                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in the MainStay
                                                              California Tax Free Fund versus Lehman
                                                              Brothers Municipal Bond Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and
                                                              Analysis                                         6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               26
                                                              The MainStay Funds                              27

                       This page intentionally left blank

President's Letter

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2000

---------------
  * Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

$10,000 Invested in the MainStay California
Tax Free Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES SEC Returns: 1 Year -10.98%, 5 Years 3.80%, Since Inception 4.36%

[LINE GRAPH]

                                                 MAINSTAY CALIFORNIA TAX         LEHMAN BROTHERS
                                                        FREE FUND             MUNICIPAL BOND INDEX*         INFLATION (CPI)+
                                                 -----------------------      ---------------------         ----------------
10/1/91                                                    9550                       10000                       10000
12/91                                                      9748                       10335                       10051
12/92                                                     10516                       11247                       10349
12/93                                                     11852                       12628                       10632
12/94                                                     11273                       11975                       10908
12/95                                                     12984                       14066                       11192
12/96                                                     13430                       14689                       11563
12/97                                                     14491                       16038                       11758
12/98                                                     15263                       17077                       11947
12/99                                                     14227                       16513                       12267

CLASS B AND CLASS C SHARES
Class B SEC Returns: 1 Year -11.59%, 5 Years 4.17%, Since Inception 4.79% Class C SEC Returns: 1 Year -7.87%, 5 Years 4.51%, Since Inception 4.79%

[LINE GRAPH]

                                                 MAINSTAY CALIFORNIA TAX         LEHMAN BROTHERS
                                                        FREE FUND             MUNICIPAL BOND INDEX*         INFLATION (CPI)+
                                                 -----------------------      ---------------------         ----------------
10/1/91                                                   10000                       10000                       10000
12/91                                                     10207                       10335                       10051
12/92                                                     11011                       11247                       10349
12/93                                                     12410                       12628                       10632
12/94                                                     11804                       11975                       10908
12/95                                                     13564                       14066                       11192
12/96                                                     13984                       14689                       11563
12/97                                                     15050                       16038                       11758
12/98                                                     15813                       17077                       11947
12/99                                                     14716                       16513                       12267

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 10/1/91 reflecting the effect of the 4.5% up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of the Class A shares for periods from 10/1/91 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their loads and expense structures. Performance does not reflect the Contingent Deferred Sales Charge
  (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of Class A shares for periods 10/1/91 through 12/31/94 and Class B shares for periods 1/1/95 through 8/31/98. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. (The $10,000 invested in the Lehman Brothers Municipal Bond Index begins on 9/30/91.) All results include reinvestment of distributions at net asset value and change in share price for the stated period.

  * The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

Events of the preceding two years, especially the currency crises in Asia, Russia, and Latin America and the resulting stresses on global financial markets, set the stage for robust U.S. economic growth in 1999. Real gross domestic product (GDP) expanded at about 4% for the year, while a combination of low interest rates, a strong dollar, low commodity prices, and a rising stock market allowed consumers to continue spending at a strong pace. Meanwhile, inflation remained subdued, despite a tight labor market and rising oil prices. This raises the important question: Why is inflation so modest when demand is strong? We think several explanations can be offered, including a lack of pricing power, capacity utilization that is below inflationary levels, price-conscious consumers, and modest growth in base wages, despite high employment levels. At the same time, productivity gains resulting from the technological revolution have continued to help keep inflation in check.

Even with all of that, the Federal Reserve Board argued that the pace of the economy could not be indefinitely supported by labor-force growth and productivity gains. Concerned about the potential for inflation, the Federal Reserve raised the targeted federal funds rate by 0.25% three times in 1999--on June 30, August 24, and November 16--to close the year with a targeted rate of 5.50%.

The Federal Reserve's influence was clearly felt by the bond market during 1999. While the municipal markets were impacted to a less-dramatic degree than taxable bonds, including U.S. Treasuries, yields on municipal securities nevertheless rose by over 1.00% during the twelve months ended December 31, 1999.

California's economic outlook was strengthened by the recovery in Asian markets. As the stock market focused on technology, companies throughout Silicon Valley continued to prosper. The state benefited from strong consumer spending and a broadening economic base, even as rising interest rates pushed municipal bond prices lower.

FUND PERFORMANCE

For the year ended December 31, 1999, the MainStay California Tax Free Fund returned -6.79% for Class A shares and -6.94% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -5.16% return of the average Lipper(1) California municipal debt fund and the -2.06% return of the Lehman Brothers Municipal Bond Index(2) during the annual period.

STRATEGIC MANAGEMENT DECISIONS

The Fund's strategy during the first three quarters of the year focused on the relative value of long-term municipal bonds versus U.S. Treasuries. At the close



-------
(1) See footnote and table on page 10 for more information on Lipper Inc.
(2) See footnote and table on page 5 for more information on the Lehman Brothers Municipal Bond Index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/91                                                                             2.07
12/92                                                                             7.88
12/93                                                                            12.71
12/94                                                                            -4.88
12/95                                                                            15.18
12/96                                                                             3.44
12/97                                                                             7.90
12/98                                                                             5.33
12/99                                                                            -6.79

 Past performance is no guarantee of future results. See footnote * on page 10 for more information on performance.

CLASS B AND CLASS C SHARES

[BAR GRAPH]

                                                                          CLASS B & C SHARES
                                                                          ------------------
12/91                                                                             2.07
12/92                                                                             7.88
12/93                                                                            12.71
12/94                                                                            -4.88
12/95                                                                            14.91
12/96                                                                             3.10
12/97                                                                             7.63
12/98                                                                             5.07
12/99                                                                            -6.94

Past performance is no guarantee of future results. Class B returns reflect the historical performance of the Class A shares for periods 12/91 through 12/94. Class C shares returns reflect the historical performance of the Class B shares for the periods 12/91 through 8/98. See footnote * on page 10 for more information on performance.



of 1998, municipals were providing almost the same yields as comparable Treasury securities. When adjusted for taxes, municipals at that time actually provided substantially higher yields than Treasuries. Our goal for the Fund was to take advantage of the attractiveness of long-term municipals by extending into longer maturities. We believed these securities would be the greatest beneficiaries if the market returned to a more traditional relationship between Treasuries and municipals. As interest rates rose, however, the price of long-term municipals declined, which had a negative impact on Fund performance.

Personnel and investment-strategy changes were implemented in the fall of 1999 to help enhance the total-return profile of the Fund. The investment focus shifted to reducing the portfolio's duration and to applying tactical yield-curve strategies--all while maintaining the high credit quality of the bonds in the Fund's portfolio. The positive results of these changes began to become evident in the improved Fund performance for the fourth quarter of 1999. During the fourth quarter, all share classes outperformed the average Lipper California municipal debt fund, and in December the improvement relative to the average fund in this Lipper universe was even more pronounced.

PORTFOLIO CHARACTERISTICS

In a generally declining market, we sought relative value for the Fund in utility bonds, believing that continuing deregulation and strong demand could provide a reliable revenue stream. Significant positions included Los Angeles County Water and Power bonds and Los Angeles Waste Water Systems bonds. The Fund also overweighted education bonds, with a variety of issues serving various areas in the state. Transportation bonds were also overweighted, with significant positions at year-end in San Joaquin Hills transportation bonds and San Francisco City & County airport bonds.

With interest rates rising, we chose to underweight the Fund in housing issues to pursue relative value elsewhere in the California municipal market. As the pace of environmental regulation had eased, the Fund also underweighted industrial pollution bonds. The Fund continues to seek broad diversification by issuer, county, municipal sector, coupon, and maturity to help manage risk in a geographically restricted portfolio.

LOOKING AHEAD

As the Federal Reserve's 1999 interest-rate increases filter through the economy, we believe they may help keep inflationary pressures under control and slow economic growth in the first half of 2000. Although consumers remain confident, we believe higher borrowing costs and modest wage growth will likely temper individuals' spending patterns. Current 30-year mortgage rates, for example, offer far less incentive to refinance than those available at the beginning of 1999. Business spending, however, may be on the rise in 2000, as cash budgeted for potential Y2K compliance issues may be redirected to capital spending.

Recent comments by Federal Reserve officials indicate that they view the tight labor market as an imminent inflationary risk. They believe that the old rules of supply and demand will continue to influence the market. Thus, we expect the Federal Reserve to raise rates in the first several months of 2000. We believe the result will likely be a slightly flatter yield curve in the municipal bond market. We also expect demand for municipals to increase, as investors begin to lock in attractive long-term rates with substantial equity-market gains garnered over the last five years. As of year-end 1999, an investor in the highest tax bracket could invest in a 30-year callable municipal bond at a yield exceeding 6%. That is equivalent to a 10% yield on a taxable investment.

We currently intend to maintain the high quality of the securities in the Fund's portfolio, as we do not feel the difference in yield between securities rated AAA and those rated BBB(3) is enough to justify taking on the added credit risk. We also intend to continue seeking yield advantages and diversification by county, municipal sector, coupon, and maturity as opportunities arise. Whatever the markets may bring, the Fund will continue to seek to provide a high level of current income exempt from regular federal income tax and California personal income tax, consistent with the preservation of capital. We believe our recent strategy changes will better enable us to meet this objective.

Edward Munshower
Portfolio Manager
MacKay Shields LLC

   TARGETED DIVIDEND POLICY

   As far as possible, the MainStay California Tax Free Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In the first eight months of 1999, however, the Fund distributed more income to shareholders than it had received. As a result, the Fund adjusted its dividend downward effective August 31, 1999. No taxable distributions from net investment income were made to shareholders during the year. Decreasing the dividend had a stabilizing impact on the Fund's net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.







-------
(3) Currently debt rated AAA has the highest rating assigned by Standard & Poor's and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, these ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                             LIFE OF FUND
                   1 YEAR       5 YEARS    THROUGH 12/31/99
Class A            -6.79%        4.77%       4.95%
Class B            -6.94%        4.51%       4.79%
Class C            -6.94%        4.51%       4.79%

   FUND SEC RETURNS*

                                             LIFE OF FUND
                   1 YEAR       5 YEARS    THROUGH 12/31/99
Class A           -10.98%        3.80%          4.36%
Class B           -11.59%        4.17%          4.79%
Class C            -7.87%        4.51%          4.79%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                            LIFE OF FUND
                  1 YEAR      5 YEARS     THROUGH 12/31/99
Class A         90 out of    74 out of         39 out of
                107 funds    78 funds          44 funds
Class B         92 out of    77 out of         77 out of
                107 funds    78 funds          78 funds
Class C         92 out of    n/a               94 out of
                107 funds                     106 funds
Average Lipper
CA municipal
debt fund       -5.16%       6.08%            5.57%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

                NAV 12/31/99  INCOME    CAPITAL GAINS
Class A            $8.89      $0.4088      $0.0215
Class B            $8.87      $0.3850      $0.0215
Class C            $8.87      $0.3850      $0.0215

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares, first offered to the public on 1/3/95, are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) up to 12/31/94. Performance figures for the two classes vary after this date based on differences in their loads and expense structures. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) up to 12/31/94 and Class B shares for periods 1/1/95 up to 8/31/98. Performance figures for the classes vary after these dates based on differences in their loads and expense structures.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A shares were first offered to the public on 10/1/91, Class B shares on 1/3/95, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 10/1/91 through 12/31/99. Lipper returns and rankings are unaudited.

MainStay California Tax Free Fund

                                   PRINCIPAL
                                    AMOUNT            VALUE
                               -------------------------------
LONG-TERM MUNICIPAL BONDS (97.4%)+

CALIFORNIA (85.1%)
California Educational
 Facilities
 Authority Revenue
 Pooled College & University
 Projects, Series A
 5.625%, due 7/1/23.............  $1,100,000       $   978,219
 Project B
 6.30%, due 4/1/21 (b)..........     500,000           499,300
 Stanford University, Series N
 5.20%, due 12/1/27 (b).........   1,200,000         1,062,984
 University of Southern
 California
 5.50%, due 10/1/27.............   1,000,000           929,030
California Housing Finance
 Agency
 Single Family Mortgage
 Series D2
 (zero coupon), due 2/1/29
 (a)............................   3,000,000           476,160
California Pollution Control
 Financing Authority Revenue
 San Diego Gas & Electric
 Series A
 5.90%, due 6/1/14..............     400,000           409,948
California State Department
 Water
 Resources Center Valley Project
 Revenue, Water System
 Series I
 6.95%, due 12/1/25 (d).........   2,000,000         2,054,580
California State Public Works
 Board Lease Revenue
 Department of Corrections
 State Prisons
 Series A
 5.00%, due 12/1/19.............   1,000,000           886,220
California State University
 Revenue & Colleges
 Housing Systems
 5.90%, due 11/1/21.............   1,200,000         1,196,232
California Statewide Community
 Development Authority
 Partnership
 5.50%, due 8/15/31.............   1,000,000           913,160
 Catholic HealthCare West
 6.50%, due 7/1/20..............   1,000,000           965,370
Escondido California
 Union High School District
 (zero coupon), due 11/1/12.....   1,350,000           672,449
Los Angeles California
 Department of Water & Power
 Electric Plant Revenue
 6.375%, due 2/1/20.............   2,000,000         2,067,480

-------
+  Percentages indicated are based on Fund net assets.

                                   PRINCIPAL
                                    AMOUNT            VALUE

                               -------------------------------
CALIFORNIA (CONTINUED)
Los Angeles California Waste
 Water
 Systems Revenue, Series A
 5.00%, due 6/1/28..............  $1,000,000       $   853,270
Los Angeles County California
 Transportation Commission
 Sales Tax Revenue
 Series A
 6.00%, due 7/1/23 (d)..........     950,000         1,002,079
Oakland California
 General Obligation, Measure K
 5.90%, due 12/15/22............   1,000,000           996,850
San Diego County Water Authority
 Revenue, Series A
 4.75%, due 5/1/20..............   1,000,000           838,200
San Francisco California
 City & County Airports
 Commission
 International Airport Revenue
 Second Series, Issue 6
 6.60%, due 5/1/20 (a)(b).......   1,000,000         1,055,180
 Issue 2
 6.75%, due 5/1/20..............     500,000           527,485
San Joaquin Hills California
 Transportation Corridor Agency
 Senior Lien Toll Road Revenue
 (zero coupon), due 1/1/22
 (d)............................   3,000,000           797,280
San Marino California Unified
 School District, Series B
 5.00%, due 6/1/23..............   1,000,000           868,810
Santa Monica-Malibu Unified
 School District
 5.25%, due 8/1/17..............   1,000,000           943,500
                                                   -----------
                                                    20,993,786
                                                   -----------

PUERTO RICO (8.3%)
Puerto Rico Electric Power
 Authority
 Power Revenue, Series U
 6.00%, due 7/1/14..............   1,060,000         1,078,338
Puerto Rico Municipal Finance
 Agency Series A
 5.50%, due 8/1/17..............   1,000,000           977,380
                                                   -----------
                                                     2,055,718
                                                   -----------

VIRGIN ISLANDS (4.0%)
Virgin Islands Public Finance
 Authority
 Gross Receipts Taxes, Series A
 6.50%, due 10/1/24.............   1,000,000           990,160
                                                   -----------
Total Long-Term Municipal Bonds
 (Cost $25,491,810).............                    24,039,664
                                                   -----------



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1999

                                   PRINCIPAL
                                    AMOUNT            VALUE
--------------------------------------------------------------
SHORT-TERM MUNICIPAL BOND (1.3%)
California Health Facilities
  Financing Authority Revenue
  St. Joseph Health Systems,
  Series B
  4.20%, due 7/1/13 (c).........  $  300,000       $   300,000
                                                   -----------
Total Short-Term Municipal Bond
 (Cost $300,000)................                       300,000
                                                   -----------
Total Investments
 (Cost $25,791,810) (e).........        98.7%       24,339,664(f)
Cash and Other Assets
 Less Liabilities...............         1.3           323,147
                                       -----       -----------
Net Assets......................       100.0%      $24,662,811
                                       =====       ===========

                       CONTRACTS         UNREALIZED
                         SHORT        APPRECIATION (g)
------------------------------------------------------
FUTURES CONTRACTS (0.0%)(h)
Municipal Bond
  March 2000 (30
  Year)..............    (22)             $19,437
                                          -------
Total Futures
 Contracts
 (Settlement Value
 $2,053,750).........                     $19,437
                                          =======

-------
 (a) Interest on this security is subject to alternative minimum tax.
 (b) Segregated as collateral for futures contracts.
 (c) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
 (d) Prerefunding securities-issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
 (e) The cost stated also represents the aggregate cost for Federal income tax purposes.
 (f) At December 31, 1999, net unrealized depreciation was $1,452,146, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $32,947 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,485,093.
 (g) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1999.
 (h) Less than one tenth of a percent.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $25,791,810)..............................................       $24,339,664
Cash........................................................            66,523
Receivables:
  Interest..................................................           319,665
  Variation margin on futures contracts.....................               687
  Fund shares sold..........................................                80
                                                                   -----------
        Total assets........................................        24,726,619
                                                                   -----------
LIABILITIES:
Payables:
  Shareholder communication.................................            19,101
  MainStay Management.......................................            17,936
  NYLIFE Distributors.......................................             7,787
  Transfer agent............................................             4,557
  Custodian.................................................             3,483
  Trustees..................................................               201
Accrued expenses............................................            10,743
                                                                   -----------
        Total liabilities...................................            63,808
                                                                   -----------
Net assets..................................................       $24,662,811
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    14,673
  Class B...................................................            11,925
  Class C...................................................             1,175
Additional paid-in capital..................................        27,239,683
Accumulated net realized loss on investments................        (1,171,936)
Net unrealized depreciation on investments and futures
  contracts.................................................        (1,432,709)
                                                                   -----------
Net assets..................................................       $24,662,811
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $13,047,992
                                                                   ===========
Shares of beneficial interest outstanding...................         1,467,359
                                                                   ===========
Net asset value per share outstanding.......................       $      8.89
Maximum sales charge (4.50% of offering price)..............              0.42
                                                                   -----------
Maximum offering price per share outstanding................       $      9.31
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $10,572,676
                                                                   ===========
Shares of beneficial interest outstanding...................         1,192,517
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.87
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 1,042,143
                                                                   ===========
Shares of beneficial interest outstanding...................           117,557
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.87
                                                                   ===========



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 1,523,377
                                                              -----------
Expenses:
  Management................................................      138,140
  Transfer agent............................................       50,567
  Service--Class A..........................................       39,369
  Service--Class B..........................................       28,668
  Service--Class C..........................................        1,033
  Distribution--Class B.....................................       28,668
  Distribution--Class C.....................................        1,033
  Professional..............................................       27,393
  Shareholder communication.................................       27,235
  Recordkeeping.............................................       12,599
  Custodian.................................................       10,154
  Registration..............................................        5,810
  Trustees..................................................          765
  Miscellaneous.............................................       19,076
                                                              -----------
    Total expenses before reimbursement.....................      390,510
Expense reimbursement from Manager..........................      (18,223)
                                                              -----------
    Net expenses............................................      372,287
                                                              -----------
Net investment income.......................................    1,151,090
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................   (1,273,128)
  Futures transactions......................................      101,192
                                                              -----------
Net realized loss on investments............................   (1,171,936)
Net change in unrealized appreciation on investments:
  Security transactions.....................................   (1,892,369)
  Futures transactions......................................       19,437
                                                              -----------
Net unrealized loss on investments..........................   (1,872,932)
                                                              -----------
Net realized and unrealized loss on investments.............   (3,044,868)
                                                              -----------
Net decrease in net assets resulting from operations........  $(1,893,778)
                                                              ===========



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  1999           1998
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 1,151,090    $ 1,201,368
  Net realized gain (loss) on investments...................   (1,171,936)       194,967
  Net change in unrealized appreciation on investments......   (1,872,932)        33,522
                                                              -----------    -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................   (1,893,778)     1,429,857
                                                              -----------    -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (669,100)      (829,959)
    Class B.................................................     (466,785)      (371,405)
    Class C.................................................      (17,129)            (4)
  From net realized gain on investments:
    Class A.................................................      (31,459)       (51,770)
    Class B.................................................      (25,724)       (28,842)
    Class C.................................................       (2,513)            --
                                                              -----------    -----------
      Total dividends and distributions to shareholders.....   (1,212,710)    (1,281,980)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    2,594,754      3,054,557
    Class B.................................................    2,819,909      4,619,693
    Class C.................................................    1,230,588            250
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      374,661        461,490
    Class B.................................................      282,622        228,712
    Class C.................................................       19,069              3
                                                              -----------    -----------
                                                                7,321,603      8,364,705
  Cost of shares redeemed:
    Class A.................................................   (7,416,573)    (2,614,618)
    Class B.................................................   (2,225,311)    (1,139,633)
    Class C.................................................     (155,491)            --
                                                              -----------    -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (2,475,722)     4,610,454
                                                              -----------    -----------
      Net increase (decrease) in net assets.................   (5,582,210)     4,758,331

NET ASSETS:

Beginning of year...........................................   30,245,021     25,486,690
                                                              -----------    -----------
End of year.................................................  $24,662,811    $30,245,021
                                                              ===========    ===========


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                             --------------------------------------------------------
                                                                             Year ended December 31,
                                                             --------------------------------------------------------
                                                              1999      1998         1997         1996         1995
                                                             -------   -------      -------      -------      -------
Net asset value at beginning of period.....................  $  9.98   $  9.93      $  9.78      $  9.95      $  9.10
                                                             -------   -------      -------      -------      -------
Net investment income......................................     0.41      0.44         0.48         0.49         0.50
Net realized and unrealized gain (loss) on investments.....    (1.07)     0.08         0.27        (0.16)        0.85
                                                             -------   -------      -------      -------      -------
Total from investment operations...........................    (0.66)     0.52         0.75         0.33         1.35
                                                             -------   -------      -------      -------      -------
Less dividends and distributions:
  From net investment income...............................    (0.41)    (0.46)       (0.48)       (0.50)       (0.50)
  From net realized gain on investments....................    (0.02)    (0.01)       (0.12)          --           --
                                                             -------   -------      -------      -------      -------
Total dividends and distributions..........................    (0.43)    (0.47)       (0.60)       (0.50)       (0.50)
                                                             -------   -------      -------      -------      -------
Net asset value at end of period...........................  $  8.89   $  9.98      $  9.93      $  9.78      $  9.95
                                                             =======   =======      =======      =======      =======
Total investment return (a)................................    (6.79%)    5.33%        7.90%        3.44%       15.18%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income..................................     4.27%     4.42%        4.88%         5.0%         5.3%
    Net expenses...........................................     1.24%     1.24%        1.24%        1.24%        1.24%
    Expenses (before reimbursement)........................     1.31%     1.40%        1.26%         1.3%         1.4%
Portfolio turnover rate....................................      123%      104%         108%          79%         107%
Net assets at end of period (in 000's).....................  $13,048   $19,204      $18,199      $18,098      $19,825

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                            Class B                                          Class C
    --------------------------------------------------------      ------------------------------
                                                                                    September 1*
                    Year ended December 31,                        Year ended         through
    --------------------------------------------------------      December 31,      December 31,
     1999         1998         1997        1996        1995           1999              1998
    -------      -------      ------      ------      ------      ------------      ------------
    $  9.95      $  9.90      $ 9.75      $ 9.91      $ 9.10         $ 9.95            $ 9.95
    -------      -------      ------      ------      ------         ------            ------
       0.38         0.42        0.45        0.45        0.52           0.38              0.13
      (1.05)        0.07        0.27       (0.16)       0.81          (1.05)             0.02
    -------      -------      ------      ------      ------         ------            ------
      (0.67)        0.49        0.72        0.29        1.33          (0.67)             0.15
    -------      -------      ------      ------      ------         ------            ------
      (0.39)       (0.43)      (0.45)      (0.45)      (0.52)         (0.39)            (0.14)
      (0.02)       (0.01)      (0.12)         --          --          (0.02)            (0.01)
    -------      -------      ------      ------      ------         ------            ------
      (0.41)       (0.44)      (0.57)      (0.45)      (0.52)         (0.41)            (0.15)
    -------      -------      ------      ------      ------         ------            ------
    $  8.87      $  9.95      $ 9.90      $ 9.75      $ 9.91         $ 8.87            $ 9.95
    =======      =======      ======      ======      ======         ======            ======
      (6.94%)       5.07%       7.63%       3.10%      14.91%         (6.94%)            1.51%
       4.02%        4.17%       4.63%        4.7%        5.1%          4.02%             4.17%+
       1.49%        1.49%       1.49%       1.49%       1.49%          1.49%             1.49%+
       1.56%        1.65%       1.51%        1.6%        1.7%          1.56%             1.65%+
        123%         104%        108%         79%        107%           123%              104%
    $10,573      $11,040      $7,288      $5,089      $1,963         $1,042                --(b)


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay California Tax Free Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay California Tax Free Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on October 1, 1991, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on January 3, 1995 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide a high level of current income exempt from regular federal income tax and California personal income tax, consistent with preservation of capital.

The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of California, the Commonwealth of Puerto Rico, Guam and the Virgin Islands. The issuer's ability to meet its obligations may be affected by economic and political developments in the State of California, the Commonwealth of Puerto Rico, Guam and the Virgin Islands.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options for futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

MainStay California Tax Free Fund

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. A permanent book-tax difference of $1,924 is an increase to undistributed net investment income. In addition, decreases of $2,038 and $114 have been made to additional paid-in capital and accumulated net realized loss on investments, respectively. These book-tax differences are due to a recharacterization of distributions.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.24%, 1.49% and 1.49% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 1999 the Manager earned $138,140 and reimbursed the Fund $18,223.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $5,727 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemptions of Class B and Class C shares of $15,817 and $624, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend

MainStay California Tax Free Fund

disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999 amounted to $50,567.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1999, the Distributor beneficially held shares of Class A of the Fund with a net asset value of $2,410,277, which represents 18.5% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $765 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,599 for the year ended December 31, 1999.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1999, for Federal income tax purposes, capital loss carryforwards of $757,283 which have been deferred for Federal income tax purposes, were available to the extent provided by the regulations to offset future realized gains through 2007. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. In addition, the Fund intends to elect, to the extent provided by the regulations, to treat $395,216 of qualifying capital losses that arose during the year after October 31, 1999 as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than short-term securities, were $33,191 and $35,143, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    YEAR ENDED                             PERIOD ENDED
                                                 DECEMBER 31, 1999                      DECEMBER 31, 1998
                                         ---------------------------------      ----------------------------------
                                         CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C*
                                         -------      -------      -------      -------      -------      --------
Shares sold............................    273          290          132          308          465           --
Shares issued in reinvestment of
  dividends and distributions..........     39           30            2           46           23           --
                                          ----         ----          ---         ----         ----          ---
                                           312          320          134          354          488           --
Shares redeemed........................   (769)        (237)         (17)        (263)        (115)          --
                                          ----         ----          ---         ----         ----          ---
Net increase (decrease)................   (457)          83          117           91          373           --(a)
                                          ====         ====          ===         ====         ====          ===

-------

 *   First offered on September 1, 1998.
(a)  Less than one thousand.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay California Tax Free Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

Officers & Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel

* As of December 31, 1999.

[MAINSTAY INVESTMENTS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay California Tax Free Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN04-02/00

[RECYCLE LOGO]

                                                       [THE MAINSTAY FUNDS LOGO]

    MainStay
    California Tax Free Fund

    ANNUAL REPORT

    DECEMBER 31, 1999

    [MAINSTAY INVESTMENTS LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in the MainStay Capital
                                                              Appreciation Fund versus the S&P 500 Index
                                                              and Inflation--Class A, Class B, and Class C
                                                              Shares                                           3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year Performance                         5
                                                              Returns and Lipper Rankings                      8
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               23
                                                              The MainStay Funds                              24

President's Letter

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2000

---------------
* Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

$10,000 Invested in the MainStay
Capital Appreciation Fund
versus the S&P 500 Index and Inflation

CLASS A SHARES SEC Returns: 1 Year 18.03%, 5 Years 26.97%, 10 Years 21.84%

                                                    MAINSTAY CAPITAL
YEAR END                                            APPRECIATION FUND            S&P 500 INDEX*             INFLATION (CPI)(+)
--------                                            -----------------            --------------             ----------------
12/89                                                    9450.00                    10000.00                    10000.00
12/90                                                    9839.00                     9690.00                    10625.00
12/91                                                   16565.00                    12636.00                    10942.00
12/92                                                   18387.00                    13597.00                    11265.00
12/93                                                   20964.00                    14963.00                    11574.00
12/94                                                   20644.00                    15160.00                    11875.00
12/95                                                   28032.00                    20851.00                    12184.00
12/96                                                   33403.00                    25634.00                    12587.00
12/97                                                   41453.00                    34186.00                    12801.00
12/98                                                   57721.00                    43956.00                    13007.00
12/99                                                   72092.00                    53205.00                    13356.00

CLASS B AND CLASS C SHARES
Class B SEC Returns: 1 Year 18.90%, 5 Years 27.47%, 10 Years 22.15% Class C SEC Returns: 1 Year 22.90%, 5 Years 27.62%, 10 Years 22.15%

                                                    MAINSTAY CAPITAL
YEAR END                                            APPRECIATION FUND            S&P 500 INDEX*             INFLATION (CPI)(+)
--------                                            -----------------            --------------             ----------------
12/89                                                   10000.00                    10000.00                    10000.00
12/90                                                   10411.00                     9690.00                    10625.00
12/91                                                   17529.00                    12636.00                    10942.00
12/92                                                   19457.00                    13597.00                    11265.00
12/93                                                   22184.00                    14963.00                    11574.00
12/94                                                   21846.00                    15160.00                    11875.00
12/95                                                   29515.00                    20851.00                    12184.00
12/96                                                   34993.00                    25634.00                    12587.00
12/97                                                   43199.00                    34186.00                    12801.00
12/98                                                   59680.00                    43956.00                    13007.00
12/99                                                   73947.00                    53205.00                    13356.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 12/31/89 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450, and includes the historical performance of the Class B shares for periods from 12/31/89 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their loads and expense structures. The Class B graph assumes an initial investment of $10,000 made on 12/31/89. Performance does not reflect the Contingent Deferred Sales Charge
  (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 12/31/89 and includes the historical performance of the Class B shares for periods from 12/31/89 through 8/31/98. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis
In 1999, the S&P 500 Composite Stock Price Index(1) recorded a 21.04% gain, marking the fifth consecutive year of returns over 20%. Early in the year, many investors rotated out of growth stocks into value equities. As the year progressed, however, many investors became enamored with Internet and technology stocks, causing growth stocks to largely outperform other domestic asset classes. Around the world, stock markets soared as global economies recovered from the crisis in 1998.

On the economic front, we believe three Federal Reserve targeted federal funds rate increases triggered much of the stock market's volatility, as the Fed tried to slow economic growth and keep inflation in check. Although surging oil prices raised inflation concerns, in most sectors pricing power remained limited and inflation was low. We believe the combination of a strong economy and modest inflation led many investors to buy stocks in the face of rising interest rates. As many investors began to sense that Y2K concerns were perhaps overblown, they flocked to stocks at the end of the year.

PERFORMANCE REVIEW

For the year ended December 31, 1999, the MainStay Capital Appreciation Fund returned 24.90% for Class A shares and 23.90% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 21.04% return of the S&P 500 Index over the same period, but underperformed the 38.01% return of the average Lipper(2) large-cap growth fund.

It is worth noting that Morningstar(3) rated the MainStay Capital Appreciation Fund Class B shares five stars overall as of December 31, 1999. The Fund's Class B shares received four stars for the three- and five-year periods, and five stars for the ten-year period ended December 31, 1999, from among 3,469, 2,180, and 770 domestic equity funds, respectively.

TECHNOLOGY STOCKS

Technology stocks led the market's advance throughout most of 1999. Sun Microsystems (+262%)(4) was the Fund's best-performing stock in 1999, as well as its fifth-largest holding. Other strong technology stocks included Oracle (+290%), EMC (+160%), and Cisco Systems (+138%). All of these stocks were among the Fund's largest holdings and had a major positive impact on performance.

Key technology purchases in 1999 included Motorola, Texas Instruments, and Nextel. Each of these three companies benefited from tremendous market growth in wireless technology and contributed positively to the Fund's performance.

-------
(1) See footnote on page 3 for more information on the S&P 500(R) Index.
(2) See footnote and table on page 8 for more information on Lipper Inc.
(3) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) to five
    (high) stars are based on a fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Funds (or share classes) are not rated until they have three years of performance history.
(4) Returns reflect performance for the one-year period ended 12/31/99.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[LINE GRAPH]

YEAR END                                                                    TOTAL RETURN %
--------                                                                    --------------
12/86                                                                            -3.56
12/87                                                                            -2.18
12/88                                                                             2.55
12/89                                                                            26.06
12/90                                                                             4.12
12/91                                                                            68.36
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.79
12/96                                                                            19.16
12/97                                                                            24.10
12/98                                                                            39.24
12/99                                                                            24.90

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/94. See footnote * on page 8 for more information on performance.

CLASS B AND CLASS C SHARES
[LINE GRAPH]

YEAR END                                                                    TOTAL RETURN %
--------                                                                    --------------
12/86                                                                            -3.56
12/87                                                                            -2.18
12/88                                                                             2.55
12/89                                                                            26.06
12/90                                                                             4.12
12/91                                                                            68.36
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.11
12/96                                                                            18.56
12/97                                                                            23.45
12/98                                                                            38.15
12/99                                                                            23.90

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 12/86 through 8/98. See footnote * on page 8 for more information on performance.

RADIO, CABLE, MEDIA, AND OTHER

Throughout the year, the Fund benefited from increased exposure to radio, cable, and media companies that would enjoy increasing revenue and income growth from higher advertising spending and advanced technology.

During the third quarter, we began purchasing Corning for the Fund. Corning is a largely misunderstood company whose value lies in its fast-growing fiber-optic cable and photonics businesses. Corning is a major supplier to telecom carriers and related equipment companies and is a major beneficiary of the drive to increase bandwidth through optical technology. Since its initial purchase, the stock has almost doubled.

In January through June, we purchased Omnicom for the Fund, one of the world's largest advertising agencies. The company is capitalizing on Internet trends and stands to benefit in 2000 from advertising spending for the Olympics and the Presidential election. In the utility sector, we purchased AES Corp., one of the world's largest independent power generators, for the Fund. The company is benefiting from energy deregulation and contracts to provide energy at competitive prices.

HEALTH CARE AND PHARMACEUTICALS

Shares of Genentech, a large biotechnology company, have doubled in price since their initial purchase by the Fund. The company delivered two promising cancer drugs to market and moved several products closer to FDA approval. We also purchased shares of Amgen, one of the world's largest biotech companies, for the Fund as new products due in 2000 moved the company into an accelerating growth phase.

While biotech companies soared, traditional drug stocks showed poor performance throughout the year. Wholesale drug distributor Cardinal Health and pharmaceutical companies Eli Lilly, Pfizer, and Schering-Plough were among the Fund's worst performers. We sold the Fund's Eli Lilly holdings during the second quarter and the stock continued to decline after the sale. In December, we sold Pfizer and trimmed all of the Fund's health care holdings. We believe election debates on health care issues will make these stocks more controversial in the coming year.

OTHER SECTORS

Retailers had varied results. Home Depot showed accelerating revenue and earnings growth of greater than 40% and capitalized on a strong housing market to return 69% for the year. Although Nordstrom held out the promise of a restructuring that would result in an earnings turnaround, we sold the Fund's holdings in the department store chain when anticipated changes failed to materialize.

Consumer staples had a negative impact on the Fund's performance. Kroger and Safeway, the nation's two largest supermarket chains, declined significantly in 1999. In December, Kroger reported disappointing earnings, which led us to sell both of these supermarket stocks for the Fund. Since the market was moving away from defensive stocks as Y2K approached, the sales helped position the portfolio positively for the year ahead.

While some financial stocks such as Citigroup and AIG performed well in 1999, we saw rising interest rates as a reason to sell the Fund's holdings in Fannie Mae, Southtrust, and Conseco early in the year. We also sold Freddie Mac in the third quarter and Associates First Capital in the fourth. Although some of these sales were at a loss for the year, the proceeds were used to purchase more productive assets, so we believe they were beneficial for the Fund.

LOOKING AHEAD

As we enter the new year, we continue to favor technology, media, and telecommunications companies. In health care, regulatory concerns have prompted us to shift our focus more towards biotechnology stocks. Since we anticipate further tightening moves by the Federal Reserve, the Fund will enter 2000 underweighted in financials.

No matter what the economy or the markets may bring, the Fund will continue to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC


Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                              LIFE OF FUND
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 12/31/99
    Class A                24.90%      28.42%     22.53%         17.71%
    Class B                23.90%      27.62%     22.15%         17.44%
    Class C                23.90%      27.62%     22.15%         17.44%

   FUND SEC RETURNS*

                                                              LIFE OF FUND
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 12/31/99
    Class A                18.03%      26.97%     21.84%         17.22%
    Class B                18.90%      27.47%     22.15%         17.44%
    Class C                22.90%      27.62%     22.15%         17.44%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                                              LIFE OF FUND
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 12/31/99
    Class A              294 out of  93 out of      n/a          93 out of
                         363 funds   149 funds                  149 funds
    Class B              307 out of  106 out of  7 out of        16 out of
                         363 funds   149 funds   51 funds        37 funds
    Class C              307 out of     n/a         n/a         271 out of
                         363 funds                              339 funds
    Average Lipper
    large-cap growth
    fund(++)               38.01%      30.14%     19.36%       17.04%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

                NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A        $57.12      $0.0000      $3.6044
    Class B        $55.15      $0.0000      $3.6044
    Class C        $55.15      $0.0000      $3.6044

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance figures for the two classes after this date vary based on differences in their loads and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance figures for the two classes after this date vary based on differences in their loads.

 (+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/99. Lipper returns and rankings are unaudited.

(++) Lipper's new fund classification structure, effective September 1999, is reflected in this material.

MainStay Capital Appreciation Fund

                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (98.1%)+

BANKS (1.8%)
Firstar Corp. ...............   1,256,900       $   26,552,013
Wells Fargo & Co. ...........   1,183,200           47,845,650
                                                --------------
                                                    74,397,663
                                                --------------

BIOTECHNOLOGY (2.0%)
Genentech, Inc. (a)..........     500,000           67,250,000
Millennium Pharmaceuticals,
 Inc. (a)....................     130,000           15,860,000
                                                --------------
                                                    83,110,000
                                                --------------

BROADCAST/MEDIA (7.9%)
AMFM Inc. (a)................     759,000           59,391,750
CBS Corp. (a)................     672,000           42,966,000
Clear Channel Communications,
 Inc. (a)....................   1,009,400           90,088,950
Comcast Corp. Class A........   1,102,300           55,735,044
Fox Entertainment Group, Inc.
 Class A (a).................     595,000           14,837,812
USA Networks Inc. (a)........     590,900           32,647,225
Univision Communications Inc.
 Class A (a).................     255,000           26,057,813
                                                --------------
                                                   321,724,594
                                                --------------
COMMUNICATIONS--EQUIPMENT (6.6%)
Cisco Systems, Inc. (a)......   1,340,300          143,579,638
Lucent Technologies Inc. ....   1,664,000          124,488,000
                                                --------------
                                                   268,067,638
                                                --------------
COMPUTER SOFTWARE & SERVICES (10.3%)
America Online, Inc. (a).....     678,100           51,154,169
Compuware Corp. (a)..........   2,261,000           84,222,250
Microsoft Corp. (a)..........   1,215,300          141,886,275
Oracle Corp. (a).............   1,296,200          145,255,412
                                                --------------
                                                   422,518,106
                                                --------------

COMPUTER SYSTEMS (7.2%)
EMC Corp. (a)................   1,397,600          152,687,800
Sun Microsystems, Inc. (a)...   1,833,700          141,997,144
                                                --------------
                                                   294,684,944
                                                --------------

ELECTRIC POWER COMPANIES (1.8%)
AES Corp. (The) (a)..........   1,006,700           75,250,825
                                                --------------

ELECTRICAL EQUIPMENT (2.4%)
General Electric Co. ........     625,800           96,842,550
                                                --------------

ELECTRONICS--INSTRUMENTATION (0.5%)
PE Corp-PE Biosystems
 Group.......................     150,000           18,046,875
                                                --------------

                                 SHARES             VALUE
                               -------------------------------

ELECTRONICS--SEMICONDUCTORS (6.4%)
Intel Corp. .................   1,023,200       $   84,222,150
Motorola, Inc. ..............     555,800           81,841,550
Texas Instruments Inc. ......   1,008,700           97,717,812
                                                --------------
                                                   263,781,512
                                                --------------

ENTERTAINMENT (2.0%)
Time Warner Inc. ............   1,120,900           81,195,194
                                                --------------

FINANCE (2.4%)
Citigroup Inc. ..............   1,781,700           98,995,706
                                                --------------

FOOD & HEALTH CARE DISTRIBUTORS (0.5%)
Cardinal Health, Inc. .......     444,050           21,258,894
                                                --------------

HEALTH CARE--DRUGS (2.4%)
Merck & Co., Inc. ...........     560,400           37,581,825
Schering-Plough Corp. .......   1,463,700           61,749,844
                                                --------------
                                                    99,331,669
                                                --------------

HEALTH CARE--MEDICAL PRODUCTS (2.9%)
Guidant Corp. (a)............   1,263,200           59,370,400
Medtronic, Inc. .............   1,607,400           58,569,637
                                                --------------
                                                   117,940,037
                                                --------------

HEALTH CARE--MISCELLANEOUS (2.5%)
Amgen Inc. (a)...............   1,022,500           61,413,906
Johnson & Johnson............     427,284           39,790,822
                                                --------------
                                                   101,204,728
                                                --------------

HOTEL/MOTEL (1.3%)
Carnival Corp. ..............   1,134,200           54,228,937
                                                --------------

HOUSEHOLD PRODUCTS (2.3%)
Colgate-Palmolive Co. .......   1,463,100           95,101,500
                                                --------------

INSURANCE (3.0%)
American International Group,
 Inc. .......................     992,685          107,334,066
Marsh & McLennan Cos.,
 Inc. .......................     172,200           16,477,387
                                                --------------
                                                   123,811,453
                                                --------------

INVESTMENT BANK/BROKERAGE (0.6%)
Goldman Sachs Group Inc. ....     240,000           22,605,000
                                                --------------

LEISURE TIME (2.2%)
Harley-Davidson, Inc. .......   1,420,700           91,013,594
                                                --------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1999

                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (CONTINUED)
MANUFACTURING--DIVERSIFIED (6.3%)
Corning Inc. ................     767,500       $   98,959,531
Honeywell International,
 Inc. .......................   1,089,137           62,829,591
Tyco International Ltd. .....   2,480,634           96,434,647
                                                --------------
                                                   258,223,769
                                                --------------

PERSONAL LOANS (1.5%)
Providian Financial Corp. ...     652,950           59,459,259
                                                --------------
RETAIL (11.2%)
Bed Bath & Beyond Inc. (a)...   1,180,800           41,032,800
Circuit City Stores-Circuit
 City Group..................   1,595,000           71,874,688
CVS Corp. ...................     771,200           30,799,800
Dollar General Corp. ........   1,602,401           36,454,623
Home Depot, Inc. (The).......   2,087,550          143,127,647
Kohl's Corp. (a).............   1,158,700           83,643,656
Staples, Inc. (a)............   2,529,150           52,479,862
                                                --------------
                                                   459,413,076
                                                --------------

SPECIALIZED SERVICES (3.8%)
Cendant Corp. (a)............   1,722,628           45,757,306
IMS Health Inc. .............   1,717,600           46,697,250
Omnicom Group Inc. ..........     643,800           64,380,000
                                                --------------
                                                   156,834,556
                                                --------------

TELECOMMUNICATIONS (4.0%)
Global Crossing Ltd. (a).....     741,300           37,065,000
MCI WorldCom, Inc. (a).......   1,977,420          104,926,849
Nextel Communications Inc.
 Class A (a).................     218,000           22,481,250
                                                --------------
                                                   164,473,099
                                                --------------

TELEPHONE (1.8%)
ALLTEL Corp. ................     912,200           75,427,538
                                                --------------

TRANSPORTATION (0.5%)
United Parcel Service, Inc.
 Class B.....................     275,000           18,975,000
                                                --------------
Total Common Stocks
 (Cost $2,203,424,908).......                    4,017,917,716
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
SHORT-TERM INVESTMENTS (2.3%)

COMMERCIAL PAPER (1.1%)
Associates Corp.
 4.00%, due 1/3/00...........  $4,550,000       $    4,548,989
Ford Motor Credit Corp.
 5.68%, due 1/12/00..........  20,000,000           19,965,272
General Electric Capital
 Corp.
 6.60%, due 1/13/00..........  20,000,000           19,955,960
                                                --------------
Total Commercial Paper
 (Cost $44,470,221)..........                       44,470,221
                                                --------------

                                 SHARES
                                ----------
INVESTMENT COMPANY (1.2%)
Merrill Lynch Premier
 Institutional Fund..........  51,145,000           51,145,000
                                                --------------
Total Investment Company
 (Cost $51,145,000)..........                       51,145,000
                                                --------------
Total Short-Term Investments
 (Cost $95,615,221)..........                       95,615,221
                                                --------------
Total Investments
 (Cost $2,299,040,129) (b)...       100.4%       4,113,532,937(c)
Liabilities in Excess of
 Cash, and Other Assets......        (0.4)         (16,175,584)
                                    -----          -----------
Net Assets...................       100.0%      $4,097,357,353
                                    =====       ==============

-------
(a) Non-income producing security.
(b) The cost stated also represents the aggregate cost for Federal income tax purposes.
(c) At December 31, 1999, net unrealized appreciation was $1,814,492,808, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,845,579,488 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $31,086,680.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $2,299,040,129)...........................................       $4,113,532,937
Cash........................................................                2,842
Receivables:
  Investment securities sold................................           17,699,201
  Fund shares sold..........................................            5,444,039
  Dividends.................................................            1,373,606
Other assets................................................                1,527
                                                                   --------------
        Total assets........................................        4,138,054,152
                                                                   --------------
LIABILITIES:
Payables:
  Investment securities purchased...........................           30,907,289
  Fund shares redeemed......................................            4,114,895
  NYLIFE Distributors.......................................            2,976,385
  MainStay Management.......................................            1,772,592
  Transfer agent............................................              524,215
  Trustees..................................................               28,768
  Custodian.................................................               22,953
Accrued expenses............................................              349,702
                                                                   --------------
        Total liabilities...................................           40,696,799
                                                                   --------------
Net assets..................................................       $4,097,357,353
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      102,885
  Class B...................................................              632,205
  Class C ..................................................                4,214
Additional paid-in capital..................................        2,018,582,758
Accumulated undistributed net realized gain on
  investments...............................................          263,542,483
Net unrealized appreciation on investments..................        1,814,492,808
                                                                   --------------
Net assets..................................................       $4,097,357,353
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  587,632,708
                                                                   ==============
Shares of beneficial interest outstanding...................           10,288,494
                                                                   ==============
Net asset value and offering price per share outstanding....       $        57.12
Maximum sales charge (5.50% of offering price)..............                 3.32
                                                                   --------------
Maximum offering price per share outstanding................       $        60.44
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $3,486,486,351
                                                                   ==============
Shares of beneficial interest outstanding...................           63,220,504
                                                                   ==============
Net asset value and offering price per share outstanding....       $        55.15
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $   23,238,294
                                                                   ==============
Shares of beneficial interest outstanding...................              421,356
                                                                   ==============
Net asset value and offering price per share outstanding....       $        55.15
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Dividends.................................................  $ 13,092,154
  Interest..................................................     5,430,815
                                                              ------------
    Total income............................................    18,522,969
                                                              ------------
Expenses:
  Management................................................    24,968,917
  Distribution--Class B.....................................    22,458,493
  Distribution--Class C.....................................        92,768
  Service--Class A..........................................     1,152,676
  Service--Class B..........................................     7,486,164
  Service--Class C..........................................        30,923
  Transfer agent............................................     5,957,777
  Shareholder communication.................................       537,508
  Recordkeeping.............................................       373,458
  Custodian.................................................       304,303
  Registration..............................................       238,836
  Professional..............................................       198,554
  Trustees..................................................       102,624
  Miscellaneous.............................................       111,905
                                                              ------------
    Total expenses before waiver............................    64,014,906
Fees waived by Manager......................................    (6,739,391)
                                                              ------------
    Net expenses............................................    57,275,515
                                                              ------------
Net investment loss.........................................   (38,752,546)
                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   502,721,524
Net change in unrealized appreciation on investments........   327,050,222
                                                              ------------
Net realized and unrealized gain on investments.............   829,771,746
                                                              ------------
Net increase in net assets resulting from operations........  $791,019,200
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   1999             1998
                                                              --------------   --------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (38,752,546)  $  (25,136,058)
  Net realized gain on investments..........................     502,721,524      127,423,848
  Net change in unrealized appreciation on investments......     327,050,222      738,696,408
                                                              --------------   --------------
  Net increase in net assets resulting from operations......     791,019,200      840,984,198
                                                              --------------   --------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................     (33,915,675)     (16,348,271)
    Class B.................................................    (215,135,762)    (118,109,099)
    Class C.................................................      (1,404,342)         (53,596)
                                                              --------------   --------------
      Total distributions to shareholders...................    (250,455,779)    (134,510,966)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     899,579,615      605,025,203
    Class B.................................................     712,233,735      625,714,322
    Class C.................................................      20,574,280        1,433,793
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................      30,937,086       15,045,166
    Class B.................................................     209,660,459      115,889,976
    Class C.................................................         983,032           44,608
                                                              --------------   --------------
                                                               1,873,968,207    1,363,153,068
  Cost of shares redeemed:
    Class A.................................................    (813,609,261)    (528,505,344)
    Class B.................................................    (650,816,257)    (477,612,621)
    Class C.................................................      (2,209,178)          (3,507)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................     407,333,511      357,031,596
                                                              --------------   --------------
      Net increase in net assets............................     947,896,932    1,063,504,828
NET ASSETS:
Beginning of year...........................................   3,149,460,421    2,085,955,593
                                                              --------------   --------------
End of year.................................................  $4,097,357,353   $3,149,460,421
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                          ---------------------------------------------------------------
                                                                              Year ended December 31,
                                                          ---------------------------------------------------------------
                                                            1999          1998          1997          1996         1995
                                                          --------      --------      --------      --------      -------
Net asset value at beginning of period..............      $  48.74      $  36.60      $  30.56      $  25.90      $ 19.11
                                                          --------      --------      --------      --------      -------
Net investment income (loss) (a)....................         (0.24)        (0.14)        (0.16)        (0.08)        0.03
Net realized and unrealized gain on investments.....         12.22         14.42          7.48          5.05         6.81
                                                          --------      --------      --------      --------      -------
Total from investment operations....................         11.98         14.28          7.32          4.97         6.84
                                                          --------      --------      --------      --------      -------
Less distributions:
  From net realized gain on investments.............         (3.60)        (2.14)        (1.28)        (0.31)       (0.05)
                                                          --------      --------      --------      --------      -------
Net asset value at end of period....................      $  57.12      $  48.74      $  36.60      $  30.56      $ 25.90
                                                          ========      ========      ========      ========      =======
Total investment return (b).........................         24.90%        39.24%        24.10%        19.16%       35.79%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)....................         (0.47%)       (0.34%)       (0.48%)        (0.3%)        0.2%
    Expenses........................................          1.19%         1.23%         1.09%          1.1%         1.1%
    Net Expenses (after waiver).....................          1.00%         1.04%         1.09%          1.1%         1.1%
Portfolio turnover rate.............................            41%           29%           35%           16%          29%
Net assets at end of period (in 000's)..............      $587,633      $394,848      $216,292      $126,958      $44,434

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    Class B                                                   Class C
    ------------------------------------------------------------------------      -------------------------------
                                                                                                    September 1*
                            Year ended December 31,                                Year ended          through
    ------------------------------------------------------------------------      December 31,      December 31,
       1999            1998            1997            1996           1995            1999              1998
    ----------      ----------      ----------      ----------      --------      ------------      -------------
    $    47.54      $    36.02      $    30.25      $    25.77      $  19.11        $ 47.54            $36.15
    ----------      ----------      ----------      ----------      --------        -------            ------
         (0.61)          (0.45)          (0.34)          (0.22)        (0.08)         (0.61)            (0.10)
         11.82           14.11            7.39            5.01          6.79          11.82             13.63
    ----------      ----------      ----------      ----------      --------        -------            ------
         11.21           13.66            7.05            4.79          6.71          11.21             13.53
    ----------      ----------      ----------      ----------      --------        -------            ------
         (3.60)          (2.14)          (1.28)          (0.31)        (0.05)         (3.60)            (2.14)
    ----------      ----------      ----------      ----------      --------        -------            ------
    $    55.15      $    47.54      $    36.02      $    30.25      $  25.77        $ 55.15            $47.54
    ==========      ==========      ==========      ==========      ========        =======            ======
         23.90%          38.15%          23.45%          18.56%        35.11%         23.90%            37.66%
         (1.22%)         (1.09%)         (1.00%)          (0.8%)        (0.4%)        (1.22%)           (1.09%)+
          1.94%           1.98%           1.61%            1.6%          1.7%          1.94%             1.98%+
          1.75%           1.79%           1.61%            1.6%          1.7%          1.75%             1.79%+
            41%             29%             35%             16%           29%            41%               29%
    $3,486,486      $2,753,012      $1,869,664      $1,342,578      $856,221        $23,238            $1,600

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Capital Appreciation Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by

Notes to Financial Statements

appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $38,752,546 are decreases of both accumulated net investment loss and additional paid-in capital. Those book-tax differences are due to net investment loss incurred by the Fund in 1999.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

MainStay Capital Appreciation Fund

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets. The Manager has voluntarily established fee breakpoints, which may be discontinued at any time, of 0.65% on assets in excess of $200 million and 0.50% on assets in excess of $500 million. For the year ended December 31, 1999 the Manager earned $24,968,917 and waived $6,739,391 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.36% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established fee breakpoints, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor.

Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $247,175 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $18,107, $3,035,227 and $16,997, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999 amounted to $5,957,777.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $89,170 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $373,458 for the year ended December 31, 1999.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than short-term securities, were $1,506,515 and $1,359,209, respectively.

MainStay Capital Appreciation Fund

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   YEAR ENDED                    PERIOD ENDED
                                                DECEMBER 31, 1999             DECEMBER 31, 1998
                                           ---------------------------   ----------------------------
                                           CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C*
                                           -------   -------   -------   -------   -------   --------
Shares sold..............................   17,460    14,271     412      14,362    15,214      33
Shares issued in reinvestment of
  distributions..........................      564     3,960      18         321     2,531       1
                                           -------   -------    ----     -------   -------      --
                                            18,024    18,231     430      14,683    17,745      34
Shares redeemed..........................  (15,836)  (12,923)    (43)    (12,493)  (11,731)     --
                                           -------   -------    ----     -------   -------      --
Net increase.............................    2,188     5,308     387       2,190     6,014      34
                                           =======   =======    ====     =======   =======      ==

-------
* First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Capital Appreciation Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

                       This page intentionally left blank

Officers & Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel
* As of December 31, 1999.

[MAINSTAY INVESTMENTS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Capital Appreciation Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN05-02/00

[RECYCLE LOGO]

    [THE MAINSTAY FUNDS LOGO]

    MAINSTAY
    CAPITAL APPRECIATION FUND

    ANNUAL REPORT
    DECEMBER 31, 1999

    [MAINSTAY INVESTMENTS LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in the MainStay Convertible
                                                              Fund versus First Boston Convertible
                                                              Securities Index and Inflation--Class A,
                                                              Class B, and Class C Shares                      3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year Performance                         5
                                                              Returns and Lipper Rankings                      7
                                                              Portfolio of Investments                         8
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               28
                                                              The MainStay Funds                              29

President's Letter

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2000

---------------
 * Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

$10,000 Invested in the MainStay
Convertible Fund versus First Boston
Convertible Securities Index and Inflation

CLASS A SHARES SEC Returns: 1 Year 26.54%, 5 Years 14.63%, 10 Years 14.31%

[LINE GRAPH]

                                                  MAINSTAY CONVERTIBLE      FIRST BOSTON CONVERTIBLE
                                                          FUND                  SECURITIES INDEX*           INFLATION (CPI)+
                                                  --------------------      ------------------------        ----------------
12/89                                                    9450.00                    10000.00                    10000.00
12/90                                                    8817.00                     9313.00                    10625.00
12/91                                                   13091.00                    12026.00                    10942.00
12/92                                                   14807.00                    14141.00                    11265.00
12/93                                                   18429.00                    16766.00                    11574.00
12/94                                                   18182.00                    15974.00                    11875.00
12/95                                                   22495.00                    19679.00                    12184.00
12/96                                                   25223.00                    22023.00                    12587.00
12/97                                                   28089.00                    25690.00                    12801.00
12/98                                                   28435.00                    28685.00                    13007.00
12/99                                                   38077.00                    38297.00                    13356.00

CLASS B AND CLASS C SHARES
Class B SEC Returns: 1 Year 27.90%, 5 Years 14.94%, 10 Years 14.57% Class C SEC Returns: 1 Year 31.90%, 5 Years 15.17%, 10 Years 14.57%

[LINE GRAPH]

                                                  MAINSTAY CONVERTIBLE      FIRST BOSTON CONVERTIBLE
                                                          FUND                  SECURITIES INDEX*           INFLATION (CPI)+
                                                  --------------------      ------------------------        ----------------
12/89                                                   10000.00                    10000.00                    10000.00
12/90                                                    9330.00                     9313.00                    10625.00
12/91                                                   13853.00                    12026.00                    10942.00
12/92                                                   15668.00                    14141.00                    11265.00
12/93                                                   19502.00                    16766.00                    11574.00
12/94                                                   19241.00                    15974.00                    11875.00
12/95                                                   23671.00                    19679.00                    12184.00
12/96                                                   26367.00                    22023.00                    12587.00
12/97                                                   29181.00                    25690.00                    12801.00
12/98                                                   29334.00                    28685.00                    13007.00
12/99                                                   38985.00                    38297.00                    13356.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 12/31/89 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450, and includes the historical performance of the Class B shares for periods from 12/31/89 through 12/31/94. Performance for the two classes vary after this date based on differences in their loads and expense structures. The Class B graph assumes an initial investment of $10,000 made on 12/31/89. Performance does not reflect the Contingent Deferred Sales Charge (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 12/31/89 and includes the historical performance of the Class B shares for periods from 12/31/89 through 8/31/98. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

 * The First Boston Convertible Securities Index generally includes 250 to 300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by S&P and have an issue size of greater than $100 million. Securities in the Fund will not precisely match those in the Index and so, performance of the Fund will differ. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------

(1) The NASDAQ Composite Index is an unmanaged, market-value weighted index that measures all NASDAQ domestic and non-U.S. based common stocks listed on The NASDAQ Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day and is related to the total value of the Index. An investment cannot be made directly into an index.
(2) See footnote and table on page 7 for more information on Lipper Inc.

(3) See footnote on page 3 for more information on the First Boston Convertible Securities Index.
(4) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) to five
    (high) stars are based on a fund's three-, five-, and ten-year average annual returns (if applicable) with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Funds (or share classes) are not rated until they have three years of performance history.

Portfolio Management Discussion and Analysis
The most significant factor influencing the convertible market in 1999 was the dramatic upsurge in NASDAQ stocks,(1) which rose 85.59% during the year. Since convertibles have a high correlation with small- and mid-cap stocks, the performance of NASDAQ stocks greatly influences the performance of the convertible market.

The NASDAQ's strength was propelled by advances in the technology and telecommunications sectors, both of which are well represented in the convertible market. These factors--combined with solid economic growth, modest inflation, and stable credit spreads--helped to make 1999 an outstanding year for convertible securities.

PERFORMANCE REVIEW

For the year ended December 31, 1999, the MainStay Convertible Fund returned 33.91% for Class A shares and 32.90% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 30.77% return of the average Lipper(2) convertible securities fund. The Fund's outperformance was largely due to careful security selection and a heavy weighting in technology and telecommunications convertibles. Class A shares outperformed and Class B and Class C shares slightly underperformed the 33.51% return of the First Boston Convertible Securities Index.(3)

It is worth noting that Morningstar(4) rated the MainStay Convertible Fund Class B shares four stars overall as of December 31, 1999. The Fund's Class B shares received three stars for the three- and five-year periods and four stars for the ten-year period ended December 31, 1999, from among 3,469, 2,180, and 770 domestic equity funds, respectively.

Although the Federal Reserve moved to tighten interest rates three times during the year, our bottom-up investment strategy allowed us to largely ignore these macroeconomic changes, which had little impact on market enthusiasm for small- and mid-cap stocks. We continued to concentrate the Fund on securities with strong upside potential and risk-limiting factors, drawing on MacKay Shields' strengths in growth, value, high-yield, and international investing.

The Fund's strongest-performing security was a United Global Communications convertible. The stock rose 633% in 1999 as the company built a global cable footprint and profitably leveraged its last-mile infrastructure. Our early access to analysis of the company's high-yield bond potential allowed the Fund to participate in the stock's rise long before the company drew wide attention from some other equity analysts.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[BAR GRAPH]

                                                                            Total Return %
                                                                            --------------
12/86                                                                             1.03
12/87                                                                            -8.58
12/88                                                                             9.78
12/89                                                                             6.74
12/90                                                                             -6.7
12/91                                                                            48.47
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.72
12/96                                                                            12.13
12/97                                                                            11.36
12/98                                                                             1.23
12/99                                                                            33.91

Past Performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for periods 12/86 through 12/94. See footnote * on page 7 for more information on performance.


CLASS B AND CLASS C SHARES

[BAR GRAPH]

                                                                            Total Return %
                                                                            --------------
12/86                                                                             1.03
12/87                                                                            -8.58
12/88                                                                             9.78
12/89                                                                             6.74
12/90                                                                             -6.7
12/91                                                                            48.47
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.02
12/96                                                                            11.39
12/97                                                                            10.67
12/98                                                                             0.53
12/99                                                                            32.90

Past performance is no guarantee of future results Class C share returns reflect the historical performance of the Class B shares for periods 12/86 through 8/98. See footnote * on page 7 from more information on performance.

An Amkor Technology convertible was another top-performer for the Fund in 1999. Amkor is a Korean semiconductor packaging company based in Pennsylvania that was hurt during the Asian financial crisis of 1998. Careful equity and credit research showed that the company had strong fundamentals, little downside risk, and strong upside potential. Our timely purchase for the Fund paid off for shareholders as both the common stock and bond values appreciated.

Past performance is
no guarantee of
future results.

SIGNIFICANT PURCHASES, SALES, AND SECTOR WEIGHTINGS

We purchased Oracle common stock for the Fund in the fourth quarter, when Y2K fears depressed the company's stock price. As these concerns were alleviated, the stock rose sharply.

At the end of October, we purchased US Internetworking bonds for the Fund. The company hosts software on its servers, allowing small and medium-size businesses to reduce their costs through software rentals. The Fund was able to establish a large position in the bonds at attractive prices. With the subsequent Internet rally, both the company's stock and bonds more than doubled in price by year-end.

The Fund was overweighted in the oil-services sector in April. At the time, we believed the group was oversold, primarily due to a warm winter and a lack of drilling. From April through the end of the year, the group performed well, as Asian economies recovered and demand for oil increased. During this period, better discipline from OPEC led to a recovery in the price of oil and natural gas, causing oil-related stock prices to rise. The overweighted position contributed positively to the Fund's performance and the Fund remained overweighted in oil services as of year-end.

LOOKING AHEAD

In light of high equity valuations, we anticipate increasing volatility in the stock market, which may translate into substantial downside risk. We believe that convertibles should exhibit less volatility than stocks and may participate in any market rise. The Fund will continue to look for convertibles that we believe can participate in a substantial portion of the common stock's upside potential while limiting exposure to downside risk.

The Fund will continue its bottom-up approach to the convertible market, focusing on the fundamental characteristics of individual securities rather than on general economic trends. Whatever the economy or the markets may bring, the Fund will continue to seek capital appreciation together with current income.

Edmund C. Spelman
Thomas Wynn
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                      LIFE OF FUND
                 1 YEAR      5 YEARS    10 YEARS    THROUGH 12/31/99
Class A            33.91%      15.93%      14.95%         11.37%
Class B            32.90%      15.17%      14.57%         11.10%
Class C            32.90%      15.17%      14.57%         11.10%

   FUND SEC RETURNS*

                                                       LIFE OF FUND
                 1 YEAR      5 YEARS     10 YEARS    THROUGH 12/31/99
Class A            26.54%      14.63%       14.31%         10.91%
Class B            27.90%      14.94%       14.57%         11.10%
Class C            31.90%      15.17%       14.57%         11.10%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                                               LIFE OF FUND
                   1 YEAR        5 YEARS        10 YEARS     THROUGH 12/31/99
Class A         25 out of      15 out of      n/a              15 out of
                60 funds       29 funds                        29 funds
Class B         27 out of      20 out of      6 out of          5 out of
                60 funds       29 funds       17 funds          7 funds
Class C         27 out of      n/a            n/a              29 out of
                60 funds                                       56 funds
Average Lipper
convertible
securities
fund              30.77%        17.63%         13.12%            10.13%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

         NAV 12/31/99   INCOME    CAPITAL GAINS
Class A     $14.53      $0.5190      $1.5376
Class B     $14.53      $0.4132      $1.5376
Class C     $14.53      $0.4132      $1.5376

-------
 * Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

    Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance figures for the two classes vary after this date based on differences in their loads and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/99. Lipper returns and rankings are unaudited.

MainStay Convertible Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
CONVERTIBLE SECURITIES (76.0%)+
CONVERTIBLE BONDS (41.8%)

ADVERTISING (1.0%)
Lamar Advertising Co.
 5.25%, due 9/15/06............  $5,000,000       $  7,312,500
                                                  ------------

AUTO PARTS & EQUIPMENT (1.6%)
Mark IV Industries, Inc.
 4.75%, due 11/1/04............   4,500,000          3,673,125
MascoTech, Inc.
 4.50%, due 12/15/03...........   7,700,000          5,640,250
Tower Automotive Inc.
 5.00%, due 8/1/04.............   2,000,000          1,667,500
                                                  ------------
                                                    10,980,875
                                                  ------------

BANKS (2.0%)
European Bank for
 Reconstruction & Development
 0.75%, due 7/2/01 (d).........   7,590,000          8,216,175
Mitsubishi Bank Limited
 International Finance
 (Bermuda) Trust
 3.00%, due 11/30/02...........   5,350,000          5,971,937
                                                  ------------
                                                    14,188,112
                                                  ------------

BIOMEDICAL (0.4%)
Inhale Therapeutic Systems,
 Inc.
 6.75%, due 10/13/06 (c).......   2,000,000          2,825,000
                                                  ------------

BIOTECHNOLOGY (1.4%)
Centocor, Inc.
 4.75%, due 2/15/05............   4,000,000          5,345,000
Human Genome Sciences, Inc.
 5.00%, due 12/15/06 (c).......   4,000,000          4,820,000
                                                  ------------
                                                    10,165,000
                                                  ------------

BROADCAST/MEDIA (1.7%)
Clear Channel Communications,
 Inc.
 1.50%, due 12/1/02............   6,000,000          6,165,000
News America Holdings, Inc.
 (zero coupon), due 3/11/13
 (e)...........................   7,400,000          5,832,162
                                                  ------------
                                                    11,997,162
                                                  ------------

CHEMICALS (0.6%)
Aventis S.A.
 3.25%, due 10/22/03 (d).......   3,831,300          4,219,727
                                                  ------------
--------
+  Percentages indicated are based on Fund net assets.

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                  ----------------------------

COMMUNICATIONS--EQUIPMENT (3.8%)
American Tower Corp.
 6.25%, due 10/15/09...........  $3,000,000       $  4,211,250
Aspect Communications Corp.
 (zero coupon), due 8/10/18....  25,000,000         10,000,000
Comverse Technology, Inc.
 4.50%, due 7/1/05.............   1,325,000          4,519,906
DSC Communications Corp.
 7.00%, due 8/1/04.............   4,000,000          4,200,000
Tekelec, Inc.
 3.25%, due 11/2/04 (c)........   2,750,000          3,564,688
                                                  ------------
                                                    26,495,844
                                                  ------------

COMPUTERS & OFFICE EQUIPMENT (0.0%) (b)
Applied Magnetics Corp.
 7.00%, due 3/15/06............   4,805,000            120,125
                                                  ------------

COMPUTER SOFTWARE & SERVICES (4.7%)
America Online, Inc.
 (zero coupon), due 12/6/19....  12,000,000          6,840,000
Baan Co. N.V.
 4.50%, due 12/15/01 (f).......  E7,250,000          6,506,875
BEA Systems, Inc.
 4.00%, due 12/15/06 (c).......  $2,000,000          2,342,500
Citrix Systems, Inc.
 (zero coupon), due 3/22/19....   2,700,000          2,396,250
i2 Technologies, Inc
 5.25%, due 12/15/06 (c).......   2,000,000          2,872,500
Network Associates, Inc.
 (zero coupon), due 2/13/18....  22,000,000          8,305,000
USinternetworking, Inc.
 7.00%, due 11/1/04 (c)........   1,425,000          4,171,688
                                                  ------------
                                                    33,434,813
                                                  ------------

ELECTRICAL EQUIPMENT (1.5%)
Antec Corp.
 4.50%, due 5/15/03............   1,100,000          1,769,625
ASE Test Ltd.
 1.00%, due 7/1/04 (c).........   6,000,000          6,585,000
Solectron Corp.
 (zero coupon), due 1/27/19
 (e)...........................   2,950,000          2,230,938
                                                  ------------
                                                    10,585,563
                                                  ------------

ELECTRONICS--INSTRUMENTATION (0.8%)
Thermo Instrument Systems, Inc.
 Series RG
 4.00%, due 1/15/05............   6,750,000          5,340,937
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1999




                                  PRINCIPAL
                                   AMOUNT            VALUE
                                  -----------------------------
CONVERTIBLE BONDS (CONTINUED)

ELECTRONICS--SEMICONDUCTORS (5.2%)
Adaptec, Inc.
 4.75%, due 2/1/04.............  $3,900,000       $  4,236,375
Amkor Technologies, Inc.
 5.75%, due 5/1/03.............   1,250,000          2,687,500
Cymer, Inc.
 3.50%, due 8/6/04
 7.25%, beginning 8/5/00.......   6,500,000          7,231,250
Cypress Semiconductor Corp.
 6.00%, due 10/1/02............   1,798,000          2,595,862
Integrated Process Equipment
 Corp.
 6.25%, due 9/15/04............   2,300,000          1,658,875
Lattice Semiconductor Corp.
 4.75%, due 11/1/06 (c)........   4,000,000          5,245,000
LSI Logic Corp.
 4.25%, due 3/15/04............     850,000          1,930,563
Photronics, Inc.
 6.00%, due 6/1/04.............   6,000,000          7,005,000
S3, Incorporated
 5.75%, due 10/1/03............   4,665,000          4,355,944
                                                  ------------
                                                    36,946,369
                                                  ------------

FINANCE (0.5%)
Belgelec Finance S.A.
 1.50%, due 8/4/04.............  E1,173,480          1,161,706
Mannesmann Finance B.V.
 1.00%, due 10/13/04...........   2,000,000          2,455,870
                                                  ------------
                                                     3,617,576
                                                  ------------

FINANCIAL--MISCELLANEOUS (2.3%)
Morgan Stanley Dean Witter &
 Co.
 (zero coupon), due 8/17/05....  $7,000,000          6,111,630
 (zero coupon), due 10/19/06...   3,800,000          7,353,000
Texaco Capital, Inc.
 3.50%, due 8/5/04 (d).........   2,550,000          2,497,725
                                                  ------------
                                                    15,962,355
                                                  ------------

FINANCIAL SERVICES (1.0%)
Berkshire Hathaway, Inc.
 1.00%, due 12/2/01............   2,705,000          6,776,025
                                                  ------------

GOLD & PRECIOUS METAL MINING (0.6%)
Coeur d'Alene Mines Corp.
 7.25%, due 10/31/05...........   8,150,000          4,482,500
                                                  ------------

HEALTH CARE (0.5%)
Elan Finance Corp. Ltd.
 (zero coupon), due 12/14/18
 (e)(f)........................   4,000,000          2,120,000
Sunrise Assisted Living, Inc.
 5.50%, due 6/15/02............   2,000,000          1,575,000
                                                  ------------
                                                     3,695,000
                                                  ------------

INSURANCE--PROPERTY & CASUALTY (0.2%)
Loews Corp.
 3.125%, due 9/15/07...........   2,000,000          1,630,000
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------

INTERNET SOFTWARE & SERVICE (0.3%)
Exodus Communications, Inc.
 4.75%, due 7/15/08 (c)........  $1,500,000       $  2,079,375
                                                  ------------

INVESTMENT BANK/BROKERAGE (1.3%)
Merrill Lynch & Co., Inc.
 0.25%, due 5/10/06............   5,600,000          5,376,000
 1.00%, due 7/20/06............   4,000,000          3,640,000
                                                  ------------
                                                     9,016,000
                                                  ------------

OIL & GAS--EXPLORATION & PRODUCTION (0.5%)
Devon Energy Corp.
 4.95%, due 8/15/08............   3,910,000          3,812,250
                                                  ------------

PAPER & FOREST PRODUCTS (0.4%)
Thermo Fibertek, Inc.
 4.50%, due 7/15/04 (c)........   3,000,000          2,430,000
                                                  ------------

PERSONNEL SERVICES (0.2%)
Personnel Group of America,
 Inc.
 5.75%, due 7/1/04.............   2,000,000          1,632,500
                                                  ------------

REAL ESTATE (0.7%)
Macerich Co. (The)
 7.25%, due 12/15/02 (c).......   2,591,000          2,160,246
 Series BREG
 7.25%, due 12/15/02 (d).......   2,340,000          1,950,975
New World Capital Finance
 3.00%, due 6/9/04 (d).........   1,000,000            960,000
                                                  ------------
                                                     5,071,221
                                                  ------------

RETAIL STORES--SPECIALTY (0.2%)
Office Depot, Inc.
 (zero coupon), due 11/1/08
 (e)...........................   2,250,000          1,530,000
                                                  ------------

SEMICONDUCTORS (0.7%)
Advanced Energy Industries,
 Inc.
 5.25%, due 11/15/06...........   4,000,000          4,780,000
                                                  ------------

SPECIALIZED SERVICES (1.3%)
CUC International, Inc.
 3.00%, due 2/15/02............   5,350,000          5,403,500
Interpublic Group of Companies,
 Inc.
 1.80%, due 9/16/04............   1,000,000          1,575,000
 1.87%, due 6/1/06.............   2,000,000          2,272,500
                                                  ------------
                                                     9,251,000
                                                  ------------

SPECIALTY PRINTING (1.5%)
World Color Press, Inc.
 6.00%, due 10/1/07............  10,450,000         10,371,625
                                                  ------------

TECHNOLOGY (0.0%) (b)
Cirrus Logic, Inc.
 6.00%, due 12/15/03...........     200,000            168,250
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund



                                  PRINCIPAL
                                   AMOUNT            VALUE
                                  -----------------------------
CONVERTIBLE BONDS (CONTINUED)

TELECOMMUNICATIONS SERVICES (3.1%)
Echostar Communications Corp.
 4.875%, due 1/1/07 (c)........  $2,000,000       $  2,462,500
Gilat Satellite Networks Ltd.
 6.50%, due 6/3/04 (d).........     500,000          1,426,250
Global TeleSystems Group, Inc.
 5.75%, due 7/1/10 (d).........   2,000,000          2,685,000
ITC Deltacom, Inc.
 4.50%, due 5/15/06............   5,500,000          6,600,000
NTL, Inc.
 5.75%, due 12/15/09 (c).......   5,000,000          5,400,000
Versatel Telecom International
 B.V.
 4.00%, due 12/17/04 (c).......  E3,500,000          3,482,073
                                                  ------------
                                                    22,055,823
                                                  ------------

TELEPHONE (1.8%)
Corecomm Ltd.
 6.00%, due 10/1/06............  $2,500,000          3,912,500
Bell Atlantic Financial
 Services, Inc.
 4.25%, due 9/15/05 (c)........   6,900,000          8,530,125
                                                  ------------
                                                    12,442,625
                                                  ------------
Total Convertible Bonds
 (Cost $274,228,686)...........                    295,416,152
                                                  ------------
                                   SHARES
                                 -----------
CONVERTIBLE PREFERRED STOCKS (34.2%)

AUTO PARTS & EQUIPMENT (1.0%)
Federal Mogul Financial Trust
 7.00%.........................      69,600          2,331,600
Tower Automotive Capital Trust
 6.75%.........................     116,000          4,379,000
                                                  ------------
                                                     6,710,600
                                                  ------------

BANKS (0.9%)
Sovereign Capital Trust II
 7.50%.........................     130,000          6,402,500
                                                  ------------

BROADCAST/MEDIA (2.5%)
Cox Communications, Inc.
 7.00%.........................      50,000          3,400,000
Emmis Communications Corp.
 6.25%, Series A...............      60,000          4,770,000
Entercom Communications Capital
 Trust
 6.25%.........................      85,000          6,895,625
Mediaone Group, Inc.
 6.25%.........................      25,000          2,700,000
                                                  ------------
                                                    17,765,625
                                                  ------------

BUILDING MATERIALS (0.2%)
Owens Corning Capital L.L.C.
 6.50% (c).....................      50,000          1,731,250
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------

CABLE TV (0.7%)
UnitedGlobalCom, Inc.
 7.00%, Series C (j1)..........      37,500       $  3,412,500
 7.00%, Series D (j2)..........      30,000          1,833,750
                                                  ------------
                                                     5,246,250
                                                  ------------

CHEMICALS (0.8%)
Hercules Trust II
 6.50% (g)(k)..................       5,000          3,978,150
Monsanto Co.
 6.50%.........................      50,000          1,656,250
                                                  ------------
                                                     5,634,400
                                                  ------------

CONSUMER PRODUCTS (0.5%)
Newell Financial Trust I
 5.25%.........................     100,000          3,812,500
                                                  ------------

CONSUMER SERVICES (0.1%)
Carriage Services Capital Trust
 7.00%.........................      30,000            870,000
                                                  ------------

CONTAINERS--METAL & GLASS (0.1%)
Owens-Illinois, Inc.
 4.75%.........................      25,000            781,250
                                                  ------------

ELECTRIC POWER COMPANIES (2.0%)
CMS Energy Trust II
 8.75%.........................      98,000          3,319,750
Calpine Capital Trust
 5.75%.........................     160,000         10,500,000
                                                  ------------
                                                    13,819,750
                                                  ------------

ENERGY (0.1%)
Chesapeake Energy Corp.
 7.00%.........................      30,000            761,250
                                                  ------------

ENTERTAINMENT (0.3%)
Seagram Co. Ltd.
 7.50%.........................      52,000          2,340,000
                                                  ------------

FOOD (1.4%)
Chiquita Brands International,
 Inc.
 $2.875, Series A..............      40,300            785,850
 $3.75, Series B...............      49,700          1,236,288
Suiza Capital Trust II
 5.50%.........................     225,000          7,762,500
                                                  ------------
                                                     9,784,638
                                                  ------------

FOOD & HEALTH CARE DISTRIBUTORS (0.4%)
Owens & Minor Trust I
 5.375%, Series A..............      86,600          2,727,900
                                                  ------------

HEALTH CARE (0.0%) (b)
Sun Financing I
 7.00% (c)(h)..................     240,000             12,000
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1999




                                   SHARES            VALUE
                                   ----------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

HOMEBUILDING (0.1%)
Kaufman & Broad Home Corp.
 8.25%.........................     100,000       $    787,500
                                                  ------------

INSURANCE (1.8%)
American General Delaware
 L.L.C.
 6.00%, Series A...............      62,500          5,882,813
PLC Capital Trust II
 6.50%.........................     123,000          6,503,625
                                                  ------------
                                                    12,386,438
                                                  ------------

INSURANCE--LIFE (0.2%)
Lincoln National Corp.
 7.75%.........................      65,000          1,430,000
                                                  ------------
INVESTMENT BANK/BROKERAGE (0.1%)
Merrill Lynch & Co., Inc.
 6.25%, Series IGL (i).........      38,800            693,550
                                                  ------------

MACHINERY--DIVERSIFIED (0.8%)
Ingersoll-Rand Co.
 6.75%.........................     221,100          5,638,050
                                                  ------------

METALS--MINING (0.1%)
Freeport McMoRan Copper & Gold,
 Inc.
 7.00% (j3)....................      18,000            343,125
                                                  ------------

NATURAL GAS DISTRIBUTORS & PIPELINES (1.8%)
Coastal Corp. (The)
 6.625%........................     200,000          4,662,500
El Paso Energy Capital Trust I
 4.75%.........................     105,200          5,299,450
Enron Corp.
 7.00%.........................     130,000          2,437,500
                                                  ------------
                                                    12,399,450
                                                  ------------

OIL & GAS--DRILLING (2.2%)
Newfield Financial Trust I
 6.50%.........................      80,000          3,740,000
Weatherford International, Inc.
 5.00%.........................     293,400         11,772,675
                                                  ------------
                                                    15,512,675
                                                  ------------

OIL & GAS--EXPLORATION & PRODUCTION (0.9%)
Apache Corp.
 6.50% (j4)....................     107,500          3,816,250
Unocal Capital Trust
 6.25%.........................      48,400          2,359,500
                                                  ------------
                                                     6,175,750
                                                  ------------

OIL--INTEGRATED INTERNATIONAL (0.2%)
Pogo Trust I
 6.50%, Series A...............      35,000          1,723,750
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------

PAPER & FOREST PRODUCTS (1.3%)
Georgia-Pacific Group
 7.50%.........................      60,000       $  3,067,500
International Paper Co.
 5.25%.........................     107,600          5,864,200
                                                  ------------
                                                     8,931,700
                                                  ------------

PUBLISHING--NEWSPAPERS (0.5%)
Tribune Co.
 2.00%.........................     125,000          2,203,125
 6.25%.........................       9,000          1,431,000
                                                  ------------
                                                     3,634,125
                                                  ------------

RAILROADS (1.1%)
Canadian National Railway Co.
 5.25%.........................      68,500          2,877,000
Union Pacific Capital Trust
 6.25%.........................     119,300          4,965,862
                                                  ------------
                                                     7,842,862
                                                  ------------

REAL ESTATE (2.1%)
Archstone Communities Trust
 $1.75, Series A...............      46,700          1,313,437
General Growth Properties, Inc.
 7.25% (l)(j5).................     460,100          9,202,000
Lodgian Capital Trust I
 7.00% (k).....................     173,000          3,935,750
                                                  ------------
                                                    14,451,187
                                                  ------------

RESTAURANTS (0.7%)
Wendy's Financing I
 5.00%, Series A (m)...........     110,000          5,266,250
                                                  ------------

RETAIL (0.7%)
CVS Auto Exchange Trust
 6.00%.........................      45,100          3,213,375
Kmart Financing I
 7.75%.........................      45,000          1,968,750
                                                  ------------
                                                     5,182,125
                                                  ------------

STEEL (1.5%)
Bethlehem Steel Corp.
 $3.50 (c).....................     240,000          6,720,000
Timet Capital Trust I
 6.625%........................      35,000            411,250
WHX Corp.
 $3.75, Series B...............     123,200          3,180,100
                                                  ------------
                                                    10,311,350
                                                  ------------

TELECOMMUNICATIONS--LONG DISTANCE (0.5%)
Global Crossing Ltd.
 6.375% (c)....................       2,000            253,250
 7.00% (c).....................      11,000          3,099,250
                                                  ------------
                                                     3,352,500
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund



                                   SHARES            VALUE
                                   ----------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

TELECOMMUNICATIONS SERVICES (5.0%)
Adelphia Communications Corp.
 5.50%, Series D...............      32,600       $  6,141,025
Amdocs Automatic Common
 Exchange Security Trust
 6.75%.........................     226,300          7,269,887
DECS Trust V
 7.25%.........................     114,000          3,277,500
DECS Trust VI
 6.25%.........................     100,000          4,650,000
Global TeleSystems Group, Inc.
 7.25% (n).....................      46,000          2,622,000
Loral Space & Communications
 Ltd.
 6.00%, Series C...............      15,800          1,021,075
McLeodUSA Incorporated
 6.75%, Series A...............       9,000          4,635,000
Metromedia International Group
 7.25%.........................      44,000          1,320,000
Qwest Trends Trust
 5.75% (c).....................      66,000          4,644,750
                                                  ------------
                                                    35,581,237
                                                  ------------
UTILITIES (0.4%)
National Grid Group, PLC
 6.00%.........................      75,000          3,150,000
                                                  ------------

UTILITY--ELECTRIC (1.2%)
AES Trust III
 6.75%.........................     132,000          8,134,500
                                                  ------------
Total Convertible Preferred
 Stocks
 (Cost $250,409,766)...........                    241,328,037
                                                  ------------
Total Convertible Securities
 (Cost $524,638,452)...........                    536,744,189
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
CORPORATE BONDS (0.2%)

BANKS (0.1%)
Westfed Holdings, Inc.
 15.50%, due 9/15/99 (o).......  $4,500,000            922,500
                                                  ------------
COMPUTERS & OFFICE EQUIPMENT (0.1%)
Businessland, Inc.
 5.50%, due 3/1/07.............   1,936,000            677,600
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------

HOUSING (0.0%) (b)
UDC Homes, Inc.
 Series C
 (zero coupon), due 11/1/00
 (a)(p)(q).....................  $   18,799       $          2
                                                  ------------
Total Corporate Bonds
 (Cost $4,893,509).............                      1,600,102
                                                  ------------
                                   SHARES
                                 -----------
COMMON STOCKS (17.2%)

AUTOMOTIVE PARTS & EQUIPMENT (0.3%)
Federal-Mogul Corp.............      95,000          1,911,875
                                                  ------------

CHEMICALS (0.3%)
RPM, Inc. of Ohio..............     177,078          1,803,982
                                                  ------------

COMMUNICATIONS--EQUIPMENT (0.3%)
Scientific-Atlanta, Inc........      33,000          1,835,625
                                                  ------------

COMPUTERS & OFFICE EQUIPMENT (0.1%)
Trikon Technologies, Inc.
 (a)...........................      80,000            850,001
                                                  ------------

COMPUTER SOFTWARE & SERVICES (1.7%)
Baan Company, N.V. (a).........      60,000            843,750
Intertrust Technologies Corp.
 (a)...........................       5,000            588,125
Manugistics Group, Inc. (a)....     100,000          3,231,250
Microsoft Corp. (a)............      52,983          6,185,765
Peoplesoft, Inc. (a)...........      50,000          1,065,625
                                                  ------------
                                                    11,914,515
                                                  ------------

COMPUTER SYSTEMS (0.9%)
Comdisco, Inc..................     115,000          4,283,750
Unisys Corp. (a)...............      71,713          2,290,334
                                                  ------------
                                                     6,574,084
                                                  ------------

DRUGS (0.2%)
Teva Pharmaceutical Industries
 Ltd.
 ADR (s).......................      21,000          1,505,438
                                                  ------------

ELECTRICAL EQUIPMENT (0.1%)
ASE Test Limited (a)...........      15,000            367,500
                                                  ------------

ELECTRIC POWER COMPANIES (0.7%)
Citizens Utilities Company
 (a)...........................     200,000          2,837,500
Consolidated Edison, Inc.......      50,000          1,725,000
OGE Energy Corp. ..............      37,500            712,500
                                                  ------------
                                                     5,275,000
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1999



                                   SHARES            VALUE
                                  -----------------------------
COMMON STOCKS (CONTINUED)
ELECTRONICS--SEMICONDUCTORS (0.5%)
Photronics, Inc. (a)...........      35,000       $  1,001,875
S3, Incorporated (a)...........     215,000          2,485,938
                                                  ------------
                                                     3,487,813
                                                  ------------
ENTERTAINMENT (0.0%) (b)
Alliance Gaming Corp. (a)......     110,898            301,509
                                                  ------------
FINANCE (2.7%)
AMC Financial Inc. (a).........      26,157            117,183
Nasdaq-100 Shares (a)..........      23,750          4,340,312
S&P 500 Depositary Receipt.....     100,000         14,687,500
                                                  ------------
                                                    19,144,995
                                                  ------------

HEALTH CARE--HMO'S (0.5%)
Wellpoint Health Networks, Inc.
 (a)...........................      50,000          3,296,875
                                                  ------------
HEALTH CARE--MISCELLANEOUS (0.6%)
Beverly Enterprises, Inc.
 (a)...........................     285,400          1,248,625
Health Management Associates,
 Inc. (a)......................     100,000          1,337,500
HEALTHSOUTH Corp. (a)..........      50,000            268,750
Manor Care, Inc. (a)...........     100,000          1,600,000
Meditrust Companies............       6,000             33,000
                                                  ------------
                                                     4,487,875
                                                  ------------

HEAVY DUTY TRUCKS (0.2%)
Navistar International Corp.
 (a)...........................      25,000          1,184,375
                                                  ------------

INSURANCE--LIFE (0.5%)
Jefferson-Pilot Corp...........      50,000          3,412,500
                                                  ------------

MACHINERY (0.5%)
Helix Technology Corp..........      75,000          3,360,938
                                                  ------------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.1%)
Coastal Corp. (The)............      12,000            425,250
Columbia Energy Group..........       4,300            271,975
                                                  ------------
                                                       697,225
                                                  ------------
OIL & GAS--DRILLING (0.2%)
BJ Services Co. (a)............      40,000          1,672,500
                                                  ------------

OIL & GAS--EQUIPMENT & SERVICES (1.0%)
Baker Hughes Inc. .............     200,000          4,212,500
Cooper Cameron Corp. (a).......      60,000          2,936,250
                                                  ------------
                                                     7,148,750
                                                  ------------

OIL & GAS--EXPLORATION & PRODUCTION (0.7%)
Santa Fe Snyder Corp. (a)......     313,360          2,506,880
Union Pacific Resources Group,
 Inc. .........................     165,500          2,110,125
                                                  ------------
                                                     4,617,005
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------

OIL & GAS--REFINING (0.4%)
Valero Energy Corp.............     150,000       $  2,981,250
                                                  ------------

OIL--INTEGRATED DOMESTIC (0.8%)
Amerada Hess Corp. ............      36,800          2,088,400
Sunoco, Inc. ..................      80,000          1,880,000
Tosco Corp.....................      50,000          1,359,375
                                                  ------------
                                                     5,327,775
                                                  ------------

PAPER & FOREST PRODUCTS (0.1%)
Repap Enterprises, Inc.
 (a)(r)........................   9,294,809            512,357
                                                  ------------

REAL ESTATE (1.3%)
Equity Office Properties
 Trust.........................      62,000          1,526,750
Health Care Property Investors,
 Inc. .........................       7,400            176,675
Healthcare Realty Trust,
 Inc. .........................      60,000            937,500
Highwoods Properties, Inc. ....     101,300          2,355,225
Nationwide Health Properties,
 Inc. .........................      60,000            825,000
Simon Property Group, Inc. ....      89,200          2,046,025
Spieker Properties, Inc. ......      43,000          1,566,813
                                                  ------------
                                                     9,433,988
                                                  ------------

RETAIL (1.7%)
Borders Group, Inc. (a)........      90,000          1,445,625
Home Depot, Inc. (The).........      68,213          4,676,820
Office Depot, Inc. (a).........     370,000          4,046,875
Rite Aid Corp..................     150,000          1,678,125
                                                  ------------
                                                    11,847,445
                                                  ------------

SPECIALIZED SERVICES (0.0%) (b)
Veritas DGC, Inc. (a)..........       9,700            135,800
                                                  ------------

STEEL (0.1%)
Worthington Industries,
 Inc. .........................      36,700            607,844
                                                  ------------

STEEL, ALUMINUM & OTHER METALS (0.1%)
National Steel Corp. Class B...      60,000            446,250
                                                  ------------

TELECOMMUNICATIONS SERVICES (0.5%)
ICG Communications, Inc. (a)...      50,000            937,500
Intermedia Communications, Inc.
 (a)...........................      75,000          2,910,938
                                                  ------------
                                                     3,848,438
                                                  ------------

TEXTILES--APPAREL MANUFACTURERS (0.0%) (b)
Burlington Industries, Inc.
 (a)...........................      28,200            112,800
                                                  ------------

TOBACCO (0.0%) (b)
Philip Morris Companies,
 Inc. .........................      13,500            313,031
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund


                                   SHARES            VALUE
                                  ----------------------------
COMMON STOCKS (CONTINUED)

UTILITY--GAS (0.1%)
El Paso Electric Co. (a).......      43,500       $    426,844
KeySpan Corp. .................      18,112            419,972
                                                  ------------
                                                       846,816
                                                  ------------
Total Common Stocks
 (Cost $115,960,308)...........                    121,264,174
                                                  ------------

PREFERRED STOCK (0.6%)

METALS--MINING (0.6%)
Freeport McMoRan Copper & Gold,
 Inc.
 7.00%, Series Silver (t)(u)...     330,000          4,145,625
                                                  ------------
Total Preferred Stock
 (Cost $5,626,500).............                      4,145,625
                                                  ------------
                                  NUMBER OF
                                  CONTRACTS
                                 -----------
PURCHASED PUT OPTIONS (0.0%) (b)

TELECOMMUNICATION SERVICES (0.0%) (b)
Winstar Communications, Inc....         200              3,750
                                                  ------------
Total Purchased Put Options
 (Cost $90,650)................                          3,750
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
SHORT-TERM INVESTMENTS (6.1%)

COMMERCIAL PAPER (2.5%)
Goldman Sachs Group LP
 6.46%, due 1/31/00 (v)........  $9,725,000          9,672,534
Wells Fargo Company
 6.30%, due 1/10/00............   8,000,000          7,987,362
                                                  ------------
Total Commercial Paper
 (Cost $17,659,896)............                     17,659,896
                                                  ------------
                                   SHARES
                                 -----------
INVESTMENT COMPANY (3.6%)
Merrill Lynch Premier
 Institutional Fund............  25,211,688         25,211,688
                                                  ------------
Total Investment Company
 (Cost $25,211,688)............                     25,211,688
                                                  ------------

                                                     VALUE
                                                  ------------
Total Short-Term Investments
 (Cost $42,871,584)............                   $ 42,871,584
                                                  ------------
Total Investments
 (Cost $694,081,003) (w).......       100.1%       706,629,424(x)
Liabilities in Excess of
 Cash and Other Assets.........        (0.1)          (850,152)
                                 -----------      ------------
Net Assets.....................       100.0%      $705,779,272
                                 ===========      ============

-------

(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d) Eurobond--bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(e) LYON--Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(f)   Yankee bonds.
(g) 5,000 Units--each unit consists of 1 preferred stock and 1 warrant to acquire 23.4192 shares of common stock at $42.70 at a future date.
(h)   TIPS--Trust Issued Preferred Stock.
(i)   STRYPES--Structured Yield Product Exchangeable for IMC
      Global, Inc. common stock.
(j1) Depository Shares--each share represents 0.05 shares of 7.00%, Series C Senior Cumulative convertible preferred stock.
(j2) Depository Shares--each share represents 0.05 shares of 7.00%, Series D Senior Cumulative convertible preferred stock.
(j3) Depository Shares--each share represents 0.05 shares of step-up preferred stock.
(j4) Depository Shares--each share represents 0.02 shares of preferred stock.
(j5) Depository Shares--each share represents 0.025 shares of 7.25%, Series A Preferred Income Equity Redeemable
      Stock.
(k)   CRESTS--Convertible Redeemable Equity Structured Trust
      Securities.
(l)   PIERS--Preferred Income Equity Redeemable Stock.
(m)   TECONS--Term Convertible Security.
(n) Depository Shares--each share represents 0.01 shares of preferred stock.
(o)   Issue in default.
(p)   Issuer in bankruptcy.
(q)   Fair valued security.
(r)   Canadian security.
(s)   ADR--American Depository Receipt.
(t) Depository Shares--each share represents 0.025 shares of a share of silver denominated preferred stock.
(u) Dividend equals U.S. dollar equivalent of 0.04125 oz. of silver per share.
(v) Segregated as collateral for foreign currency forward contracts.
(w) The cost for Federal income tax purposes is $696,245,143.
(x)   At December 31, 1999 net unrealized appreciation was
      $10,384,281, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $72,033,188 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $61,648,907.
(E)   Security denominated in Euro.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $694,081,003).............................................       $706,629,424
Cash........................................................             65,393
Receivables:
  Dividends and interest....................................          2,997,375
  Investment securities sold................................          2,381,111
  Fund shares sold..........................................            745,909
Unrealized appreciation on foreign currency forward
  contracts.................................................            461,938
                                                                   ------------
        Total assets........................................        713,281,150
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          4,672,225
  Fund shares redeemed......................................            587,448
  NYLIFE Distributors.......................................            548,641
  MainStay Management.......................................            423,180
  Transfer agent............................................            111,069
  Custodian.................................................              6,923
  Trustees..................................................              5,126
Accrued expenses............................................            201,466
Unrealized depreciation on foreign currency forward
  contracts.................................................            945,800
                                                                   ------------
        Total liabilities...................................          7,501,878
                                                                   ------------
Net assets..................................................       $705,779,272
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     31,836
  Class B...................................................            452,918
  Class C...................................................                914
Additional paid-in capital..................................        649,201,741
Accumulated undistributed net investment income.............            875,955
Accumulated undistributed net realized gain on
  investments...............................................         43,153,551
Net unrealized appreciation on investments..................         12,548,421
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           (486,064)
                                                                   ------------
Net assets..................................................       $705,779,272
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 46,253,695
                                                                   ============
Shares of beneficial interest outstanding...................          3,183,580
                                                                   ============
Net asset value per share outstanding.......................       $      14.53
Maximum sales charge (5.50% of offering price)..............               0.85
                                                                   ------------
Maximum offering price per share outstanding................       $      15.38
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $658,196,571
                                                                   ============
Shares of beneficial interest outstanding...................         45,291,769
                                                                   ============
Net asset value and offering price per share outstanding....       $      14.53
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  1,329,006
                                                                   ============
Shares of beneficial interest outstanding...................             91,459
                                                                   ============
Net asset value and offering price per share outstanding....       $      14.53
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 16,376,844
  Interest..................................................    17,194,308
                                                              ------------
    Total income............................................    33,571,152
                                                              ------------
Expenses:
  Management................................................     4,706,942
  Distribution--Class B.....................................     4,602,855
  Distribution--Class C.....................................         2,040
  Service--Class A..........................................        99,395
  Service--Class B..........................................     1,534,280
  Service--Class C..........................................           680
  Transfer agent............................................     1,393,571
  Professional..............................................       204,148
  Dividends on securities sold short........................       104,603
  Shareholder communication.................................        93,634
  Recordkeeping.............................................        92,042
  Stock borrowing fee on securities sold short..............        81,570
  Custodian.................................................        49,810
  Registration..............................................        42,329
  Trustees..................................................        18,284
  Miscellaneous.............................................        31,268
                                                              ------------
    Total expenses..........................................    13,057,451
                                                              ------------
Net investment income.......................................    20,513,701
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................   147,148,541
  Securities sold short.....................................     9,727,046
  Option transactions.......................................   (30,924,939)
  Foreign currency transactions.............................      (728,187)
                                                              ------------
Net realized gain on investments and foreign currency
  transactions..............................................   125,222,461
                                                              ------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................    48,697,684
  Securities sold short and options written.................    (6,695,426)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......       691,358
                                                              ------------
Net unrealized gain on investments and foreign currency
  transactions..............................................    42,693,616
                                                              ------------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................   167,916,077
                                                              ------------
Net increase in net assets resulting from operations........  $188,429,778
                                                              ============

-------

(a) Dividends recorded net of foreign withholding taxes of $9,541.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  1999            1998
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 20,513,701    $  25,482,513
  Net realized gain on investments..........................   147,148,541       36,017,831
  Net realized gain (loss) on short sale transactions.......     9,727,046       (9,323,900)
  Net realized loss on option transactions..................   (30,924,939)      (7,713,320)
  Net realized gain (loss) on foreign currency
    transactions............................................      (728,187)       1,539,153
  Net change in unrealized appreciation (depreciation) on
    security transactions...................................    48,697,684      (42,953,272)
  Net change in unrealized appreciation (depreciation) on
    securities sold short and options written...............    (6,695,426)       7,606,045
  Net change in unrealized appreciation (depreciation) on
    translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......       691,358       (2,226,953)
                                                              -------------   -------------
  Net increase in net assets resulting from operations......   188,429,778        8,428,097
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................    (1,474,632)      (2,145,731)
    Class B.................................................   (17,931,053)     (25,154,338)
    Class C.................................................        (9,726)              (7)
  From net realized gain on investments:
    Class A.................................................    (4,372,928)      (2,062,425)
    Class B.................................................   (63,118,328)     (32,356,830)
    Class C.................................................      (121,115)             (20)
                                                              -------------   -------------
      Total dividends and distributions to shareholders.....   (87,027,782)     (61,719,351)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     8,434,825        7,399,467
    Class B.................................................    30,485,720       36,028,870
    Class C.................................................     1,224,187            1,293
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................     5,526,918        3,886,678
    Class B.................................................    73,686,440       51,651,324
    Class C.................................................       117,744               18
                                                              -------------   -------------
                                                               119,475,834       98,967,650
Cost of shares redeemed:
    Class A.................................................   (16,196,518)     (30,109,058)
    Class B.................................................  (198,039,708)    (222,144,381)
    Class C.................................................       (69,526)            (907)
                                                              -------------   -------------
      Decrease in net assets derived from capital share
       transactions.........................................   (94,829,918)    (153,286,696)
                                                              -------------   -------------
      Net increase (decrease) in net assets.................     6,572,078     (206,577,950)
NET ASSETS:
Beginning of year...........................................   699,207,194      905,785,144
                                                              -------------   -------------
End of year.................................................  $705,779,272    $ 699,207,194
                                                              =============   =============
Accumulated undistributed net investment income at end of
  year......................................................  $    875,955    $     259,745
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                 Class A
                                                             -----------------------------------------------
                                                                         Year ended December 31,
                                                             -----------------------------------------------
                                                              1999      1998      1997      1996      1995
                                                             -------   -------   -------   -------   -------
Net asset value at beginning of period.....................  $ 12.49   $ 13.53   $ 13.81   $ 13.45   $ 11.67
                                                             -------   -------   -------   -------   -------
Net investment income......................................     0.55      0.57      0.60      0.57      0.59
Net realized and unrealized gain (loss) on investments.....     3.55     (0.38)     0.91      1.02      2.14
Net realized and unrealized gain (loss) on foreign currency
  transactions.............................................    (0.00)(b) (0.02)     0.03      0.02     (0.00)(b)
                                                             -------   -------   -------   -------   -------
Total from investment operations...........................     4.10      0.17      1.54      1.61      2.73
                                                             -------   -------   -------   -------   -------
Less dividends and distributions:
  From net investment income...............................    (0.52)    (0.57)    (0.60)    (0.62)    (0.55)
  From net realized gain on investments....................    (1.54)    (0.64)    (1.22)    (0.63)    (0.40)
                                                             -------   -------   -------   -------   -------
Total dividends and distributions..........................    (2.06)    (1.21)    (1.82)    (1.25)    (0.95)
                                                             -------   -------   -------   -------   -------
Net asset value at end of period...........................  $ 14.53   $ 12.49   $ 13.53   $ 13.81   $ 13.45
                                                             =======   =======   =======   =======   =======
Total investment return (a)................................    33.91%     1.23%    11.36%    12.13%    23.72%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income..................................     3.84%     3.74%     4.10%      4.4%      4.9%
    Expenses...............................................     1.29%     1.40%     1.45%      1.5%      1.5%
Portfolio turnover rate....................................      374%      347%      273%      296%      243%
Net assets at end of period (in 000's).....................  $46,254   $42,376   $64,246   $56,621   $26,836

-------

 *   Class C Shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Class B                                                   Class C
    ----------------------------------------------------------------          -------------------------------
                                                                                                September 1*
                        Year ended December 31,                                Year ended          through
    ----------------------------------------------------------------          December 31,      December 31,
      1999          1998          1997          1996          1995                1999              1998
    --------      --------      --------      --------      --------          ------------      -------------
    $  12.49      $  13.52      $  13.80      $  13.45      $  11.67            $  12.49          $  12.64
    --------      --------      --------      --------      --------            --------          --------
        0.44          0.46          0.51          0.48          0.51                0.44              0.26
        3.55         (0.37)         0.91          1.02          2.14                3.55              0.47
       (0.00)(b)     (0.02)         0.03          0.02         (0.00)(b)           (0.00)(b)          0.02
    --------      --------      --------      --------      --------            --------          --------
        3.99          0.07          1.45          1.52          2.65                3.99              0.75
    --------      --------      --------      --------      --------            --------          --------
       (0.41)        (0.46)        (0.51)        (0.54)        (0.47)              (0.41)            (0.26)
       (1.54)        (0.64)        (1.22)        (0.63)        (0.40)              (1.54)            (0.64)
    --------      --------      --------      --------      --------            --------          --------
       (1.95)        (1.10)        (1.73)        (1.17)        (0.87)              (1.95)            (0.90)
    --------      --------      --------      --------      --------            --------          --------
    $  14.53      $  12.49      $  13.52      $  13.80      $  13.45            $  14.53          $  12.49
    ========      ========      ========      ========      ========            ========          ========
       32.90%         0.53%        10.67%        11.39%        23.02%              32.90%             6.06%
        3.09%         2.99%         3.47%          3.8%          4.3%               3.09%             2.99%+
        2.04%         2.15%         2.08%          2.1%          2.1%               2.04%             2.15%+
         374%          347%          273%          296%          243%                374%              347%
    $658,197      $656,831      $841,540      $797,243      $427,461            $  1,329          $     --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income. The Fund invests in high yield bonds. These bonds may involve special risks not commonly associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and

Notes to Financial Statements


preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

MainStay Convertible Fund


The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 1999:

                                                             CONTRACT      CONTRACT      UNREALIZED
                                                              AMOUNT        AMOUNT     APPRECIATION/
                                                               SOLD       PURCHASED    (DEPRECIATION)
                                                           ------------   ----------   --------------
Foreign Currency Sale Contracts
Euro vs. U.S. Dollar, expiring 2/15/00...............      E  8,645,000   $9,158,334     $ 461,938
Japanese Yen vs. U.S. Dollar, expiring 2/15/00.......      Y719,600,000   $6,405,036      (679,871)

                                                             CONTRACT      CONTRACT
                                                              AMOUNT        AMOUNT
                                                            PURCHASED        SOLD
                                                           ------------   ----------
Foreign Currency Buy Contracts
Euro vs. U.S. Dollar, expiring 2/15/00...............      E  3,860,000   $4,148,878      (265,929)
                                                                                         ---------
Net unrealized depreciation on foreign currency
  forward contracts..................................                                    $(483,862)
                                                                                         =========

SECURITIES SOLD SHORT. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the year ended December 31, 1999 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS    PREMIUM
                                                              ---------   ---------
Options outstanding at December 31, 1998....................   (52,902)   $(111,900)
Options--expired............................................    49,452      108,043
Options--written............................................    (7,627)      (7,220)
Options--purchased..........................................    11,077       11,077
                                                               -------    ---------
Options outstanding at December 31, 1999....................         0    $       0
                                                               =======    =========

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

MainStay Convertible Fund


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. A permanent book/tax difference of $209,171 is an increase to accumulated undistributed net realized gain on investments. In addition, decreases of $482,080, $728,187 and $455,278 have been made to accumulated undistributed net investment income, net realized loss on foreign currency transactions and additional paid-in capital, respectively. These book/tax differences are due to the recharacterization of distributions of long-term capital gains and the tax treatment of foreign currency losses.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as expenses of the Fund on ex-dividend date.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets. For the year ended December 31, 1999 the Manager earned $4,706,942.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.36% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $6,210 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $4,609, $1,336,476 and $317, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is

MainStay Convertible Fund


responsible. Transfer agent expense accrued for the year ended December 31, 1999 amounted to $1,393,571.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $17,451 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $92,042 for the year ended December 31, 1999.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $2,315,477 and $2,457,970, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                     YEAR ENDED                             PERIOD ENDED
                                                  DECEMBER 31, 1999                      DECEMBER 31, 1998
                                          ---------------------------------      ----------------------------------
                                          CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C*
                                          -------      -------      -------      -------      -------      --------
Shares sold.........................         598         2,193        88            545         2,621         --
Shares issued in reinvestment of
  dividends and distributions.......         396         5,271         8            301         4,032         --
                                          ------       -------        --         ------       -------        ---
                                             994         7,464        96            846         6,653         --
Shares redeemed.....................      (1,203)      (14,753)       (5)        (2,202)      (16,303)        --
                                          ------       -------        --         ------       -------        ---
Net increase (decrease).............        (209)       (7,289)       91         (1,356)       (9,650)        --(a)
                                          ======       =======        ==         ======       =======        ===

-------
 *  First offered on September 1, 1998.
(a) Less than one thousand.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Convertible Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

Officers & Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS

Legal Counsel
* As of December 31, 1999.

[MAINSTAY INVESTMENTS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Convertible Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN06-02/00

[RECYCLE LOGO]

                                                       [THE MAINSTAY LOGO]

    MainStay
    Convertible Fund

    ANNUAL REPORT
    DECEMBER 31, 1999

    [MAINSTAY INVESTMENTS LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in the MainStay
                                                              Equity Index Fund versus the S&P 500 Index
                                                              and Inflation                                    3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year Performance                         5
                                                              Returns and Lipper Rankings                      7
                                                              Portfolio of Investments                         8
                                                              Financial Statements                            16
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               25
                                                              The MainStay Funds                              26

President's Letter

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2000

---------------
 * Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

$10,000 Invested in the MainStay
Equity Index Fund versus the S&P 500 Index and Inflation

CLASS A SHARES SEC Returns: 1 Year 16.39%, 5 Years 26.66%, Since Inception
19.13%

[LINE GRAPH]

                                                  MAINSTAY EQUITY INDEX
                                                   FUND CLASS A SHARES           S&P 500 INDEX*             INFLATION (CPI)+
                                                  ---------------------          --------------             ----------------
12/20/90                                                 9700.00                    10000.00                    10000.00
12/91                                                   12430.00                    13040.00                    10298.00
12/92                                                   13200.00                    14032.00                    10603.00
12/93                                                   14391.00                    15441.00                    10893.00
12/94                                                   14463.00                    15645.00                    11177.00
12/95                                                   19657.00                    21518.00                    11467.00
12/96                                                   23988.00                    26454.00                    11847.00
12/97                                                   31728.00                    35280.00                    12047.00
12/98                                                   40514.00                    45361.00                    12241.00
12/99                                                   48613.00                    54913.00                    12568.00

--------


Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures through 4/98 reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The Class A graph assumes an initial investment of $10,000 made on 12/20/90 reflecting the effect of the 3% up-front sales charge, thereby reducing the amount of the investment to $9,700. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Monitor Capital Advisors LLC. The Equity Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Equity Index Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------
(1) See footnote on page 3 for more information on the S&P 500(R) Index.
(2) See footnote and table on page 7 for more information on Lipper Inc.
(3) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) to five
    (high) stars are based on a fund's three-, five-, and ten-year average annual returns (if applicable) with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Funds (or share classes) are not rated until they have three years of performance history.



Portfolio Management Discussion and Analysis
In 1999, the S&P 500 Composite Stock Price Index(1) appreciated more than 20% for a record fifth consecutive year. Once again, large-capitalization, growth-oriented stocks outperformed their value counterparts during most of the year.

The S&P 500 Index was bolstered by a fourth-quarter rally driven by the technology sector. In fact, the real division in the market during 1999 was not based on investment style but rather on whether stocks were tied to the "new economy" with close relations to technology. For example, technology stocks such as QUALCOMM, Sprint PCS, and Nextel at least tripled in value, while traditional blue chip bellwethers such as Coca-Cola, Gillette, Ford, and Merck each posted losses for the year. Interestingly, the number of S&P 500 Index stocks that declined in value in 1999 exceeded the number that appreciated, which means that most of the market's positive performance came from a limited number of stocks.

Two other factors that impacted the market in 1999 were tame inflation and strong corporate earnings by many companies, which combined to create an aptly named Goldilocks economy. The Federal Reserve's three interest-rate cuts in the fall of 1998 set the stage for the market's strong performance in the first half of 1999. By late spring, however, Federal Reserve Chairman Alan Greenspan began expressing concern that economic growth was perhaps too strong and that inflationary pressures may not be far behind. Seeking to keep inflation in check, the Federal Reserve raised the targeted federal funds rate by 0.25% once on June 30 and again on August 24, 1999. The stock market quickly gave back some of its gains from the prior six months. The trend again reversed itself in October with the release of lower-than-expected Consumer Price Index and gross domestic product (GDP) statistics. With the threat of inflationary pressure apparently diminishing, even a third Federal Reserve tightening on November 16, 1999, couldn't prevent the market from surging almost 15% in the final three months of the year.

PERFORMANCE REVIEW

For the twelve months ended December 31, 1999, the MainStay Equity Index Fund returned 19.99% for Class A shares, excluding all sales charges. The Fund slightly underperformed the average Lipper(2) S&P 500 Index objective fund, which returned 20.22% for the same period. The Fund also underperformed the S&P 500 Index, which returned 21.04% for the twelve months ended December 31, 1999. Investors should anticipate a slight lag, since the Fund incurs expenses that a hypothetical investment in an index does not.

It is worth noting that Morningstar(3) rated the MainStay Equity Index Fund Class A shares four stars overall as of December 31, 1999. The Fund's Class A shares received four stars for the three- and five-year periods ended

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[BAR GRAPH]


                                                           CLASS A SHARES
                                                           --------------
12/91                                                          28.01
12/92                                                           6.19
12/93                                                           9.01
12/94                                                           0.50
12/95                                                          35.91
12/96                                                          22.04
12/97                                                          32.26
12/98                                                          27.69
12/99                                                          19.99

-----

Past performance is no guarantee of future results. See footnote * on page 7 for more information on performance.


December 31, 1999, from among 3,469 and 2,180 domestic equity funds, respectively. The Fund is offered only as Class A shares.

KEY SECTORS AND SECURITIES

Technology dominated S&P 500 Index performance by virtually any measure. Within the technology sector, the highest returns came from electronic instruments, communications equipment, semiconductors, and computer software. With a 2,619.40%(4) annual return, QUALCOMM, a high speed communications equipment provider, topped the list of high flyers in 1999. Still, QUALCOMM added just 0.68% to the S&P 500 Index return, since it first joined the Index in July 1999. Three other communications-related companies were among the S&P 500 Index's top-performing stocks: Sprint PCS (+343.24%), Nextel (+336.51%), and Nortel (+304.00%). A chip maker, LSI Logic (+318.60%), rounded out the top five. The metals industry, in the midst of rapid consolidation, also did well in 1999, especially aluminum and miscellaneous metals. Based on their S&P 500 Index weightings, the individual securities with the greatest impact on the S&P 500's performance included Microsoft (+68.36%), Cisco Systems (+130.84%), General Electric (+51.72%), Wal-Mart (+69.76%), and Oracle (+289.78%).

At the other end of the spectrum, pollution-control stocks, a rather small S&P 500 Index component, had the worst performance of any sector in 1999, with a loss of 55.67%. Tobacco, down 54.24%, suffered from ongoing litigation and the threat of new taxes. Philip Morris, in particular, was one of the S&P 500 Index's worst performers, returning -57.01%. Makers of office equipment


-------
(4) Returns reflect performance for the one-year period ended 12/31/99

Past performance is no guarantee of future results.



(-50.87%), operators of retail food stores (-42.12%), and food distributors (-40.77%), also performed poorly. Based on their S&P 500 Index weightings, pharmaceuticals, especially Pfizer (-22.15%) and Eli Lilly (-25.18%), and regional banks, particularly First Union (-45.84%), had the greatest negative impact on the performance of the S&P 500 Index and the Fund. The hardest-hit individual stocks, due primarily to missed earnings targets, were Service Corp. International (-81.77%), Rite Aid (-77.64%), McKesson HBOC & Co. (-71.54%), and HEALTHSOUTH (-65.18%).

The composition of the S&P 500 Index itself remained relatively constant through the first six months of 1999, with just a few changes resulting from merger and acquisition activity. As a result of market appreciation, however, the characteristics of the S&P 500 Index changed considerably during the second half of the year. As of December 31, 1999, technology stocks represented more than 25% of the S&P 500 Index, a larger weighting than at any point in the past. This shift parallels the increasing importance of technology within the global economy. The S&P 500 Index was also more concentrated in large-capitalization names than it was a year ago.

LOOKING AHEAD

The extraordinary performance of U.S. stocks over the past several years has left the market at valuation levels never before seen, especially when measured using such traditional yardsticks as price-to-earnings and price-to-book ratios. Some critics view the high valuations like past bubbles that formed and later burst in real estate, biotechnology stocks, and Japanese equities. To more optimistic investors, the market has just begun to enter a new era in which technology has rendered traditional valuation measures obsolete.

Of course, as index investors, we do not evaluate or respond to changing economic and market conditions or concern ourselves with market psychology. Whatever the markets or the economy may bring, the Fund will continue to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500 Index.

Jefferson C. Boyce
Stephen B. Killian
Portfolio Managers
Monitor Capital Advisors LLC

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                   LIFE OF FUND
                           1 YEAR      5 YEARS   THROUGH 12/31/99
    Class A                19.99%      27.44%         19.53%

   FUND SEC RETURNS*

                                                   LIFE OF FUND
                           1 YEAR      5 YEARS   THROUGH 12/31/99
    Class A                16.39%      26.66%         19.13%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                                   LIFE OF FUND
                           1 YEAR      5 YEARS   THROUGH 12/31/99
    Equity Index Fund    83 out of    41 out of     13 out of
                         107 funds    44 funds       13 funds
    Average Lipper S&P
    500 Index
    objective fund         20.22%      27.96%         20.30%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

                        NAV 12/31/99   INCOME     CAPITAL GAINS
    Class A                $47.36      $0.1958       $0.9936

-------
 * Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Performance figures through 4/98 reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Total returns shown are based on NAV and assume no deduction for applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested. The MainStay Equity Index Fund, first offered to the public on 12/20/90, is offered as Class A shares only. As of 1/3/95, shares were subject to an initial sales charge of up to 3% and an annual 12b-1 fee of .25%.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Life of Fund ranking and the average Lipper peer fund return are for the period from 12/20/90 through 12/31/99. Lipper returns and rankings are unaudited.

MainStay Equity Index Fund


                                    SHARES           VALUE
                                   ----------------------------
COMMON STOCKS (98.9%)+

AEROSPACE/DEFENSE (0.9%)
Boeing Co. (The).................    93,957      $    3,905,088
General Dynamics Corp. ..........    20,013           1,055,686
Goodrich (B.F.) Co. (The)........    11,091             305,002
Lockheed Martin Corp. ...........    39,800             870,625
Northrop Grumman Corp. ..........     7,009             378,924
Raytheon Co. Class B.............    34,077             905,170
Rockwell International Corp. ....    19,324             925,137
United Technologies Corp. .......    48,578           3,157,570
                                                 --------------
                                                     11,503,202
                                                 --------------
AIRLINES (0.2%)
AMR Corp. (a)....................    15,545           1,041,515
Delta Air Lines, Inc. ...........    14,138             704,249
Southwest Airlines Co. ..........    50,783             822,050
US Airways Group, Inc. (a).......     7,432             238,289
                                                 --------------
                                                      2,806,103
                                                 --------------
ALUMINUM (0.4%)
Alcan Aluminum Ltd. .............    22,763             937,551
Alcoa Inc........................    37,043           3,074,569
Reynolds Metals Co. .............     6,503             498,292
                                                 --------------
                                                      4,510,412
                                                 --------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. ........     7,680             119,520
Delphi Automotive Systems
 Corp. ..........................    56,736             893,592
Genuine Parts Co. ...............    18,076             448,511
Goodyear Tire & Rubber Co.
 (The)...........................    15,720             443,107
                                                 --------------
                                                      1,904,730
                                                 --------------
AUTOMOBILES (0.9%)
Ford Motor Co. ..................   122,117           6,525,627
General Motors Corp. ............    64,414           4,682,093
                                                 --------------
                                                     11,207,720
                                                 --------------
BANKS--MAJOR REGIONAL (3.3%)
AmSouth Bancorp..................    39,493             762,709
Bank of New York Co., Inc.
 (The)...........................    73,825           2,953,000
Bank One Corp. ..................   115,309           3,697,095
BB&T Corp. ......................    31,757             869,348
Comerica Inc. ...................    15,682             732,153
Fifth Third Bancorp..............    30,368           2,228,252
Firstar Corp. ...................    98,514           2,081,108
FleetBoston Financial Corp. .....    92,937           3,235,369
Huntington Bancshares Inc. ......    23,290             556,049
KeyCorp..........................    45,174             999,475
Mellon Financial Corp. ..........    52,538           1,789,576
National City Corp. .............    63,328           1,500,082
Northern Trust Corp. ............    22,672           1,201,616
Old Kent Financial Corp. ........    12,000             424,500
--------
 +  Percentages indicated are based on Fund net assets.


                                    SHARES           VALUE
                                   ----------------------------
BANKS--MAJOR REGIONAL (CONTINUED)
PNC Bank Corp. ..................    30,535      $    1,358,807
Regions Financial Corp. .........    22,561             566,845
Republic New York Corp. .........    10,609             763,848
SouthTrust Corp. ................    16,747             633,246
State Street Corp. ..............    16,236           1,186,243
Summit Bancorp...................    17,376             532,140
SunTrust Banks, Inc. ............    32,436           2,232,002
Synovus Financial Corp. .........    27,275             542,091
Union Planters Corp. ............    14,262             562,458
U.S. Bancorp.....................    73,274           1,744,837
Wachovia Corp. ..................    20,486           1,393,048
Wells Fargo Co. .................   166,740           6,742,549
                                                 --------------
                                                     41,288,446
                                                 --------------
BANKS--MONEY CENTER (1.6%)
Bank of America Corp. ...........   171,640           8,614,183
Chase Manhattan Corp. (The)......    83,644           6,498,093
First Union Corp. ...............    97,622           3,203,222
Morgan (J.P.) & Co., Inc. .......    17,955           2,273,552
                                                 --------------
                                                     20,589,050
                                                 --------------
BANKS--SAVINGS & LOANS (0.2%)
Golden West Financial Corp. .....    17,097             572,749
Washington Mutual, Inc. .........    58,131           1,511,406
                                                 --------------
                                                      2,084,155
                                                 --------------
BEVERAGES--ALCOHOLIC (0.3%)
Anheuser-Busch Cos., Inc. .......    46,958           3,328,148
Brown-Forman Corp.
 Class B.........................     6,915             395,884
Coors (Adolph) Co.
 Class B.........................     3,704             194,460
                                                 --------------
                                                      3,918,492
                                                 --------------
BEVERAGES--SOFT DRINKS (1.6%)
Coca-Cola Co. (The) (c)..........   248,421          14,470,523
Coca-Cola Enterprises Inc. ......    42,806             861,471
PepsiCo, Inc.....................   146,900           5,178,225
                                                 --------------
                                                     20,510,219
                                                 --------------
BROADCAST/MEDIA (1.3%)
CBS Corp. (a)....................    77,280           4,941,090
Clear Channel Communications,
 Inc. (a)........................    33,539           2,993,356
Comcast Corp. Special Class A....    74,656           3,774,794
MediaOne Group Inc. (a)..........    61,137           4,696,086
                                                 --------------
                                                     16,405,326
                                                 --------------
BUILDING MATERIALS (0.2%)
Masco Corp. .....................    44,594           1,131,573
Owens Corning....................     5,476             105,755
Sherwin-Williams Co. (The).......    17,074             358,554
Vulcan Materials Co. ............    10,200             407,363
                                                 --------------
                                                      2,003,245
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1999


                                    SHARES           VALUE
                                   ----------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS (1.3%)
Air Products & Chemicals,
 Inc. ...........................    23,228      $      779,590
Dow Chemical Co. (The)...........    22,251           2,973,290
Du Pont (E.I.) De Nemours &
 Co. ............................   104,801           6,903,766
Eastman Chemical Co. ............     7,996             381,309
Hercules Inc. ...................    10,147             282,848
Monsanto Co. ....................    63,704           2,269,455
Praxair, Inc. ...................    15,863             798,107
Rohm & Haas Co. .................    21,332             867,946
Union Carbide Corp. .............    13,447             897,587
                                                 --------------
                                                     16,153,898
                                                 --------------
CHEMICALS--DIVERSIFIED (0.2%)
Avery Dennison Corp. ............    11,449             834,346
Engelhard Corp. .................    12,582             237,485
FMC Corp. (a)....................     3,312             189,819
PPG Industries, Inc. ............    17,435           1,090,777
                                                 --------------
                                                      2,352,427
                                                 --------------
CHEMICALS--SPECIALTY (0.1%)
Grace (W.R.) & Co. (a)...........     6,989              96,972
Great Lakes Chemical Corp. ......     5,861             223,817
Sigma-Aldrich Corp. .............    10,141             304,864
                                                 --------------
                                                        625,653
                                                 --------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS (7.5%)
ADC Telecommunications, Inc.
 (a).............................    15,100           1,095,694
Andrew Corp. (a).................     8,300             157,181
Cabletron Systems, Inc. (a)......    18,635             484,510
Cisco Systems, Inc. (a)..........   328,946          35,238,340
Comverse Technology, Inc. (a)....     7,100           1,027,725
General Instrument Corp. (a).....    17,374           1,476,790
Lucent Technologies Inc. ........   315,057          23,570,202
Network Appliance, Inc. (a)......    14,800           1,229,325
Nortel Networks Corp. ...........   133,798          13,513,598
QUALCOMM, Inc. (a)...............    66,400          11,694,700
Scientific-Atlanta, Inc. ........     7,599             422,695
Tellabs, Inc. (a)................    39,568           2,539,771
3Com Corp. (a)...................    34,657           1,628,879
                                                 --------------
                                                     94,079,410
                                                 --------------
COMPUTER SOFTWARE & SERVICES (10.3%)
Adobe Systems Inc. ..............    12,260             824,485
America Online Inc. (a)..........   225,162          16,985,658
Autodesk, Inc. ..................     5,920             199,800
Automatic Data Processing,
 Inc. ...........................    62,430           3,363,416
BMC Software, Inc. (a)...........    23,800           1,902,513
Ceridian Corp. (a)...............    14,555             313,842
Citrix Systems, Inc. (a).........     8,900           1,094,700
Computer Associates
 International, Inc. ............    54,080           3,782,220
Computer Sciences Corp. (a)......    16,094           1,522,895
Compuware Corp. (a)..............    37,007           1,378,511
Electronic Data Systems Corp. ...    47,344           3,169,089


                                    SHARES           VALUE
                                   ----------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Equifax Inc. ....................    14,515      $      342,010
First Data Corp. ................    43,496           2,144,897
Microsoft Corp. (a)(c)...........   518,828          60,573,169
Novell, Inc. (a).................    34,014           1,358,434
Oracle Corp. (a).................   143,142          16,040,850
Parametric Technology Corp.
 (a).............................    27,329             739,591
Paychex, Inc. ...................    24,760             990,400
PeopleSoft, Inc. (a).............    25,433             542,041
Shared Medical Systems Corp. ....     2,698             137,429
Yahoo! Inc. (a)..................    26,400          11,422,950
                                                 --------------
                                                    128,828,900
                                                 --------------
COMPUTER SYSTEMS (6.3%)
Apple Computer, Inc. (a).........    16,037           1,648,804
Compaq Computer Corp. ...........   171,505           4,641,354
Dell Computer Corp. (a)..........   255,799          13,045,749
EMC Corp. (a)....................   102,054          11,149,400
Gateway Inc. (a).................    31,668           2,282,075
Hewlett-Packard Co. .............   102,002          11,621,853
International Business Machines
 Corp. ..........................   181,894          19,644,552
Lexmark International Group, Inc.
 (a).............................    12,900           1,167,450
Seagate Technology, Inc. (a).....    21,012             978,371
Silicon Graphics, Inc. (a).......    18,989             186,330
Sun Microsystems, Inc. (a).......   156,132          12,090,472
Unisys Corp. (a).................    30,760             982,397
                                                 --------------
                                                     79,438,807
                                                 --------------
CONGLOMERATES (0.1%)
Textron Inc......................    15,218           1,167,030
                                                 --------------
CONTAINERS--METAL & GLASS (0.1%)
Ball Corp. ......................     3,050             120,094
Crown Cork & Seal Co., Inc. .....    12,408             277,629
Owens-Illinois, Inc. (a).........    15,747             394,659
                                                 --------------
                                                        792,382
                                                 --------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. .................     5,373             187,383
Pactiv Corp. (a).................    17,084             181,518
Temple-Inland Inc. ..............     5,583             368,129
                                                 --------------
                                                        737,030
                                                 --------------
COSMETICS/PERSONAL CARE (0.5%)
Alberto-Culver Co. Class B.......     5,703             147,209
Avon Products, Inc. .............    26,454             872,982
Gillette Co. (The)...............   108,422           4,465,631
International Flavors &
 Fragrances Inc..................    10,650             402,037
                                                 --------------
                                                      5,887,859
                                                 --------------
ELECTRIC POWER COMPANIES (1.5%)
Ameren Corp. ....................    13,806             452,147
American Electric Power Co.,
 Inc. ...........................    19,319             620,623
Carolina Power & Light Co. ......    16,094             489,861
Central & South West Corp. ......    21,465             429,300



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


                                    SHARES           VALUE
                                    ----------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC POWER COMPANIES (CONTINUED)
Cinergy Corp. ...................    16,061      $      387,472
CMS Energy Corp. ................    11,800             368,012
Consolidated Edison, Inc. .......    22,874             789,153
Constellation Energy Group,
 Inc. ...........................    15,058             436,682
Dominion Resources, Inc. ........    19,302             757,603
DTE Energy Co. ..................    14,628             458,954
Duke Energy Corp. ...............    36,737           1,841,442
Edison International.............    35,036             917,505
Entergy Corp. ...................    24,817             639,038
FirstEnergy Corp. ...............    23,700             537,694
Florida Progress Corp. ..........     9,900             418,894
FPL Group, Inc. .................    18,216             779,873
GPU, Inc. .......................    12,658             378,949
New Century Energies Inc. .......    11,535             350,376
Niagara Mohawk Holdings Inc.
 (a).............................    18,877             263,098
Northern States Power Co. .......    15,404             300,378
PECO Energy Co. .................    19,291             670,362
PG&E Corp. ......................    38,708             793,514
Pinnacle West Capital Corp. .....     8,500             259,781
PP&L Resources, Inc. ............    15,894             363,575
Public Service Enterprise Group
 Inc. ...........................    22,127             770,296
Reliant Energy, Inc. ............    29,870             683,276
Southern Co. (The)...............    70,397           1,654,330
Texas Utilities Co. .............    28,265           1,005,174
Unicom Corp. ....................    21,853             732,075
                                                 --------------
                                                     18,549,437
                                                 --------------
ELECTRICAL EQUIPMENT (4.7%)
Cooper Industries, Inc. .........     9,560             386,582
Emerson Electric Co. ............    43,856           2,516,238
General Electric Co. (c).........   330,413          51,131,412
Grainger (W.W.), Inc. ...........     9,479             453,215
Molex Inc. ......................    15,600             884,325
Solectron Corp. (a)..............    29,511           2,807,234
Thomas & Betts Corp. ............     5,758             183,536
                                                 --------------
                                                     58,362,542
                                                 --------------
ELECTRONICS--DEFENSE (0.0%) (b)
PerkinElmer, Inc. ...............     4,552             189,762
                                                 --------------
ELECTRONICS--INSTRUMENTATION
 (0.1%)
PE Corp.-PE Biosystems Group.....    10,300           1,239,219
Tektronix, Inc. .................     4,716             183,334
                                                 --------------
                                                      1,422,553
                                                 --------------
ELECTRONICS--SEMICONDUCTORS
 (4.7%)
Adaptec, Inc. (a)................    10,100             503,738
Advanced Micro Devices, Inc.
 (a).............................    14,843             429,519
Analog Devices, Inc. (a).........    17,300           1,608,900
Applied Materials, Inc. (a)......    37,604           4,763,957
Intel Corp. .....................   335,990          27,656,177
KLA-Tencor Corp. (a).............     8,812             981,436


                                    SHARES           VALUE
                                   ----------------------------
ELECTRONICS--SEMICONDUCTORS (CONTINUED)
LSI Logic Corp. (a)..............    14,448      $      975,240
Micron Technology, Inc. (a)......    27,141           2,110,213
Motorola, Inc. ..................    60,897           8,967,083
National Semiconductor Corp.
 (a).............................    16,951             725,715
Teradyne, Inc. (a)...............    17,200           1,135,200
Texas Instruments Inc. ..........    80,678           7,815,681
Xilinx, Inc. (a).................    31,800           1,445,908
                                                 --------------
                                                     59,118,767
                                                 --------------
ENGINEERING & CONSTRUCTION (0.0%) (b)
Fluor Corp. .....................     7,617             349,430
Foster Wheeler Corp. ............     4,100              36,387
                                                 --------------
                                                        385,817
                                                 --------------
ENTERTAINMENT (1.7%)
Seagram Co. Ltd. (The)...........    43,137           1,938,469
Time Warner Inc. ................   130,235           9,433,898
Viacom Inc. Class B (a)..........    69,664           4,210,318
Walt Disney Co. (The)............   207,707           6,075,430
                                                 --------------
                                                     21,658,115
                                                 --------------
FINANCIAL--MISCELLANEOUS (4.3%)
AFLAC Inc. ......................    26,800           1,264,625
American Express Co. ............    45,001           7,481,416
American General Corp. ..........    25,286           1,918,575
Associates First Capital Corp.
 Class A.........................    73,379           2,013,337
Citigroup Inc. ..................   340,173          18,900,863
Fannie Mae.......................   103,310           6,450,418
Franklin Resources Inc. .........    25,362             813,169
Freddie Mac......................    70,090           3,298,611
MBIA Inc. .......................    10,057             531,135
MBNA Corp. ......................    80,865           2,203,571
Morgan Stanley Dean Witter &
 Co. ............................    56,035           7,998,996
Price (T. Rowe) Associates,
 Inc. ...........................    12,800             472,800
SLM Holding Corp. ...............    16,451             695,055
                                                 --------------
                                                     54,042,571
                                                 --------------
FOOD (1.4%)
Bestfoods........................    28,113           1,477,689
Campbell Soup Co. ...............    43,930           1,699,542
ConAgra, Inc. ...................    49,211           1,110,323
General Mills, Inc. .............    30,802           1,101,171
Heinz (H.J.) Co. ................    36,199           1,441,173
Hershey Foods Corp. .............    14,040             666,900
Kellogg Co. .....................    40,858           1,258,937
Nabisco Group Holdings Corp. ....    32,761             348,086
Quaker Oats Co. (The)............    13,617             893,616
Ralston-Ralston Purina Group.....    32,840             915,415
Sara Lee Corp. ..................    91,106           2,010,026
Unilever N.V. ...................    57,652           3,138,431
Wrigley (Wm.) Jr. Co. ...........    11,668             967,715
                                                 --------------
                                                     17,029,024
                                                 --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES           VALUE
                                    ----------------------------
COMMON STOCKS (CONTINUED)
FOOD & HEALTH CARE DISTRIBUTORS (0.3%)
Cardinal Health, Inc. ...........    27,348      $    1,309,286
McKesson HBOC, Inc. .............    27,993             631,592
SUPERVALU Inc. ..................    12,063             241,260
SYSCO Corp. .....................    33,335           1,318,816
                                                 --------------
                                                      3,500,954
                                                 --------------
GOLD & PRECIOUS METALS MINING (0.1%)
Barrick Gold Corp. ..............    39,415             697,153
Homestake Mining Co. ............    26,254             205,109
Newmont Mining Corp. ............    16,887             413,732
Placer Dome Inc. ................    32,900             353,675
                                                 --------------
                                                      1,669,669
                                                 --------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. (The).......     8,816             460,636
Snap-on Inc. ....................     6,562             174,303
Stanley Works (The)..............     8,950             269,619
                                                 --------------
                                                        904,558
                                                 --------------
HEALTH CARE--DIVERSIFIED (3.5%)
Abbott Laboratories..............   153,311           5,567,106
Allergan, Inc. ..................    13,248             659,088
American Home Products Corp. ....   124,354           4,904,211
Bristol-Myers Squibb Co. ........   200,273          12,855,023
Johnson & Johnson................   139,844          13,022,972
Mallinckrodt Inc. ...............     7,169             228,064
Warner-Lambert Co. ..............    85,758           7,026,796
                                                 --------------
                                                     44,263,260
                                                 --------------
HEALTH CARE--DRUGS (3.6%)
Lilly (Eli) & Co. ...............   109,802           7,301,833
Merck & Co., Inc. ...............   235,662          15,804,083
Pfizer Inc. .....................   389,318          12,628,503
Pharmacia & Upjohn, Inc. ........    51,026           2,296,170
Schering-Plough Corp. ...........   148,059           6,246,239
Watson Pharmaceuticals, Inc.
 (a).............................     9,700             347,381
                                                 --------------
                                                     44,624,209
                                                 --------------
HEALTH CARE--HMOS (0.2%)
Aetna Inc. ......................    15,033             839,029
Humana Inc. (a)..................    16,878             138,189
United Healthcare Corp. .........    17,419             925,384
Wellpoint Health Networks Inc.
 (a).............................     6,800             448,375
                                                 --------------
                                                      2,350,977
                                                 --------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.2%)
Columbia/HCA Healthcare Corp. ...    57,281           1,679,049
Tenet Healthcare Corp. (a).......    31,290             735,315
                                                 --------------
                                                      2,414,364
                                                 --------------


                                    SHARES           VALUE
                                   ----------------------------
HEALTH CARE--MEDICAL PRODUCTS (0.8%)
Bard (C.R.), Inc. ...............     5,199      $      275,547
Bausch & Lomb Inc. ..............     5,789             396,185
Baxter International Inc. .......    29,415           1,847,630
Becton, Dickinson & Co. .........    25,230             674,902
Biomet, Inc. ....................    11,355             454,200
Boston Scientific Corp. (a)......    39,948             873,862
Guidant Corp. (a)................    30,465           1,431,855
Medtronic, Inc. .................   120,188           4,379,350
St. Jude Medical, Inc. (a).......     8,529             261,734
                                                 --------------
                                                     10,595,265
                                                 --------------
HEALTH CARE--MISCELLANEOUS (0.6%)
ALZA Corp. (a)...................    10,155             351,617
Amgen Inc. (a)...................   103,312           6,205,177
HEALTHSOUTH Corp. (a)............    41,903             225,229
Manor Care, Inc. (a).............    11,142             178,272
Quintiles Transnational Corp.
 (a).............................    11,600             216,775
                                                 --------------
                                                      7,177,070
                                                 --------------
HEAVY DUTY TRUCKS & PARTS (0.2%)
Cummins Engine Co., Inc. ........     4,289             207,212
Dana Corp. ......................    16,689             499,627
Eaton Corp. .....................     7,232             525,224
ITT Industries, Inc. ............     8,789             293,882
Navistar International Corp.
 (a).............................     6,658             315,423
PACCAR Inc. .....................     7,909             350,468
                                                 --------------
                                                      2,191,836
                                                 --------------
HOMEBUILDING (0.0%) (B)
Centex Corp. ....................     5,963             147,212
Kaufman & Broad Home Corp. ......     4,823             116,656
Pulte Corp. .....................     4,352              97,920
                                                 --------------
                                                        361,788
                                                 --------------
HOTEL/MOTEL (0.3%)
Carnival Corp. ..................    61,854           2,957,394
Harrah's Entertainment, Inc.
 (a).............................    12,913             341,387
Hilton Hotels Corp. .............    36,363             349,990
Marriott International, Inc.
 Class A.........................    25,151             793,829
                                                 --------------
                                                      4,442,600
                                                 --------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Armstrong World Industries,
 Inc. ...........................     3,988             133,100
Leggett & Platt, Inc. ...........    20,200             433,037
Maytag Corp. ....................     8,874             425,952
Whirlpool Corp. .................     7,651             497,793
                                                 --------------
                                                      1,489,882
                                                 --------------



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


                                    SHARES           VALUE
                                   ----------------------------
COMMON STOCKS (CONTINUED)
HOUSEHOLD PRODUCTS (1.9%)
Clorox Co. (The).................    23,680      $    1,192,880
Colgate-Palmolive Co. ...........    59,092           3,840,980
Fort James Corp. ................    22,226             608,437
Kimberly-Clark Corp. ............    53,601           3,497,465
Procter & Gamble Co. (The).......   133,427          14,618,596
                                                 --------------
                                                     23,758,358
                                                 --------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. ............    16,871             557,798
Newell Rubbermaid Inc. ..........    28,592             829,168
Tupperware Corp. ................     5,805              98,322
                                                 --------------
                                                      1,485,288
                                                 --------------
INSURANCE BROKERS (0.3%)
Aon Corp. .......................    25,826           1,033,040
Marsh & McLennan Cos., Inc. .....    26,585           2,543,852
                                                 --------------
                                                      3,576,892
                                                 --------------
INSURANCE--LIFE (0.3%)
Conseco, Inc. ...................    32,639             583,422
Jefferson-Pilot Corp. ...........    10,767             734,848
Lincoln National Corp. ..........    20,326             813,040
Torchmark Corp. .................    13,464             391,298
UNUMProvident Corp. .............    24,148             774,245
                                                 --------------
                                                      3,296,853
                                                 --------------
INSURANCE--MULTI-LINE (1.6%)
American International Group,
 Inc. ...........................   156,215          16,890,747
CIGNA Corp. .....................    18,747           1,510,305
Hartford Financial Services
 Group, Inc. (The)...............    22,884           1,084,130
                                                 --------------
                                                     19,485,182
                                                 --------------
INSURANCE--PROPERTY & CASUALTY (0.5%)
Allstate Corp. (The).............    81,346           1,952,304
Chubb Corp. (The)................    17,714             997,520
Cincinnati Financial Corp. ......    16,590             517,400
Loews Corp. .....................    10,993             667,138
MGIC Investment Corp. ...........    11,072             666,396
Progressive Corp. (The)..........     7,422             542,734
SAFECO Corp. ....................    13,773             342,603
St. Paul Cos., Inc. (The)........    22,750             766,391
                                                 --------------
                                                      6,452,486
                                                 --------------
INVESTMENT BANK/BROKERAGE (0.7%)
Bear Stearns Cos., Inc. (The)....    12,364             528,561
Lehman Brothers Holdings Inc. ...    11,909           1,008,543
Merrill Lynch & Co., Inc. .......    37,094           3,097,349
Paine Webber Group Inc. .........    14,600             566,663
Schwab (Charles) Corp. (The).....    82,416           3,162,714
                                                 --------------
                                                      8,363,830
                                                 --------------


                                    SHARES           VALUE
                                    ----------------------------
LEISURE TIME (0.0%) (b)
Brunswick Corp. .................     9,191      $      204,500
Mirage Resorts, Inc. (a).........    20,039             306,847
                                                 --------------
                                                        511,347
                                                 --------------
MACHINE TOOLS (0.0%) (b)
Milacron Inc. ...................     3,735              57,426
                                                 --------------
MACHINERY--DIVERSIFIED (0.3%)
Briggs & Stratton Corp. .........     2,377             127,467
Caterpillar Inc. ................    35,808           1,685,214
Deere & Co. .....................    23,411           1,015,452
Ingersoll-Rand Co. ..............    16,744             921,966
NACCO Industries, Inc. Class A...       800              44,450
Thermo Electron Corp. (a)........    16,010             240,150
Timken Co. (The).................     6,221             127,142
                                                 --------------
                                                      4,161,841
                                                 --------------
MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises, Inc. .....     3,500              72,188
                                                 --------------
MANUFACTURING--DIVERSIFIED (1.3%)
Crane Co. .......................     6,915             137,436
Danaher Corp. ...................    13,613             656,827
Dover Corp. .....................    21,484             974,837
Honeywell International Inc. ....    79,609           4,592,444
Illinois Tool Works Inc. ........    29,996           2,026,605
Johnson Controls, Inc. ..........     8,540             485,712
Millipore Corp. .................     4,508             174,121
Pall Corp. ......................    12,569             271,019
Parker-Hannifin Corp. ...........    10,984             563,617
Sealed Air Corp. (a).............     8,410             435,743
Tyco International Ltd. .........   169,034           6,571,197
                                                 --------------
                                                     16,889,558
                                                 --------------
METALS--MINING (0.1%)
Freeport-McMoRan Copper & Gold
 Inc. Class B (a)................    16,522             349,027
Inco Ltd. (a)....................    19,367             455,125
Phelps Dodge Corp. ..............     7,883             529,146
                                                 --------------
                                                      1,333,298
                                                 --------------
MISCELLANEOUS (0.8%)
AES Corp. (The) (a)..............    20,779           1,553,230
American Greetings Corp. Class
 A...............................     6,830             161,359
Archer-Daniels-Midland Co. ......    62,234             758,477
Corning Inc. ....................    24,515           3,160,903
Jostens, Inc. ...................     3,391              82,444
Minnesota Mining & Manufacturing
 Co. ............................    40,607           3,974,410
TRW, Inc. .......................    12,094             628,132
                                                 --------------
                                                     10,318,955
                                                 --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.7%)
Coastal Corp. (The)..............    21,553             763,785
Columbia Energy Group............     8,413             532,122
Consolidated Natural Gas Co. ....     9,731             631,907



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12


                                    SHARES           VALUE
                                    ----------------------------
COMMON STOCKS (CONTINUED)
NATURAL GAS DISTRIBUTORS & PIPELINES (CONTINUED)
Eastern Enterprises..............     2,323      $      133,427
El Paso Energy Corp. ............    23,164             899,053
Enron Corp. .....................    71,398           3,168,286
NICOR Inc. ......................     4,919             159,868
ONEOK, Inc. .....................     3,219              80,877
Peoples Energy Corp. ............     3,574             119,729
Sempra Energy....................    24,275             421,778
Williams Cos., Inc. (The)........    43,435           1,327,482
                                                 --------------
                                                      8,238,314
                                                 --------------
OFFICE EQUIPMENT & SUPPLIES
 (0.2%)
Pitney Bowes Inc. ...............    27,051           1,306,901
Xerox Corp. .....................    66,747           1,514,323
                                                 --------------
                                                      2,821,224
                                                 --------------
OIL & GAS DRILLING (0.0%) (b)
Rowan Cos., Inc. (a).............     8,466             183,606
                                                 --------------
OIL & GAS--EXPLORATION & PRODUCTION (0.2%)
Anadarko Petroleum Corp. ........    12,269             418,680
Apache Corp. ....................    11,241             415,215
Burlington Resources Inc. .......    21,447             709,091
Union Pacific Resources Group,
 Inc. ...........................    25,396             323,799
Unocal Corp. ....................    24,511             822,650
                                                 --------------
                                                      2,689,435
                                                 --------------
OIL & WELL--EQUIPMENT & SERVICES
 (0.5%)
Baker Hughes Inc. ...............    32,955             694,115
Halliburton Co. .................    44,338           1,784,604
McDermott International, Inc. ...     5,946              53,886
Schlumberger Ltd. ...............    55,092           3,098,925
Transocean Sedco Forex Inc. .....    20,866             702,917
                                                 --------------
                                                      6,334,447
                                                 --------------
OIL--INTEGRATED DOMESTIC (0.7%)
Amerada Hess Corp. ..............     9,210             522,667
Ashland Inc. ....................     7,537             248,250
Atlantic Richfield Co. ..........    32,420           2,804,330
Conoco Inc. Class B..............    63,045           1,568,244
Kerr-McGee Corp. ................     8,672             537,664
Occidental Petroleum Corp. ......    35,060             758,173
Phillips Petroleum Co. ..........    25,439           1,195,633
Sunoco Inc. .....................     9,124             214,414
Tosco Corp. .....................    15,300             415,969
USX-Marathon Group...............    31,185             769,880
                                                 --------------
                                                      9,035,224
                                                 --------------


                                    SHARES           VALUE
                                    ----------------------------
OIL--INTEGRATED INTERNATIONAL
 (4.0%)
Chevron Corp. ...................    66,035      $    5,720,282
Exxon Mobil Corp. ...............   347,263          27,976,375
Royal Dutch Petroleum Co. ADR
 (d).............................   216,233          13,068,582
Texaco Inc. .....................    55,496           3,014,127
                                                 --------------
                                                     49,779,366
                                                 --------------
PAPER & FOREST PRODUCTS (0.6%)
Boise Cascade Corp. .............     5,564             225,342
Champion International Corp. ....     9,767             604,944
Georgia-Pacific Group............    17,288             877,366
International Paper Co. .........    41,407           2,336,908
Louisiana-Pacific Corp. .........    10,791             153,772
Mead Corp. (The).................    10,287             446,842
Potlatch Corp. ..................     2,959             132,045
Westvaco Corp. ..................    10,098             329,447
Weyerhaeuser Co. ................    23,784           1,707,988
Willamette Industries, Inc. .....    11,127             516,710
                                                 --------------
                                                      7,331,364
                                                 --------------
PERSONAL LOANS (0.4%)
Capital One Financial Corp. .....    19,838             955,944
Countrywide Credit Industries,
 Inc. ...........................    11,329             286,057
Household International, Inc. ...    48,314           1,799,696
Providian Financial Corp. .......    14,268           1,299,280
                                                 --------------
                                                      4,340,977
                                                 --------------
PHOTOGRAPHY/IMAGING (0.2%)
Eastman Kodak Co. ...............    31,787           2,105,889
IKON Office Solutions, Inc. .....    15,044             102,487
Polaroid Corp. ..................     4,454              83,791
                                                 --------------
                                                      2,292,167
                                                 --------------
POLLUTION CONTROL (0.1%)
Allied Waste Industries, Inc.
 (a).............................    18,900             166,556
Waste Management, Inc. ..........    61,452           1,056,207
                                                 --------------
                                                      1,222,763
                                                 --------------
PUBLISHING (0.1%)
Harcourt General Inc. ...........     7,254             291,974
McGraw-Hill Cos., Inc. (The).....    19,871           1,224,550
Meredith Corp. ..................     5,296             220,777
                                                 --------------
                                                      1,737,301
                                                 --------------
PUBLISHING--NEWSPAPER (0.5%)
Dow Jones & Co., Inc. ...........     9,089             618,052
Gannett Co., Inc. ...............    28,163           2,297,044
Knight-Ridder, Inc. .............     7,916             471,002
New York Times Co. (The) Class
 A...............................    17,791             873,983
Times Mirror Co. (The) Class A...     5,939             397,913
Tribune Co. .....................    23,836           1,312,470
                                                 --------------
                                                      5,970,464
                                                 --------------



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund


                                    SHARES           VALUE
                                    ----------------------------
COMMON STOCKS (CONTINUED)
RAILROADS (0.4%)
Burlington Northern Santa Fe
 Corp. ..........................    47,331      $    1,147,777
CSX Corp. .......................    21,874             686,297
Kansas City Southern Industries,
 Inc. ...........................    11,100             828,337
Norfolk Southern Corp. ..........    38,267             784,473
Union Pacific Corp. .............    24,940           1,088,008
                                                 --------------
                                                      4,534,892
                                                 --------------
RESTAURANTS (0.5%)
Darden Restaurants, Inc. ........    13,465             244,053
McDonald's Corp. ................   136,757           5,513,017
Tricon Global Restaurants, Inc.
 (a).............................    15,503             598,803
Wendy's International, Inc. .....    12,422             256,204
                                                 --------------
                                                      6,612,077
                                                 --------------
RETAIL STORES--APPAREL (0.4%)
Gap, Inc. (The)..................    86,535           3,980,610
Limited, Inc. (The)..............    21,467             929,789
TJX Cos., Inc. (The).............    32,420             662,584
                                                 --------------
                                                      5,572,983
                                                 --------------
RETAIL STORES--DEPARTMENT (0.4%)
Dillard's, Inc. Class A..........    10,893             219,903
Federated Department Stores, Inc.
 (a).............................    21,015           1,062,571
Kohl's Corp. (a).................    16,401           1,183,947
May Department Stores Co.
 (The)...........................    33,660           1,085,535
Nordstrom, Inc. .................    14,262             373,486
Penney (J.C.) Co., Inc. .........    26,495             528,244
                                                 --------------
                                                      4,453,686
                                                 --------------
RETAIL STORES--DRUGS (0.3%)
Longs Drug Stores Corp. .........     3,869              99,869
Rite Aid Corp. ..................    26,157             292,631
Walgreen Co. ....................   100,621           2,943,164
                                                 --------------
                                                      3,335,664
                                                 --------------
RETAIL STORES--FOOD (0.4%)
Albertson's, Inc. ...............    42,484           1,370,109
Great Atlantic & Pacific Tea Co.,
 Inc. (The)......................     3,778             105,312
Kroger Co. (The) (a).............    83,272           1,571,759
Safeway Inc. (a).................    50,154           1,783,601
Winn-Dixie Stores, Inc. .........    15,059             360,475
                                                 --------------
                                                      5,191,256
                                                 --------------
RETAIL STORES--GENERAL MERCHANDISE (2.9%)
Dayton Hudson Corp. .............    44,712           3,283,538
Kmart Corp. (a)..................    49,847             501,585
Sears, Roebuck & Co. ............    38,440           1,170,017
Wal-Mart Stores, Inc. ...........   448,512          31,003,392
                                                 --------------
                                                     35,958,532
                                                 --------------


                                    SHARES           VALUE
                                    ----------------------------
RETAIL STORES--SPECIALTY (2.2%)
AutoZone, Inc. (a)...............    15,190      $      490,827
Bed Bath & Beyond Inc. (a).......    13,500             469,125
Best Buy Co. Inc. (a)............    20,600           1,033,863
Circuit City Stores-Circuit City
 Group...........................    20,336             916,391
Consolidated Stores Corp. (a)....    11,048             179,530
Costco Wholesale Corp. (a).......    22,082           2,014,982
CVS Corp. .......................    39,425           1,574,536
Dollar General Corp. ............    26,708             607,607
Home Depot, Inc. (The)...........   229,794          15,755,251
Lowe's Cos., Inc. ...............    37,462           2,238,355
Office Depot, Inc. (a)...........    37,700             412,344
Pep Boys-Manny, Moe & Jack
 (The)...........................     5,322              48,563
Staples Inc. (a).................    46,863             972,407
Tandy Corp. .....................    19,742             971,060
Toys "R" Us, Inc. (a)............    25,053             358,571
                                                 --------------
                                                     28,043,412
                                                 --------------
SHOES (0.1%)
NIKE, Inc. Class B...............    28,541           1,414,563
Reebok International Ltd. (a)....     5,603              45,875
                                                 --------------
                                                      1,460,438
                                                 --------------
SPECIALIZED SERVICES (0.6%)
Block (H&R), Inc. ...............     9,794             428,487
Cendant Corp. (a)................    72,311           1,920,761
Dun & Bradstreet Corp. (The).....    16,495             486,602
Ecolab Inc. .....................    13,125             513,516
IMS Health Inc. .................    31,920             867,825
Interpublic Group of Cos., Inc.
 (The)...........................    28,372           1,636,710
National Service Industries,
 Inc. ...........................     4,213             124,284
Omnicom Group Inc. ..............    18,036           1,803,600
Service Corp. International......    27,523             190,941
                                                 --------------
                                                      7,972,726
                                                 --------------
SPECIALTY PRINTING (0.0%) (b)
Deluxe Corp. ....................     7,833             214,918
Donnelley (R.R.) & Sons Co. .....    13,243             328,592
                                                 --------------
                                                        543,510
                                                 --------------
STEEL (0.1%)
Allegheny Technologies Inc. .....     9,688             217,375
Bethlehem Steel Corp. (a)........    13,172             110,316
Nucor Corp. .....................     8,873             486,351
USX-U.S. Steel Group.............     8,924             294,492
Worthington Industries, Inc. ....     9,202             152,408
                                                 --------------
                                                      1,260,942
                                                 --------------



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14


                                    SHARES           VALUE
                                   ----------------------------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS--LONG DISTANCE (3.6%)
AT&T Corp. ......................   321,297      $   16,305,823
Global Crossing Ltd. (a).........    77,133           3,856,650
MCI WorldCom, Inc. (a)...........   285,443          15,146,293
Sprint Corp. (FON Group).........    87,232           5,871,804
Sprint Corp. (PCS Group) (a).....    43,377           4,446,142
                                                 --------------
                                                     45,626,712
                                                 --------------
TELECOMMUNICATIONS--SERVICES
 (0.3%)
Nextel Communications, Inc. Class
 A (a)...........................    36,377           3,751,378
                                                 --------------
TELEPHONE (3.9%)
ALLTEL Corp. ....................    31,572           2,610,610
Bell Atlantic Corp. .............   156,586           9,639,826
BellSouth Corp. .................   189,423           8,867,364
CenturyTel, Inc. ................    13,900             658,512
GTE Corp. .......................    97,739           6,896,708
SBC Communications Inc. .........   344,109          16,775,314
US West Inc. ....................    50,775           3,655,800
                                                 --------------
                                                     49,104,134
                                                 --------------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
Liz Claiborne, Inc. .............     6,287             236,548
Russell Corp. ...................     3,409              57,101
Springs Industries, Inc. Class
 A...............................     1,820              72,686
V.F. Corp. ......................    12,075             362,250
                                                 --------------
                                                        728,585
                                                 --------------
TOBACCO (0.5%)
Philip Morris Cos. Inc. .........   240,087           5,567,018
UST Inc. ........................    17,820             448,841
                                                 --------------
                                                      6,015,859
                                                 --------------
TOYS (0.1%)
Hasbro, Inc. ....................    19,661             374,788
Mattel, Inc. ....................    42,062             552,064
                                                 --------------
                                                        926,852
                                                 --------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
FDX Corp. (a)....................    30,020           1,228,944
Ryder System, Inc. ..............     6,464             157,964
                                                 --------------
                                                      1,386,908
                                                 --------------
Total Common Stocks (Cost
 $809,390,051)...................                 1,239,760,216(e)
                                                 --------------

                                PRINCIPAL
                                  AMOUNT            VALUE
                                ------------------------------
SHORT-TERM INVESTMENTS (1.1%)

COMMERCIAL PAPER (0.7%)
Bridgestone/Firestone Inc.
 7.00%, due 1/10/00 (c).......  $7,400,000      $    7,387,040
Repsol International Finance
 B.V. 7.10%, due 1/14/00 (c)..   1,000,000             997,434
                                                --------------
Total Commercial Paper (Cost
 $8,384,474)..................                       8,384,474
                                                --------------

U.S. GOVERNMENT (0.4%)
United States Treasury Bills
 4.70%, due 1/20/00 (c).......   2,000,000           1,994,984
 4.86%, due 1/27/00 (c).......   3,200,000           3,189,020
                                                --------------
Total U.S. Government
 (Cost $5,184,004)............                       5,184,004
                                                --------------
Total Short-Term Investments
 (Cost $13,568,478)...........                      13,568,478
                                                --------------
Total Investments
 (Cost $822,958,529) (f)......       100.0%      1,253,328,694(g)
Cash and Other Assets,
 Less Liabilities.............         0.0(b)          689,443
                                     -----         -----------
Net Assets....................       100.0%     $1,254,018,137
                                     =====      ==============


                         CONTRACTS         UNREALIZED
                           LONG          APPRECIATION(h)
                          -------------------------------
FUTURES CONTRACTS (0.0%) (b)

Standard & Poor's 500
 March 2000............        36          $    63,173
 Mini March 2000.......         4                  612
                                          ------------
Total Futures Contracts
 (Settlement Value
 $13,654,640) (e)......                    $    63,785
                                          ============


-------
 (a) Non-income producing security.
 (b) Less than one tenth of a percent.
 (c) Segregated as collateral for futures contracts.
 (d) ADR--American Depository Receipt.
 (e) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 100% of net assets.
 (f) The cost for Federal income tax purposes is $823,481,821.
 (g) At December 31, 1999, net unrealized appreciation was $429,846,873, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $472,018,673 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $42,171,800.
 (h) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1999.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $822,958,529).............................................       $1,253,328,694
Cash........................................................               42,170
Receivables:
  Fund shares sold..........................................            3,242,927
  Dividends and interest....................................            1,105,985
  Investment securities sold................................              386,655
Variation margin receivable on futures contracts............               31,188
Other assets................................................               12,139
                                                                   --------------
        Total assets........................................        1,258,149,758
                                                                   --------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................            2,617,479
  MainStay Management.......................................              529,021
  Investment securities purchased...........................              345,612
  NYLIFE Distributors.......................................              258,213
  Transfer agent............................................              153,441
  Custodian.................................................               33,000
  Trustees..................................................                8,984
Accrued expenses............................................              185,871
                                                                   --------------
        Total liabilities...................................            4,131,621
                                                                   --------------
Net assets..................................................       $1,254,018,137
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01
  per share) unlimited number of shares authorized..........       $      264,789
Additional paid-in capital..................................          821,489,510
Accumulated undistributed net investment income.............              134,637
Accumulated undistributed net realized gain on
  investments...............................................            1,695,251
Net unrealized appreciation on investments..................          430,433,950
                                                                   --------------
Net assets applicable to outstanding shares.................       $1,254,018,137
                                                                   ==============
Shares of beneficial interest outstanding...................           26,478,939
                                                                   ==============
Net asset value per share outstanding.......................       $        47.36
Maximum sales charge (3.00% of offering price)..............                 1.46
                                                                   --------------
Maximum offering price per share outstanding................       $        48.82
                                                                   ==============



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 12,981,287
  Interest..................................................     2,233,564
                                                              ------------
    Total income............................................    15,214,851
                                                              ------------
Expenses:
  Management................................................     5,255,558
  Distribution..............................................     2,627,779
  Transfer agent............................................     1,281,482
  Shareholder communication.................................       171,193
  Custodian.................................................       150,315
  Registration..............................................       139,322
  Recordkeeping.............................................       131,779
  Professional..............................................        79,235
  Trustees..................................................        30,648
  Miscellaneous.............................................        54,616
                                                              ------------
    Total expenses..........................................     9,921,927
                                                              ------------
Net investment income.......................................     5,292,924
                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
  Security transactions.....................................    14,182,786
  Futures transactions......................................     7,721,097
                                                              ------------
Net realized gain on investments............................    21,903,883
                                                              ------------
Net change in unrealized appreciation on investments:
  Security transactions.....................................   168,573,492
  Futures transactions......................................      (403,401)
                                                              ------------
Net unrealized gain on investments..........................   168,170,091
                                                              ------------
Net realized and unrealized gain on investments.............   190,073,974
                                                              ------------
Net increase in net assets resulting from operations........  $195,366,898
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $165,451.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended      Year ended
                                                               December 31,    December 31,
                                                                   1999            1998
                                                              --------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    5,292,924   $  4,145,683
  Net realized gain on investments..........................      21,903,883     10,457,429
  Net change in unrealized appreciation on investments......     168,170,091    135,090,904
                                                              --------------   ------------
  Net increase in net assets resulting from operations......     195,366,898    149,694,016
                                                              --------------   ------------
Dividends and distributions to shareholders:
  From net investment income................................      (5,158,287)    (4,229,242)
  From net realized gain on investments.....................     (26,146,715)    (8,583,224)
                                                              --------------   ------------
    Total dividends and distributions to shareholders.......     (31,305,002)   (12,812,466)
                                                              --------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................     739,024,365    469,003,594
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............      31,295,583     12,268,427
                                                              --------------   ------------
                                                                 770,319,948    481,272,021
  Cost of shares redeemed...................................    (477,483,720)  (256,722,364)
                                                              --------------   ------------
    Increase in net assets derived from capital share
     transactions...........................................     292,836,228    224,549,657
                                                              --------------   ------------
    Net increase in net assets..............................     456,898,124    361,431,207
NET ASSETS:
Beginning of year...........................................     797,120,013    435,688,806
                                                              --------------   ------------
End of year.................................................  $1,254,018,137   $797,120,013
                                                              ==============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $      134,637   $         --
                                                              ==============   ============



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                          Year ended December 31,
                                                           ------------------------------------------------------
                                                              1999        1998       1997       1996       1995
                                                           ----------   --------   --------   --------   --------
Net asset value at beginning of year.....................  $    39.47   $  30.91   $  23.37   $  19.15   $  14.09
                                                           ----------   --------   --------   --------   --------
Net investment income....................................        0.20       0.21       0.30       0.30       0.24
Net realized and unrealized gain on investments..........        7.69       8.35       7.24       3.92       4.82
                                                           ----------   --------   --------   --------   --------
Total from investment operations.........................        7.89       8.56       7.54       4.22       5.06
                                                           ----------   --------   --------   --------   --------
Less dividends and distributions:
From net investment income...............................       (0.20)     (0.21)     (0.30)     (0.54)     (0.27)
From net realized gain on investments....................       (0.99)     (0.43)     (0.41)     (0.82)     (0.27)
                                                           ----------   --------   --------   --------   --------
Total dividends and distributions........................       (1.19)     (0.64)     (0.71)     (1.36)     (0.54)
                                                           ----------   --------   --------   --------   --------
Reverse share split......................................        1.19       0.64       0.71       1.36       0.54
                                                           ----------   --------   --------   --------   --------
Net asset value at end of year...........................  $    47.36   $  39.47   $  30.91   $  23.37   $  19.15
                                                           ==========   ========   ========   ========   ========
Total investment return (a)..............................       19.99%     27.69%     32.26%     22.04%     35.91%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income................................        0.50%      0.68%      1.25%       1.8%       1.7%
    Net expenses.........................................        0.94%      0.96%      0.80%       0.8%       1.1%
    Expenses (before reimbursement)......................        0.94%      0.99%      0.99%       1.0%       1.1%
Portfolio turnover rate..................................           3%         4%         3%         3%         4%
Net assets at end of year (in 000's).....................  $1,254,018   $797,120   $435,689   $225,750   $109,308

-------
(a) Total return is calculated exclusive of sales charge.



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund").

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is determined by taking the assets attributable to the shares, subtracting the liabilities attributable to the shares, and dividing the result by the outstanding shares.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's

Notes to Financial Statements

subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends annually. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

The Fund went ex-dividend on December 21, 1999, and also underwent a reverse share split on that day. The reverse share split rate was 0.9743 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

MainStay Equity Index Fund

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life, serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Monitor Capital Advisors LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. For the year ended December 31, 1999, the Manager earned $5,255,558.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and Monitor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.10% of the Fund's average daily net assets.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGE. The Fund was advised that the amount of sales charge retained by the Distributor was $643,812 for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999 amounted to $1,281,482.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $25,739 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $131,779 for the year ended December 31, 1999.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than short-term securities, were $304,516 and $30,441, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

MainStay Equity Index Fund

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                           YEAR ENDED               YEAR ENDED
                                                        DECEMBER 31, 1999        DECEMBER 31, 1998
                                                        -----------------        -----------------
Shares sold...........................................             17,456             13,478
Shares issued in reinvestment of dividends and
  distributions.......................................                695                323
                                                             ------------             ------
                                                                   18,151             13,801
Shares redeemed.......................................            (11,173)            (7,362)
Reduction of shares due to reverse shares split.......               (695)              (338)
                                                             ------------             ------
Net increase..........................................              6,283              6,101
                                                             ============             ======

NOTE 7--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a Delaware limited liability company and a wholly owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the day exactly 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit, equal to the net asset value of a Fund share when purchased, plus the value of all dividends and distributions paid during that 10-year period ("Guarantee Share"), is less than the public offering price initially paid for the share including any sales charge paid ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Equity Index Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

Officers & Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel

* As of December 31, 1999.

[MAINSTAY INVESTMENTS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Equity Index Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN07-02/00

[RECYCLE LOGO]

                                                       [THE MAINSTAY FUNDS LOGO]

    MainStay
    Equity Index Fund

    ANNUAL REPORT
    DECEMBER 31, 1999

    [MAINSTAY INVESTMENTS LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in the MainStay Government
                                                                Fund versus Lehman Brothers Government Bond
                                                                Index and Inflation--Class A, Class B, and
                                                                Class C Shares                                 3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year Performance                         5
                                                              Returns and Lipper Rankings                      8
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               27
                                                              The MainStay Funds                              28

President's Letter
The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.(*)

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2000

---------------
(*) Source: "Trends in Mutual Fund Investing, December 1999," Investment Company
    Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

$10,000 Invested in the MainStay
Government Fund versus Lehman Brothers
Government Bond Index and Inflation

CLASS A SHARES SEC Returns: 1 Year -7.18%, 5 Years 5.42%, 10 Years 5.36%

[LINE GRAPH]

                                                   MAINSTAY GOVERNMENT           LEHMAN BROTHERS
                                                          FUND               GOVERNMENT BOND INDEX(*)         INFLATION (CPI)(+)
                                                   -------------------       ----------------------         ----------------
12/89                                                      9550                       10000                       10000
12/90                                                     10211                       10872                       10625
12/91                                                     11579                       12538                       10942
12/92                                                     12021                       13444                       11265
12/93                                                     12728                       14877                       11574
12/94                                                     12366                       14374                       11875
12/95                                                     14391                       17011                       12184
12/96                                                     14674                       17482                       12587
12/97                                                     16013                       19158                       12801
12/98                                                     17345                       21045                       13007
12/99                                                     16857                       20576                       13356

CLASS B AND CLASS C SHARES Class B SEC Returns: 1 Year -8.42%, 5 Years 5.35%, 10
                                                                           Years
                                                                           5.49%
                             Class C SEC Returns: 1 Year -4.56%, 5 Years 5.68%,
                                                                              10
                                                                           Years
                                                                           5.49%
[LINE GRAPH]

                                                   MAINSTAY GOVERNMENT           LEHMAN BROTHERS
                                                          FUND               GOVERNMENT BOND INDEX(*)         INFLATION (CPI)(+)
                                                   -------------------       ----------------------         ----------------
12/89                                                     10000                       10000                       10000
12/90                                                     10692                       10872                       10625
12/91                                                     12125                       12538                       10942
12/92                                                     12588                       13444                       11265
12/93                                                     13328                       14877                       11574
12/94                                                     12948                       14374                       11875
12/95                                                     14980                       17011                       12184
12/96                                                     15168                       17482                       12587
12/97                                                     16463                       19158                       12801
12/98                                                     17701                       21045                       13007
12/99                                                     17064                       20576                       13356

-------
    Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 12/31/89 reflecting the effect of the 4.5% up-front sales charge, thereby reducing the amount of the investment to $9,550 and includes the historical performance of the Class B shares for periods from 12/31/89 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their loads and expense structures. The Class B graph assumes an initial investment of $10,000 made on 12/31/89. Performance does not reflect the Contingent Deferred Sales Charge
    (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 12/31/89 and includes the historical performance of the Class B shares for periods from 12/31/89 through 8/31/98. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

(*) The Lehman Brothers Government Bond Index includes issues of the U.S.
    government and agencies thereof, as well as fixed-rate debt issues that are rated investment grade by Moody's, Standard & Poor's, or Fitch, in that order, with at least one year to maturity. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The U.S. economy showed considerable strength in 1999, with gross domestic product continuing to expand and inflation remaining modest. With consumer spending on the rise and a tight labor market, many investors paid close attention to inflation indicators throughout the year--including oil prices, wages, commodity values, producer prices, and the cost of consumer goods and services.

The Federal Reserve moved to slow economic growth and reduce inflationary pressures by raising the targeted federal funds rate in successive 25 basis-point moves in June, August, and November. Since bond prices decline when interest rates rise, Federal Reserve activity had a negative impact on domestic bond markets.

As these rate increases filter through the economy, they should restrain inflationary pressures and keep growth at moderate levels in the first half of 2000. Although the consumer remains confident, higher borrowing costs and fewer opportunities to increase disposable income are likely to temper spending patterns. For example, the current 7 3/4%, no points, 30-year mortgage rate offers far less incentive to refinance than the 6 3/4% rate at the beginning of the year. We believe business spending, however, might be on the rise in the first quarter of 2000 as cash freed in budgets from Y2K compliance issues could be redirected to capital spending.

PERFORMANCE REVIEW

For the year ended December 31, 1999, the MainStay Government Fund returned -2.81% for Class A shares and -3.60% for Class B and Class C shares, excluding all sales charges. Class A shares outperformed and Class B and Class C shares underperformed the -3.02% return of the average Lipper(1) general U.S. government fund and the -2.23% return of the Lehman Brothers Government Bond Index.(2)

Federal Reserve action had a major influence on both the bond markets and the Fund's performance during 1999. Interest rates rose approximately 170 basis points for 2-year Treasuries and 135 basis points for 30-year Treasuries, flattening the yield curve by 35 basis points. The Fund was positioned defensively throughout the year. Early in the second quarter of 1999, we positioned the Fund very defensively by shortening duration and emphasizing the long end of the yield curve. This strategy helped to protect the portfolio as interest rates rose and the yield curve flattened.

Throughout 1999, liquidity and supply dynamics played an important role in the Fund's investment strategy. With a continuing budget surplus allowing the government to pay down Treasury debt, 30-year Treasuries became increasingly

-------
(1) See footnote and table on page 8 for more information on Lipper Inc.
(2) See footnote on page 3 for more information on the Lehman Brothers Government Bond Index.

YEAR-BY-YEAR PERFORMANCE
CLASS A SHARES
[BAR GRAPH]

Year End                                                                   Total Percent %
--------------                                                           ------------------
12/86                                                                             5.92
12/87                                                                             3.53
12/88                                                                             6.40
12/89                                                                            12.17
12/90                                                                             6.92
12/91                                                                            13.40
12/92                                                                             3.81
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            16.38
12/96                                                                             1.97
12/97                                                                             9.12
12/98                                                                             8.32
12/99                                                                            -2.81

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for periods 12/86 through 12/94. See footnote * on page 8 for more information on performance.

CLASS B AND CLASS C SHARES
[BAR GRAPH]

Year End                                                                    Total Percent %
--------------                                                           ------------------
12/86                                                                             5.92
12/87                                                                             3.53
12/88                                                                             6.40
12/89                                                                            12.17
12/90                                                                             6.92
12/91                                                                            13.40
12/92                                                                             3.81
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            15.69
12/96                                                                             1.25
12/97                                                                             8.54
12/98                                                                             7.52
12/99                                                                             -3.6

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 12/86 through 8/98. See footnote * on page 8 for more information on performance.

scarce--and hence, increasingly valuable--relative to 5-year and 10-year Treasuries. The Fund's 30-year Treasury position was further enhanced later in the year by increasing demand among investors we believe were seeking a measure of Y2K protection and liquidity.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

During the first quarter of 1999, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities all performed well as yield spreads relative to Treasuries tightened. As interest rates rose during the second quarter, however, mortgage-backed securities tended to extend maturities, creating unfavorable risk profiles. To help manage this concern and help reduce credit risk, we favored AAA-rated(3) commercial mortgage-backed securities and U.S. Treasury securities for the Fund. In the second quarter of 1999, securities backed by commercial mortgages provided attractive returns relative to agency mortgage-backed securities.

Unfortunately, remaining underweighted in agency mortgage-backed securities detracted from the Fund's relative performance in the second half of the year, as a change in Federal Reserve repurchase guidelines caused spreads to tighten dramatically throughout the mortgage-backed securities market. Overall, we reduced the Fund's commitment to mortgage-backed securities from 48% of net assets at the end of 1998 to just 39% of net assets at the end of 1999.

LOOKING AHEAD

Although inflation has remained modest, the Federal Reserve continues to view a tight labor market as an imminent inflationary risk. As a result, we anticipate additional Federal Reserve tightening in early 2000, which may result in a slightly flatter yield curve. As 2000 unfolds, we believe AAA-rated commercial mortgage-backed securities and asset-backed securities will outperform agency mortgage-backed issues, and we have positioned the Fund accordingly.

Whatever the economy, the markets, or inflation may bring, the Fund will continue to seek a high level of current income, consistent with safety of principal.

Edward Munshower
Christopher Harms
Portfolio Managers
MacKay Shields LLC

-------

(3) Currently debt rated AAA has the highest rating assigned by Standard & Poor's and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, these ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.
Past performance is no guarantee of future results.

   NONTAXABLE DISTRIBUTION

   As far as possible, the MainStay Government Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During 1999, it was hoped that rising interest rates would allow the Fund to earn sufficient net income to cover its regular dividend payments. Unfortunately, however, for the year ended December 31, 1999, dividends paid by the MainStay Government Fund exceeded net income earned. As a result, a portion of the dividends paid in 1999 have been reclassified as a return of capital as shown in the table below. The return of capital to shareholders had no material impact on the Fund's performance or net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

     SHARE CLASS    RETURN OF CAPITAL AMOUNT    PERCENT OF TOTAL INCOME DIVIDENDS PAID IN 1999
    --------------  -------------------------   ----------------------------------------------
    Class A shares    $0.0565 per share                             11.79%
    Class B shares    $0.0480 per share                             11.79%
    Class C shares    $0.0480 per share                             11.79%

   Whenever a Fund returns capital to you, the cost basis of your Fund holdings is reduced by the amount of the nontaxable distribution. Accurate cost-basis accounting is important in determining any capital gains or losses when shares are eventually sold. You should consult with your tax advisor for additional information on determining the cost basis of your mutual fund shares. This material is provided for informational purposes only. Shareholders should refer to their 1999 Form 1099-DIV for the total amount of their distributions that are taxable and nontaxable.

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS(*)

                                                 LIFE OF FUND
                 1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/99
Class A          -2.81%    6.39%     5.85%          6.31%
Class B          -3.60%    5.68%     5.49%          6.05%
Class C          -3.60%    5.68%     5.49%          6.05%

   FUND SEC RETURNS(*)

                                                 LIFE OF FUND
                 1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/99
Class A          -7.18%    5.42%     5.36%          5.96%
Class B          -8.42%    5.35%     5.49%          6.05%
Class C          -4.56%    5.68%     5.49%          6.05%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                                         LIFE OF FUND
                   1 YEAR      5 YEARS     10 YEARS    THROUGH 12/31/99
Class A          82 out of    61 out of       n/a           61 out of
                 178 funds    117 funds                    117 funds
Class B          123 out of   99 out of    47 out of        27 out of
                 178 funds    117 funds    49 funds         31 funds
Class C          123 out of      n/a          n/a          126 out of
                 178 funds                                 177 funds
Average Lipper
general U.S.
government fund    -3.02%       6.50%        6.63%         6.73%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

             NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A     $7.75       $0.4764      $0.0000
    Class B     $7.73       $0.4115      $0.0000
    Class C     $7.73       $0.4115      $0.0000

-------
(*) Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

    Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance figures for the two classes after this date vary based on differences in their loads and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance figures for the two classes after this date vary based on differences in their loads.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/99. Lipper returns and rankings are unaudited.

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
LONG-TERM INVESTMENTS (92.5%)+
ASSET-BACKED SECURITIES (13.9%)

AIRPLANE LEASES (6.3%)
AerCo Ltd.
 Series IX Class A1
 6.6525%, due 7/15/23 (a)(d)...  $  4,185,000      $  4,180,062
Aircraft Finance Trust
 Series 1999-1A Class C
 8.00%, due 5/15/24 (a)........     4,210,000         3,751,868
Aircraft Lease Portfolio
 Securitization Ltd.
 Series 1996-1 Class CX
 6.7875%, due 6/15/06 (d)......     5,588,614         5,476,842
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/11............    12,200,687        10,933,524
Morgan Stanley Aircraft Finance
 Series 1 Class A1
 6.6725%, due 3/15/23 (d)......     8,190,000         8,187,543
                                                   ------------
                                                     32,529,839
                                                   ------------
AUTO LEASES (1.1%)
Premier Auto Trust
 Series 1999-1 Class A3
 5.69%, due 11/8/02............     5,470,000         5,399,382
                                                   ------------

CONSUMER LOANS (0.2%)
Green Tree Recreational
 Equipment & Consumer Trust
 Series 1996-C Class A1
 6.7025%, due 10/15/17 (d).....       827,299           826,389
                                                   ------------

ELECTRIC UTILITIES (0.9%)
Boston Edison Co.
 Series 1999-1 Class A2
 6.45%, due 9/15/03............     4,715,000         4,646,868
                                                   ------------

EQUIPMENT LOANS (2.6%)
Case Equipment Loan Trust
 Series 1999-A Class A4
 5.77%, due 8/15/05............     5,280,000         5,121,970
Ikon Receivables, LLC
 Series 1999-1 Class A3
 5.99%, due 5/15/05............     6,440,000         6,356,666
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02 (d).......     2,245,000         2,217,005
                                                   ------------
                                                     13,695,641
                                                   ------------
FINANCE (0.9%)
Green Tree Financial Corp.
 Series 1999-4 Class A4
 6.64%, due 5/1/31.............     4,750,000         4,682,170
                                                   ------------


                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
HOME EQUITY LOANS (1.5%)
Conseco Finance Securitizations
 Corp.
 Series 1999-F Class A2
 6.72%, due 10/15/14 (d).......  $  3,035,000      $  3,010,477
Saxon Asset Securities Trust
 Series 1997-3 Class AF1
 6.6413%, due 10/25/20 (d).....       165,718           165,679
Southern Pacific Secured
 Assets Corp.
 Series 1997-1 Class A1
 6.6713%, due 4/25/27 (d)......     4,818,267         4,800,198
                                                   ------------
                                                      7,976,354
                                                   ------------
STUDENT LOANS (0.4%)
Nellie Mae, Inc.
 Series 1996-1 Class A1
 6.6325%, due 12/15/04 (d).....     2,238,581         2,233,656
                                                   ------------
Total Asset-Backed Securities
 (Cost $74,793,641)............                      71,990,299
                                                   ------------

MORTGAGE-BACKED SECURITIES (11.1%)

COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS)
  (11.1%)
Asset Securitization Corp.
 Series 1997-MD7 Class A1B
 7.41%, due 1/13/30............     5,477,000         5,307,268
Commercial Mortgage Asset Trust
 Series 1999-C2 Class A2
 7.546%, due 11/17/32..........     3,080,000         3,052,496
CS First Boston Mortgage
 Securities Corp.
 Series 1999-C1 Class A2
 7.29%, due 9/15/41............     3,800,000         3,733,500
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35............     7,550,000         7,041,659
 Series 1996-C1 Class A2A
 6.79%, due 10/15/28...........     2,473,205         2,453,148
GS Mortgage Securities Corp. II
 Series 1997-GL Class A2B
 6.86%, due 7/13/30............     2,835,000         2,794,941
Lehman Large Loan
 Series 1997-LLI Class A1
 6.79%, due 10/12/34...........     8,091,501         8,010,829

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

-------
(+)  Percentages indicated are based on Fund net assets.
     Mainstay Government Fund

Portfolio of Investments December 31, 1999

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1998-C2 Class A1
 6.22%, due 2/15/30............  $  5,715,025      $  5,523,286
 Series 1995-C2 Class A1
 7.0793%, due 6/15/21 (d)......     3,600,621         3,584,850
 Series 1999-C2 Class A1
 7.56%, due 11/15/31...........     3,070,000         3,060,053
Nationslink Funding Corp.
 Series 1999-2 Class A2C
 7.229%, due 6/20/31...........     3,070,000         3,008,385
PNC Mortgage Acceptance Corp.
 Series 1999-CM1 Class A1B
 7.33%, due 12/10/32...........     5,105,000         5,027,710
SASCO Floating Rate
 Commercial Mortgage
 Series 1999-C3 Class A
 6.8613%, due 10/21/13
 (a)(d)........................     4,981,088         4,981,087
                                                   ------------
Total Mortgage-Backed
 Securities
 (Cost $58,595,682)............                      57,579,212
                                                   ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (67.5%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.7%)
 5.375%, due 3/15/02...........     9,280,000         9,053,383
 5.625%, due 3/15/01...........    10,000,000         9,907,500
                                                   ------------
                                                     18,960,883
                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (20.5%)
 6.50%, due 5/1/13-9/1/28
   (c).........................    32,149,692        30,801,218
 6.50%, due 4/1/29.............     5,577,966         5,257,233
 7.00%, due 11/1/12-11/1/29....    26,160,472        25,389,852
 7.50%, due 10/1/29............    21,928,462        21,688,564
 7.50%, due 1/19/30 TBA (b)....    23,640,000        23,381,378
                                                   ------------
                                                    106,518,245
                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (3.8%)
 7.00%, due 9/15/28 (e)........    20,179,608        19,492,290
                                                   ------------

UNITED STATES TREASURY BONDS (23.2%)
 6.125%, due 8/15/29 (e).......   101,965,000        97,201,195
 8.75%, due 8/15/20 (e)........    11,190,000        13,557,356
 8.875%, due 8/15/17 (e).......     8,072,000         9,755,738
                                                   ------------
                                                    120,514,289
                                                   ------------

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
UNITED STATES TREASURY NOTES (16.3%)
 5.875%, due 11/30/01 (e)......  $ 77,085,000      $ 76,590,885
 6.00%, due 8/15/09 (e)........     6,465,000         6,262,969
 7.00%, due 7/15/06............     1,520,000         1,556,480
                                                   ------------
                                                     84,410,334
                                                   ------------
Total U.S. Government &
 Federal Agencies
 (Cost $360,762,199)...........                     349,896,041
                                                   ------------
Total Long-Term Investments
 (Cost $494,151,522)...........                     479,465,552
                                                   ------------

SHORT-TERM INVESTMENTS (11.5%)

FEDERAL AGENCIES (11.5%)
Federal Home Loan Bank
 (Discount Note)
 1.30%, due 1/3/00.............     3,400,000         3,399,755
 4.75%, due 1/12/00............     5,000,000         4,992,741
Federal Mortgage Corp.
 (Discount Note)
 5.71%, due 1/13/00-1/27/00....    46,000,000        45,845,413
Federal National Mortgage
 Association
 (Discount Note)
 5.64%, due 1/14/00............     5,460,000         5,448,848
                                                   ------------
Total Short-Term Investments
 (Cost $59,686,757)............                      59,686,757
                                                   ------------
Total Investments
 (Cost $553,838,279) (f).......         104.0%      539,152,309(g)
Liabilities in Excess of
 Cash and Other Assets.........          (4.0)      (21,009,261)
                                        -----       -----------
Net Assets.....................         100.0%     $518,143,048
                                        =====       ===========

-------
(a) May be sold to institutional investors only.
(b) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity will be determined upon settlement.
(c) Segregated as collateral for TBA.
(d) Floating rate. Rate shown is the rate in effect at December 31, 1999.
(e) Represents securities out on loan or a portion of which is out on loan. (See note 2)
(f) The cost for Federal income tax purposes is $553,977,311.
(g) At December 31, 1999 net unrealized depreciation was $14,825,002, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $30,334 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $14,855,336.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $553,838,279).............................................       $ 539,152,309
Collateral held for securities loaned, at value (Note 2)....         165,608,025
Cash........................................................              64,536
Receivables:
  Interest..................................................           5,074,205
  Fund shares sold..........................................             525,288
                                                                   -------------
        Total assets........................................         710,424,363
                                                                   -------------
LIABILITIES:
Securities lending collateral (Note 2)......................         165,608,025
Payables:
  Investment securities purchased...........................          25,013,334
  Fund shares redeemed......................................             734,711
  NYLIFE Distributors.......................................             426,404
  MainStay Management.......................................             274,906
  Transfer agent............................................              83,053
  Custodian.................................................              49,827
  Trustees..................................................               4,205
Accrued expenses............................................              86,850
                                                                   -------------
        Total liabilities...................................         192,281,315
                                                                   -------------
Net assets..................................................       $ 518,143,048
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      44,036
  Class B...................................................             625,098
  Class C...................................................                 688
Additional paid-in capital..................................         669,089,477
Accumulated net realized loss on investments................        (136,930,281)
Net unrealized depreciation on investments..................         (14,685,970)
                                                                   -------------
Net assets..................................................       $ 518,143,048
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  34,115,926
                                                                   =============
Shares of beneficial interest outstanding...................           4,403,641
                                                                   =============
Net asset value per share outstanding.......................       $        7.75
Maximum sales charge (4.50% of offering price)..............                0.36
                                                                   -------------
Maximum offering price per share outstanding................       $        8.11
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 483,495,176
                                                                   =============
Shares of beneficial interest outstanding...................          62,509,851
                                                                   =============
Net asset value and offering price per share outstanding....       $        7.73
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $     531,946
                                                                   =============
Shares of beneficial interest outstanding...................              68,772
                                                                   =============
Net asset value and offering price per share outstanding....       $        7.73
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 35,982,449
                                                              ------------
Expenses:
  Distribution--Class B.....................................     4,074,658
  Distribution--Class C.....................................         2,195
  Management................................................     3,430,152
  Service--Class A..........................................        70,277
  Service--Class B..........................................     1,358,219
  Service--Class C..........................................           732
  Transfer agent............................................     1,157,767
  Shareholder communication.................................       101,875
  Custodian.................................................        86,717
  Recordkeeping.............................................        83,835
  Professional..............................................        65,358
  Registration..............................................        55,689
  Trustees..................................................        16,261
  Miscellaneous.............................................        17,434
                                                              ------------
    Total expenses..........................................    10,521,169
                                                              ------------
Net investment income.......................................    25,461,280
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................   (29,290,292)
Net change in unrealized appreciation on investments........   (16,969,853)
                                                              ------------
Net realized and unrealized loss on investments.............   (46,260,145)
                                                              ------------
Net decrease in net assets resulting from operations........  $(20,798,865)
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  1999            1998
                                                              -------------   -------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 25,461,280    $  27,879,194
  Net realized gain (loss) on investments...................   (29,290,292)      30,978,483
  Net change in unrealized appreciation on investments......   (16,969,853)     (13,940,211)
                                                              -------------   -------------
  Net increase (decrease) in net assets resulting from
    operations..............................................   (20,798,865)      44,917,466
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................    (1,500,555)        (961,126)
    Class B.................................................   (24,305,589)     (26,599,772)
    Class C.................................................       (14,601)            (904)
  Return of capital:
    Class A.................................................      (200,587)        (121,741)
    Class B.................................................    (3,249,055)      (3,369,262)
    Class C.................................................        (1,952)            (115)
                                                              -------------   -------------
      Total dividends and distributions to shareholders.....   (29,272,339)     (31,052,920)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    44,753,027       20,636,346
    Class B.................................................    68,966,524      107,139,254
    Class C.................................................       672,418           95,045
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................     1,429,048          973,289
    Class B.................................................    21,630,528       22,960,831
    Class C.................................................        10,429              462
                                                              -------------   -------------
                                                               137,461,974      151,805,227
Cost of shares redeemed:
    Class A.................................................   (31,746,715)     (16,901,003)
    Class B.................................................  (150,154,715)    (189,497,366)
    Class C.................................................      (222,503)              --
                                                              -------------   -------------
      Decrease in net assets derived from capital share
       transactions.........................................   (44,661,959)     (54,593,142)
                                                              -------------   -------------
      Net decrease in net assets............................   (94,733,163)     (40,728,596)
NET ASSETS:
Beginning of year...........................................   612,876,211      653,604,807
                                                              -------------   -------------
End of year.................................................  $518,143,048    $ 612,876,211
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                              -----------------------------------------------------------
                                                                                Year ended December 31,
                                                              -----------------------------------------------------------
                                                               1999         1998         1997         1996         1995
                                                              -------      -------      -------      -------      -------
Net asset value at beginning of period..................      $  8.46      $  8.27      $  8.06      $  8.41      $  7.76
                                                              -------      -------      -------      -------      -------
Net investment income...................................         0.42         0.43         0.50         0.50         0.58
Net realized and unrealized gain (loss) on
  investments...........................................        (0.65)        0.24         0.21        (0.35)        0.65
                                                              -------      -------      -------      -------      -------
Total from investment operations........................        (0.23)        0.67         0.71         0.15         1.23
                                                              -------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income............................        (0.42)       (0.43)       (0.50)       (0.50)       (0.58)
  In excess of net investment income....................           --           --           --           --        (0.00)(b)
  Return of capital.....................................        (0.06)       (0.05)          --           --           --
                                                              -------      -------      -------      -------      -------
Total dividends and distributions.......................        (0.48)       (0.48)       (0.50)       (0.50)       (0.58)
                                                              -------      -------      -------      -------      -------
Net asset value at end of period........................      $  7.75      $  8.46      $  8.27      $  8.06      $  8.41
                                                              =======      =======      =======      =======      =======
Total investment return (a).............................        (2.81)%       8.32%        9.12%        1.97%       16.38%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...............................         5.17%        5.20%        6.23%         6.3%         7.3%
    Expenses............................................         1.13%        1.12%        1.09%         1.0%         1.0%
Portfolio turnover rate.................................          255%         371%         338%         307%         540%
Net assets at end of period (in 000's)..................      $34,116      $22,189      $17,114      $16,413      $12,784

-------
 (*)  Class C shares were first offered on September 1, 1998.
 (+)  Annualized.
      Total return is calculated exclusive of sales charges and is
 (a)  not annualized.
 (b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Class B                                               Class C
    ----------------------------------------------------------------      -------------------------------
                                                                                            September 1,(*)
                        Year ended December 31,                            Year ended          through
    ----------------------------------------------------------------      December 31,      December 31,
      1999          1998          1997          1996          1995            1999              1998
    --------      --------      --------      --------      --------      ------------      -------------
    $   8.44      $   8.25      $   8.04      $   8.41      $   7.76        $   8.44          $   8.43
    --------      --------      --------      --------      --------        --------          --------
        0.36          0.37          0.45          0.46          0.54            0.36              0.12
       (0.66)         0.24          0.21         (0.37)         0.65           (0.66)             0.03
    --------      --------      --------      --------      --------        --------          --------
       (0.30)         0.61          0.66          0.09          1.19           (0.30)             0.15
    --------      --------      --------      --------      --------        --------          --------
       (0.36)        (0.37)        (0.45)        (0.46)        (0.54)          (0.36)            (0.12)
          --            --            --            --         (0.00)(b)          --                --
       (0.05)        (0.05)           --            --            --           (0.05)            (0.02)
    --------      --------      --------      --------      --------        --------          --------
       (0.41)        (0.42)        (0.45)        (0.46)        (0.54)          (0.41)            (0.14)
    --------      --------      --------      --------      --------        --------          --------
    $   7.73      $   8.44      $   8.25      $   8.04      $   8.41        $   7.73          $   8.44
    ========      ========      ========      ========      ========        ========          ========
      (3.60%)         7.52%         8.54%         1.25%        15.69%         (3.60%)             1.75%
        4.42%         4.45%         5.67%          5.7%          6.7%           4.42%             4.45%(+)
        1.88%         1.87%         1.65%          1.6%          1.7%           1.88%             1.87%(+)
         255%          371%          338%          307%          540%            255%              371%
    $483,495      $590,592      $636,491      $782,970      $990,184        $    532          $     94

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Government Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures

Notes to Financial Statements

approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

At December 31, 1999, the Fund had portfolio securities on loan with a market value of $171,720,410 to broker-dealers and government securities dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

MainStay Government Fund

Net income earned by the Fund for securities lending transactions amounted to $470,499, net of broker fees and rebates, for the year ended December 31, 1999, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at December 31, 1999:

                                                                 SHARES         VALUE
                                                              ------------   ------------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................     1,027,450   $  1,027,450
                                                                             ------------
                                                               PRINCIPAL
                                                                 AMOUNT
                                                              ------------
SHORT-TERM COMMERCIAL PAPER
Austra Corp.
  5.83%, due 2/4/00.........................................  $  3,500,000      3,480,828
  5.84%, due 2/8/00.........................................     3,000,000      2,981,633
                                                                             ------------
                                                                                6,462,461
                                                                             ------------
Checkpoint Charlie Financial, Inc.
  6.17%, due 1/14/00........................................     2,000,000      1,995,580
Concord Minuteman Capital Co. LLC
  5.83%, due 2/4/00.........................................     5,201,000      5,172,510
Galaxy Funding Inc.
  5.60%, due 1/3/00.........................................     7,200,000      7,197,760
Lexington Parker Capital Co. LLC
  6.66%, due 2/15/00........................................    20,000,000     20,000,000
Variable Funding Capital Corp.
  6.01%, due 1/18/00........................................     8,250,000      8,227,014
                                                                             ------------
                                                                               49,055,325
                                                                             ------------
REPURCHASE AGREEMENTS
Bear Stearns & Co., Inc.
  4.60%, due 1/3/00
  (Collateralized by
  $2,905,902 Fannie Mae, Series 1999-60, Class CH
    6.00%, due 12/18/29 Market Value $2,922,060
  $665,072 Fannie Mae, Series G93-19, Class K
    6.50%, due 6/15/19 Market Value $668,571
  $4,390,593 Fannie Mae, Series 1999-49, Class YM
    6.50%, due 9/15/29 Market Value $4,414,304
  $2,790,518 Fannie Mae, Series 1999-60, Class PD
    7.00%, due 6/25/26 Market Value $2,806,561
  $3,677,146 Freddie Mac, Series 1574, Class OA
    5.91%, due 9/15/23 Market Value $3,686,396
  $3,046,344 Freddie Mac, Series 1179, Class H
    7.50%, due 11/15/21 Market Value $3,064,791
  $1,527,115 Freddie Mac, Series 1869, Class C
    8.00%, due 8/15/26 Market Value $1,536,846).............    18,279,000     18,279,000

                                                               PRINCIPAL
                                                                 AMOUNT         VALUE
                                                              ------------   ------------
Deutsche Bank Securities
  4.60%, due 1/3/00
  (Collateralized by
  $8,631,936 Xerox Capital Trust I
    8.00%, due 2/1/27 Market Value $8,947,313)..............     8,521,250      8,521,250
Donaldson, Lufkin, & Jenrette Securities Corp.
  4.57%, due 1/3/00
  (Collateralized by
  $106,125 Citicorp Mortgage Securities Inc.
    10.50%, due 6/25/19 Market Value $106,970
  $505,125 Donaldson, Lufkin, & Jenrette Inc.
    6.87%, due 9/25/22 Market Value $517,239
  $2,243,992 Donaldson, Lufkin, & Jenrette Inc.
    6.93%, due 12/28/25 Market Value $2,258,261
  $936,662 Donaldson, Lufkin, & Jenrette Inc.
    7.767%, due 12/25/23 Market Value $937,699
  $2,280,545 First Nationwide Trust
    6.67%, due 4/25/29 Market Value $2,293,097
  $163,695 First Nationwide Trust
    6.75%, due 7/25/29 Market Value $164,656
  $4,181,432 GNMA
    6.50%, due 3/15/29 Market Value $4,204,593
  $1,100,688 Impac Secured Asset Owner Trust
    6.85%, due 7/25/28 Market Value $1,107,495
  $3,872,536 PNC Mortgage Securities Corp.
    7.138%, due 6/25/29 Market Value $3,896,210
  $4,196,822 PNC Mortgage Securities Corp.
    7.936%, due 12/26/29 Market Value $4,227,520)...........    19,200,000     19,200,000
Morgan (J.P.) Securities Inc.
  4.45%, due 1/3/00
  (Collateralized by
  $16,949,250 Ahold Finance USA Inc.
    6.25%, due 5/1/09 Market Value $17,140,871
  $2,652,952 Capital One Bank
    7.45%, due 1/1/04 Market Value $2,652,952
  $704,752 First Chicago NBD
    6.14%, due 9/5/00 Market Value $707,428)................    19,525,000     19,525,000

MainStay Government Fund

                                                               PRINCIPAL
                                                                 AMOUNT         VALUE
                                                              ------------   ------------
Lehman Brothers Inc.
  4.57%, due 1/3/00
  (Collateralized by
  $21,450,266 SASCO Floating Rate Commercial Mortgage Trust
    7.0313%, due 3/25/02 Market Value $21,469,341
  $4,049,454 SASCO Floating Rate Commercial Mortgage Trust
    7.2575%, due 7/22/02 Market Value $4,049,454)...........  $ 25,000,000   $ 25,000,000
Prudential Securities Inc.
  4.38%, due 1/3/00
  (Collateralized by
  $2,000,000 Banco LatinoAmeric
    6.42%, due 5/15/00 Market Value $2,000,000
  $2,058,514 Central Fidelity Bank
    8.15%, due 11/15/02 Market Value $2,079,113
  $4,521,290 Fannie Mae, Series 1999-6, Class MA
    6.50%, due 2/25/28 Market Value $4,547,243
  $2,675,420 Fleet Boston Financial Corp.
    6.625%, due 2/1/04 Market Value $2,750,671
  $7,480,285 Freddie Mac, Series 2130, Class KB
    6.375%, due 3/15/29 Market Value $7,522,342
  $2,929,500 Potiatch Corp.
    9.125%, due 12/1/09 Market Value $2,949,695
  $3,911,822 Viacom Inc.
    7.50%, due 1/15/02 Market Value $4,045,949).............    25,000,000     25,000,000
                                                                             ------------
                                                                              115,525,250
                                                                             ------------
Total investment made with cash collateral..................                 $165,608,025
                                                                             ============

Non-cash collateral received and held by the Fund at December 31, 1999:

                                                               PRINCIPAL
                                                                 AMOUNT         VALUE
                                                              ------------   ------------
United States Treasury Bonds
  6.125%, due 11/15/27......................................  $    200,000   $    187,563
  6.25%, due 8/15/23........................................       100,000         96,625
  6.875%, due 8/15/25.......................................        60,000         62,625
  7.50%, due 11/15/24.......................................    12,300,000     13,541,531
  7.875%, due 11/15/04......................................       460,000        492,344
                                                                             ------------
Total non-cash collateral...................................                 $ 14,380,688
                                                                             ============
Total collateral............................................                 $179,988,713
                                                                             ============

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. A permanent book/tax difference of $359,465 is an increase to accumulated net realized loss on investments. In addition decreases of $3,811,059 and $3,451,594 have been made to accumulated distribution in excess of net investment income and additional paid-in-capital. These book/tax differences are due to a return of capital distribution and the tax treatment of gains (losses) on paydowns.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life.

MainStay Government Fund

Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.55% on assets in excess of $1 billion. For the year ended December 31, 1999 the Manager earned $3,430,152. It was not necessary for the Manager to waive part of its fee in 1999.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets on assets up to $1 billion. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $17,079 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $1,167, $470,807 and $9, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999 amounted to $1,157,767.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $24,266 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $83,835 for the year ended December 31, 1999.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1999, for Federal income tax purposes, capital loss carryforwards of $136,500,819 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through 2007. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

CAPITAL LOSS                                                       AMOUNT
AVAILABLE THROUGH                                                  (000'S)
-----------------                                                  --------

2002........................................................       $ 91,253
2004........................................................         13,291
2005........................................................          1,897
2007........................................................         30,060
                                                                   --------
                                                                   $136,501
                                                                   ========

The Fund intends to treat for Federal income tax purposes approximately $290,430 of qualifying capital losses that arose during the year as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of U.S. Government securities were $1,226,100 and $1,473,125, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $171,507 and $167,889, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other

MainStay Government Fund



factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      YEAR ENDED                     PERIOD ENDED
                                                  DECEMBER 31, 1999               DECEMBER 31, 1998
                                            ------------------------------   ----------------------------
                                            CLASS A   CLASS B      CLASS C   CLASS A   CLASS B   CLASS C*
                                            -------   -------      -------   -------   -------   --------
Shares sold...............................   5,540      8,457         85      2,439     12,725      11
Shares issued in reinvestment of dividends
  and distributions.......................     178      2,696          1        116      2,741      --
                                            ------    -------        ---     ------    -------      --
                                             5,718     11,153         86      2,555     15,466      11
Shares redeemed...........................  (3,938)   (18,629)       (28)    (2,001)   (22,634)     --
                                            ------    -------        ---     ------    -------      --
Net increase (decrease)...................   1,780     (7,476)        58        554     (7,168)     11
                                            ======    =======        ===     ======    =======      ==

-------

 *   First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Government Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

                       This page intentionally left blank

Officers & Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel
* As of December 31, 1999.

[MAINSTAY INVESTMENTS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Government Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN08-02/00

[RECYCLE LOGO]

    [THE MAINSTAY FUNDS LOGO]

    MainStay
    Government Fund

    ANNUAL REPORT
    DECEMBER 31, 1999

    [MAINSTAY INVESTMENTS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in the MainStay High Yield
                                                              Corporate Bond Fund versus First Boston High
                                                              Yield Index and Inflation--Class A, Class B,
                                                              and Class C Shares                               4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            24
                                                              Notes to Financial Statements                   30
                                                              Report of Independent Accountants               41
                                                              The MainStay Funds                              42

                       This page intentionally left blank

President's Letter
The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2000

---------------
* Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

4

$10,000 Invested in the MainStay High Yield
Corporate Bond Fund versus First Boston
High Yield Index and Inflation

CLASS A SHARES SEC Returns: 1 Year 5.36%, 5 Years 11.04%, 10 Years 11.95% [LINE GRAPH]

                                                   MAINSTAY HIGH YIELD       FIRST BOSTON HIGH YIELD
                                                   CORPORATE BOND FUND               INDEX*                 INFLATION (CPI)+
                                                   -------------------       -----------------------        ----------------
12/89                                                    9550.00                    10000.00                    10000.00
12/90                                                    8801.00                     9363.00                    10625.00
12/91                                                   11641.00                    13459.00                    10942.00
12/92                                                   14161.00                    15703.00                    11265.00
12/93                                                   17227.00                    18671.00                    11574.00
12/94                                                   17485.00                    18492.00                    11875.00
12/95                                                   21031.00                    21709.00                    12184.00
12/96                                                   24465.00                    24403.00                    12587.00
12/97                                                   27451.00                    27485.00                    12801.00
12/98                                                   28019.00                    27645.00                    13007.00
12/99                                                   30913.00                    28552.00                    13356.00

CLASS B AND CLASS C SHARES Class B SEC Returns: 1 Year 4.51%, 5 Years 11.10%, 10 Years 12.10%

Class C SEC Returns: 1 Year 8.51%, 5 Years 11.36%, 10 Years 12.10%
[LINE GRAPH]

                                                   MAINSTAY HIGH YIELD       FIRST BOSTON HIGH YIELD
                                                   CORPORATE BOND FUND               INDEX*                 INFLATION (CPI)+
                                                   -------------------       -----------------------        ----------------
12/89                                                   10000.00                    10000.00                    10000.00
12/90                                                    9215.00                     9363.00                    10625.00
12/91                                                   12189.00                    13459.00                    10942.00
12/92                                                   14828.00                    15703.00                    11265.00
12/93                                                   18038.00                    18671.00                    11574.00
12/94                                                   18308.00                    18492.00                    11875.00
12/95                                                   21918.00                    21709.00                    12184.00
12/96                                                   25331.00                    24403.00                    12587.00
12/97                                                   28257.00                    27485.00                    12801.00
12/98                                                   28627.00                    27645.00                    13007.00
12/99                                                   31350.00                    28552.00                    13356.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 12/31/89 reflecting the effect of the 4.5% up-front sales charge, thereby reducing the amount of the investment to $9,550, and includes the historical performance of the Class B shares for periods from 12/31/89 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their loads and expense structures. The Class B graph assumes an initial investment of $10,000 made on 12/31/89. Performance does not reflect the Contingent Deferred Sales Charge
  (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 12/31/89 and includes the historical performance of the Class B shares for periods from 12/31/89 through 8/31/98. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Fund will not precisely match those in the Index and so, performance of the Fund will differ. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis
The stock market continued to rise in 1999 with the S&P 500 Composite Stock Price Index(1) recording its fifth consecutive year with returns over 20%. In the bond market, however, things weren't quite as rosy. The Federal Reserve moved to raise the targeted federal funds rate in June, August, and November, causing higher-quality bonds to provide negative total returns for the year. Despite continuing volatility and below-average liquidity, the high-yield bond market fared considerably better, remaining strong through most of the year. Default rates increased substantially, nearly tripling to 5.5% for 1999, according to statistics from Moody's Investors Services.

Navigating in this environment required careful credit analysis, meticulous security selection, and ongoing monitoring, as many well-established companies faced difficulties during the year. Many managers shunned single-B issuers in favor of higher-quality BB issues,(2) while other managers were unable to dodge the abundant credit problems that plagued the market.

PERFORMANCE REVIEW

For the year ended December 31, 1999, the MainStay High Yield Corporate Bond Fund returned 10.33% for Class A shares and 9.51% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 4.53% return of the average Lipper(3) high current yield fund for the same period, to rank in the top 10% of all funds in the Lipper high current yield universe. All share classes also outperformed the 3.28% annual return of the First Boston High Yield Index.(4)

It is worth noting that Morningstar(5) rated the MainStay High Yield Corporate Bond Fund Class B shares five stars overall as of December 31, 1999. The Fund's Class B shares received three stars for the three-year period and fives stars for the five- and ten-year periods ended December 31, 1999, from among 1,617, 1,221, and 387 taxable bond funds, respectively.

The Fund outperformed its peers because we were able to overweight the single-B portion of the market without experiencing a higher default rate in 1999. We had conviction in our investment process and used the market's uncertainty to add to our favorite names at discounted prices. The Fund was rewarded when several of its holdings in telecom, cable, and media went public or were acquired by stronger credits. Additionally, our focus on managing the Fund through asset coverage and free cash flow, helped minimize mistakes.

STRONG AND WEAK PERFORMERS

UIH Australia zero-coupon bonds had the greatest positive impact on performance during 1999. The Fund owned the bonds of this pay-television service and

-------

(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(2) According to Standard & Poor's, currently debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligations. Ratings may be modified with a plus or minus sign to show relative standing within the major rating categories. When applied to Fund investments, these ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.
(3) See footnote and table on page 10 for more information on Lipper Inc.
(4) See footnote on page 4 for more information on the First Boston High Yield Index.

-------

(5) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) to five
    (high) stars are based on a fund's three-, five-, and ten-year average annual returns. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Funds (or share classes) are not rated until they have three years of performance history.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[BAR GRAPH]

                                                                 Total Return %

12/86                                                                             5.01
12/87                                                                             0.19
12/88                                                                            16.89
12/89                                                                            -5.04
12/90                                                                            -7.85
12/91                                                                            32.27
12/92                                                                            21.65
12/93                                                                            21.65
12/94                                                                             1.50
12/95                                                                            20.28
12/96                                                                            16.33
12/97                                                                            12.20
12/98                                                                             2.07
12/99                                                                            10.33

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for periods 12/86 through 12/94. See footnote * on page 10 for more information on performance.

CLASS B AND CLASS C SHARES

[BAR GRAPH]

                                                                 Total Return %

12/86                                                                             5.01
12/87                                                                             0.19
12/88                                                                            16.89
12/89                                                                            -5.04
12/90                                                                            -7.85
12/91                                                                            32.27
12/92                                                                            21.65
12/93                                                                            21.65
12/94                                                                             1.50
12/95                                                                            19.71
12/96                                                                            15.58
12/97                                                                            11.55
12/98                                                                             1.31
12/99                                                                             9.51

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 12/86 though 8/98. See footnote * on page 10 for more information of performance.

programming company in 1998 and we increased the position during the second half of 1998, believing the company's asset value was improving and competition was waning. Our view was confirmed when the company's parent went public in July 1999. The Fund continues to have a large position in these securities because we feel that the company will refinance the bonds when the issue begins to pay a cash coupon.

Spanish Broadcasting is a domestic Spanish-language radio broadcasting company. The Fund owned Spanish Broadcasting bonds and preferred stock when the company went public during the year and offered to purchase both securities at significant premiums to the Fund's investment cost.

American Telecasting is a wireless cable company that owned wireless spectrum in several major markets. We bought American Telecasting bonds for the Fund at deeply discounted prices in 1998, believing the spectrum had untapped value. Our assessment proved correct when Sprint acquired American Telecasting in 1999, generating a solid return on the Fund's investment.

Tokai Bank is a large, regional Japanese bank with a dominant share of the markets in which it operates. In 1998, we bought Tokai Bank bonds for the Fund in the secondary market at a substantial discount, believing the bank was well capitalized, would issue a secondary equity offering, and would benefit from Japanese fiscal reform. As these premises proved true, the bonds traded up substantially during the year.

Telehub Communications is a start-up company that suffered delays in implementing its software strategy and performed poorly for the Fund in 1999. The Fund continues to hold the bonds, believing the company's technology can be profitably sold to a more-established telecom firm.

IPC Magazines is a U.K.-based publisher of specialty magazines that failed to meet its projections for circulation, ad pages, and cash-flow growth. When the company announced poor earnings, the Fund's bond investment declined sharply. Since the company has strong equity sponsorship, good market share, significant asset coverage, and the possibility of an initial public offering in 2000, the Fund continues to hold the bonds.

SIGNIFICANT PURCHASES AND SALES

During 1999, we found more value in existing Fund positions than in new names. One such position was United Pan-Europe Communications (UPC), owned by United International Holdings (UIH) and UIH's most valuable asset. We traded the Fund's UIH position during the year for the UPC credit, which we believed offered a more attractive risk/reward profile.

We also added to the Fund's existing position in ICG Services, making it one of the Fund's larger telecommunications positions. Although the company's traditional business is struggling, ICG has moved into dial-up Internet access, with customers including Microsoft Network and Qwest Communications. With unlimited demand for the company's Internet offering and over 80% of forecast additions already in backlog, we believe ICG's securities are likely to outperform the market in 2000.

We increased the Fund's position in Millicom International Cellular, a cellular network owner/operator in Europe, Asia, Latin America, and Africa. We were impressed with its rapidly growing subscriber base and telecommunication assets

-------

(6) According to Standard & Poor's, debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund investments, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

in Europe that are more than sufficient to cover the Fund's bond investment. In light of global wireless consolidation, we believe these bonds will outperform in 2000 and will be retired when they begin to pay a cash coupon.

The Fund purchased a new issue from CD Radio, now called Sirius Satellite Radio, due to launch its commercial-free radio access later in 2000 or early 2001. We are attracted to the company because it has little competition and a strong business model that we anticipate will break even and cover interest expense even with very low penetration levels.

The Fund's position in Marcus Cable, an owner and operator of cable systems, was purchased in a tender by the company following its acquisition by Vulcan Ventures, the investment arm of Paul Allen. We sold the Fund's position in Tokai Bank when it reached our price target. We also sold the Fund's holdings in American Telecasting following the company's acquisition by Sprint.

AVOIDING DEFAULTS

Entering 1999, we believed that the high-yield market was oversold due to weak technicals brought on by Russia's default and ongoing difficulties at a major hedge fund. In hindsight, wide spreads on high-yield securities were a signal that default rates would rise dramatically during the year. While this was not surprising, the magnitude was much greater than we anticipated, with defaults nearly tripling to 5.5% in 1999, according to Moody's statistics.

Credit difficulties were not limited to weak single-B credits or securities rated CCC.(6) Several issuers rated BB- or higher also faced debt-service problems, with several well-established companies among the market's worst performers, including Fruit of the Loom, Harnischfeger, Pillowtex, Rite Aid, Service Corp. International, and Sun Healthcare. During the reporting period, the Fund owned a small position in Harnischfeger.

SECTOR WEIGHTINGS

The Fund continued to invest in industries with high barriers to entry or companies with large market share. Cable and media continued to dominate the Fund, and this sector had a positive impact on performance. Utilities and REITs were also overweighted during the year. While these sectors were impacted by rising rates, spreads tightened considerably on the Fund's holdings. The Fund was also overweighted in health care, one of the worst-performing sectors during the year.

Although telecommunications was the Fund's largest industry holding, the Fund was underweighted in this sector, which outperformed in 1999. The Fund, however, was not adversely affected, since it owned several top-performing names including CD Radio, Millicom, and HighwayMaster.
8

Past performance is
no guarantee of
future results.

Given our belief that we are in the later stages of an economic cycle, the Fund underweighted cyclicals during 1999. Underweighting paper manufacturers hurt performance, since the sector performed well as demand increased with the global economic recovery. The Fund has underweighted retailers and supermarkets, which have continued to flounder--and gaming and energy, based on their valuations.

As of year-end, the average credit quality of the securities in the Fund's investment portfolio was single-B. We believe single-B securities offer the greatest value and potential to funds that can manage defaults through stringent credit analysis.

LOOKING AHEAD

With high-yield spreads offering nearly an 80% premium to Treasuries at year-end, we believe the market is undervalued and that spreads may tighten. While we expect default rates to remain above their historical averages, we believe they may decline during the year with positive implications for the market. Positive credit events, including mergers and acquisitions, are likely to continue in the telecommunications sector. And despite poor performance in 1999, the health care, transportation, and textile sectors appear to be stabilizing.

As always, the corporate earnings environment and the health of the economy will play a significant role in high-yield returns. We continue to believe that we are in the later stages of the economic cycle and that corporate earnings growth is slowing. Whatever the market may bring, the Fund will continue to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Steven Tananbaum
Donald Morgan
Portfolio Managers
MacKay Shields LLC

   ADDITIONAL DIVIDEND PAYMENT

   The MainStay High Yield Corporate Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During 1999, the Fund earned more income than the amount targeted for payment to shareholders, resulting in an additional income dividend distribution to shareholders of record on December 20, 1999. The additional income had a positive impact on the overall performance of the Fund but did not materially affect the Fund's net asset value. Since the Fund's portfolio managers did not engage in additional trading to provide this additional dividend distribution, the Fund's portfolio turnover rate and transaction costs were not affected. Shareholders should refer to their 1999 Form 1099-DIV for the total amount of their distributions that are taxable and nontaxable.

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                     LIFE OF FUND
                     1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/99
Class A              10.33%   12.07%     12.46%         10.21%
Class B               9.51%   11.36%     12.10%          9.95%
Class C               9.51%   11.36%     12.10%          9.95%

   FUND SEC RETURNS*

                                                     LIFE OF FUND
                     1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/99
Class A              5.36%    11.04%     11.95%         9.84%
Class B              4.51%    11.10%     12.10%         9.95%
Class C              8.51%    11.36%     12.10%         9.95%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                                             LIFE OF FUND
                       1 YEAR      5 YEARS     10 YEARS    THROUGH 12/31/99
Class A              28 out of    4 out of        n/a            4 out of
                     339 funds    113 funds                    113 funds
Class B              33 out of    8 out of     4 out of          3 out of
                     339 funds    113 funds    54 funds         33 funds
Class C              33 out of       n/a          n/a           19 out of
                     339 funds                                 298 funds
Average Lipper high
current yield fund     4.53%        8.84%       10.03%         8.68%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

             NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A     $7.41       $0.8494      $0.0322
    Class B     $7.40       $0.7912      $0.0322
    Class C     $7.40       $0.7912      $0.0322

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance figures for the two classes vary after this date based on differences in their loads and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/99. Lipper returns and rankings are unaudited.

MainStay High Yield Corporate Bond Fund

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
LONG-TERM BONDS (82.3%)+
ASSET-BACKED SECURITIES (1.8%)

ELECTRIC POWER COMPANIES
 (1.0%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17 (c)........  $  19,080,000      $   17,971,452
 9.67%, due 1/2/29 (c)........     20,000,000          18,952,000
                                                   --------------
                                                       36,923,452
                                                   --------------

ENTERTAINMENT (0.2%)
United Artists Theatre Co.
 Pass-Through Certificates
 Series 95-A
 9.30%, due 7/1/15............      8,342,237           5,972,207
                                                   --------------
EQUIPMENT LOANS (0.2%)
S-C Aircraft
 Series 1997-C
 11.00%, due 7/1/04 (c)(d)....      8,546,680           8,443,436
                                                   --------------

UTILITY--ELECTRIC (0.4%)
Midland Funding Corp. I
 Series C-91
 10.33%, due 7/23/02..........     11,632,829          12,172,685
 Series C-94
 10.33%, due 7/23/02..........      2,413,039           2,525,023
                                                   --------------
                                                       14,697,708
                                                   --------------
Total Asset-Backed Securities
 (Cost $68,463,408)...........                         66,036,803
                                                   --------------

CONVERTIBLE BONDS (3.1%)

CELLULAR TELEPHONES (0.7%)
Metro Pacific Capital Ltd.
 2.50%, due 4/11/03 (e).......     22,314,000          23,875,980
 2.50%, due 4/11/03 (c)(e)....      3,100,000           3,317,000
                                                   --------------
                                                       27,192,980
                                                   --------------
ELECTRICAL EQUIPMENT (0.1%)
Checkpoint Systems, Inc.
 5.25%, due 11/1/05...........      5,000,000           3,506,250
                                                   --------------

FOOD, BEVERAGES & TOBACCO
 (0.1%)
Triarc Consumer Products
 Group, L.L.C.
 (zero coupon), due 2/9/18....     11,960,000           2,691,000
                                                   --------------
HEALTH CARE (0.1%)
Sunrise Assisted Living, Inc.
 5.50%, due 6/15/02...........      6,000,000           4,725,000
                                                   --------------
-----------------------------------------------------------------
+  Percentages indicated are based on Fund net assets.

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------

HEALTH CARE--DRUGS (0.1%)
Dura Pharmaceuticals, Inc.
 3.50%, due 7/15/02...........  $   2,205,000      $    1,786,050
                                                   --------------

HOTEL/MOTEL (0.1%)
Hilton Hotels Corp.
 5.00%, due 5/15/06...........      1,125,000             859,219
MeriStar Hospitality Corp.
 4.75%, due 10/15/04..........      3,663,000           2,843,404
                                                   --------------
                                                        3,702,623
                                                   --------------

MINING (0.1%)
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (e)........      2,270,000           1,464,150
TVX Gold, Inc.
 5.00%, due 3/28/02...........      3,750,000           2,793,750
                                                   --------------
                                                        4,257,900
                                                   --------------

OIL & GAS--EQUIPMENT & SERVICES (0.1%)
Friede Goldman Halter, Inc.
 4.50%, due 9/15/04...........      3,525,000           2,167,875
                                                   --------------

PAPER & FOREST PRODUCTS (0.2%)
Sappi BVI Finance Ltd.
 7.50%, due 8/1/02 (e)........      9,880,000           9,311,900
                                                   --------------

TECHNOLOGY (1.3%)
Cirrus Logic, Inc.
 6.00%, due 12/15/03..........     52,260,000          43,963,725
 6.00%, due 12/15/03 (c)......      5,000,000           4,206,250
                                                   --------------
                                                       48,169,975
                                                   --------------

TELECOMMUNICATION SERVICES (0.2%)
Technology Resources
 Industries Berhad
 (zero coupon), due 10/31/04
 (f)..........................      5,685,000           3,979,500
 2.75%, due 11/28/04 (e)(f)...      4,195,000           3,146,250
                                                   --------------
                                                        7,125,750
                                                   --------------
Total Convertible Bonds
 (Cost $111,284,938)..........                        114,637,303
                                                   --------------

CORPORATE BONDS (55.1%)

AEROSPACE/DEFENSE (0.8%)
Newport News Shipbuilding,
 Inc.
 8.625%, due 12/1/06..........     17,175,000          16,960,313
 9.25%, due 12/1/06...........      4,300,000           4,289,250
Pacific Aerospace &
 Electronics, Inc.
 11.25%, due 8/1/05...........     15,970,000           9,582,000
                                                   --------------
                                                       30,831,563
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12

Portfolio of Investments December 31, 1999


                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

AIRLINES (0.1%)
Valujet, Inc.
 10.25%, due 4/15/01..........  $   5,680,000      $    4,906,100
                                                   --------------

AUTO PARTS & EQUIPMENT (0.9%)
Gentek, Inc.
 11.00%, due 8/1/09 (c).......     25,610,000          26,634,400
Titan Tire Corp.
 7.00%, due 2/11/00 (d).......      6,542,838           6,510,124
                                                   --------------
                                                       33,144,524
                                                   --------------

BANKS (1.4%)
B.F. Saul Real Estate
 Investment
 Trust, Series B
 9.75%, due 4/1/08............     34,830,000          31,825,912
Local Financial Corp.
 11.00%, due 9/8/04...........     19,985,000          20,784,400
RB Asset, Inc.
 Series A
 8.00%, due 1/15/06
 8.50%, beginning 1/15/02
 (g)..........................        778,200             750,012
                                                   --------------
                                                       53,360,324
                                                   --------------

BROADCAST/MEDIA (3.5%)
CD Radio, Inc.
 (zero coupon), due 12/1/07
 15.00%, beginning 12/1/02....     98,295,000          55,536,675
 14.50%, due 5/15/09..........     47,510,000          43,055,937
Comcast Corp.
 9.50%, due 1/15/08...........      1,490,000           1,534,700
Maxwell Communications Corp.,
 PLC
 Facility A (f)(h)(i).........      9,973,584             448,811
Pratama Datakom Asia B.V.
 12.75%, due 7/15/05 (c)......     22,550,000           4,284,500
Radio Unica Corp.
 (zero coupon), due 8/1/06
 11.75%, beginning 8/1/02.....     12,470,000           8,136,675
Telemundo Holdings, Inc.
 Series B
 (zero coupon), due 8/15/08
 11.50%, beginning 8/15/03....     13,960,000           8,306,200
Young America Corp.
 Series B
 11.625%, due 2/15/06.........     12,965,000           9,983,050
                                                   --------------
                                                      131,286,548
                                                   --------------

BUILDING MATERIALS (0.3%)
RH Cement Finance, PLC
 32.24%, due 3/10/00 (c)......      6,000,000           6,720,000
Tapco International Corp.
 12.50%, due 8/1/09 (c).......      6,000,000           5,835,000
                                                   --------------
                                                       12,555,000
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------

BUILDINGS--MAINTENANCE & SERVICES (0.4%)
Building One Services Corp.
 10.50%, due 5/1/09...........  $  15,270,000      $   14,659,200
                                                   --------------

CABLE TV (5.3%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03....     43,290,000          27,272,700
Diamond Cable Communications,
 PLC
 13.25%, due 9/30/04..........     11,200,000          11,998,000
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01....    154,225,000         133,404,625
 Series D
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01....     14,430,000          12,481,950
United International Holdings,
 Inc.
 Series B
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03....     18,255,000          11,683,200
                                                   --------------
                                                      196,840,475
                                                   --------------

CASINOS (2.0%)
Capital Gaming International,
 Inc.
 12.00%, due 5/28/01..........        907,800             272,340
El Comandante Capital Corp.
 11.75%, due 12/15/03.........     17,186,051          15,123,725
International Game Technology
 7.875%, due 5/15/04..........      5,250,000           5,079,375
 8.375%, due 5/15/09..........      3,635,000           3,480,512
Louisiana Casino Cruises, Inc.
 Series B
 11.00%, due 12/1/05..........      8,985,000           9,254,550
Penn National Gaming, Inc.
 10.625%, due 12/15/04........     11,910,000          12,267,300
President Casinos, Inc.
 12.00%, due 9/15/01 (c)(d)...     10,097,000          10,097,000
 13.00%, due 9/15/01..........     21,698,000          17,358,400
Treasure Bay Gaming & Resorts
 10.00%, due 11/1/03..........      1,593,022           1,433,720
Trump Castle Funding, Inc.
 13.875%, due 11/15/05 (j)....            319                 260
                                                   --------------
                                                       74,367,182
                                                   --------------

CELLULAR TELEPHONES (0.4%)
Celcaribe S.A.
 13.50%, due 3/15/04..........      2,340,000           1,942,200
International Wireless
 Communications Holdings, Inc.
 (zero coupon), due 8/15/01
 (d)(h).......................     10,000,000           1,000,000
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03.....     30,445,000          12,178,000
                                                   --------------
                                                       15,120,200
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund



                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

CHEMICALS (1.1%)
Agriculture Minerals &
 Chemicals Inc.
 10.75%, due 9/30/03..........  $  22,790,000      $   15,953,000
Borden Chemicals & Plastics
 L.P.
 9.50%, due 5/1/05............     10,084,000           9,378,120
Lyondell Chemical Co.
 Series B
 9.875%, due 5/1/07...........      2,580,000           2,631,600
 10.875%, due 5/1/09..........     11,625,000          11,973,750
                                                   --------------
                                                       39,936,470
                                                   --------------

COMMUNICATIONS--EQUIPMENT MANUFACTURERS
 (0.4%)
CellNet Data Systems, Inc.
 (zero coupon), due 10/1/07
 14.00%, beginning 10/1/02....      8,390,000           1,006,800
EV International, Inc.
 Series A
 11.00%, due 3/15/07..........      7,160,000           4,510,800
Metromedia Fiber Network, Inc.
 10.00%, due 12/15/09.........      3,695,000           3,787,375
Pinnacle Holdings, Inc.
 (zero coupon), due 3/15/08
 10.00%, beginning 3/15/03....      6,970,000           4,565,350
                                                   --------------
                                                       13,870,325
                                                   --------------

COMPUTER SYSTEMS (0.2%)
Unisys Corp.
 11.75%, due 10/15/04.........      5,500,000           6,008,750
                                                   --------------

COMPUTERS & OFFICE EQUIPMENT (0.4%)
Sullivan Graphics, Inc.
 12.75%, due 8/1/05...........     14,260,000          15,008,650
                                                   --------------

CONSUMER PRODUCTS (0.7%)
Selmer Co., Inc.
 11.00%, due 5/15/05..........     22,680,000          23,814,000
 11.00%, due 5/15/05 (c)......      1,500,000           1,575,000
                                                   --------------
                                                       25,389,000
                                                   --------------

COSMETICS/PERSONAL CARE (0.8%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08...........     30,400,000          29,336,000
                                                   --------------

ELECTRIC POWER COMPANIES
 (1.2%)
CMS Energy Corp.
 8.00%, due 7/1/01............     27,780,000          27,454,835
 8.375%, due 7/1/03...........     17,000,000          16,617,517
                                                   --------------
                                                       44,072,352
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------


ELECTRONICS--SEMICONDUCTORS (0.3%)
Micron Technology, Inc.
 6.50%, due 9/30/05 (c).......  $  13,000,000      $   10,335,000
                                                   --------------

ENERGY (0.6%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09..........     11,390,000          11,333,050
Conproca, S.A.
 12.00%, due 6/16/10 (c)......     12,400,000          12,462,000
                                                   --------------
                                                       23,795,050
                                                   --------------

ENGINEERING & CONSTRUCTION (0.8%)
Cathay International Ltd.
 13.50%, due 4/15/08 (c)......     46,250,000          23,240,625
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c)(f)....     13,438,000           6,383,050
                                                   --------------
                                                       29,623,675
                                                   --------------

ENTERTAINMENT (2.1%)
Affinity Group Holding, Inc.
 11.00%, due 4/1/07...........      2,935,000           2,788,250
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05 (f)(h)...     42,087,000             420,870
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04.........     34,830,000          32,217,750
Loews Cineplex Entertainment
 Corp.
 8.875%, due 8/1/08...........      4,335,000           3,825,638
Marvel Enterprises, Inc.
 12.00%, due 6/15/09..........     29,780,000          27,397,600
Sports Club Company, Inc.
 (The)
 Series B
 11.375%, due 3/15/06.........      1,545,000           1,533,412
Town Sports International,
 Inc.
 Series B
 9.75%, due 10/15/04..........      7,870,000           7,673,250
United Artists Theatre Co.
 Series B
 10.5525%, due 10/15/07 (k)...      3,000,000             585,000
                                                   --------------
                                                       76,441,770
                                                   --------------

FINANCE (0.4%)
ASAT Finance L.L.C.
 12.50%, due 11/1/06 (c)(l)...          8,680           9,331,000
ContiFinancial Corp.
 7.50%, due 3/15/02...........        800,000              90,000
 8.375%, due 8/15/03..........      6,000,000             675,000
Ocwen Asset Investment Corp.
 11.50%, due 7/1/05...........      7,895,000           6,631,800
                                                   --------------
                                                       16,727,800
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

FOOD, BEVERAGES & TOBACCO (0.6%)
Buenos Aires Embotelladora
 Sociedad Anonima
 Series A
 (zero coupon), due 9/1/05
 11.00%, beginning 9/1/01
 (e)..........................  $     430,000      $      322,500
Colorado Prime Corp.
 12.50%, due 5/1/04...........     33,325,000           4,915,438
Standard Commercial Corp.
 8.875%, due 8/1/05...........     21,995,000          17,211,087
                                                   --------------
                                                       22,449,025
                                                   --------------

HEALTH CARE (5.9%)
Abbey Healthcare Group, Inc.
 9.50%, due 11/1/02...........     17,355,000          17,029,594
Alaris Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03....     12,940,000           5,321,575
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08..........     12,905,000          10,065,900
Genesis Health Ventures, Inc.
 9.75%, due 6/15/05...........     10,695,000           4,384,950
Hanger Orthopedic Group, Inc.
 11.25%, due 6/15/09..........      6,680,000           6,947,200
Harborside Healthcare Corp.
 (zero coupon), due 8/1/08
 11.00%, beginning 8/1/03.....     36,555,000          10,783,725
Magellan Health Services, Inc.
 9.00%, due 2/15/08...........     23,365,000          18,925,650
Medaphis Corp.
 Series B
 9.50%, due 2/15/05...........     56,421,000          44,572,590
Meditrust Co. (The)
 7.375%, due 7/15/00..........      4,895,000           4,628,399
MedPartners, Inc.
 6.875%, due 9/1/00...........         80,000              76,800
 7.375%, due 10/1/06..........     25,516,000          21,178,280
MultiCare Companies, Inc.
 (The)
 9.00%, due 8/1/07............     27,108,000           5,421,600
Quest Diagnostics, Inc.
 10.75%, due 12/15/06.........     46,174,000          48,482,700
Team Health, Inc.
 12.00%, due 3/15/09 (c)......     18,580,000          18,301,300
Unilab Corp.
 12.75%, due 10/1/09 (c)......      5,015,000           5,190,525
                                                   --------------
                                                      221,310,788
                                                   --------------
HEALTH CARE--DRUGS (0.3%)
ICN Pharmaceuticals, Inc.
 8.75%, due 11/15/08 (c)......     10,920,000          10,428,600
                                                   --------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.9%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95 (w)......     46,825,000          34,304,510
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------

HEALTH CARE--MEDICAL PRODUCTS (0.6%)
DJ Orthopedics L.L.C.
 12.625%, due 6/15/09.........  $  20,910,000      $   20,491,800
                                                   --------------

HOMEBUILDING (0.2%)
Amatek Industries Pty Ltd.
 14.50%, due 2/15/09 (g)......      9,278,353           9,231,961
                                                   --------------

HOTEL/MOTEL (0.8%)
FelCor Suites, L.P.
 7.625%, due 10/1/07..........        625,000             543,112
Florida Panthers Holdings,
 Inc.
 9.875%, due 4/15/09..........     24,830,000          24,085,100
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15.........      9,760,000           7,463,853
                                                   --------------
                                                       32,092,065
                                                   --------------

HOUSING (0.0%) (b)
UDC Homes, Inc.
 Series C
 (zero coupon)
 due 11/1/00 (h)(m)...........        108,500                  11
                                                   --------------

INDUSTRIAL (0.3%)
Morris Materials Handling,
 Inc.
 9.50%, due 4/1/08............     18,470,000           5,725,700
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03.....      2,585,000           1,182,638
Woods Equipment Co.
 Series B
 12.00%, due 7/15/09..........      4,305,000           3,874,500
                                                   --------------
                                                       10,782,838
                                                   --------------

INSURANCE--MULTI-LINE (0.3%)
Willis Corroon Group, PLC
 9.00%, due 2/1/09............     11,645,000           9,694,462
                                                   --------------

INVESTMENT BANK/BROKERAGE (0.0%) (b)
LaBranche & Co., Inc.
 9.50%, due 8/15/04 (c).......        250,000             242,500
                                                   --------------

LEISURE TIME (0.5%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07.........     20,738,000          20,115,860
                                                   --------------

MACHINE TOOLS (0.1%)
Grove Worldwide L.L.C.
 9.25%, due 5/1/08............      7,660,000           2,144,800
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund



                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

MACHINERY--DIVERSIFIED (0.2%)
Generac Portable Products
 L.L.C.
 11.25%, due 7/1/06...........  $   2,105,000      $    2,147,100
Harnischfeger Industries, Inc.
 7.25%, due 12/15/25 (f)(h)...      2,455,000             932,900
 8.70%, due 6/15/22 (f)(h)....      8,000,000           3,040,000
                                                   --------------
                                                        6,120,000
                                                   --------------

MANUFACTURING--MISCELLANEOUS
 (0.2%)
Desa International, Inc.
 9.875%, due 12/15/07.........     11,005,000           8,033,650
                                                   --------------

MINING (0.8%)
Great Central Mines Ltd.
 8.875%, due 4/1/08...........     30,897,000          28,502,482
                                                   --------------
OIL & GAS--DOMESTIC (0.5%)
Houston Exploration Co. (The)
 Series B
 8.625%, due 1/1/08...........      6,525,000           6,296,625
Queens Sand Resources, Inc.
 12.50%, due 7/1/08...........     25,620,000          13,578,600
                                                   --------------
                                                       19,875,225
                                                   --------------
OIL & GAS--EQUIPMENT & SERVICES (0.4%)
Michael Petroleum Corp.
 Series B
 11.50%, due 4/1/05 (f)(h)....      5,210,000           2,422,650
R&B Falcon Corp.
 Series B
 6.95%, due 4/15/08...........        895,000             775,294
RBF Finance Co.
 11.375%, due 3/15/09.........     10,300,000          11,021,000
                                                   --------------
                                                       14,218,944
                                                   --------------

OIL & GAS--EXPLORATION AND PRODUCTION (0.6%)
Contour Energy Co.
 14.00%, due 4/15/03..........     11,836,750          11,600,015
Petro Stopping Centers
 Holdings L.P.
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04
 (c)(n).......................         24,460          12,230,000
                                                   --------------
                                                       23,830,015
                                                   --------------
PAPER & FOREST PRODUCTS (0.4%)
Pope & Talbot, Inc.
 8.375%, due 6/1/13...........        790,000             695,152
SD Warren Co.
 Series B
 12.00%, due 12/15/04.........     12,095,000          12,609,038
                                                   --------------
                                                       13,304,190
                                                   --------------

PUBLISHING (0.6%)
General Media, Inc.
 10.625%, due 12/31/00........     27,091,000          23,027,350
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------

REAL ESTATE (2.4%)
CB Richard Ellis Services,
 Inc.
 8.875%, due 6/1/06...........  $  18,405,000      $   16,380,450
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07...........     56,860,000          47,022,424
LNR Property Corp.
 Series B
 9.375%, due 3/15/08..........     19,830,000          18,640,200
 10.50%, due 1/15/09..........      8,005,000           7,924,950
                                                   --------------
                                                       89,968,024
                                                   --------------

RESTAURANTS (3.3%)
Advantica Restaurant Group,
 Inc.
 11.25%, due 1/15/08..........     49,461,582          36,601,571
Avado Brands, Inc.
 11.75%, due 6/15/09..........     12,130,000           9,158,150
CKE Restaurants, Inc.
 9.125%, due 5/1/09...........      4,305,000           3,196,462
FRI-MRD Corp.
 14.00%, due 1/24/02 (c)(d)...     19,000,000          18,715,000
 15.00%, due 1/24/02 (c)(d)...     55,050,000          54,906,000
                                                   --------------
                                                      122,577,183
                                                   --------------

RETAIL (0.5%)
G&G Retail, Inc.
 11.00%, due 5/15/06..........      8,070,000           6,869,587
Pathmark Stores, Inc.
 9.625%, due 5/1/03...........      9,020,000           6,765,000
 11.625%, due 6/15/02.........      3,550,000           1,171,500
United Auto Group, Inc.
 Series A
 11.00%, due 7/15/07..........        250,000             235,000
 Series B
 11.00%, due 7/15/07..........      4,069,000           3,824,860
                                                   --------------
                                                       18,865,947
                                                   --------------

RETAIL STORES--GENERAL MERCHANDISE (0.1%)
Kmart Corp.
 8.375%, due 7/1/22...........      3,779,000           3,395,866
                                                   --------------

SPECIALIZED SERVICES (0.3%)
Weight Watchers International,
 Inc.
 13.00%, due 10/1/09 (c)......     10,975,000          11,098,469
                                                   --------------

STEEL, ALUMINUM & OTHER METALS (0.5%)
UCAR Global Enterprises, Inc.
 Series B
 12.00%, due 1/15/05..........     18,682,000          19,522,690
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

TECHNOLOGY (0.6%)
Electronic Retailing Systems
 International, Inc.
 (zero coupon), due 2/1/04
 13.25%, beginning 2/1/00.....  $  12,790,000      $    2,813,800
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09 (c)....     19,410,000          18,245,400
                                                   --------------
                                                       21,059,200
                                                   --------------
TELECOMMUNICATION SERVICES (6.8%)
Arch Communications, Inc.
 13.75%, due 4/15/08..........      7,499,000           6,083,564
Globalstar L.P. Capital Corp.
 11.50%, due 6/1/05...........     24,600,000          16,728,000
GlobeNet Communications Group
 Ltd.
 13.00%, due 7/15/07 (c)......     14,500,000          14,771,875
HighwayMaster Communications,
 Inc.
 Series B
 13.75%, due 9/15/05..........     32,595,000          14,667,750
ICG Services, Inc.
 (zero coupon), due 5/1/08
 9.875%, beginning 5/1/03.....     37,935,000          19,631,363
 (zero coupon), due 2/15/08
 10.00%, beginning 2/15/03....     25,325,000          13,675,500
ICO Global Communications
 Holdings Ltd.
 15.00%, due 8/1/05 (f)(h)....     21,190,000           9,959,300
 15.00%, due 8/1/05
 (f)(h)(o)....................         14,260           6,702,200
Level 3 Communications, Inc.
 (zero coupon), due 12/1/08
 10.50%, beginning 12/1/03....      4,640,000           2,807,200
NTL, Inc.
 Series A
 (zero coupon), due 4/15/05
 12.75%, beginning 4/15/00....     18,515,000          18,607,575
 Series B
 (zero coupon), due 4/1/08
 9.75%, beginning 4/1/03......     17,640,000          12,171,600
 Series B
 (zero coupon), due 2/1/06
 11.50%, beginning 2/1/01.....      3,209,000           2,936,235
 Series B
 (zero coupon), due 10/1/08
 12.375%, beginning 10/1/03...     13,500,000           9,551,250
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02....     60,020,000          29,109,700
PageMart Nationwide, Inc.
 (zero coupon), due 2/1/05
 15.00%, beginning 2/1/00.....     13,000,000          11,700,000
RCN Corp.
 Series B
 (zero coupon), due 2/15/08
 9.80%, beginning 2/15/03.....      3,900,000           2,554,500
 (zero coupon), due 7/1/08
 11.00%, beginning 7/1/03.....      3,420,000           2,240,100
 (zero coupon), due 10/15/07
 11.125%, beginning
 10/15/02.....................     19,820,000          13,923,550
 10.125%, due 1/15/10.........      8,065,000           8,024,675

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------

TELECOMMUNICATION SERVICES (CONTINUED)
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07.........  $  12,955,000      $   12,436,800
Telehub Communications Corp.
 (zero coupon), due 7/31/05
 13.875%, beginning 7/31/01...     33,715,000           3,371,500
United Pan-Europe
 Communications N.V.
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04
 (c)..........................     26,985,000          15,111,600
 10.875%, due 11/1/07 (c).....      7,650,000           7,879,500
                                                   --------------
                                                      254,645,337
                                                   --------------

TEXTILES--APPAREL MANUFACTURERS (0.3%)
Norton McNaughton, Inc.
 12.50%, due 6/1/05...........      3,800,000           3,196,750
St. John Knits International,
 Inc.
 12.50%, due 7/1/09...........      6,350,000           5,619,750
TPE International Finance Co.
 B.V.
 9.015%, due 5/15/02
 (e)(f)(h)(k).................      4,800,000           1,440,000
                                                   --------------
                                                       10,256,500
                                                   --------------

TRANSPORTATION (0.6%)
Equimar Shipholdings Ltd.
 9.875%, due 7/1/07...........      1,000,000             630,000
Pacer International, Inc.
 Series B
 11.75%, due 6/1/07...........     22,620,000          22,846,200
                                                   --------------
                                                       23,476,200
                                                   --------------

UTILITIES (0.9%)
PSEG Energy Holdings, Inc.
 10.00%, due 10/1/09 (c)......     33,280,000          34,112,100
                                                   --------------

UTILITY--ELECTRIC (0.4%)
ESI Tractebel Acquisition
 Corp.
 Series B
 7.99%, due 12/30/11..........     15,800,000          14,220,000
                                                   --------------

UTILITY--GAS (0.1%)
Navigator Gas Transport, PLC
 10.50%, due 6/30/07 (c)......     10,330,000           4,751,800
                                                   --------------

Total Corporate Bonds
 (Cost $2,257,392,393)........                      2,055,766,350
                                                   --------------

FOREIGN BONDS (5.3%)

ADVERTISING (0.1%)
Go Outdoor Systems Holdings
 S.A.
 10.50%, due 7/15/09 (c)......  E   2,000,000           2,120,068
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund



                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
FOREIGN BONDS (CONTINUED)

BROADCAST/MEDIA (1.1%)
Central European Media
 Enterprises Ltd.
 Series BR
 8.125%, due 8/15/04..........  DM 25,287,000      $    5,184,006
Diamond Holdings, PLC
 10.00%, due 2/1/08...........  L  10,000,000          15,853,669
Maxwell Communications Corp.,
 PLC
 Facility B (f)(h)(i).........      1,131,066              82,033
TDL Infomedia Group Ltd.
 12.125%, due 10/15/09 (c)....     12,250,000          19,718,731
                                                   --------------
                                                       40,838,439
                                                   --------------

CELLULAR TELEPHONES (0.2%)
Dolphin Telecom, PLC
 (zero coupon), due 6/1/08
 11.625%, beginning 6/1/03....  E  18,215,000           8,672,855
                                                   --------------

MINING (0.1%)
Greenstone Resources Ltd.
 9.00%, due 2/28/02 (f).......  C$  6,000,000           1,860,368
                                                   --------------
PUBLISHING (2.1%)
IPC Magazines Group, PLC
 (zero coupon), due 3/15/08
 10.75%, beginning 3/15/03....  L  42,825,000          20,706,406
 9.625%, due 3/15/08..........     13,970,000          12,608,706
Regional Independent Media
 Group
 (zero coupon), due 7/1/08
 12.875%, beginning 7/1/03....     42,025,000          45,827,394
                                                   --------------
                                                       79,142,506
                                                   --------------

TELECOMMUNICATION SERVICES (1.7%)
Global TeleSystems Group, Inc.
 11.00%, due 12/1/09 (c)......  E  27,710,000          27,984,716
NTL, Inc.
 9.875%, due 11/15/09 (c).....     16,670,000          16,793,491
Tele1 Europe B.V.
 11.875%, due 12/1/09 (c).....      5,880,000           5,938,294
United Pan-Europe
 Communications N.V.
 10.875%, due 11/1/07 (c).....      7,345,000           7,583,477
Versatel Telecom International
 B.V.
 4.00%, due 12/17/04 (c)(p)...      6,500,000           6,466,707
                                                   --------------
                                                       64,766,685
                                                   --------------
Total Foreign Bonds
 (Cost $242,122,285)..........                        197,400,921
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
LOAN ASSIGNMENTS & PARTICIPATIONS (5.4%)
AUTO PARTS & EQUIPMENT (0.1%)
Global Motorsport Group, Inc.
 Bank debt, Tranche B
 9.75%, due 10/31/05
 (d)(i)(k)....................  $   4,950,000      $    4,925,250
                                                   --------------

BUILDING MATERIALS (0.2%)
Tapco International Corp.
 Bank debt, Term Loan B
 8.76%, due 6/23/07
 (d)(i)(k)....................      1,995,000           1,992,506
 Bank debt, Term Loan C
 9.01%, due 6/23/08
 (d)(i)(k)....................      4,987,500           4,981,266
                                                   --------------
                                                        6,973,772
                                                   --------------

CASINOS (0.2%)
Isle of Capri Casinos, Inc.
 Bank debt, Tranche A
 8.6619%, due 4/23/04
 (d)(i)(k)....................      9,045,238           9,045,238
                                                   --------------

CONGLOMERATES (0.3%)
First Pacific Capital Ltd.
 Bank debt
 7.4375%, due 1/23/00
 (d)(k).......................     10,160,000           9,550,400
                                                   --------------

ENTERTAINMENT (0.9%)
Affinity Group, Inc.
 Bank debt, Tranche B
 10.125%, due 6/30/06
 (d)(i)(k)....................      8,613,000           8,569,935
Euro Disneyland S.N.C.
 Phase 1, Bank debt
 Tranche A
 4.3269%, due 11/30/06
 (d)(i)(k)....................  FF 15,674,827           1,886,328
 Tranche D
 4.479%, due 11/30/06
 (d)(i)(k)....................     20,711,631           2,492,464
United Artists Theatre Co.
 Bank debt, Term Loan B
 10.3067%, due 4/21/06
 (d)(i)(k)....................  $  12,097,451           8,921,870
 Bank debt, Term Loan C
 10.3693%, due 4/21/07
 (d)(i)(k)....................     15,680,037          11,564,027
                                                   --------------
                                                       33,434,624
                                                   --------------

HEALTH CARE (0.9%)
Genesis Health Ventures, Inc.
 Bank debt, Term Loan B
 9.40%, due 9/30/04
 (d)(i)(k)....................      1,557,248           1,136,791
 Bank debt, Term Loan C
 9.494%, due 6/1/05
 (d)(i)(k)....................      1,553,594           1,134,124
Multicare Companies, Inc.
 (The)
 Bank debt, Term Loan B
 9.7052%, due 9/30/04
 (d)(i)(k)....................      1,546,613           1,129,028
 Bank debt, Term Loan C
 10.35%, due 6/1/05
 (d)(i)(k)....................        514,219             375,380

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)

HEALTH CARE (CONTINUED)
Quest Diagnostics, Inc.
 Bank debt, Term Loan B
 9.3655%, due 8/16/06
 (d)(i)(k)....................  $   9,916,279      $    9,922,477
 Bank debt, Term Loan C
 9.7809%, due 8/16/07
 (d)(i)(k)....................      9,153,488           9,159,209
Unilab Corp.
 Bank debt, Term Loan B
 10.00%, due 11/23/06
 (d)(i)(k)....................     11,167,013          11,097,219
                                                   --------------
                                                       33,954,228
                                                   --------------

HOTEL/MOTEL (0.3%)
Blackstone Hotel Acquisitions
 Co.
 Bank debt
 10.1065%, due 6/30/03
 (d)(k).......................  L   8,390,000          12,102,388
                                                   --------------

MANUFACTURING--MISCELLANEOUS
 (0.1%)
Foamex L.P.
 Bank debt, Term Loan B
 9.6875%, due 6/30/05
 (d)(i)(k)....................  $   1,284,023           1,227,847
 Bank debt, Term Loan C
 9.9375%, due 6/30/05
 (d)(i)(k)....................      1,167,293           1,116,224
 Bank debt, Term Loan D
 10.0625%, due 6/30/05
 (d)(i)(k)....................      2,535,928           2,424,981
                                                   --------------
                                                        4,769,052
                                                   --------------
OIL & GAS--DOMESTIC (0.2%)
Transtexas Gas Corp.
 Bank debt
 13.00%, due 12/31/01 (d).....      5,666,667           5,666,667
                                                   --------------

PAPER & FOREST PRODUCTS (0.1%)
Stone Container Corp.
 Bank debt, Term Loan E
 9.5313%, due 10/1/03
 (d)(i)(k)....................      3,893,794           3,897,578
                                                   --------------

REAL ESTATE (0.1%)
245 Park Ave.
 Bank debt
 13.00%, due 12/10/02
 (d)(k).......................      4,832,105           4,421,376
                                                   --------------

TELECOMMUNICATION SERVICES (0.5%)
Orius Corp.
 Bridge Loan
 13.00%, due 12/15/00
 (d)(k).......................     18,340,000          18,340,000
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
TRANSPORTATION (1.5%)
Eurotunnel
 Bank debt, Tier One
 5.28%, due 12/31/12
 (d)(i)(k)....................  FF 227,888,211     $   27,511,413
 7.03%, due 12/31/12
 (d)(i)(k)....................  L  21,046,644          26,797,609
                                                   --------------
                                                       54,309,022
                                                   --------------
Total Loan Assignments &
 Participations
 (Cost $207,177,253)..........                        201,389,595
                                                   --------------

U.S. GOVERNMENT (0.3%)

UNITED STATES TREASURY BOND (0.3%)
 5.25%, due 2/15/29...........  $  13,170,000          10,889,878
                                                   --------------

Total U.S. Government
 (Cost $11,554,773)...........                         10,889,878
                                                   --------------

YANKEE BONDS (11.3%)

BROADCAST/MEDIA (0.3%)
Central European Media
 Enterprises Ltd.
 9.375%, due 8/15/04..........      7,285,000           3,059,700
TV Azteca, S.A. de C.V.
 Series B
 10.50%, due 2/15/07..........      8,995,000           7,803,163
                                                   --------------
                                                       10,862,863
                                                   --------------

CABLE TV (0.6%)
Australis Holdings Pty Ltd.
 (zero coupon), due 11/1/02
 15.00%, beginning 11/1/00
 (h)..........................     10,074,000              75,555
CF Cable TV, Inc.
 11.625%, due 2/15/05.........      6,750,000           7,180,022
Rogers Cablesystems Ltd.
 10.00%, due 12/1/07..........        285,000             303,881
 10.125%, due 9/1/12..........      7,715,000           8,139,325
 11.00%, due 12/1/15..........      7,185,000           8,137,013
                                                   --------------
                                                       23,835,796
                                                   --------------

CELLULAR TELEPHONES (2.1%)
Dolphin Telecom, PLC
 (zero coupon), due 6/1/08
 11.50%, beginning 6/1/03.....      7,735,000           3,751,475
 Series B
 (zero coupon), due 5/15/09
 14.00%, beginning 5/15/04....     12,935,000           5,820,750
Millicom International
 Cellular, S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01.....     72,655,000          59,940,375
Rogers Cantel, Inc.
 9.375%, due 6/1/08...........     10,000,000          10,400,000
                                                   --------------
                                                       79,912,600
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund



                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
YANKEE BONDS (CONTINUED)

CHEMICALS (0.9%)
Brunner Mond Group, PLC
 11.00%, due 7/15/08..........     15,940,000      $    7,651,200
Marsulex, Inc.
 9.625%, due 7/1/08...........      6,355,000           6,084,913
Octel Developments, PLC
 10.00%, due 5/1/06...........     21,255,000          21,042,450
                                                   --------------
                                                       34,778,563
                                                   --------------

HOMEBUILDING (0.5%)
Amatek Industries Pty Ltd.
 12.00%, due 2/15/08..........     20,000,000          19,000,000
                                                   --------------

MINING (0.3%)
Echo Bay Mines Ltd.
 12.00%, due 4/1/27...........     15,020,000           9,012,000
Glencore Nickel Pty Ltd.
 9.00%, due 12/1/14...........        910,000             782,600
                                                   --------------
                                                        9,794,600
                                                   --------------

OIL & GAS--DOMESTIC (0.3%)
Husky Oil Ltd.
 8.90%, due 8/15/28
 11.1875%, beginning
 8/15/08......................     12,800,000          12,032,000
                                                   --------------

PAPER & FOREST PRODUCTS (0.4%)
Doman Industries Ltd.
 12.00%, due 7/1/04...........     14,420,000          15,014,825
                                                   --------------

SPECIALIZED SERVICES (0.2%)
Intertek Testing Services Ltd.
 12.00%, due 11/1/07
 (c)(d)(j)....................      5,717,810           5,374,741
                                                   --------------

STEEL, ALUMINUM & OTHER METALS (1.1%)
Ivaco, Inc.
 11.50%, due 9/15/05..........     37,636,000          40,740,970
                                                   --------------

TELECOMMUNICATION SERVICES (3.4%)
Call-Net Enterprises, Inc.
 (zero coupon), due 8/15/07
 9.27%, beginning 8/15/02.....      4,885,000           2,894,363
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04....     23,255,000          11,453,088
 9.375%, due 5/15/09..........     20,465,000          16,832,462
Hermes Europe Railtel B.V.
 11.50%, due 8/15/07..........      5,115,000           5,268,450

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
TELECOMMUNICATION SERVICES (CONTINUED)
NTL, Inc.
 (zero coupon), due 11/15/07
 11.20%, beginning 11/15/00...     23,220,000      $   22,117,050
United Pan-Europe
 Communications N.V.
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04.....     46,780,000          26,196,800
 Series B
 10.875%, due 8/1/09..........     42,585,000          43,436,700
                                                   --------------
                                                      128,198,913
                                                   --------------

TRANSPORTATION (1.2%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06 (f)......     47,578,600          13,797,794
Pacific & Atlantic (Holdings)
 Inc.
 11.50%, due 5/30/08 (f)......     49,015,000          18,625,700
Pegasus Shipping (Hellas) Ltd.
 Series A
 11.875%, due 11/15/04 (f)....     31,410,000          11,307,600
Sea Containers Ltd.
 10.75%, due 10/15/06.........        685,000             685,000
                                                   --------------
                                                       44,416,094
                                                   --------------
Total Yankee Bonds
 (Cost $496,670,625)..........                        423,961,965
                                                   --------------
Total Long-Term Bonds
 (Cost $3,394,665,675)........                      3,070,082,815
                                                   --------------
                                   SHARES
                                -------------
COMMON STOCKS (4.8%)

BROADCAST/MEDIA (0.8%)
Spanish Broadcasting System,
 Inc.
 Class B (a)(c)...............      1,062,300          31,205,063
                                                   --------------

CABLE TV (0.0%) (b)
CS Wireless Systems, Inc.
 (a)(c).......................          5,180                  62
                                                   --------------

CASINOS (0.0%) (b)
Capital Gaming International,
 Inc. (a).....................         66,333                 663
Equus Gaming Co., L.P.
 Class A (a)..................        114,320             117,892
                                                   --------------
                                                          118,555
                                                   --------------

CELLULAR TELEPHONES (0.1%)
Celcaribe, S.A. (a)(c)........        751,212           1,126,818
Tele Sudeste Celular
 Participacoes S.A. ADR (q)...          3,922             152,223
Telesp Celular Participacoes
 S.A. ADR (q).................          7,844             332,389
                                                   --------------
                                                        1,611,430
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES              VALUE
-----------------------------------------------------------------
COMMON STOCKS (CONTINUED)

CHEMICALS (0.3%)
Millennium Chemicals Inc......        498,055      $    9,836,586
                                                   --------------
ENTERTAINMENT (0.1%)
Alliance Entertainment Corp.
 (a)..........................      1,095,385           2,852,316
Loews Cineplex Entertainment
 Corp. (a)....................        196,500           1,154,438
                                                   --------------
                                                        4,006,754
                                                   --------------

FINANCE (0.2%)
AMC Financial, Inc. (a).......      1,412,162           6,326,486
                                                   --------------

FOOD, BEVERAGES & TOBACCO (0.3%)
Buenos Aires Embotelladora
 Sociedad Anonima
 Class B (v)..................      1,264,157           5,689,275
Dr. Pepper Bottling Holdings,
 Inc.
 Class A (a)..................        200,000           6,000,000
TLC Beatrice International
 Holdings Inc. (a)............         25,000              75,000
                                                   --------------
                                                       11,764,275
                                                   --------------

GOLD & PRECIOUS METALS MINING (0.1%)
Placer Dome Inc. .............        427,540           4,596,055
                                                   --------------

HEALTH CARE (0.3%)
General Healthcare Group Ltd.
 (a)(r).......................            821              39,696
Quest Diagnostics, Inc. (a)...        393,375          12,022,523
                                                   --------------
                                                       12,062,219
                                                   --------------
HOTEL/MOTEL (0.5%)
Starwood Hotels & Resorts
 Worldwide, Inc. .............        838,400          19,702,400
                                                   --------------

OIL & GAS--EXPLORATION & PRODUCTION (0.3%)
Union Pacific Resources Group,
 Inc. ........................        790,775          10,082,381
                                                   --------------

PAPER & FOREST PRODUCTS (0.1%)
TimberWest Forest Corp.
 (s)(t).......................        372,135           2,435,940
                                                   --------------

PUBLISHING (0.1%)
Medianews Group Inc. (a)......         28,000           3,500,000
                                                   --------------

REAL ESTATE (1.2%)
Equity Office Properties
 Trust........................      1,280,730          31,537,976
Highwoods Properties, Inc. ...         80,070           1,861,628
HRPT Properties Trust.........        200,000           1,800,000
Metropolis Realty Trust,
 Inc. ........................        357,335           9,290,710
                                                   --------------
                                                       44,490,314
                                                   --------------


                                   SHARES              VALUE
-----------------------------------------------------------------
RETAIL (0.0%) (b)
Loehmann's Holdings, Inc.
 Series B (a).................         43,750      $       43,750
                                                   --------------

STEEL (0.2%)
USX-U.S. Steel Group..........        252,540           8,333,820
                                                   --------------

TELECOMMUNICATION SERVICES (0.2%)
Call-Net Enterprises, Inc.
 Series B (a)(s)..............      2,385,120           7,395,462
Embratel Participacoes S.A.
 ADR (q)......................         19,480             530,830
Tele Centro Sul Participacoes
 S.A. ADR (q).................          3,913             355,105
Tele Norte Leste Participacoes
 S.A. ADR (q).................         19,492             497,046
Telecommunicacoes de Sao Paulo
 ADR (q)......................         19,593             478,804
                                                   --------------
                                                        9,257,247
                                                   --------------

TEXTILES--APPAREL MANUFACTURERS (0.0%) (b)
Hosiery Corp. of America, Inc.
 (a)..........................         17,400             696,000
                                                   --------------
Total Common Stocks
 (Cost $173,108,727)..........                        180,069,337
                                                   --------------

PREFERRED STOCKS (4.1%)

BROADCAST/MEDIA (1.3%)
Paxson Communications Corp.
 12.50% (j)...................         45,699          46,613,041
                                                   --------------

ENTERTAINMENT (0.0%) (b)
Alliance Entertainment Corp.
 Series A1 (a)................            447             447,000
 Series A2 (a)................            503             503,000
                                                   --------------
                                                          950,000
                                                   --------------

EQUIPMENT LOANS (0.6%)
GPA Group, PLC (a)(d).........     41,600,000          21,632,000
                                                   --------------

FINANCIAL SERVICES (0.0%) (b)
North Atlantic Trading Co.
 12.00% (j)...................         88,325           1,523,612
                                                   --------------

OIL & GAS--EQUIPMENT & SERVICES (0.4%)
R&B Falcon Corp.
 13.875% (j)..................         14,168          14,947,367
                                                   --------------

PAPER & FOREST PRODUCTS (0.1%)
Paperboard Industries
 International Inc.
 5.00%, Class A (c)(d)(s).....        219,308           3,485,005
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund




                                   SHARES              VALUE
-----------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)

REAL ESTATE (0.3%)
Crown American Realty Trust
 11.00%, Series A.............        294,930      $   10,433,149
                                                   --------------

RETAIL (0.0%) (b)
Loehmann's Holdings, Inc.
 $0.056, Series A (j).........          2,297               1,148
                                                   --------------

TECHNOLOGY (0.0%) (b)
Metawave Communications Corp.
 Series D (a)(c)(d)(x)........        259,831           1,442,062
                                                   --------------

TELECOMMUNICATION SERVICES (1.4%)
ICG Holdings, Inc.
 14.25% (j)...................         30,570          29,270,785
Nextel Communications, Inc.
 13.00%, Series D (j).........         21,453          22,954,742
                                                   --------------
                                                       52,225,527
                                                   --------------
Total Preferred Stocks
 (Cost $152,156,878)..........                        153,252,911
                                                   --------------
WARRANTS (0.5%)

BROADCAST/MEDIA (0.4%)
CD Radio, Inc.
 expire 5/15/09 (a)(c)........        146,415          11,896,219
 expire 5/15/09 (a)(c)........            570              46,312
                                                   --------------
                                                       11,942,531
                                                   --------------
CABLE TV (0.0%) (b)
UIH Australia/Pacific, Inc.
 expire 5/15/06 (a)...........         24,315             607,875
                                                   --------------
CASINOS (0.0%) (b)
Belle Casino, Inc. (a)(c).....          5,500                  55
Isle of Capri Casinos, Inc.
 expire 5/3/01 (a)............         36,808                 368
                                                   --------------
                                                              423
                                                   --------------

CELLULAR TELEPHONES (0.0%) (b)
Occidente y Caribe Celular,
 S.A.
 expire 3/15/04 (a)(c)........         28,380             425,700
                                                   --------------

FINANCIAL SERVICES (0.0%) (b)
North Atlantic Trading Co.
 expire 6/15/07 (a)(c)........             66                   1
                                                   --------------

FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Colorado Prime Corp.
 expire 12/31/03 (a)(c).......         18,825                 188
                                                   --------------

                                   SHARES              VALUE
-----------------------------------------------------------------

HOMEBUILDING (0.0%) (b)
Amatek Industries Pty Ltd.
 Common Rights (a)............          6,000      $        3,300
 Preferred Rights (a).........      1,422,153             782,184
                                                   --------------
                                                          785,484
                                                   --------------

LEISURE TIME (0.0%) (b)
HF Holdings, Inc.
 expire 7/15/02 (a)...........         68,380             102,570
                                                   --------------

OIL & GAS--EQUIPMENT & SERVICES (0.1%)
R&B Falcon Corp.
 expire 5/1/09 (a)(c).........         11,745           3,288,600
                                                   --------------

PUBLISHING (0.0%) (b)
General Media, Inc.
 expire 12/21/03 (a)(c).......         34,486                 345
                                                   --------------

RETAIL (0.0%) (b)
G&G Retail, Inc.
 expire 5/15/06 (a)(c)........          8,070              12,105
                                                   --------------

SPECIALIZED SERVICES (0.0%) (b)
Intertek Testing Services Ltd.
 (a)(d).......................            691             221,120
                                                   --------------

TELECOMMUNICATION SERVICES (0.0%) (b)
ICO Global Communications
 Holdings Ltd.
 expire 8/1/05 (a)............         21,190                 212
Telehub Communications Corp.
 expire 7/31/05 (a)(c)........         34,895                 349
                                                   --------------
                                                              561
                                                   --------------

TELECOMMUNICATIONS--LONG DISTANCE (0.0%) (b)
Sprint Corp.
 expire 6/1/00 (a)............            300                   3
                                                   --------------
Total Warrants
 (Cost $26,591,529)...........                         17,387,506
                                                   --------------
                                  PRINCIPAL
                                   AMOUNT
                                -------------
SHORT-TERM INVESTMENTS (6.1%)

COMMERCIAL PAPER (4.8%)
Ford Motor Credit Co.
 6.05%, due 1/18/00...........  $  18,115,000          18,063,054
Goldman Sachs Group L.P.
 6.46%, due 1/31/00...........     23,055,000          22,930,619
Merrill Lynch & Co., Inc.
 6.02%, due 1/28/00...........     23,555,000          23,448,239
Morgan Stanley Dean Witter &
 Co.
 4.55%, due 6/7/00 (k)........     30,000,000          30,000,000
 6.15%, due 1/11/00...........     29,500,000          29,449,440

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT              VALUE
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

COMMERCIAL PAPER (CONTINUED)
Salomon Smith Barney Holdings,
 Inc.
 6.00%, due 1/24/00...........  $  30,000,000      $   29,884,500
Wells Fargo & Co.
 6.30%, due 1/10/00...........     24,000,000          23,962,087
                                                   --------------
Total Commercial Paper
 (Cost $177,737,939)..........                        177,737,939
                                                   --------------
                                   SHARES
                                -------------
INVESTMENT COMPANY (1.1%)
Merrill Lynch Premier
 Institutional Fund...........     41,964,906          41,964,906
                                                   --------------
Total Investment Company
 (Cost $41,964,906)...........                         41,964,906
                                                   --------------
                                  PRINCIPAL
                                   AMOUNT
                                -------------

SHORT-TERM BONDS (0.0%) (b)

TEXTILES--APPAREL MANUFACTURERS (0.0%) (b)
Alpargatas S.A.I.C.
 11.75%, due 8/18/98
 (c)(f)(u)....................  $     800,000              40,000
                                                   --------------
Total Short-Term Bonds
 (Cost $656,350)..............                             40,000
                                                   --------------

SHORT-TERM LOAN ASSIGNMENT (0.2%)

HEALTH CARE--MEDICAL PRODUCTS (0.2%)
Inamed Corp.
 Bridge Loan
 13.4763%, due 6/2/00
 (d)(k).......................      9,532,417           9,532,417
                                                   --------------
Total Short-Term Loan
 Assignment
 (Cost $9,474,343)............                          9,532,417
                                                   --------------
Total Short-Term Investments
 (Cost $229,833,538)..........                        229,275,262
                                                   --------------
Total Investments
 (Cost $3,976,356,347) (y)....           97.8%      3,650,067,831(z)
Cash and Other Assets,
 Less Liabilities.............            2.2          80,814,948
                                      -------      --------------
Net Assets....................          100.0%     $3,730,882,779
                                      =======      ==============

-------

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Restricted security.
(e) Eurobond--bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(f)  Issue in default.
(g) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(h)  Issuer in bankruptcy.
(i)  Multiple tranche facilities.
(j) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(k) Floating rate. Rate shown is the rate in effect at December 31, 1999.
(l) 8,680 Units--each unit reflects $1,000 principal amount of 12.50% Senior Notes plus 1 warrant to acquire 2.3944 shares of common stock of ASAT Holding Corp. at $18.60 per share at a future date.
(m)  Fair valued security.
(n) 24,460 Units--each unit reflects $1,000 principal amount of (zero coupon), due 8/1/08, 15.00%, beginning 8/1/04
     Senior Discounted Notes plus 1 warrant to acquire common stock at an average price of $156.11 per share at a future date.
(o) 14,260 Units--each unit reflects $1,000 principal amount of 15.00% Senior Notes plus 1 warrant to acquire 19.85 shares of common stock at $13.20 per share at a future date.
(p)  Convertible bond.
(q)  ADR--American Depository Receipt.
(r)  British security.
(s)  Canadian security.
(t) Stapled Unit--each unit consists of 1 common share, 100 preferred shares and 1 Subordinated Note receipt.
(u) The company defaulted on the payment of principal to its creditors on maturity date.
(v)  Argentinean security
(w) Partially segregated as collateral for loan participations and assignments.
(x)  Illiquid security.
(y) The cost for Federal income tax purposes is $3,980,447,769.
(z)  At December 31, 1999, net unrealized depreciation was
     $330,379,938, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $142,832,034 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $473,211,972.
DM--Security denominated in Deutsche Mark.
E --Security denominated in Euro.
FF--Security denominated in French Franc.
L --Security denominated in Pound Sterling.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $3,976,356,347)...........................................       $3,650,067,831
Cash........................................................               50,056
Receivables:
  Dividends and interest....................................           74,580,347
  Investment securities sold................................            7,977,890
  Fund shares sold..........................................            5,536,891
Unrealized appreciation on foreign currency forward
  contracts.................................................            6,549,097
                                                                   --------------
        Total assets........................................        3,744,762,112
                                                                   --------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................            5,907,651
  NYLIFE Distributors.......................................            2,943,083
  MainStay Management.......................................            1,802,983
  Transfer agent............................................              382,714
  Investment securities purchased...........................              364,444
  Custodian.................................................               43,253
  Trustees..................................................               29,013
Accrued expenses............................................              644,602
Unrealized depreciation on foreign currency forward
  contracts.................................................            1,761,590
                                                                   --------------
        Total liabilities...................................           13,879,333
                                                                   --------------
Net assets..................................................       $3,730,882,779
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      498,098
  Class B...................................................            4,450,692
  Class C...................................................               90,758
Additional paid-in capital..................................        4,050,648,155
Accumulated distribution in excess of net investment
  income....................................................          (20,915,791)
Accumulated undistributed net realized gain on
  investments...............................................           17,718,213
Net unrealized depreciation on investments..................         (326,288,516)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................            4,681,170
                                                                   --------------
Net assets..................................................       $3,730,882,779
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  369,275,245
                                                                   ==============
Shares of beneficial interest outstanding...................           49,809,757
                                                                   ==============
Net asset value per share outstanding.......................       $         7.41
Maximum sales charge (4.50% of offering price)..............                 0.35
                                                                   --------------
Maximum offering price per share outstanding................       $         7.76
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $3,294,426,839
                                                                   ==============
Shares of beneficial interest outstanding...................          445,069,175
                                                                   ==============
Net asset value and offering price per share outstanding....       $         7.40
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $   67,180,695
                                                                   ==============
Shares of beneficial interest outstanding...................            9,075,817
                                                                   ==============
Net asset value and offering price per share outstanding....       $         7.40
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 25,846,933
  Interest..................................................   396,524,369
                                                              ------------
    Total income............................................   422,371,302
                                                              ------------
Expenses:
  Distribution--Class B.....................................    25,231,213
  Distribution--Class C.....................................       268,773
  Management................................................    22,309,768
  Service--Class A..........................................       795,741
  Service--Class B..........................................     8,410,401
  Service--Class C..........................................        89,591
  Transfer agent............................................     4,592,905
  Professional..............................................       669,849
  Shareholder communication.................................       555,153
  Custodian.................................................       512,905
  Recordkeeping.............................................       398,497
  Registration..............................................       155,030
  Trustees..................................................       106,174
  Miscellaneous.............................................       111,657
                                                              ------------
    Total expenses before waiver............................    64,207,657
Fees waived by Manager......................................    (1,609,147)
                                                              ------------
    Net expenses............................................    62,598,510
                                                              ------------
Net investment income.......................................  $359,772,792
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
  Security transactions.....................................    74,993,291
  Foreign currency transactions.............................     3,489,059
                                                              ------------
Net realized gain on investments and foreign currency
  transactions..............................................    78,482,350
                                                              ------------
Net change in unrealized depreciation on:
  Security transactions.....................................  (105,150,459)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......     5,932,094
                                                              ------------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (99,218,365)
                                                              ------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (20,736,015)
                                                              ------------
Net increase in net assets resulting from operations........  $339,036,777
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $36,089.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   1999             1998
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  359,772,792   $  321,932,272
  Net realized gain (loss) on investments...................      74,993,291      (31,587,296)
  Net realized loss on securities sold short................              --         (466,913)
  Net realized gain (loss) on foreign currency
    transactions............................................       3,489,059       (2,190,133)
  Net change in unrealized appreciation (depreciation) on
    security transactions...................................    (105,150,459)    (239,041,166)
  Net change in unrealized appreciation (depreciation) on
    translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......       5,932,094       (1,911,179)
                                                              --------------   --------------
  Net increase in net assets resulting from operations......     339,036,777       46,735,585
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (34,495,477)     (25,394,563)
    Class B.................................................    (328,351,161)    (291,897,896)
    Class C.................................................      (4,257,732)        (193,731)
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................      (1,561,674)      (1,191,922)
    Class B.................................................     (14,116,121)     (13,960,446)
    Class C.................................................        (277,698)         (38,713)
  In excess of net investment income:
    Class A.................................................      (1,965,382)        (223,928)
    Class B.................................................     (18,707,825)      (2,573,493)
    Class C.................................................        (242,584)          (1,679)
  In excess of net realized gain on investments:
    Class A.................................................              --         (313,008)
    Class B.................................................              --       (3,664,390)
    Class C.................................................              --           (9,968)
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....    (403,975,654)    (339,463,737)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     274,231,217      187,918,095
    Class B.................................................     568,260,794      778,004,123
    Class C.................................................      70,334,833        9,786,436
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      26,644,022       19,432,795
    Class B.................................................     235,753,550      209,916,586
    Class C.................................................       2,452,343          169,443
                                                              --------------   --------------
                                                               1,177,676,759    1,205,227,478
  Cost of shares redeemed:
    Class A.................................................    (203,043,969)    (150,819,881)
    Class B.................................................    (762,717,121)    (783,310,124)
    Class C.................................................     (13,688,417)         (55,072)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................     198,227,252      271,042,401
                                                              --------------   --------------
      Net increase (decrease) in net assets.................     133,288,375      (21,685,751)
NET ASSETS:
Beginning of year...........................................   3,597,594,404    3,619,280,155
                                                              --------------   --------------
End of year.................................................  $3,730,882,779   $3,597,594,404
                                                              ==============   ==============
Accumulated distribution in excess of net investment income
  at end of year............................................  $  (20,915,791)  $   (3,671,347)
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                         ---------------------------------------------------------------
                                                                             Year ended December 31,
                                                         ---------------------------------------------------------------
                                                           1999          1998          1997          1996         1995
                                                         --------      --------      --------      --------      -------
Net asset value at beginning of period.............      $   7.54      $   8.16      $   8.27      $   7.92      $  7.44
                                                         --------      --------      --------      --------      -------
Net investment income..............................          0.79          0.75          0.74          0.72         0.84
Net realized and unrealized gain (loss) on
  investments......................................         (0.06)        (0.57)         0.23          0.52         0.61
Net realized and unrealized gain (loss) on foreign
  currency transactions............................          0.02         (0.01)        (0.00)(b)     (0.00)(b)    (0.00)(b)
                                                         --------      --------      --------      --------      -------
Total from investment operations...................          0.75          0.17          0.97          1.24         1.45
                                                         --------      --------      --------      --------      -------
Less dividends and distributions:
  From net investment income.......................         (0.80)        (0.74)        (0.74)        (0.71)       (0.84)
  From net realized gain on investments............         (0.03)        (0.03)        (0.34)        (0.18)       (0.10)
  In excess of net investment income...............         (0.05)        (0.01)           --            --        (0.01)
  In excess of net realized gain on investments....            --         (0.01)           --            --        (0.02)
                                                         --------      --------      --------      --------      -------
Total dividends and distributions..................         (0.88)        (0.79)        (1.08)        (0.89)       (0.97)
                                                         --------      --------      --------      --------      -------
Net asset value at end of period...................      $   7.41      $   7.54      $   8.16      $   8.27      $  7.92
                                                         ========      ========      ========      ========      =======
Total investment return (a)........................         10.33%         2.07%        12.20%        16.33%       20.28%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income..........................         10.36%         9.40%         8.79%          9.0%        10.2%
    Net expenses...................................          1.00%         1.00%         1.01%          1.0%         1.0%
    Expenses (before waiver).......................          1.04%         1.04%         1.01%          1.0%         1.0%
Portfolio turnover rate............................            83%          128%          128%          118%         137%
Net assets at end of period (in 000's).............      $369,275      $278,181      $238,841      $116,805      $42,850

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     Class B                                                    Class C
    --------------------------------------------------------------------------      -------------------------------
                                                                                                      September 1*
                             Year ended December 31,                                 Year ended          through
    --------------------------------------------------------------------------      December 31,       December 31
       1999            1998            1997            1996            1995             1999              1998
    ----------      ----------      ----------      ----------      ----------      ------------      -------------
    $     7.53      $     8.15      $     8.26      $     7.92      $     7.44        $  7.53            $  7.43
    ----------      ----------      ----------      ----------      ----------        -------            -------
          0.73            0.69            0.69            0.67            0.81           0.73               0.27
         (0.06)          (0.57)           0.23            0.52            0.61          (0.06)              0.15
          0.02           (0.01)          (0.00)(b)       (0.00)(b)       (0.00)(b)       0.02              (0.01)
    ----------      ----------      ----------      ----------      ----------        -------            -------
          0.69            0.11            0.92            1.19            1.42           0.69               0.41
    ----------      ----------      ----------      ----------      ----------        -------            -------
         (0.75)          (0.68)          (0.69)          (0.67)          (0.81)         (0.75)             (0.27)
         (0.03)          (0.03)          (0.34)          (0.18)          (0.10)         (0.03)             (0.03)
         (0.04)          (0.01)             --              --           (0.01)         (0.04)                --
            --           (0.01)             --              --           (0.02)            --              (0.01)
    ----------      ----------      ----------      ----------      ----------        -------            -------
         (0.82)          (0.73)          (1.03)          (0.85)          (0.94)         (0.82)             (0.31)
    ----------      ----------      ----------      ----------      ----------        -------            -------
    $     7.40      $     7.53      $     8.15      $     8.26      $     7.92        $  7.40            $  7.53
    ==========      ==========      ==========      ==========      ==========        =======            =======
          9.51%           1.31%          11.55%          15.58%          19.71%          9.51%              5.58%
          9.61%           8.65%           8.18%            8.4%            9.5%          9.61%              8.65%
          1.75%           1.75%           1.62%            1.6%            1.6%          1.75%              1.75%
          1.79%           1.79%           1.62%            1.6%            1.6%          1.79%              1.79%
            83%            128%            128%            118%            137%            83%               128%
    $3,294,427      $3,309,389      $3,380,439      $2,441,180      $1,601,238        $67,181            $10,025

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay High Yield Corporate Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective. The Fund invests in high yield bonds. These bonds may involve special risks not commonly associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking

Notes to Financial Statements



the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

REPURCHASE AGREEMENTS. The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to

MainStay High Yield Corporate Bond Fund



repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 1999:

                                                               Contract       Contract        Unrealized
                                                                Amount         Amount       Appreciation/
                                                                 Sold         Purchased     (Depreciation)
                                                              -----------    -----------    --------------
Foreign Currency Sale Contracts
Euro vs. U.S. Dollar, expiring 2/7/00.......................  E78,214,009    $81,278,162      $2,647,647
Euro vs. U.S. Dollar, expiring 2/7/00.......................  E39,320,000    $42,300,543       2,771,156
Pound Sterling vs. U.S. Dollar, expiring 3/1/00.............  L27,322,853    $45,170,194       1,130,294
Pound Sterling vs. U.S. Dollar, expiring 3/1/00.............  L45,162,000    $71,871,936        (921,705)

                                                               Contract       Contract
                                                                Amount         Amount
                                                               Purchased        Sold
                                                              -----------    -----------
Foreign Currency Buy Contracts
Euro vs. U.S. Dollar, expiring 2/7/00.......................  E15,975,045    $16,900,000        (839,885)
                                                                                              ----------
Net unrealized appreciation on foreign currency forward
  contracts.................................................                                  $4,787,507
                                                                                              ==========

SECURITIES SOLD SHORT. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

At December 31, 1999 there were no open short sales.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the 1933 Act and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered.

Restricted securities held at December 31, 1999:

                                                                Principal                                      Percent
                                              Date(s) of         Amount/                         12/31/99         of
Security                                     Acquisition          Shares            Cost          Value       Net Assets
-----------------------------------------  ----------------  ----------------   ------------   ------------   ----------
245 Park Ave.
  Bank debt
  13.00%, due 12/10/02...................      10/28/99        $    4,832,105   $  4,426,444   $  4,421,376      0.1%
Affinity Group, Inc.
  Bank debt, Tranche B
  10.125%, due 6/30/06...................      12/17/98             8,613,000      8,613,000      8,569,935      0.2
Blackstone Hotel Acquisitions Co.
  Bank debt
  10.1065%, due 6/30/03..................      5/18/99         L    8,390,000     12,224,298     12,102,388      0.3
Euro Disneyland S.N.C.
  Phase 1, Bank debt
  Tranche A
  4.3269%, due 11/30/06..................  7/21/99-12/10/99   FF   15,674,827      1,812,424      1,886,328      0.1
  Tranche D
  4.479%, due 11/30/06...................  7/21/99-12/10/99        20,711,631      2,383,850      2,492,464      0.1
Eurotunnel
  Bank debt, Tier One
  5.28%, due 12/31/12....................  10/28/98-9/8/99        227,888,211     31,145,660     27,511,413      0.8
  7.03%, due 12/31/12....................   3/23/99-9/8/99     L   21,046,644     28,151,218     26,797,609      0.7
First Pacific Capital Ltd.
  Bank debt
  7.4375%, due 1/23/00...................      8/13/98         $   10,160,000     10,078,870      9,550,400      0.3

MainStay High Yield Corporate Bond Fund

                                                                Principal                                      Percent
                                              Date(s) of         Amount/                         12/31/99         of
Security                                     Acquisition          Shares            Cost          Value       Net Assets
-----------------------------------------  ----------------  ----------------   ------------   ------------   ----------
Foamex L.P.
  Bank debt, Term Loan B
  9.6875%, due 6/30/05...................      11/23/99          $  1,284,023   $  1,154,979   $  1,227,847      0.0%(a)
  Bank debt, Term Loan C
  9.9375%, due 6/30/05...................      11/23/99             1,167,293      1,049,908      1,116,224      0.0(a)
  Bank debt, Term Loan D
  10.0625%, due 6/30/05..................      11/23/99             2,535,928      2,280,098      2,424,981      0.1
FRI-MRD Corp.
  14.00%, due 1/24/02....................      10/30/98            19,000,000     19,481,161     18,715,000      0.5
  15.00%, due 1/24/02....................  8/12/97-12/17/99        55,050,000     54,814,419     54,906,000      1.5
Genesis Health Ventures, Inc.
  Bank debt, Term Loan B
  9.40%, due 9/30/04.....................      12/20/99             1,557,248      1,147,306      1,136,791      0.0(a)
  Bank debt, Term Loan C
  9.494%, due 6/1/05.....................      12/20/99             1,553,594      1,144,121      1,134,124      0.0(a)
Global Motorsport Group, Inc.
  Bank debt, Tranche B
  9.75%, due 10/31/05....................      12/15/98             4,950,000      4,950,000      4,925,250      0.1
GPA Group, PLC
  Preferred Stock........................  3/7/96-12/23/97         41,600,000     16,177,800     21,632,000      0.6
Inamed Corp.
  Bridge Loan
  13.4763%, due 6/2/00...................       9/2/99              9,532,417      9,474,343      9,532,417      0.2
International Wireless
  Communications Holdings, Inc.
  (zero coupon), due 8/15/01.............      6/17/98             10,000,000      2,596,173      1,000,000      0.0(a)
Intertek Testing Services Ltd.
  12.00%, due 11/1/07 (b)................  11/8/96-11/1/99          5,717,810      5,530,583      5,374,741      0.2
  Warrants...............................      11/8/96                    691        223,440        221,120      0.0(a)
Isle of Capri Casinos, Inc.
  Bank debt, Tranche A
  8.6619%, due 4/23/04...................  4/23/99-5/12/99          9,045,238      8,982,497      9,045,238      0.2
Metawave Communications Corp.
  Preferred Stock, Series D (c)..........      5/14/99                259,831            606      1,442,062      0.0(a)
Multicare Companies, Inc. (The)
  Bank debt, Term Loan B
  9.7052%, due 9/30/04...................      12/20/99             1,546,613      1,142,517      1,129,028      0.0(a)
  Bank debt, Term Loan C
  10.35%, due 6/1/05.....................      12/20/99               514,219        375,053        375,380      0.0(a)
Orius Corp.
  Bridge Loan
  13.00%, due 12/15/00...................      12/30/99            18,340,000     17,883,006     18,340,000      0.5
Paperboard Industries
  International, Inc.
  Preferred Stock
  5.00%, Class A.........................       5/5/98                219,308      3,643,057      3,485,005      0.1
President Casinos, Inc.
  12.00%, due 9/15/01....................      12/3/98             10,097,000     10,097,000     10,097,000      0.3

                                                                Principal                                      Percent
                                              Date(s) of         Amount/                         12/31/99         of
Security                                     Acquisition          Shares            Cost          Value       Net Assets
-----------------------------------------  ----------------  ----------------   ------------   ------------   ----------
Quest Diagnostics, Inc.
  Bank debt, Term Loan B
  9.3655%, due 8/16/06...................      8/16/99           $  9,916,279   $  9,916,279   $  9,922,477      0.3%
  Bank debt, Term Loan C
  9.7809%, due 8/16/07...................      8/16/99              9,153,488      9,153,488      9,159,209      0.2
S-C Aircraft
  Series 1997-C
  11.00%, due 7/1/04.....................      3/20/97              8,546,680      8,546,680      8,443,436      0.2
Stone Container Corp.
  Bank debt, Term Loan E
  9.5313%, due 10/1/03...................      7/16/97              3,893,794      3,840,178      3,897,578      0.1
Tapco International Corp.
  Bank debt, Term Loan B
  8.76%, due 6/23/07.....................      7/30/99              1,995,000      1,995,000      1,992,506      0.1
  Bank debt, Term Loan C
  9.01%, due 6/23/08.....................      7/30/99              4,987,500      4,987,500      4,981,266      0.1
Titan Tire Corp.
  7.00%, due 2/11/00.....................      6/24/97              6,542,838      6,529,935      6,510,124      0.2
Transtexas Gas Corp.
  Bank debt
  13.00%, due 12/31/01...................      9/21/99              5,666,667      5,666,667      5,666,667      0.2
Unilab Corp.
  Bank debt, Term Loan B
  10.00%, due 11/23/06...................      11/23/99            11,167,013     11,167,013     11,097,219      0.4
United Artists Theatre Co.
  Bank debt, Term Loan B
  10.3067%, due 4/21/06..................  10/18/99-12/20/99       12,097,451      9,365,570      8,921,870      0.2
  Bank debt, Term Loan C
  10.3693%, due 4/21/07..................  10/18/99-12/20/99       15,680,037     12,140,310     11,564,027      0.3
                                                                                ------------   ------------      ---
                                                                                $344,292,451   $342,748,500      9.2%
                                                                                ============   ============      ===

---------------
(a) Less than one tenth of a percent.
(b) PIK ("Payment In Kind")--Interest payment is made with additional shares.
(c) Illiquid security.
FF--French Franc
L--Pound Sterling

COMMITMENTS AND CONTINGENCIES. As of December 31, 1999, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                               Unfunded
                          Borrower                            Commitment
                          --------                            -----------
Isle of Capri Casinos, Inc. ................................  $12,142,857

FINANCIAL INSTRUMENTS WITH CONCENTRATION OF CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship

MainStay High Yield Corporate Bond Fund


with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation. The Fund may be considered to have a concentration of credit risk in the banking industry, since the Fund will only acquire Loan Participations if the Selling Participant and each Intermediate Participant is a financial institution.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income for financial reporting purposes but not for Federal tax purposes are reported as dividends in excess of net investment income. A permanent book/tax difference of $20,122 is an increase to additional paid-in capital. In addition, decreases of $11,002,925, $7,533,988 and $3,489,059 have been made to accumulated distribution in excess of net investment income, accumulated undistributed net realized gain on investments and accumulated undistributed net realized gain on foreign currency, respectively. These book/tax differences are due to the tax treatment of step bond gains and foreign currency gains.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on ex-dividend date.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

      (i) market value of investment securities, other assets and liabilities--at the valuation date,

     (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

MainStay High Yield Corporate Bond Fund


NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.55% on assets in excess of $500 million. For the year ended December 31, 1999 the Manager earned $22,309,768 and waived $1,609,147 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.30% of the average daily net assets of the Fund on assets up to $500 million. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $196,428 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $3,956, $5,180,406 and $35,789, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999 amounted to $4,592,905.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $102,193 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $398,497 for the year ended December 31, 1999.

NOTE 4--FEDERAL INCOME TAX:

For Federal income tax purposes, capital loss carryforwards of $11,538,824 were utilized to the extent provided by regulations to offset realized gains of the Fund, during the year ended December 31, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of U.S. Government securities, other than short-term securities, were $65,943 and $116,411, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $2,696,915 and $2,663,677, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

MainStay High Yield Corporate Bond Fund


NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  YEAR ENDED                    PERIOD ENDED
                                              DECEMBER 31, 1999              DECEMBER 31, 1998
                                         ----------------------------   ----------------------------
                                         CLASS A   CLASS B    CLASS C   CLASS A   CLASS B   CLASS C*
                                         -------   --------   -------   -------   -------   --------
Shares sold............................   35,865     74,195    9,209     24,201    96,382    1,316
Shares issued in reinvestment of
  dividends and distributions..........    3,528     31,228      327      2,470    26,712       22
                                         -------   --------   ------    -------   -------    -----
                                          39,393    105,423    9,536     26,671   123,094    1,338
Shares redeemed........................  (26,457)   (99,743)  (1,791)   (19,049)  (98,329)      (7)
                                         -------   --------   ------    -------   -------    -----
Net increase...........................   12,936      5,680    7,745      7,622    24,765    1,331
                                         =======   ========   ======    =======   =======    =====

-------
* First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay High Yield Corporate Bond Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund
MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

Officers & Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee                   [THE MAINSTAY FUNDS LOGO]
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee                   MAINSTAY HIGH YIELD
MARK GORDON               Trustee                                CORPORATE BOND FUND
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee                                 ANNUAL REPORT
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee                                 DECEMBER 31, 1999
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee                                 [MAINSTAY INVESTMENTS LOGO]
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel

* As of December 31, 1999.

[MAINSTAY INVESTMENTS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay High Yield Corporate Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(c)2000. All rights reserved.                                       MSAN09-02/00

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in the MainStay
                                                              International Bond Fund versus Salomon Smith
                                                              Barney Non-U.S. Dollar World Government Bond
                                                              Index--Class A, Class B, and Class C Shares      4
                                                              Management Discussion and Analysis               6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                     11
                                                              Portfolio of Investments                        13
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               28
                                                              The MainStay Funds                              29

                       This page intentionally left blank

PRESIDENT'S LETTER

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2000

---------------
* Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

$10,000 INVESTED IN THE MAINSTAY INTERNATIONAL
BOND FUND VERSUS SALOMON SMITH BARNEY
NON-U.S. DOLLAR WORLD GOVERNMENT BOND INDEX

CLASS A SHARES SEC Returns: 1 Year -12.35%, 5 Years 6.13%, Since Inception 5.81% [Class A Shares Bar Graph]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
 YEAR                                                              MAINSTAY INTERNATIONAL          DOLLAR WORLD GOVERNMENT BOND
 END                                                                     BOND FUND                            INDEX*
-------                                                             -------------------           -----------------------------
9/13/94                                                                $    9,550                          $   10,000
12/94                                                                       9,569                              10,256
12/95                                                                      11,356                              12,261
12/96                                                                      12,935                              12,761
12/97                                                                      13,171                              12,218
12/98                                                                      14,700                              14,392
12/99                                                                      13,492                              13,661

CLASS B SHARES SEC Returns: 1 Year -13.49%, 5 Years 6.06%, Since Inception 5.89% [Class B Shares Bar Graph]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
 YEAR                                                              MAINSTAY INTERNATIONAL          DOLLAR WORLD GOVERNMENT BOND
 END                                                                     BOND FUND                            INDEX*
-------                                                             -------------------           -----------------------------
9/13/94                                                               $   10,000.00                       $   10,000.00
12/94                                                                     10,020.00                           10,256.00
12/95                                                                     11,819.00                           12,261.00
12/96                                                                     13,371.00                           12,761.00
12/97                                                                     13,525.00                           12,218.00
12/98                                                                     14,985.00                           14,392.00
12/99                                                                     13,509.00                           13,661.00

CLASS C SHARES SEC Returns: 1 Year -9.85%, 5 Years 6.37%, Since Inception 6.03% [Class C Shares Bar Graph]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
 YEAR                                                              MAINSTAY INTERNATIONAL          DOLLAR WORLD GOVERNMENT BOND
 END                                                                     BOND FUND                            INDEX*
-------                                                             -------------------           -----------------------------
9/13/94                                                               $   10,000.00                       $   10,000.00
12/94                                                                     10,020.00                           10,256.00
12/95                                                                     11,819.00                           12,261.00
12/96                                                                     13,371.00                           12,761.00
12/97                                                                     13,525.00                           12,218.00
12/98                                                                     14,985.00                           14,392.00
12/99                                                                     13,645.00                           13,661.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 9/13/94 reflecting the effect of the 4.5% up-front sales charge, thereby reducing the amount of the investment to $9,550, and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their loads and expense structures. The Class B graph assumes an initial investment of $10,000 made on 9/13/94. Performance reflects a 1% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 9/13/94 and includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. (The $10,000 invested in the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index begins on 8/31/94.) All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The Salomon Smith Barney Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. An investment cannot be made directly into an index.

-------

(1) Euroland refers to the countries participating in European Monetary Union, a system that allows several European nations to operate with a common currency.
(2) See footnote and table on page 11 for more information on Lipper Inc.
(3) See footnote on page 5 for more information on the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index.
(4) Duration is a measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account both interest and principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone. A portfolio's duration is considered neutral when it reflects the duration of its benchmark.

MANAGEMENT DISCUSSION AND ANALYSIS

Several factors impacted the market for international bonds in 1999. The rapid recovery of many emerging-market economies that had experienced crises in 1998 reduced the concerns of many investors over a global economic collapse. Indeed, we believe the monetary easing that followed the 1998 Russian financial crisis helped stimulate global growth, pushing commodity prices higher and raising inflation concerns. Many central banks responded by raising interest rates in the second half of 1999, which had a negative impact on international bond prices.

The introduction of the euro in January 1999 came with much pomp--but little circumstance--as interest in the new currency quickly faded, taking a toll on U.S. investors with holdings in the currency itself and in Euroland bonds.(1) On the other side of the globe, Japan's economy recovered sharply in 1999, after a fiscal-stimulus package was implemented that improved performance for both stock and bond investors. Following a massive sell-off early in the year, Japanese bonds staged a remarkable comeback, to make Japan the world's best-performing bond market for 1999 in both U.S.-dollar and local-currency terms. As Japan's economy improved, the yen strengthened against the dollar.

PERFORMANCE REVIEW

For the year ended December 31, 1999, the MainStay International Bond Fund returned -8.22% for Class A shares and -8.94% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -4.60% return of the average Lipper(2) international income fund and the -5.07% return of the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index.(3) Much of the Fund's underperformance resulted from long euro and short yen currency positions, which detracted from performance as the euro faded and the yen strengthened relative to the U.S. dollar during the year. The Fund was also underweighted in Japanese bonds, which detracted from performance as Japan outpaced other international bond markets.

We pursued a neutral duration strategy(4) for the Fund's overall portfolio, but durations varied among different sectors of the Fund. Generally, the Fund maintained a long-duration strategy in the European bloc, stayed neutral in the yen bloc, and held shorter-duration bonds in the dollar bloc, especially after the Federal Reserve tightened policy in the third quarter of 1999. Although our duration strategy for the Fund had an overall positive impact on Fund performance, it met with greater success in the first half of 1999.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[CLASS A BAR GRAPH]

 YEAR          TOTAL
 END           RETURN
------------  --------
12/94          0.20%
12/95         18.68
12/96         13.90
12/97          1.83
12/98         11.61
12/99         -8.22

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C SHARES BAR GRAPH]

 YEAR          TOTAL
 END           RETURN
------------  --------
12/94          0.20%
12/95         17.96
12/96         13.13
12/97          1.15
12/98         10.79
12/99         -8.94

JAPANESE MARKET ADVANCES

After assiduously avoiding Japanese bonds for the past several years, we began to invest the Fund in them early in 1999, when a massive sell-off provided a comfortable entry point into the market. From a zero weighting at the beginning of the year, we used any weakness in the market as an opportunity to bring the Fund's weighting closer to neutral. By year-end, the Fund's Japanese exposure was two-thirds of the benchmark weighting, an increase in excess of twenty percent. Even so, being underweighted in the best-performing bond market of 1999 had a negative impact on the Fund's performance.

The Fund remained underweighted in the Japanese yen throughout the year. During the first half of 1999, this had a positive impact as the U.S. dollar gained versus the yen. From July through December, however, the Fund's hedged position had a negative impact on performance, as the yen continued to strengthen versus the dollar. We believe that Japan's fiscal stimulus package, which has helped strengthen the yen through the end of 1999, may have the opposite effect going forward as market liquidity increases. As a result, we have continued to hedge a portion of the Fund's yen exposure.

EUROPEAN STRATEGIES

In Europe, the Fund focused on markets that we believed would need to ease monetary policy. During the first quarter of the year, the Fund benefited from positions in Norwegian bonds, which were quite strong. The Fund was overweighted in U.K. bonds, which tended to lag the market, despite easing by the Bank of England during the first half of 1999. Early in October, however, we established a tactical position in five-year U.K. bonds following their underperformance, then took profits as they led the market in the second half of that month.

In Euroland, the Fund had its highest weightings in German, Italian, and Spanish bonds, but during the first half of 1999, performance suffered when the Fund underweighted portions of the yield curve that tended to outperform. Remaining overweighted in the euro hurt the Fund's performance as the currency, with brief exceptions, continued to decline relative to the U.S. dollar throughout the year.

DOLLAR-BLOC STRATEGIES

Despite strong third-quarter results in Australia, the Fund's dollar-block investments, including Australian and Canadian bonds, had negative returns for 1999, largely as a result of the global trend toward raising interest rates late in the year.

In October, we believed that weakness in the Canadian dollar had been excessive, and took a long position in the currency, seeking to benefit from its potential for recovery. Although the position was relatively small, it benefited the Fund as the Canadian dollar strengthened versus the U.S. dollar through the end of the year.

Past performance is no guarantee of future results.

LOOKING AHEAD

We continue to anticipate a recovery in the euro. As the economies of the euro bloc continue to expand, we believe capital flows should return to the market. With an already large current-account surplus, we believe the euro should rally against the U.S. dollar and the Japanese yen.

We expect that many leading nations will have a bias toward raising interest rates in the first half of 2000. If inflation remains in check and it becomes evident that economies are not overheating, we expect a modest rally in government bonds to commence in the third quarter. United States consumer and government spending will be key influences in the global bond picture, and we will keep a sharp eye on domestic developments. As the November elections approach, we expect government spending to increase and rhetoric about tax cuts to possibly have a negative impact on U.S. bond markets.

Whatever the economy or the markets may bring, the Fund will continue to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

Joseph Portera
Maureen McFarland
Portfolio Managers
MacKay Shields LLC

   FOREIGN-CURRENCY FORWARD TRANSACTIONS AND NONTAXABLE DISTRIBUTION

   As far as possible, the MainStay International Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. It also seeks to protect its investments from adverse changes in foreign currencies by entering into foreign-currency forward transactions, which may produce gains or losses for the Fund. During the year ended December 31, 1999, a net loss on these transactions caused most of the dividends paid throughout the year to be reclassified as a return of capital. The return of capital to shareholders had no material impact on the Fund's performance or net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

     SHARE CLASS    RETURN OF CAPITAL AMOUNT    PERCENT OF TOTAL INCOME DIVIDENDS PAID IN 1999
    --------------  -------------------------   ----------------------------------------------
    Class A shares    $0.5127 per share                             92.89%
    Class B shares    $0.4503 per share                             92.89%
    Class C shares    $0.4503 per share                             92.89%

   Whenever a Fund returns capital to you, the cost basis of your Fund holdings is reduced by the amount of the nontaxable distribution. Accurate cost-basis accounting is important in determining any capital gains or losses when shares are eventually sold. You should consult with your tax advisor for additional information on determining the cost basis of your mutual fund shares. This material is provided for informational purposes only. Shareholders should refer to their 1999 Form 1099-DIV for the total amount of their distributions that are taxable and nontaxable.

RETURNS AND LIPPER RANKINGS as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                         LIFE OF FUND
                    1 YEAR   5 YEARS   THROUGH 12/31/99
    Class A          -8.22%  7.11%          6.73%
    Class B          -8.94%  6.37%          6.03%
    Class C          -8.94%  6.37%          6.03%

   FUND SEC RETURNS*

                                         LIFE OF FUND
                    1 YEAR   5 YEARS   THROUGH 12/31/99
    Class A         -12.35%  6.13%          5.81%
    Class B         -13.49%  6.06%          5.89%
    Class C          -9.85%  6.37%          6.03%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                              LIFE OF FUND
                     1 YEAR      5 YEARS    THROUGH 12/31/99
    Class A         44 out of   10 out of       10 out of
                    57 funds    30 funds        30 funds
    Class B         46 out of   14 out of       10 out of
                    57 funds    30 funds        25 funds
    Class C         46 out of   n/a             48 out of
                    57 funds                    52 funds
    Average Lipper
    international
    income fund     -4.60%      6.47%           5.96%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

             NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A     $9.07       $0.5520      $0.0930
    Class B     $9.08       $0.4842      $0.0930
    Class C     $9.08       $0.4842      $0.0930

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) up to 12/31/94. Performance figures for the two classes vary after this date based on differences in their loads and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (9/13/94) up to 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 9/13/94 through 12/31/99. Lipper returns and rankings are unaudited.

MAINSTAY INTERNATIONAL BOND FUND

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
LONG-TERM BONDS (98.6%)+
CORPORATE BONDS (13.9%)

GERMANY (7.2%)
Bayerische VBK New York
 4.50%, due 6/24/02...........   E    272,000      $   272,480
Deutsche Pfandbriefbank
 Series 436
 5.75%, due 3/4/09............      1,056,000        1,064,776
Kredit Fuer Wiederaufbau
 5.00%, due 1/4/09............        591,000          568,542
                                                   -----------
                                                     1,905,798
                                                   -----------
JAPAN (6.7%) (C)
Inter-American Development
 Bank
 1.90%, due 7/8/09............  Y  80,000,000          799,159
International Bank
 Reconstruction & Development
 4.75%, due 12/20/04..........     82,500,000          957,066
                                                   -----------
                                                     1,756,225
                                                   -----------
Total Corporate Bonds
 (Cost $3,709,334)............                       3,662,023
                                                   -----------
GOVERNMENTS & FEDERAL AGENCIES (84.7%)
AUSTRALIA (2.0%)
Australian Government
 Series 302
 9.75%, due 3/15/02...........  A$    413,000          289,369
Federal National Mortgage
 Association
 Series EMTN
 6.375%, due 8/15/07..........        370,000          229,197
                                                   -----------
                                                       518,566
                                                   -----------
AUSTRIA (3.0%)
Republic of Austria
 Series 98 2
 4.30%, due 7/15/03...........   E    794,000          785,954
                                                   -----------

BELGIUM (4.3%)
Kingdom of Belgium
 Series 10
 8.75%, due 6/25/02...........      1,038,000        1,142,351
                                                   -----------

CANADA (5.0%)
Canadian Government
 Series WH31
 6.00%, due 6/1/08............  C$    913,000          623,114
 Series VR22
 7.50%, due 3/1/01............        806,000          567,848
 Series VW17
 8.00%, due 6/1/27............        161,000          136,397
                                                   -----------
                                                     1,327,359
                                                   -----------
DENMARK (1.2%)
Kingdom of Denmark
 7.00%, due 12/15/04..........  DK  2,188,000          316,040
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
FINLAND (3.1%)
Finnish Government
 Series RG
 10.00%, due 9/15/01..........   E    738,000      $   808,123
                                                   -----------

FRANCE (4.2%)
France Obligations
 Assimilables du Tresor
 4.00%, due 4/25/09...........        707,000          631,446
 5.50%, due 4/25/29...........        500,000          468,266
                                                   -----------
                                                     1,099,712
                                                   -----------
GERMANY (16.3%)
Bundesobligation
 Series 127
 4.50%, due 5/19/03...........      1,824,000        1,821,057
Republic of Deutschland
 Series 98
 5.25%, due 1/4/08............        356,000          355,211
 5.625%, due 1/4/28...........        751,000          717,041
 Series 96
 6.00%, due 1/5/06............      1,345,000        1,413,342
                                                   -----------
                                                     4,306,651
                                                   -----------
ITALY (7.3%)
Buoni Poliennali del Tesoro
 5.00%, due 5/1/08............        516,000          500,633
 6.50%, due 11/1/27...........        237,999          249,186
 8.25%, due 7/1/01............        739,000          780,402
 8.50%, due 1/1/04............        357,000          393,641
                                                   -----------
                                                     1,923,862
                                                   -----------
JAPAN (22.7%) (C)
Japanese Government
 Series 206
 1.50%, due 9/22/08...........  Y  45,200,000          439,029
 Series 43
 2.90%, due 9/20/19...........     36,200,000          384,822
 Series 182
 3.00%, due 9/20/05...........    150,100,000        1,604,326
 Series 174
 4.60%, due 9/20/04...........     99,500,000        1,136,091
 Series 145
 5.50%, due 3/20/02...........    220,900,000        2,402,911
                                                   -----------
                                                     5,967,179
                                                   -----------
NETHERLANDS (3.2%)
Netherlands Government
 3.75%, due 7/15/09...........   E    960,000          841,050
                                                   -----------

SPAIN (4.9%)
Bonos Y Obligacion del Estado
 4.50%, due 7/30/04...........        821,000          807,413
 5.15%, due 7/30/09...........        499,000          486,621
                                                   -----------
                                                     1,294,034
                                                   -----------
SWEDEN (1.0%)
Swedish Government
 Series 1040
 6.50%, due 5/5/08............  SK  2,100,000          258,106
                                                   -----------
-------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY INTERNATIONAL BOND FUND

                                  PRINCIPAL
                                   AMOUNT             VALUE
                               -------------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
UNITED KINGDOM (6.5%)
Federal National Mortgage
 Association
 Series EMTN
 6.875%, due 6/7/02...........   L    590,000      $   951,288
United Kingdom Treasury Bonds
 8.00%, due 12/7/15...........        351,000          752,676
                                                   -----------
                                                     1,703,964
                                                   -----------
Total Governments & Federal
 Agencies
 (Cost $23,959,837)...........                      22,292,951
                                                   -----------
Total Long-Term Bonds
 (Cost $27,669,171)...........                      25,954,974
                                                   -----------
                                  NOTIONAL
                                   AMOUNT
                                -------------
PURCHASED OPTIONS (0.3%)

UNITED STATES (0.3%)
Australian Dollar Call/U.S.
 Dollar Put
 Strike price A$0.645
 Expire 5/17/00 (a)...........      1,850,000           55,796
U.S. Dollar Call/Euro Put
 Strike price E0.990
 Expire 1/27/00 (a)...........      1,925,000           13,900
U.S. Dollar Call/Japanese Yen
 Put
 Strike price Y110
 Expire 2/9/00 (a)............      1,405,000            1,367
                                                   -----------
Total Purchased Options
 (Cost $76,174)...............                          71,063
                                                   -----------

Total Investments
 (Cost $27,745,345) (d).......           98.9%      26,026,037(e)
Cash and Other Assets,
 Less Liabilities.............            1.1          302,819
                                        -----      -----------
Net Assets....................          100.0%     $26,328,856
                                        =====      ===========
                                  NOTIONAL
                                   AMOUNT             VALUE
                               -------------------------------
WRITTEN CALL OPTIONS (-0.0%) (B)

UNITED STATES (-0.0%) (B)
Australian Dollar Call/U.S.
 Dollar Put
 Strike Price A$0.675
 Expire 5/17/00 (a)...........     (1,850,000)     $   (19,212)
U.S. Dollar Call/Australian
 Dollar Put
 Strike Price A$0.610
 Expire 5/17/00 (a)...........     (1,850,000)          (6,681)
                                                   -----------
Total Written Call Options
 (Premium $26,973)............                     $   (25,893)
                                                   ===========

-------
 (a) Non-income producing security.
 (b) Less than one tenth of a percent.
 (c) At December 31, 1999, substantially all of the Funds' net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities

     As of December 31, 1999, the Fund invested approximately 29.4% of its net assets in issuers in Japan. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

     Substantially all of the Fund's net assets consist of securities which are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, certain securities may be subject to substantial governmental involvement in the economy and social, economic and political uncertainty.
 (d) The cost for Federal income tax purposes is $27,860,318.
 (e) At December 31, 1999 net unrealized depreciation for securities was $1,834,281, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $350,078, and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,184,359.
 (f) The following abbreviations are used in the above portfolio:
     A$ --Australian Dollar
     C$ --Canadian Dollar
     DK--Danish Krone
     E --Euro
     Y --Japanese Yen
     L --Pound Sterling
     SK--Swedish Krona
     $ --U.S. Dollar

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $27,745,345)..............................................       $26,026,037
Cash denominated in foreign currencies (identified cost
  $18,999)..................................................            19,035
Receivables:
  Interest..................................................           638,139
  Fund shares sold..........................................            23,099
Unrealized appreciation on foreign currency forward
  contracts.................................................            90,247
                                                                   -----------
        Total assets........................................        26,796,557
                                                                   -----------
LIABILITIES:
Written call options, at value (premium received $26,973)...            25,893
Payables:
  Custodian.................................................           127,296
  Fund shares redeemed......................................            91,744
  NYLIFE Distributors.......................................            14,816
  MainStay Management.......................................            10,154
  Transfer agent............................................             9,748
  Trustees..................................................               214
Accrued expenses............................................            52,065
Unrealized depreciation on foreign currency forward
  contracts.................................................           135,771
                                                                   -----------
        Total liabilities...................................           467,701
                                                                   -----------
Net assets..................................................       $26,328,856
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    13,582
  Class B...................................................            15,362
  Class C...................................................                52
Additional paid-in capital..................................        28,684,868
Accumulated distribution in excess of net investment
  income....................................................           (42,122)
Accumulated net realized loss on investments................          (558,585)
Net unrealized depreciation on investments and written call
  options...................................................        (1,718,228)
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           (66,073)
                                                                   -----------
Net assets..................................................       $26,328,856
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $12,325,752
                                                                   ===========
Shares of beneficial interest outstanding...................         1,358,225
                                                                   ===========
Net asset value per share outstanding.......................       $      9.07
Maximum sales charge (4.50% of offering price)..............              0.43
                                                                   -----------
Maximum offering price per share outstanding................       $      9.50
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $13,955,481
                                                                   ===========
Shares of beneficial interest outstanding...................         1,536,162
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.08
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $    47,623
                                                                   ===========
Shares of beneficial interest outstanding...................             5,241
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.08
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Interest (a)..............................................  $ 1,620,840
                                                              -----------
Expenses:
  Management................................................      209,562
  Distribution--Class B.....................................      122,118
  Distribution--Class C.....................................          340
  Transfer agent............................................      116,570
  Service--Class A..........................................       34,024
  Service--Class B..........................................       40,706
  Service--Class C..........................................          113
  Professional..............................................       41,850
  Registration..............................................       34,857
  Custodian.................................................       33,579
  Shareholder communication.................................       22,755
  Recordkeeping.............................................       13,312
  Amortization of organization expense......................        6,966
  Trustees..................................................          816
  Miscellaneous.............................................       17,317
                                                              -----------
    Total expenses before waiver............................      694,885
Fees waived by Manager......................................      (89,812)
                                                              -----------
    Net expenses............................................      605,073
                                                              -----------
Net investment income.......................................    1,015,767
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................     (546,917)
  Option transactions.......................................        5,688
  Foreign currency transactions.............................     (873,654)
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (1,414,883)
                                                              -----------
Net change in unrealized appreciation on:
  Security transactions.....................................   (2,238,307)
  Written call option transactions..........................        1,080
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......     (159,792)
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (2,397,019)
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (3,811,902)
                                                              -----------
Net decrease in net assets resulting from operations........  $(2,796,135)
                                                              ===========

-------

     Interest recorded net of foreign withholding taxes of
(a)  $1,235.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  1999           1998
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 1,015,767    $ 1,588,170
  Net realized gain (loss) on investments and foreign
    currency transactions...................................   (1,414,883)       520,792
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........   (2,397,019)     1,403,814
                                                              -----------    -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................   (2,796,135)     3,512,776
                                                              -----------    -----------
Dividends and distributions to shareholders:
  From net investment income and net realized gain on
    foreign currency transactions:
    Class A.................................................      (54,546)      (804,108)
    Class B.................................................      (57,078)      (926,482)
    Class C.................................................         (163)            (5)
  From net realized gain on investments:
    Class A.................................................           --       (129,031)
    Class B.................................................           --       (156,223)
    Class C.................................................           --             (3)
  In excess of net realized gain on investments:
    Class A.................................................     (126,027)            --
    Class B.................................................     (142,146)            --
    Class C.................................................         (480)            --
  Return of capital
    Class A.................................................     (712,492)            --
    Class B.................................................     (745,579)            --
    Class C.................................................       (2,130)            --
                                                              -----------    -----------
      Total dividends and distributions to shareholders.....   (1,840,641)    (2,015,852)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    1,907,757      3,679,261
    Class B.................................................    2,438,569      3,454,744
    Class C.................................................      128,002            300
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      385,784        362,472
    Class B.................................................      815,129        919,787
    Class C.................................................        1,984              6
                                                              -----------    -----------
                                                                5,677,225      8,416,570
  Cost of shares redeemed:
    Class A.................................................   (3,405,421)    (1,411,366)
    Class B.................................................   (5,571,177)    (7,295,962)
    Class C.................................................      (74,513)            --
                                                              -----------    -----------
      Decrease in net assets derived from capital share
       transactions.........................................   (3,373,886)      (290,758)
                                                              -----------    -----------
      Net increase (decrease) in net assets.................   (8,010,662)     1,206,166
NET ASSETS:
Beginning of year...........................................   34,339,518     33,133,352
                                                              -----------    -----------
End of year.................................................  $26,328,856    $34,339,518
                                                              ===========    ===========
Accumulated distribution in excess of net investment income
  at end of year............................................  $   (42,122)   $   (78,132)
                                                              ===========    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS selected per share data and ratios

                                                                                         Class A
                                                               -----------------------------------------------------------
                                                                                 Year ended December 31,
                                                               -----------------------------------------------------------
                                                                1999         1998         1997         1996         1995
                                                               -------      -------      -------      -------      -------
Net asset value at beginning of period...................      $ 10.57      $ 10.10      $ 10.95      $ 10.43      $  9.90
                                                               -------      -------      -------      -------      -------
Net investment income....................................         0.36         0.54         0.80         0.72         1.15
Net realized and unrealized gain (loss) on investments...        (0.89)        0.58        (0.94)        0.27         0.59
Net realized and unrealized gain (loss) on foreign
  currency transactions..................................        (0.33)        0.02         0.33         0.41         0.07
                                                               -------      -------      -------      -------      -------
Total from investment operations.........................        (0.86)        1.14         0.19         1.40         1.81
                                                               -------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income and net realized gain on
    foreign currency transactions........................        (0.04)       (0.58)       (0.76)       (0.73)       (0.61)
  From net realized gain on investments..................           --        (0.09)       (0.28)       (0.15)       (0.28)
  In excess of net realized gain on investments and
    foreign currency transactions........................        (0.09)          --           --           --        (0.39)
  Return of capital......................................        (0.51)          --           --           --           --
                                                               -------      -------      -------      -------      -------
Total dividends and distributions........................        (0.64)       (0.67)       (1.04)       (0.88)       (1.28)
                                                               -------      -------      -------      -------      -------
Net asset value at end of period.........................      $  9.07      $ 10.57      $ 10.10      $ 10.95      $ 10.43
                                                               =======      =======      =======      =======      =======
Total investment return (a)..............................        (8.22%)      11.61%        1.83%       13.90%       18.68%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income................................         3.80%        5.17%        5.35%         5.4%         5.6%
    Net expenses.........................................         1.61%        1.59%        1.56%         1.5%         1.5%
    Expenses (before waiver).............................         1.91%        1.89%        1.86%         1.8%         1.8%
Portfolio turnover rate..................................          281%         287%         179%          59%         103%
Net assets at end of period (in 000's)...................      $12,326      $15,542      $12,263      $11,965      $11,494

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                               Class B                                           Class C
     -----------------------------------------------------------      ------------------------------
                                                                                        September 1*
                       Year ended December 31,                         Year ended         through
     -----------------------------------------------------------      December 31,      December 31,
      1999         1998         1997         1996         1995            1999              1998
     -------      -------      -------      -------      -------      ------------      ------------
     $ 10.59      $ 10.12      $ 10.98      $ 10.45      $  9.90         $10.59            $10.13
     -------      -------      -------      -------      -------         ------            ------
        0.29         0.46         0.74         0.64         1.06           0.29              0.16
       (0.90)        0.58        (0.96)        0.27         0.61          (0.90)             0.53
       (0.33)        0.02         0.34         0.42         0.07          (0.33)             0.02
     -------      -------      -------      -------      -------         ------            ------
       (0.94)        1.06         0.12         1.33         1.74          (0.94)             0.71
     -------      -------      -------      -------      -------         ------            ------
       (0.03)       (0.50)       (0.70)       (0.65)       (0.56)         (0.03)            (0.16)
          --        (0.09)       (0.28)       (0.15)       (0.28)            --             (0.09)
       (0.09)          --           --           --        (0.35)         (0.09)               --
       (0.45)          --           --           --           --          (0.45)               --
     -------      -------      -------      -------      -------         ------            ------
       (0.57)       (0.59)       (0.98)       (0.80)       (1.19)         (0.57)            (0.25)
     -------      -------      -------      -------      -------         ------            ------
     $  9.08      $ 10.59      $ 10.12      $ 10.98      $ 10.45         $ 9.08            $10.59
     =======      =======      =======      =======      =======         ======            ======
       (8.94%)      10.79%        1.15%       13.13%       17.96%         (8.94%)            7.05%
        3.05%        4.42%        4.69%         4.8%         4.9%          3.05%             4.42%+
        2.36%        2.34%        2.22%         2.1%         2.2%          2.36%             2.34%+
        2.66%        2.64%        2.52%         2.4%         2.5%          2.66%             2.64%+
         281%         287%         179%          59%         103%           281%              287%
     $13,955      $18,797      $20,870      $19,020      $13,212         $   48            $   --(b)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY INTERNATIONAL BOND FUND

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

High yield bonds may involve special risks not commonly associated with investment in higher rated debt securities. These bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular

NOTES TO FINANCIAL STATEMENTS

trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation

MAINSTAY INTERNATIONAL BOND FUND

(depreciation) on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 1999:

                                                        CONTRACT        CONTRACT        UNREALIZED
                                                         AMOUNT          AMOUNT       APPRECIATION/
                                                          SOLD          PURCHASED     (DEPRECIATION)
                                                     --------------   -------------   --------------
Foreign Currency Sale Contracts
--------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  2/18/00..........................................  A$     459,000   $     295,871     $  (4,712)
Danish Krone vs. Euro, expiring 2/23/00............  DK   1,030,300   E     138,375           (18)
Euro vs. Danish Krone, expiring 2/23/00............  E      138,445   DK  1,030,300           (53)
Euro vs Pound Sterling, expiring 2/7/00............  E    1,133,043   L     729,000        36,006
Euro vs. U.S. Dollar, expiring 2/7/00..............  E      510,000   $     515,228         2,510
Japanese Yen vs. U.S. Dollar, expiring 3/1/00......  Y   35,400,000   $     352,519         3,193
Japanese Yen vs. U.S. Dollar, expiring 3/1/00......  Y   70,365,000   $     688,503        (5,858)
New Zealand Dollar vs. U.S. Dollar, expiring
  2/18/00..........................................  ND   1,351,000   $     703,087        (2,064)
Pound Sterling vs. Euro, expiring 2/7/00...........  L      300,000   E     458,540       (22,591)
Pound Sterling vs. U.S. Dollar, expiring 2/7/00....  L      941,000   $   1,526,396         9,584
                                                        CONTRACT        CONTRACT
                                                         AMOUNT          AMOUNT
                                                       PURCHASED          SOLD
                                                     --------------   -------------
Foreign Currency Buy Contracts
--------------------------------
Canadian Dollar vs. U.S. Dollar, expiring
  2/28/00..........................................  C$     990,141   $     671,100        12,086
Canadian Dollar vs. U.S. Dollar, expiring
  2/28/00..........................................  C$     589,500   $     402,561         4,187
Euro vs. U.S. Dollar, expiring 2/7/00..............  E    1,360,776   $   1,420,149       (52,122)
Euro vs. U.S. Dollar, expiring 2/7/00..............  E    1,685,000   $   1,742,331       (48,353)
Japanese Yen vs. U.S. Dollar, expiring 3/1/00......  Y   33,953,640   $     332,000         3,054
New Zealand Dollar vs. U.S. Dollar, expiring
  2/18/00..........................................  ND   1,351,000   $     685,524        19,627
                                                                                        ---------
Net unrealized depreciation on foreign currency
  forward contracts................................                                     $ (45,524)
                                                                                        =========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the year ended December 31, 1999 was as follows:

                                                               NOTIONAL
                                                                AMOUNT     PREMIUM
                                                              ----------   --------
Options outstanding at December 31, 1998....................          --         --
Options--written............................................  (5,185,000)  $(30,983)
Options--expired............................................   1,485,000      4,010
                                                              ----------   --------
Options outstanding at December 31, 1999....................  (3,700,000)  $(26,973)
                                                              ==========   ========

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $54,000 and were amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for Federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of

MAINSTAY INTERNATIONAL BOND FUND

net realized capital gains. A permanent book/tax difference of $5,684 is an increase to accumulated net realized loss on investments. In addition, decreases of $592,231, $873,654 and $1,460,201 have been made to accumulated distributions in excess of net investment income, accumulated net realized loss on foreign currency transactions and additional paid-in-capital, respectively. These book/tax differences are due to a return of capital distribution and the tax treatment of short-term capital gains and foreign currency losses.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at December 31, 1999:

             CURRENCY                                    COST                    VALUE
-----------------------------------                     -------                 -------
Euro                 E       (9,887)                    $(9,934)                $(9,911)
Japanese Yen         Y    2,634,661                      25,731                  25,740
New Zealand Dollar   ND       6,147                       3,202                   3,206
                                                        -------                 -------
                                                        $18,999                 $19,035
                                                        =======                 =======

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has agreed to waive a portion of its fee, 0.30% of the Fund's average daily net assets, until such time as the Fund reaches $50 million in net assets. For the year ended December 31, 1999, the Manager earned $209,562 and waived $89,812 of its fee.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee of 0.45% of the average daily net assets of the Fund. The Subadvisor has voluntarily agreed to waive a portion of its fee until such time as the Fund reaches $50 million in net assets.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has

MAINSTAY INTERNATIONAL BOND FUND

adopted a Distribution Plan ("the Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $1,708 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $26,524 and $1,392, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999 amounted to $116,570.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1999, the Distributor beneficially held shares of Class A of the Fund with a net asset value of $7,123,164 which represents 57.8% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $833 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $13,312 for the year ended December 31, 1999.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1999, for Federal income tax purposes, capital loss carryforwards of $402,968 which have been deferred for Federal income tax purposes, were available to the extent provided by regulations to offset future realized gains of the Fund through 2007. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The Fund intends to elect to treat for Federal income tax purposes approximately $128,272 of qualifying realized capital gains and foreign exchange gains that arose during the year after October 31, 1999 as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of U.S. Government securities were $1,820 and $2,849, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $76,134 and $76,304, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There was no outstanding balance on this line of credit during the year ended December 31, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED                     YEAR ENDED
                                                    DECEMBER 31, 1999              DECEMBER 31, 1998
                                               ---------------------------   -----------------------------
                                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C*
                                               -------   -------   -------   -------   -------   ---------
Shares sold..................................    200       248       13        359       333         --
Shares issued in reinvestment of dividends
  and distributions..........................     41        85       --         35        89         --
                                                ----      ----       --       ----      ----       ----
                                                 241       333       13        394       422         --
Shares redeemed..............................   (354)     (572)      (8)      (137)     (709)        --
                                                ----      ----       --       ----      ----       ----
Net increase (decrease)......................   (113)     (239)       5        257      (287)        --(a)
                                                ====      ====       ==       ====      ====       ====

-------

 *   First offered on September 1, 1998.
(a)  Less than one thousand shares.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay International Bond Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund
MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

OFFICERS & TRUSTEES*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel
* As of December 31, 1999.

[MAINSTAY INVESTMENTS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay International Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN10-02/00

[RECYCLE LOGO]

[THE MAINSTAY FUNDS LOGO]

MainStay
International Bond Fund

ANNUAL REPORT
DECEMBER 31, 1999

[MAINSTAY INVESTMENTS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in the MainStay
                                                              International Equity Fund versus Morgan
                                                              Stanley Capital International EAFE
                                                              Index--Class A, Class B, and Class C Shares      4
                                                              Management Discussion and Analysis               6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                     11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            17
                                                              Notes to Financial Statements                   22
                                                              Report of Independent Accountants               30
                                                              The MainStay Funds                              31

                       This page intentionally left blank

President's Letter

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.(*)

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2000

---------------
(*) Source: "Trends in Mutual Fund Investing, December 1999," Investment Company
    Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

$10,000 Invested in the MainStay
International Equity Fund versus
Morgan Stanley Capital International
EAFE Index

CLASS A SHARES SEC Returns: 1 Year 20.53%, 5 Years 11.83%, Since Inception
10.63%

                                                                   MORGAN STANLEY CAPITAL         MAINSTAY INTERNATIONAL EQUITY
                                                                 INTERNATIONAL EAFE INDEX(*)          FUND - CLASS A SHARES
                                                                 -------------------------        -----------------------------
9/13/94                                                                    10000                               9450
12/94                                                                       9586                               9233
12/95                                                                      10661                               9718
12/96                                                                      11306                              10669
12/97                                                                      11507                              11151
12/98                                                                      13808                              13400
12/99                                                                      17532                              17090

CLASS B SHARES SEC Returns: 1 Year 21.60%, 5 Years 12.01%,
Since Inception 10.91%

                                                                   MORGAN STANLEY CAPITAL         MAINSTAY INTERNATIONAL EQUITY
                                                                     INTERNATIONAL EAFE(*)            FUND - CLASS B SHARES
                                                                   ----------------------         -----------------------------
9/13/94                                                                    10000                              10000
12/94                                                                       9586                               9770
12/95                                                                      10661                              10187
12/96                                                                      11306                              11109
12/97                                                                      11507                              11529
12/98                                                                      13808                              13759
12/99                                                                      17532                              17244

CLASS C SHARES SEC Returns: 1 Year 25.60%, 5 Years 12.26%,
Since Inception 11.03%

                                                                   MORGAN STANLEY CAPITAL         MAINSTAY INTERNATIONAL EQUITY
                                                                     INTERNATIONAL EAFE(*)            FUND - CLASS C SHARES
                                                                   ----------------------         -----------------------------
9/13/94                                                                    10000                              10000
12/94                                                                       9586                               9770
12/95                                                                      10661                              10187
12/96                                                                      11306                              11109
12/97                                                                      11507                              11529
12/98                                                                      13808                              13759
12/99                                                                      17532                              17418

-------

    Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 9/13/94 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450, and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their loads and expense structures. The Class B graph assumes an initial investment of $10,000 made on 9/13/94. Performance reflects a 1% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 9/13/94 and includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

(*) The Morgan Stanley Capital International Europe, Australasia, Far East
    Index--the EAFE Index--is an unmanaged, capitalization-weighted index containing approximately 1,200 equity securities of companies located outside the U.S. An investment cannot be made directly into an index.

Management Discussion and Analysis

The stock markets began 1999 on a positive note, as a bailout package for Brazil, led by the International Monetary Fund, eased the concerns of many investors about continuing volatility in some markets. Early in the year, enthusiasm over the January introduction of the euro began to fade and European stocks declined, while a strengthening economy in Japan caused stocks there to rise. European stocks recovered throughout the remainder of the year, and by year-end all major European markets posted positive returns in local-currency terms. Finland (+195.9%) was by far the leader, followed by Sweden (+89.4%), France (+51.4%), and Germany (+40.6%), all in local-currency terms. For U.S. investors, performance was generally lower, with several countries providing negative returns in U.S.-dollar terms, including Belgium (-14.26%), Ireland (-12.63%), Austria (-9.11%), Portugal (-8.88%), Switzerland (-7.02%), and Italy
(-0.26%).

Asian equities continued to advance throughout 1999, as central bank action, fiscal stimulus packages, tax cuts, and increasing merger and acquisition activity drew investor attention to the region. Leading Asian markets included Singapore (+101.33%), Hong Kong (+60.06%), and Japan (+46.57%), all in local-currency terms. Currency differences had less of a negative impact on Asian securities, and with the strengthening of the Japanese yen, Japan was a strong Asian market in U.S.-dollar terms (+61.53%).

PERFORMANCE REVIEW

For the year ended December 31, 1999, the MainStay International Equity Fund returned 27.54% for Class A shares and 26.60% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 40.81% return of the average Lipper(1) international fund for the same period. Much of the Fund's underperformance can be attributed to being underweighted in Japan early in the year, overweighted in Europe, and having sizeable investments in a few underperforming countries.

During 1999, Class A shares outperformed and Class B and Class C shares underperformed the 26.96% return of the Morgan Stanley Capital International EAFE Index.(2)

PACIFIC-RIM INVESTMENTS

Perhaps the most significant move we made for the Fund during 1999 was to dramatically increase its weighting in Japanese stocks. Since the economic recovery in Japan was still in its early stages, we focused first on "new Japan" stocks with telecom and technology names and other companies with a worldwide franchise such as Sony and Toyota. Later in the year, we added more stocks of companies with a Japanese-market orientation that were poised to

-------

(1) See footnote and table on page 11 for more information on Lipper Inc.

(2) See footnote on page 5 for more information on the EAFE Index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

YEAR END                                                                    TOTAL RETURN %
-------------                                                               --------------
12/94                                                                             -2.3
12/95                                                                             5.25
12/96                                                                             9.78
12/97                                                                             4.52
12/98                                                                            20.17
12/99                                                                            27.54

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for period ended 12/31/94. See footnote * on page 11 for more information on performance.

CLASS B AND CLASS C SHARES

YEAR END                                                                    TOTAL RETURN %
-------------                                                               --------------
12/94                                                                             -2.3
12/95                                                                             4.27
12/96                                                                             9.05
12/97                                                                             3.78
12/98                                                                            19.34
12/99                                                                            26.60

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 9/94 through 8/98. See footnote * on page 11 for more information on performance.

benefit from restructuring efforts. Among the Fund's strongest-performing Japanese stocks were NTT Mobile Communications, Sony Corporation, and NTT Data. The Fund's positions in the stocks of Japanese banks and nonlife insurers lagged the market.

Sony was typical of the kind of restructuring that is benefiting Japanese stocks. The company is a household name in electronic equipment, televisions, electronic components, semiconductors, computers, and telecommunications equipment. In 1999, the company advanced 268% in local-currency terms after announcing a new business policy to create value, adopting a new holding-company structure, and introducing an impressive line-up of consumer products for the year 2000.

With Japan signaling a recovery, other Asian markets also staged a rapid comeback, improving their earnings growth and gross domestic product. While the Fund's investments in Hong Kong and Singapore contributed positively to overall performance, being underweighted in these markets negatively impacted the Fund, given their outstanding returns in U.S.-dollar terms.

In Australia, the Fund was neutrally weighted, but focused on natural resources and telecom companies. BHP Ltd. and WMC Ltd. were two of the Fund's natural-resource investments that benefited from rising commodity prices in an expanding global economy. Telstra and Cable & Wireless Optus are the first and second largest telecommunications companies in Australia, respectively, and both contributed positively to the Fund's performance.

EUROPEAN HIGHLIGHTS

In Europe, we had established Fund positions in Finland and Sweden late in 1998. During 1999, these were among the best performing European markets. Finnish cellular company Nokia Oyj returned 245.24% in local-currency terms, and was the Fund's largest holding for much of the year. We had purchased Ericsson, a Swedish cellular company for the Fund late in 1998. Although the stock had a positive impact on Fund performance, we sold it in the first quarter of 1999 when new product delays and management changes began to undermine investor confidence in the company.

The French and German stock markets were the Fund's leading Euroland markets in both local-currency and U.S.-dollar terms. Both markets benefited from improvements in earnings and expanding gross domestic product as well as corporate restructurings, mergers, and acquisitions, as companies adapt to a European business environment with fewer barriers.

Epcos AG, an electronic-component and integrated-circuit producer for the telecom, auto, and consumer-electronics industries is the product of a ten-year joint venture between Siemen's of Germany and Matsushita in Japan. The company issued shares in October 1999, and by year-end had returned 122.39% in German-currency terms.

German pharmaceutical manufacturer Schering AG gained 12.28% for the year in local-currency terms, outperforming the health & personal care sector of the MSCI EAFE Index by a substantial margin. The company is a leader in fertility control and is benefiting from a share repurchase program. Another pharmaceutical name, Roche Holdings, advanced 10.46% in local-currency terms, also outperforming its EAFE Index sector. The Swiss company increased sales by 12% in 1999, which was better than the market anticipated.

Other strong European performers included Irish cement company CRH PLC, which rose 45.29% in local terms on increased infrastructure spending by governments throughout Europe. The company continues to make acquisitions to enhance its growth. Telefonica S.A. is a Spanish telecommunications company serving the Iberian peninsula, Latin America, and the United States. The company's stock rose 104.11% in local terms during the year, contributing positively to the Fund's performance.

A stock that underperformed expectations was German automotive giant DaimlerChrysler AG. Despite the manufacturer's worldwide reach and a generally strong automotive market, the company continued to suffer from margin pressures due to incentive plans that offered discounts and deals to the customer, and the stock returned -8.33% in local terms for the year.

LOOKING AHEAD

We continue to view Japan's expansion as an important development and will seek to capitalize on companies that are well positioned in growing market sectors. We also favor companies with global market reach, as they may be able to withstand any setbacks the Japanese market may encounter on its new expansion path.

In Europe, we continue to prefer selected peripheral markets, including Finland, Ireland, Spain, and Portugal, with a concentration on technology and telecom companies, which we believe have yet to reach their full potential.

No matter what the global economy or individual markets may bring, the Fund will continue to seek to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Joseph Portera
Maureen McFarland
Portfolio Managers
MacKay Shields LLC

Past performance is no guarantee of future results.

   USE OF FOREIGN TAXES TO REDUCE TAXABLE INCOME TO SHAREHOLDERS

   Certain income earned by the MainStay International Equity Fund is withheld as income taxes by the countries in which it is earned. In previous years, the Fund has paid income dividends and has passed these foreign tax payments on to shareholders in the form of a foreign tax credit, deductible for income-tax purposes. It will not provide a foreign tax credit to shareholders as in previous years. Instead, the foreign taxes paid by the Fund (approximately $0.029 per share) were used to reduce the short-term capital gain distribution paid to shareholders on December 21, 1999. This use of the foreign taxes paid by the Fund reduced the amount of shareholder distributions taxable at the higher rates that apply to ordinary income. Using foreign taxes paid in this way had no material impact on the Fund's performance or net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS(*)

                                             LIFE OF FUND
                   1 YEAR       5 YEARS    THROUGH 12/31/99
Class A            27.54%       13.11%          11.82%
Class B            26.60%       12.26%          11.03%
Class C            26.60%       12.26%          11.03%

   FUND SEC RETURNS*

                                             LIFE OF FUND
                   1 YEAR       5 YEARS    THROUGH 12/31/99
Class A            20.53%       11.83%          10.63%
Class B            21.60%       12.01%          10.91%
Class C            25.60%       12.26%          11.03%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                              LIFE OF FUND
                   1 YEAR       5 YEARS     THROUGH 12/31/99
Class A          455 out of    169 out of       169 out of
                 619 funds     233 funds        233 funds
Class B          482 out of    182 out of       148 out of
                 619 funds     233 funds        206 funds
Class C          482 out of    n/a              414 out of
                 619 funds                      574 funds
Average Lipper
international
fund              40.81%         15.05%           12.88%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

                NAV 12/31/99    INCOME      CAPITAL GAINS
Class A            $15.23       $0.0331        $0.2894
Class B            $14.95       $0.0331        $0.2894
Class C            $14.95       $0.0331        $0.2894

-------
(*) Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

    Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (9/13/94) up to 12/31/94. Performance figures for the two classes after this date vary based on differences in their loads and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the
    public on 9/1/98, are sold with no    initial sales charge, but are subject
    to a CDSC of 1% if redeemed within one    year of purchase and an annual
    12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (9/13/94) up to 8/31/98. Performance figures for the two classes after this date vary based on differences in their loads.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 9/13/94 through 12/31/99. Lipper returns and rankings are unaudited.

MainStay International Equity Fund

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (99.7%)(+)

AUSTRALIA (2.3%)
Australia & New Zealand Banking
 Group, Ltd. (banking).........     69,033       $    500,586
Broken Hill Proprietary Co.,
 Ltd (energy sources)..........     47,058            615,925
Cable & Wireless Optus, Ltd.
 (telecommunications) (a)......    178,683            595,174
Telstra Corp., Ltd.
 (telecommunications)..........     92,908            503,415
Telstra Corp., Ltd.
 (telecommunications) (c)......     37,285            131,024
WMC, Ltd.
 (metals-nonferrous)...........    112,855            620,358
                                                 ------------
                                                    2,966,482
                                                 ------------
BELGIUM (1.6%)
Delhaize-Le Lion, S.A.
 (merchandising)...............      3,440            257,929
Electrabel, S.A.
 (utilities-electrical &
 gas)..........................      1,780            579,886
Fortis AG (insurance)..........     22,320            801,418
Solvay, S.A. Class A
 (chemicals)...................      4,770            392,077
                                                 ------------
                                                    2,031,310
                                                 ------------
FINLAND (5.0%)
Comptel Oyj
 (telecommunications) (a)......        710             49,705
Merita PLC (banking)...........     51,490            301,938
Nokia Oyj Class A (electrical &
 electronics)..................     28,444          5,132,187
Outokumpu Oyj
 (metals-nonferrous)...........     33,440            470,958
UPM-Kymmene Oyj (forest
 products & paper).............     14,220            570,163
                                                 ------------
                                                    6,524,951
                                                 ------------
FRANCE (8.3%)
Air Liquide, S.A.
 (chemicals)...................      2,202            366,849
AXA, S.A. (insurance)..........      4,408            611,529
Carrefour, S.A.
 (merchandising)...............      6,390          1,172,812
Elf Aquitaine, S.A. (energy
 sources)......................          8              1,227
France Telecom, S.A.
 (telecommunications)..........     10,070          1,325,359
Groupe Danone, S.A. (food &
 household products)...........      2,093            490,935
Lafarge, S.A. (building
 materials & components).......      2,770            320,979
L'Oreal, S.A. (health &
 personal care)................      1,527          1,219,170
Pernod-Ricard, S.A. (beverages
 & tobacco)....................      3,500            199,276
Pinault-Printemps-Redoute, S.A.
 (merchandising)...............      1,560            409,699
PSA Peugeot Citroen
 (automobiles).................      3,103            701,092
Schneider, S.A. (electrical &
 electronics)..................      3,977            310,750
Societe Generale, S.A. Class A
 (banking).....................      1,420            328,806

                                   SHARES           VALUE
                                 ----------------------------
FRANCE (CONTINUED)
Suez Lyonnaise des Eaux, S.A.
 (business & public
 services).....................      2,890       $    460,901
Suez Lyonnaise des Eaux, S.A.
 Strip (business & public
 services) (f).................      2,890                 29
Thomson CSF, S.A. (aerospace &
 military technology)..........      7,061            232,085
Total Fina, S.A. Class B
 (energy sources)..............     11,115          1,476,266
Total Fina, S.A. Strip (energy
 sources) (f)..................      3,780                 38
Vivendi, S.A. (business &
 public services)..............     12,435          1,117,469
                                                 ------------
                                                   10,745,271
                                                 ------------
GERMANY (9.2%)
Allianz AG Registered
 (insurance)...................      2,450            819,033
Bayer AG (chemicals)...........     21,550          1,015,277
DaimlerChrysler AG
 (automobiles).................     12,972          1,003,838
Deutsche Bank AG (banking).....      7,400            621,977
Deutsche Telekom AG
 (telecommunications)..........     27,840          1,973,004
Dresdner Bank AG (banking).....     11,700            633,314
Epcos AG (electronic components
 & instruments) (a)............     11,650            870,005
Karstadt AG (merchandising)....      9,500            379,006
Mannesmann AG
 (telecommunications)..........      2,282            547,849
Metro AG (merchandising).......      6,850            366,666
Muenchener Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance)...................        940            237,259
RWE AG (utilities-electrical &
 gas)..........................     11,655            454,466
SAP AG (business & public
 services).....................      1,520            745,061
Schering AG (health & personal
 care).........................     11,740          1,412,175
Veba AG (utilities-electrical &
 gas)..........................      9,900            478,820
Viag AG (utilities-electrical &
 gas)..........................     19,500            355,750
                                                 ------------
                                                   11,913,500
                                                 ------------
GREECE (0.5%)
Hellenic Telecommunications
 Organization S.A.
 (telecommunications)..........     55,100            657,756
                                                 ------------
HONG KONG (0.5%)
Cheung Kong (Holdings) Ltd.
 (real estate).................     58,000            736,797
                                                 ------------
IRELAND (3.7%)
Allied Irish Banks PLC
 (banking).....................     58,323            661,798
CRH PLC (building materials &
 components)...................     79,352          1,702,202
Eircom PLC
 (telecommunications)..........    118,780            515,550
Elan Corp. PLC (health &
 personal care) (a)............     19,933            570,401
Irish Life & Permanent PLC
 (insurance)...................     21,175            199,522

-------------
(+) Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1999

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)
IRELAND (CONTINUED)
Kerry Group PLC Class A (food &
 household products)...........     28,369       $    338,400
Smurfit (Jefferson) Group PLC
 (forest products & paper).....    243,674            732,774
                                                 ------------
                                                    4,720,647
                                                 ------------
ITALY (3.1%)
Assicurazioni Generali S.p.A.
 (insurance)...................     16,515            542,990
Banca Commerciale Italiana
 S.p.A. (banking)..............     55,600            300,959
ENI S.p.A. (energy sources)....    157,970            864,583
Riunione Adriatica di Sicurta
 S.p.A. (insurance)............      5,325             53,164
Telecom Italia S.p.A.
 (telecommunications)..........     39,720            557,412
Telecom Italia Mobile S.p.A.
 (telecommunications)..........    111,800          1,242,833
Unicredito Italiano S.p.A.
 (banking).....................     81,000            396,227
                                                 ------------
                                                    3,958,168
                                                 ------------
JAPAN (30.5%) (d)
Ajinomoto Co., Inc. (food &
 household products) (b).......     48,000            499,442
Bandai Co., Ltd. (recreation &
 other consumer goods).........     14,000            444,535
Bank of Tokyo-Mitsubishi, Ltd.
 (banking) (b).................     63,000            876,486
Bridgestone Corp. (industrial
 components) (b)...............     10,000            219,825
CSK Corp. (business & public
 services).....................      4,400            713,601
DDI Corp.
 (telecommunications)..........         42            574,476
Fuji Bank (banking)............     49,000            475,379
Fujitsu, Ltd. (data processing
 & reproduction)...............     44,000          2,003,241
Hitachi, Ltd. (electrical &
 electronics) (b)..............     48,000            769,094
Honda Motor Co., Ltd.
 (automobiles) (b).............     19,000            705,394
Industrial Bank of Japan, Ltd.
 (The) (banking) (b)...........     93,000            894,981
Ito-Yokado Co., Ltd.
 (merchandising)...............      8,000            867,576
Japan Airlines Co., Ltd.
 (transportation-airlines).....    154,000            455,888
Matsushita Electric Industrial
 Co., Ltd. (appliances &
 household durables) (b).......     15,000            414,737
Mitsubishi Electric Corp.
 (electrical & electronics)
 (b)...........................    100,000            644,820
Mitsubishi Estate Co., Ltd.
 (real estate) (b).............      5,000             48,703
Mitsubishi Heavy Industries,
 Ltd. (machinery & engineering)
 (b)...........................     65,000            216,552
Mitsui Fudosan Co., Ltd. (real
 estate).......................     23,000            155,499

                                   SHARES           VALUE
                                 ----------------------------
JAPAN (CONTINUED)
NEC Corp. (electrical &
 electronics)..................     54,000       $  1,284,657
Nikko Securities Co., Ltd.
 (financial services)..........     68,000            859,016
Nintendo Co., Ltd. (recreation
 & other consumer goods).......      3,000            497,684
Nippon Express Co., Ltd.
 (transportation-road &
 rail).........................      9,000             49,680
Nippon Mitsubishi Oil Corp.
 (energy sources)..............     12,000             52,758
Nippon Steel Corp.
 (metals-steel)................    107,000            249,848
Nippon Telegraph & Telephone
 Corp. (telecommunications)....        212          3,624,670
NKK Corp. (metals-steel) (a)...    814,000            548,742
NTT Data Corp. (business &
 public services)..............        125          2,869,938
NTT Mobile Communications
 Network, Inc.
 (telecommunications)..........         65          2,495,747
OKI Electric Industries Co.
 Ltd. (electrical &
 electronics) (a)..............     87,000            511,694
Olympus Optical Co., Ltd.
 (electronic components &
 instruments)..................     21,000            296,471
Rohm Co., Ltd. (electronic
 components & instruments).....      4,000          1,641,360
Sharp Corp. (appliances &
 household durables)...........     14,000            357,680
Sony Corp. (appliances &
 household durables)...........     13,300          3,937,212
Sumitomo Bank, Ltd.
 (banking).....................     40,000            546,729
Sumitomo Electric Industries
 (industrial components).......     20,000            230,767
Sumitomo Forestry Co., Ltd.
 (building materials &
 components)...................     36,000            277,859
Sumitomo Marine & Fire
 Insurance Co., Ltd.
 (insurance)...................    151,000            929,420
Takeda Chemical Industries,
 Ltd. (health & personal
 care).........................     14,000            690,739
TDK Corp. (electronic
 components & instruments).....      3,000            413,564
Tokio Marine & Fire Insurance
 Co., Ltd. (insurance).........     89,000          1,039,088
Tokyo Electric Power Co., Inc.
 (utilities-electrical &
 gas)..........................      8,000            214,158
Tokyo Seimitsu Co., Ltd.
 (electronic components &
 instruments)..................      7,000          1,128,435
Toshiba Corp. (electrical &
 electronics)..................     82,000            624,889
Tostem Corp. (building
 materials & components).......     13,000            233,063
Toyota Motor Corp.
 (automobiles).................     41,000          1,982,822
Trans Cosmos Inc. (business &
 public services)..............        700            298,180
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal
 care).........................     17,000            592,941
                                                 ------------
                                                   39,460,040
                                                 ------------
NETHERLANDS (3.8%)
ABN AMRO Holding N.V.
 (banking).....................     25,000            621,486

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

                                   SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)

NETHERLANDS (CONTINUED)
Akzo Nobel N.V. (chemicals)....      7,200       $    359,419
Heineken N.V. (beverages &
 tobacco)......................      7,100            344,606
ING Groep N.V. (financial
 services).....................     13,707            823,566
Koninklijke KPN N.V.
 (telecommunications)..........      6,965            676,526
Koninklijke (Royal) Philips
 Electronics N.V. (appliance &
 household durables)...........      5,475            740,896
Royal Dutch Petroleum Co.
 (energy sources)..............     16,738          1,020,948
TNT Post Group N.V. (business &
 public services)..............      6,665            190,074
Wolters Kluwer CVA N.V.
 (broadcasting & publishing)...      4,812            162,071
                                                 ------------
                                                    4,939,592
                                                 ------------
NEW ZEALAND (0.2%)
Contact Energy Ltd.
 (utilities-electrical &
 gas)..........................    127,856            223,367
                                                 ------------
PORTUGAL (2.3%)
Banco Comercial Portugues, S.A.
 Registered (banking)..........    124,430            687,252
Banco Espirito Santo, S.A.
 (banking).....................     28,452            795,713
Electricidade de Portugal, S.A.
 (utilities-electrical &
 gas)..........................     16,800            291,842
Portugal Telecom, S.A.
 Registered
 (telecommunications)..........     41,500            453,018
Sonae SGPS, SA (forest products
 & paper)......................     14,063            738,667
                                                 ------------
                                                    2,966,492
                                                 ------------
SPAIN (3.5%)
Acerinox, S.A.
 (metals-steel)................      8,450            335,422
Banco Bilbao Vizcaya, S.A.
 Registered (banking)..........     39,870            565,113
Banco Santander Central
 Hispano, S.A. (banking).......     67,912            765,160
Endesa, S.A.
 (utilities-electrical & gas)..     20,480            404,628
Gas Natural SDG, S.A.
 (utilities- electrical &
 gas)..........................      8,790            201,509
Iberdrola, S.A.
 (utilities-electrical &
 gas)..........................     23,390            322,618
Repsol, S.A. (energy
 sources)......................     21,180            488,732
Telefonica, S.A.
 (telecommunications) (a)......     55,050          1,368,511
Terra Networks, S.A. (business
 & public services) (a)........      2,300            125,925
                                                 ------------
                                                    4,577,618
                                                 ------------
SWEDEN (1.9%)
AstraZeneca AB Series A (health
 & personal care)..............     16,295            686,668
ForeningsSparbanken AB
 (banking).....................     14,250            208,504

                                   SHARES           VALUE
                                 ----------------------------
SWEDEN (CONTINUED)
Hennes & Mauritz AB Series B
 (merchandising)...............      8,400       $    280,230
Icon Medialab International AB
 (business & public services)
 (a)...........................     20,680            716,526
Skandia Forsakrings AB
 (insurance)...................     10,600            318,881
Svenska Handelsbanken Series A
 (banking).....................     16,500            206,661
                                                 ------------
                                                    2,417,470
                                                 ------------
SWITZERLAND (5.1%)
Credit Suisse Group Registered
 (banking).....................      4,500            889,767
Nestle S.A. Registered (food &
 household products)...........        665          1,211,849
Novartis AG Registered (health
 & personal care)..............        514            750,754
PubliGroupe S.A. (broadcasting
 & publishing).................        381            374,883
Roche Holdings AG Genusscheine
 (health & personal care)......        100          1,180,734
Schweizerische
 Rueckversicherungs
 Gesellschaft Registered
 (insurance)...................        320            653,914
UBS AG Registered (banking)....      3,615            971,107
Zurich Allied AG Registered
 (insurance)...................      1,000            567,252
                                                 ------------
                                                    6,600,260
                                                 ------------
UNITED KINGDOM (17.7%)
Abbey National PLC (banking)...     25,080            400,174
Allied Zurich PLC
 (insurance)...................     16,206            190,540
Barclays PLC (banking).........     24,527            704,431
Bass PLC (leisure & tourism)...     72,671            902,443
BG Group PLC (utilities
 electrical & gas).............     84,471            544,570
Boots Co. PLC
 (merchandising)...............     27,343            265,295
BP Amoco PLC (energy
 sources)......................    153,974          1,544,802
British Aerospace PLC
 (aerospace & military
 technology)...................     32,367            213,881
British Airways PLC
 (transportation-airlines)....      66,702            434,316
British American Tobacco PLC
 (beverages & tobacco).........     16,206             91,875
British Telecommunications PLC
 (telecommunications)..........     98,700          2,406,812
Cable & Wireless PLC
 (telecommunications)..........     80,967          1,368,893
Carlton Communications PLC
 (broadcasting & publishing)...    172,429          1,675,767
CGU PLC (insurance)............     32,766            526,772
Diageo PLC (beverages &
 tobacco)......................     51,978            417,191
Ebookers.com PLC (business &
 public services) (a)..........      2,300             39,819
EMI Group PLC (recreation &
 other consumer goods).........     81,100            794,060
Granada Group PLC (leisure &
 tourism)......................     27,120            274,277
Great Universal Stores PLC
 (The) (merchandising).........     33,110            193,176

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)

UNITED KINGDOM (CONTINUED)
Imperial Chemical Industries
 PLC (chemicals)...............     67,680       $    715,022
Jazztel PLC
 (telecommunications) (a)......      3,448            224,551
Kingfisher PLC
 (merchandising)...............     30,154            333,878
Lloyds TSB Group PLC
 (banking).....................     73,116            912,682
Marconi PLC
 (telecommunications)..........     75,486          1,332,800
Marks & Spencer PLC
 (merchandising)...............     50,396            239,407
National Power PLC
 (utilities-electrical &
 gas)..........................     30,620            176,921
National Westminster Bank PLC
 (banking).....................     20,936            448,777
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (The)
 (transportation-shipping).....      8,611            143,364
Prudential Corp. PLC
 (insurance)...................     34,700            682,300
Reed International PLC
 (broadcasting & publishing)...     32,360            241,738
Rio Tinto PLC Registered
 (metals-nonferrous)..........      26,460            637,554
Royal Bank of Scotland Group
 PLC (banking).................     33,660            595,666
Sainsbury (J.) PLC
 (merchandising)...............     34,475            194,055
Scottish Power PLC
 (utilities-electrical &
 gas)..........................     23,010            173,930
SmithKline Beecham PLC (health
 & personal care)..............     95,610          1,217,353
Unilever PLC (food & household
 products).....................     64,732            475,219
Vodafone Group PLC
 (telecommunications)..........    232,853          1,151,205
                                                 ------------
                                                   22,885,516
                                                 ------------
UNITED STATES (0.5%)
Global Telesystems Group, Inc.
 (telecommunications) (a)......     20,700            716,737
                                                 ------------
Total Common Stocks
 (Cost $89,307,454)............                   129,041,974
                                                 ------------
                                  NOTIONAL
                                   AMOUNT
                                 ----------
PURCHASED OPTIONS (0.2%)

AUSTRALIA (0.2%)
Australian Dollar Call/U.S.
 Dollar Put
 Strike Price $0.645
 Expire 5/17/00 (a)............  8,000,000            241,280
                                                 ------------

                                  NOTIONAL
                                   AMOUNT           VALUE
                                  ---------------------------
UNITED STATES (0.0%) (e)
U.S. Dollar Call/Euro Put
 Strike price E0.99
 Expire 1/27/00 (a)(i).........  8,380,000       $     60,511
U.S. Dollar Call/Japanese Yen
 Put
 Strike price Y110
 Expire 2/9/00 (a)(i)..........  5,495,000              5,348
                                                 ------------
                                                       65,859
                                                 ------------
Total Purchased Options
 (Cost $320,110)...............                       307,139
                                                 ------------
Total Investments
 (Cost $89,627,564) (g)........        99.9%      129,349,113(h)
Cash and Other Assets,
 Less Liabilities..............         0.1            99,481
                                 ----------      ------------
Net Assets.....................       100.0%     $129,448,594
                                 ==========      ============
WRITTEN CALL OPTIONS (-0.1%)

AUSTRALIA (-0.1%)
Australian Dollar Call/U.S.
 Dollar Put
 Strike Price $0.675
 Expire 5/17/00 (a)............  (8,000,000)     $    (83,081)
                                                 ------------

UNITED STATES (-0.0%) (e)
U.S. Dollar Call/Australian
 Dollar Put
 Strike price A$0.61
 Expire 5/17/00 (a)(i).........  (8,000,000)          (28,890)
                                                 ------------
Total Written Call Options
 (Premium $116,640)............                  $   (111,971)
                                                 ============

-------
(a) Non-income producing security.
(b) Segregated or partially segregated as collateral for forward foreign currency contracts.
(c) Installment receipt is a transaction with a set contract price which is paid in installments over a period of time. Each installment receipt entitles the holder to purchase 1 share of the Company's common stock at A$3.05 on November 2, 2000.
(d) At December 31, 1999, substantially all of the Fund's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

    As of December 31, 1999, the Fund invested approximately 30.5% of its net assets in issuers in Japan. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

    Substantially all of the Fund's net assets consist of securities which are subject to greater price volatility, limited capitalization and liquidity, and higher rates

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

    of inflation than securities of companies based in the United States. In addition, certain securities may be subject to substantial governmental involvement in the economy and social, economic and political uncertainty.
(e) Less than one tenth of a percent.
(f) Strip securities represent a secondary class of shares traded in the foreign market.
(g) The cost for Federal income tax purposes is $90,364,242.
(h) At December 31, 1999 net unrealized appreciation for securities was $38,984,871, based on cost for Federal income tax This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $42,417,580 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,432,709.
(i) The following abbreviations are used in the above portfolio:
    A$ -- Australian Dollars
    E  -- Euro
    Y  -- Japanese Yen

The table below sets forth the diversification of International Equity Fund investments, excluding currency options, by industry.

                                     VALUE       PERCENT(+)
                                  -----------------------
INDUSTRY DIVERSIFICATION

Aerospace & Military
 Technology.....................  $    445,966      0.3%
Appliances & Household
 Durables.......................     5,450,524      4.2
Automobiles.....................     4,393,145      3.4
Banking.........................    15,311,674     11.8
Beverages & Tobacco.............     1,052,948      0.8
Broadcasting & Publishing.......     2,454,459      1.9
Building Materials &
 Components.....................     2,534,103      2.0
Business & Public Services......     7,277,521      5.6
Chemicals.......................     2,848,644      2.2
Data Processing &
 Reproduction...................     2,003,241      1.6
Electrical & Electronics........     9,278,092      7.2
Electronic Components &
 Instruments....................     4,349,834      3.4
Energy Sources..................     6,065,278      4.7
Financial Services..............     1,682,584      1.3
Food & Household Products.......     3,015,845      2.3
Forest Products & Paper.........       941,000      0.7
Health & Personal Care..........     8,320,936      6.4
Industrial Components...........       450,592      0.4
Insurance.......................     8,173,083      6.3
Leisure & Tourism...............     1,176,720      0.9
Machinery & Engineering.........       216,552      0.2
Merchandising...................     5,698,396      4.4
Metals-Nonferrous...............     1,728,870      1.3
Metals-Steel....................     1,302,936      1.0
Real Estate.....................     1,736,279      1.4
Recreation & Other Consumer
 Goods..........................     1,134,012      0.9
Telecommunications..............    24,493,027     18.9
Transportation-Airlines.........       890,204      0.7
Transportation-Road & Rail......        49,680      0.0(*)
Transportation-Shipping.........       143,364      0.1
Utilities-Electrical & Gas......     4,422,465      3.4
                                  ------------    -----
                                   129,041,974     99.7
Cash and Other Assets,
 Less Liabilities...............       406,620      0.3
                                  ------------    -----
Net Assets......................  $129,448,594    100.0%
                                  ============    =====

-------
(+) Percentages indicated are based on Fund net assets.
(*) Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $89,627,564)..............................................       $129,349,113
Cash denominated in foreign currencies (identified cost
  $436,147).................................................            433,390
Cash........................................................            867,422
Receivables:
  Dividends and interest....................................            313,469
  Fund shares sold..........................................            197,545
  Investment securities sold................................             19,312
Unrealized appreciation on foreign currency forward
  contracts.................................................            274,477
                                                                   ------------
  Total assets..............................................        131,454,728
                                                                   ------------
LIABILITIES:
Written call options, at value (premiums received
  $116,640).................................................            111,971
Payables:
  Investment securities purchased...........................          1,007,569
  MainStay Management.......................................            107,849
  Fund shares redeemed......................................             98,913
  NYLIFE Distributors.......................................             83,614
  Transfer agent............................................             35,380
  Custodian.................................................             31,091
  Trustees..................................................                890
Accrued expenses............................................             66,440
Unrealized depreciation on foreign currency forward
  contracts.................................................            462,417
                                                                   ------------
  Total liabilities.........................................          2,006,134
                                                                   ------------
Net assets..................................................       $129,448,594
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     22,588
  Class B...................................................             63,333
  Class C...................................................                229
Additional paid-in capital..................................         88,556,757
Accumulated distribution in excess of net investment
  income....................................................         (1,129,659)
Accumulated net realized gain on investments................          2,426,679
Net unrealized appreciation on investments and written call
  options...................................................         39,726,218
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           (217,551)
                                                                   ------------
Net assets..................................................       $129,448,594
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 34,407,099
                                                                   ============
Shares of beneficial interest outstanding...................          2,258,751
                                                                   ============
Net asset value per share outstanding.......................       $      15.23
Maximum sales charge (5.50% of offering price)..............               0.89
                                                                   ------------
Maximum offering price per share outstanding................       $      16.12
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 94,698,459
                                                                   ============
Shares of beneficial interest outstanding...................          6,333,271
                                                                   ============
Net asset value and offering price per share outstanding....       $      14.95
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $    343,036
                                                                   ============
Shares of beneficial interest outstanding...................             22,942
                                                                   ============
Net asset value and offering price per share outstanding....       $      14.95
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 1,809,350
  Interest..................................................       93,958
                                                              -----------
    Total income............................................    1,903,308
                                                              -----------
Expenses:
  Management................................................    1,057,597
  Distribution--Class B.....................................      593,664
  Distribution--Class C.....................................        2,561
  Transfer agent............................................      423,467
  Service--Class A..........................................       65,658
  Service--Class B..........................................      197,888
  Service--Class C..........................................          854
  Custodian.................................................      100,254
  Professional..............................................       45,930
  Shareholder communication.................................       41,330
  Registration..............................................       40,588
  Recordkeeping.............................................       37,185
  Amortization of organization expense......................        5,592
  Trustees..................................................        3,005
  Miscellaneous.............................................       35,358
                                                              -----------
    Total expenses..........................................    2,650,931
                                                              -----------
Net investment loss.........................................     (747,623)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................    8,660,125
  Option transactions.......................................       26,036
  Foreign currency transactions.............................   (1,131,395)
                                                              -----------
Net realized gain on investments and foreign currency
  transactions..............................................    7,554,766
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   21,114,974
  Written call options transactions.........................        4,669
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......          778
                                                              -----------
Net unrealized gain on investments and foreign currency
  transactions..............................................   21,120,421
                                                              -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................   28,675,187
                                                              -----------
Net increase in net assets resulting from operations........  $27,927,564
                                                              ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $248,293.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  1999           1998
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (747,623)   $   (451,140)
  Net realized gain on investments and foreign currency
    transactions............................................    7,554,766       1,872,328
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........   21,120,421      14,317,433
                                                              -----------    ------------
  Net increase in net assets resulting from operations......   27,927,564      15,738,621
                                                              -----------    ------------
Dividends and distributions to shareholders:
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................     (626,133)       (372,585)
    Class B.................................................   (1,793,049)       (713,493)
    Class C.................................................       (6,487)           (101)
  In excess of net investment income:
    Class A.................................................      (71,083)             --
    Class B.................................................     (205,278)             --
    Class C.................................................         (742)             --
                                                              -----------    ------------
      Total dividends and distributions to shareholders.....   (2,702,772)     (1,086,179)
                                                              -----------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   75,589,357      42,133,228
    Class B.................................................   24,360,411      26,219,637
    Class C.................................................   14,937,027           9,724
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      636,292         238,909
    Class B.................................................    1,933,262         674,371
    Class C.................................................        6,714              58
                                                              -----------    ------------
                                                              117,463,063      69,275,927
  Cost of shares redeemed:
    Class A.................................................  (72,954,978)    (39,188,478)
    Class B.................................................  (25,128,000)    (25,790,198)
    Class C.................................................  (14,798,611)             --
                                                              -----------    ------------
      Increase in net assets derived from capital share
       transactions.........................................    4,581,474       4,297,251
                                                              -----------    ------------
      Net increase in net assets............................   29,806,266      18,949,693
NET ASSETS:
Beginning of year...........................................   99,642,328      80,692,635
                                                              -----------    ------------
End of year................................................. $129,448,594    $ 99,642,328
                                                              ===========    ============
Accumulated distribution in excess of net investment income
  at end of year............................................  $(1,129,659)   $   (755,640)
                                                              ===========    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                              -----------------------------------------------------------
                                                                                Year ended December 31,
                                                              -----------------------------------------------------------
                                                               1999         1998         1997         1996         1995
                                                              -------      -------      -------      -------      -------
Net asset value at beginning of period..................      $ 12.21      $ 10.33      $ 10.48      $ 10.05      $  9.77
                                                              -------      -------      -------      -------      -------
Net investment income (loss)............................        (0.07)        0.01         0.80         0.29         0.27
Net realized and unrealized gain (loss) on
  investments...........................................         3.54         2.13         0.03         0.07         0.10
Net realized and unrealized gain (loss) on foreign
  currency transactions.................................        (0.13)       (0.06)       (0.36)        0.62         0.14
                                                              -------      -------      -------      -------      -------
Total from investment operations........................         3.34         2.08         0.47         0.98         0.51
                                                              -------      -------      -------      -------      -------
Less dividends and distributions:
  From net realized gain on investments and foreign
    currency transactions...............................        (0.29)       (0.20)       (0.62)       (0.52)       (0.15)
  In excess of net investment income....................        (0.03)          --           --           --           --
  In excess of net realized gain on investments.........           --           --           --        (0.03)       (0.08)
                                                              -------      -------      -------      -------      -------
Total dividends and distributions.......................        (0.32)       (0.20)       (0.62)       (0.55)       (0.23)
                                                              -------      -------      -------      -------      -------
Net asset value at end of period........................      $ 15.23      $ 12.21      $ 10.33      $ 10.48      $ 10.05
                                                              =======      =======      =======      =======      =======
Total investment return (a).............................        27.54%       20.17%        4.52%        9.78%        5.25%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)........................        (0.14%)       0.08%        0.19%        (0.1%)       (0.2%)
    Expenses............................................         1.94%        2.01%        2.01%         2.0%         2.2%
Portfolio turnover rate.................................           38%          54%          43%          19%          25%
Net assets at end of period (in 000's)..................      $34,407      $24,115      $17,452      $17,475      $12,856

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                              Class B                                            Class C
    -----------------------------------------------------------      -------------------------------
                                                                                       September 1*
                      Year ended December 31,                         Year ended          through
    -----------------------------------------------------------      December 31,      December 31,
     1999         1998         1997         1996         1995            1999              1998
    -------      -------      -------      -------      -------      ------------      -------------
    $ 12.08      $ 10.22      $ 10.38      $  9.97      $  9.77         $12.08            $10.60
    -------      -------      -------      -------      -------         ------            ------
      (0.09)       (0.08)        0.72         0.24         0.26          (0.09)            (0.09)
       3.41         2.10         0.03         0.07         0.07           3.41              1.72
      (0.13)       (0.05)       (0.37)        0.59         0.09          (0.13)            (0.04)
    -------      -------      -------      -------      -------         ------            ------
       3.19         1.97         0.38         0.90         0.42           3.19              1.59
    -------      -------      -------      -------      -------         ------            ------
      (0.29)       (0.11)       (0.54)       (0.46)       (0.15)         (0.29)            (0.11)
      (0.03)          --           --           --           --          (0.03)               --
         --           --           --        (0.03)       (0.07)            --                --
    -------      -------      -------      -------      -------         ------            ------
      (0.32)       (0.11)       (0.54)       (0.49)       (0.22)         (0.32)            (0.11)
    -------      -------      -------      -------      -------         ------            ------
    $ 14.95      $ 12.08      $ 10.22      $ 10.38      $  9.97         $14.95            $12.08
    =======      =======      =======      =======      =======         ======            ======
      26.60%       19.34%        3.78%        9.05%        4.27%         26.60%            15.07%
      (0.89%)      (0.67%)      (0.49%)       (0.8%)       (1.0%)        (0.89%)           (0.67%)+
       2.69%        2.76%        2.69%         2.7%         3.0%          2.69%             2.76% +
         38%          54%          43%          19%          25%            38%               54%
    $94,698      $75,516      $63,241      $52,709      $25,341         $  343            $   11

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay International Equity Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if

Notes to Financial Statements

no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange and (e) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at year-end to credit loss in the event of a counterparty's failure to perform its obligations.

MainStay International Equity Fund

Foreign currency forward contracts open at December 31, 1999:

                                                       Contract         Contract       Unrealized
                                                        Amount           Amount      Appreciation/
                                                         Sold          Purchased     (Depreciation)
                                                    ---------------   ------------   --------------
Foreign Currency Sale Contracts
Euro vs. Swedish Krona, expiring 2/29/00..........  E      1,202,326  SK10,340,000     $    4,764
Japanese Yen vs. U.S. Dollar, expiring 3/1/00.....  Y  1,596,800,000  $ 15,901,215        144,019
Pound Sterling vs. U.S. Dollar, expiring 2/7/00...  L      1,558,000  $  2,527,232         15,868
Pound Sterling vs. U.S. Dollar, expiring 2/7/00...  L        306,000  $    491,314         (1,932)
Swedish Krona vs. Euro, expiring 2/29/00..........  SK     3,110,000  E    362,894           (158)
                                                       Contract         Contract
                                                        Amount           Amount
                                                       Purchased          Sold
                                                    ---------------   ------------
Foreign Currency Buy Contracts
Canadian Dollar vs. U.S. Dollar, expiring
  2/28/00.........................................  C$     4,564,740  $  3,093,900         55,717
Canadian Dollar vs. U.S. Dollar, expiring
  2/28/00.........................................  C$     4,406,000  $  3,008,792         31,296
Euro vs. U.S. Dollar, expiring 2/7/00.............  E      6,122,500  $  6,394,193       (239,071)
Euro vs. U.S. Dollar, expiring 2/7/00.............  E      6,417,530  $  6,672,980       (221,256)
Japanese Yen vs. U.S. Dollar, expiring 3/1/00.....  Y    253,629,600  $  2,480,000         22,813
                                                                                       ----------
Net unrealized depreciation on foreign currency
  forward contracts...............................                                     $ (187,940)
                                                                                       ==========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the year ended December 31, 1999 was as follows:

                                                               Notional
                                                                Amount       Premium
                                                              -----------   ---------
Options outstanding at December 31, 1998....................           --          --
Options-written.............................................  (21,330,000)  $(131,031)
Options-expired.............................................    5,330,000      14,391
                                                              -----------   ---------
Options outstanding at December 31, 1999....................  (16,000,000)  $(116,640)
                                                              ===========   =========

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $49,000 and were amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends which exceed net investment income for financial reporting purposes but not for Federal tax purposes are reported as dividends in excess of net investment income. Permanent book/tax differences of $650,707, $1,782,102 and $1,131,395 are decreases to accumulated distribution in excess of net investment income, accumulated net realized gain on investments and accumulated undistributed net realized loss on foreign currency transactions, respectively. These book/tax differences are due to tax treatment of foreign currency losses and certain foreign investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

MainStay International Equity Fund

Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at December 31, 1999:

             CURRENCY                                    COST                    VALUE
----------------------------------                     --------                 --------
Euro                E      353,702                     $357,262                 $354,522
Japanese Yen        Y    3,341,240                       32,632                   32,644
New Zealand Dollar  N$      14,064                        7,245                    7,334
Pound Sterling      L       24,139                       39,008                   38,890
                                                       --------                 --------
                                                       $436,147                 $433,390
                                                       ========                 ========

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended December 31, 1999, the Manager earned $1,057,597.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee of 0.60% the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $9,225 for the year ended December 31, 1999. The Fund was also advised

MainStay International Equity Fund

that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,637, $103,219 and $31, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999 amounted to $423,467.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1999, the Distributor beneficially held shares of Class A of the Fund with a net asset value of $9,712,576, which represents 28.2% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $2,710 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $37,185 for the year ended December 31, 1999.

NOTE 4--FEDERAL INCOME TAX:

For Federal income tax purposes, capital loss carryforwards of $795,870 were utilized to the extent provided by regulations to offset realized gains of the Fund during the year ended December 31, 1999. The Fund intends to elect to treat for Federal income tax purposes approximately $793,449 of qualifying foreign exchange gains that arose during the year after October 31, 1999 as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $43,348 and $38,924, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       Year ended                     Year ended
                                                    December 31, 1999             December 31, 1998
                                               ---------------------------   ----------------------------
                                               Class A   Class B   Class C   Class A   Class B   Class C*
                                               -------   -------   -------   -------   -------   --------
Shares sold..................................   5,742     1,922     1,153     3,750     2,295       1
Shares issued in reinvestment of dividends
  and distributions..........................      44       137        --        20        57      --
                                               ------    ------    ------    ------    ------      --
                                                5,786     2,059     1,153     3,770     2,352       1
Shares redeemed..............................  (5,502)   (1,977)   (1,131)   (3,484)   (2,286)     --
                                               ------    ------    ------    ------    ------      --
Net increase.................................     284        82        22       286        66       1
                                               ======    ======    ======    ======    ======      ==

-------

 *   First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and
Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay International Equity Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                                                       [THE MAINSTAY FUNDS LOGO]

Officers & Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel
* As of December 31, 1999.

[MAINSTAY INVESTMENTS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay International Equity Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN11-02/00

[RECYCLED PAPER LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay
    International Equity Fund

    ANNUAL REPORT
    DECEMBER 31, 1999

    [MAINSTAY INVESTMENTS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Yields and Lipper Rankings                       7
                                                              Portfolio of Investments                         8
                                                              Financial Statements                            11
                                                              Notes to Financial Statements                   16
                                                              Report of Independent Accountants               20
                                                              The MainStay Funds                              21

                       This page intentionally left blank

President's Letter

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2000

---------------
* Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

-------

(1) These acronyms stand for: Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association, respectively. A STRIP refers to a bond separated into its two components: periodic interest payments and principal repayment, which are sold separately. A variation know by the acronym STRIPS (Separate Trading of Registered Interest and Principal Securities) is a prestripped zero-coupon bond that is a direct obligation of the U.S. Treasury.

(2) See footnote and table on page 7 for more information on Lipper Inc.


Portfolio Management Discussion and Analysis

Three major factors impacted the money markets over the twelve months ended December 31, 1999--strong domestic economic growth, Federal Reserve actions, and liquidity concerns surrounding Y2K. These factors combined to push yields on short-term money-market securities significantly higher.

Rapid U.S. economic growth, benign inflation, low unemployment, and a spectacular run-up in the U.S. equity market resulted in strong consumer spending in 1999. Concerned about the pace of economic growth and the possibility of inflation, the Federal Reserve raised the targeted federal funds rate three times in 1999--on June 30, August 24, and November 16--by 0.25% each time. The year ended with the targeted federal funds rate at 5.50% and the discount rate at 5.00%.

Many money-market investors and issuers alike believed liquidity would be scarce as the end of the year approached and concern over Y2K heightened. Both corporate and asset-backed issuers flooded the market with paper early on, hoping to secure their year-end financing. The resulting supply of debt securities caused both interest rates and credit spreads to increase substantially during the summer. In September and October, yields on short-term securities maturing after January 1, 2000, implied forward rates of about 7.5% for the period from the middle of December to the middle of January and about 6.5% from December to February.

To help calm investor concerns and ensure liquidity in the financial markets leading up to the end of the year, the Federal Reserve announced in October that it would provide the market with several temporary liquidity programs. One such program was a repurchase-agreement facility with expanded collateral guidelines to include pass-through mortgage securities of GNMA, FHLMC, FNMA, and STRIP securities(1) of the U.S. Treasury, and "stripped" securities of other government agencies. The Federal Reserve also established a temporary standby financing facility. As with most other secular Y2K fears, the money markets' liquidity concerns turned out to be for naught.

STRONG RELATIVE PERFORMANCE

For the seven-day period ended December 31, 1999, the MainStay Money Market Fund provided an effective yield of 5.38% and a current yield of 5.24% for Class A, Class B, and Class C shares. For the twelve months ended December 31, 1999, the Fund returned 4.65% for Class A, Class B, and Class C shares, exceeding the 4.49% return of the average Lipper(2) money market fund over the same period, placing it in the top 41% of its Lipper peer group.

STRATEGIC MATURITY AND SECTOR POSITIONING

During the first half of the year, we lengthened the maturity of the portfolio relative to the average money-market fund when we felt that short-term interest rates had already priced in more than a 0.25% increase in the federal funds rate even before the Fed made its first official tightening move at the end of June. This maturity-extending strategy proved effective for Fund performance as the portfolio benefited from the higher rates during this time. Also, when interest rates declined after the June 30, 1999, Federal Reserve rate hike, the Fund had a comparatively smaller percentage of its assets to reinvest at the lower rates.

Early in the fourth quarter, we positioned the portfolio to be able to provide sufficient liquidity during the months of December and January. To do so, we used master-note agreements and purchased agency securities for use as collateral in reverse-repurchase agreements. We also arranged to have a certain percentage of the securities in the portfolio maturing daily during the months just preceding and following the new year. In October 1999, we also began to invest in securities maturing after January 1, 2000. The yields on these securities further benefited Fund performance. As of December 31, 1999, the Fund's average maturity stood at 58 days.

HIGH CREDIT QUALITY

The Fund's investments throughout the year centered on floating-rate notes, bank certificates of deposit (CDs), commercial paper, and asset-backed commercial paper. The Fund primarily invested in securities of finance, insurance, brokerage, and industrial companies, banks, and bank holding companies. We continued to invest the Fund only in first-tier securities, or generally those money-market instruments in the highest rating category. The Fund was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Fund's concentration on the highest-quality securities helped manage portfolio risk.

LOOKING FORWARD

As the Federal Reserve's 1999 interest-rate increases filter through the economy, we believe they may help contain inflationary pressures and slow economic growth in the first half of 2000. Although the consumer remains confident, higher borrowing costs and fewer opportunities to increase disposable income will likely temper spending patterns. For example, current 30-year mortgage rates offer far less incentive to refinance than those available at the beginning of 1999. We believe business spending, however, may be on the rise

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is no guarantee of future results.

early in the year 2000, as cash set aside for potential Y2K compliance issues may be redirected to capital spending.

Recent comments by Federal Reserve officials continue to indicate that they view the tight labor market as an imminent inflationary risk. The Fed does not believe that the "new economy" repeals the old rules of supply and demand, which means we may see further moves to raise rates during the first part of the new year.

The degree of tightening and the timing of the Federal Reserve's next moves will be key to U.S. money-market performance. For the near term, we will likely manage the Fund with a shorter maturity than in 1999 to be well positioned for any potential rate increases. We also intend to remain focused on quality, as the Fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Edward Munshower
Claude Athaide
Portfolio Managers
MacKay Shields LLC

Yields and Lipper Rankings as of 12/31/99

   FUND SEC YIELDS*

             7-DAY EFFECTIVE YIELD  7-DAY CURRENT YIELD
    Class A          5.38%                 5.24%
    Class B          5.38%                 5.24%
    Class C          5.38%                 5.24%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                                                   LIFE OF FUND
                      1 YEAR        5 YEARS        10 YEARS      THROUGH 12/31/99
    Class A         136 out of   98 out of       n/a                 98 out of
                    337 funds    218 funds                          218 funds
    Class B         136 out of   98 out of       52 out of           42 out of
                    337 funds    218 funds       130 funds           92 funds
    Class C         136 out of   n/a             n/a                128 out of
                    337 funds                                       317 funds
    Average Lipper
    money market
    fund            4.49%        4.95%           4.80%              5.40%

-------
* Past performance is no guarantee of future results. An investment in the MainStay Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Investment return and principal value may fluctuate so that upon redemption, shares may be worth more or less than their original cost. The 7-day current yield reflects certain fee waivers and/or expense limitations, without which this performance figure would have been 5.08%. The current yield is based on the 7-day period ending 12/31/99. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/99. Lipper returns and rankings are unaudited.

MainStay Money Market Fund

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                             ------------------------------
SHORT-TERM INVESTMENTS (99.7%)+

ASSET-BACKED SECURITY (0.7%)
New Holland Equipment
 Receivables Trust
 Series 1999-A Class A1
 6.15%, due 11/15/00
 (a)(c).....................  $4,782,765       $  4,782,765
                                               ------------

CERTIFICATES OF DEPOSIT
 (14.3%)
ABN Amro Bank N.V. Chicago
 5.50%, due 6/5/00 (c)......   5,000,000          4,998,975
Bayerische Hypo Vereinsbank
 New York
 6.38%, due 5/15/00
 (b)(c).....................   6,000,000          5,997,915
Bayerische Landsbank New
 York 5.12%, due 3/21/00
 (c)........................   5,000,000          4,997,685
Commerzbank AG New York
 5.01%, due 1/10/00 (c).....   5,000,000          4,999,988
 5.09%, due 2/16/00 (c).....   5,000,000          4,999,787
 6.39%, due 4/10/00
   (b)(c)...................   5,000,000          4,999,456
Deutsche Bank New York
 5.02%, due 1/11/00 (c).....   5,000,000          5,000,047
 5.06%, due 2/8/00 (c)......   5,000,000          4,999,824
 5.25%, due 5/18/00 (c).....   5,000,000          4,996,597
Dresdner Bank New York
 5.56%, due 1/7/00 (c)......   6,000,000          5,999,281
Lloyds Bank PLC New York
 5.65%, due 7/17/00 (c).....   6,000,000          5,998,753
Nationsbank North America
 4.99%, due 1/11/00 (c).....   5,000,000          4,999,987
Rabobank Nederland N.V.
 New York
 5.60%, due 6/14/00 (c).....   5,000,000          4,998,916
Societe Generale New York
 5.29%, due 3/3/00 (c)......   5,000,000          4,999,428
 6.41%, due 3/3/00 (b)(c)...   5,000,000          4,999,582
Svenska Handelsbanken New
 York
 5.23%, due 3/1/00 (c)......   5,000,000          4,999,526
UBS AG Stamford Connecticut
 5.29%, due 3/1/00 (c)......   5,000,000          4,999,717
 5.34%, due 5/30/00 (c).....   5,000,000          4,999,013
                                               ------------
                                                 92,984,477
                                               ------------
COMMERCIAL PAPER (67.4%)
Abbey National North America
 5.90%, due 1/5/00..........   6,000,000          5,996,067
Alliance & Liecester PLC
 6.03%, due 2/4/00 (a)......   6,000,000          5,965,830
Allianz of America Finance
 Corp.
 5.89%, due 4/6/00 (a)......   6,000,000          5,905,760
American Express Credit
 Corp.
 5.50%, due 2/18/00.........   6,900,000          6,849,400
 6.42%, due 1/4/00..........   6,000,000          5,996,790
                                              -------------
+  Percentages indicated are based on Fund net assets.

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                             ------------------------------
COMMERCIAL PAPER (CONTINUED)
American General Finance
 Corp.
 5.50%, due 2/9/00..........  $6,000,000       $  5,964,250
 5.97%, due 2/10/00.........   6,000,000          5,960,200
 6.13%, due 9/15/00 (c).....   6,200,000          6,192,234
Associates Corp. of North
 America
 4.00%, due 1/3/00..........   5,700,000          5,698,733
 5.90%, due 4/3/00..........   6,000,000          5,908,550
Associates First Capital
 Corp.
 6.50%, due 2/1/00..........   6,000,000          5,966,417
Atlantis One Funding Corp.
 5.97%, due 2/7/00..........   6,000,000          5,963,185
 6.06%, due 1/25/00.........   6,000,000          5,975,760
AT&T Corp.
 6.14%, due 7/13/00
   (a)(b)(c)................   6,000,000          5,998,728
 6.16%, due 8/7/00
   (a)(b)(c)................   6,000,000          5,999,695
Bayerische Landesbank New
 York
 6.22%, due 1/5/00..........   6,000,000          5,995,853
BellSouth Telecommunications
 Inc.
 5.80%, due 2/3/00..........   4,000,000          3,978,733
 5.80%, due 2/10/00.........   6,000,000          5,961,333
British Telecommunications
 PLC
 5.70%, due 2/28/00.........   6,000,000          5,944,900
 5.80%, due 1/28/00.........   6,000,000          5,973,900
 5.95%, due 1/20/00.........   6,000,000          5,981,158
Caisse Centrale Desjardins
 Du Quebec
 6.02%, due 1/19/00.........   6,000,000          5,981,940
 6.22%, due 2/29/00.........   3,650,000          3,612,792
Chevron USA Inc.
 5.55%, due 3/8/00..........   7,100,000          7,026,663
 6.05%, due 2/11/00.........   6,000,000          5,958,658
Edison International
 6.25%, due 2/11/00 (a).....   6,000,000          5,957,292
Ford Motor Credit Co.
 5.58%, due 2/17/00.........   6,000,000          5,956,290
 6.38%, due 4/3/00 (c)......   6,000,000          5,998,386
 6.39%, due 1/4/00..........   6,000,000          5,996,805
Franklin Resources Inc.
 6.04%, due 3/6/00 (a)......   5,000,000          4,945,517
 6.08%, due 3/17/00 (a).....   3,950,000          3,899,300
General Electric Capital
 Corp.
 5.93%, due 2/22/00.........   5,000,000          4,957,172
 5.97%, due 1/26/00.........   6,000,000          5,975,125
 6.00%, due 2/17/00.........   6,000,000          5,953,000
Goldman Sachs Group L.P.
 (The)
 5.92%, due 2/29/00.........   6,000,000          5,941,787
 5.98%, due 2/22/00.........   6,000,000          5,948,173
 6.00%, due 4/7/00..........   6,000,000          5,903,000
 6.04%, due 5/19/00.........   6,000,000          5,860,073
IBM Credit Corp.
 5.69%, due 3/20/00.........   6,000,000          5,925,082
Internationale Nederlanden
 (U.S.) Funding Corp.
 5.77%, due 2/4/00..........   5,915,000          5,882,767
 5.88%, due 3/24/00.........   6,000,000          5,918,660

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1999

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                           --------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

COMMERCIAL PAPER (CONTINUED)
KFW International Finance
 Inc.
 5.82%, due 4/3/00..........  $6,000,000       $  5,909,790
 5.91%, due 2/3/00..........   6,000,000          5,967,495
 5.97%, due 3/24/00.........   3,475,000          3,427,170
Merrill Lynch & Co. Inc.
 5.85%, due 1/31/00.........   6,000,000          5,970,750
 5.86%, due 2/2/00..........   6,000,000          5,968,747
Morgan (J.P.) & Co. Inc.
 5.87%, due 4/14/00.........   6,000,000          5,898,253
Morgan Stanley Dean Witter
 & Co.
 4.55%, due 6/7/00 (b)(c)...  12,000,000         12,000,000
 5.43%, due 1/31/00.........   6,000,000          5,972,850
National Rural Utilities
 Cooperative Finance Corp.
 5.78%, due 2/14/00.........   6,000,000          5,957,613
 6.02%, due 3/23/00.........   6,000,000          5,917,727
Nationwide Building Society
 5.90%, due 2/7/00..........   6,000,000          5,963,617
 6.08%, due 1/6/00..........   6,000,000          5,994,933
Petrobras International
 Finance Co.
 6.07%, due 3/15/00.........   6,000,000          5,925,137
Prudential Funding Corp.
 5.90%, due 1/27/00.........   6,000,000          5,974,433
 6.00%, due 1/24/00.........   6,000,000          5,977,000
 6.04%, due 1/20/00.........   6,000,000          5,980,873
Quebec (Province of)
 5.80%, due 5/26/00.........   6,000,000          5,858,867
Rabobank Nederland N.V.
 5.83%, due 6/8/00..........   6,000,000          5,845,505
Receivables Capital Corp.
 6.00%, due 1/25/00.........   6,000,000          5,976,000
Riverwoods Funding Corp.
 6.03%, due 1/26/00.........   6,000,000          5,974,875
 6.06%, due 2/8/00..........   5,000,000          4,968,017
 6.08%, due 1/13/00.........   6,000,000          5,987,840
Salomon Smith Barney
 Holdings Inc.
 5.98%, due 1/19/00.........   6,000,000          5,982,060
 6.00%, due 1/21/00.........   6,000,000          5,980,000
San Paolo U.S. Financial Co.
 5.85%, due 2/7/00..........   7,296,000          7,252,133
 5.88%, due 5/22/00.........   6,000,000          5,860,840
Santander Finance (DE) Inc.
 6.03%, due 1/28/00.........   6,000,000          5,972,888
Transportadora De Gas Del
 Sur S.A. (TGS)
 6.20%, due 3/27/00.........   6,000,000          5,911,133
Unifunding Inc.
 5.92%, due 2/4/00..........   6,000,000          5,966,453
Wells Fargo & Co.
 5.92%, due 2/1/00..........   6,000,000          5,969,413
 6.00%, due 2/9/00..........   6,000,000          5,961,000
 6.00%, due 3/17/00.........   6,000,000          5,924,000
Xerox Corp.
 5.85%, due 2/14/00.........   6,000,000          5,957,100
                                               ------------
                                                437,930,470
                                               ------------

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                           --------------------------------
CORPORATE BOND (0.8%)
Associates Corp. of North
 America
 5.25%, due 3/30/00 (c).....  $5,000,000       $  4,989,542
                                               ------------

FEDERAL AGENCIES (5.6%)
Federal Home Loan Banks
 (Discount Note)
 5.56%, due 2/23/00.........   6,000,000          5,950,887
Federal National Home
 Mortgage Association
 (Discount Note)
 5.58%, due 1/21/00.........   6,500,000          6,479,850
 5.59%, due 1/18/00.........   6,000,000          5,984,162
Freddie Mac (Discount Note)
 5.54%, due
   2/15/00 - 2/24/00........  12,000,000         11,908,590
 5.56%, due 1/10/00.........   6,000,000          5,991,660
                                               ------------
                                                 36,315,149
                                               ------------

MEDIUM-TERM NOTES (6.8%)
IBM Credit Corp.
 5.90%, due 8/7/00 (c)......   6,000,000          5,998,890
Morgan (J.P.) & Co. Inc.
 6.43%, due 7/6/00 (b)(c)...   6,000,000          5,997,414
Morgan Stanley Dean Witter &
 Co.
 6.18%, due 3/10/00
   (b)(c)...................   6,000,000          6,000,047
National Rural Utilities
 Cooperative Finance Corp.
 Series C
 6.14%, due 6/26/00
   (b)(c)...................   5,000,000          5,000,000
Prudential Funding Corp.,
 Series B
 5.16%, due 5/30/00
   (a)(b)(c)................   5,000,000          5,002,177
Salomon Smith Barney
 Holdings Inc.
 6.63%, due 11/30/00 (c)....   4,842,000          4,852,997
Wells Fargo Co., Series J
 6.01%, due 3/10/00
   (b)(c)...................   6,000,000          5,997,537
Xerox Corp., Series F
 5.64%, due 7/14/00 (c).....   5,000,000          4,998,834
                                               ------------
                                                 43,847,896
                                               ------------
                                SHARES
                              -----------
INVESTMENT COMPANY (4.1%)
Merrill Lynch Premier
 Institutional Fund.........  26,905,026         26,905,026
                                               ------------
Total Short-Term Investments
 (Amortized Cost
 $647,755,325) (d)..........        99.7%       647,755,325
Cash and Other Assets,
 Less Liabilities...........         0.3          2,125,714
                                   -----       ------------
Net Assets..................       100.0%      $649,881,039
                                   =====       ============

-------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 1999.
(c) Interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

The table below sets forth the diversification of Money Market Fund investments by industry.

                              AMORTIZED
                                 COST          PERCENT +
                           -----------------------------
INDUSTRY DIVERSIFICATION

Auto Finance...............  $17,951,481           2.8%
Banks #....................  204,894,957          31.5
Brokerage..................   79,684,938          12.4
Computer & Office
 Equipment.................   16,922,806           2.6
Conglomerates..............   16,885,297           2.6
Consumer Financial
 Services..................   12,846,190           2.0
Diversified Financial
 Services..................   12,000,000           1.8
Domestic Oils..............   12,985,321           2.0
Equipment Loans............    4,782,765           0.7
Federal Agencies...........   36,315,149           5.6
Finance....................  119,201,861          18.4
Foreign Government.........    5,858,867           0.9
Insurance..................   11,924,450           1.8
Investment Company.........   26,905,026           4.1
Oil Services...............    5,925,137           0.9
Telecommunication
 Services..................   39,838,448           6.1
Utilities..................   16,875,340           2.6
Utilities - Electric.......    5,957,292           0.9
                             ------------        -----
                             647,755,325          99.7
Cash and Other Assets,
 Less Liabilities..........    2,125,714           0.3
                             ------------        -----
Net Assets.................  $649,881,039        100.0%
                             ============        =====

-------
+ Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (amortized cost
  $647,755,325).............................................       $647,755,325
Cash........................................................            226,628
Receivables:
  Interest..................................................          4,355,425
  Fund shares sold..........................................          4,114,274
                                                                   ------------
        Total assets........................................        656,451,652
                                                                   ------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................          5,824,674
  MainStay Management.......................................            174,570
  Transfer agent............................................            143,376
  Custodian.................................................             46,121
  Trustees..................................................              4,995
Accrued expenses............................................            100,628
Dividend payable............................................            276,249
                                                                   ------------
        Total liabilities...................................          6,570,613
                                                                   ------------
Net assets..................................................       $649,881,039
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $  1,893,356
  Class B...................................................          4,584,001
  Class C...................................................             21,540
Additional paid-in capital..................................        643,390,723
Accumulated net realized loss on investments................             (8,581)
                                                                   ------------
Net assets..................................................       $649,881,039
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $189,335,567
                                                                   ============
Shares of beneficial interest outstanding...................        189,335,562
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $458,391,458
                                                                   ============
Shares of beneficial interest outstanding...................        458,400,046
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  2,154,014
                                                                   ============
Shares of beneficial interest outstanding...................          2,154,014
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Interest..................................................  $31,621,069
                                                              -----------
Expenses:
  Management................................................    2,854,593
  Transfer agent............................................    1,656,600
  Shareholder communication.................................      175,966
  Registration..............................................      112,555
  Custodian.................................................      108,237
  Recordkeeping.............................................       86,768
  Professional..............................................       54,553
  Trustees..................................................       17,923
  Miscellaneous.............................................       18,295
                                                              -----------
    Total expenses before reimbursement.....................    5,085,490
Expense reimbursement from Manager..........................     (878,339)
                                                              -----------
    Net expenses............................................    4,207,151
                                                              -----------
Net investment income.......................................   27,413,918
                                                              -----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................          332
                                                              -----------
Net increase in net assets resulting from operations........  $27,414,250
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   1999             1998
                                                              --------------   --------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   27,413,918   $   23,388,591
  Net realized gain on investments..........................             332            6,969
                                                              --------------   --------------
  Net increase in net assets resulting from operations......      27,414,250       23,395,560
                                                              --------------   --------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................      (6,865,359)      (5,052,302)
    Class B.................................................     (20,443,075)     (18,336,171)
    Class C.................................................        (105,484)            (118)
                                                              --------------   --------------
      Total dividends to shareholders.......................     (27,413,918)     (23,388,591)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sales of shares:
    Class A.................................................   1,460,864,924      892,119,103
    Class B.................................................     695,572,243      663,115,998
    Class C.................................................      14,076,657           18,352
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................       6,404,081        4,475,675
    Class B.................................................      20,720,097       17,087,587
    Class C.................................................          64,831               --
                                                              --------------   --------------
                                                               2,197,702,833    1,576,816,715
  Cost of shares redeemed:
    Class A.................................................  (1,427,683,763)    (827,769,898)
    Class B.................................................    (682,075,401)    (592,657,906)
    Class C.................................................     (12,005,827)              --
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................      75,937,842      156,388,911
                                                              --------------   --------------
      Net increase in net assets............................      75,938,174      156,395,880
NET ASSETS:
Beginning of year...........................................     573,942,865      417,546,985
                                                              --------------   --------------
End of year.................................................  $  649,881,039   $  573,942,865
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                             -------------------------------------------------------------
                                                                                Year ended December 31,
                                                             -------------------------------------------------------------
                                                               1999          1998         1997         1996         1995
                                                             --------      --------      -------      -------      -------
Net asset value at beginning of period.................      $   1.00      $   1.00      $  1.00      $  1.00      $  1.00
                                                             --------      --------      -------      -------      -------
Net investment income..................................          0.05          0.05         0.05         0.05         0.05
                                                             --------      --------      -------      -------      -------
Less dividends from net investment income..............         (0.05)        (0.05)       (0.05)       (0.05)       (0.05)
                                                             --------      --------      -------      -------      -------
Net asset value at end of period.......................      $   1.00      $   1.00      $  1.00      $  1.00      $  1.00
                                                             ========      ========      =======      =======      =======
Total investment return (a)............................          4.65%         5.01%        5.08%        4.91%        5.51%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income..............................          4.56%         4.90%        4.97%         4.8%         5.4%
    Net expenses.......................................          0.70%         0.70%        0.70%         0.7%         0.7%
    Expenses (before reimbursement)....................          0.85%         0.93%        0.95%         1.0%         0.9%
Net assets at end of period (in 000's).................      $189,336      $149,751      $80,925      $53,890      $34,880

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Class B                                              Class C
    ----------------------------------------------------------------      ------------------------------
                                                                                            September 1*
                        Year ended December 31,                            Year ended         through
    ----------------------------------------------------------------      December 31,      December 31,
      1999          1998          1997          1996          1995            1999              1998
    --------      --------      --------      --------      --------      ------------      ------------
    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00         $ 1.00            $ 1.00
    --------      --------      --------      --------      --------         ------            ------
        0.05          0.05          0.05          0.05          0.05           0.05              0.02
    --------      --------      --------      --------      --------         ------            ------
       (0.05)        (0.05)        (0.05)        (0.05)        (0.05)         (0.05)            (0.02)
    --------      --------      --------      --------      --------         ------            ------
    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00         $ 1.00            $ 1.00
    ========      ========      ========      ========      ========         ======            ======
        4.65%         5.01%         5.08%         4.91%         5.51%          4.65%             1.60%
        4.56%         4.90%         4.97%          4.8%          5.4%          4.56%             4.90%+
        0.70%         0.70%         0.70%          0.7%          0.7%          0.70%             0.70%+
        0.85%         0.93%         0.95%          1.0%          0.9%          0.85%             0.93%+
    $458,391      $424,174      $336,622      $317,483      $279,843         $2,154            $   18

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares whose distribution commenced on January 3, 1995, May 1, 1986 and September 1, 1998, respectively, bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's creditworthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SECURITIES VALUATION. Securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Notes to Financial Statements

DIVIDENDS TO SHAREHOLDERS. Dividends are recorded on the ex-dividend date. Dividends are declared daily and paid monthly. Income dividends are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income, expenses, and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50% up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion. The Manager has voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annual basis 0.70% of the average daily net assets of the Fund. For the year ended December 31, 1999, the Manager earned $2,854,593 and reimbursed the Fund $878,339.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700

MainStay Money Market Fund

million to $1 billion and 0.175% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that the Distributor received from shareholders the proceeds from contingent deferred sales charges for the year ended December 31, 1999, in the amount of $1,395,811.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999 amounted to $1,656,600.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $15,775 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $86,768 for the year ended December 31, 1999.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1999, for Federal income tax purposes, capital loss carryforwards of $8,581 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through 2006. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS
                     AVAILABLE THROUGH                        AMOUNT
                     -----------------                        ------
     2002...................................................  $2,344
     2003...................................................   4,151
     2004...................................................   1,118
     2006...................................................     968
                                                              ------
                                                              $8,581
                                                              ======

The Fund utilized $332 of capital loss carryforwards during the current year.

NOTE 5--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                             YEAR ENDED                        YEAR ENDED
                                         DECEMBER 31, 1999                  DECEMBER 31, 1998
                                  --------------------------------   -------------------------------
                                   CLASS A     CLASS B    CLASS C    CLASS A    CLASS B    CLASS C*
                                  ----------   --------   --------   --------   --------   ---------
Shares sold.....................   1,460,865    695,572    14,077     892,119    663,116         18
Shares issued in reinvestment of
  dividends and distributions...       6,404     20,720        65       4,476     17,088         --
                                  ----------   --------   -------    --------   --------    -------
                                   1,467,269    716,292    14,142     896,595    680,204         18
Shares redeemed.................  (1,427,684)  (682,075)  (12,006)   (827,770)  (592,658)        --
                                  ----------   --------   -------    --------   --------    -------
Net increase....................      39,585     34,217     2,136      68,825     87,546         18
                                  ==========   ========   =======    ========   ========    =======

-------

*    First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Money Market Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

Officers & Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel

* As of December 31, 1999.

[MAINSTAY INVESTMENT LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Money Market Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN12-02/00

[RECYCLE LOGO]

                                                       [THE MAINSTAY FUNDS LOGO]

    MainStay
    Money Market Fund

    ANNUAL REPORT

    DECEMBER 31, 1999

    [MAINSTAY INVESTMENTS LOGO]

                                           TABLE OF CONTENTS

                                                              President's Letter                               3
                                                              $10,000 Invested in the MainStay New York Tax
                                                              Free Fund versus Lehman Brothers Municipal
                                                              Bond Index and Inflation--Class A, Class B,
                                                              and Class C Shares                               4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               26
                                                              The MainStay Funds                              27

                       This page intentionally left blank

PRESIDENT'S LETTER

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2000

---------------
* Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

$10,000 INVESTED IN THE MAINSTAY NEW YORK
TAX FREE FUND VERSUS LEHMAN BROTHERS
MUNICIPAL BOND INDEX AND INFLATION

CLASS A SHARES SEC Returns: 1 Year -9.48%, 5 Years 4.32%, Since Inception 4.77%

[LINE GRAPH]

                                                  MAINSTAY NEW YORK TAX          LEHMAN BROTHERS
                                                        FREE FUND             MUNICIPAL BOND INDEX*         INFLATION (CPI)+
                                                  ---------------------       ---------------------         ----------------
10/1/91                                                    9550                       10000                       10000
12/91                                                      9749                       10335                       10051
12/92                                                     10628                       11247                       10349
12/93                                                     11916                       12628                       10632
12/94                                                     11353                       11975                       10908
12/95                                                     13167                       14066                       11192
12/96                                                     13569                       14689                       11563
12/97                                                     14708                       16038                       11758
12/98                                                     15499                       17077                       11947
12/99                                                     14690                       16513                       12267

CLASS B AND CLASS C SHARES
Class B SEC Returns: 1 Year -10.23%, 5 Years 4.67%, Since Inception 5.18% Class C SEC Returns: 1 Year -6.45%, 5 Years 5.01%, Since Inception 5.18%

[LINE GRAPH]

                                                  MAINSTAY NEW YORK TAX          LEHMAN BROTHERS
                                                        FREE FUND             MUNICIPAL BOND INDEX*         INFLATION (CPI)+
                                                  ---------------------       ---------------------         ----------------
10/1/91                                                   10000                       10000                       10000
12/91                                                     10208                       10335                       10051
12/92                                                     11128                       11247                       10349
12/93                                                     12477                       12628                       10632
12/94                                                     11888                       11975                       10908
12/95                                                     13751                       14066                       11192
12/96                                                     14145                       14689                       11563
12/97                                                     15297                       16038                       11758
12/98                                                     16062                       17077                       11947
12/99                                                     15177                       16513                       12267

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 10/1/91 reflecting the effect of the 4.5% maximum up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of the Class A shares for periods from 10/1/91 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their loads and expense structures. Performance does not reflect the Contingent Deferred Sales Charge
  (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 10/1/91 and includes the historical performance of the Class A shares for periods 10/1/91 through 12/31/94 and Class B shares for periods 1/1/95 through 8/31/98. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. (The $10,000 invested in the Lehman Brothers Municipal Bond Index begins on 9/30/91.) All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------

(1) See footnote and table on page 10 for more information on Lipper Inc.
(2) See footnote on page 5 for more information on the Lehman Brothers Municipal Bond Index.


PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Events of the preceding two years, especially the currency crises in Asia, Russia, and Latin America and the resulting stresses on global financial markets, set the stage for robust U.S. economic growth in 1999. Real gross domestic product (GDP) expanded at about 4% for the year, while a combination of low interest rates, a strong dollar, low commodity prices, and a rising stock market allowed consumers to continue spending at a strong pace. Meanwhile, inflation remained subdued, despite a tight labor market and rising oil prices. This raises the important question: Why is inflation so modest when demand is strong? We believe several explanations can be offered, including a lack of pricing power, capacity utilization that is below inflationary levels, price-conscious consumers, and modest growth in base wages, despite high employment levels. At the same time, productivity gains resulting from the technological revolution have continued to help keep inflation in check.

Even with all of that, the Federal Reserve Board argued that the pace of the economy could not be indefinitely supported by labor-force growth and productivity gains. Concerned about the potential for inflation, the Federal Reserve raised the targeted federal funds rate by 0.25% three times in 1999-- on June 30, August 24, and November 16--to close the year with a targeted rate of 5.50%.

The Federal Reserve's influence was clearly felt by the bond market during 1999. While the municipal markets were impacted to a less dramatic degree than taxable bonds, including U.S. Treasuries, yields on municipal securities nevertheless rose by over 1.00% during the twelve months ended December 31, 1999.

The New York State economy continued to benefit from a strong stock market and the general economic growth of the nation. Upstate industries, however, tended to lag the vitality of New York City's booming real estate market and advancing technology and service-oriented sectors. Tourism remained strong throughout the year, despite media concerns over the possibility of disruptions at New York City's Times Square millennial celebration. Although the state has a current budget surplus, projected deficits in future years continued to cast shadows over the economic outlook, as rising interest rates continued to move bond prices lower throughout the course of the year.

FUND PERFORMANCE

For the year ended December 31, 1999, the MainStay New York Tax Free Fund returned -5.22% for Class A shares and -5.51% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -4.89% return of the average Lipper(1) New York municipal debt fund and the -2.06% return of the Lehman Brothers Municipal Bond Index(2) during the annual period.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[BAR GRAPH]


12/91                                                                             2.08
12/92                                                                             9.01
12/93                                                                            12.11
12/94                                                                            -4.71
12/95                                                                            15.97
12/96                                                                             3.06
12/97                                                                             8.39
12/98                                                                             5.38
12/99                                                                            -5.22

Past performance is no guarantee of future results. See footnote * on page 10 for more information on performance.

CLASS B AND CLASS C SHARES

[BAR GRAPH]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/91                                                                             2.08
12/92                                                                             9.01
12/93                                                                            12.11
12/94                                                                            -4.71
12/95                                                                            15.67
12/96                                                                             2.86
12/97                                                                             8.14
12/98                                                                             5.00
12/99                                                                            -5.51

Past performance is no guarantee of future results. Class B share returns reflect the historical performance of the Class A shares for the periods 12/91 through 12/94. Class C share returns reflect the historical performance of the Class A shares for periods 12/91 through 12/94 and Class B shares for periods 1/95 through 8/98. See footnote * on page 10 for more information on performance.

STRATEGIC MANAGEMENT DECISIONS

The Fund's strategy during the first three quarters of the year focused on the relative value of long-term municipal bonds versus U.S. Treasuries. At the close of 1998, municipals were providing almost the same yields as comparable Treasury securities. When adjusted for taxes, municipals at that time actually provided substantially higher yields than Treasuries. Our goal was to take advantage of the attractiveness of long-term municipals by extending into

-------
(3) Most bonds carry a call provision, generally about ten years after issuance. If the issuer wants to take advantage of lower interest rates and refinance before the call date, the bonds can be prerefunded. In a pre-refunding, new bonds are issued and the proceeds are used to purchase Treasury securities that mature near the same date as the original issue's call date. The securities are escrowed and used to pay the interest until the first call date, at which time the principal is paid. When prerefundings occur, they may provide large gains for bondholders because the municipals are in effect tax-free Treasury bonds whose maturity, in many cases, has been reduced by more than twenty years.


longer maturities. We believed these securities would be the greatest beneficiaries if the market returned to a more traditional relationship between Treasuries and municipals. As interest rates rose, however, the price of long-term municipals declined, which had a negative impact on Fund performance.

Personnel and investment-strategy changes were implemented in the fall of 1999 to help enhance the total-return profile of the Fund. The investment focus shifted to reducing the portfolio's duration and to applying tactical yield-curve strategies--all while maintaining the high credit quality of the bonds in the Fund's portfolio. The positive results of these changes began to become evident in the improved Fund performance for the fourth quarter of 1999. During the fourth quarter, all share classes closely tracked the average Lipper New York municipal debt fund, and in December, all share classes outperformed the average Fund in this Lipper universe.

PORTFOLIO CHARACTERISTICS

In a generally declining market, the Fund was overweighted in New York City General Obligation bonds, all of which have been prerefunded,(3) with a positive impact on the quality of the portfolio. During the year, we sought relative value for the Fund in selected hospital issues. These securities had suffered over Medicare-payment concerns that now appear to be easing. The Fund also overweighted transportation bonds, with significant positions at year-end in Triborough Bridge & Tunnel bonds, Port Authority of New York & New Jersey bonds, and a New York State Thruway issue.

With interest rates rising, we chose to underweight the Fund in housing issues to pursue relative value elsewhere in the New York municipal market. As the pace of environmental regulation had eased, the Fund also underweighted industrial pollution bonds. Education bonds were also underweighted in the portfolio at year-end. The Fund continues to seek broad diversification by issuer, county, municipal sector, coupon, and maturity to help manage risk in a geographically restricted portfolio.

LOOKING AHEAD

As the Federal Reserve's 1999 interest-rate increases filter through the economy, we believe they may help keep inflationary pressures under control and slow economic growth in the first half of 2000. Although consumers remain confident, we believe higher borrowing costs and modest wage growth will likely temper individuals' spending patterns. Current 30-year mortgage rates, for example, offer far less incentive to refinance than those available at the beginning of 1999. Business spending, however, may be on the rise in 2000, as cash budgeted for potential Y2K compliance issues may be redirected to capital spending.

Recent comments by Federal Reserve officials indicate that they view the tight labor market as an imminent inflationary risk. They believe that the old rules of supply and demand will continue to influence the market. Thus, we expect the Federal Reserve to raise rates in the first several months of 2000. We believe the result will likely be a slightly flatter yield curve in the municipal bond market. We also expect demand for municipals to increase, as investors begin to lock in attractive long-term rates with substantial equity-market gains garnered over the last five years. As of year-end 1999, an investor in the highest tax bracket could invest in a 30-year callable municipal bond at a yield exceeding 6%. That is equivalent to a 10% yield on a taxable investment.

We currently intend to maintain the high quality of the securities in the Fund's portfolio, as we do not feel the difference in yield between securities rated AAA and those rated BBB(4) is enough to justify taking on the added credit risk. We also intend to continue seeking yield advantages and diversification by county, municipal sector, coupon, and maturity as opportunities arise. Whatever the markets may bring, the Fund will continue to seek to provide a high level of current income exempt from regular federal income tax and personal income tax of New York State and its political subdivisions, including New York City, consistent with the preservation of capital. We believe our recent strategy changes will better enable us to meet this objective.

Edward Munshower
Portfolio Manager
MacKay Shields LLC

   TARGETED DIVIDEND POLICY

   As far as possible, the MainStay New York Tax Free Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In the first eight months of 1999, however, the Fund distributed more income to shareholders than it had received. As a result, the Fund adjusted its dividend downward effective August 31, 1999. No taxable distributions from net investment income were made to shareholders during the year. Decreasing the dividend had a stabilizing impact on the Fund's net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.


(4) Currently debt rated AAA has the highest rating assigned by Standard & Poor's and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, these ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

Past performance is no guarantee of future results.

RETURNS AND LIPPER RANKINGS AS OF 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                          LIFE OF FUND
                    1 YEAR   5 YEARS    THROUGH 12/31/99
    Class A         -5.22%    5.29%          5.35%
    Class B         -5.51%    5.01%          5.18%
    Class C         -5.51%    5.01%          5.18%

   FUND SEC RETURNS*

                                           LIFE OF FUND
                    1 YEAR    5 YEARS    THROUGH 12/31/99
    Class A          -9.48%    4.32%          4.77%
    Class B         -10.23%    4.67%          5.18%
    Class C          -6.45%    5.01%          5.18%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                              LIFE OF FUND
                     1 YEAR      5 YEARS    THROUGH 12/31/99
    Class A         68 out of   56 out of       31 out of
                    99 funds    75 funds        40 funds
    Class B         78 out of   64 out of       64 out of
                    99 funds    75 funds        75 funds
    Class C         78 out of   n/a             80 out of
                    99 funds                    99 funds
    Average Lipper
    NY municipal
    debt fund        -4.89%       5.68%        5.54%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/99

                    NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A            $9.11       $0.4498      $0.0090
    Class B            $9.04       $0.4243      $0.0090
    Class C            $9.04       $0.4243      $0.0090

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares, first offered to the public on 1/3/95, are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) up to 12/31/94. Performance figures for the two classes vary after this date based on differences in their loads and expense structures. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of .50%. Performance figures for this class include the historical performance of the Class A shares for periods from inception (10/1/91) up to 12/31/94 and Class B shares for periods 1/1/95 up to 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads and expense structures.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A shares were first offered to the public on 10/1/91, Class B shares on 1/3/95, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 10/1/91 through 12/31/99. Lipper rankings and returns are unaudited.

MAINSTAY NEW YORK TAX FREE FUND

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
LONG-TERM MUNICIPAL BONDS (97.3%)+

NEW YORK (92.4%)
Nassau County New York
 Tobacco Settlement Corp.
 Series A
 6.60%, due 7/15/39 (b).........  $2,200,000       $ 2,127,246
New York City General Obligation
 Series D
 6.00%, due 2/15/25.............      25,000            26,385
 Series D
 7.625%, due 2/1/13 (d).........   1,000,000         1,073,400
 Series F
 8.20%, due 11/15/04 (d)........      20,000            21,590
New York City Industrial
 Development
 Agency Civic Facility Revenue
 Lighthouse International
 Project
 4.50%, due 7/1/33..............   1,390,000         1,037,204
New York City Municipal Water
 Finance Authority, Water and
 Sewer
 Systems Revenue, Series A
 5.50%, due 6/15/32.............   1,000,000           907,780
New York State Dormitory
 Authority Revenue
 Mental Health
 Services Facilities Improvement
 Series F
 4.50%, due 8/15/28.............     600,000           455,322
 New York University
 Series A
 5.75%, due 7/1/27..............     500,000           487,405
 Park Ridge Housing Income
 Project
 7.85%, due 2/1/29 (b)..........     800,000           817,880
 Rockefeller University
 4.75%, due 7/1/37..............     900,000           720,306
New York State Energy Research &
 Development Authority
 Electric Co. Facilities Revenue
 7.50%, due 1/1/26 (a)..........     500,000           506,140
New York State Environmental
 Facilities Corp.
 Pollution Control Revenue
 Series B
 7.50%, due 3/15/11.............     600,000           613,482
New York State Local Government
 Assistance Corp.
 Series C
 (zero coupon), due 4/1/14......   1,500,000           664,125
New York State Medical Care
 Facilities
 Finance Agency Revenue
 7.35%, due 2/15/29.............     610,000           623,542
 7.375%, due 8/15/19............     395,000           403,761
 7.50%, due 2/15/21 (d).........     315,000           329,811
 7.875%, due 8/15/20............      55,000            57,143
 8.875%, due 8/15/07............     455,000           456,611
--------
+  Percentages indicated are based on Fund net assets.

                                   PRINCIPAL
                                    AMOUNT            VALUE
                                  ----------------------------
NEW YORK (CONTINUED)
New York State Thruway Authority
 Service Contract Revenue
 Local Highway and Bridge
 5.75%, due 4/1/16..............  $  900,000       $   870,867
New York State Urban Development
 Corporate Revenue
 Service Contracts, Series C
 5.75%, due 1/1/16 (b)..........   1,000,000           990,210
Niagara Falls New York Bridge
 Commission Toll Revenue
 Series B
 5.25%, due 10/1/15.............     715,000           686,443
Niagara New York
 Frontier Transportation
 Authority
 Airport Revenue, Series B
 5.50%, due 4/1/16..............   1,000,000           957,950
Port Authority of New York &
 New Jersey Consolidated Bonds
 Series 109
 5.375%, due 7/15/27............   1,000,000           906,550
Tobacco Settlement Asset
 Securitization Corp.
 Series 1
 6.375%, due 7/15/39............   2,000,000         1,935,620
Triborough Bridge & Tunnel
 Authority
 of New York, General Purpose
 Revenue, Series Y
 6.125%, due 1/1/21.............     750,000           772,455
                                                   -----------
                                                    18,449,228
                                                   -----------

PUERTO RICO (4.9%)
Puerto Rico Municipal Finance
 Agency
 Series A
 5.50%, due 8/1/17..............   1,000,000           977,380
                                                   -----------
Total Long-Term Municipal Bonds
 (Cost $20,557,695).............                    19,426,608
                                                   -----------

SHORT-TERM MUNICIPAL BOND (1.0%)

New York City General Obligation
  Series B5
  4.75%, due 8/15/09 (c)........     200,000           200,000
                                                   -----------
Total Short-Term Municipal Bond
 (Cost $200,000)................                       200,000
                                                   -----------
Total Investments
 (Cost $20,757,695) (e).........        98.3%       19,626,608(f)
Cash and Other Assets,
 Less Liabilities...............         1.7           344,088
                                       -----       -----------
Net Assets......................       100.0%      $19,970,696
                                       =====       ===========


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

                       CONTRACTS         UNREALIZED
                         SHORT        APPRECIATION (g)
------------------------------------------------------
FUTURES CONTRACTS (0.0%) (h)

Municipal Bond
  March 2000 (30
  Year)..............     (12)            $11,844
                                          -------
Total Futures
 Contracts
 (Settlement Value
 $1,121,469).........                     $11,844
                                          =======

-------
(a) Interest on this security is subject to alternative minimum tax.
(b) Segregated or partially segregated as collateral for futures contracts.
(c) Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
(d) Prerefunding securities--issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(e) The cost stated also represents the aggregate cost for Federal income tax purposes.
(f) At December 31, 1999, net unrealized depreciation was $1,131,087, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $30,585 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,161,672.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1999.
(h) Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $20,757,695)..............................................       $19,626,608
Cash........................................................            57,605
Receivables:
  Interest..................................................           358,962
  Fund shares sold..........................................               927
  Variation margin on futures contracts.....................               375
                                                                   -----------
    Total assets............................................        20,044,477
                                                                   -----------
LIABILITIES:
Payables:
  Shareholder communication.................................            26,580
  MainStay Management.......................................            15,045
  NYLIFE Distributors.......................................             5,781
  Transfer agent............................................             4,529
  Custodian.................................................             3,223
  Fund shares redeemed......................................             3,000
  Trustees..................................................               161
Accrued expenses............................................            15,462
                                                                   -----------
    Total liabilities.......................................            73,781
                                                                   -----------
Net assets..................................................       $19,970,696
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    14,224
  Class B...................................................             7,717
  Class C...................................................                42
Additional paid-in capital..................................        21,774,312
Accumulated net realized loss on investments................          (706,356)
Net unrealized depreciation on investments and futures
  contracts.................................................        (1,119,243)
                                                                   -----------
Net assets..................................................       $19,970,696
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $12,952,305
                                                                   ===========
Shares of beneficial interest outstanding...................         1,422,427
                                                                   ===========
Net asset value per share outstanding.......................       $      9.11
Maximum sales charge (4.50% of offering price)..............              0.42
                                                                   -----------
Maximum offering price per share outstanding................       $      9.53
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 6,980,198
                                                                   ===========
Shares of beneficial interest outstanding...................           771,740
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.04
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $    38,193
                                                                   ===========
Shares of beneficial interest outstanding...................             4,225
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.04
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 1,313,006
                                                              -----------
Expenses:
  Management................................................      111,930
  Service--Class A..........................................       35,982
  Service--Class B..........................................       19,959
  Service--Class C..........................................           24
  Transfer agent............................................       49,453
  Shareholder communication.................................       30,564
  Professional..............................................       28,344
  Distribution--Class B.....................................       19,959
  Distribution--Class C.....................................           24
  Custodian.................................................       12,540
  Recordkeeping.............................................       12,000
  Registration..............................................        9,735
  Trustees..................................................          623
  Miscellaneous.............................................       17,462
                                                              -----------
    Total expenses before reimbursement.....................      348,599
Expense reimbursement from Manager..........................      (51,029)
                                                              -----------
    Net expenses............................................      297,570
                                                              -----------
Net investment income.......................................    1,015,436
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from:
  Security transactions.....................................     (703,653)
  Futures transactions......................................       (2,703)
                                                              -----------
Net realized loss on investments............................     (706,356)
                                                              -----------
Net change in unrealized appreciation on investments:
  Security transactions.....................................   (1,520,818)
  Futures transactions......................................       11,844
                                                              -----------
Net unrealized loss on investment...........................   (1,508,974)
                                                              -----------
Net realized and unrealized loss on investments.............   (2,215,330)
                                                              -----------
Net decrease in net assets resulting from operations........  $(1,199,894)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  1999           1998
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 1,015,436    $   922,511
  Net realized gain (loss) on investments...................     (706,356)       250,744
  Net change in unrealized appreciation on investments......   (1,508,974)       (86,245)
                                                              -----------    -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................   (1,199,894)     1,087,010
                                                              -----------    -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (665,626)      (649,522)
    Class B.................................................     (351,328)      (272,985)
    Class C.................................................         (483)            (4)
  From net realized gain on investments:
    Class A.................................................      (12,761)      (141,453)
    Class B.................................................       (6,961)       (71,954)
    Class C.................................................          (37)            (2)
                                                              -----------    -----------
      Total dividends and distributions to shareholders.....   (1,037,196)    (1,135,920)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      513,102      3,306,693
    Class B.................................................    1,697,158      3,642,989
    Class C.................................................       38,507            250
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      336,060        377,476
    Class B.................................................      210,506        208,607
    Class C.................................................          516              4
                                                              -----------    -----------
                                                                2,795,849      7,536,019
  Cost of shares redeemed:
    Class A.................................................   (1,917,421)    (2,017,731)
    Class B.................................................   (2,336,657)    (1,201,673)
    Class C.................................................           (6)            --
                                                              -----------    -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (1,458,235)     4,316,615
                                                              -----------    -----------
      Net increase (decrease) in net assets.................   (3,695,325)     4,267,705
NET ASSETS:
Beginning of year...........................................   23,666,021     19,398,316
                                                              -----------    -----------
End of year.................................................  $19,970,696    $23,666,021
                                                              ===========    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                      Class A
                                                            -----------------------------------------------------------
                                                                              Year ended December 31,
                                                            -----------------------------------------------------------
                                                             1999         1998         1997         1996         1995
                                                            -------      -------      -------      -------      -------
Net asset value at beginning of period....................  $ 10.08      $ 10.09      $  9.91      $ 10.12      $  9.20
                                                            -------      -------      -------      -------      -------
Net investment income.....................................     0.45         0.45         0.49         0.50         0.52
Net realized and unrealized gain (loss) on investments....    (0.96)        0.08         0.32        (0.21)        0.91
                                                            -------      -------      -------      -------      -------
Total from investment operations..........................    (0.51)        0.53         0.81         0.29         1.43
                                                            -------      -------      -------      -------      -------
Less dividends and distributions:
  From net investment income..............................    (0.45)       (0.46)       (0.49)       (0.50)       (0.51)
  From net realized gain on investments...................    (0.01)       (0.08)       (0.14)          --           --
                                                            -------      -------      -------      -------      -------
Total dividends and distributions.........................    (0.46)       (0.54)       (0.63)       (0.50)       (0.51)
                                                            -------      -------      -------      -------      -------
Net asset value at end of period..........................  $  9.11      $ 10.08      $ 10.09      $  9.91      $ 10.12
                                                            =======      =======      =======      =======      =======
Total investment return (a)...............................    (5.22%)       5.38%        8.39%        3.06%       15.97%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.................................     4.63%        4.43%        4.88%         5.0%         5.4%
    Net expenses..........................................     1.24%        1.24%        1.24%        1.24%        1.24%
    Expenses (before reimbursement).......................     1.47%        1.57%        1.41%         1.4%         1.4%
Portfolio turnover rate...................................       77%         157%         212%         114%         114%
Net assets at end of period (in 000's)....................  $12,952      $15,499      $13,814      $15,572      $18,248

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                           Class B                                          Class C
    ------------------------------------------------------      --------------------------------
                                                                                   September 1*
                   Year ended December 31,                       Year ended          through
    ------------------------------------------------------      December 31,       December 31,
     1999        1998        1997        1996        1995           1999               1998
    ------      ------      ------      ------      ------      ------------      --------------
    $10.01      $10.03      $ 9.84      $10.02      $ 9.20         $10.01             $10.11
    ------      ------      ------      ------      ------         ------             ------
      0.42        0.43        0.45        0.45        0.59           0.42               0.13
     (0.96)       0.06        0.33       (0.18)       0.82          (0.96)             (0.01)
    ------      ------      ------      ------      ------         ------             ------
     (0.54)       0.49        0.78        0.27        1.41          (0.54)              0.12
    ------      ------      ------      ------      ------         ------             ------
     (0.42)      (0.43)      (0.45)      (0.45)      (0.59)         (0.42)             (0.14)
     (0.01)      (0.08)      (0.14)         --          --          (0.01)             (0.08)
    ------      ------      ------      ------      ------         ------             ------
     (0.43)      (0.51)      (0.59)      (0.45)      (0.59)         (0.43)             (0.22)
    ------      ------      ------      ------      ------         ------             ------
    $ 9.04      $10.01      $10.03      $ 9.84      $10.02         $ 9.04             $10.01
    ======      ======      ======      ======      ======         ======             ======
     (5.51%)      5.00%       8.14%       2.86%      15.67%         (5.51%)             1.18%
      4.38%       4.18%       4.63%        4.7%        5.1%          4.38%              4.18%+
      1.49%       1.49%       1.49%       1.49%       1.49%          1.49%              1.49%+
      1.72%       1.82%       1.66%        1.6%        1.6%          1.72%              1.82%+
        77%        157%        212%        114%        114%            77%               157%
    $6,980      $8,217      $5,585      $4,100      $1,588         $   38                 --(b)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY NEW YORK TAX FREE FUND

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay New York Tax Free Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares whose distribution commenced on October 1, 1991, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on January 3, 1995 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide a high level of current income exempt from regular federal income tax and personal income tax of New York State and its political subdivisions, including New York City, consistent with preservation of capital.

The Fund invests substantially all of its assets in debt obligations issued by political subdivisions and authorities in the State of New York, the Commonwealth of Puerto Rico, Guam and the Virgin Islands. The issuer's ability to meet its obligations may be affected by economic and political developments within the State of New York, the Commonwealth of Puerto Rico, Guam and the Virgin Islands.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business

NOTES TO FINANCIAL STATEMENTS

of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and non taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

MAINSTAY NEW YORK TAX FREE FUND

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. A permanent book/tax difference of $2,001 is an increase to undistributed net investment income. In addition, decreases of $2,026 and $25 have been made to additional paid-in capital and accumulated net realized loss on investments, respectively. These book-tax differences are due to a recharacterization of distributions.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.24%, 1.49% and 1.49% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 1999, the Manager earned $111,930 and reimbursed the Fund $51,029.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager pays the Subadvisor a monthly fee of 0.25% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $1,392 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $25,347 for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999 amounted to $49,453.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

MAINSTAY NEW YORK TAX FREE FUND

CAPITAL. At December 31, 1999, the Distributor beneficially held shares of Class A of the Fund with a net asset value of $4,550,348, which represents 35.1% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $612 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,000 for the year ended December 31, 1999.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1999, for Federal income tax purposes, capital loss carryforwards of $284,828 which have been deferred for Federal income tax purposes, were available to the extent provided by regulations to offset future realized gains of the Fund through 2007. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. In addition, the Fund intends to elect to treat for Federal income tax purposes approximately $409,684 of qualifying realized capital losses that arose during the year after October 31, 1999 as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $17,173 and $19,183, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                 YEAR ENDED                                 YEAR ENDED
                                              DECEMBER 31, 1999                         DECEMBER 31, 1998
                                     -----------------------------------       ------------------------------------
                                     CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C*
                                     -------       -------       -------       -------       -------       --------
Shares sold........................     53           176            4            327           362           --
Shares issued in reinvestment of
  dividends and distributions......     35            22           --(a)          37            21           --
                                      ----          ----            --          ----          ----            --
                                        88           198            4            364           383           --
Shares redeemed....................   (199)         (247)          --(a)        (199)         (119)          --
                                      ----          ----            --          ----          ----            --
Net increase (decrease)............   (111)          (49)           4            165           264           --(a)
                                      ====          ====            ==          ====          ====            ==

-------

 *   First offered on September 1, 1998.
(a)  Less than one thousand.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay New York Tax Free Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

OFFICERS & TRUSTEES*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel

* As of December 31, 1999.

[MAINSTAY INVESTMENTS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay New York Tax Free Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN13-02/00

[RECYCLE LOGO]

                                                       [THE MAINSTAY FUNDS LOGO]

    MainStay
    New York Tax Free Fund

    ANNUAL REPORT

    DECEMBER 31, 1999

    [MAINSTAY INVESTMENTS LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in the MainStay Tax Free
                                                              Bond Fund versus Lehman Brothers Municipal
                                                              Bond Index and Inflation-- Class A, Class B,
                                                              and Class C Shares                               3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year Performance                         5
                                                              Returns and Lipper Rankings                      8
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               25
                                                              The MainStay Funds                              26

President's Letter

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2000

---------------
* Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

$10,000 Invested in the MainStay
Tax Free Bond Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES SEC Returns: 1 Year -10.94%, 5 Years 3.97%, 10 Years 4.72%

                                                 MAINSTAY TAX FREE BOND          LEHMAN BROTHERS
                                                          FUND                MUNICIPAL BOND INDEX*          INFLATION (CPI)(+)
                                                 ----------------------       ---------------------          ------------------
12/89                                                      9550                       10000                       10000
12/90                                                      9997                       10729                       10625
12/91                                                     11085                       12032                       10942
12/92                                                     12018                       13093                       11265
12/93                                                     13268                       14700                       11574
12/94                                                     12469                       13940                       11875
12/95                                                     14339                       16374                       12184
12/96                                                     14860                       17100                       12587
12/97                                                     16200                       18671                       12801
12/98                                                     17007                       19881                       13007
12/99                                                     15860                       19472                       13356

CLASS B AND CLASS C SHARES   Class B SEC Returns: 1 Year -11.61%, 5 Years 4.39%,
                             10 Years 5.10%
                             Class C SEC Returns: 1 Year -7.89%, 5 Years 4.72%,
                             10 Years 5.10%

                                                 MAINSTAY TAX FREE BOND          LEHMAN BROTHERS
                                                          FUND                MUNICIPAL BOND INDEX*          INFLATION (CPI)(+)
                                                 ----------------------       ---------------------          ------------------
12/89                                                     10000                       10000                       10000
12/90                                                     10468                       10729                       10625
12/91                                                     11608                       12032                       10942
12/92                                                     12585                       13093                       11265
12/93                                                     13893                       14700                       11574
12/94                                                     13056                       13940                       11875
12/95                                                     14997                       16374                       12184
12/96                                                     15497                       17100                       12587
12/97                                                     16860                       18671                       12801
12/98                                                     17673                       19881                       13007
12/99                                                     16443                       19472                       13356

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 12/31/89 reflecting the effect of the 4.5% up-front sales charge, thereby reducing the amount of the investment to $9,550, and includes the historical performance of the Class B shares for periods from 12/31/89 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their loads and expense structures. The Class B graph assumes an initial investment of $10,000 made on 12/31/89. Performance does not reflect the Contingent Deferred Sales Charge
  (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 12/31/89 and includes the historical performance of the Class B shares for periods from 12/31/89 through 8/31/98. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The Lehman Brothers Municipal Bond Index (which does not have a sales charge) includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

Events of the preceding two years, especially the currency crises in Asia, Russia, and Latin America and the resulting stresses on global financial markets, set the stage for robust U.S. economic growth in 1999. Real gross domestic product (GDP) expanded at about 4% for the year, while a combination of low interest rates, a strong dollar, low commodity prices, and a rising stock market allowed consumers to continue spending at a strong pace. Meanwhile, inflation remained subdued, despite a tight labor market and rising oil prices. This raises the important question: Why is inflation so modest when demand is strong? We think several explanations can be offered, including a lack of pricing power, capacity utilization that is below inflationary levels, price-conscious consumers, and modest growth in base wages, despite high employment levels. At the same time, productivity gains resulting from the technological revolution have continued to help keep inflation in check.

Even with all of that, the Federal Reserve Board argued that the pace of the economy could not be indefinitely supported by labor-force growth and productivity gains. Concerned about the potential for inflation, the Federal Reserve raised the targeted federal funds rate by 0.25% three times in 1999--on June 30, August 24, and November 16--to close the year with a targeted rate of 5.50%.

The Federal Reserve's influence was clearly felt by the bond market during 1999. While the municipal markets were impacted to a less dramatic degree than taxable bonds, including U.S. Treasuries, yields on municipal securities nevertheless rose by over 1.00% during the twelve months ended December 31, 1999.

FUND PERFORMANCE

For the year ended December 31, 1999, the MainStay Tax Free Bond Fund returned -6.75% for Class A shares and -6.96% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -4.63% return of the average Lipper(1) general municipal debt fund and the -2.06% return of the Lehman Brothers Municipal Bond Index(2) during the annual period.

STRATEGIC MANAGEMENT DECISIONS

The Fund's strategy during the first three quarters of the year focused on the relative value of long-term municipal bonds versus U.S. Treasuries. At the close of 1998, municipals were providing almost the same yields as comparable Treasury securities. When adjusted for taxes, municipals at that time actually provided substantially higher yields than Treasuries. Our goal for the Fund was to take advantage of the attractiveness of long-term municipals by extending into longer maturities. We believed these securities would be the greatest beneficiaries if the market returned to a more traditional relationship between

-------

(1) See footnote and table on page 8 for more information on Lipper Inc.

(2) See footnote on page 3 for more information on the Lehman Brothers Municipal Bond Index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/86                                                                             6.01
12/87                                                                             0.58
12/88                                                                             8.77
12/89                                                                             7.38
12/90                                                                             4.68
12/91                                                                            10.89
12/92                                                                             8.41
12/93                                                                            10.39
12/94                                                                            -6.02
12/95                                                                            15.00
12/96                                                                             3.63
12/97                                                                             9.02
12/98                                                                             4.98
12/99                                                                            -6.75

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/94. See footnote * on page 8 for more information on performance.

CLASS B AND CLASS C SHARES

[BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/86                                                                             6.01
12/87                                                                             0.58
12/88                                                                             8.77
12/89                                                                             7.38
12/90                                                                             4.68
12/91                                                                            10.89
12/92                                                                             8.41
12/93                                                                            10.39
12/94                                                                            -6.02
12/95                                                                            14.86
12/96                                                                             3.33
12/97                                                                             8.80
12/98                                                                             4.83
12/99                                                                            -6.96

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for the periods 12/86 through 8/98. See footnote * on page 8 for more information on performance.

Treasuries and municipals. As interest rates rose, however, the price of long-term municipals declined, which had a negative impact on Fund performance.

Personnel and investment-strategy changes were implemented in the fall of 1999 to help enhance the total-return profile of the Fund. The investment focus shifted to reducing the portfolio's duration and to applying tactical yield-curve strategies--all while maintaining the high credit quality of the bonds in the Fund's portfolio. The positive results of these changes began to become evident in the improved Fund performance for the fourth quarter of 1999. During the fourth quarter, all share classes closely tracked the average Lipper general municipal debt fund, and in December, all share classes outperformed the average Fund in this Lipper universe.

PORTFOLIO CHARACTERISTICS

In a generally declining market, we sought relative value for the Fund in transportation bonds, including toll roads, bridges, tunnels, and port authority bonds. With a growing economy, we believed travel and tourism would remain strong, providing a solid revenue stream to support these issues. The Fund also overweighted education bonds, diversifying its holdings across the nation, from New York and Alabama to Texas and California. In light of continuing deregulation and strong demand, the Fund also overweighted utility bonds, with most of the Fund's utility holdings in the highest rating category. Significant positions at year-end included Kansas Gas & Electric bonds and Los Angeles County Water & Power bonds.

With interest rates rising, we chose to underweight the Fund in housing issues to pursue relative value elsewhere in the municipal market. As the pace of environmental regulation had eased, we also underweighted the Fund in industrial pollution bonds.

LOOKING AHEAD

As the Federal Reserve's 1999 interest-rate increases filter through the economy, we believe they may help keep inflationary pressures under control and slow economic growth in the first half of 2000. Although consumers remain confident, we believe higher borrowing costs and modest wage growth will likely temper individuals' spending patterns. Current 30-year mortgage rates, for example, offer far less incentive to refinance than those available at the beginning of 1999. Business spending, however, may be on the rise in 2000, as cash budgeted for potential Y2K compliance issues may be redirected to capital spending.

Recent comments by Federal Reserve officials indicate that they view the tight labor market as an imminent inflationary risk. They believe that the old rules of supply and demand will continue to influence the market. Thus, we expect the Federal Reserve to raise rates in the first several months of 2000. We believe the result will likely be a slightly flatter yield curve in the municipal bond market. We also expect demand for municipals to increase, as investors begin to lock in attractive long-term rates with substantial equity-market gains garnered over the last five years. As of year-end 1999, an investor in the highest tax bracket could invest in a 30-year callable municipal bond at a yield exceeding 6%. That is equivalent to a 10% yield on a taxable investment.

We currently intend to maintain the high quality of the securities in the Fund's portfolio, as we do not feel the difference in yield between securities rated AAA and those rated BBB(3) is enough to justify taking on the added credit risk. We also intend to continue seeking yield advantages and diversification by state, municipal sector, coupon, and maturity as opportunities arise. Whatever the markets may bring, the Fund will continue to seek to provide a high level of current income exempt from regular federal income tax, consistent with the preservation of capital. We believe our recent strategy changes will better enable us to meet this objective.

Edward Munshower
Portfolio Manager
MacKay Shields LLC

   TARGETED DIVIDEND POLICY

   As far as possible, the MainStay Tax Free Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In the first eight months of 1999, however, the Fund distributed more income to shareholders than it had received. As a result, the Fund adjusted its dividend downward effective August 31, 1999. No taxable distributions were made to shareholders during the year. Decreasing the dividend had a stabilizing impact on the Fund's net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

Past performance is no guarantee of future results.

-------
(3) Currently debt rated AAA has the highest rating assigned by Standard & Poor's and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, these ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                         LIFE OF FUND
                       1 YEAR   5 YEARS    10 YEARS    THROUGH 12/31/99
    Class A            -6.75%    4.93%       5.20%          5.45%
    Class B            -6.96%    4.72%       5.10%          5.38%
    Class C            -6.96%    4.72%       5.10%          5.38%

   FUND SEC RETURNS*

                                                          LIFE OF FUND
                       1 YEAR    5 YEARS    10 YEARS    THROUGH 12/31/99
    Class A            -10.94%    3.97%       4.72%          5.10%
    Class B            -11.61%    4.39%       5.10%          5.38%
    Class C             -7.89%    4.72%       5.10%          5.38%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                                            LIFE OF FUND
                         1 YEAR     5 YEARS    10 YEARS   THROUGH 12/31/99
    Class A            244 out of  152 out of  n/a        152 out of
                       265 funds   174 funds              174 funds
    Class B            246 out of  160 out of  79 out of  55 out of
                       265 funds   174 funds   79 funds   55 funds
    Class C            246 out of  n/a         n/a        237 out of
                       265 funds                          260 funds
    Average Lipper
    general municipal
    debt fund          -4.63%      5.76%       6.18%      6.77%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

             NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A     $9.08       $0.4506      $0.0000
    Class B     $9.09       $0.4269      $0.0000
    Class C     $9.09       $0.4269      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance figures for the two classes after this date vary based on differences in their loads and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of .50%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of .50%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/99. Lipper returns and rankings are unaudited.

MainStay Tax Free Bond Fund

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
LONG-TERM MUNICIPAL BONDS (98.4%)+

ALABAMA (3.1%)
Alabama State Public School &
 College Authority Capital,
 Series C
 5.75%, due 7/1/17.............  $ 2,000,000       $  1,985,840
Birmingham Alabama Airport
 Authority Revenue, Series A
 7.375%, due 7/1/10 (a)(c).....    3,600,000          3,672,000
University of
 Alabama-Birmingham
 University Revenues
 6.00%, due 10/1/16-10/1/17....    5,995,000          6,077,916
                                                   ------------
                                                     11,735,756
                                                   ------------
CALIFORNIA (15.8%)
California Educational
 Facilities
 Authority Revenue
 Pooled College & University
 Projects, Series A
 5.625%, due 7/1/23............      900,000            800,361
 Stanford University
 Series N
 5.20%, due 12/1/27 (b)........   21,920,000         19,417,174
California Housing Finance
 Agency Single Family Mortgage
 Series D2
 (zero coupon), due 2/1/29
 (a)...........................    2,000,000            317,440
California Statewide Community
 Catholic Healthcare West
 6.50%, due 7/1/20.............    2,000,000          1,930,740
Escondido California Union High
 School District (zero coupon),
 due 11/1/16-11/1/20...........   21,115,000          6,894,819
Foothill-Eastern Transportation
 Corridor Agency, Toll Road
 Revenue, Series A (zero
 coupon), due 1/1/26-11/1/30...   30,810,000          5,727,312
Los Angeles California
 Department of Water &
 Power, Electric Plant Revenue
 6.375%, due 2/1/20............    7,000,000          7,236,180
San Francisco California City &
 County Airports Commission
 International Airport Revenue
 Second Series, Issue 6
 6.50%, due 5/1/18 (a).........    3,240,000          3,401,903
 6.60%, due 5/1/20 (a).........      500,000            527,590
San Joaquin Hills California
 Transportation Corridor Agency
 Senior Lien Toll Road Revenue
 (zero coupon), due
 1/1/16-1/1/28.................   48,615,000         12,691,947
                                                   ------------
                                                     58,945,466
                                                   ------------

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
COLORADO (3.4%)
Denver Colorado City &
 County Special Facilities
 Airport Revenue
 United Airlines Project
 Series A
 6.875%, due 10/1/32 (a).......  $ 2,440,000       $  2,394,494
 8.50%, due 11/15/23 (a).......   10,000,000         10,458,400
                                                   ------------
                                                     12,852,894
                                                   ------------
FLORIDA (0.5%)
Gulf Breeze Florida Revenue
 Capital Funding, Series B
 4.50%, due 10/1/27............    2,500,000          1,936,150
                                                   ------------

GEORGIA (1.9%)
Cherokee County Georgia Water &
 Sewer Authority Revenue
 5.20%, due 8/1/25.............    5,320,000          4,814,919
Georgia Municipal Electric
 Authority Power Revenue,
 Series Y
 6.50%, due 1/1/17.............    2,000,000          2,151,180
                                                   ------------
                                                      6,966,099
                                                   ------------
HAWAII (2.9%)
Hawaii State Airports System
 Revenue, Second Series
 7.50%, due 7/1/20 (a).........   10,395,000         10,742,609
                                                   ------------

ILLINOIS (5.6%)
Chicago Illinois Gas Supply
 Revenue People Gas, Light &
 Coke Co.
 Series A
 8.10%, due 5/1/20 (a).........    2,000,000          2,061,900
Chicago Illinois Water Revenue
 6.50%, due 11/1/15............    3,005,000          3,241,794
Illinois Health Facilities
 Authority Revenue
 6.25%, due 11/15/29...........    4,000,000          3,741,680
 Glenoaks Hospital
 Series E
 9.50%, due 11/15/19...........      765,000            815,505
 Hinsdale Hospital
 Series B
 9.00%, due 11/15/15...........    1,735,000          1,842,188
 Series C
 9.50%, due 11/15/19...........    4,960,000          5,287,459
Illinois Regional
 Transportation Authority
 Series C
 7.10%, due 6/1/25 (c).........    1,500,000          1,659,780
Kankakee Illinois Sewer Revenue
 7.00%, due 5/1/16 (c).........    2,000,000          2,172,020
                                                   ------------
                                                     20,822,326
                                                   ------------

--------
+  Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1999


                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
INDIANA (1.8%)
Indiana Bond Bank
 Common School Fund
 Series A
 5.00%, due 2/1/14.............  $   500,000       $    466,625
Indianapolis Indiana Local
 Public Improvement Bond Bank
 Series D
 6.75%, due 2/1/20.............    6,000,000          6,204,600
                                                   ------------
                                                      6,671,225
                                                   ------------
KANSAS (2.3%)
Burlington Pollution Control
 Revenue Kansas Gas & Electric
 Co. Project
 7.00%, due 6/1/31.............    8,300,000          8,689,602
                                                   ------------
LOUISIANA (4.4%)
Lake Charles Louisiana Harbor &
 Terminal District Port
 Facilities Revenue, Truckline
 Long Co.
 7.75%, due 8/15/22............   13,000,000         14,025,700
Louisiana State Offshore
 Terminal Authority, Deepwater
 Port Revenue
 Series E
 7.60%, due 9/1/10.............    2,135,000          2,215,490
                                                   ------------
                                                     16,241,190
                                                   ------------
MASSACHUSETTS (1.3%)
New England Education Loan
 Marketing Corp., Student Loan
 Series A
 5.70%, due 7/1/05 (a).........    4,800,000          4,915,824
                                                   ------------

MICHIGAN (0.4%)
Michigan State Hospital Finance
 Authority Revenue Mercy Mount
 Clemens
 Series A
 5.75%, due 5/15/29............    1,500,000          1,408,155
                                                   ------------

MINNESOTA (2.5%)
Rochester Minnesota Health Care
 Facilities, Mayo Foundation
 Series A
 5.50%, due 11/15/27 (b).......   10,000,000          9,238,800
                                                   ------------

MONTANA (0.6%)
Forsyth Montana Pollution
 Control Revenue, Puget Sound
 Power & Light
 6.80%, due 3/1/22.............    2,200,000          2,304,170
                                                   ------------

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------

NEBRASKA (0.5%)
Nebraska Investment Finance
 Authority, Single Family
 Housing Revenue
 Series C
 6.30%, due 9/1/28 (a).........  $ 1,990,000       $  2,000,925
                                                   ------------

NEVADA (2.4%)
Clark County Nevada Pollution
 Control Revenue, Nevada Power
 Co. Project
 Series B
 6.60%, due 6/1/19.............    1,925,000          2,005,215
Nevada State Colorado River
 Community Power Delivery
 Series A
 5.625%, due 9/15/29...........    7,345,000          6,844,511
                                                   ------------
                                                      8,849,726
                                                   ------------
NEW HAMPSHIRE (4.0%)
New Hampshire Higher
 Educational & Health
 Facilities Authority Dartmouth
 College
 5.125%, due 6/1/28 (b)........   10,750,000          9,200,280
 5.70%, due 6/1/27.............    5,900,000          5,598,510
                                                   ------------
                                                     14,798,790
                                                   ------------
NEW JERSEY (3.1%)
Cape May County New Jersey
 Industrial Pollution Control
 Finance Authority, Atlantic
 City Electric Co. Project A
 7.20%, due 11/1/29 (a)........    3,000,000          3,263,070
New Jersey Economic Development
 Authority Revenue
 Transportation Project
 Series A
 5.875%, due 5/1/14............    8,000,000          8,166,240
                                                   ------------
                                                     11,429,310
                                                   ------------
NEW YORK (24.1%)
Metropolitan Transportation
 Authority New York Commuter
 Facilities Revenue, Series A
 5.625%, due 7/1/27............    9,500,000          8,895,990
 5.75%, due 7/1/21.............    1,000,000            967,100
Metropolitan Transportation New
 York Tax Free, Series A
 4.50%, due 4/1/18.............    5,000,000          4,071,400
Nassau County New York Tobacco
 Settlement Corp., Series A
 6.60%, due 7/15/39............    6,300,000          6,091,659

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund


                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York City General
 Obligation
 Series E
 5.875%, due 8/1/13............  $15,000,000       $ 15,150,000
 Series D
 6.00%, due 2/15/25 (c)........       95,000            100,264
 Series B
 7.00%, due 6/1/15.............       90,000             94,322
 Series A
 7.75%, due 8/15/07-8/15/16
   (c).........................      165,000            175,394
 Series D
 8.00%, due 8/1/04 (c).........       55,000             58,535
 Series F
 8.20%, due 11/15/04 (c).......      105,000            113,348
New York City Industrial
 Development Agency Civic
 Facility Revenue Lighthouse
 International Project
 4.50%, due 7/1/33.............    3,750,000          2,798,213
New York City Metropolitan
 Transportation Authority
 Control
 Series 7
 (zero coupon), due 7/1/14.....    3,930,000          1,681,843
New York City Transitional
 Finance Authority Revenue,
 Future Tax
 Series A
 6.00%, due 8/15/15............    1,000,000          1,022,180
New York State Dormitory
 Authority Revenue
 Cornell University
 Series A
 7.375%, due 7/1/30............    2,880,000          2,977,574
 New York University
 Series A
 5.75%, due 7/1/27.............    2,500,000          2,437,025
 6.00%, due 7/1/18-7/1/19......    7,000,000          7,146,156
 Park Ridge Housing Income
 Project 7.85%, due 2/1/29.....    1,400,000          1,431,290
 Rockefeller University 4.75%,
 due 7/1/37....................      850,000            680,289
 Series C
 7.375%, due 5/15/10...........    6,000,000          6,765,720
 Series B
 7.50%, due 5/15/11............    4,250,000          4,838,625
New York State Environmental
 Facilities Corp. Pollution
 Control Revenue, State Water
 Series A
 7.25%, due 6/15/10............      400,000            422,036
 7.50%, due 6/15/12............    3,050,000          3,152,663
 Series B
 7.50%, due 3/15/11............      700,000            715,729

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
NEW YORK (CONTINUED)
New York State Local Government
 Assistance Corp.
 Series C
 (zero coupon), due 4/1/14.....  $ 1,130,000       $    500,307
New York State Medical Care
 Facilities Finance Agency
 Revenue
 7.375%, due 8/15/19...........    1,595,000          1,630,377
 7.875%, due 8/15/20...........      450,000            467,532
New York State Thruway
 Authority Service Contract
 Revenue Local Highway & Bridge
 5.75%, due 4/1/16.............      100,000             96,763
New York State Urban
 Development
 Corporate Revenue Service
 Contract, Series C
 5.75%, due 1/1/16.............    1,500,000          1,485,315
New York Urban Development
 Corp. 5.375%, due 7/1/22......    4,640,000          4,202,309
Niagara Falls New York Bridge
 Commission Toll Revenue
 Series B
 5.25%, due 10/1/15............      500,000            480,030
Niagara New York Frontier
 Transportation Authority
 Airport Revenue, Buffalo
 Niagara
 Series B
 5.50%, due 4/1/19.............    1,000,000            936,230
Tobacco Settlement Asset
 Securitization Corp.
 Series 1, Plan Principal 2019
 6.25%, due 7/15/27............      250,000            241,253
 6.375%, due 7/15/39...........    7,250,000          7,016,623
Triborough Bridge & Tunnel
 Authority of New York General
 Purpose Revenue
 Series Y
 6.125%, due 1/1/21............      750,000            772,455
                                                   ------------
                                                     89,616,549
                                                   ------------
NORTH CAROLINA (2.4%)
North Carolina East Municipal
 Power Agency, Power System
 Revenue
 Series D
 6.75%, due 1/1/26.............    2,000,000          1,983,060
North Carolina Municipal Power
 Agency, Catawba Electric
 Revenue
 Series B
 6.50%, due 1/1/20.............    7,000,000          6,846,980
                                                   ------------
                                                      8,830,040
                                                   ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
OHIO (0.6%)
Ohio State Air Quality
 Development Authority Revenue,
 Pollution Control, Cleveland
 Co. Project
 8.00%, due 12/1/13............  $ 2,000,000       $  2,185,280
                                                   ------------

PENNSYLVANIA (2.2%)
Allegheny County Port Authority
 Special Revenue Transportation
 6.25%, due 3/1/16.............    3,750,000          3,885,150
 6.375%, due 3/1/15............    3,120,000          3,275,594
Berks County Pennsylvania
 Municipal Authority Hospital
 Revenue Reading Hospital &
 Medical Center Project
 6.00%, due 11/1/29............    1,250,000          1,216,900
                                                   ------------
                                                      8,377,644
                                                   ------------
PUERTO RICO (0.2%)
Puerto Rico Electric Power
 Authority Revenue
 Series U
 6.00%, due 7/1/14.............      745,000            757,889
                                                   ------------

SOUTH CAROLINA (0.7%)
Charleston County South
 Carolina Public Improvement
 6.125%, due 9/1/11............    2,425,000          2,585,196
                                                   ------------

TEXAS (6.0%)
Dallas Fort Worth Texas
 International Airport
 Facilities Improvement
 Revenue, American Airlines
 Inc.
 7.50%, due 11/1/25 (a)........    7,700,000          7,934,080
Frisco Texas Independent School
 District Capital Appreciation
 (zero coupon), due 8/15/27....    3,000,000            522,840
Houston Texas Water & Sewer
 Systems Revenue Participation
 Series C
 6.375%, due 12/1/17 (c).......    1,225,000          1,251,215
Matagorda County Navigation
 District 1, Pollution Control
 Revenue
 Central Power & Light Co.
 Project
 5.95%, due 5/1/30 (a).........    4,000,000          3,591,120
Pflugerville Texas General
 Obligation
 4.75%, due 8/1/24.............    5,625,000          4,556,981

                                  PRINCIPAL
                                    AMOUNT            VALUE
                                 ------------------------------
TEXAS (CONTINUED)
South Texas Community College
 District
 5.75%, due 8/15/15............  $ 1,500,000       $  1,501,110
Spring Texas Independent School
 District, Series A
 4.50%, due 8/15/21-8/15/22....    3,600,000          2,828,984
                                                   ------------
                                                     22,186,330
                                                   ------------
VIRGINIA (0.7%)
Richmond Metropolitan Authority
 Expressway Revenue
 5.25%, due 7/15/22............    2,900,000          2,621,455
                                                   ------------

WASHINGTON (2.3%)
Clark County Washington Sewer
 Revenue
 5.70%, due 12/1/16............    2,000,000          1,960,580
Seattle Washington Municipal
 Light & Power Revenue
 6.00%, due 10/1/15............    6,500,000          6,594,445
                                                   ------------
                                                      8,555,025
                                                   ------------
WISCONSIN (2.5%)
Wisconsin State Health &
 Educational Facility Revenue,
 Kenosha Hospital Medical
 Center
 5.625%, due 5/15/29...........    2,590,000          2,180,676
Wisconsin State, Series C
 5.75%, due 5/1/11.............    2,395,000          2,467,209
 6.00%, due 5/1/12.............    4,590,000          4,792,604
                                                   ------------
                                                      9,440,489
                                                   ------------
WEST VIRGINIA (0.2%)
Kanawha Mercer Nicholas County
 West Virginia Single Family
 Mortgage Revenue
 (zero coupon), due 2/1/15
 (c)...........................    2,230,000            863,099
                                                   ------------
Total Long-Term Municipal Bonds
 (Cost $388,344,797)...........                     366,568,013
                                                   ------------
Total Investments
 (Cost $388,344,797) (d).......         98.4%       366,568,013(e)
Cash and Other Assets Less
 Liabilities...................          1.6          6,014,641
                                       -----       ------------
Net Assets.....................        100.0%      $372,582,654
                                       =====       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund


                        CONTRACTS          UNREALIZED
                          SHORT         APPRECIATION (f)
                       ---------------------------------

FUTURES CONTRACTS (0.0%)(g)

Municipal Bond March
 2000 (30 Year)......        (186)        $    341,156
                                          ------------
Total Futures
 Contracts
 (Settlement Value
 $17,540,344)........                     $    341,156
                                          ============

-------
(a) Interest on these securities is subject to alternative minimum tax.
(b) Segregated or partially segregated as collateral for futures contracts.
(c) Prerefunding securities--issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.
(e) At December 31, 1999, net unrealized depreciation was $21,776,784 based on cost for Federal tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,459,708 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $23,236,492.
(f) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1999.
(g) Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $388,344,797).............................................       $366,568,013
Cash........................................................            998,440
Receivables:
  Interest..................................................          5,813,904
  Fund shares sold..........................................             63,914
  Variation margin on futures contracts.....................              5,812
                                                                   ------------
        Total assets........................................        373,450,083
                                                                   ------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................            395,809
  MainStay Management.......................................            200,020
  NYLIFE Distributors.......................................            158,773
  Transfer agent............................................             32,008
  Custodian.................................................              3,942
  Trustees..................................................              3,106
Accrued expenses............................................             73,771
                                                                   ------------
        Total liabilities...................................            867,429
                                                                   ------------
Net assets..................................................       $372,582,654
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     15,062
  Class B...................................................            394,397
  Class C...................................................                539
Additional paid-in capital..................................        415,681,412
Accumulated undistributed net investment income.............              1,114
Accumulated net realized loss on investments................        (22,074,242)
Net unrealized depreciation on investments and futures
  contracts.................................................        (21,435,628)
                                                                   ------------
Net assets..................................................       $372,582,654
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 13,676,168
                                                                   ============
Shares of beneficial interest outstanding...................          1,506,183
                                                                   ============
Net asset value per share outstanding.......................       $       9.08
Maximum sales charge (4.50% of offering price)..............               0.43
                                                                   ------------
Maximum offering price per share outstanding................       $       9.51
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $358,416,828
                                                                   ============
Shares of beneficial interest outstanding...................         39,439,693
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.09
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $    489,658
                                                                   ============
Shares of beneficial interest outstanding...................             53,871
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.09
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 25,005,006
                                                              ------------
Expenses:
  Management................................................     2,660,755
  Distribution--Class B.....................................     1,059,551
  Distribution--Class C.....................................           392
  Service--Class A..........................................        48,705
  Service--Class B..........................................     1,059,551
  Service--Class C..........................................           392
  Transfer agent............................................       398,869
  Shareholder communication.................................        84,582
  Recordkeeping.............................................        71,012
  Professional..............................................        58,779
  Registration..............................................        50,457
  Custodian.................................................        44,402
  Trustees..................................................        12,506
  Miscellaneous.............................................        35,371
                                                              ------------
    Total expenses..........................................     5,585,324
                                                              ------------
Net investment income.......................................    19,419,682
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from:
  Security transactions.....................................   (18,296,873)
  Futures transactions......................................       (30,536)
                                                              ------------
Net realized loss on investments............................   (18,327,409)
                                                              ------------
Net change in unrealized appreciation on investments:
  Security transactions.....................................   (33,009,486)
  Futures transactions......................................       341,156
                                                              ------------
Net unrealized loss on investments..........................   (32,668,330)
                                                              ------------
Net realized and unrealized loss on investments.............   (50,995,739)
                                                              ------------
Net decrease in net assets resulting from operations........  $(31,576,057)
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  1999            1998
                                                              -------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 19,419,682    $ 21,189,965
  Net realized gain (loss) on investments...................   (18,327,409)      5,906,298
  Net change in unrealized appreciation on investments......   (32,668,330)     (4,593,758)
                                                              -------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................   (31,576,057)     22,502,505
                                                              -------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (892,182)       (708,345)
    Class B.................................................   (18,519,426)    (20,489,979)
    Class C.................................................        (6,960)            (41)
  In excess of net investment income:
    Class A.................................................            --         (23,223)
    Class B.................................................            --        (671,754)
    Class C.................................................            --              (1)
                                                              -------------   ------------
      Total dividends and distributions to shareholders.....   (19,418,568)    (21,893,343)
                                                              -------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    10,385,583       7,734,640
    Class B.................................................    24,705,772      38,082,025
    Class C.................................................       558,295           5,300
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................       629,466         595,727
    Class B.................................................    11,863,292      13,369,997
    Class C.................................................         6,955              41
                                                              -------------   ------------
                                                                48,149,363      59,787,730
Cost of shares redeemed:
    Class A.................................................   (12,858,688)     (3,521,161)
    Class B.................................................   (90,948,427)    (72,709,355)
    Class C.................................................       (57,995)             (2)
                                                              -------------   ------------
      Decrease in net assets derived from capital share
       transactions.........................................   (55,715,747)    (16,442,788)
                                                              -------------   ------------
      Net decrease in net assets............................  (106,710,372)    (15,833,626)
NET ASSETS:
Beginning of year...........................................   479,293,026     495,126,652
                                                              -------------   ------------
End of year.................................................  $372,582,654    $479,293,026
                                                              =============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $      1,114    $         --
                                                              =============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                         Class A
                                                                ----------------------------------------------------------
                                                                                 Year ended December 31,
                                                                ----------------------------------------------------------
                                                                 1999         1998         1997         1996         1995
                                                                -------      -------      -------      -------      ------
Net asset value at beginning of period....................      $ 10.20      $ 10.19      $  9.84      $ 10.02      $ 9.20
                                                                -------      -------      -------      -------      ------
Net investment income.....................................         0.45         0.47         0.51         0.54        0.52
Net realized and unrealized gain (loss) on investments....        (1.12)        0.03         0.35        (0.19)       0.83
                                                                -------      -------      -------      -------      ------
Total from investment operations..........................        (0.67)        0.50         0.86         0.35        1.35
                                                                -------      -------      -------      -------      ------
Less dividends and distributions:
  From net investment income..............................        (0.45)       (0.48)       (0.51)       (0.53)      (0.53)
  In excess of net investment income......................           --        (0.01)          --           --          --
  From net realized gain on investments...................           --           --           --           --          --
                                                                -------      -------      -------      -------      ------
Total dividends and distributions.........................        (0.45)       (0.49)       (0.51)       (0.53)      (0.53)
                                                                -------      -------      -------      -------      ------
Net asset value at end of period..........................      $  9.08      $ 10.20      $ 10.19      $  9.84      $10.02
                                                                =======      =======      =======      =======      ======
Total investment return (a)...............................        (6.75%)       4.98%        9.02%        3.63%      15.00%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income.................................         4.62%        4.61%        5.14%         5.4%        5.5%
    Expenses..............................................         1.02%        1.02%        1.01%         1.0%        1.0%
Portfolio turnover rate...................................          101%         116%         119%          95%        110%
Net assets at end of period (in 000's)....................      $13,676      $17,868      $13,017      $16,486      $9,752

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Class B                                               Class C
    ----------------------------------------------------------------      -------------------------------
                                                                                            September 1*
                        Year ended December 31,                            Year ended          through
    ----------------------------------------------------------------      December 31,      December 31,
      1999          1998          1997          1996          1995            1999              1998
    --------      --------      --------      --------      --------      ------------      -------------
    $  10.21      $  10.19      $   9.84      $  10.03      $   9.20        $  10.21          $  10.25
    --------      --------      --------      --------      --------        --------          --------
        0.43          0.45          0.49          0.51          0.51            0.43              0.15
       (1.12)         0.03          0.35         (0.19)         0.83           (1.12)            (0.04)
    --------      --------      --------      --------      --------        --------          --------
       (0.69)         0.48          0.84          0.32          1.34           (0.69)             0.11
    --------      --------      --------      --------      --------        --------          --------
       (0.43)        (0.45)        (0.49)        (0.51)        (0.51)          (0.43)            (0.15)
          --         (0.01)           --            --            --              --             (0.00)(b)
          --            --            --            --            --              --                --
    --------      --------      --------      --------      --------        --------          --------
       (0.43)        (0.46)        (0.49)        (0.51)        (0.51)          (0.43)            (0.15)
    --------      --------      --------      --------      --------        --------          --------
    $   9.09      $  10.21      $  10.19      $   9.84      $  10.03        $   9.09          $  10.21
    ========      ========      ========      ========      ========        ========          ========
       (6.96%)        4.83%         8.80%         3.33%        14.86%          (6.96%)            1.09%
        4.37%         4.36%         4.93%          5.2%          5.2%           4.37%             4.36%+
        1.27%         1.27%         1.22%          1.2%          1.2%           1.27%             1.27%+
         101%          116%          119%           95%          110%            101%              116%
    $358,417      $461,420      $482,209      $496,231      $543,314        $    490          $      5

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Tax Free Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular Federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and

Notes to Financial Statements


other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund has entered into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates or to lengthen or shorten the average maturity or duration of the Fund's portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

MainStay Tax Free Bond Fund


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by Federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the year ended December 31, 1999, the Manager earned $2,660,755.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $6,604 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $916, $314,438 and $529, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999, amounted to $398,869.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $12,206 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $71,012 for the year ended December 31, 1999.

MainStay Tax Free Bond Fund


NOTE 4--FEDERAL INCOME TAX:

At December 31, 1999, for Federal income tax purposes, capital loss carryforwards of $15,757,006, were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through 2007. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000,S)
                     -----------------                        -------
     2004...................................................  $ 3,721
     2007...................................................   12,036
                                                              -------
                                                              $15,757
                                                              =======

In addition, the Fund intends to elect, to the extent provided by the regulations, to treat $5,976,080 of qualifying capital losses that arose during the year as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than short-term securities, were $440,673 and $502,672, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                YEAR ENDED                                PERIOD ENDED
                                             DECEMBER 31, 1999                         DECEMBER 31, 1998
                                    -----------------------------------       ------------------------------------
                                    CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C*
                                    -------       -------       -------       -------       -------       --------
Shares sold.......................   1,058         2,492          59            761          3,730           1
Shares issued in reinvestment of
  dividends.......................      65         1,224          --(a)          59          1,312          --
                                    ------        ------          --           ----         ------           --
                                     1,123         3,716          59            820          5,042           1
Shares redeemed...................  (1,369)       (9,486)         (6)          (346)        (7,135)         --
                                    ------        ------          --           ----         ------           --
Net increase (decrease)...........    (246)       (5,770)         53            474         (2,093)          1
                                    ======        ======          ==           ====         ======           ==

-------
 *   First offered on September 1, 1998.
(a)  Less than one thousand.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Tax Free Bond Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

Officers & Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel
* As of December 31, 1999.

[MAINSTAY INVESTMENTS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Tax Free Bond Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN14-02/00

[RECYCLE LOGO]

    [MAINSTAY FUNDS LOGO]

    MainStay
    Tax Free Bond Fund

    ANNUAL REPORT
    DECEMBER 31, 1999

    [MAINSTAY INVESTMENTS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in the MainStay Total Return
                                                              Fund versus the S&P 500 Index and Inflation--
                                                              Class A, Class B, and Class C Shares             4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            17
                                                              Notes to Financial Statements                   22
                                                              Report of Independent Accountants               31
                                                              The MainStay Funds                              32

                       This page intentionally left blank

President's Letter
The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2000

---------------
* Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

$10,000 Invested in the MainStay
Total Return Fund versus the S&P 500
Index and Inflation

CLASS A SHARES SEC Returns: 1 Year 10.05%, 5 Years 19.20%, 10 Years 14.48% [Class A Line Graph]

                                                  MAINSTAY TOTAL RETURN
                                                     CLASS A SHARES              S&P 500 INDEX*                INFLATION(+)
                                                  ---------------------          --------------                ----------
12/89                                                  $ 9450.00                   $10000.00                   $10000.00
12/90                                                    9928.00                     9690.00                    10625.00
12/91                                                   13585.00                    12636.00                    10942.00
12/92                                                   14077.00                    13597.00                    11265.00
12/93                                                   15555.00                    14963.00                    11574.00
12/94                                                   15180.00                    15160.00                    11875.00
12/95                                                   19531.00                    20851.00                    12184.00
12/96                                                   22114.00                    25634.00                    12587.00
12/97                                                   26147.00                    34186.00                    12801.00
12/98                                                   33189.00                    43956.00                    13007.00
12/99                                                   38651.00                    53205.00                    13356.00

CLASS B AND CLASS C SHARES
Class B SEC Returns: 1 Year 10.60%, 5 Years 19.64%, 10 Years 14.78% Class C SEC Returns: 1 Year 14.60%, 5 Years 19.83%, 10 Years 14.78% [Class B & C Line Graph]

                                                  MAINSTAY TOTAL RETURN
                                                     CLASS B SHARES              S&P 500 INDEX*                INFLATION(+)
                                                  ---------------------          --------------                ----------
12/89                                                  $10000.00                   $10000.00                   $10000.00
12/90                                                   10506.00                     9690.00                    10625.00
12/91                                                   14376.00                    12636.00                    10942.00
12/92                                                   14896.00                    13597.00                    11265.00
12/93                                                   16460.00                    14963.00                    11574.00
12/94                                                   16064.00                    15160.00                    11875.00
12/95                                                   20555.00                    20851.00                    12184.00
12/96                                                   23173.00                    25634.00                    12587.00
12/97                                                   27262.00                    34186.00                    12801.00
12/98                                                   34338.00                    43956.00                    13007.00
12/99                                                   39695.00                    53205.00                    13356.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 12/31/89 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450, and includes the historical performance of the Class B shares for periods from 12/31/89 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their loads and expense structures. The Class B graph assumes an initial investment of $10,000 made on 12/31/89. Performance does not reflect the Contingent Deferred Sales Charge
  (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 12/31/89 and includes the historical performance of the Class B shares for periods from 12/31/89 through 8/31/98. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------

(1) See page 4 for more information on the S&P 500(R) Index.
(2) See footnote and table on page 9 for more information on Lipper Inc.
(3) Returns reflect performance for the one-year period ended 12/31/99.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The U.S. economy showed considerable strength in 1999, with gross domestic product continuing to expand and inflation remaining modest. With consumer spending on the rise and a tight labor market, many investors paid close attention to inflation indicators throughout the year--including oil prices, wages, commodity values, producer prices, and the cost of consumer goods and services.

Throughout most of 1999, the stock market continued to soar, with the S&P 500 Composite Stock Price Index(1) providing its fifth straight year of returns over 20%. Technology and Internet stocks led the way, with telecommunications, cable, and media companies also providing strong results. Despite an early rotation into value stocks, the market primarily focused on growth equities--and despite three 25-basis-point tightening moves by the Federal Reserve in June, August, and November, stocks ended the year on a rapidly rising trend.

Unfortunately, Federal Reserve activity had a generally negative impact on domestic bond markets. Over time, however, higher interest rates may have positive effects, by slowing economic growth, holding inflation in check, and helping control consumer spending.

Corporate bonds suffered in 1999 as rising interest rates made it more expensive for companies to raise the capital they needed to meet earnings projections. With mortgage rates ending 1999 generally about 100 basis points higher than at the beginning of the year, refinancing incentives have declined. As we move into the year 2000, however, business spending could increase as companies redirect capital from Y2K computer reprogramming to other productive uses.

PERFORMANCE REVIEW

For the year ended December 31, 1999, the MainStay Total Return Fund returned 16.46% for Class A shares and 15.60% for Class B and Class C shares, excluding all sales charges. All share classes substantially outperformed the 8.73% return of the average Lipper(2) balanced fund, to rank within the top 15% of all peer funds. All share classes underperformed the 21.04% return of the S&P 500 Index.

EQUITY STRATEGIES AND RESULTS

In the equity portion of the Fund's portfolio, technology stocks led the market's advance throughout most of 1999. Sun Microsystems (+262%)(3) was the Fund's best-performing stock in 1999, as well as its largest holding. Other strong technology stocks included Oracle (+290%), EMC (+160%), and Cisco Systems (+138%). All of these stocks were among the Fund's largest holdings and had a major positive impact on performance.

During the third quarter, we began purchasing Corning for the Fund. Corning is a largely misunderstood company whose value lies in its fast-growing fiber-optic cable and photonics businesses. It is also a major supplier to telecom and related equipment companies and is a major beneficiary of the drive to increase

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                                  [BAR CHART]

YEAR END                                                                    TOTAL RETURN %
--------                                                                    --------------
12/87                                                                             0.50%
12/88                                                                             7.65
12/89                                                                            14.99
12/90                                                                             5.06
12/91                                                                            36.84
12/92                                                                             3.62
12/93                                                                            10.50
12/94                                                                            -2.41
12/95                                                                            28.66
12/96                                                                            13.22
12/97                                                                            18.24
12/98                                                                            26.93
12/99                                                                            16.46

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for periods 12/87 through 12/94. See footnote * on page 9 for more information on performance.

CLASS B AND CLASS C SHARES

YEAR END                                                                    TOTAL RETURN %
--------                                                              --------------------------
12/87                                                                             0.50%
12/88                                                                             7.65
12/89                                                                            14.99
12/90                                                                             5.06
12/91                                                                            36.84
12/92                                                                             3.62
12/93                                                                            10.50
12/94                                                                            -2.41
12/95                                                                            27.96
12/96                                                                            12.73
12/97                                                                            17.65
12/98                                                                            25.96
12/99                                                                            15.60

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 12/87 through 8/98. See footnote * on page 9 for more information on performance.

bandwidth through optical technology. Since its initial purchase, the stock's price has almost doubled.

Key technology purchases in 1999 included shares of Motorola, Texas Instruments, and Nextel, all of which contributed positively to the Fund's performance.

The equity portion of the Fund also benefited from exposure to radio, cable, and media companies that enjoyed increasing revenue and income growth from higher advertising spending and advanced technology. We purchased shares of Omnicom for the Fund. The company is one of the world's largest advertising agencies, which stands to benefit in 2000 from advertising spending for the

Olympics and the presidential election. In the utility sector, we purchased AES Corp., for the Fund. The company is one of the world's largest independent power generators, benefiting from energy deregulation and contracts to provide energy at competitive prices.

The price of shares of Genentech, a large biotechnology company, has doubled since our initial purchase for the Fund. The company delivered two promising cancer drugs to market and moved several products closer to FDA approval. We also purchased shares of Amgen, one of the world's largest biotech companies, for the Fund, as new products due in 2000 moved the company into an accelerating growth phase. While biotech companies soared, traditional drug stocks showed poor performance throughout the year. Wholesale drug distributor Cardinal Health and pharmaceutical companies Eli Lilly, Pfizer, and Schering-Plough, were among the Fund's worst performers. We sold the Fund's Eli Lilly holdings during the third quarter and the stock continued to decline after the sale. In December, we sold the Fund's Pfizer holdings and trimmed all of the Fund's health care holdings. We believe that debates on health care issues will make these stocks more controversial in an election year.

Retailers had varied results, with Home Depot gaining 69% for the year, while Nordstrom failed to realize the earnings promise of a proposed restructuring. We sold the Fund's position in Nordstrom. Consumer staples had a negative impact on the Fund's performance, with Kroger and Safeway declining significantly before a negative earnings announcement at Kroger prompted us to sell the Fund's holdings in both supermarket stocks.

While some financial stocks such as Citigroup and AIG performed well in 1999, we saw rising interest rates as a reason to sell the Fund's holdings in Fannie Mae, Southtrust, and Conseco early in the year. We also sold Freddie Mac in the third quarter and Associates First Capital in the fourth. Although some of these sales were at a loss for the year, the proceeds were used to purchase more productive assets, so we believe they were beneficial for the Fund.

BOND STRATEGIES AND RESULTS

Federal Reserve action had a major influence on the income portion of the Fund's portfolio. With 30-year Treasury yields rising less than 2-year Treasuries, the yield curve flattened, allowing the Fund to greatly benefit from a defensive duration position and concentration in the longer end of the yield curve.

With a continuing budget surplus allowing the government to pay down Treasury debt, 30-year Treasuries became increasingly scarce--and hence, increasingly valuable--relative to 5-year and 10-year Treasuries. The Fund's 30-year Treasury position was further enhanced later in the year by increasing demand among investors we believe were seeking a measure of Y2K protection and liquidity.

SECTOR-BY-SECTOR RESULTS

During the first quarter of 1999, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities all performed well as yield

-------

(4) Currently debt rated AAA has the highest rating assigned by Standard & Poor's and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

Past performance is no guarantee of future results.

spreads relative to Treasuries tightened. As interest rates rose during the second quarter, however, mortgage-backed securities tended to extend maturities, creating unfavorable risk profiles. To help manage this concern and help reduce credit risk, the Fund favored AAA-rated(4) securities backed by commercial mortgages as well as U.S. Treasury securities, both of which provided attractive relative returns in the second quarter of 1999. The decision to underweight agency mortgage-backed securities detracted from the Fund's relative performance in the second half of the year, however, as a change in Federal Reserve repurchase guidelines caused spreads to tighten dramatically. Overall, the Fund reduced its commitment to mortgage-backed securities over the course of the year.

Early in 1999, spreads tightened substantially among higher-quality corporate credits, liquid newer issues, and bonds in less economically sensitive sectors. The Fund's overweighted position in corporate bonds during this period proved beneficial for performance. In late spring, we anticipated that spreads would widen and reduced the Fund's corporate-bond exposure. As Federal Reserve tightening and many investors' Y2K fears of oversupply enveloped the market, spreads widened in the fall, benefiting the portfolio. The Fund is currently positioned with a neutral corporate-bond position relative to the overall bond market.

LOOKING AHEAD

We continue to have a positive outlook for stocks in 2000, with technology, media, and telecommunications continuing to show favorable fundamentals, even at high valuations. We have shifted our health care focus more towards biotechnology companies with strong product lines. We continue to underweight financials as we anticipate more rate hikes by the Federal Reserve in early 2000.

If the Federal Reserve acts as we anticipate, it may result in a slightly flatter yield curve. As 2000 unfolds, we believe commercial mortgage-backed securities and asset-backed securities will outperform agency mortgage-backed issues, and we have positioned the Fund accordingly.

Whatever the economy or the markets may bring, the Fund will continue to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Rudolph C. Carryl
Edmund C. Spelman
Edward Munshower
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                                LIFE OF FUND
                       1 YEAR       5 YEARS      10 YEARS     THROUGH 12/31/99
    Class A            16.46%        20.55%       15.13%           14.50%
    Class B            15.60%        19.83%       14.78%           14.22%
    Class C            15.60%        19.83%       14.78%           14.22%

   FUND SEC RETURNS*

                                                                LIFE OF FUND
                       1 YEAR       5 YEARS      10 YEARS     THROUGH 12/31/99
    Class A            10.05%        19.20%       14.48%           13.96%
    Class B            10.60%        19.64%       14.78%           14.22%
    Class C            14.60%        19.83%       14.78%           14.22%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                                                LIFE OF FUND
                       1 YEAR       5 YEARS      10 YEARS     THROUGH 12/31/99
    Class A         46 out of     23 out of         n/a      23 out of
                    448 funds     223 funds                  223 funds
    Class B         56 out of     30 out of     2 out of     6 out of
                    448 funds     223 funds     61 funds     48 funds
    Class C          56 out of        n/a           n/a          37 out of
                     448 funds                                   421 funds
    Average Lipper
    balanced fund      8.73%         16.24%       11.82%           12.43%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

             NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A     $27.23      $0.3442      $1.4170
    Class B     $27.23      $0.1512      $1.4170
    Class C     $27.23      $0.1512      $1.4170

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (12/29/87) up to 12/31/94. Performance figures for the two classes after this date vary based on differences in their loads and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (12/29/87) up to 8/31/98. Performance figures for the two classes after this date vary based on differences in their loads.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 12/29/87, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 12/29/87 through 12/31/99. Lipper returns and rankings are unaudited.

MainStay Total Return Fund

                                PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
LONG-TERM BONDS (30.5%)+
ASSET-BACKED SECURITIES (3.9%)

AIRLINES (0.3%)
America West Airlines, Inc.
 Series C
 6.86%, due 1/2/06...........  $  3,248,178      $    3,187,372
Northwest Airlines Inc.
 9.485%, due 10/1/16.........     1,970,000           1,951,521
                                                 --------------
                                                      5,138,893
                                                 --------------

AIRPLANE LEASES (1.2%)
AerCo Ltd.
 Series 1A Class A1
 6.6525%, due 7/15/23 (d)....     3,520,000           3,515,846
Aircraft Finance Trust
 Series 1999-1 Class C
 8.00%, due 5/15/24 (c)......     3,930,000           3,502,337
Aircraft Lease Portfolio
 Securitization Ltd.
 Series 1996-1 Class CX
 7.85%, due 6/15/06 (d)......     5,008,244           4,908,079
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19..........     8,024,517           7,191,091
Morgan Stanley Aircraft
 Finance
 Series 1 Class A1
 6.6725%, due 3/15/23 (d)....     4,540,000           4,538,638
                                                 --------------
                                                     23,655,991
                                                 --------------

AUTO LEASES (0.6%)
Premier Auto Trust
 Series 1998-4 Class A3
 5.69%, due 6/8/02...........     6,190,000           6,141,223
 Series 1999-1 Class A3
 5.69%, due 11/8/02..........     4,860,000           4,797,257
                                                 --------------
                                                     10,938,480
                                                 --------------

ELECTRIC UTILITIES (0.2%)
Boston Edison Corp.
 Series 1999-1 Class A2
 6.45%, due 9/15/05..........     4,520,000           4,454,686
                                                 --------------

EQUIPMENT LOANS (0.6%)
Case Equipment Loan Trust
 Series 1999-A Class A4
 5.77%, due 8/15/05..........     4,705,000           4,564,179

---------
+  Percentages indicated are based on Fund net assets.

                                PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
EQUIPMENT LOANS (CONTINUED)
IKON Receivables, LLC
 Series 1999-1 Class A3
 5.99%, due 5/15/05..........  $  6,035,000      $    5,956,907
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02 (d).....     1,840,000           1,817,055
                                                 --------------
                                                     12,338,141
                                                 --------------

FINANCE (0.3%)
Green Tree Financial Corp.
 Series 1999-3 Class A1
 4.948%, due 6/1/00..........       767,741             767,127
 Series 1999-4 Class A4
 6.64%, due 5/1/31...........     4,500,000           4,435,740
                                                 --------------
                                                      5,202,867
                                                 --------------

HOME EQUITY LOAN (0.2%)
Conseco Finance Trust
 Series 1999-F Class A2
 6.72%, due 10/15/14 (d).....     3,000,000           2,975,760
                                                 --------------

LEISURE TIME (0.2%)
Harley Davidson Eaglemark
 Motorcycle Trust
 Series 1999-1 Class A2
 5.52%, due 2/15/05..........     3,600,000           3,503,844
                                                 --------------

TRANSPORTATION (0.3%)
Atlas Air, Inc.
 Series 1999-1C
 8.77%, due 1/2/11...........     5,865,000           5,616,969
                                                 --------------
Total Asset-Backed Securities
 (Cost $76,430,554)..........                        73,825,631
                                                 --------------

CORPORATE BONDS (6.0%)

AEROSPACE/DEFENSE (0.1%)
Newport News Shipbuilding,
 Inc.
 8.625%, due 12/1/06.........     1,455,000           1,436,813
                                                 --------------

AIRLINES (0.2%)
Delta Airlines, Inc.
 8.30%, due 12/15/29 (c).....     4,050,000           3,926,880
                                                 --------------

AUTOMOBILES (0.2%)
DaimlerChrysler North America
 Holding Corp.
 7.20%, due 9/1/09...........     4,060,000           3,989,884
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1999

                                PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

AUTO PARTS & EQUIPMENT (0.1%)
Delphi Automotive Systems
 Corp.
 7.125%, due 5/1/29..........  $  2,585,000      $    2,287,337
                                                 --------------

BANKS--MONEY CENTER (0.1%)
Bank of America Corp.
 6.625%, due 6/15/04.........     2,640,000           2,581,999
                                                 --------------
BEVERAGES--ALCOHOLIC (0.0%) (b)
Canandaigua Brands, Inc.
 8.625%, due 8/1/06..........       695,000             692,394
                                                 --------------
BROADCAST/MEDIA (0.5%)
Liberty Media Corp.
 8.50%, due 7/15/29 (c)......     3,160,000           3,210,497
Turner Broadcasting Systems
 Inc.
 8.375%, due 7/1/13..........     5,614,000           5,822,336
                                                 --------------
                                                      9,032,833
                                                 --------------

BUILDING MATERIALS (0.1%)
Vulcan Materials Co.
 6.00%, due 4/1/09...........     3,095,000           2,784,912
                                                 --------------

CHEMICALS--DIVERSIFIED (0.1%)
Georgia Gulf Corp.
 10.375%, due 11/1/07 (c)....       505,000             527,094
Lyondell Chemical Co.
 Series B
 9.875%, due 5/1/07..........       560,000             571,200
                                                 --------------
                                                      1,098,294
                                                 --------------
COMPUTER SYSTEMS (0.1%)
Unisys Corp.
 11.75%, due 10/15/04........       760,000             830,300
                                                 --------------
CONSUMER FINANCE (0.4%)
Fremont General Corp.
 Series B
 7.70%, due 3/17/04..........     4,775,000           4,132,619
Household Finance Corp.
 6.50%, due 11/15/08.........     2,500,000           2,312,275
                                                 --------------
                                                      6,444,894
                                                 --------------
ELECTRIC POWER COMPANIES (0.1%)
AES Eastern Energy Corp.
 9.00%, due 7/2/17 (c).......       855,000             805,325
                                                 --------------

                                PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------

ELECTRIC UTILITIES (0.0%) (b)
ESI Tractebel Acquisition
 Corp.
 7.99%, due 12/30/11.........  $    800,000      $      720,000
                                                 --------------

ENERGY (0.1%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09.........       700,000             696,500
CMS Energy Corp.
 10.875%, due 12/15/04 (c)...       700,000             700,000
                                                 --------------
                                                      1,396,500
                                                 --------------

ENTERTAINMENT (0.0%) (b)
CSC Holdings, Inc.
 7.625%, due 7/15/18.........       530,000             492,900
                                                 --------------

FINANCE--AUTO LOANS (0.3%)
Ford Motor Credit Corp.
 7.375%, due 10/28/09........     5,470,000           5,406,603
                                                 --------------

FINANCIAL--MISCELLANEOUS (0.5%)
Morgan Stanley Dean Witter &
 Co
 7.125%, due 1/15/03.........     6,675,000           6,670,127
                                                 --------------

FINANCIAL SERVICES (0.2%)
Sears Roebuck Acceptance
 Corp.
 Medium-Term Note
 Series IV
 6.36%, due 12/4/01..........     3,500,000           3,435,075
                                                 --------------

FOOD (0.0%) (B)
Smithfield Foods Inc.
 7.625%, due 2/15/08.........       305,000             274,500
                                                 --------------

FOOD, BEVERAGE & TOBACCO (0.0%) (b)
Standard Commercial
 Tobacco Corp.
 8.875%, due 8/1/05..........       525,000             410,813
                                                 --------------

HEALTHCARE--HOSPITAL MANAGEMENT (0.1%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95.........       935,000             684,991
Tenet Health Care Corp.
 8.00%, due 1/15/05..........       295,000             282,463
                                                 --------------
                                                        967,454
                                                 --------------

HOMEBUILDING (0.0%) (b)
Standard Pacific Corp.
 8.50%, due 4/1/09...........       425,000             401,625
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

HOTEL (0.1%)
Felcor Suites L.P.
 7.625%, due 10/1/07.........  $    600,000      $      521,387
Mandalay Resort Group
 7.625%, due 7/15/13.........       500,000             435,000
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15........       495,000             378,546
                                                 --------------
                                                      1,334,933
                                                 --------------

INSURANCE--LIFE (0.3%)
Conseco, Inc.
 6.40%, due 6/15/01..........     6,465,000           6,322,059
                                                 --------------

INSURANCE--MULTI-LINE (0.0%) (b)
Willis Corroon Group PLC.
 9.00%, due 2/1/09...........       590,000             491,175
                                                 --------------

INVESTMENT BANK/BROKERAGE (0.5%)
Donaldson, Lufkin & Jenrette
 Inc.
 6.50%, due 6/1/08...........     4,110,000           3,779,433
Goldman Sachs Group Inc.
 Series A
 6.6038%, due 1/8/01
 (c)(d)......................     2,800,000           2,810,640
Labranche & Co. Inc.
 9.50%, due 8/15/04 (c)......       555,000             538,350
Lehman Brothers Holding Inc.
 6.625%, due 2/5/06..........     1,370,000           1,296,102
                                                 --------------
                                                      8,424,525
                                                 --------------

METALS--MINING (0.0%) (b)
Great Central Mines, Ltd.
 8.875%, due 4/1/08..........       910,000             839,475
                                                 --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.0%) (b)
Western Gas Resources, Inc.
 10.00%, due 6/15/09.........       565,000             579,125
                                                 --------------

OIL & GAS--EQUIPMENT SERVICES (0.1%)
R & B Falcon Corp.
 Series B
 6.95%, due 4/15/08..........     1,025,000             887,906
RBF Finance Co.
 11.375%, due 3/15/09........       150,000             160,500
                                                 --------------
                                                      1,048,406
                                                 --------------

                                PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
OIL & GAS--EXPLORATION & PRODUCTION (0.1%)
Vastar Resources Inc.
 6.50%, due 4/1/09...........  $  2,965,000      $    2,756,027
                                                 --------------

OIL--INTEGRATED DOMESTIC (0.4%)
Amerada Hess Corp.
 7.875%, due 10/1/29.........     8,075,000           7,885,318
                                                 --------------

PAPER & FOREST PRODUCTS (0.2%)
Georgia-Pacific Corp.
 7.75%, due 11/15/29.........     3,195,000           3,051,097
Pope & Talbot Inc.
 8.375%, due 6/1/13..........     1,300,000           1,143,921
                                                 --------------
                                                      4,195,018
                                                 --------------

REAL ESTATE (0.0%) (b)
Crescent Real Estate Equities
 Co.
 7.50%, due 9/15/07 (d)......       850,000             702,938
                                                 --------------

REAL ESTATE INVESTMENT/MANAGEMENT (0.0%) (b)
CB Richard Ellis Service,
 Inc.
 8.875%, due 6/1/06..........       395,000             351,550
                                                 --------------

REAL ESTATE INVESTMENT TRUST (0.0%) (b)
Hospitality Properties Trust
 7.00%, due 3/1/08...........       600,000             513,607
                                                 --------------

RESIDENTIAL MORTGAGE LOAN (0.3%)
Abbey National PLC
 7.95%, due 10/26/29.........     5,935,000           5,925,148
                                                 --------------

RETAIL STORES--GENERAL MERCHANDISE (0.2%)
Kmart Corp.
 8.375%, due
 12/1/04-7/1/22..............       935,000             877,996
Wal-Mart Stores, Inc.
 6.625%, due 8/10/09.........     2,150,000           2,094,444
                                                 --------------
                                                      2,972,440
                                                 --------------

SPECIALIZED SERVICES (0.1%)
WPP Finance USA Corp.
 6.625%, due 7/15/05.........     2,690,000           2,506,273
                                                 --------------

STEEL (0.0%) (b)
LTV Corp.
 11.75%, due 11/15/09 (c)....       510,000             530,400
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

TELECOMMUNICATION LONG DISTANCE (0.3%)
Sprint Capital Corp.
 6.875%, due 11/15/28........  $  6,150,000      $    5,481,188
                                                 --------------

TELECOMMUNICATION SERVICES (0.1%)
Orange PLC
 8.00%, due 8/1/08...........       420,000             423,675
Price Communications Wireless
 Inc.
 Series B
 9.125%, due 12/15/06........     1,355,000           1,371,938
Williams Communications Group
 Inc.
 10.875%, due 10/1/09........       420,000             438,900
                                                 --------------
                                                      2,234,513
                                                 --------------

UTILITIES (0.1%)
PSEG Energy Holdings, Inc.
 10.00%, due 10/1/09 (c).....       580,000             594,502
Tenaska Georgia Partners L.P.
 9.50%, due 2/1/30 (c).......     2,005,000           2,015,105
                                                 --------------
                                                      2,609,607
                                                 --------------
Total Corporate Bonds
 (Cost $117,171,866).........                       113,791,187
                                                 --------------

MORTGAGE-BACKED SECURITIES (2.6%)

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.6%)
Asset Securitization Corp.
 Series1997-MD7 Class A1B
 7.41%, due 1/13/30..........     3,776,000           3,658,982
Commercial Mortgage Asset
 Trust
 Series 1999-C2 Class A2
 7.546%, due 11/17/32........     3,065,000           3,037,630
CS First Boston Mortgage
 Securities Corp.
 Series 1999-C1 Class A2
 7.29%, due 9/15/41..........     4,455,000           4,377,038
GMAC Commercial Mortgage
 Securities Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35..........     4,360,000           4,066,441
 Series 1996-C1 Class A2A
 6.79%, due 10/15/28.........     2,453,959           2,434,057
GS Mortgage Securities
 Corp. II
 Series 1997-GL Class A2B
 6.86%, due 7/13/30..........     2,820,000           2,780,153

                                PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS)(CONTINUED)

Lehman Large Loan
 Series 1997-LLI Class A1
 6.79%, due 6/12/04..........  $  2,961,347      $    2,931,822
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1998-C2 Class A1
 6.22%, due 2/15/30..........     2,413,880           2,332,895
 Series 1995-C2 Class A1
 7.0793%, due 6/15/21 (d)....     3,457,990           3,442,844
 Series 1999-C1 Class A2
 7.56%, due 11/15/31.........     3,070,000           3,060,053
Nationslink Funding Corp.
 Series 1999-2 Class A2C
 7.229%, due 6/20/31.........     3,090,000           3,027,984
PNC Mortgage Acceptance Corp.
 Series 1999-CM1 Class A1B
 7.33%, due 12/10/32.........     5,140,000           5,062,180
Salomon Brothers Mortgage
 Securities VII
 Series 1997-TZH Class A1
 7.15%, due 3/25/25..........     4,143,909           4,104,666
SASCO Floating Rate
 Commercial
 Mortgage Trust
 Series 1999-C3A Class A
 6.8613%, due 10/21/13
 (c)(d)......................     4,979,109           4,979,109
                                                 --------------

Total Mortgage-Backed
 Securities (Cost
 $50,132,301)................                        49,295,854
                                                 --------------

U.S. GOVERNMENT & FEDERAL AGENCIES (17.7%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.1%)
 5.125%, due 2/13/04 (e).....    22,420,000          21,069,643
                                                 --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (5.2%)
 6.50%, due 5/1/13-11/1/28...    61,825,365          58,573,858
 7.00%, due 12/1/12..........    11,435,171          11,310,070
 7.50%, due 10/1/29..........    28,299,771          27,990,171
                                                 --------------
                                                     97,874,099
                                                 --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (1.8%)
 7.00%, due 9/15/28 (e)......    22,342,991          21,581,989
 7.50%, due
   12/15/23-11/15/28.........    12,591,645          12,460,909
                                                 --------------
                                                     34,042,898
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

UNITED STATES TREASURY BONDS (2.8%)
 6.125%, due 8/15/29 (e).....  $ 50,480,000      $   48,121,574
 8.75%, due 8/15/20..........     4,245,000           5,143,072
                                                 --------------
                                                     53,264,646
                                                 --------------

UNITED STATES TREASURY NOTES (6.8%)
 5.625%, due 11/30/00........    10,000,000           9,957,800
 5.875%, due
   11/30/01-11/15/04 (e).....    87,185,000          86,431,444
 6.00%, due 8/15/09 (e)......    10,040,000           9,726,250
 6.25%, due 2/28/02 (e)......    16,900,000          16,894,761
 7.00%, due 7/15/06..........     5,245,000           5,370,880
                                                 --------------
                                                    128,381,135
                                                 --------------
Total U.S. Government &
 Federal Agencies
 (Cost $344,325,144).........                       334,632,421
                                                 --------------
YANKEE BONDS (0.3%)

BANKS (0.1%)
Barclays Bank PLC
 7.40%, due 12/15/09.........     2,360,000           2,320,564
                                                 --------------

BROADCAST/MEDIA (0.1%)
Rogers Communications, Inc.
 8.875%, due 7/15/07.........       545,000             545,000
                                                 --------------

CABLE TV (0.0%) (b)
Rogers Cablesystem, Ltd.
 10.125%, due 9/1/12.........       240,000             253,200
                                                 --------------

METALS--MINING (0.0%) (b)
Glencore Nickel Property Ltd.
 9.00%, due 12/1/14..........       505,000             434,300
                                                 --------------

OIL & GAS (0.0%) (b)
Husky Oil, Ltd.
 8.90%, due 8/15/28 (d)......        85,000              79,900
                                                 --------------
TRANSPORTATION (0.1%)
Sea Containers Ltd.
 10.75%, due 10/15/06........       560,000             560,000
Stena AB
 10.50%, due 12/15/05........       700,000             637,000
                                                 --------------
                                                      1,197,000
                                                 --------------
Total Yankee Bonds
 (Cost $4,985,572)...........                         4,829,964
                                                 --------------
Total Long-Term Bonds
 (Cost $593,045,437).........                       576,375,057
                                                 --------------

                                  SHARES             VALUE
                                  AMOUNT             VALUE
---------------------------------------------------------------

COMMON STOCKS (67.9%)

BANKS--MAJOR REGIONAL (1.3%)
Firstar Corp. ...............       410,900      $    8,680,262
Wells Fargo Co. .............       395,900          16,009,206
                                                 --------------
                                                     24,689,468
                                                 --------------

BIOTECHNOLOGY (1.0%)
Genentech, Inc. (a)..........       130,000          17,485,000
                                                 --------------

BROADCAST/MEDIA (5.1%)
AMFM Inc. (a)................       252,000          19,719,000
CBS Corp. (a)................       218,600          13,976,738
Clear Channel Communications,
 Inc. (a)(e).................       263,700          23,535,225
Comcast Corp.................       358,400          18,121,600
USA Networks, Inc. (a).......       192,600          10,641,150
Univision Communications Inc.
 Class A (a).................       100,000          10,218,750
                                                 --------------
                                                     96,212,463
                                                 --------------

COMMUNICATIONS--EQUIPMENT
 MANUFACTURERS (5.3%)
Cisco Systems, Inc. (a)......       435,650          46,669,006
JDS Uniphase Corp. (a).......        78,000          12,582,375
Lucent Technologies Inc......       541,200          40,488,525
                                                 --------------
                                                     99,739,906
                                                 --------------

COMPUTER SOFTWARE & SERVICE (7.3%)
America Online Inc. (a)......       221,200          16,686,775
Compuware Corp. (a)..........       763,600          28,444,100
Microsoft Corp. (a)..........       395,800          46,209,650
Oracle Corp. (a)(e)..........       423,025          47,405,239
                                                 --------------
                                                    138,745,764
                                                 --------------

COMPUTER SYSTEMS (5.0%)
EMC Corp. (a)................       453,800          49,577,650
Sun Microsystems, Inc. (a)...       596,300          46,175,981
                                                 --------------
                                                     95,753,631
                                                 --------------

ELECTRICAL EQUIPMENT (1.6%)
General Electric Co..........       203,400          31,476,150
                                                 --------------

ELECTRONICS--SEMICONDUCTORS (4.6%)
Intel Corp. .................       335,000          27,574,688
Motorola, Inc. ..............       183,600          27,035,100
Texas Instruments Inc........       328,600          31,833,125
                                                 --------------
                                                     86,442,913
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  SHARES             VALUE
---------------------------------------------------------------
COMMON STOCKS (CONTINUED)

ENTERTAINMENT (1.4%)
Time Warner Inc. ............       355,000      $   25,715,313
                                                 --------------

FINANCIAL--MISCELLANEOUS (1.7%)
Citigroup Inc. ..............       593,095          32,953,841
                                                 --------------

FOOD & HEALTH CARE DISTRIBUTORS (0.4%)
Cardinal Health, Inc. .......       145,700           6,975,387
                                                 --------------

HEALTH CARE--DIVERSIFIED (0.7%)
Johnson & Johnson............       138,588          12,906,007
                                                 --------------

HEALTH CARE--DRUGS (1.3%)
Merck & Co., Inc. ...........       181,500          12,171,844
Schering-Plough Corp. .......       315,300          13,301,719
                                                 --------------
                                                     25,473,563
                                                 --------------

HEALTH CARE--MEDICAL PRODUCTS (2.1%)
Guidant Corp. ...............       428,500          20,139,500
Medtronic, Inc. .............       525,400          19,144,263
                                                 --------------
                                                     39,283,763
                                                 --------------
HEALTH CARE--MISCELLANEOUS (1.1%)
Amgen Inc. (a)...............       331,000          19,880,688
                                                 --------------
HOTEL/MOTEL (1.0%)
Carnival Corp. ..............       374,100          17,886,656
                                                 --------------

HOUSEHOLD PRODUCTS (1.6%)
Colgate-Palmolive Co. .......       476,800          30,992,000
                                                 --------------
INSURANCE--MULTI-LINE (1.9%)
American International Group,
 Inc. .......................       323,820          35,013,037
                                                 --------------
LEISURE TIME (1.6%)
Harley-Davidson, Inc. .......       464,600          29,763,438
                                                 --------------

MANUFACTURING--DIVERSIFIED (2.8%)
Honeywell International
 Inc. .......................       355,562          20,511,483
Tyco International Ltd. .....       814,349          31,657,820
                                                 --------------
                                                     52,169,303
                                                 --------------

                                  SHARES             VALUE
---------------------------------------------------------------
MISCELLANEOUS (3.0%)
AES Corp. (a)................       326,800      $   24,428,300
Corning Inc. (e).............       252,300          32,530,931
                                                 --------------
                                                     56,959,231
                                                 --------------

PERSONAL LOANS (1.0%)
Providian Financial Corp. ...       217,850          19,837,966
                                                 --------------

RETAIL STORES--DEPARTMENT (1.7%)
Kohl's Corp. (a).............       442,100          31,914,094
                                                 --------------

RETAIL STORES--SPECIALTY (6.7%)
Bed Bath & Beyond, Inc.
 (a)(e)......................       396,000          13,761,000
Circuit City Stores-Circuit
 City Group..................       539,200          24,297,700
CVS Corp. ...................       252,700          10,092,206
Dollar General Corp. ........       512,182          11,652,141
Home Depot, Inc. (The).......       688,350          47,194,997
Staples, Inc. (a)............       939,000          19,484,250
                                                 --------------
                                                    126,482,294
                                                 --------------

SPECIALIZED SERVICES (2.5%)
Cendant Corp. (a)............       360,386           9,572,753
IMS Health Inc. .............       567,900          15,439,780
Omnicom Group, Inc. .........       216,400          21,640,000
                                                 --------------
                                                     46,652,533
                                                 --------------

TELECOMMUNICATION LONG DISTANCE (2.5%)
Global Crossing Ltd. (a).....       241,400          12,070,000
MCI WorldCom, Inc. (a).......       667,092          35,397,569
                                                 --------------
                                                     47,467,569
                                                 --------------

TELECOMMUNICATIONS SERVICES (0.4%)
Nextel Communications, Inc.
 Class A (a).................        72,000           7,425,000
                                                 --------------

TELEPHONE (1.3%)
 Alltel Corp. ...............       301,100          24,897,206
                                                 --------------
Total Common Stocks
 (Cost $647,520,795).........                     1,281,194,184
                                                 --------------
PREFERRED STOCKS (0.0%) (b)

PAPER & FOREST PRODUCTS (0.0%) (b)
Paperboard Industries
 International, Inc.
 5.00%, Class A (c)(f)(g)....        40,000             635,637
                                                 --------------
Total Preferred Stocks
 (Cost $665,691).............                           635,637
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

                                PRINCIPAL
                                  AMOUNT             VALUE
---------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.0%)
COMMERCIAL PAPER (0.8%)
Ford Motor Credit Corp.
 5.68%, due 1/12/00..........  $ 14,540,000      $   14,514,753
                                                 --------------
                                  SHARES
                               ------------
INVESTMENT COMPANY (1.2%)
Merrill Lynch Premier
 Institutional Fund..........    22,470,468          22,470,468
                                                 --------------
Total Short-Term Investments
 (Cost $36,985,221)..........                        36,985,221
                                                 --------------
Total Investments
 (Cost $1,278,217,144) (h)...         100.4%      1,895,190,099(i)
Liabilities in Excess of
 Cash and Other Assets.......          (0.4)         (6,991,171)
                                  ---------         -----------
Net Assets...................         100.0%     $1,888,198,928
                                  =========       =============

-------
 (a) Non-income producing securities.
 (b) Less than one tenth of a percent.
 (c) May be sold to institutional investors only.
 (d) Floating rate. Rate shown is the rate in effect at December 31, 1999.
 (e) Represent securities out on loan or a portion which is out on loan.
 (f) Restricted Security.
 (g) Canadian Security.
 (h) The cost for Federal income tax purposes is $1,279,922,546.
 (i) At December 31, 1999 net unrealized appreciation was $615,267,553, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $642,624,560 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $27,357,007.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $1,278,217,144)...........................................       $1,895,190,099
Collateral held for securities loaned, at value (Note 2)....          202,088,153
Cash........................................................              191,051
Receivables:
  Investment securities sold................................           22,925,742
  Dividends and interest....................................            7,442,169
  Fund shares sold..........................................              908,471
                                                                   --------------
      Total assets..........................................        2,128,745,685
                                                                   --------------
LIABILITIES:
Securities lending collateral (Note 2)......................          202,088,153
Payables:
  Investment securities purchased...........................           29,973,255
  Fund shares redeemed......................................            5,549,491
  NYLIFE Distributors.......................................            1,436,620
  MainStay Management.......................................              971,310
  Transfer agent............................................              310,681
  Custodian.................................................               15,393
  Trustees..................................................               13,857
Accrued expenses............................................              187,997
                                                                   --------------
      Total liabilities.....................................          240,546,757
                                                                   --------------
Net assets..................................................       $1,888,198,928
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $       74,890
  Class B...................................................              616,375
  Class C...................................................                2,048
Additional paid-in capital..................................        1,156,906,699
Accumulated undistributed net investment income.............              156,718
Accumulated undistributed net realized gain on
  investments...............................................          113,469,243
Net unrealized appreciation on investments..................          616,972,955
                                                                   --------------
Net assets..................................................       $1,888,198,928
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  203,924,184
                                                                   ==============
Shares of beneficial interest outstanding...................            7,489,010
                                                                   ==============
Net asset value per share outstanding.......................       $        27.23
Maximum sales charge (5.50% of offering price)..............                 1.58
                                                                   --------------
Maximum offering price per share outstanding................       $        28.81
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $1,678,695,854
                                                                   ==============
Shares of beneficial interest outstanding...................           61,637,509
                                                                   ==============
Net asset value and offering price per share outstanding....       $        27.23
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $    5,578,890
                                                                   ==============
Shares of beneficial interest outstanding...................              204,843
                                                                   ==============
Net asset value and offering price per share outstanding....       $        27.23
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Dividends(a)..............................................  $  4,852,483
  Interest..................................................    37,513,520
                                                              ------------
    Total income............................................    42,366,003
                                                              ------------
Expenses:
  Distribution--Class B.....................................    11,604,525
  Distribution--Class C.....................................        20,332
  Management................................................    11,049,625
  Service--Class A..........................................       441,308
  Service--Class B..........................................     3,868,175
  Service--Class C..........................................         6,778
  Transfer agent............................................     3,651,702
  Shareholder communication.................................       289,773
  Recordkeeping.............................................       199,319
  Custodian.................................................       175,076
  Professional..............................................       117,349
  Registration..............................................       107,950
  Trustees..................................................        50,521
  Miscellaneous.............................................        58,357
                                                              ------------
    Total expenses before waiver............................    31,640,790
Fees waived by Manager......................................      (490,602)
                                                              ------------
    Net expenses............................................    31,150,188
                                                              ------------
Net investment income.......................................    11,215,815
                                                              ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   198,124,218
Net change in unrealized appreciation on investments........    49,685,919
                                                              ------------
Net realized and unrealized gain on investments.............   247,810,137
                                                              ------------
Net increase in net assets resulting from operations........  $259,025,952
                                                              ============

-------

(a) Dividends recorded net of foreign withholding taxes of $4,146.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   1999             1998
                                                              --------------   --------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   11,215,815   $   13,883,951
  Net realized gain on investments..........................     198,124,218      105,931,200
  Net change in unrealized appreciation on investments......      49,685,919      218,222,952
                                                              --------------   --------------
  Net increase in net assets resulting from operations......     259,025,952      338,038,103
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (2,404,941)      (2,124,948)
    Class B.................................................      (9,024,586)     (11,787,858)
    Class C.................................................         (19,421)            (451)
  From net realized gain on investments:
    Class A.................................................      (9,937,902)     (10,013,091)
    Class B.................................................     (83,382,941)     (98,019,575)
    Class C.................................................        (272,715)         (22,717)
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....    (105,042,506)    (121,968,640)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      98,922,959       47,181,125
    Class B.................................................     213,637,189      192,230,492
    Class C.................................................       5,073,946          333,029
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      11,519,078       11,361,962
    Class B.................................................      90,140,205      107,387,116
    Class C.................................................         282,440           23,067
                                                              --------------   --------------
                                                                 419,575,817      358,516,791
  Cost of shares redeemed:
    Class A.................................................     (75,111,077)     (33,765,899)
    Class B.................................................    (245,152,405)    (211,986,554)
    Class C.................................................        (465,342)              --
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................      98,846,993      112,764,338
                                                              --------------   --------------
      Net increase in net assets............................     252,830,439      328,833,801
NET ASSETS:
Beginning of year...........................................   1,635,368,489    1,306,534,688
                                                              --------------   --------------
End of year.................................................  $1,888,198,928   $1,635,368,489
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  year......................................................  $      156,718   $       33,190
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                          --------------------------------------------------------------
                                                                             Year ended December 31,
                                                          --------------------------------------------------------------
                                                            1999          1998          1997         1996         1995
                                                          --------      --------      --------      -------      -------
Net asset value at beginning of period..............      $  24.96      $  21.44      $  20.09      $ 18.53      $ 14.76
                                                          --------      --------      --------      -------      -------
Net investment income...............................          0.34          0.39          0.40         0.37         0.42
Net realized and unrealized gain on investments.....          3.69          5.29          3.19         2.07         3.77
                                                          --------      --------      --------      -------      -------
Total from investment operations....................          4.03          5.68          3.59         2.44         4.19
                                                          --------      --------      --------      -------      -------
Less dividends and distributions:
  From net investment income........................         (0.34)        (0.39)        (0.40)       (0.37)       (0.42)
  From net realized gain on investments.............         (1.42)        (1.77)        (1.84)       (0.51)          --
                                                          --------      --------      --------      -------      -------
Total dividends and distributions...................         (1.76)        (2.16)        (2.24)       (0.88)       (0.42)
                                                          --------      --------      --------      -------      -------
Net asset value at end of period....................      $  27.23      $  24.96      $  21.44      $ 20.09      $ 18.53
                                                          ========      ========      ========      =======      =======
Total investment return (a).........................         16.46%        26.93%        18.24%       13.22%       28.66%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...........................          1.32%         1.66%         1.86%         1.9%         2.5%
    Net expenses....................................          1.13%         1.16%         1.15%         1.1%         1.1%
    Expenses (before waiver)........................          1.16%         1.18%         1.15%         1.1%         1.1%
Portfolio turnover rate.............................           125%          169%          182%         173%         228%
Net assets at end of period (in 000's)..............      $203,924      $152,598      $108,329      $68,975      $19,206

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                Class B                                                   Class C
------------------------------------------------------------------------      -------------------------------
                                                                                                September 1*
                        Year ended December 31,                                Year ended          through
------------------------------------------------------------------------      December 31,      December 31,
   1999            1998            1997            1996           1995            1999              1998
----------      ----------      ----------      ----------      --------      ------------      -------------
$    24.96      $    21.45      $    20.10      $    18.53      $  14.76         $24.96            $21.70
----------      ----------      ----------      ----------      --------         ------            ------
      0.15            0.21            0.29            0.27          0.33           0.15              0.11
      3.69            5.28            3.19            2.08          3.77           3.69              5.03
----------      ----------      ----------      ----------      --------         ------            ------
      3.84            5.49            3.48            2.35          4.10           3.84              5.14
----------      ----------      ----------      ----------      --------         ------            ------
     (0.15)          (0.21)          (0.29)          (0.27)        (0.33)         (0.15)            (0.11)
     (1.42)          (1.77)          (1.84)          (0.51)           --          (1.42)            (1.77)
----------      ----------      ----------      ----------      --------         ------            ------
     (1.57)          (1.98)          (2.13)          (0.78)        (0.33)         (1.57)            (1.88)
----------      ----------      ----------      ----------      --------         ------            ------
$    27.23      $    24.96      $    21.45      $    20.10      $  18.53         $27.23            $24.96
==========      ==========      ==========      ==========      ========         ======            ======
     15.60%          25.96%          17.65%          12.73%        27.96%         15.60%            23.94%
      0.57%           0.91%           1.36%            1.4%          2.0%          0.57%             0.91%+
      1.88%           1.91%           1.65%            1.6%          1.7%          1.88%             1.91%+
      1.91%           1.93%           1.65%            1.6%          1.7%          1.91%             1.93%+
       125%            169%            182%            173%          228%           125%              169%
$1,678,696      $1,482,411      $1,198,206      $1,029,878      $860,881         $5,579            $  359

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on December 29, 1987 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices

Notes to Financial Statements

supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the 1933 Act and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered.

Restricted security held at December 31, 1999:

                                                                                            PERCENT
                                              ACQUISITION                       12/31/99       OF
                  SECURITY                       DATE       SHARES     COST      VALUE     NET ASSETS
                  --------                    -----------   ------   --------   --------   ----------
Paperboard Industries International, Inc.
  5.00%, Class A Preferred Stock............    5/4/98      40,000   $665,691   $635,637       0.0%(a)
                                                                     ========   ========    =======

-------

(a)  Less than one tenth of a percent.

MainStay Total Return Fund

MORTGAGE DOLLAR ROLLS. The fund enters into mortgage dollar roll ("MDR") transactions for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

At December 31, 1999, the Fund had portfolio securities on loan with a market value of $195,530,650 to broker-dealers and government securities dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned by the Fund for securities lending transactions amounted to $466,525, net of broker fees and rebates, for the year ended December 31, 1999, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at December 31, 1999:

                                                                SHARES            VALUE
                                                              -----------      ------------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................    1,187,557      $  1,187,557
                                                                               ------------

                                                               PRINCIPAL
                                                                AMOUNT
                                                              -----------
CORPORATE BOND
Comerica Bank
  6.4175%, due 2/14/00......................................  $20,000,000        20,003,200
                                                                               ------------
SHORT-TERM COMMERCIAL PAPER
Crown Point Capital Co.
  7.05%, due 1/28/00........................................   11,000,000        10,942,250
Galaxy Funding Inc.
  5.60%, due 1/3/00.........................................    6,290,000         6,288,043
Stellar Funding Group
  5.41%, due 1/6/00.........................................    7,900,000         7,894,075
                                                                               ------------
                                                                                 25,124,368
                                                                               ------------
REPURCHASE AGREEMENTS
Bear Stearns & Co., Inc.
  4.60%, due 1/3/00
  (Collateralized by
  $2,563,301 FHLMC Series 2176
    6.00%, due 3/15/28 Market Value $2,576,979
  $6,801,866 FHLMC Series 1637
    21.937%, due 12/15/23 Market Value $6,871,396
  $823,537 FNMA Series 1646
    5.873%, due 10/15/22 Market Value $827,497
  $9,671,181 FNMA Series 1999-60
    7.00%, due 6/25/26 Market Value $9,726,780
  $258,994 MDC Mortgage Funding Corp.
    8.69%, due 1/25/25 Market Value $260,849
  $2,746,034 National Archives Facility Trust
    8.50%, due 9/1/19 Market Value $2,746,034
  $939,053 Residential Accredit Loans Inc.
    2.0187%, due 3/25/28 Market Value $948,108).............   20,573,028        20,573,028
Deutsche Bank Securities Corp.
  4.60%, due 1/3/00
  (Collateralized by
  $30,676,501 Chase Commercial Mortgage Securities Corp.
    7.20%, due 11/15/09 Market Value $30,676,501)...........   30,075,000        30,075,000

MainStay Total Return Fund

                                                                SHARES            VALUE
                                                              -----------      ------------
<->REPURCHASE AGREEMENTS (Continued)
Donaldson Lufkin & Jenrette Securities Corp.
  4.57%, due 1/3/00
  (Collateralized by
  $3,698,954 ABN Amro Mortgage Corp.
    8.00%, due 3/27/29 Market Value $3,701,486
  $3,736,852 Bear Stearns Mortgage Securities Inc.
    8.125%, due 9/25/27 Market Value $3,761,835
  $1,147,840 Citicorp Mortgage Securities Inc.
    6.50%, due 3/25/29 Market Value $1,154,878
  $2,814,221 Chase Mortgage Finance Corp.
    6.50%, due 3/25/29-5/25/29 Market Value $2,831,501
  $30,476 DLJ Mortgage Acceptance Corp.
    0.19%, due 4/18/18 Market Value $30,476
  $7,123,438 FHA Ashley
    7.50%, due 9/1/39 Market Value $7,123,438
  $6,500,001 First Dominion Funding III
    8.5975%, due 12/22/14 Market Value $6,500,003
  $1,251,050 First Nationwide Trust
    7.00%, due 1/19/30 Market Value $1,259,613
  $274,550 First USA Credit Card Master Trust
    6.68%, due 5/18/08 Market Value $274,550
  $562,476 Headlands Mortgage Securities Inc.
    7.75%, due 7/25/27 Market Value $566,020
  $678,861 Homeside Mortgage Securities Inc.
    6.71%, due 6/25/28 Market Value $884,276
  $2,521,100 Norwest Asset Securities Corp.
    7.00%, due 2/25/28 Market Value $2,536,167
  $1,397,642 PNC Mortgage Securities Corp.
    7.00%, due 9/25/29 Market Value $1,407,364
  $6,297,032 PNC Mortgage Securities Corp.
    7.98%, due 1/25/30 Market Value $6,359,627
  $3,592,935 Residential Accredit Loans Inc.
    6.50%, due 5/25/29 Market Value $3,614,936
  $1,335,027 Structured Asset Mortgage Investments Inc.
    6.75%, due 5/25/29 Market Value $1,342,155
  $62 Walnut Creek Associates L.P.
    6.75%, due 6/1/39 Market Value $67).....................  $42,125,000      $ 42,125,000

                                                                SHARES            VALUE
                                                              -----------      ------------
REPURCHASE AGREEMENTS (Continued)
Morgan (J.P.) Securities Inc.
  4.45%, due 1/3/00
  (Collateralized by
  $17,142,826 Alltell Corp.
    6.50%, due 11/1/13 Market Value $17,346,397
  $2,948,289 First Chicago NBD Corp.
    6.14%, due 9/5/00 Market Value $2,959,482
  $4,426,550 US Airways, Inc.
    6.85%, due 1/30/18 Market Value $4,426,550
  $15,167,572 Wal-Mart Stores Inc.
    6.875%, due 8/10/09 Market Value $15,167,572)...........  $38,000,000      $ 38,000,000
Prudential Securities Inc.
  4.38%, due 1/3/00
  (Collateralized by
  $1,136,674 Amresco Residential Securities Inc.
    7.63%, due 6/25/28 Market Value $1,136,674
  $2,395,100 CIBC Capital Funding L.P.
    6.40%, due 12/17/04 Market Value $2,401,200
  $10,974,246 FHLMC Series 1918
    6.46%, due 12/15/26 Market Value $11,039,730
  $2,002,500 Heller Financial Inc.
    6.55%, due 10/22/01 Market Value $2,002,500
  $3,408,456 Laidlaw Inc.
    6.70%, due 5/1/08 Market Value $3,452,632
  $3,720,000 Republic of Chile
    6.875%, due 4/28/09 Market Value $3,768,087
  $2,070,861 New York Telephone Co.
    6.625%, due 11/1/03 Market Value $2,091,028)............   25,000,000        25,000,000
                                                                               ------------
                                                                                155,773,028
                                                                               ------------
Total investments made with cash collateral.................                   $202,088,153
                                                                               ============

Non-cash collateral received and held by the Fund at December 31, 1999:
United States Treasury Bonds
  6.25%, due 8/15/23........................................      220,000      $    212,575
  8.125%, due 8/15/19.......................................       85,000            99,423
                                                                               ------------
Total non-cash collateral...................................                   $    311,998
                                                                               ============
Total collateral............................................                   $202,400,151
                                                                               ============

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the

MainStay Total Return Fund

shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Permanent book/tax difference of $356,661 is an increase to accumulated undistributed net investment income and a decrease to accumulated undistributed net realized gain on investments. This book/tax difference is due to tax treatment of gains (losses) on paydowns.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.64% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.60% on assets in excess of $500 million. For the year ended December 31, 1999 the Manager earned $11,049,625 and waived $490,602 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.32% of the average daily net assets of the Fund on assets up to $500 million. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $74,927 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5,485, $1,092,347 and $1,082, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is

MainStay Total Return Fund

responsible. Transfer agent expense accrued for the year ended December 31, 1999 amounted to $3,651,702.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $45,111 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $199,319 for the year ended December 31, 1999.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of U.S. Government securities, other than short-term securities, were $1,222,204 and $1,129,819, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $875,722 and $940,907, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    YEAR ENDED                    PERIOD ENDED
                                                 DECEMBER 31, 1999             DECEMBER 31, 1998
                                            ---------------------------   ----------------------------
                                            CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C*
                                            -------   -------   -------   -------   -------   --------
Shares sold..............................    3,840     8,324      198      2,028     8,196       13
Shares issued in reinvestment of
  dividends and distributions............      438     3,418       11        470     4,431        1
                                            ------    ------      ---     ------    ------       --
                                             4,278    11,742      209      2,498    12,627       14
Shares redeemed..........................   (2,902)   (9,492)     (18)    (1,437)   (9,102)      --
                                            ------    ------      ---     ------    ------       --
Net increase.............................    1,376     2,250      191      1,061     3,525       14
                                            ======    ======      ===     ======    ======       ==

-------

 *   First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Total Return Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

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

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

OFFICERS & TRUSTEES*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel
* As of December 31, 1999.

[MAINSTAY.LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Total Return Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN15-02/00

[RECYCLED PAPER LOGO]
                                                           [MAINSTAY FUNDS LOGO]

    MAINSTAY
    TOTAL RETURN FUND

    ANNUAL REPORT

    DECEMBER 31, 1999

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in the MainStay Value Fund
                                                              versus the S&P 500 Index, the Russell 1000
                                                              Value Index, and Inflation--Class A, Class B,
                                                              and Class C Shares                               4
                                                              Management Discussion and Analysis               6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                     12
                                                              Portfolio of Investments                        14
                                                              Financial Statements                            16
                                                              Notes to Financial Statements                   22
                                                              Report of Independent Accountants               28
                                                              The MainStay Funds                              29

                       This page intentionally left blank

President's Letter

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2000

---------------
* Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

$10,000 Invested in the MainStay Value Fund versus the S&P 500 Index, the Russell 1000 Value Index, and Inflation

CLASS A SHARES SEC Returns: 1 Year 2.37%, 5 Years 12.63%, 10 Years 12.53%

                                  [LINE GRAPH]

                                           MAINSTAY VALUE                                                     RUSSELL 1000 VALUE
 PERIOD END                                     FUND              S&P 500 INDEX*       INFLATION (CPI)++            INDEX+
--------------                             --------------         --------------       -----------------      ------------------
12/89                                          9450.00               10000.00               10000.00               10000.00
12/90                                          8879.00                9690.00               10625.00                9191.00
12/91                                         12541.00               12636.00               10942.00               11452.00
12/92                                         14990.00               13597.00               11265.00               13033.00
12/93                                         17020.00               14963.00               11574.00               15396.00
12/94                                         16983.00               15160.00               11875.00               15089.00
12/95                                         21864.00               20851.00               12184.00               20877.00
12/96                                         26639.00               25634.00               12587.00               25395.00
12/97                                         32468.00               34186.00               12801.00               34330.00
12/98                                         30063.00               43956.00               13007.00               39698.00
12/99                                         32566.00               53205.00               13356.00               42611.00

CLASS B AND CLASS C SHARES
Class B SEC Returns: 1 Year 2.51%, 5 Years 12.94%, 10 Years 12.81% Class C SEC Returns: 1 Year 6.51%, 5 Years 13.19%, 10 Years 12.81%

                                  [LINE GRAPH]


                                           MAINSTAY VALUE                                                     RUSSELL 1000 VALUE
 PERIOD END                                     FUND              S&P 500 INDEX*       INFLATION (CPI)++            INDEX+
--------------                             --------------         --------------       -----------------      ------------------
12/89                                         10000.00               10000.00               10000.00               10000.00
12/90                                          9395.00                9690.00               10625.00                9191.00
12/91                                         13271.00               12636.00               10942.00               11452.00
12/92                                         15862.00               13597.00               11265.00               13033.00
12/93                                         18011.00               14963.00               11574.00               15396.00
12/94                                         17972.00               15160.00               11875.00               15089.00
12/95                                         23006.00               20851.00               12184.00               20877.00
12/96                                         27863.00               25634.00               12587.00               25395.00
12/97                                         33794.00               34186.00               12801.00               34330.00
12/98                                         31059.00               43956.00               13007.00               39698.00
12/99                                         33390.00               53205.00               13356.00               42611.00

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 12/31/89 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450, and includes the historical performance of the Class B shares for periods from 12/31/89 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their loads and expense structures. The Class B graph assumes an initial investment of $10,000 made on 12/31/89. Performance does not reflect the Contingent Deferred Sales Charge
  (CDSC)--up to 5% if shares are redeemed within the first six years of purchase--as it would not apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 12/31/89 and includes the historical performance of the Class B shares for periods from 12/31/89 through 8/31/98. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(+) The MainStay Value Fund, going forward, will measure its performance against the Russell 1000(R) Value Index. This index reflects the holdings of the Fund better than the S&P 500, against which the Fund is currently measured, and the subadvisor believes that the Russell 1000 Value Index is, therefore, a better performance benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(++) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Management Discussion and Analysis

In 1999, the equity markets posted results of historic proportions. The S&P 500 Composite Stock Price Index(1) recorded its fifth straight year of 20% or better returns, and the NASDAQ Composite Index(2) recorded a gain of 85.59%--the largest single-year gain for any U.S. stock index on record. Technology issues led these market advances, with Internet stocks and initial public offerings
(IPOs) capturing a great deal of investor and media attention.

As in previous years, much of the market's performance resulted from a narrow group of stocks. The top-ten performing stocks in the S&P 500 Index accounted for about 65% of the total return of the Index for the year--and eight of those ten companies were technology related. Throughout most of the year, the market's focus was clearly not on traditional value sectors, with value stocks underperforming growth issues at all capitalization levels. Financial and health care companies, which were market leaders in 1998, underperformed the market in 1999. While value stocks provided respectable returns in historical perspective, they could not keep pace with the torrid advances in major technology-dominated indices.

PERFORMANCE REVIEW

For the year ended December 31, 1999, the MainStay Value Fund returned 8.33% for Class A shares and 7.51% for Class B and Class C shares, excluding all sales charges. Class A shares outperformed and Class B and Class C shares underperformed the 7.78% return of the average Lipper(3) multi-cap value fund. All share classes outperformed the 7.35% return of the Russell 1000(R) Value Index.(4)

BASIC MATERIALS, CAPITAL GOODS, AND TECHNOLOGY

During 1999, the Fund's best-performing sectors were basic materials, capital goods, technology and energy--all of which the Fund overweighted versus the Russell 1000 Value Index. Among basic materials stocks, Georgia-Pacific (+75%),(5) a pulp, paper, and building supplies producer, benefited from a good pricing environment and a strong housing market. Smurfit-Stone Container (+55%) benefited from pricing improvements as global economies strengthened. Reynolds Metals (+49%), a major aluminum producer, not only benefited from better industry fundamentals, but agreed to be acquired by Alcoa, one of the world's largest aluminum producers. On the negative side, IMC Global (-22%) suffered as oversupply in the fertilizer market hurt pricing.

In capital goods, Browning-Ferris, a waste management company, was purchased in August by Allied Waste, providing a 58% return for the period the stock was held in the Fund's portfolio. American Standard (+27%), which

-------

(1) See footnote on page 4 for information on the S&P 500(R) Index.
(2) The NASDAQ Composite Index is an unmanaged, market-value weighted index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.
(3) See footnote and table on page 12 for more information on Lipper Inc.
(4) See footnote on page 5 for more information on the Russell 1000(R) Value Index.
(5) Returns reflect performance for the one-year period ended 12/31/99.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
                                  [BAR CHART]

Year end                                                                    Total Return %
--------                                                                    --------------
12/86                                                                            -9.51
12/87                                                                            -2.57
12/88                                                                            16.11
12/89                                                                            21.38
12/90                                                                            -6.05
12/91                                                                            41.26
12/92                                                                            19.52
12/93                                                                            13.55
12/94                                                                            -0.22
12/95                                                                            28.74
12/96                                                                            21.84
12/97                                                                            21.88
12/98                                                                            -7.41
12/99                                                                             8.33

Past performance is no guarantee of future results. Returns reflect the historical performance of the Class B shares for the periods 12/86 through 12/94. See footnote * on page 12 for more information on performance.


CLASS B AND CLASS C SHARES
                                  [BAR CHART]

Year end                                                                    Total Return %
--------                                                                    --------------
12/86                                                                            -9.51
12/87                                                                            -2.57
12/88                                                                            16.11
12/89                                                                            21.38
12/90                                                                            -6.05
12/91                                                                            41.26
12/92                                                                            19.52
12/93                                                                            13.55
12/94                                                                            -0.22
12/95                                                                            28.01
12/96                                                                            21.11
12/97                                                                            21.29
12/98                                                                            -8.09
12/99                                                                             7.51

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for the periods 12/86 through 8/98. See footnote * on page 12 for more information on performance.

manufactures air-conditioning systems and plumbing fixtures, also boosted capital goods sector returns. In technology, Adaptec (+184%) continued to strengthen its market position, and Seagate Technology (+59%), a stock we purchased for the Fund from June through August 1999, benefited from solid demand for disc drives. Another technology-related stock that performed well for the portfolio was Nippon Telephone and Telegraph (+131%), a Japanese-based telecom company. During the year, we also added Bell Atlantic to the Fund's portfolio. We believe the company is well positioned to take advantage of global expansion in the telecommunications market.

ENERGY AND UTILITIES

With rising oil prices and improving fundamentals, energy stocks contributed positively to the Fund's performance, with Kerr-McGee advancing 69%, Union Pacific Resources up 43%, and Unocal gaining 18% for the year. During 1999, the Fund took profits in Kerr-McGee, Apache Corp., Ocean Energy, and Santa Fe Snyder, as these stocks reached our price targets, and we used the proceeds to bolster the Fund's position in El Paso Energy (natural gas pipelines) and establish positions in Burlington Resources (oil and gas exploration and production) and Sunoco (refining) at what we believed to be attractive prices.

Illinova Corporation is a Midwestern utility that agreed to merge with Dynegy Corp. in a synergistic transaction that combined strengths in energy marketing with strong asset generation. The merger contributed to the stock's 46% return.

HEALTH CARE

United Healthcare (an HMO), gained a solid 23%. Overall, however, health care was a challenging sector in 1999. We sold the Fund's position in Cigna (an HMO) in September, when it was up roughly 10% for the year and used the proceeds to purchase Becton Dickinson (medical supplies), Health Management Associates (rural hospitals), and Mylan Labs (branded and generic drugs) at what we believed were depressed levels. Given the uncertainties facing hospitals and HMOs, we believe the repositioning was beneficial for the Fund.

CONSUMER SECTORS

Consumer staples and consumer cyclicals were weaker sectors for the Fund in 1999. Despite strong consumer spending throughout the year, the market perceived the spending cycle as likely to wind down after record performance. Philip Morris (-55%) was the Fund's worst-performing stock, suffering from continuing concerns over tobacco litigation. Despite what we viewed as compelling valuations, we sold the Fund's entire position at a loss when we saw that ongoing litigation questions were unlikely to be resolved in the foreseeable future. Service Corp. International, a leading funeral service company, also had a negative impact on performance. We purchased the stock for the Fund in April after a substantial price decline. Despite cost-cutting initiatives, however, the stock continued to trend downward, and we sold the Fund's entire position in October to cut losses. We also sold the Fund's position in Kmart at a loss for the year when an expected turnaround in operations failed to materialize.

We also sold the Fund's position in Federal-Mogul, an automotive parts supplier, in December, when integration problems from a recent acquisition overshadowed a good automotive production environment. The stock's sale negatively impacted the Fund's performance.

On a more positive note, we sold the Fund's position in Liz Claiborne (apparel) for a 20% year-to-date gain when the stock reached our price target. We also sold its position in Jones Apparel in March for a slight gain, after the company made a potentially dilutive acquisition. Early in the year, we sold the Fund's position in Venator, which was down roughly 20% for the year, when we realized that the company was unlikely to turn around quickly. New consumer-products stock purchases in 1999 included Hasbro (toys), Newell Rubbermaid (housewares), Office Depot (office supplies), and two food manufacturers, Heinz and ConAgra, none of which have had a substantial impact on the Fund as of year-end.

FINANCIAL SECTOR

The Fund's financial-sector stocks kept pace with the Fund's value benchmark in 1999, with Citigroup (diversified financial services) up 70% for the year, and MGIC Investment (mortgage insurance) gaining 51%. The Fund took some profits in these names and in Sallie Mae (college loans), as the stocks reached our price targets. The proceeds were used to initiate positions in American General (insurance), Chase Manhattan (global banking), and FleetBoston Financial (regional banking). We also added to the Fund's position in AXA Financial (diversified financial services) at what we believed was an attractive price.

Early in the year, we sold the Fund's positions in Chubb (insurance), Bank One and Bank of America (banking), and Countrywide Credit (mortgages), when we anticipated that earnings would falter. The sales had a positive impact on the Fund since each of the stocks continued to decline through the remainder of the year. As interest rates rose, we continued to seek ways to reduce the Fund's exposure to financial stocks. Among the Fund's weakest financial holdings were Conseco (insurance and lending) down 41%, Allstate (insurance) down 38%, and Washington Mutual (savings and loans) down 32%. All three of these stocks declined as operating results lagged expectations. Finally, Transamerica provided strong performance for the Fund, gaining 29% from the beginning of the year through July, when its acquisition by Aegon NV, a large Dutch insurer, was completed.

SEEKING VALUE IN OTHER SECTORS

During the year, we also purchased Air Products and Chemicals (industrial gas), Ingersoll-Rand (industrial equipment), and Fluor Corp. (engineering and construction) for the Fund. We believe that these stocks were attractively priced at the time of purchase and that the companies are well positioned in today's expanding global economy.

LOOKING AHEAD

We remain confident and committed to the Fund's value approach to investing. As market enthusiasm for technology and emerging-growth companies reaches speculative levels, we believe undervalued stocks with catalysts for positive change may provide attractive long-term return potential with lower volatility.

A global economic recovery--with strengthening economies in Asia, Latin America, Europe, and the U.S.--may have a positive impact on revenues and earnings for many of the Fund's largest holdings. We believe double-digit earning gains are possible for selected capital-goods, basic-materials, and energy stocks in 2000, and currently intend to remain overweighted in these sectors. Given the potential for continuing rate hikes in the first half of 2000, we are currently underweighting consumer-related and financial companies.

No matter what the economy or the markets may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital growth and income.

Richard A. Rosen
Portfolio Manager
MacKay Shields LLC

Past performance is no guarantee of future results.

   NONTAXABLE DISTRIBUTION

   During the first half of 1999, the MainStay Value Fund paid income dividends to shareholders based on net income available at that time. As the year progressed, however, the Fund experienced decreasing dividend and interest income and incurred losses on some foreign currency hedging transactions. Together, these factors eliminated almost all of the income earned by the Fund for the year. As a result, almost all of the income dividends paid in 1999 have been reclassified as a return of capital as shown in the table below. Long-term capital gain distributions made by the Fund in December 1999 were not affected. The return of capital to shareholders had no material impact on the Fund's performance or net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

     SHARE CLASS    RETURN OF CAPITAL AMOUNT   PERCENT OF TOTAL INCOME DIVIDENDS PAID IN 1999
    --------------  ------------------------   -----------------------------------------------
    Class A
      shares         $0.0695 per share                             96.13%
    Class B
      shares         $0.0105 per share                             96.13%
    Class C
      shares         $0.0105 per share                             96.13%

   Whenever a Fund returns capital to you, the cost basis of your Fund holdings is reduced by the amount of the nontaxable distribution. Accurate cost-basis accounting is important in determining any capital gains or losses when shares are eventually sold. You should consult with your tax advisor for additional information on determining the cost basis of your mutual fund shares. This material is provided for informational purposes only. Shareholders should refer to their 1999 Form 1099-DIV for the total amount of their distributions that are taxable and nontaxable.

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                          LIFE OF FUND
                         1 YEAR    5 YEARS   10 YEARS   THROUGH 12/31/99
    Class A               8.33%    13.91%     13.17%         11.22%
    Class B               7.51%    13.19%     12.81%         10.96%
    Class C               7.51%    13.19%     12.81%         10.96%

   FUND SEC RETURNS*

                                                          LIFE OF FUND
                         1 YEAR    5 YEARS   10 YEARS   THROUGH 12/31/99
    Class A               2.37%    12.63%     12.53%         10.76%
    Class B               2.51%    12.94%     12.81%         10.96%
    Class C               6.51%    13.19%     12.81%         10.96%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                                              LIFE OF FUND
                          1 YEAR     5 YEARS     10 YEARS   THROUGH 12/31/99
    Class A             208 out of  190 out of     n/a          190 out of
                        490 funds   204 funds                   204 funds
    Class B             226 out of  192 out of  60 out of        50 out of
                        490 funds   204 funds   89 funds         60 funds
    Class C             226 out of     n/a         n/a          362 out of
                        490 funds                               463 funds
    Average Lipper
    multi-cap value
    fund(++)              7.78%       18.48%      13.26%         12.45%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

             NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A     $18.18      $0.0723      $0.3210
    Class B     $18.09      $0.0109      $0.3210
    Class C     $18.09      $0.0109      $0.3210

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares, first offered to the public on 1/3/95, are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Performance figures for this class include the historical performance of the Class B shares for periods from inception (5/1/86) up to 12/31/94. Performance figures for the two classes after this date vary based on differences in their loads and expense structures. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum
  CDSC of up to 5% if shares are redeemed during the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (5/1/86) up to 8/31/98. Performance figures for the two classes after this date vary based on differences in their loads.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/99. Lipper returns and rankings are unaudited.

(++) Lipper's new fund classification structure, effective September 1999, is reflected in this material.

MainStay Value Fund




                                  SHARES             VALUE
                                -------------------------------
COMMON STOCKS (98.1%)+
ALUMINUM (2.0%)
Reynolds Metals Co. ..........      299,500      $   22,949,187
                                                 --------------

BANKS (5.3%)
Chase Manhattan Corp. (The)...      243,100          18,885,831
Fleet Boston Financial
 Corp. .......................      633,710          22,061,030
Washington Mutual, Inc. ......      722,800          18,792,800
                                                 --------------
                                                     59,739,661
                                                 --------------
CHEMICALS (2.8%)
Air Products and Chemicals,
 Inc. ........................      459,400          15,418,612
IMC Global Inc. ..............      959,020          15,703,953
                                                 --------------
                                                     31,122,565
                                                 --------------
COMPUTER SYSTEMS (2.8%)
Seagate Technology, Inc.
 (a)..........................      680,700          31,695,094
                                                 --------------
CONTAINERS (5.3%)
Owens-Illinois, Inc. (a)......      717,310          17,977,582
Smurfit-Stone Container Corp.
 (a)..........................    1,154,500          28,285,250
Temple-Inland Inc. ...........      211,900          13,972,156
                                                 --------------
                                                     60,234,988
                                                 --------------
ELECTRIC POWER COMPANIES
 (8.4%)
DTE Energy Co. ...............      432,700          13,575,962
Energy East Corp. ............      566,200          11,784,037
Illinova Corp. ...............      773,700          26,886,075
Niagara Mohawk Holdings Inc.
 (a)..........................    1,247,400          17,385,638
Texas Utilities Co. ..........      713,500          25,373,844
                                                 --------------
                                                     95,005,556
                                                 --------------
ELECTRONICS--SEMICONDUCTORS (1.0%)
Adaptec, Inc. (a).............      216,900          10,817,887
                                                 --------------

ENGINEERING & CONSTRUCTION
 (2.1%)
Fluor Corp. ..................      521,600          23,928,400
                                                 --------------

FINANCE (7.7%)
American General Corp. .......      417,000          31,639,875
AXA Financial, Inc. ..........      896,200          30,358,775
Citigroup Inc. ...............      312,950          17,388,284
SLM Holding Corp. ............      183,100           7,735,975
                                                 --------------
                                                     87,122,909
                                                 --------------
FOOD (3.1%)
ConAgra, Inc. ................      722,700          16,305,919
Heinz (H.J.) Co. .............      483,700          19,257,306
                                                 --------------
                                                     35,563,225
                                                 --------------
HEALTH CARE--DRUGS (0.6%)
Mylan Laboratories Inc. ......      267,700           6,742,694
                                                 --------------

------
+  Percentages indicated are based on Fund net assets.


                                  SHARES             VALUE
                                -------------------------------

HEALTH CARE--MEDICAL PRODUCTS (1.6%)
Becton, Dickinson & Co. ......      658,800      $   17,622,900
                                                 --------------

HEALTH CARE--MISCELLANEOUS (3.2%)
Health Management Associates,
 Inc. Class A (a).............      964,200          12,896,175
Manor Care, Inc. (a)..........      340,500           5,448,000
United HealthCare Corp. ......      335,300          17,812,812
                                                 --------------
                                                     36,156,987
                                                 --------------
HEAVY DUTY TRUCKS & PARTS
 (1.1%)
Dana Corp. ...................      410,910          12,301,618
                                                 --------------

HOTEL/MOTEL (1.6%)
Harrah's Entertainment, Inc.
 (a)..........................      679,400          17,961,637
                                                 --------------

HOUSEWARES (0.7%)
Newell Rubbermaid Inc. .......      267,000           7,743,000
                                                 --------------

INSURANCE (4.4%)
Allstate Corp. (The)..........      924,180          22,180,320
Conseco, Inc. ................      577,100          10,315,663
MGIC Investment Corp. ........      293,100          17,640,956
                                                 --------------
                                                     50,136,939
                                                 --------------
MACHINERY (4.8%)
American Standard Cos. Inc.
 (a)..........................      744,000          34,131,000
Ingersoll-Rand Co. ...........      359,500          19,794,969
                                                 --------------
                                                     53,925,969
                                                 --------------
MANUFACTURING--DIVERSIFIED
 (1.8%)
Honeywell International
 Inc. ........................      356,200          20,548,288
                                                 --------------

NATURAL GAS DISTRIBUTORS & PIPELINES (3.5%)
Coastal Corp. (The)...........      610,900          21,648,769
El Paso Energy Corp. .........      459,200          17,822,700
                                                 --------------
                                                     39,471,469
                                                 --------------
OIL & GAS SERVICES (9.4%)
Burlington Resources Inc. ....      433,900          14,345,819
Noble Affiliates, Inc. .......    1,059,200          22,706,600
Union Pacific Resources Group
 Inc. ........................    2,251,000          28,700,250
Unocal Corp. .................      700,850          23,522,278
Valero Energy Corp. ..........      859,000          17,072,625
                                                 --------------
                                                    106,347,572
                                                 --------------
OIL--INTEGRATED DOMESTIC
 (4.4%)
Kerr-McGee Corp. .............      236,860          14,685,320
Sunoco, Inc. .................      363,800           8,549,300
Tosco Corp. ..................      959,300          26,080,969
                                                 --------------
                                                     49,315,589
                                                 --------------
OIL--INTEGRATED INTERNATIONAL (1.3%)
Texaco Inc. ..................      276,300          15,006,544
                                                 --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1999



                                  SHARES             VALUE
---------------------------------------------------------------
COMMON STOCKS (CONTINUED)

PAPER & FOREST PRODUCTS (2.7%)
Georgia-Pacific Corp. ........      610,000      $   30,957,500
                                                 --------------

RETAIL (4.7%)
Federated Department Stores,
 Inc. (a).....................      488,170          24,683,096
Office Depot, Inc. (a)........    1,849,900          20,233,281
Payless ShoeSource, Inc.
 (a)..........................      171,000           8,037,000
                                                 --------------
                                                     52,953,377
                                                 --------------
STEEL (1.9%)
USX-U.S. Steel Group..........      669,000          22,077,000
                                                 --------------

TELECOMMUNICATIONS--LONG DISTANCE (3.0%)
AT&T Corp. ...................      662,350          33,614,262
                                                 --------------

TELEPHONE (3.9%)
Bell Atlantic Corp. ..........      435,700          26,822,781
Nippon Telegraph & Telephone
 Corp. ADR (b)(c).............      196,500          16,923,563
                                                 --------------
                                                     43,746,344
                                                 --------------
TEXTILES--HOME FURNISHINGS
 (1.3%)
Shaw Industries, Inc. ........      954,100          14,728,919
                                                 --------------

TOYS (1.7%)
Hasbro, Inc. .................    1,023,100          19,502,844
                                                 --------------
Total Common Stocks
 (Cost $1,045,164,710)........                    1,109,040,924
                                                 --------------
                                 PRINCIPAL
                                  AMOUNT
                                -----------
SHORT-TERM INVESTMENTS (3.1%)

COMMERCIAL PAPER (2.0%)
American Express Credit Corp.
 6.45% due 01/05/00...........  $ 8,960,000           8,953,566
Associates Corp.
 4.00% due 01/03/00...........    3,160,000           3,159,298
Goldman Sachs Group Inc.
 6.46% due 01/31/00...........   10,220,000          10,164,863
                                                 --------------
Total Commercial Paper
 (Cost $22,277,727)...........                       22,277,727
                                                 --------------
                                  SHARES             VALUE
---------------------------------------------------------------
INVESTMENT COMPANY (1.1%)
Merrill Lynch Premier
 Institutional Fund...........   12,745,282      $   12,745,282
                                                 --------------
Total Investment Company
 (Cost $12,745,282)...........                       12,745,282
                                                 --------------
Total Short-Term Investments
 (Cost $35,023,009)...........                       35,023,009
                                                 --------------
Total Investments
 (Cost $1,080,187,719) (d)....        101.2%      1,144,063,933(e)
Liabilities in Excess of Cash,
 and Other Assets.............         (1.2)        (13,629,881)
                                       ----         -----------
Net Assets....................        100.0%     $1,130,434,052
                                ===========      ==============

-------
 (a) Non-income producing security.
 (b) ADR--American Depository Receipt.
 (c) Segregated as collateral for foreign currency forward contract.
 (d) The cost for Federal income tax purposes is $1,084,697,139.
 (e) At December 31, 1999, net unrealized appreciation was $59,366,794, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $151,834,569 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $92,467,775.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $1,080,187,719)...........................................       $1,144,063,933
Cash........................................................                  481
Receivables:
  Investment securities sold................................            2,933,314
  Dividends.................................................            2,283,669
  Fund shares sold..........................................              549,106
                                                                   --------------
        Total assets........................................        1,149,830,503
                                                                   --------------
LIABILITIES:
Payables:
  Investment securities purchased...........................           15,787,321
  Fund shares redeemed......................................            1,573,083
  NYLIFE Distributors.......................................              883,570
  MainStay Management.......................................              562,017
  Transfer agent............................................              248,321
  Custodian.................................................               11,597
  Trustees..................................................                9,029
Accrued expenses............................................              161,211
Unrealized depreciation on foreign currency forward
  contract..................................................              160,302
                                                                   --------------
        Total liabilities...................................           19,396,451
                                                                   --------------
Net assets..................................................       $1,130,434,052
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $       64,382
  Class B...................................................              559,906
  Class C...................................................                  349
Additional paid-in capital..................................        1,074,365,377
Accumulated undistributed net investment income.............                  381
Accumulated distributions in excess of net realized gains on
  investments...............................................           (8,272,255)
Net unrealized appreciation on investments..................           63,876,214
Net unrealized depreciation on foreign currency forward
  contract..................................................             (160,302)
                                                                   --------------
Net assets..................................................       $1,130,434,052
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  117,036,131
                                                                   ==============
Shares of beneficial interest outstanding...................            6,438,150
                                                                   ==============
Net asset value per share outstanding.......................       $        18.18
Maximum sales charge (5.50% of offering price)..............                 1.06
                                                                   --------------
Maximum offering price per share outstanding................       $        19.24
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $1,012,766,740
                                                                   ==============
Shares of beneficial interest outstanding...................           55,990,644
                                                                   ==============
Net asset value and offering price per share outstanding....       $        18.09
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $      631,181
                                                                   ==============
Shares of beneficial interest outstanding...................               34,894
                                                                   ==============
Net asset value and offering price per share outstanding....       $        18.09
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $21,449,312
  Interest..................................................    1,150,006
                                                              -----------
    Total income............................................   22,599,318
                                                              -----------
Expenses:
  Distribution--Class B.....................................    8,418,791
  Distribution--Class C.....................................        3,004
  Management................................................    7,075,261
  Transfer agent............................................    3,047,382
  Service--Class A..........................................      285,365
  Service--Class B..........................................    2,806,264
  Service--Class C..........................................        1,002
  Shareholder communication.................................      228,635
  Recordkeeping.............................................      150,373
  Custodian.................................................      117,483
  Professional..............................................       91,909
  Registration..............................................       69,071
  Trustees..................................................       34,083
  Miscellaneous.............................................       44,234
                                                              -----------
    Total expenses..........................................   22,372,857
                                                              -----------
Net investment income.......................................      226,461
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY FORWARD CONTRACT TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................    5,565,145
  Foreign currency forward contract transactions............     (953,238)
                                                              -----------
Net realized gain on investments and foreign currency
  forward contract transactions.............................    4,611,907
                                                              -----------
Net change in unrealized appreciation/depreciation on
  investments:
  Security transactions.....................................   83,527,918
  Foreign currency forward contracts........................      162,168
                                                              -----------
Net unrealized gain on investments and foreign currency
  forward contracts.........................................   83,690,086
                                                              -----------
Net realized and unrealized gain on investments and foreign
  currency forward contracts................................   88,301,993
                                                              -----------
Net increase in net assets resulting from operations........  $88,528,454
                                                              ===========

(a) Dividends recorded net of foreign withholding taxes of $29,433.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   1999             1998
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $      226,461   $    5,231,671
  Net realized gain on investments and foreign currency
    forward contracts.......................................       4,611,907      145,578,486
  Net change in unrealized appreciation/depreciation on
    investments and foreign currency forward contracts......      83,690,086     (275,822,955)
                                                              --------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................      88,528,454     (125,012,798)
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................         (17,096)      (1,398,114)
    Class B.................................................         (26,773)      (4,044,247)
    Class C.................................................              (2)             (99)
  From net realized gain on investments:
    Class A.................................................      (1,060,369)     (15,558,746)
    Class B.................................................     (10,508,898)    (159,288,098)
    Class C.................................................          (6,553)         (10,773)
  In excess of net realized gain on investments:
    Class A.................................................        (757,755)              --
    Class B.................................................      (7,509,817)              --
    Class C.................................................          (4,683)              --
  Return of capital:
    Class A.................................................        (424,649)              --
    Class B.................................................        (665,047)              --
    Class C.................................................             (62)              --
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....     (20,981,704)    (180,300,077)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     115,026,854       53,394,132
    Class B.................................................     123,084,616      224,286,153
    Class C.................................................         815,133           78,500
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       2,173,729       16,141,993
    Class B.................................................      18,287,568      159,214,986
    Class C.................................................          10,103           10,864
                                                              --------------   --------------
                                                                 259,398,003      453,126,628
  Cost of shares redeemed:
    Class A.................................................    (122,384,486)     (51,885,082)
    Class B.................................................    (363,451,080)    (329,969,309)
    Class C.................................................        (234,302)              (2)
                                                              --------------   --------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (226,671,865)      71,272,235
                                                              --------------   --------------
      Net decrease in net assets............................    (159,125,115)    (234,040,640)

NET ASSETS:
Beginning of year...........................................   1,289,559,167    1,523,599,807
                                                              --------------   --------------
End of year.................................................  $1,130,434,052   $1,289,559,167
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  year......................................................  $          381   $       35,686
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                          ----------------------------------------------------------------
                                                                              Year ended December 31,
                                                          ----------------------------------------------------------------
                                                             1999           1998          1997         1996         1995
                                                          ----------      --------      --------      -------      -------
Net asset value at beginning of period..............       $  17.16       $  21.76      $  20.34      $ 18.25      $ 14.66
                                                           --------       --------      --------      -------      -------
Net investment income (loss)........................           0.12           0.23          0.27         0.30         0.29
Net realized and unrealized gain (loss) on
  investments.......................................           1.29          (1.92)         4.10         3.66         3.91
                                                           --------       --------      --------      -------      -------
Total from investment operations....................           1.41          (1.69)         4.37         3.96         4.20
                                                           --------       --------      --------      -------      -------
Less dividends and distributions:
  From net investment income........................          (0.00)(b)      (0.23)        (0.27)       (0.30)       (0.29)
  From net realized gain on investments.............          (0.19)         (2.68)        (2.68)       (1.57)       (0.32)
  In excess of net realized gain on investments.....          (0.13)            --            --           --           --
  Return of capital.................................          (0.07)            --            --           --           --
                                                           --------       --------      --------      -------      -------
Total dividends and distributions...................          (0.39)         (2.91)        (2.95)       (1.87)       (0.61)
                                                           --------       --------      --------      -------      -------
Net asset value at end of period....................       $  18.18       $  17.16      $  21.76      $ 20.34      $ 18.25
                                                           ========       ========      ========      =======      =======
Total investment return (a).........................           8.33%         (7.41%)       21.88%       21.84%       28.74%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)....................           0.70%          1.03%         1.22%         1.6%         1.5%
    Expenses........................................           1.13%          1.09%         1.11%         1.1%         1.2%
Portfolio turnover rate.............................             61%            83%           61%          47%          48%
Net assets at end of period (in 000's)..............       $117,036       $114,925      $124,011      $73,259      $25,258

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    Class B                                                   Class C
    ------------------------------------------------------------------------      --------------------------------
                                                                                                    September 1,*
                            Year ended December 31,                                Year ended          through
    ------------------------------------------------------------------------      December 31,       December 31,
       1999            1998            1997            1996           1995            1999               1998
    ----------      ----------      ----------      ----------      --------      ------------      --------------
    $    17.15      $    21.74      $    20.32      $    18.25      $  14.66         $17.15             $18.16
    ----------      ----------      ----------      ----------      --------         ------             ------
         (0.01)           0.06            0.15            0.20          0.19          (0.01)              0.03
          1.28           (1.91)           4.10            3.64          3.91           1.28               1.67
    ----------      ----------      ----------      ----------      --------         ------             ------
          1.27           (1.85)           4.25            3.84          4.10           1.27               1.70
    ----------      ----------      ----------      ----------      --------         ------             ------
         (0.00)(b)       (0.06)          (0.15)          (0.20)        (0.19)         (0.00)(b)          (0.03)
         (0.19)          (2.68)          (2.68)          (1.57)        (0.32)         (0.19)             (2.68)
         (0.13)             --              --              --            --          (0.13)                --
         (0.01)             --              --              --            --          (0.01)                --
    ----------      ----------      ----------      ----------      --------         ------             ------
         (0.33)          (2.74)          (2.83)          (1.77)        (0.51)         (0.33)             (2.71)
    ----------      ----------      ----------      ----------      --------         ------             ------
    $    18.09      $    17.15      $    21.74      $    20.32      $  18.25         $18.09             $17.15
    ==========      ==========      ==========      ==========      ========         ======             ======
          7.51%          (8.09%)         21.29%          21.11%        28.01%          7.51%              9.88%

         (0.05)%          0.28%           0.70%            1.1%          0.9%         (0.05)%             0.28%+
          1.88%           1.84%           1.63%            1.6%          1.8%          1.88%              1.84%+
            61%             83%             61%             47%           48%            61%                83%
    $1,012,767      $1,174,554      $1,399,589      $1,019,307      $708,840         $  631             $   80

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Value Fund



NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

Notes to Financial Statements



NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if the original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the foreign currency forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contract open at December 31, 1999:

                                                         CONTRACT       CONTRACT
                                                          AMOUNT         AMOUNT       UNREALIZED
                                                           SOLD         PURCHASED    DEPRECIATION
                                                      --------------   -----------   ------------
Foreign Currency Sale Contract
Japanese Yen vs. U.S. Dollar, expiring 3/16/00......  Y1,649,000,000   $16,150,833    ($160,302)

MainStay Value Fund


FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $871,863, $953,238 and $1,814,333 are decreases to accumulated net investment loss, accumulated net realized loss on foreign currency forward contracts and additional paid-in capital, respectively. In addition, accumulated distributions in excess of net realized gain on investments has been increased by $10,768. These book-tax differences are due primarily to a return of capital distribution and the tax treatment of foreign currency losses.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the year ended December 31, 1999 the Manager earned $7,075,261.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $36,686 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $4,246, $1,574,675 and $585, respectively, for the year ended December 31, 1999.

MainStay Value Fund


TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999 amounted to $3,047,382.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $33,214 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $150,373 for the year ended December 31, 1999.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect, to the extent provided by the regulations, to treat $3,922,756 of qualifying capital losses and foreign exchange losses that arose during the year as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than short-term securities, were $736,248 and $988,173, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    YEAR ENDED                    PERIOD ENDED
                                                 DECEMBER 31, 1999             DECEMBER 31, 1998
                                            ---------------------------   ----------------------------
                                            CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C*
                                            -------   -------   -------   -------   -------   --------
Shares sold...............................   6,437      6,641       43     2,517     10,295       4
Shares issued in reinvestment of dividends
  and distributions.......................     124      1,058       --       959      9,561       1
                                            ------    -------   ------    ------    -------      --
                                             6,561      7,699       43     3,476     19,856       5
Shares redeemed...........................  (6,821)   (20,185)     (13)   (2,478)   (15,747)     --
                                            ------    -------   ------    ------    -------      --
Net increase (decrease)...................    (260)   (12,486)      30       998      4,109       5
                                            ======    =======   ======    ======    =======      ==

-------

 *   First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Value Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                       This page intentionally left blank

Officers & Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel

* As of December 31, 1999.

[MAINSTAY INVESTMENTS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN16-02/00

[RECYCLED PAPER LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MAINSTAY
    VALUE FUND

    ANNUAL REPORT

    DECEMBER 31, 1999

[MAINSTAY INVESTMENTS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in the MainStay Strategic
                                                              Income Fund versus Lehman Brothers Aggregate
                                                              Bond Index, a Three-Index Composite, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                     11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            22
                                                              Notes to Financial Statements                   28
                                                              Report of Independent Accountants               38
                                                              The MainStay Funds                              39

                       This page intentionally left blank

President's Letter

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2000

---------------
 * Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

$10,000 Invested in the MainStay Strategic
Income Fund versus Lehman Brothers
Aggregate Bond Index, a Three-Index
Composite, and Inflation

CLASS A SHARES SEC Returns: 1 Year -2.30%, Since Inception 3.27%

[LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND                                 THREE-INDEX
                                            INCOME FUND               INDEX*           INFLATION (CPI)++          COMPOSITE+
                                         ------------------      ---------------       -----------------         -----------
2/28/97                                        9550                  10000                  10000                  10000
3/97                                           9445                   9889                  10006                   9904
6/97                                           9834                  10253                  10031                  10262
9/97                                          10181                  10594                  10093                  10544
12/97                                         10183                  10907                  10131                  10656
3/98                                          10467                  11075                  10137                  10832
6/98                                          10650                  11334                  10199                  11022
9/98                                          10485                  11813                  10237                  11304
12/98                                         10709                  11854                  10294                  11619
3/99                                          10814                  11794                  10331                  11476
6/99                                          10773                  11691                  10406                  11315
9/99                                          10859                  11770                  10482                  11511
12/99                                         10955                  11756                  10558                  11525

CLASS B SHARES Class B SEC Returns: 1 Year -3.46%, Since Inception 3.19%

[LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                                                  AGGREGATE BOND          THREE-INDEX
                                            INCOME FUND               INDEX*               COMPOSITE+         INFLATION (CPI)++
                                            -----------          ---------------          -----------         -----------------
2/28/97                                       10000                  10000                  10000                  10000
3/97                                           9890                   9889                   9904                  10006
6/97                                          10268                  10253                  10262                  10031
9/97                                          10612                  10594                  10544                  10093
12/97                                         10602                  10907                  10656                  10131
3/98                                          10877                  11075                  10832                  10137
6/98                                          11037                  11334                  11022                  10199
9/98                                          10856                  11813                  11304                  10237
12/98                                         11062                  11854                  11619                  10294
3/99                                          11161                  11794                  11476                  10331
6/99                                          11086                  11691                  11315                  10406
9/99                                          11164                  11770                  11511                  10482
12/99                                         10933                  11756                  11525                  10558

CLASS C SHARES Class C SEC Returns: 1 Year 0.54%, Since Inception 4.18%

[LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND                                 THREE-INDEX
                                            INCOME FUND               INDEX*           INFLATION (CPI)++          COMPOSITE+
                                         ------------------      ---------------       -----------------         -----------
2/28/97                                       10000                  10000                  10000                  10000
3/97                                           9890                   9889                  10006                   9904
6/97                                          10268                  10253                  10031                  10262
9/97                                          10612                  10594                  10093                  10544
12/97                                         10602                  10907                  10131                  10656
3/98                                          10877                  11075                  10137                  10832
6/98                                          11037                  11334                  10199                  11022
9/98                                          10856                  11813                  10237                  11304
12/98                                         11062                  11854                  10294                  11619
3/99                                          11161                  11794                  10331                  11476
6/99                                          11086                  11691                  10406                  11315
9/99                                          11164                  11770                  10482                  11511
12/99                                         11233                  11756                  10558                  11525

-------
     Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures through 2/98 reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. The Class A graph assumes an initial investment of $10,000 made on 2/28/97 reflecting the effect of the 4.5% up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 2/28/97. Performance reflects a 3% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 2/28/97 and includes the historical performance of the Class B shares for periods from 2/28/97 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

  * The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service, in that order. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate, the Mortgage-Backed Securities, and the Asset-Backed Securities Indices. An investment cannot be made directly into an index.

 (+) The MainStay Strategic Income Fund, going forward, will measure its performance against a Three-Index Composite. This Composite reflects the holdings of the Fund better than the Lehman Brothers Aggregate Bond Index, against which the Fund is currently measured, and the subadvisor believes that the Composite is, therefore, a better performance benchmark. The U.S. government and domestic investment-grade sector is represented by the Lehman Brothers Aggregate Bond Index. The U.S. high-yield sector is represented by the First Boston High Yield Index. The international bond sector is represented by the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index (unhedged). All indices are unmanaged. The Three-Index Composite assumes equal investments in all three indices, with all dividends and capital gains reinvested. An investment cannot be made directly into an index or a composite of indices.

     The First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Fund will not precisely match those in the Index and so, performance of the Fund will differ. An investment cannot be made directly into an index.

     The Salomon Smith Barney Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. An investment cannot be made directly into an index.

(++) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------
(1) According to Standard & Poor's, debt currently rated BBB exhibits adequate protection parameters. Debt currently rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligations. Ratings may be modified with a plus or minus sign to show relative standing within the major rating categories. When applied to Fund investments, these ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.
(2) See footnote and table on page 11 for more information on Lipper Inc.
(3) See page 5 for additional information regarding the indices listed.

Portfolio Management Discussion and Analysis

With the Federal Reserve raising the targeted federal funds rate by 25 basis points in June, August, and November, domestic bonds rated BBB(1) and higher had a difficult year in 1999, providing negative total returns. International bonds also faced challenges, as the euro, which was introduced in January of 1999, declined versus the U.S. dollar after it Japan was the best-performing international bond market, led by an economic recovery and a fiscal stimulus package that caused the bond market to perform well as the yen improved relative to the U.S. dollar through much of the year.

The high-yield bond market was volatile throughout most of 1999 but provided positive returns, despite rising default rates and credit difficulties among several well-established companies.

FUND PERFORMANCE REVIEW

For the year ended December 31, 1999, the MainStay Strategic Income Fund returned 2.30% for Class A shares and 1.54% for Class B and Class C shares, excluding all sales charges. Although all share classes underperformed the 2.57% return of the average Lipper(2) multisector income fund for 1999, all share classes outperformed the -0.82% return of the Lehman Brother's Aggregate Bond Index,(3) for the year.

Asset allocation decisions may have accounted for some of the Fund's underperformance. In an effort to maintain broad diversification by asset class, high-yield bonds, the best-performing market sector, never represented more than 43.44% of the Fund's total assets in 1999, while other funds may have had higher allocations to high-yield securities.

During the year, the individual sectors of the Fund all outperformed their respective benchmarks. The international bond portion of the Fund's portfolio returned -3.3%, but outperformed the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index(3) by 1.8%. The high-grade securities portion of the Fund's portfolio also outperformed the Lehman Brother's Aggregate Bond Index, which returned -0.82%. The high-yield securities portion of the Fund outpaced the 3.28% return of the First Boston High Yield Index(3) by a substantial margin. Despite strong performance in the high-yield portion of the Fund, our decision to underweight this sector and overweight international bonds early in the year detracted from performance. Our decision to maintain substantial weightings in domestic high-grade securities--at a time when rising interest rates negatively impacted returns--may also help explain the Fund's overall performance in 1999.

Below-average liquidity contributed to high-yield market volatility as interest rates escalated throughout the year and default rates rose to 5.5% for 1999. In

YEAR-BY-YEAR PERFORMANCE

                                             [BAR CHART]

                        YEAR END                                              TOTAL RETURN %
------------------------------------------------------------  -------------------------------------------
12/97                                                                            6.62 Class A
12/98                                                                            5.17 Class A
12/99                                                                            2.30 Class A
12/97                                                                            6.02 Class B and Class C
12/98                                                                            4.35 Class B and Class C
12/99                                                                            1.54 Class B and Class C

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 12/97 through 8/98. See footnote * on page 11 for more information on performance.

this environment, many managers shunned single-B issuers in favor of higher-quality BB securities,(1) while other managers were unable to dodge the abundant credit difficulties that plagued the market. We had conviction in the Fund's investment process and used market uncertainty to add to our favorite names at discounted prices. The Fund was rewarded when several of its telecom, cable, and media names went public or were acquired by stronger credits. In addition, the Fund's focus on strong asset coverage and free cash flow helped minimize the effect of poor performers within the high-yield portion of the Fund.

STRONG AND WEAK PERFORMERS

UIH Australia zero-coupon bonds had the greatest positive impact on performance during 1999. The Fund owned the bonds of this pay-television service and programming company in 1998 and increased its position during the second half of 1999, believing the company's asset value was improving and competition was waning. Our view was confirmed when the company's parent went public in July 1999. We continue to have a large position in these securities because we feel that the company will refinance the bonds when the issue begins to pay a cash coupon.

In the international portion of the Fund, emerging-market dollar bonds provided the highest returns. After the Russian crisis in August 1998 and the Brazilian real devaluation in January 1999, these assets became extremely cheap and the Fund maintained a 10% weighting in emerging-market debt for most of 1999.

In Europe, the introduction of the euro was not well received. Although we hedged part of the Fund's European currency exposure back into U.S. and

Canadian dollars, overall our European bond exposure detracted from the Fund's performance.

SIGNIFICANT PURCHASES AND SALES

During 1999, we found more value in existing high-yield positions than we did in new names. One such position was United Pan-Europe Communications (UPC), owned by United International Holdings (UIH) and UIH's most valuable asset. We traded the Fund's UIH position during the year for the UPC credit, which we believed provided a more attractive risk/reward profile.

Our decision to buy Japanese government bonds for the Fund was significant as these bonds outperformed other international markets in 1999. In emerging markets, we increased exposure to Brazil, Turkey, and Venezuela throughout the year, which contributed positively to the Fund's performance. In international corporate bonds, we bought Kimberly Clark de Mexico for the Fund in midyear. Although the bonds were not cheap on a spread basis to Mexican sovereign debt, the company's credit profile and part ownership by U.S. Kimberly Clark made it attractive and we believed its yield could move closer to that of U.S. Treasuries. At year-end we sold the bonds for an annualized total return of 22%.

The Fund also added to an existing position in ICG Communications, making it one of the Fund's larger telecommunications holdings. Although the company's traditional business is struggling, ICG has moved into dial-up Internet access, with customers including Microsoft Network and Qwest Communications. With continued demand for the company's Internet offering and over 80% of forecast additions already in backlog, we believe ICG's securities are likely to outperform the market in 2000.

We increased the Fund's position in Millicom International Cellular, a cellular network owner/operator in Europe, Asia, Latin America, and Africa. We were impressed with the company's rapidly growing subscriber base and telecommunication assets in Europe, which are more than sufficient to cover the Fund's bond investment. In light of global wireless consolidation, we believe these bonds will outperform in 2000 and will be retired when they begin to pay a cash coupon.

The domestic high-grade portion of the portfolio purchased and still owns Tenaska Georgia Partners, a project financing for a gas-fired power plant in Georgia. This position contributed positively to the Fund's performance.

The Fund's position in Marcus Cable, an owner and operator of cable systems, was purchased in a tender by the company following its acquisition by Vulcan Ventures, the investment arm of Paul Allen. We also sold the Fund's position in Tokai Bank when it reached our price target. We also sold the Fund's holdings in American Telecasting following the company's acquisition by Sprint.

MARKET CHALLENGES AND ASSET ALLOCATIONS

Entering 1999, we believed that the high-yield market was oversold due to weak technicals brought on by Russia's default and difficulties at a major hedge fund. In hindsight, wide spreads on high-yield securities were a signal that default rates would rise dramatically during the year. While this was not surprising, the magnitude was much greater than we anticipated, with defaults nearly tripling to 5.5% in 1999, according to Moody's statistics.

Credit difficulties were not limited to weak single-B credits or securities rated CCC.(4) Several issuers rated BB- or higher also faced debt-service problems, with several well-established companies among the market's worst performers, including Fruit of the Loom, Harnischfeger, Pillowtex, Rite Aid, and Fremont General. During the year, the Fund owned a small position in Harnischfeger.

The behavior of the euro was disappointing, as it tumbled nearly 15% versus the dollar despite Europe's large current-account surplus and strengthening economy. We expect this trend to reverse in 2000.

The MainStay Strategic Income Fund seeks to add value by diversifying across three major bond sectors--domestic high-grade, high-yield, and international bonds. In 1999, we slowly increased the high-yield portion of the Fund by adding to existing domestic positions and internationally by adding emerging-market sovereign dollar debt to the portfolio. At year-end 1999, the Fund held 43.44% of its total assets in high-yield securities, 27.25% in international bonds, and 29.31% in domestic high-grade securities.

LOOKING AHEAD

We are cautiously optimistic about the income markets in 2000. Central banks with the exception of Japan have embarked on monetary tightening, but we believe that at year-end, at least 100 basis points of tightening was already built into the major bond markets. The Fund remains overweighted in high-yield bonds and may increase its high-yield exposure to 50% of the Fund sometime in the first quarter.

With high-yield spreads offering nearly an 80% premium to Treasuries, we believe the market is undervalued and that spreads will tighten. Although we expect default rates to remain above their historical average, we believe they may decline during the year with positive implications for the high-yield market.

As always, the corporate earnings environment and the health of the economy will play a significant role in the returns available to income investors. Barring another jump in major commodities such as oil, we anticipate inflationary expectations to recede, allowing bonds to rally midyear. Whatever the global economy and markets may bring, the Fund will continue to seek to provide

-------
(4) According to Standard & Poor's, debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund investments, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

-------
* Dividends are declared only to four decimal places, which--with rounding--is not sufficient to reflect any differences among share classes.

Past performance is no guarantee of future results.

current income and competitive overall return by investing primarily in domestic and foreign debt securities.

Edward Munshower
Joseph Portera
Steven Tananbaum
Portfolio Managers
MacKay Shields LLC

   NONTAXABLE DISTRIBUTION

   The MainStay Strategic Income Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During the year ended December 31, 1999, dividends paid by the Fund slightly exceeded the net income earned. As a result, a small portion of the dividends paid in 1999 have been reclassified as a return of capital as shown in the table below. The return of capital to shareholders had no material impact on the Fund's performance or net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

                                                PERCENT OF TOTAL INCOME
     SHARE CLASS    RETURN OF CAPITAL AMOUNT*   DIVIDENDS PAID IN 1999
    --------------  -------------------------   -----------------------
    Class A shares    $0.0036 per share                  0.52%
    Class B shares    $0.0036 per share                  0.52%
    Class C shares    $0.0036 per share                  0.52%

   Whenever a Fund returns capital to you, the cost basis of your Fund holdings is reduced by the amount of the nontaxable distribution. Accurate cost-basis accounting is important in determining any capital gains or losses when shares are eventually sold. You should consult with your tax advisor for additional information on determining the cost basis of your mutual fund shares. This material is provided for informational purposes only. Shareholders should refer to their 1999 Form 1099-DIV for the total amount of their distributions that are taxable and nontaxable.

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                   1 YEAR         LIFE OF FUND THROUGH 12/31/99
    Class A                        2.30%                            4.96%
    Class B                        1.54%                            4.18%
    Class C                        1.54%                            4.18%

   FUND SEC RETURNS*

                                   1 YEAR         LIFE OF FUND THROUGH 12/31/99
    Class A                        -2.30%                           3.27%
    Class B                        -3.46%                           3.19%
    Class C                         0.54%                           4.18%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                          1 YEAR          LIFE OF FUND THROUGH 12/31/99
    Class A         57 out of 111 funds         20 out of 77 funds
    Class B         69 out of 111 funds         37 out of 77 funds
    Class C         69 out of 111 funds        65 out of 106 funds
    Average Lipper
    multisector
    income fund                   2.57%                      3.90%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

             NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A     $9.20       $0.6968      $0.0295
    Class B     $9.19       $0.6261      $0.0295
    Class C     $9.19       $0.6261      $0.0295

-------
  * Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Performance figures through 2/98 reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, but are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (2/28/97) up to 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads.

 (+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A and Class B shares were first offered to the public on 2/28/97, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 2/28/97 through 12/31/99. Lipper returns and rankings are unaudited.

MainStay Strategic Income Fund

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
LONG-TERM BONDS (91.5%)+
ASSET-BACKED SECURITIES (4.2%)

AIRLINES (0.3%)
America West Airlines, Inc.
 Pass-Through Certificates
 Series C
 6.86%, due 1/2/06..............  $        187,835   $   184,319
Northwest Airlines Corp.
 Pass-Through Certificates
 Series 1999-3 Class B
 9.485%, due 4/1/15.............            70,000        69,343
                                                     -----------
                                                         253,662
                                                     -----------
AIRPLANE LEASES (1.2%)
AerCo Ltd.
 Series 1X Class A1
 6.6525%, due 7/15/23 (d).......           150,000       149,823
Aircraft Finance Trust
 Series 1999-1A Class C
 8.00%, due 5/15/24 (c).........           180,000       160,412
Aircraft Lease Portfolio
 Securitization Ltd.
 Series 1996-1 Class CX
 7.85%, due 6/15/06 (d).........           279,431       273,842
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19 (e).........           408,590       366,154
                                                     -----------
                                                         950,231
                                                     -----------
AUTO LEASES (0.3%)
Premier Auto Trust
 Series 1999-1 Class A3
 5.69%, due 11/8/02.............           255,000       251,708
                                                     -----------

ELECTRIC POWER COMPANIES (0.8%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17 (c)..........           470,000       442,693
Boston Edison Co.
 Series 1999-1 Class A2
 6.45%, due 9/15/05.............           230,000       226,677
                                                     -----------
                                                         669,370
                                                     -----------
ENTERTAINMENT (0.1%)
United Artists Theatre Co.
 Pass-Through Certificates
 Series 95-A
 9.30%, due 7/1/15..............           107,371        76,867
                                                     -----------

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
EQUIPMENT LOANS (0.5%)
IKON Receivables L.L.C.
 Series 1999-1 Class A3
 5.99%, due 5/15/05.............  $        295,000   $   291,183
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02............           100,000        98,753
                                                     -----------
                                                         389,936
                                                     -----------
FINANCE (0.3%)
Green Tree Financial Corp.
 Series 1999-4 Class A4
 6.64%, due 5/1/31..............           220,000       216,858
                                                     -----------

LEISURE TIME (0.2%)
Harley-Davidson Eaglemark
 Motorcycle Trust
 Series 1999-1 Class A2
 5.52%, due 2/15/05.............           160,000       155,726
                                                     -----------

RESIDENTIAL MORTGAGE LOANS
 (0.2%)
Conseco Finance Corp.
 Series 1999-F Class A2
 6.72%, due 10/15/14............           150,000       148,788
                                                     -----------

TRANSPORTATION (0.3%)
Atlas Air, Inc.
 Pass-Through Certificates
 Series 1999-1 Class C
 8.77%, due 7/2/12..............           275,000       263,370
                                                     -----------
Total Asset-Backed Securities
 (Cost $3,516,527)..............                       3,376,516
                                                     -----------

CONVERTIBLE BONDS (1.2%)

CONGLOMERATES (0.1%)
Loxley Public Co. Ltd.
 3.50%, due 4/20/05 (e)(f)......           245,000        76,638
                                                     -----------

HEALTH CARE--DRUGS (0.1%)
Dura Pharmaceuticals, Inc.
 3.50%, due 7/15/02.............           100,000        81,000
                                                     -----------

MINING (0.5%)
Agnico-Eagle Mines Ltd.
 3.50%, due 1/27/04 (g).........           350,000       237,562
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (e)..........           285,000       183,825
                                                     -----------
                                                         421,387
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1999


                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
CONVERTIBLE BONDS (CONTINUED)

TECHNOLOGY (0.5%)
Cirrus Logic, Inc.
 6.00%, due 12/15/03............  $        480,000   $   403,800
                                                     -----------
Total Convertible Bonds
 (Cost $1,117,061)..............                         982,825
                                                     -----------
CORPORATE BONDS (31.9%)

AIRLINES (0.2%)
Delta Airlines, Inc.
 8.30%, due 12/15/29 (c)........           180,000       174,528
                                                     -----------

AUTO PARTS & EQUIPMENT (0.4%)
Delphi Automotive Systems Corp.
 7.125%, due 5/1/29.............           150,000       132,727
Gentek, Inc.
 11.00%, due 8/1/09 (c).........           165,000       171,600
                                                     -----------
                                                         304,327
                                                     -----------

AUTOMOBILES (0.2%)
DaimlerChrysler North America
 Holding Corp.
 7.20%, due 9/1/09..............            90,000        88,446
Ford Motor Co.
 7.45%, due 7/16/31.............            55,000        53,044
                                                     -----------
                                                         141,490
                                                     -----------

BANKS (0.8%)
B.F. Saul Real Estate Investment
 Trust
 Series B
 9.75%, due 4/1/08..............           255,000       233,006
Local Financial Corp.
 11.00%, due 9/8/04.............           410,000       426,400
                                                     -----------
                                                         659,406
                                                     -----------
BANKS--MONEY CENTER (0.2%)
Bank of America Corp.
 6.625%, due 6/15/04............           130,000       127,144
                                                     -----------
BROADCAST/MEDIA (1.6%)
CD Radio, Inc.
 (zero coupon), due 12/1/07
 15.00%, beginning 12/1/02......           250,000       141,250
 14.50%, due 5/15/09............           630,000       570,937
Comcast Corp.
 9.50%, due 1/15/08.............           230,000       236,900

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
BROADCAST/MEDIA (CONTINUED)
Liberty Media Group
 8.50%, due 7/15/29 (c).........  $        160,000   $   162,557
Young America Corp.
 Series B
 11.625%, due 2/15/06...........           260,000       200,200
                                                     -----------
                                                       1,311,844
                                                     -----------

BUILDING MATERIALS (0.3%)
Vulcan Materials Co.
 6.00%, due 4/1/09..............           250,000       224,952
                                                     -----------

BUILDINGS--MAINTENANCE & SERVICES (1.1%)
Building One Services Corp.
 10.50%, due 5/1/09.............           900,000       864,000
                                                     -----------

CABLE TV (2.2%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03......           245,000       154,350
Charter Communications Holdings
 L.L.C.
 8.625%, due 4/1/09.............           560,000       517,300
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01......         1,230,000     1,063,950
                                                     -----------
                                                       1,735,600
                                                     -----------
CASINOS (0.9%)
Penn National Gaming, Inc.
 10.625%, due 12/15/04..........           625,000       643,750
President Casinos, Inc.
 12.00%, due 9/15/01 (c)(h).....            47,000        47,000
 13.00%, due 9/15/01............            94,000        75,200
                                                     -----------
                                                         765,950
                                                     -----------
CELLULAR TELEPHONES (0.6%)
International Wireless
 Communications
 Holdings, Inc.
 (zero coupon), due 8/15/01
 (h)(i).........................           475,000        47,500
Nuevo Grupo Iusacell S.A.
 14.25%, due 12/1/06 (c)........           350,000       362,250
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03.......           195,000        78,000
                                                     -----------
                                                         487,750
                                                     -----------
CHEMICALS (0.4%)
Agriculture Minerals &
 Chemicals, Inc.
 10.75%, due 9/30/03............           175,000       122,500
Borden Chemicals & Plastics L.P.
 9.50%, due 5/1/05..............            90,000        83,700
Lyondell Chemical Co.
 10.875%, due 5/1/09............           110,000       113,300

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund


                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

CHEMICALS (CONTINUED)
Terra Industries, Inc.
 Series B
 10.50%, due 6/15/05............  $         50,000   $    35,000
                                                     -----------
                                                         354,500
                                                     -----------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS (0.2%)
EV International, Inc.
 Series A
 11.00%, due 3/15/07............           280,000       176,400
                                                     -----------
COMPUTERS & OFFICE EQUIPMENT (0.3%)
Sullivan Graphics, Inc.
 12.75%, due 8/1/05.............           230,000       242,075
                                                     -----------
CONSUMER FINANCE (0.3%)
Fremont General Corp.
 Series B
 7.70%, due 3/17/04.............           160,000       138,475
Household Finance Corp.
 6.50%, due 11/15/08............            75,000        69,368
                                                     -----------
                                                         207,843
                                                     -----------
COSMETICS/PERSONAL CARE (0.3%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08.............           260,000       250,900
                                                     -----------

ELECTRIC POWER COMPANIES (0.6%)
CMS Energy Corp. &
 Atlantic Methanol Capital Co.
 Series A-1
 10.875%, due 12/15/04 (c)......           500,000       500,000
                                                     -----------

ENGINEERING & CONSTRUCTION (0.4%)
Cathay International Ltd.
 13.50%, due 4/15/08 (c)........           420,000       211,050
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c)(f)......           205,000        97,375
                                                     -----------
                                                         308,425
                                                     -----------
ENTERTAINMENT (1.2%)
Alliance Entertainment Corp.
 Series B
 11.25%, due 7/15/05 (f)(i).....           160,000         1,600
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04...........           245,000       226,625
Joseph E. Seagram & Sons, Inc.
 5.79%, due 4/15/01.............           125,000       122,810
Marvel Enterprises, Inc.
 12.00%, due 6/15/09............           380,000       349,600
Turner Broadcasting System, Inc.
 8.375%, due 7/1/13.............           242,000       250,981
                                                     -----------
                                                         951,616
                                                     -----------

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
FINANCE (0.7%)
ASAT Finance L.L.C.
 12.50%, due 11/1/06 (c)(j).....  $            175   $   188,125
ContiFinancial Corp.
 7.50%, due 3/15/02.............            55,000         6,188
Ford Motor Credit Co.
 7.375%, due 10/28/09...........           250,000       247,103
Ocwen Asset Investment Corp.
 11.50%, due 7/1/05.............           195,000       163,800
                                                     -----------
                                                         605,216
                                                     -----------
FINANCIAL--MISCELLANEOUS (0.4%)
Morgan Stanley Dean Witter & Co.
 7.125%, due 1/15/03............           300,000       299,781
                                                     -----------

FOOD, BEVERAGES & TOBACCO (0.2%)
Standard Commercial Corp.
 8.875%, due 8/1/05.............           225,000       176,062
                                                     -----------

HEALTH CARE (2.9%)
Abbey Healthcare Group, Inc.
 9.50%, due 11/1/02.............           205,000       201,156
Alaris Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03......           255,000       104,869
Biovail Corporation
 International
 10.875%, due 11/15/05..........           150,000       157,687
Genesis Health Ventures, Inc.
 9.75%, due 6/15/05.............            95,000        38,950
Harborside Healthcare Corp.
 (zero coupon), due 8/1/08
 11.00%, beginning 8/1/03.......           310,000        91,450
Medaphis Corp.
 Series B
 9.50%, due 2/15/05.............           545,000       430,550
MedPartners, Inc.
 6.875%, due 9/1/00.............            85,000        81,600
 7.375%, due 10/1/06............           160,000       132,800
MultiCare Companies, Inc. (The)
 9.00%, due 8/1/07..............           280,000        56,000
Quest Diagnostics, Inc.
 10.75%, due 12/15/06...........           355,000       372,750
Team Health, Inc.
 12.00%, due 3/15/09 (c)........           370,000       364,450
Unilab Corp.
 12.75%, due 10/1/09 (c)........           320,000       331,200
                                                     -----------
                                                       2,363,462
                                                     -----------
HEALTH CARE--HOSPITAL MANAGEMENT (0.2%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95............           225,000       164,837
                                                     -----------

HEALTH CARE--MEDICAL PRODUCTS (0.2%)
DJ Orthopedics L.L.C.
 12.625%, due 6/15/09...........           160,000       156,800
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

HOMEBUILDING (0.3%)
Amatek Industries Pty Ltd.
 14.50%, due 2/15/09 (k)........  $        236,103   $   234,922
                                                     -----------
HOTEL/MOTEL (0.7%)
FelCor Suites, L.P.
 7.625%, due 10/1/07............           225,000       195,520
Florida Panthers Holdings, Inc.
 9.875%, due 4/15/09............           360,000       349,200
                                                     -----------
                                                         544,720
                                                     -----------

INDUSTRIAL (1.0%)
Cellco Finance N.V.
 12.75%, due 8/1/05 (c).........           500,000       518,125
Morris Materials Handling, Inc.
 9.50%, due 4/1/08..............           260,000        80,600
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03.......           500,000       228,750
                                                     -----------
                                                         827,475
                                                     -----------
INSURANCE--LIFE (0.2%)
Conseco, Inc.
 6.40%, due 6/15/11.............           210,000       205,357
                                                     -----------

INVESTMENT BANK/BROKERAGE (0.9%)
Donaldson, Lufkin & Jenrette,
 Inc.
 6.50%, due 6/1/08..............           175,000       160,925
Goldman Sachs Group, Inc.
 Series MTNA
 6.6038%, due 1/8/01 (c)(d).....           125,000       125,475
LaBranche & Co., Inc.
 9.50%, due 8/15/04 (c).........           360,000       349,200
Lehman Brothers Holdings, Inc.
 6.625%, due 2/5/06.............            70,000        66,224
                                                     -----------
                                                         701,824
                                                     -----------
LEISURE TIME (0.2%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07...........           165,000       160,050
                                                     -----------

MACHINERY--DIVERSIFIED (0.2%)
Generac Portable Products L.L.C.
 11.25%, due 7/1/06.............           170,000       173,400
                                                     -----------

MANUFACTURING--MISCELLANEOUS (0.4%)
Desa International, Inc.
 9.875%, due 12/15/07...........           495,000       361,350
                                                     -----------

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------

MINING (0.2%)
Great Central Mines Ltd.
 8.875%, due 4/1/08.............  $        145,000   $   133,762
                                                     -----------

OIL & GAS--DOMESTIC (0.4%)
Queens Sand Resources, Inc.
 12.50%, due 7/1/08.............           590,000       312,700
                                                     -----------

OIL & GAS--EQUIPMENT & SERVICES (0.2%)
Michael Petroleum Corp.
 Series B
 11.50%, due 4/1/05 (f)(i)......           335,000       155,775
                                                     -----------

OIL & GAS--EXPLORATION & PRODUCTION (0.9%)
Contour Energy Co.
 14.00%, due 4/15/03............           423,000       414,540
Petro Stopping Centers Holdings
 L.P.
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04
 (c)(l).........................               335       167,500
Vastar Resources, Inc.
 6.50%, due 4/1/09..............           135,000       125,485
                                                     -----------
                                                         707,525
                                                     -----------
OIL--INTEGRATED DOMESTIC (0.5%)
Amerada Hess Corp.
 7.875%, due 10/1/29............           410,000       400,369
                                                     -----------

PAPER & FOREST PRODUCTS (0.2%)
Georgia-Pacific Corp.
 7.75%, due 11/15/29............           145,000       138,469
                                                     -----------

PUBLISHING (0.1%)
General Media, Inc.
 10.625%, due 12/31/00..........            65,000        55,250
                                                     -----------

REAL ESTATE (1.4%)
CB Richard Ellis Services, Inc.
 8.875%, due 6/1/06.............           200,000       178,000
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07.............           630,000       521,001
Hospitality Properties Trust
 7.00%, due 3/1/08..............           225,000       192,603
LNR Property Corp.
 Series B
 9.375%, due 3/15/08............           230,000       216,200
                                                     -----------
                                                       1,107,804
                                                     -----------
RESTAURANTS (1.0%)
Advantica Restaurant Group, Inc.
 11.25%, due 1/15/08............           640,000       473,600
FRI-MRD Corp.
 15.00%, due 1/24/02 (c)(h).....           320,000       318,400
                                                     -----------
                                                         792,000
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund


                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

RETAIL (0.7%)
G&G Retail, Inc.
 11.00%, due 5/15/06............  $        350,000   $   297,938
United Auto Group, Inc.
 Series B
 11.00%, due 7/15/07............           260,000       244,400
                                                     -----------
                                                         542,338
                                                     -----------
RETAIL STORES--GENERAL MERCHANDISE (0.1%)
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09............           110,000       107,158
                                                     -----------

SPECIALIZED SERVICES (0.4%)
Weight Watchers International,
 Inc.
 13.00%, due 10/1/09 (c)........           235,000       237,644
WPP Finance (USA) Corp.
 6.625%, due 7/15/05............           135,000       125,780
                                                     -----------
                                                         363,424
                                                     -----------
STEEL, ALUMINUM & OTHER METALS (0.1%)
UCAR Global Enterprises, Inc.
 Series B
 12.00%, due 1/15/05............            90,000        94,050
                                                     -----------

TECHNOLOGY (0.1%)
Electronic Retailing Systems
 International, Inc.
 (zero coupon), due 2/1/04
 13.25%, beginning 2/1/00.......           235,000        51,700
                                                     -----------
TELECOMMUNICATION SERVICES (3.9%)
Arch Communications, Inc.
 13.75%, due 4/15/08............           180,000       146,025
Global TeleSystems Group, Inc.
 11.00%, due 12/1/09 (c)........    E      325,000       328,222
HighwayMaster Communications,
 Inc.
 Series B
 13.75%, due 9/15/05............  $        525,000       236,250
ICG Services, Inc.
 (zero coupon), due 5/1/08
 9.875%, beginning 5/1/03.......           230,000       119,025
 (zero coupon), due 2/15/08
 10.00%, beginning 2/15/03......           540,000       291,600
ICO Global Communications
 Holdings Ltd.
 15.00%, due 8/1/05 (f)(i)(m)...               100        47,000

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
TELECOMMUNICATION SERVICES (CONTINUED)
NTL, Inc.
 Series A
 (zero coupon), due 4/15/05
 12.75%, beginning 4/15/00......  $        660,000   $   663,300
 9.875%, due 11/15/09 (c).......    E      245,000       246,815
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02......  $        580,000       281,300
PageMart Nationwide, Inc.
 (zero coupon), due 2/1/05
 15.00%, beginning 2/1/00.......           180,000       162,000
RCN Corp.
 (zero coupon), due 10/15/07
 11.125%, beginning 10/15/02....           470,000       330,175
 10.125%, due 1/15/10...........            90,000        89,550
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07...........           180,000       172,800
Telehub Communications Corp.
 (zero coupon), due 7/31/05
 13.875%, beginning 7/31/01.....           310,000        31,000
                                                     -----------
                                                       3,145,062
                                                     -----------
TELECOMMUNICATIONS--LONG DISTANCE (0.7%)
Price Communications Wireless,
 Inc.
 Series B
 9.125%, due 12/15/06...........           305,000       308,813
Sprint Capital Corp.
 6.875%, due 11/15/28...........           265,000       236,181
                                                     -----------
                                                         544,994
                                                     -----------
TRANSPORTATION (0.1%)
Equimar Shipholdings Ltd.
 9.875%, due 7/1/07.............            95,000        59,850
                                                     -----------

UTILITIES (0.1%)
Tenaska Georgia Partners L.P.
 9.50%, due 2/1/30 (c)..........           100,000       100,504
                                                     -----------

UTILITY--GAS (0.1%)
Navigator Gas Transport, PLC
 10.50%, due 6/30/07 (c)........           130,000        59,800
                                                     -----------
Total Corporate Bonds
 (Cost $27,340,139).............                      25,636,540
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
FOREIGN BONDS (26.8%)

AUSTRALIA (0.5%)
Australian Government
 Series 302
 9.75%, due 3/15/02.............    A$     350,000   $   245,228
Federal National Mortgage
 Association Series EMTN
 6.375%, due 8/15/07............           300,000       185,835
                                                     -----------
                                                         431,063
                                                     -----------
CANADA (1.5%)
Canadian Government
 Series WH31
 6.00%, due 6/1/08..............    C$     719,000       490,711
 Series VR22
 7.50%, due 3/1/01..............           778,000       548,122
 Series VW17
 8.00%, due 6/1/27..............           176,000       149,105
                                                     -----------
                                                       1,187,938
                                                     -----------
DENMARK (0.3%)
Kingdom of Denmark
 7.00%, due 12/15/04............    DK   1,592,000       229,953
                                                     -----------
FINLAND (0.8%)
Finnish Government
 Series RG
 10.00%, due 9/15/01............    E      614,000       672,341
                                                     -----------

FRANCE (1.2%)
France Obligations Assimilables
 du Tresor
 4.00%, due 4/25/09.............         1,118,000       998,525
                                                     -----------

GERMANY (6.3%)
Bundes Republic Deutschland
 Series 98
 5.25%, due 1/4/08..............           566,000       564,746
 5.625%, due 1/4/28.............           507,000       484,075
 Series 96
 6.00%, due 1/5/06..............         1,129,000     1,186,366
Bundesobligation
 Series 123
 4.50%, due 5/17/02 (n).........         1,076,275     1,081,766
 Series 127
 4.50%, due 5/19/03.............         1,721,000     1,718,223
                                                     -----------
                                                       5,035,176
                                                     -----------
ITALY (2.4%)
Buoni Poliennali del Tesoro
 5.00%, due 5/1/08..............           470,000       456,003
 6.50%, due 11/1/27.............           424,000       443,929
 8.25%, due 7/1/01..............           658,000       694,864
 8.50%, due 1/1/04..............           332,000       366,075
                                                     -----------
                                                       1,960,871
                                                     -----------

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
JAPAN (6.5%)
Japanese Government
 Series 206
 1.50%, due 9/22/08.............    Y   50,800,000   $   493,422
 Series 210
 1.90%, due 3/20/09.............        29,700,000       297,661
 Series 43
 2.90%, due 9/20/19.............        33,000,000       350,805
 Series 182
 3.00%, due 9/20/05.............        39,200,000       418,985
 Series 174
 4.60%, due 9/20/04.............       150,000,000     1,712,701
 Series 145
 5.50%, due 3/20/02.............       181,100,000     1,969,973
                                                     -----------
                                                       5,243,547
                                                     -----------
NETHERLANDS (1.0%)
Netherlands Government
 3.75%, due 7/15/09.............    E      917,000       803,378
                                                     -----------

SPAIN (1.4%)
Bonos Y Obligacion del Estado
 4.50%, due 7/30/04.............           705,000       693,333
 5.15%, due 7/30/09.............           428,000       417,383
                                                     -----------
                                                       1,110,716
                                                     -----------
SWEDEN (0.3%)
Swedish Government
 Series 1040
 6.50%, due 5/5/08..............    SK   1,800,000       221,234
                                                     -----------

UNITED KINGDOM (2.2%)
Federal National Mortgage
 Association
 Series EMTN
 6.875%, due 6/7/02.............    L      465,000       749,744
Regional Independent Media Group
 (zero coupon), due 7/1/08
 12.875%, beginning 7/1/03......           330,000       359,858
United Kingdom Treasury Bond
 8.00%, due 12/7/15.............           310,000       664,757
                                                     -----------
                                                       1,774,359
                                                     -----------
UNITED STATES (2.4%)
Conproca S.A.
 12.00%, due 6/16/10 (c)........    $      163,000       163,815
Innova S de R.L.
 12.875%, due 4/1/07 (g)........           130,000       116,350
Republic of Argentina
 Series FRB
 6.8125%, due 3/31/05 (d).......           176,000       160,160
Republic of Brazil
 10.125%, due 5/15/27...........           275,000       236,500
 11.625%, due 4/15/04...........           615,000       614,078
Republic of Turkey
 12.375%, due 6/15/09...........           250,000       268,125

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund


                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
FOREIGN BONDS (CONTINUED)

UNITED STATES (CONTINUED)
Republic of Venezuela
 9.25%, due 9/15/27.............  $        293,000   $   194,845
Telefonos de Mexico S.A.
 4.25%, due 6/15/04 (g)(o)......           100,000       130,375
                                                     -----------
                                                       1,884,248
                                                     -----------
Total Foreign Bonds
 (Cost $22,907,801).............                      21,553,349
                                                     -----------

LOAN ASSIGNMENTS & PARTICIPATIONS (1.1%)

ENTERTAINMENT (0.2%)
United Artists Theatre Co.
 Bank debt, Term Loan B
 10.3093%, due 4/21/06
 (d)(h)(p)......................            73,651        54,318
 Bank debt, Term Loan C
 10.3702%, due 4/21/07
 (d)(h)(p)......................           109,962        81,097
                                                     -----------
                                                         135,415
                                                     -----------
TELECOMMUNICATION SERVICES (0.9%)
Orius Corp.
 Bridge Loan
 13.00%, due 12/15/00 (d)(h)....           720,000       720,000
                                                     -----------
Total Loan Assignments &
 Participations
 (Cost $858,349)................                         855,415
                                                     -----------

MORTGAGE-BACKED SECURITIES (3.4%)

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (3.4%)
Asset Securitization Corp.
 Series 1997-MD7 Class A1B
 7.41%, due 1/13/30.............           195,000       188,957
Commercial Mortgage Asset Trust
 Series 1999-C2 Class A2
 7.546%, due 11/17/32...........           155,000       153,616
CS First Boston Mortgage
 Securities Corp.
 Series 1999-C1 Class A2
 7.29%, due 9/15/41.............           205,000       201,413
GMAC Commercial
 Mortgage Securities, Inc.
 Series 1996-C1 Class A2A
 6.79%, due 10/15/28............           122,143       121,152
 Series 1998-C2 Class A2
 6.42%, due 5/15/35.............           155,000       144,564
GS Mortgage Securities Corp. II
 Series 1997-GL Class A2B
 6.86%, due 7/13/30.............           135,000       133,092

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Lehman Large Loan
 Series 1997-LLI Class A1
 6.79%, due 6/12/04.............  $        151,864   $   150,350
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1998-C2 Class A1
 6.22%, due 2/15/30.............           121,781       117,696
 Series 1995-C2 Class A1
 7.0793%, due 6/15/21 (d).......           554,237       551,810
 Series 1999-C1 Class A2
 7.56%, due 11/15/31............           140,000       139,546
Nationslink Funding Corp.
 Series 1999-2 Class A2C
 7.229%, due 6/20/31............           140,000       137,190
PNC Mortgage Acceptance Corp.
 Series 1999-CM1 Class A1B
 7.33%, due 12/10/32............           230,000       226,518
Salomon Brothers
 Mortgage Securities VII
 Series 1997-TZH Class A1
 7.15%, due 3/25/25.............           210,079       208,089
SASCO Floating Rate Commercial
 Mortgage Trust
 Series 1999-C3 Class A
 6.8613%, due 10/21/13 (c)(d)...           224,060       224,060
                                                     -----------
                                                       2,698,053
                                                     -----------
Total Mortgage-Backed Securities
 (Cost $2,746,170)..............                       2,698,053
                                                     -----------

U.S. GOVERNMENT & FEDERAL AGENCIES (16.5%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.8%)
 5.125%, due 2/13/04............         1,565,000     1,470,740
                                                     -----------

FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE PASS-
 THROUGH SECURITIES) (5.5%)
 6.50%, due 5/1/13-4/1/29.......         2,594,304     2,458,435
 7.00%, due 12/1/12.............           627,985       621,115
 7.50%, due 10/1/29.............         1,364,925     1,349,992
                                                     -----------
                                                       4,429,542
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION II (MORTGAGE PASS-
 THROUGH SECURITIES) (2.0%)
 7.00%, due 9/15/28.............           935,211       903,358
 7.50%, due 12/15/23-11/25/28...           738,612       731,012
                                                     -----------
                                                       1,634,370
                                                     -----------

UNITED STATES TREASURY BONDS (2.5%)
 6.125%, due 8/15/29 (n)........         2,120,000     2,020,954
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

UNITED STATES TREASURY NOTES (4.7%)
 5.875%, due 11/30/01...........  $      3,615,000   $ 3,591,828
 5.875%, due 11/15/04...........            20,000        19,609
 6.00%, due 8/15/09.............            70,000        67,813
 7.00%, due 7/15/06.............            45,000        46,080
                                                     -----------
                                                       3,725,330
                                                     -----------
Total U.S. Government & Federal
 Agencies
 (Cost $13,680,499).............                      13,280,936
                                                     -----------
YANKEE BONDS (6.4%)

BANKS (0.1%)
Barclays Bank, PLC
 7.40%, due 12/15/09............           105,000       103,245
                                                     -----------

BROADCAST/MEDIA (0.1%)
Central European Media
 Enterprises Ltd.
 9.375%, due 8/15/04............           150,000        63,000
                                                     -----------

CABLE TV (0.4%)
Rogers Cablesystems Ltd.
 10.00%, due 12/1/07............           305,000       325,206
                                                     -----------
CELLULAR TELEPHONES (0.9%)
Millicom International Cellular,
 S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01.......           895,000       738,375
                                                     -----------

CHEMICALS (0.6%)
Octel Developments, PLC
 10.00%, due 5/1/06.............           490,000       485,100
                                                     -----------
COMPUTERS & OFFICE EQUIPMENT (0.0%) (b)
International Semi-Technology
 Microelectronics, Inc.
 (zero coupon), due 8/15/03
 11.50%, beginning 8/15/00
 (i)............................           415,000         4,150
                                                     -----------

MINING (0.1%)
Echo Bay Mines Ltd.
 12.00%, due 4/1/27.............           115,000        69,000
                                                     -----------

RESIDENTIAL MORTGAGE LOANS (0.4%)
Abbey National, PLC
 7.95%, due 10/26/29............           275,000       274,544
                                                     -----------

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------

STEEL, ALUMINUM & OTHER METALS (0.5%)
Ivaco, Inc.
 11.50%, due 9/15/05............  $        390,000   $   422,175
                                                     -----------

TELECOMMUNICATION SERVICES (2.2%)
Call-Net Enterprises, Inc.
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04......           535,000       263,488
 9.375%, due 5/15/09............           220,000       180,950
United Pan-Europe Communications
 N.V.
 Series B
 10.875%, due 8/1/09............         1,300,000     1,326,000
                                                     -----------
                                                       1,770,438
                                                     -----------
TRANSPORTATION (1.1%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06 (f)........           275,000        79,750
Pacific & Atlantic (Holdings)
 Inc.
 11.50%, due 5/30/08 (f)........           825,000       313,500
Sea Containers Ltd.
 10.75%, due 10/15/06...........           270,000       270,000
Stena Line AB
 10.50%, due 12/15/05...........           190,000       172,900
                                                     -----------
                                                         836,150
                                                     -----------
Total Yankee Bonds
 (Cost $5,339,305)..............                       5,091,383
                                                     -----------

Total Long-Term Bonds
 (Cost $77,505,851).............                      73,475,017
                                                     -----------
                                       SHARES
                                  ----------------
COMMON STOCKS (0.2%)
FINANCE (0.1%)
AMC Financial, Inc. (a).........            22,040        98,739
                                                     -----------

FOOD, BEVERAGES & TOBACCO (0.1%)
Buenos Aires Embotelladora
 Sociedad Anonima
 Class B (s)....................            12,550        56,480
                                                     -----------

HEALTH CARE (0.0%) (b)
General Healthcare Group Ltd.
 (a)(q).........................                25         1,209
                                                     -----------

TRANSPORTATION (0.0%) (b)
Eumenides Ltd. (a)..............               200             2
                                                     -----------

Total Common Stock
 (Cost $420,866)................                         156,430
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund


                                       SHARES           VALUE
----------------------------------------------------------------
PREFERRED STOCKS (1.6%)

FINANCIAL SERVICES (0.5%)
North Atlantic Trading Co.
 12.00% (r).....................            19,773   $   341,092
                                                     -----------

OIL & GAS--EQUIPMENT & SERVICES (0.4%)
R&B Falcon Corp.
 13.875% (r)....................               312       328,706
                                                     -----------
TECHNOLOGY (0.0%) (b)
Metawave Communications Corp.
 Series D (a)(c)(h)(t)..........             3,317        18,409
                                                     -----------

TELECOMMUNICATION SERVICES (0.7%)
ICG Holdings, Inc.
 14.25% (r).....................               220       210,937
Nextel Communications, Inc.
 >13.00%, Series D (r)..........               323       346,102
                                                     -----------
                                                         557,039
                                                     -----------
Total Preferred Stocks
 (Cost $1,215,979)..............                       1,245,246
                                                     -----------

WARRANTS (0.3%)

BROADCAST/MEDIA (0.2%)
CD Radio, Inc.
 expire 5/15/09 (a)(c)..........             1,890       153,562
                                                     -----------

FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Colorado Prime Corp.
 expire 12/31/03 (a)(c).........               150             2
                                                     -----------

HOMEBUILDING (0.0%) (b)
Amatek Industries Pty Ltd.
 Common Rights (a)..............               152            84
 Preferred Rights (a)...........            36,189        19,904
                                                     -----------
                                                          19,988
                                                     -----------
OIL & GAS--EQUIPMENT & SERVICES (0.1%)
R&B Falcon Corp.
 expire 5/1/09 (a)(c)...........               290        81,200
                                                     -----------

                                       SHARES           VALUE
----------------------------------------------------------------

RETAIL (0.0%) (b)
G&G Retail, Inc.
 expire 5/15/06 (a)(c)..........               350   $       525
                                                     -----------

TELECOMMUNICATION SERVICES (0.0%) (b)
Telehub Communications Corp.
 expire 7/31/05 (a)(c)..........               310             3
                                                     -----------

Total Warrants
 (Cost $120,026)................                         255,280
                                                     -----------
                                      NOTIONAL
                                       AMOUNT
                                  ----------------
PURCHASED OPTION (0.0%) (b)

UNITED STATES (0.0%) (b)
Australian Dollar Call/U.S.
 Dollar Put
 Strike price A$0.645 expire
 5/17/00 (a)....................         1,750,000        52,780
                                                     -----------

Total Purchased Option
 (Cost $34,615).................                          52,780
                                                     -----------
                                       PRINCIPAL
                                         AMOUNT
                                  ----------------
SHORT-TERM INVESTMENTS (4.4%)

COMMERCIAL PAPER (4.0%)
Associates Corp.
 4.00%, due 1/3/00..............  $        775,000       774,828
Ford Motor Credit Co.
 5.65%, due 1/10/00.............         1,000,000       998,875
Merrill Lynch & Co., Inc.
 6.02% due 1/28/00..............         1,445,000     1,438,451
                                                     -----------
Total Commercial Paper
 (Cost $3,212,153)..............                       3,212,154
                                                     -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                     PRINCIPAL
                                       AMOUNT           VALUE
----------------------------------------------------------------
SHORT-TERM LOAN ASSIGNMENT (0.4%)

TEXTILES--APPAREL MANUFACTURERS (0.4%)
Synthetic Industries, Inc.
 Bridge Loan
 13.00%, due 12/14/00 (d)(h)....  $        355,000   $   351,450
                                                     -----------
Total Loan Assignment
 (Cost $349,831)................                         351,450
                                                     -----------
Total Short-Term Investments
 (Cost $3,561,984)..............                       3,563,604
                                                     -----------
Total Investments
 (Cost $82,859,321) (u).........              98.0%   78,748,357(v)
Cash and Other Assets,
 Less Liabilities...............               2.0     1,586,094
                                             -----   -----------
Net Assets......................             100.0%  $80,334,451
                                             =====   ===========
                                      NOTIONAL
                                       AMOUNT
                                  ----------------
WRITTEN CALL OPTIONS (-0.0%) (b)

UNITED STATES (-0.0%) (b)
Australian Dollar Call/U.S.
 Dollar Put
 Strike price A$0.675 expire
 5/17/00 (a)....................        (1,750,000)  $   (18,174)
U.S. Dollar Call/Australian
 Dollar Put
 Strike price A$0.61 expire
 5/17/00 (a)....................        (1,750,000)       (6,320)
                                                     -----------

Total Written Call Options
 (Proceeds $25,515).............                     $   (24,494)
                                                     ===========

-------

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Floating rate. Rate shown is the rate in effect at December
     31, 1999.
(e) Eurobond--bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(f)  Issue in default.
(g)  Yankee bond.
(h)  Restricted security.
(i)  Issuer in bankruptcy.
(j) 175 Units--each unit reflects $1,000 principal amount of 12.50% Senior Notes plus 1 warrant to acquire 2.3944 shares of common stock of ASAT Holding Corp. at $18.60 per share at a future date.
(k) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(l) 335 Units--each unit reflects $1,000 principal amount of (zero coupon), due 8/1/08, 15.00%, beginning 8/1/04 Senior
     Discounted Notes plus 1 warrant to acquire 1 share of common stock at an average price of $156.11 per share at a future date.
(m) 100 Units--each unit reflects $1,000 principal amount of 15.00% Senior Notes plus 1 warrant to acquire 19.85 shares of common stock at $13.20 per share at a future date.
(n) Segregated as collateral for foreign currency forward contracts.
(o)  Convertible bond.
(p)  Multiple tranche facilities.
(q)  British security.
(r) PIK ("Payment in Kind")--dividend payment is made with additional securities.
(s)  Argentinean security.
(t)  Illiquid security.
(u)  The cost for Federal income tax purposes is $82,884,530.
(v)  At December 31, 1999, net unrealized depreciation was
     $4,136,173, based on cost for Federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,191,107 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,327,280.
(w)  The following abbreviations are used in the above portfolio:

     A$  --Australian Dollar
     C$  --Canadian Dollar
     DK  --Danish Krone
     E   --Euro
     Y   --Japanese Yen
     L   --Pound Sterling
     SK  --Swedish Krona
     $   --U.S. Dollar

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $82,859,321)..............................................       $78,748,357
Cash........................................................           194,782
Cash denominated in foreign currencies (identified cost
  $55,148)..................................................            54,879
Receivables:
  Dividends and interest....................................         1,486,999
  Fund shares sold..........................................           123,314
  Investment securities sold................................             1,209
Unrealized appreciation on foreign currency forward
  contracts.................................................           168,269
Unamortized organization expense............................            90,081
                                                                   -----------
        Total assets........................................        80,867,890
                                                                   -----------
LIABILITIES:
Written call options, at value (premiums received
  $25,515)..................................................            24,494
Payables:
  Investment securities purchased...........................           197,656
  Fund shares redeemed......................................            77,199
  NYLIFE Distributors.......................................            56,204
  MainStay Management.......................................            43,956
  Transfer agent............................................            13,816
  Custodian.................................................            13,089
  Trustees..................................................               648
Accrued expenses............................................            49,037
Unrealized depreciation on foreign currency forward
  contracts.................................................            57,340
                                                                   -----------
        Total liabilities...................................           533,439
                                                                   -----------
Net assets..................................................       $80,334,451
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    21,656
  Class B...................................................            64,915
  Class C...................................................               836
Additional paid-in capital..................................        87,146,079
Accumulated distribution in excess of net investment
  income....................................................          (288,086)
Accumulated net realized loss on investments................        (2,600,588)
Net unrealized depreciation on investments and written call
  options...................................................        (4,109,943)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................            99,582
                                                                   -----------
Net assets..................................................       $80,334,451
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $19,921,889
                                                                   ===========
Shares of beneficial interest outstanding...................         2,165,620
                                                                   ===========
Net asset value per share outstanding.......................       $      9.20
Maximum sales charge (4.50% of offering price)..............              0.43
                                                                   -----------
Maximum offering price per share outstanding................       $      9.63
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $59,644,518
                                                                   ===========
Shares of beneficial interest outstanding...................         6,491,489
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.19
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   768,044
                                                                   ===========
Shares of beneficial interest outstanding...................            83,593
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.19
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   282,985
  Interest..................................................    6,759,744
                                                              -----------
    Total income............................................    7,042,729
                                                              -----------
Expenses:
  Management................................................      508,416
  Distribution--Class B.....................................      469,918
  Distribution--Class C.....................................        5,475
  Transfer agent............................................      162,301
  Service--Class A..........................................       53,376
  Service--Class B..........................................      156,639
  Service--Class C..........................................        1,825
  Custodian.................................................       48,118
  Amortization of organization expense......................       41,676
  Professional..............................................       40,909
  Shareholder communication.................................       34,611
  Recordkeeping.............................................       31,577
  Registration..............................................       27,085
  Trustees..................................................        2,526
  Miscellaneous.............................................       28,679
                                                              -----------
    Total expenses..........................................    1,613,131
                                                              -----------
Net investment income.......................................    5,429,598
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................   (2,419,086)
  Option transactions.......................................       (2,035)
  Foreign currency transactions.............................       (7,135)
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (2,428,256)
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   (1,644,795)
  Written call option transactions..........................        1,021
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......       43,604
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (1,600,170)
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (4,028,426)
                                                              -----------
Net increase in net assets resulting from operations........  $ 1,401,172
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  1999           1998
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 5,429,598    $  4,237,985
  Net realized gain (loss) on investments and foreign
    currency transactions...................................   (2,428,256)        896,469
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........   (1,600,170)     (1,831,934)
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    1,401,172       3,302,520
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................   (1,474,306)     (1,361,694)
    Class B.................................................   (3,890,931)     (3,579,831)
    Class C.................................................      (53,613)           (213)
  From net realized gain on investments:
    Class A.................................................      (62,986)             --
    Class B.................................................     (190,675)             --
    Class C.................................................       (4,445)             --
  In excess of net investment income:
    Class A.................................................      (78,380)        (27,470)
    Class B.................................................     (206,856)        (72,218)
    Class C.................................................       (2,850)             (4)
  Return of capital:
    Class A.................................................       (8,263)             --
    Class B.................................................      (21,808)             --
    Class C.................................................         (301)             --
                                                              ------------   ------------
      Total dividends and distributions to shareholders.....   (5,995,414)     (5,041,430)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    7,709,221       8,072,354
    Class B.................................................   11,871,088      35,572,822
    Class C.................................................   16,212,542          90,944
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................    1,238,997       1,057,437
    Class B.................................................    3,322,612       2,923,414
    Class C.................................................       49,153             216
                                                              ------------   ------------
                                                               40,403,613      47,717,187
  Cost of shares redeemed:
    Class A.................................................   (9,468,036)     (6,068,979)
    Class B.................................................  (18,455,175)    (14,736,037)
    Class C.................................................  (15,519,130)             --
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (3,038,728)     26,912,171
                                                              ------------   ------------
      Net increase (decrease) in net assets.................   (7,632,970)     25,173,261
NET ASSETS:
Beginning of year...........................................   87,967,421      62,794,160
                                                              ------------   ------------
End of year.................................................  $80,334,451    $ 87,967,421
                                                              ============   ============
Accumulated distribution in excess of net investment income
  at end of year............................................  $  (288,086)   $    (99,692)
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                                  ------------------------------------------------
                                                                                                      February 28*
                                                                   Year ended        Year ended         through
                                                                  December 31,      December 31,      December 31,
                                                                      1999              1998              1997
                                                                  ------------      ------------      ------------
Net asset value at beginning of period......................        $  9.71           $  9.91           $ 10.00
                                                                    -------           -------           -------
Net investment income.......................................           0.67              0.60              0.54
Net realized and unrealized gain (loss) on investments......          (0.45)            (0.09)             0.07
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................           0.00(b)          (0.01)             0.05
                                                                    -------           -------           -------
Total from investment operations............................           0.22              0.50              0.66
                                                                    -------           -------           -------
Less dividends and distributions:
  From net investment income................................          (0.66)            (0.69)            (0.54)
  From net realized gain on investments.....................          (0.03)               --             (0.21)
  In excess of net investment income........................          (0.04)            (0.01)               --
  Return of capital.........................................          (0.00)(b)            --                --
                                                                    -------           -------           -------
Total dividends and distributions...........................          (0.73)            (0.70)            (0.75)
                                                                    -------           -------           -------
Net asset value at end of period............................        $  9.20           $  9.71           $  9.91
                                                                    =======           =======           =======
Total investment return(a)..................................           2.30%             5.17%             6.62%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................           6.97%             6.14%             6.46%+
    Net expenses............................................           1.34%             1.38%             1.15%+
    Expenses (before reimbursement).........................           1.34%             1.42%             1.49%+
Portfolio turnover rate.....................................            244%              325%              323%
Net assets at end of period (in 000's)......................        $19,922           $21,603           $18,922

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                             Class B                                       Class C
         ------------------------------------------------      --------------------------------
                                             February 28*                        September 1**
          Year ended        Year ended         through          Year ended          through
         December 31,      December 31,      December 31,      December 31,       December 31,
             1999              1998              1997              1999               1998
         ------------      ------------      ------------      ------------      --------------
           $  9.70           $  9.91           $ 10.00           $  9.70            $  9.59
           -------           -------           -------           -------            -------
              0.60              0.54              0.48              0.60               0.21
             (0.45)            (0.11)             0.07             (0.45)              0.10
              0.00(b)          (0.01)             0.05              0.00(b)            0.01
           -------           -------           -------           -------            -------
              0.15              0.42              0.60              0.15               0.32
           -------           -------           -------           -------            -------
             (0.60)            (0.62)            (0.48)            (0.60)             (0.21)
             (0.03)               --             (0.21)            (0.03)                --
             (0.03)            (0.01)               --             (0.03)             (0.00)(b)
             (0.00)(b)            --                --             (0.00)(b)             --
           -------           -------           -------           -------            -------
             (0.66)            (0.63)            (0.69)            (0.66)             (0.21)
           -------           -------           -------           -------            -------
           $  9.19           $  9.70           $  9.91           $  9.19            $  9.70
           =======           =======           =======           =======            =======
              1.54%             4.35%             6.02%             1.54%              3.41%
              6.22%             5.39%             5.71%+            6.22%              5.39%+
              2.09%             2.13%             1.90%+            2.09%              2.13%+
              2.09%             2.17%             2.24%+            2.09%              2.13%+
               244%              325%              323%              244%               325%
           $59,645           $66,273           $43,872           $   768            $    91

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund invests in high yield bonds. These bonds may involve special risks not commonly associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Notes to Financial Statements


SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge

MainStay Strategic Income Fund


its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 1999:

                                                       Contract         Contract       Unrealized
                                                        Amount           Amount      Appreciation/
                                                         Sold          Purchased     (Depreciation)
                                                    ---------------   ------------   --------------
Foreign Currency Sale Contracts
Australian Dollar vs. U.S. Dollar, expiring
  2/18/00.........................................  A$      363,000   $     233,990     $ (3,727)
Danish Krone vs. Euro, expiring 2/23/00...........  DK    2,132,000   E     286,340          (37)
Euro vs. Pound Sterling, expiring 2/7/00..........  E     1,150,451   L     740,200       36,559
Euro vs. Danish Krone, expiring 2/23/00...........  E       286,420   DK  2,132,000          (44)
Euro vs. U.S. Dollar, expiring 2/7/00.............  E       552,500   $     577,749       22,306
Euro vs. U.S. Dollar, expiring 2/7/00.............  E     1,122,500   $   1,165,526       37,045
Japanese Yen vs. U.S. Dollar, expiring 3/1/00.....  Y   302,600,000   $   3,013,344       27,292
Japanese Yen vs. U.S. Dollar, expiring 3/1/00.....  Y    57,780,000   $     565,362       (4,810)
New Zealand Dollar vs. U.S. Dollar, expiring
  2/18/00.........................................  NZD   1,211,000   $     630,229       (1,850)
Pound Sterling vs. Euro, expiring 2/7/00..........  L       292,000   E     446,313      (21,989)
Pound Sterling vs. U.S. Dollar, expiring 2/7/00...  L       870,000   $   1,411,227        8,861
Pound Sterling vs. U.S. Dollar, expiring 3/1/00...  L       148,829   $     245,752        5,864
Pound Sterling vs. U.S. Dollar, expiring 3/1/00...  L        52,000   $      82,754       (1,061)
                                                       Contract         Contract
                                                        Amount           Amount
                                                       Purchased          Sold
                                                    ---------------   ------------
Foreign Currency Buy Contracts
Canadian Dollar vs. U.S. Dollar, expiring
  2/28/00.........................................  C$      848,355   $    575,000        10,355
Canadian Dollar vs. U.S. Dollar, expiring
  2/28/00.........................................  C$      337,000   $    230,132         2,394
Euro vs. U.S. Dollar, expiring 2/7/00.............  E       846,000   $    869,688       (19,180)
Euro vs. U.S. Dollar, expiring 2/7/00.............  E       235,000   $    240,894        (4,642)
New Zealand Dollar vs. U.S. Dollar, expiring
  2/18/00.........................................  NZD   1,211,000   $    614,486        17,593
                                                                                        --------
Net unrealized appreciation on foreign
  currency forward contracts......................                                      $110,929
                                                                                        ========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the year ended December 31, 1999 was as follows:

                                                               Notional
                                                                Amount     Premium
                                                              ----------   --------
Options outstanding at December 31, 1998....................          --   $     --
Options--written............................................  (3,500,000)   (25,515)
                                                              ----------   --------
Options outstanding at December 31, 1999....................  (3,500,000)  $(25,515)
                                                              ==========   ========

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1993 Act"). Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the 1933 Act and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered.

MainStay Strategic Income Fund


Restricted securities held at December 31, 1999:

                                                   PRINCIPAL
                                      DATE(S) OF    AMOUNT/                  12/31/99    PERCENT OF
              SECURITY                ACQUISITION   SHARES        COST        VALUE      NET ASSETS
------------------------------------  -----------  ---------   ----------   ----------   ----------
FRI-MRD Corp.
  15.00%, due 1/24/02                  8/12/97     $320,000    $  317,594   $  318,400      0.4%
International Wireless
  Communications Holdings, Inc.
  (zero coupon), due 8/15/01           6/17/98      475,000       123,318       47,500      0.1
Metawave Communications Corp.
  Preferred Stock
  Series D(c)                          5/14/99        3,317             0(b)    18,409      0.0(a)
Orius Corp.
  Bridge Loan
  13.00%, due 12/15/00                 12/30/99     720,000       702,059      720,000      0.9
President Casinos, Inc.
  12.00%, due 9/15/01                  12/3/98       47,000        47,000       47,000      0.0(a)
Synthetic Industries, Inc.
  Bridge Loan
  13.00%, due 12/14/00                 12/17/99     355,000       349,832      351,450      0.4
United Artists Theatre Co.
  Bank debt
  Term Loan B
  10.3093%, due 4/21/06                10/18/99      73,651        62,772       54,318      0.1
  Bank debt
  Term Loan C
  10.3702%, due 4/21/07                10/18/99     109,962        93,518       81,097      0.1
                                                               ----------   ----------      ---
                                                               $1,696,093   $1,638,174      2.0%
                                                               ==========   ==========      ===

-------
(a) Less than one tenth of a percent.
(b) This preferred stock has no cost.
(c) Illiquid security.

FINANCIAL INSTRUMENTS WITH CONCENTRATION OF CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation. The Fund may be considered to have a concentration of credit risk in the banking industry, since the Fund will only acquire Loan Participations if the Selling Participant and each Intermediate Participant is a financial institution.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $208,486 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for Federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. A permanent book/tax difference of $54,806 is an increase to accumulated net realized loss on investments. In addition, decreases of $119,316, $7,135 and $71,645 have been made to accumulated distribution in excess of net investment income, accumulated net realized loss on foreign currency and additional paid in capital, respectively. These book/tax differences are due to certain expenses being nondeductible for tax purposes, a return of capital distribution and the tax treatment of step bond gains and foreign currency losses.

MainStay Strategic Income Fund


SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

Foreign currency held at December 31, 1999:

            CURRENCY                                   COST                      VALUE
--------------------------------                     ---------                 ---------
Euro                E    54,748                      $ 55,148                  $ 54,879
                                                     ========                  ========

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the year ended December 31, 1999, the Manager earned $508,416.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an

MainStay Strategic Income Fund


annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $11,748 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class B and Class C shares of $90,634 and $5,339, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999 amounted to $162,301.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1999, New York Life held shares of Class A with a net asset value of $6,851,619 which represents 34.4% of the Class A net assets at period end. The Distributor held shares of Class B with a net asset value of $5,616,854, which represents 9.4% of the Class B net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $2,280 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $31,577 for the year ended December 31, 1999.

NOTE--4 FEDERAL INCOME TAX:

At December 31, 1998, for Federal income tax purposes, capital loss carryforwards of $2,053,482 which have been deferred for Federal income tax purposes, were available to the extent provided by regulations to offset future realized gains of the Fund through 2007. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The Fund intends to elect to treat for Federal income tax purposes approximately $521,897 of qualifying realized capital gains that arose during the year as if they arose on January 1, 1999.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of U.S. Government securities were $62,822 and $66,674, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $125,986 and $119,919, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        YEAR ENDED                    PERIOD ENDED
                                                     DECEMBER 31, 1999             DECEMBER 31, 1998
                                                ---------------------------   ----------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C*
                                                -------   -------   -------   -------   -------   --------
Shares sold...................................    805      1,246     1,731      823      3,597        9
Shares issued in reinvestment of dividends and
  distributions...............................    131        352         5      108        297       --
                                                 ----     ------    ------     ----     ------       --
                                                  936      1,598     1,736      931      3,894        9
Shares redeemed...............................   (994)    (1,936)   (1,661)    (615)    (1,492)      --
                                                 ----     ------    ------     ----     ------       --
Net increase (decrease).......................    (58)      (338)       75      316      2,402        9
                                                 ====     ======    ======     ====     ======       ==

-------

 *   First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Strategic Income Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

                                                                              39
                                                                               -

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund
MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

                         This page intentionally left blank

Officers & Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel
* As of December 31, 1999.

[MAINSTAY.LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Strategic Income Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN17-02/00

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay
    Strategic Income Fund

    ANNUAL REPORT

    DECEMBER 31, 1999

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in the MainStay Strategic
                                                              Value Fund versus the S&P 500 Index, the
                                                              Lipper Flexible Portfolio Fund Average, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                     11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            20
                                                              Notes to Financial Statements                   26
                                                              Report of Independent Accountants               34
                                                              The MainStay Funds                              35

                       This page intentionally left blank













2|

President's Letter
The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2000

---------------
* Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.



                                                                              |3

$10,000 Invested in the MainStay Strategic Value Fund versus the S&P 500 Index, the Lipper Flexible Portfolio Fund Average, and Inflation

CLASS A SHARES SEC Returns: 1 Year 7.35%, Since Inception 5.45%

                                                                  S&P 500 INDEX*        LIPPER FLEXIBLE       INFLATION (CPI)++
                                         MAINSTAY STRATEGIC       --------------         PORTFOLIO FUND       -----------------
                                             VALUE FUND                                     AVERAGE+
                                         ------------------                             ---------------
10/22/97                                       9450.00               10000.00               10000.00               10000.00
12/97                                          9839.00               10243.00               10031.00               10019.00
3/98                                          10866.00               11672.00               10888.00               10025.00
6/98                                          10450.00               12057.00               11019.00               10087.00
9/98                                           8763.00               10857.00               10154.00               10124.00
12/98                                          9890.00               13170.00               11423.00               10180.00
3/99                                          10192.00               13827.00               11556.00               10217.00
6/99                                          11452.00               14803.00               12129.00               10291.00
9/99                                          10613.00               13878.00               11686.00               10396.00
12/99                                         11234.00               15943.00               12793.00               10453.00

CLASS B SHARES SEC Returns: 1 Year 7.64%, Since Inception 6.11%

                                                                  S&P 500 INDEX*        LIPPER FLEXIBLE       INFLATION (CPI)++
                                         MAINSTAY STRATEGIC       --------------         PORTFOLIO FUND       -----------------
                                             VALUE FUND                                     AVERAGE+
                                         ------------------                             ---------------
10/22/97                                      10000.00               10000.00               10000.00               10000.00
12/97                                         10404.00               10243.00               10031.00               10019.00
3/98                                          11455.00               11672.00               10888.00               10025.00
6/98                                          11008.00               12057.00               11019.00               10087.00
9/98                                           9210.00               10857.00               10154.00               10124.00
12/98                                         10376.00               13170.00               11423.00               10180.00
3/99                                          10673.00               13827.00               11556.00               10217.00
6/99                                          11613.00               14803.00               12129.00               10291.00
9/99                                          10740.00               13878.00               11686.00               10396.00
12/99                                         11388.00               15943.00               12793.00               10453.00

CLASS C SHARES SEC Returns: 1 Year 11.64%, Since Inception 7.37%

                                                                  S&P 500 INDEX*        LIPPER FLEXIBLE       INFLATION (CPI)++
                                         MAINSTAY STRATEGIC       --------------         PORTFOLIO FUND       -----------------
                                             VALUE FUND                                     AVERAGE+
                                         ------------------                             ---------------
10/22/97                                      10000.00               10000.00               10000.00               10000.00
12/97                                         10404.00               10243.00               10031.00               10019.00
3/98                                          11455.00               11672.00               10888.00               10025.00
6/98                                          11008.00               12057.00               11019.00               10087.00
9/98                                           9210.00               10857.00               10154.00               10124.00
12/98                                         10376.00               13170.00               11423.00               10180.00
3/99                                          10673.00               13827.00               11556.00               10217.00
6/99                                          11972.00               14803.00               12129.00               10291.00
9/99                                          11072.00               13878.00               11686.00               10396.00
12/99                                         11688.00               15943.00               12793.00               10453.00


4|

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 10/22/97 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 10/22/97. Performance reflects a 3% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 10/22/97 and includes the historical performance of the Class B shares for periods from 10/22/97 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested. According to Lipper, a flexible portfolio fund allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

(++) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.




                                                                              |5

Portfolio Management Discussion and Analysis

In 1999, the equity markets posted results of historic proportions. The S&P 500 Composite Stock Price Index(1) recorded its fifth straight year of 20% or better returns, and the NASDAQ Composite Index(2) recorded a gain of 85.59%. Technology issues led these market advances, with Internet stocks and IPOs (initial public offerings) capturing a great deal of investor and media attention.

As in previous years, however, much of the market's performance resulted from a narrow group of stocks. Throughout most of 1999, the market's focus was clearly not on traditional value sectors, with value stocks underperforming growth issues at all capitalization levels. Financial and health care companies, which were market leaders in 1998, underperformed the market in 1999. While value stocks provided respectable returns in historical perspective, they could not keep pace with the torrid advances in major technology-dominated indices.

Convertible bonds, which have a high correlation with small- and mid-cap stocks, benefited from the NASDAQ advances and had an outstanding year. High-yield securities were volatile and had lower-than-average liquidity through much of 1999, with defaults nearly tripling to 5.5% for the year. Despite higher risks, however, high-yield bonds provided strong performance in a market when higher interest rates generally caused high-grade bond prices to decline.

PERFORMANCE REVIEW

For the year ended December 31, 1999, the MainStay Strategic Value Fund returned 13.59% for Class A shares and 12.64% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 12.51% return of the average Lipper(3) flexible portfolio fund. Strong performance among carefully selected value equities, convertibles, and high-yield securities helped the Fund outperform its peers in the Lipper flexible portfolio universe. All share classes underperformed the 21.04% return of the S&P 500 Index for the year.

VALUE EQUITIES

In the portion of the portfolio devoted to value stocks, the Fund's best-performing sectors were basic materials, capital goods, technology, and energy--all of which were overweighted in the Fund. Leading basic materials holdings included Georgia Pacific (+75%),(4) Smurfit-Stone Container (+55%), and Reynolds Metals (+49%), all of which benefited from a global economic recovery. IMC Global (-22%), on the other hand, suffered as oversupply in the fertilizer market hurt pricing.


-------
(1) See footnote on page 5 for more information on the S&P 500(R) Index.
(2) The NASDAQ Composite Index is an unmanaged, market-value weighted index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.
(3) See footnote and table on page 11 for more information on Lipper Inc.
(4) Returns reflect performance for the one-year period ended 12/31/99.



6|

YEAR-BY-YEAR PERFORMANCE

------------------------------------------------------------  -------------------------------------------
12/97                                                                             4.11
12/98                                                                             0.52
12/99                                                                            13.59
12/97                                                                             4.04
12/98                                                                            -0.27
12/99                                                                            12.64

In capital goods, winners included Browning-Ferris (+58%), which was acquired by Allied Waste, and American Standard (+27%). In technology and communications, Adaptec (+184%), Seagate Technology (+59%), and Nippon Telephone and
Telegraph (+131%) all contributed positively to performance. We purchased Bell Atlantic shares for the Fund, which we believe may do well in 2000.

In energy-related issues, rising oil prices and improving fundamentals helped Kerr-McGee (+69%), Union Pacific Resources (+43%), and Unocal (+18%). During 1999, the Fund took profits in Kerr-McGee, Apache Corp., Ocean Energy, Santa Fe Snyder, and Oryx Energy, as these stocks reached our price targets, and we used the proceeds to build on or initiate positions in El Paso Energy, Burlington Resources, and Sunoco at attractive prices. Illinova Corporation (+46%), a Midwestern utility, agreed to merge with Dynegy Corp. in a synergistic transaction that combined marketing power with asset generation capability.

Although health care was generally a challenging sector, United Healthcare (+23%) was strong. We sold the Fund's holdings in CIGNA and Aetna (HMOs) and Columbia Healthcare (hospitals), using the proceeds to purchase Becton Dickinson, Health Management Associates, and Mylan Labs at what we believed were depressed levels. Given the uncertainties facing hospitals and HMOs, we believe the repositioning was beneficial for the Fund's portfolio.

Consumer staples and consumer cyclicals were weaker sectors for the Fund in 1999. Philip Morris (-55%) was the Fund's worst-performing stock and was sold at a loss on concerns over tobacco litigation. We purchased Service Corp. International, a leading funeral service company, in April after a substantial price decline, but sold the Fund's position in October when the stock continued




                                                                              |7
to decline despite cost-cutting initiatives. We also sold Kmart at a loss for the year, when an expected turnaround failed to materialize.

On a more positive note, we sold the Fund's position in Liz Claiborne (+20%) when the stock reached our price target. We also sold the Fund's positions in Jones Apparel and Venator as fundamentals weakened, and purchased Hasbro, Newell Rubbermaid, Office Depot, Heinz, and ConAgra.

Among financials, winners included Citigroup (+70%) and MGIC Investment (+51%). The Fund took some profits in these names and in Sallie Mae, as the stocks reached our price targets. The proceeds were used to initiate positions in American General, Chase Manhattan, and FleetBoston Financial and add to the Fund's position in AXA Financial.

Early in the year, we sold the Fund's holdings in Chubb, Bank One, Bank of America, and Countrywide Credit, correctly anticipating that earnings would falter. In a rising rate environment, we sought ways to reduce the Fund's exposure to financial stocks. Weak financial-stock holdings included Conseco (-41%), Allstate (-38%), and Washington Mutual (-32%), as operating results lagged expectations. Transamerica (+29%) was a positive performer through July, when the company was acquired by Aegon NV.

In other sectors, Lucas-Varity gained 38% on an acquisition by TRW, and Harrah's Entertainment gained 68% on operational improvements.

CONVERTIBLE SECURITIES

The convertible portion of the Fund benefited from an investment in a United Global Communications convertible bond, as the company's stock rose 633% in 1999. The Fund benefited from our early identification of the stock's potential. An Amkor Technology convertible was another top performer for the Fund, as the semiconductor packaging company's stock and bonds recovered strongly after the Asian financial crisis of 1998.

We purchased US Internetworking for the Fund in December. The company helps small and midsize companies reduce software rental costs, and the price of its securities advanced with the Internet rally. Both the stock and bonds doubled in price by year-end.

Overweighting oil services in April helped the Fund's performance, as Asian economies recovered and OPEC discipline and rising oil prices helped the sector provide strong performance through the end of the year.

HIGH-YIELD BONDS

The high-yield portion of the Fund's portfolio benefited by overweighting single-B securities(5) and using careful credit analysis to help avoid defaults. Several issues benefited from acquisition activity and public stock offerings. UIH


-------
(5) According to Standard & Poor's, debt currently rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, these ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.



8|

Australia zero-coupon bonds had the greatest positive impact, when the company's parent went public in July 1999. The Fund owned Spanish Broadcasting bonds and preferred stock when the company went public and offered to purchase both securities at significant premiums. We purchased American Telecasting for the Fund, believing that the company's wireless spectrum had untapped value, which proved true when the company was acquired by Sprint. Tokai Bank bonds benefited from Japan's fiscal reform and a secondary equity offering, and we sold the Fund's position when it met our price target. All of these holdings were among the Fund's top-performing high-yield securities.

Weaker performers included Telehub Communications, which suffered delays in implementing its software strategy, and IPC Magazines, which failed to meet sales projections and declined sharply. The Fund continues to hold both names, as we believe they still have upside potential.

Existing positions were generally more appealing than new names in 1999. United Pan-European Communications (UPC) is an example. The company is owned by United International Holdings (UIH) and is UIH's most valuable asset. We traded the Fund's UIH position during the year for the UPC credit, which we believed would offer a more attractive risk/reward profile.

During the year, we also added to the Fund's positions in IGC Communications and Millicom International Cellular, both of which benefited from the communications boom. We actively purchased a new issue from CD Radio, now called Sirius Satellite Radio, for the company's market position and strong business model.

Despite the rising default rate and credit problems among several well-established companies, the Fund managed to navigate the high-yield market without major incidents. It continues to overweight cable and media, utilities, REITS, and health care. Although the Fund is underweighted in telecommunications, which outperformed in 1999, the Fund held several top-performing names in this sector, including CD Radio, Millicom, and HighwayMaster. The Fund continues to underweight cyclicals, retailers, supermarkets, gaming, and energy. As of year-end, the average credit quality of the high-yield securities in the Fund's investment portfolio was single-B,(5) which we believe offers the greatest value and potential to funds that can manage defaults through stringent credit analysis.

At year-end, the Fund had allocated 65.4% of its net assets to value stocks, 15.2% to convertible securities, and 12.3% to high-yield bonds, with the remainder in cash or cash equivalents.

LOOKING AHEAD

We remain confident and committed to the Fund's value approach to equity investing. As market enthusiasm for technology and emerging growth companies reaches speculative levels, we believe undervalued stocks with catalysts for



                                                                              |9
positive change may provide superior long-term return potential with lower volatility.

With high-yield spreads offering a nearly 80% premium to Treasuries at year-end, we believe the market is undervalued and that spreads may tighten. Despite poor performance in 1999, we believe that the health care, transportation, and textile sectors appear to be stabilizing. We anticipate further Federal Reserve tightening moves in 2000, which may increase the cost of capital for U.S. businesses.

Whatever the economy or the markets may bring, the Fund will continue to seek maximum long-term total return from a combination of common stocks, convertible securities and high-yield securities.

Steven Tananbaum
Thomas Wynn
Richard A. Rosen
Portfolio Managers
MacKay Shields LLC


Past performance is
no guarantee of
future results.



10|

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                             LIFE OF FUND
                                      1 YEAR               THROUGH 12/31/99
    Class A                           13.59%                    8.21%
    Class B                           12.64%                    7.37%
    Class C                           12.64%                    7.37%

   FUND SEC RETURNS*

                                                             LIFE OF FUND
                                      1 YEAR               THROUGH 12/31/99
    Class A                           7.35%                     5.45%
    Class B                           7.64%                     6.11%
    Class C                          11.64%                     7.37%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                                             LIFE OF FUND
                                      1 YEAR               THROUGH 12/31/99
    Class A                    91 out of 224 funds       128 out of 191 funds
    Class B                    109 out of 224 funds      137 out of 191 funds
    Class C                    109 out of 224 funds      142 out of 217 funds
    Average Lipper
    flexible portfolio fund           12.51%                    12.17%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

             NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A     $11.15      $0.2310      $0.1656
    Class B     $11.13      $0.1471      $0.1656
    Class C     $11.13      $0.1471      $0.1656

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (10/22/97) up to 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A and Class B shares were first offered to the public on 10/22/97, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 10/22/97 through 12/31/99. Lipper returns and rankings are unaudited.




                                                                             |11

MainStay Strategic Value Fund

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
ASSET-BACKED SECURITY (0.0%) (b)+

ENTERTAINMENT (0.0%) (b)
United Artists Theatre Co.
 Pass-Through Certificates
 Series 95-A
 9.30%, due 7/1/15...............  $  23,341       $    16,710
                                                   -----------
Total Asset-Backed Security
 (Cost $16,042)..................                       16,710
                                                   -----------

CONVERTIBLE SECURITIES (15.2%)
CONVERTIBLE BONDS (11.9%)

BANKS (0.5%)
European Bank for Reconstruction
 &
 Development
 0.75%, due 7/2/01 (d)...........    250,000           270,625
                                                   -----------

BIOMEDICAL (0.6%)
Inhale Therapeutic Systems, Inc.
 6.75%, due 10/13/06 (c).........    250,000           353,125
                                                   -----------

BROADCAST/MEDIA (1.9%)
CD Radio, Inc.
 8.75%, due 9/29/09..............    200,000           340,500
Clear Channel Communications,
 Inc.
 2.625%, due 4/1/03..............    200,000           296,750
News America Holdings, Inc.
 (zero coupon), due 3/11/13
 (e).............................    500,000           394,065
                                                   -----------
                                                     1,031,315
                                                   -----------
COMMUNICATIONS-EQUIPMENT (0.9%)
Comverse Technology, Inc.
 4.50%, due 7/1/05...............    150,000           511,687
                                                   -----------

COMPUTER SOFTWARE & SERVICES (1.4%)
Citrix Systems, Inc.
 (zero coupon), due 3/22/19......    200,000           177,500
Safeguard Scientifics, Inc.
 5.00%, due 6/15/06 (c)..........    125,000           282,969
USInternetworking, Inc.
 7.00%, due 11/1/04 (c)..........    100,000           292,750
                                                   -----------
                                                       753,219
                                                   -----------
DRUGS (0.0%) (b)
Dura Pharmaceuticals, Inc.
 3.50%, due 7/15/02..............     25,000            20,250
                                                   -----------
--------------------------------------------------------------
 +  Percentages indicated are based on Fund net assets.

--------------------------------------------------------------
                                   PRINCIPAL
                                     AMOUNT           VALUE

ELECTRONICS-SEMICONDUCTORS (1.6%)
Adaptec, Inc.
 4.75%, due 2/1/04...............  $ 250,000       $   271,562
Cypress Semiconductor Corp.
 6.00%, due 10/1/02..............    200,000           288,750
Photronics, Inc.
 6.00%, due 6/1/04...............    250,000           291,875
                                                   -----------
                                                       852,187
                                                   -----------
MINING (0.1%)
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (d)...........     75,000            48,375
                                                   -----------

HEALTH CARE (0.6%)
Roche Holdings, Inc.
 Series DTC
 (zero coupon), due 4/20/10
 (c)(d)..........................    500,000           302,190
                                                   -----------

INSURANCE PROPERTY & CASUALTY (0.1%)
Loews Corp.
 3.125%, due 9/15/07.............    100,000            81,500
                                                   -----------

INTERNET SOFTWARE & SERVICES (0.5%)
CNET, Inc.
 5.00%, due 3/1/06...............    150,000           254,813
                                                   -----------

INVESTMENT BANK/BROKERAGE (0.8%)
Merrill Lynch & Co., Inc.
 0.25%, due 5/10/06..............    450,000           432,000
                                                   -----------

OIL & GAS EXPLORATION & PRODUCTION (0.4%)
Devon Energy Corp.
 4.90%, due 8/15/08..............    250,000           242,187
                                                   -----------

SPECIALITY PRINTING (0.3%)
World Color Press, Inc.
 6.00%, due 10/1/07..............    150,000           148,875
                                                   -----------

TECHNOLOGY (0.9%)
Cirrus Logic, Inc.
 6.00%, due 12/15/03.............    610,000           513,162
                                                   -----------

TELECOMMUNICATION SERVICES (0.8%)
Global TeleSystems Group, Inc.
 5.75% due 7/1/10 (c)(d).........    325,000           436,312
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




12|

Portfolio of Investments December 31, 1999




                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
CONVERTIBLE SECURITIES (CONTINUED)
CONVERTIBLE BONDS (CONTINUED)
TELEPHONE (0.5%)
Bell Atlantic Financial Services,
 Inc.
 4.25%, due 9/15/05 (c)..........  $ 100,000       $   123,625
 5.75%, due 4/1/03...............    150,000           151,875
                                                   -----------
                                                       275,500
                                                   -----------
Total Convertible Bonds
 (Cost $5,550,623)...............                    6,527,322
                                                   -----------
                                     SHARES
                                   ----------
CONVERTIBLE PREFERRED STOCKS (3.3%)

AUTO PARTS & EQUIPMENT (0.4%)
Tower Automotive Capital Trust
 6.75%...........................      5,000           188,750
                                                   -----------
BANKS (0.2%)
National Australia Bank, Inc.
 7.875% (f)......................      4,000           110,500
                                                   -----------
CHEMICALS (0.5%)
Hercules Trust II
 6.50% (g).......................        350           278,471
                                                   -----------

CONSUMER SERVICES (0.2%)
Carriage Services Capital Trust
 7.00%...........................      3,000            87,000
                                                   -----------
CONTAINERS-METAL & GLASS (0.1%)
Owens-Illinois, Inc.
 4.75%...........................      2,500            78,125
                                                   -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.6%)
El Paso Energy Capital Trust I
 4.75%...........................      6,000           302,250
                                                   -----------
PUBLISHING-NEWSPAPERS (0.1%)
Tribune Co.
 6.25%...........................      4,000            70,500
                                                   -----------

REAL ESTATE (0.6%)
General Growth Properties, Inc.
 7.25% (h)(s)....................     15,000           300,000
                                                   -----------

--------------------------------------------------------------
                                     SHARES           VALUE
                                   ----------

TELECOMMUNICATIONS-LONG DISTANCE (0.2%)
Global Crossing Ltd.
 6.375% (c)......................      1,000       $   126,625
                                                   -----------

TELECOMMUNICATION SERVICES (0.4%)
Adelphia Communications Corp.
 5.50%, Series D.................      1,250           235,469
                                                   -----------
Total Convertible Preferred
 Stocks
 (Cost $2,033,559)...............                    1,777,690
                                                   -----------
Total Convertible Securities
 (Cost $7,584,182)...............                    8,305,012
                                                   -----------
                                   PRINCIPAL
                                     AMOUNT
                                   ----------

CORPORATE BONDS (9.2%)

AEROSPACE/DEFENSE (0.1%)
Newport News Shipbuilding, Inc.
 9.25%, due 12/1/06..............  $  70,000            69,825
                                                   -----------

AUTO PARTS & EQUIPMENT (0.1%)
Gentek, Inc.
 11.00%, due 8/1/09 (c)..........     35,000            36,400
                                                   -----------

BANKS (0.4%)
B.F. Saul Real Estate Investment
 Trust
 Series B
 9.75%, due 4/1/08...............    100,000            91,375
Local Financial Corp.
 11.00%, due 9/8/04..............    120,000           124,800
                                                   -----------
                                                       216,175
                                                   -----------
BROADCAST/MEDIA (0.5%)
CD Radio, Inc.
 (zero coupon), due 12/1/07
 15.00%, beginning 12/1/02.......    150,000            84,750
 14.50%, due 5/15/09.............    145,000           131,406
Young America Corp.
 Series B
 11.625%, due 2/15/06............     75,000            57,750
                                                   -----------
                                                       273,906
                                                   -----------
BUILDINGS-MAINTENANCE & SERVICES (0.4%)
Building One Services Corp.
 10.50%, due 5/1/09..............    225,000           216,000
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




                                                                             |13

MainStay Strategic Value Fund




                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
CABLE TV (0.6%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03.......  $  55,000       $    34,650
Charter Communications Holdings
 L.L.C.
 8.625%, due 4/1/09..............    115,000           106,231
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01.......    210,000           181,650
                                                   -----------
                                                       322,531
                                                   -----------
CASINOS (0.3%)
Penn National Gaming, Inc.
 10.625%, due 12/15/04...........    140,000           144,200
                                                   -----------
CELLULAR TELEPHONES (0.1%)
International Wireless
 Communications
 Holdings, Inc.
 (zero coupon), due 8/15/01
 (i)(j)..........................    200,000            20,000
Pagemart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03........    100,000            40,000
                                                   -----------
                                                        60,000
                                                   -----------
CHEMICALS (0.0%) (b)
Borden Chemicals & Plastics L.P.
 9.50%, due 5/1/05...............     20,000            18,600
                                                   -----------

COMMUNICATIONS EQUIPMENT (0.1%)
EV International, Inc.
 Series A
 11.00%, due 3/15/07.............     55,000            34,650
                                                   -----------

COMPUTERS & OFFICE EQUIPMENT (0.1%)
Sullivan Graphics, Inc.
 12.75%, due 8/1/05..............     50,000            52,625
                                                   -----------

COSMETICS/PERSONAL CARE (0.2%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08..............    100,000            96,500
                                                   -----------

ELECTRIC POWER COMPANIES (0.1%)
CMS Energy Corp. & Atlantic
 Methanol Capital Co.
 Series A-1
 10.875%, due 12/15/04 (c).......     70,000            70,000
                                                   -----------

--------------------------------------------------------------
                                   PRINCIPAL
                                     AMOUNT           VALUE

ENGINEERING & CONSTRUCTION (0.1%)
Cathay International Ltd.
 13.50%, due 4/15/08 (c).........  $  95,000       $    47,737
Traffic Stream (BVI)
 Infrastructure Ltd.
 14.25%, due 5/1/06 (c)(k).......     80,000            38,000
                                                   -----------
                                                        85,737
                                                   -----------
ENTERTAINMENT (0.2%)
Hollywood Entertainment Corp.
 Series B
 10.625%, due 8/15/04............     55,000            50,875
Marvel Enterprises, Inc.
 12.00%, due 6/15/09.............     80,000            73,600
                                                   -----------
                                                       124,475
                                                   -----------
FINANCE (0.1%)
ContiFinancial Corp.
 7.50%, due 3/15/02..............     20,000             2,250
Ocwen Asset Investment Corp.
 11.50%, due 7/1/05..............     60,000            50,400
                                                   -----------
                                                        52,650
                                                   -----------
FOOD, BEVERAGES & TOBACCO (0.1%)
Standard Commercial Corp.
 8.875%, due 8/1/05..............     75,000            58,688
                                                   -----------

HEALTH CARE (1.2%)
Abbey Healthcare Group, Inc.
 9.50%, due 11/1/02..............     55,000            53,969
Biovail Corporation International
 10.875%, due 11/15/05...........     35,000            36,794
Genesis Health Ventures, Inc.
 9.75%, due 6/15/05..............     20,000             8,200
Harborside Healthcare Corp.
 (zero coupon), due 8/1/08
 11.00%, beginning 8/1/03........     70,000            20,650
Medaphis Corp.
 Series B
 9.50%, due 2/15/05..............    210,000           165,900
MedPartners, Inc.
 6.875%, due 9/1/00..............     20,000            19,200
 7.375%, due 10/1/06.............     30,000            24,900
MultiCare Companies, Inc. (The)
 9.00%, due 8/1/07...............     70,000            14,000
Quest Diagnostics, Inc.
 10.75%, due 12/15/06............     40,000            42,000
Team Health, Inc.
 12.00%, due 3/15/09 (c).........    110,000           108,350
Tenet Healthcare Corp.
 8.00%, due 1/15/05..............     75,000            71,812
Unilab Corp.
 12.75%, due 10/1/09 (p).........     75,000            77,625
                                                   -----------
                                                       643,400
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



14|

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

HEALTH CARE-HOSPITAL MANAGEMENT (0.1%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95.............  $  85,000       $    62,272
                                                   -----------
HEALTH CARE-MEDICAL PRODUCTS (0.1%)
DJ Orthopedics L.L.C.
 12.625%, due 6/15/09............     35,000            34,300
                                                   -----------

HOMEBUILDING (0.1%)
Amatek Industries Pty Ltd.
 14.50%, due 2/15/09 (l).........     55,258            54,982
                                                   -----------

HOTEL/MOTEL (0.2%)
FelCor Suites, L.P.
 7.625%, due 10/1/07.............     60,000            52,139
Florida Panthers Holdings, Inc.
 9.875%, due 4/15/09.............     75,000            72,750
                                                   -----------
                                                       124,889
                                                   -----------

INDUSTRIAL (0.3%)
Cellco Finance N.V.
 12.75%, due 8/1/05 (c)..........     70,000            72,537
Morris Materials Handling, Inc.
 9.50%, due 4/1/08...............     70,000            21,700
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03........    165,000            75,487
                                                   -----------
                                                       169,724
                                                   -----------
LEISURE TIME (0.1%)
Bally Total Fitness Holding Corp.
 Series D
 9.875%, due 10/15/07............     40,000            38,800
                                                   -----------

MACHINERY-DIVERSIFIED (0.1%)
Generac Portable Products L.L.C.
 11.25%, due 7/1/06..............     35,000            35,700
                                                   -----------

OIL & GAS-DOMESTIC (0.2%)
Queens Sand Resources, Inc.
 12.50%, due 7/1/08..............    175,000            92,750
                                                   -----------

OIL & GAS-EQUIPMENT & SERVICES (0.1%)
Michael Petroleum Corp.
 Series B
 11.50%, due 4/1/05 (j)(k).......     85,000            39,525
                                                   -----------

--------------------------------------------------------------
                                   PRINCIPAL
                                     AMOUNT           VALUE
OIL & GAS-EXPLORATION & PRODUCTION (0.2%)
Contour Energy Co.
 14.00%, due 4/15/03.............  $ 110,000       $   107,800
Petro Stopping Centers Holdings
 L.P.
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04
   (c)(m)........................         75            37,500
                                                   -----------
                                                       145,300
                                                   -----------
PAPER & FOREST PRODUCTS (0.3%)
Pope & Talbot, Inc.
 8.375%, due 6/1/13..............     80,000            70,395
SD Warren Co.
 Series B
 12.00%, due 12/15/04............    100,000           104,250
                                                   -----------
                                                       174,645
                                                   -----------
PUBLISHING (0.0%) (b)
General Media, Inc.
 10.625%, due 12/31/00...........     29,000            24,650
                                                   -----------

REAL ESTATE (0.7%)
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07..............    245,000           202,612
Hospitality Properties Trust
 7.00%, due 3/1/08...............     80,000            68,481
LNR Property Corp.
 Series B
 9.375%, due 3/15/08.............     95,000            89,300
                                                   -----------
                                                       360,393
                                                   -----------
RESTAURANTS (0.6%)
Advantica Restaurant Group, Inc.
 11.25%, due 1/15/08.............     90,000            66,600
FRI-MRD Corp.
 15.00%, due 1/24/02 (i).........    250,000           252,500
                                                   -----------
                                                       319,100
                                                   -----------
RETAIL (0.3%)
G&G Retail, Inc.
 11.00%, due 5/15/06.............     80,000            68,100
United Auto Group, Inc.
 Series B
 11.00%, due 7/15/07.............     80,000            75,200
                                                   -----------
                                                       143,300
                                                   -----------
STEEL, ALUMINUM & OTHER METALS (0.1%)
UCAR Global Enterprises, Inc.
 Series B
 12.00%, due 1/15/05.............     35,000            36,575
                                                   -----------

TECHNOLOGY (0.0%) (b)
Electronic Retailing Systems
 International, Inc.
 (zero coupon), due 2/1/04
 13.25%, beginning 2/1/00........     90,000            19,800
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                                             |15

MainStay Strategic Value Fund




                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

TELECOMMUNICATION SERVICES (1.0%)
Arch Communications, Inc.
 13.75%, due 4/15/08.............  $  40,000       $    32,450
HighwayMaster Communications,
 Inc.
 Series B
 13.75%, due 9/15/05.............    150,000            67,500
ICG Services, Inc.
 (zero coupon), due 5/1/08
 9.875%, beginning 5/1/03........     60,000            31,050
 (zero coupon), due 2/15/08
 10.00%, beginning 2/15/03.......    200,000           108,000
ICO Global Communications
 Holdings Ltd.
 15.00%, due 8/1/05 (j)(k).......     40,000            18,800
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02.......    140,000            67,900
RCN Corp.
 Series B
 (zero coupon), due 2/15/08
 9.80%, beginning 2/15/03........    120,000            78,600
 (zero coupon), due 10/15/07
 11.125%, beginning 10/15/02.....     75,000            52,688
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07............     75,000            72,000
Telehub Communications Corp.
 (zero coupon), due 7/31/05
 13.875%, beginning 7/31/01......     80,000             8,000
                                                   -----------
                                                       536,988
                                                   -----------
TRANSPORTATION (0.0%) (b)
Equimar Shipholdings Ltd.
 9.875%, due 7/1/07..............     35,000            22,050
                                                   -----------

UTILITY-GAS (0.0%) (b)
Navigator Gas Transport, PLC
 10.50%, due 6/30/07 (c).........     25,000            11,500
                                                   -----------
Total Corporate Bonds
 (Cost $5,512,310)...............                    5,023,605
                                                   -----------

FOREIGN BONDS (0.3%)

PUBLISHING (0.1%)
Regional Independent Media Group
 (zero coupon), due 7/1/08
 12.875%, beginning 7/1/03.......  L  70,000            76,334
                                                   -----------

--------------------------------------------------------------
                                   PRINCIPAL
                                     AMOUNT           VALUE

TELECOMMUNICATION SERVICES (0.2%)
Global TeleSystems Group, Inc.
 11.00%, due 12/1/09 (c).........  E  70,000       $    70,694
NTL, Inc.
 9.875%, due 11/15/09 (c)........     50,000            50,370
                                                   -----------
                                                       121,064
                                                   -----------
Total Foreign Bonds
 (Cost $196,250).................                      197,398
                                                   -----------

LOAN ASSIGNMENTS & PARTICIPATIONS (0.3%)

ENTERTAINMENT (0.0%) (b)
United Artists Theatre Co.
 Bank debt, Term Loan B
 10.3093%, due 4/21/06
 (i)(n)(o).......................  $  15,925            11,744
 Bank debt, Term Loan C
 10.3702%, due 4/21/07
 (i)(n)(o).......................     23,776            17,535
                                                   -----------
                                                        29,279
                                                   -----------
TELECOMMUNICATION SERVICES (0.3%)
Orius Corp.
 Bridge Loan, Term B
 13.00%, due 12/15/00 (i)(o).....    145,000           145,000
                                                   -----------
Total Loan Assignments &
 Participations
 (Cost $175,179).................                      174,279
                                                   -----------

YANKEE BONDS (2.0%)

BROADCAST/MEDIA (0.0%) (b)
Central European Media
 Enterprises Ltd.
 9.375%, due 8/15/04.............     40,000            16,800
                                                   -----------

CELLULAR TELEPHONES (0.3%)
Millicom International Cellular,
 S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01........    185,000           152,625
                                                   -----------

CHEMICALS (0.2%)
Octel Developments, PLC
 10.00%, due 5/1/06..............    100,000            99,000
                                                   -----------

COMPUTERS & OFFICE EQUIPMENT (0.0%) (b)
International Semi-Technology
 Microelectronics, Inc.
 (zero coupon) due 8/15/03
 11.50%, beginning 8/15/00 (j)...    150,000             1,500
                                                   -----------

MINING (0.1%)
Echo Bay Mines Ltd.
 12.00%, due 4/1/27..............     50,000            30,000
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



16|

                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
YANKEE BONDS (CONTINUED)
STEEL, ALUMINUM & OTHER METALS (0.2%)
Ivaco, Inc.
 11.50%, due 9/15/05.............  $ 120,000       $   129,900
                                                   -----------

TELECOMMUNICATION SERVICES (0.9%)
Call-Net Enterprises, Inc.
 (zero coupon), due 5/15/09
 10.80% , beginning 5/15/04......    125,000            61,562
 9.375%, due 5/15/09.............     45,000            37,013
NTL, Inc.
 (zero coupon), due 11/15/07
 11.20%, beginning 11/15/00......     80,000            76,200
Rogers Communications, Inc.
 8.875%, due 7/15/07.............     30,000            30,000
United Pan-Europe Communications
 N.V.
 Series B
 10.875%, due 8/1/09.............    300,000           306,000
                                                   -----------
                                                       510,775
                                                   -----------
TRANSPORTATION (0.3%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/06 (k).........     95,000            27,550
Pacific & Atlantic (Holdings)
 Inc.
 11.50%, due 5/30/08 (k).........    190,000            72,200
Sea Containers Ltd.
 10.75%, due 10/15/06............     35,000            35,000
                                                   -----------
                                                       134,750
                                                   -----------
Total Yankee Bonds
 (Cost $1,114,361)...............                    1,075,350
                                                   -----------
                                     SHARES
                                   ----------
COMMON STOCKS (65.4%)

BANKS (2.5%)
Chase Manhattan Corp. (The)......      8,100           629,269
Fleet Boston Financial Corp. ....     21,478           747,703
                                                   -----------
                                                     1,376,972
                                                   -----------

CHEMICALS (2.2%)
Air Products and Chemicals,
 Inc. ...........................     15,500           520,219
IMC Global, Inc. ................     40,700           666,462
                                                   -----------
                                                     1,186,681
                                                   -----------
COMPUTER SYSTEMS (2.0%)
Seagate Technology, Inc. (a).....     23,400         1,089,563
                                                   -----------

--------------------------------------------------------------
                                     SHARES           VALUE
                                   ----------

CONTAINERS (3.3%)
Smurfit-Stone Container Corp.
 (a).............................     41,300       $ 1,011,850
Temple-Inland, Inc. .............     12,000           791,250
                                                   -----------
                                                     1,803,100
                                                   -----------
ELECTRIC POWER COMPANIES (4.2%)
Illinova Corp. ..................     30,000         1,042,500
Niagara Mohawk Holdings, Inc.
 (a).............................     56,000           780,500
Texas Utilities Co. .............     13,500           480,094
                                                   -----------
                                                     2,303,094
                                                   -----------
ELECTRONICS-SEMICONDUCTORS (0.6%)
Adaptec, Inc. (a)................      7,000           349,125
                                                   -----------

ENGINEERING & CONSTRUCTION (1.5%)
Fluor Corp. .....................     17,200           789,050
                                                   -----------

FINANCE (5.4%)
AMC Financial, Inc. (a)..........      6,857            30,719
Amdocs Automatic Common Exchange
 Securities......................      8,000           257,000
American General Corp. ..........     14,200         1,077,425
AXA Financial, Inc. .............     30,000         1,016,250
Citigroup, Inc. .................     10,600           588,963
                                                   -----------
                                                     2,970,357
                                                   -----------
FOOD (2.2%)
ConAgra, Inc. ...................     24,100           543,756
H.J. Heinz Co. ..................     16,400           652,925
                                                   -----------
                                                     1,196,681
                                                   -----------
FOOD, BEVERAGES & TOBACCO (0.0%) (b)
Buenos Aires Embotelladora
 Sociedad Anonima
 Class B (a)(p)..................      4,827            21,723
                                                   -----------

HEALTH CARE (3.3%)
Becton, Dickinson & Co. .........     22,600           604,550
Health Management Associates,
 Inc. (a)........................     32,700           437,363
Manor Care, Inc. (a).............     11,600           185,600
United HealthCare Corp. .........     11,200           595,000
                                                   -----------
                                                     1,822,513
                                                   -----------
HEALTH CARE-DRUGS (0.4%)
Mylan Laboratories, Inc. ........      9,100           229,206
                                                   -----------

HEAVY DUTY TRUCKS (0.8%)
Dana Corp. ......................     13,700           410,144
                                                   -----------

HOME DECORATION PRODUCTS (0.5%)
Newell Rubbermaid, Inc. .........      9,100           263,900
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                                             |17

MainStay Strategic Value Fund




                                     SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)
HOTEL/MOTEL (1.1%)
Harrah's Entertainment, Inc.
 (a).............................     22,500       $   594,844
                                                   -----------

INSURANCE (2.3%)
Allstate Corp. (The).............     30,700           736,800
MGIC Investment Corp. ...........      8,900           535,669
                                                   -----------
                                                     1,272,469
                                                   -----------
LEISURE TIME (1.7%)
Callaway Golf Co. ...............     52,000           919,750
                                                   -----------
MACHINERY (3.3%)
American Standard Cos., Inc.
 (a).............................     24,700         1,133,112
Ingersoll-Rand Co. ..............     12,200           671,763
                                                   -----------
                                                     1,804,875
                                                   -----------
MANUFACTURING-DIVERSIFIED (1.7%)
Honeywell International, Inc. ...     16,312           940,998
                                                   -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (2.3%)
Coastal Corp. (The)..............     19,200           680,400
El Paso Energy Corp. ............     15,100           586,069
                                                   -----------
                                                     1,266,469
                                                   -----------
OIL & GAS SERVICES (7.1%)
Burlington Resources, Inc. ......     13,700           452,956
Noble Affiliates, Inc. ..........     33,000           707,437
Union Pacific Resources Group,
 Inc. ...........................     80,900         1,031,475
Unocal Corp. ....................     17,500           587,344
Valero Energy Corp. .............     54,700         1,087,162
                                                   -----------
                                                     3,866,374
                                                   -----------
OIL-INTEGRATED DOMESTIC (2.6%)
Kerr-McGee Corp. ................      6,080           376,960
Sunoco, Inc. ....................     15,000           352,500
Tosco Corp. .....................     25,400           690,563
                                                   -----------
                                                     1,420,023
                                                   -----------
OIL-INTEGRATED INTERNATIONAL (0.9%)
Texaco, Inc. ....................      9,400           510,536
                                                   -----------

PAPER & FOREST PRODUCTS (1.7%)
Georgia-Pacific Group............     18,700           949,025
                                                   -----------

RETAIL (3.3%)
Federated Department Stores, Inc.
 (a).............................     16,500           834,281
Office Depot, Inc. (a)...........     90,000           984,375
                                                   -----------
                                                     1,818,656
                                                   -----------
STEEL (1.8%)
USX-U.S. Steel Group.............     30,000           990,000
                                                   -----------

--------------------------------------------------------------
                                     SHARES           VALUE

TELECOMMUNICATIONS-LONG DISTANCE (2.1%)
AT&T Corp. ......................     22,300       $ 1,131,725
                                                   -----------

TELEPHONE (2.6%)
Bell Atlantic Corp. .............     13,900           855,719
Nippon Telegraph &
 Telephone Corp. ADR (q).........      6,600           568,425
                                                   -----------
                                                     1,424,144
                                                   -----------
TEXTILES-HOME FURNISHINGS (0.9%)
Shaw Industries, Inc. ...........     31,400           484,738
                                                   -----------

TOYS (1.1%)
Hasbro, Inc. ....................     32,700           623,344
                                                   -----------

TRANSPORTATION (0.0%) (b)
Eumenides Ltd. (a)...............         75                 1
                                                   -----------
Total Common Stocks
 (Cost $32,877,387)..............                   35,830,080
                                                   -----------

PREFERRED STOCKS (0.3%)

FINANCIAL SERVICES (0.2%)
North Atlantic Trading Co.
 12.00% (r)......................      4,524            78,041
                                                   -----------

TELECOMMUNICATION SERVICES (0.1%)
Nextel Communications
 13.00%, Series D (r)............         64            68,844
                                                   -----------
Total Preferred Stocks
 (Cost $143,769).................                      146,885
                                                   -----------

WARRANTS (0.1%)

BROADCAST/MEDIA (0.1%)
CD Radio, Inc.
 expire 5/15/09 (a)(c)...........        435            35,344
                                                   -----------

CABLE TV (0.0%) (b)
UIH Australia/Pacific, Inc.
 expire 5/15/06 (a)..............         30               750
                                                   -----------

HOMEBUILDING (0.0%) (b)
Amatek Industries Pty Ltd.
 Common Rights (a)...............         35                19
 Preferred Rights (a)............      9,469             5,208
                                                   -----------
                                                         5,227
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



18|

                                     SHARES           VALUE
--------------------------------------------------------------
WARRANTS (CONTINUED)
RETAIL (0.0%) (b)
G&G Retail, Inc.
 expire 5/15/06 (a)(c)...........         80       $       120
                                                   -----------

TELECOMMUNICATION SERVICES (0.0%) (b)
Telehub Communications Corp.
 expire 7/31/05 (a)(c)...........         80                 1
                                                   -----------
Total Warrants
 (Cost $27,357)..................                       41,442
                                                   -----------
                                   PRINCIPAL
                                     AMOUNT
                                   ----------
SHORT-TERM INVESTMENTS (6.7%)
COMMERCIAL PAPER (6.6%)
American Express Credit Corp.
 3.25%, due 1/10/00..............  $ 500,000           499,594
Associates Corp.
 4.00%, due 1/3/00...............    515,000           514,885
Ford Motor Credit Corp.
 5.68%, due 1/12/00 (t)..........  1,000,000           998,264
General Electric Capital Corp.
 5.25%, due 1/25/00..............    500,000           498,249
Prudential Funding Corp.
 5.85%, due 1/6/00...............  1,100,000         1,099,106
                                                   -----------
Total Commercial Paper
 (Cost $3,610,098)...............                    3,610,098
                                                   -----------

SHORT-TERM LOAN ASSIGNMENT (0.1%)

TEXTILES-APPAREL MANUFACTURERS (0.1%)
Synthetic Industries, Inc.
 Bridge Loan
 13.00%, due 12/14/00 (i)(o).....     75,000            74,250
                                                   -----------
Total Short-Term Loan Assignment
 (Cost $73,908)..................                       74,250
                                                   -----------
Total Short-Term Investments
 (Cost $3,684,006)...............                    3,684,348
                                                   -----------
Total Investments
 (Cost $51,330,843) (u)..........       99.5%       54,495,109(v)

Cash and Other Assets,
 Less Liabilities................  $     0.5       $   259,978
                                   ----------      -----------
Net Assets.......................      100.0%      $54,755,087
                                   ==========      ===========

-------

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d) Eurobond-bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(e) LYON -- Liquid Yield Option Note: callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(f) Capital Unit -- each unit consists of $25 principal amount of 7.875% Perpetual Capital Securities and a purchase contract to make Optional Unit Exchanges.
(g)  350 CRESTS Units -- Convertible Redeemable Equity
     Structured Trust Security. Each unit consists of 1 preferred stock and 1 warrant to acquire 23.4192 shares of common stock at $42.70 at a future date.
(h)  PIERS-Preferred Income Equity Redeemable Stock.
(i)  Restricted security.
(j)  Issuer in bankruptcy.
(k)  Issue in default.
(l) CIK ("Cash in Kind") -- interest payment is made with cash or additional securities.
(m) 75 units -- each unit reflects $1,000 principal amount of (zero coupon), due 8/1/08, 15.00%, beginning 8/1/04
     Senior Discounted Notes plus 1 warrant to acquire 1 share of common stock at an average price of $156.11 per share at a future date.
(n)  Multiple tranche facilities.
(o) Floating rate. Rate shown is the rate in effect at December 31, 1999.
(p)  Argentinean Security.
(q)  ADR -- American Depository Receipt.
(r) PIK ("Payment in Kind") -- dividend payment is made with additional securities.
(s) Depository Shares -- each share represents 0.025 shares at 7.25%. Preferred Income Equity Redeemable Stock,
     Series A.
(t) Segregated as collateral for foreign currency forward contracts.
(u)  The cost for Federal income tax purposes is $51,692,199.
(v)  At December 31, 1999, net unrealized appreciation was
     $2,802,910, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,392,085 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,589,175.
(L)  Security denominated in Pound Sterling.
(E)  Security denominated in Euro.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




                                                                             |19

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $51,330,843)..............................................       $54,495,109
Cash........................................................            18,005
Receivables:
  Dividends and interest....................................           296,024
  Investment securities sold................................            71,925
  Fund shares sold..........................................            42,099
Unrealized appreciation on foreign currency forward
  contracts.................................................             5,228
Unamortized organization expense............................           103,861
                                                                   -----------
        Total assets........................................        55,032,251
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................            91,123
  Fund shares redeemed......................................            42,253
  MainStay Management.......................................            35,753
  NYLIFE Distributors.......................................            33,621
  Transfer agent............................................            14,041
  Custodian.................................................             8,399
  Trustees..................................................               419
Accrued expenses............................................            45,283
Unrealized depreciation on foreign currency forward
  contracts.................................................             6,272
                                                                   -----------
        Total liabilities...................................           277,164
                                                                   -----------
Net assets..................................................       $54,755,087
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    16,955
  Class B...................................................            32,065
  Class C...................................................               138
Additional paid-in capital..................................        51,932,690
Accumulated distribution in excess of net investment
  income....................................................           (31,438)
Accumulated distribution in excess of net realized gain on
  investments...............................................          (358,526)
Net unrealized appreciation on investments..................         3,164,266
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................            (1,063)
                                                                   -----------
Net assets..................................................       $54,755,087
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $18,898,919
                                                                   ===========
Shares of beneficial interest outstanding...................         1,695,497
                                                                   ===========
Net asset value per share outstanding.......................       $     11.15
Maximum sales charge (5.50% of offering price)..............              0.65
                                                                   -----------
Maximum offering price per share outstanding................       $     11.80
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $35,702,464
                                                                   ===========
Shares of beneficial interest outstanding...................         3,206,471
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.13
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   153,704
                                                                   ===========
Shares of beneficial interest outstanding...................            13,804
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.13
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




20|

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  838,092
  Interest..................................................   1,213,717
                                                              ----------
    Total income............................................   2,051,809
                                                              ----------
Expenses:
  Management................................................     420,671
  Distribution--Class B.....................................     281,382
  Distribution--Class C.....................................         915
  Transfer agent............................................     165,555
  Service--Class A..........................................      46,124
  Service--Class B..........................................      93,795
  Service--Class C..........................................         305
  Custodian.................................................      40,167
  Amortization of organization expense......................      36,799
  Professional..............................................      35,130
  Registration..............................................      32,248
  Shareholder communication.................................      26,912
  Recordkeeping.............................................      22,029
  Trustees..................................................       1,518
  Miscellaneous.............................................      24,776
                                                              ----------
    Total expenses..........................................   1,228,326
                                                              ----------
Net investment income.......................................     823,483
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................   1,614,413
  Foreign currency transactions.............................     (32,297)
                                                              ----------
Net realized gain on investments and foreign currency
  transactions..............................................   1,582,116
                                                              ----------
Net change in unrealized depreciation on:
  Security transactions.....................................   4,176,470
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward transactions....       9,227
                                                              ----------
Net unrealized gain on investments and foreign currency
  transactions..............................................   4,185,697
                                                              ----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................   5,767,813
                                                              ----------
Net increase in net assets resulting from operations........  $6,591,296
                                                              ==========

-------
(a) Dividends recorded net of foreign withholding taxes of $982.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.





                                                                             |21

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  1999           1998
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   823,483    $    507,272
  Net realized gain (loss) on investments and foreign
    currency transactions...................................    1,582,116      (1,159,336)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........    4,185,697      (1,478,958)
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................    6,591,296      (2,131,022)
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (367,948)       (263,908)
    Class B.................................................     (472,300)       (287,423)
    Class C.................................................       (1,667)           (355)
  From net realized gain on investments:
    Class A.................................................     (150,968)        (14,617)
    Class B.................................................     (288,307)        (31,491)
    Class C.................................................       (1,237)            (68)
  In excess of net investment income:
    Class A.................................................      (13,740)             --
    Class B.................................................      (17,636)             --
    Class C.................................................          (62)             --
  In excess of net realized gain on investments:
    Class A.................................................     (122,870)             --
    Class B.................................................     (234,649)             --
    Class C.................................................       (1,007)             --
                                                              ------------   ------------
      Total dividends and distributions to shareholders.....   (1,672,391)       (597,862)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    2,556,755       8,115,590
    Class B.................................................    6,640,161      38,978,176
    Class C.................................................      195,150          95,601
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      640,350         295,580
    Class B.................................................      985,005         358,344
    Class C.................................................        1,461             301
                                                              ------------   ------------
                                                               11,018,882      47,843,592
  Cost of shares redeemed:
    Class A.................................................   (3,792,632)     (3,538,565)
    Class B.................................................  (13,814,138)    (10,948,174)
    Class C.................................................     (133,506)        (16,703)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (6,721,394)     33,340,150
                                                              ------------   ------------
      Net increase (decrease) in net assets.................   (1,802,489)     30,611,266
NET ASSETS:
Beginning of year...........................................   56,557,576      25,946,310
                                                              ------------   ------------
End of year.................................................  $54,755,087    $ 56,557,576
                                                              ============   ============
Accumulated distribution in excess of net investment income
  at end of year............................................  $   (31,438)   $     (4,459)
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



22|

                       This page intentionally left blank




                                                                             |23

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                                  ------------------------------------------------
                                                                                                      October 22*
                                                                   Year ended        Year ended         through
                                                                  December 31,      December 31,      December 31,
                                                                      1999              1998              1997
                                                                  ------------      ------------      ------------
Net asset value at beginning of period......................        $ 10.18           $ 10.29           $ 10.00
                                                                    -------           -------           -------
Net investment income.......................................           0.22              0.15              0.03
Net realized and unrealized gain (loss) on investments......           1.15             (0.10)             0.38
                                                                    -------           -------           -------
Total from investment operations............................           1.37              0.05              0.41
                                                                    -------           -------           -------
Less dividends and distributions:
  From net investment income................................          (0.22)            (0.15)            (0.03)
  From net realized gain on investments.....................          (0.09)            (0.01)            (0.09)
  In excess of net investment income........................          (0.01)               --                --
  In excess of net realized gain on investments.............          (0.08)               --                --
                                                                    -------           -------           -------
Total dividends and distributions...........................          (0.40)            (0.16)            (0.12)
                                                                    -------           -------           -------
Net asset value at end of period............................        $ 11.15           $ 10.18           $ 10.29
                                                                    =======           =======           =======
Total investment return (a).................................          13.59%             0.52%             4.11%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................           1.97%             1.49%             1.66%+
    Expenses................................................           1.69%             1.79%             2.73%+
Portfolio turnover rate.....................................            122%              203%               29%
Net assets at end of period (in 000's)......................        $18,899           $17,946           $13,622

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




24|

                        Class B                                        Class C
    ------------------------------------------------       --------------------------------
                                        October 22*                          September 1**
     Year ended        Year ended         through           Year ended          through
    December 31,      December 31,      December 31,       December 31,       December 31,
        1999              1998              1997               1999               1998
    ------------      ------------      ------------       ------------      --------------
      $ 10.17           $ 10.29           $ 10.00             $10.17             $ 9.15
      -------           -------           -------             ------             ------
         0.14              0.08              0.02               0.14               0.05
         1.14             (0.11)             0.38               1.14               1.03
      -------           -------           -------             ------             ------
         1.28             (0.03)             0.40               1.28               1.08
      -------           -------           -------             ------             ------
        (0.14)            (0.08)            (0.02)             (0.14)             (0.05)
        (0.09)            (0.01)            (0.09)             (0.09)             (0.01)
        (0.01)               --                --              (0.01)                --
        (0.08)               --                --              (0.08)                --
      -------           -------           -------             ------             ------
        (0.32)            (0.09)            (0.11)             (0.32)             (0.06)
      -------           -------           -------             ------             ------
      $ 11.13           $ 10.17           $ 10.29             $11.13             $10.17
      =======           =======           =======             ======             ======
        12.64%            (0.27%)            4.04%             12.64%             11.77%
         1.22%             0.74%             0.91%+             1.22%              0.74%+
         2.44%             2.54%             3.48%+             2.44%              2.54%+
          122%              203%               29%               122%               203%
      $35,702           $38,528           $12,325             $  154             $   84

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                                             |25

MainStay Strategic Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on October 22, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield securities.

The Fund invests in high yield bonds. These bonds may involve special risks not commonly associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking




26|

Notes to Financial Statements




the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain



                                                                             |27

MainStay Strategic Value Fund




or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 1999:

                                                             CONTRACT     CONTRACT      UNREALIZED
                                                              AMOUNT       AMOUNT     APPRECIATION/
             FOREIGN CURRENCY SALE CONTRACTS                   SOLD       PURCHASED   (DEPRECIATION)
             -------------------------------                -----------   ---------   --------------
Euro vs. U.S. Dollar, expiring 2/7/00.....................  E   120,000   $123,772       $ 3,132
Japanese Yen vs. U.S. Dollar, expiring 3/16/00............  Y55,000,000   $538,688        (5,347)
Pound Sterling vs. U.S. Dollar, expiring 3/1/00...........  L    53,396   $ 88,162         2,096
Pound Sterling vs. U.S. Dollar, expiring 3/1/00...........  L    23,000   $ 36,603          (469)

                                                             CONTRACT     CONTRACT
                                                              AMOUNT       AMOUNT
              FOREIGN CURRENCY BUY CONTRACTS                 PURCHASED      SOLD
              ------------------------------                -----------   ---------
Pounds Sterling vs. U.S. Dollar expiring 3/1/00...........  L    35,300   $ 57,354          (456)
                                                                                      --------------
Net unrealized depreciation on foreign currency forward
  contracts...............................................                               $(1,044)
                                                                                         =======

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered.



28|

Restricted securities held at December 31, 1999:

                                                           PRINCIPAL                            PERCENT
                                           ACQUISITION      AMOUNT/                 12/31/99       OF
                SECURITY                     DATE(S)        SHARES        COST       VALUE     NET ASSETS
                --------                  --------------   ---------   ----------   --------   ----------
FRI-MRD Corp.
  15.00%, due 1/24/02...................  8/12/97-4/3/98   $250,000    $  253,170   $252,500      0.5%
International Wireless
  Communications Holdings, Inc.
  (zero coupon), due 8/15/01............         6/17/98    200,000        46,613     20,000      0.0(a)
Orius Corp.
  Bridge Loan, Term B
  13.00%, due 12/15/00..................        12/30/99    145,000       141,387    145,000      0.3
Synthetic Industries, Inc.
  Bridge Loan
  13.00%, due 12/14/00..................        12/17/99     75,000        73,908     74,250      0.1
United Artists Theatre Co.
  Bank debt, Term Loan B
  10.3093%, due 4/21/06.................        10/18/99     15,925        13,572     11,744      0.0(a)
  Bank debt, Term Loan C
  10.3702%, due 4/21/07.................        10/18/99     23,776        20,220     17,535      0.0(a)
                                                                       ----------   --------      ---
                                                             $  548,870   $521,029      0.9%
                                                                       ==========   ========      ===

 -------
 (a)  Less than one tenth of a percent.

FINANCIAL INSTRUMENTS WITH CONCENTRATION OF CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation. The Fund may be considered to have a concentration of credit risk in the banking industry, since the Fund will only acquire Loan Participations if the Selling Participant and each Intermediate Participant is a financial institution.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $173,175 and are being amortized over a period not to exceed 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.



                                                                             |29

MainStay Strategic Value Fund




Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for Federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. A permanent book/tax difference of $18,394 is an increase to accumulated net realized loss on investments. In addition, decreases of $22,891, $32,297 and $36,794 have been made to accumulated distribution in excess of net investment income, accumulated net realized loss on foreign currency and additional paid-in capital, respectively. These book/tax differences are due to certain expenses being nondeductible for tax purposes, the tax treatment of step bond gains and foreign currency losses.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,



30|

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. For the year ended December 31, 1999, the Manager earned $420,671.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at the annual rate of 0.375% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has



                                                                             |31

MainStay Strategic Value Fund




adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $5,916 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $20, $142,252 and $813, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999, amounted to $165,555.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1999, New York Life held shares of Class A with a net asset value of $1,170,898 which represents 6.2% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,489 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $22,029 for the year ended December 31, 1999.


32|

NOTE 4--FEDERAL INCOME TAX:

For Federal income tax purposes, capital loss carryforwards of $470,839 were utilized to the extent provided by regulations to offset future realized gains of the Fund during the year ended December 31, 1999. The Fund intends to elect to treat for Federal income tax purposes approximately $3,287 of qualifying foreign exchange losses that arose during the year after October 31, 1999 as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than short-term securities, were $66,064 and $76,180, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      YEAR ENDED                        PERIOD ENDED
                                                   DECEMBER 31, 1999                 DECEMBER 31, 1998
                                              ---------------------------       ----------------------------
                                              CLASS A   CLASS B   CLASS C       CLASS A   CLASS B   CLASS C*
                                              -------   -------   -------       -------   -------   --------
Shares sold.................................    229        601       18           756      3,629       10
Shares issued in reinvestment of dividends
  and distributions.........................     59         91       --            29         30       --
                                               ----     ------      ---          ----     ------       --
                                                288        692       18           785      3,659       10
Shares redeemed.............................   (356)    (1,274)     (12)         (345)    (1,069)      (2)
                                               ----     ------      ---          ----     ------       --
Net increase (decrease).....................    (68)      (582)       6           440      2,590        8
                                               ====     ======      ===          ====     ======       ==

-------
 *   First offered on September 1, 1998.



                                                                             |33

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Strategic Value Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000



34|

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.



                                                                             |35

Officers & Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel
* As of December 31, 1999.

[MAINSTAY.LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Strategic Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN18-02/00

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay
    Strategic Value Fund

    ANNUAL REPORT

    DECEMBER 31, 1999

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in the MainStay Blue Chip
                                                                Growth Fund versus the S&P 500 Index and
                                                                Inflation--Class A, Class B, and Class C
                                                                Shares                                         4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   16
                                                              Report of Independent Accountants               21
                                                              The MainStay Funds                              22

                       This page intentionally left blank

President's Letter

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2000

---------------
* Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

$10,000 Invested in the MainStay
Blue Chip Growth Fund versus the
S&P 500 Index and Inflation

CLASS A SHARES SEC Returns: 1 Year 33.96%, Since Inception 32.32%

                                  [LINE GRAPH]

                                                   MAINSTAY BLUE CHIP
PERIOD END                                             GROWTH FUND               S&P 500 INDEX(*)           INFLATION (CPI)(+)
-----------                                        ------------------            --------------             ----------------
6/1/98                                                      9450                       10000                       10000
6/98                                                        9809                       10406                       10006
9/98                                                        8524                        9371                       10043
12/98                                                      11000                       11367                       10098
3/99                                                       11794                       11934                       10135
6/99                                                       12616                       12776                       10209
9/99                                                       12493                       11978                       10313
12/99                                                      15593                       13760                       10368

CLASS B SHARES SEC Returns: 1 Year 35.78%, Since Inception 34.11%

                                  [LINE GRAPH]

                                                   MAINSTAY BLUE CHIP
PERIOD END                                             GROWTH FUND               S&P 500 INDEX*             INFLATION (CPI)+
-----------                                        ------------------            --------------             ----------------
6/1/98                                                     10000                       10000                       10000
6/98                                                       10380                       10406                       10006
9/98                                                        9010                        9371                       10043
12/98                                                      11600                       11367                       10098
3/99                                                       12420                       11934                       10135
6/99                                                       12730                       12776                       10209
9/99                                                       12586                       11978                       10313
12/99                                                      15930                       13760                       10368

CLASS C SHARES SEC Returns: 1 Year 39.78%, Since Inception 36.23%

                                  [LINE GRAPH]

                                                   MAINSTAY BLUE CHIP
PERIOD END                                             GROWTH FUND               S&P 500 INDEX(*)           INFLATION (CPI)(+)
-----------                                        ------------------            ----------------           ------------------
6/1/98                                                     10000                       10000                       10000
6/98                                                       10380                       10406                       10006
9/98                                                        9010                        9371                       10043
12/98                                                      11600                       11367                       10098
3/99                                                       12420                       11934                       10135
6/99                                                       13260                       12776                       10209
9/99                                                       13110                       11978                       10313
12/99                                                      16330                       13760                       10368

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Performance reflects a 4% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the historical performance of the Class B shares for periods 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

Several factors combined in 1999 to propel stock prices of large U.S. companies higher. So high, in fact, that for the first time in its history, the S&P 500 Composite Stock Price Index(1) recorded its fifth consecutive year of returns over 20%. Among the forces influencing the stock market were:

- Strong profit growth, primarily in the technology sector

- Continued low levels of inflation

- Record merger and acquisition activity, as deals totaling more than $1.75 trillion were announced in the U.S. alone in 1999

- Willingness of households to increase their individual portfolio allocation to stocks, and

- Rapid gravitation to the Internet and other new technologies by both businesses and individuals.

Within the S&P 500 Index, growth stocks outperformed value equities for most of the year, led by the technology sector. Other stronger-performing sectors included capital goods and basic materials. Weaker-performing sectors included health care, utilities, and transportation.

STRONG FUND PERFORMANCE

For the twelve months ended December 31, 1999, the MainStay Blue Chip Growth Fund returned 41.75% for Class A shares and 40.78% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the average Lipper(2) large-cap growth fund, which returned 38.01% for the same period. All share classes also outperformed the S&P 500 Index, which returned 21.04% for the year.

The Fund's outperformance was due primarily to strong sector allocation. Most significant was our decision to overweight technology and media holdings, particularly in the second half of the year. We overweighted the Fund in these sectors based on our view that these stocks would have strong earnings-per-share growth and the potential for multiple expansion.(3)

EFFECTIVE SECURITY SELECTION

The Fund's best performer was QUALCOMM Inc., a manufacturer of digital wireless communications products, up more than fourfold since we purchased it for the Fund in the third quarter. QUALCOMM developed the most popular cellular mobile telephone technology, and the market focused on the vast potential of this communications technology throughout 1999. Sun



-------
(1) See footnote on page 5 for more information on the S&P 500(R) Index.
(2) See footnote and table on page 9 for more information on Lipper Inc.
(3) A company's price/earnings ratio, also known as the multiple, is a measure of how much investors must pay for earnings potential. The higher the multiple, the more investors are paying, and hence, the more earnings they expect.

YEAR-BY-YEAR PERFORMANCE

YEAR END                                                               TOTAL RETURN %
--------                                                               --------------
12/98                                                                            16.4
12/99                                                                            41.75
12/98                                                                            16.00
12/99                                                                            40.78

Microsystems and Nokia were also winners for the Fund, up 262%(4) and 217%, respectively, for the year. Sun Microsystems, a leading provider of hardware and software for network-based computing systems, was a major beneficiary of continued Internet growth. Nokia's strong position in telecommunications equipment strengthened with the global explosion of wireless telephone usage. Other strong performers during the year included Tiffany & Co., up 244%, and Home Depot, up 75%. As each of these stocks appreciated, we took a small percentage of the profits generated. This proved to be an effective strategy for the Fund.

The Fund also benefited from several strategic purchases during 1999. In addition to QUALCOMM, the Fund established positions in CBS, the broadcast network, which rose 95% for the year, and Amgen, which almost doubled since the Fund purchased the stock in the spring of 1999. We continued to increase the Fund's holdings in several technology stocks on the belief that spending in technology would continue to exceed expectations. EMC rose 157% for the year, Cisco rose 130%, and Texas Instruments was up 126%.

Despite the Fund's strong overall results, some of its holdings detracted from performance. The Fund's worst overall performers were in the pharmaceutical sector, which suffered a correction. Eli Lilly declined 8%, Monsanto fell 12%, and Schering-Plough declined 16% from the Fund's purchase prices. The Fund continues to hold each of these stocks, however, as we believe these pharma-ceutical companies have solid earnings growth potential and attractive long-term fundamentals. Monsanto, for example, offers an opportunity for corporate restructuring by separating its drug and agricultural businesses. The Monsanto merger with Pharmacia and Upjohn is expected to be completed in the second quarter of 2000. As of December 31, 1999, the Fund had a 13.5% allocation in health care stocks.

-------
(4) Returns reflect performance for the one-year period ended 12/31/99.

We sold the Fund's holdings in Sun Trust and Bank of New York, as we anticipate further tightening of monetary policy by the Federal Reserve in the coming months, and financial stocks are usually less attractive in a rising interest rate environment.

LOOKING AHEAD

We intend to continue to position the Fund's portfolio in companies with strong earnings-per-share growth and the potential for increasing price-to-earnings ratios. We anticipate maintaining the Fund's overweighted positions in the technology, media, and health care sectors.

We are cautiously watching the direction of interest rates and the potential for further tightening moves by the Federal Reserve. In this election year, we are also monitoring any possible changes in the makeup of Congress. Both of these macroenvironmental factors could impact the equity market in 2000. Whatever the market brings, the Fund will continue to seek capital appreciation by investing primarily in securities of large-capitalization companies, with current income as a secondary investment objective.

Howard Ward
Portfolio Manager
Gabelli Asset Management Company

Past performance is no guarantee of future results.

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS(*)

                                    LIFE OF FUND
                      1 YEAR      THROUGH 12/31/99
    Class A           41.75%           37.12%
    Class B           40.78%           36.23%
    Class C           40.78%           36.23%

   FUND SEC RETURNS(*)

                                    LIFE OF FUND
                      1 YEAR      THROUGH 12/31/99
    Class A           33.96%           32.32%
    Class B           35.78%           34.11%
    Class C           39.78%           36.23%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                   LIFE OF FUND
                      1 YEAR     THROUGH 12/31/99
    Class A         92 out of     103 out of
                    363 funds      326 funds
    Class B         99 out of     117 out of
                    363 funds      326 funds
    Class C         99 out of     109 out of
                    363 funds      339 funds
    Average Lipper
    large-cap
    growth            38.01%        37.23%
    fund(++)

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

             NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A     $16.50      $0.0000      $0.0000
    Class B     $16.33      $0.0000      $0.0000
    Class C     $16.33      $0.0000      $0.0000

-------
(*) Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance figures for the two classes after this date vary based on differences in their loads.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/99. Lipper returns and rankings are unaudited.

(++) Lipper's new fund classification structure, effective September 1999, is reflected in this material.

MainStay Blue Chip Growth Fund

                                   SHARES           VALUE
                                -----------------------------
COMMON STOCKS (96.9%)+

BANKS (7.9%)
Mellon Financial Corp..........    242,600       $  8,263,562
Northern Trust Corp. ..........    124,600          6,603,800
State Street Corp. ............    117,500          8,584,844
                                                 ------------
                                                   23,452,206
                                                 ------------
BROADCAST/MEDIA (8.4%)
CBS Corp. (a)..................    106,800          6,828,525
Clear Channel Communications,
 Inc. (a)......................     81,700          7,291,725
Comcast Corp. Special Class
 A.............................     90,000          4,550,625
MediaOne Group, Inc. (a).......     79,700          6,121,956
                                                 ------------
                                                   24,792,831
                                                 ------------
CHEMICALS (0.9%)
Monsanto Co. ..................     75,000          2,671,875
                                                 ------------
COMMUNICATIONS--EQUIPMENT (10.6%)
Cisco Systems, Inc. (a)........     77,300          8,280,762
General Motors Corp. Class H
 (a)...........................     50,000          4,800,000
Lucent Technologies Inc. ......     84,200          6,299,213
Nokia Corp. ADR (b)............     30,000          5,700,000
QUALCOMM Inc. (a)..............     36,000          6,340,500
                                                 ------------
                                                   31,420,475
                                                 ------------
COMPUTER SOFTWARE & SERVICES (2.5%)
Automatic Data Processing,
 Inc. .........................     95,400          5,139,675
Microsoft Corp. (a)............     20,000          2,335,000
                                                 ------------
                                                    7,474,675
                                                 ------------
COMPUTER SYSTEMS (11.2%)
Dell Computer Corp. (a)........     62,200          3,172,200
EMC Corp. (a)..................     82,600          9,024,050
Hewlett-Packard Co.............     35,000          3,987,812
International Business Machines
 Corp. ........................     68,600          7,408,800
Sun Microsystems, Inc. (a).....    123,000          9,524,813
                                                 ------------
                                                   33,117,675
                                                 ------------
ELECTRONICS--SEMICONDUCTORS (7.7%)
Intel Corp. ...................    114,000          9,383,625
Motorola, Inc. ................     25,000          3,681,250
Texas Instruments Inc. ........    100,000          9,687,500
                                                 ------------
                                                   22,752,375
                                                 ------------
ENTERTAINMENT (4.5%)
Time Warner Inc. ..............    143,000         10,358,562
Viacom Inc. Class B (a)........     52,000          3,142,750
                                                 ------------
                                                   13,501,312
                                                 ------------
-----------------
+ Percentages indicated are based on Fund net assets.

                                   SHARES           VALUE
                                -----------------------------
HEALTH CARE--DRUGS (4.6%)
Lilly (Eli) & Co...............     46,000       $  3,059,000
Merck & Co., Inc. .............     65,600          4,399,300
Pfizer Inc. ...................    108,200          3,509,737
Schering-Plough Corp. .........     65,000          2,742,188
                                                 ------------
                                                   13,710,225
                                                 ------------
HEALTH CARE--MEDICAL PRODUCTS (1.5%)
Baxter International Inc. .....     69,200          4,346,625
                                                 ------------
HEALTH CARE--MISCELLANEOUS (7.4%)
Amgen Inc. (a).................    130,000          7,808,125
Bristol-Myers Squibb Co. ......     64,200          4,120,837
Johnson & Johnson..............     33,000          3,073,125
Warner-Lambert Co. ............     86,200          7,063,013
                                                 ------------
                                                   22,065,100
                                                 ------------
INSURANCE (3.1%)
Marsh & McLennan Cos., Inc. ...     97,000          9,281,688
                                                 ------------
INVESTMENT BANK/BROKERAGE (1.4%)
Merrill Lynch & Co., Inc. .....     50,200          4,191,700
                                                 ------------
MANUFACTURING (3.3%)
Corning Inc. ..................     75,000          9,670,313
                                                 ------------
PUBLISHING (8.1%)
Dow Jones & Co., Inc. .........     70,000          4,760,000
Gannett Co., Inc. .............     58,000          4,730,625
Knight-Ridder, Inc. ...........     55,000          3,272,500
McGraw-Hill Cos., Inc. (The)...     58,400          3,598,900
New York Times Co. (The) Class
 A.............................     94,000          4,617,750
Tribune Co. ...................     55,200          3,039,450
                                                 ------------
                                                   24,019,225
                                                 ------------
RETAIL (6.4%)
Home Depot, Inc. (The).........    161,250         11,055,703
Lowe's Cos., Inc. .............     80,000          4,780,000
Tiffany & Co. .................     36,000          3,213,000
                                                 ------------
                                                   19,048,703
                                                 ------------
SPECIALIZED SERVICES (3.8%)
Interpublic Group of Cos., Inc.
 (The).........................    148,600          8,572,363
Omnicom Group Inc. ............     26,000          2,600,000
                                                 ------------
                                                   11,172,363
                                                 ------------

TELECOMMUNICATIONS--LONG
 DISTANCE (3.6%)
MCI WorldCom, Inc. (a).........    124,500          6,606,281
Vodafone Airtouch PLC ADR
 (b)...........................     80,000          3,960,000
                                                 ------------
                                                   10,566,281
                                                 ------------
Total Common Stocks
 (Cost $213,068,933)...........                   287,255,647
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1999

                                 PRINCIPAL
                                   AMOUNT           VALUE
                               ------------------------------
SHORT-TERM INVESTMENT (2.5%)

REPURCHASE AGREEMENT (2.5%)
State Street Bank and Trust
 Company, 3.25%, due 1/3/00,
 with a maturity value of
 $7,321,983
 (Collateralized by $5,720,000
 U.S. Treasury Note, 12.75%,
 due 11/15/10, market
 value--$7,471,750)............  $7,320,000      $  7,320,000
                                                 ------------
Total Short-Term Investment
 (Cost $7,320,000).............                     7,320,000
                                                 ------------
Total Investments
 (Cost $220,388,933) (c).......       99.4%       294,575,647(d)
Cash and Other Assets, Less
 Liabilities...................        0.6          1,787,785
                                     -----       ------------
Net Assets.....................      100.0%      $296,363,432
                                     =====       ============

-------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) The cost for Federal income tax purposes is $220,528,751.
(d) At December 31, 1999, net unrealized appreciation was $74,046,896, based on cost Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $76,354,837 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,307,941.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $220,388,933).............................................       $294,575,647
Cash........................................................                649
Receivables:
  Fund shares sold..........................................          2,276,692
  Dividends and interest....................................            103,985
Unamortized organization expense............................             46,200
                                                                   ------------
        Total assets........................................        297,003,173
                                                                   ------------
LIABILITIES:
Payables:
  MainStay Management.......................................            232,700
  NYLIFE Distributors.......................................            189,755
  Fund shares redeemed......................................             64,515
  Transfer agent............................................             61,669
  Custodian.................................................              6,810
  Trustees..................................................              1,748
Accrued expenses............................................             82,544
                                                                   ------------
        Total liabilities...................................            639,741
                                                                   ------------
Net assets..................................................       $296,363,432
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     40,198
  Class B...................................................            136,533
  Class C...................................................              4,369
Additional paid-in capital..................................        221,272,645
Accumulated net realized gain on investments................            722,973
Net unrealized appreciation on investments..................         74,186,714
                                                                   ------------
Net assets..................................................       $296,363,432
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 66,326,116
                                                                   ============
Shares of beneficial interest outstanding...................          4,019,760
                                                                   ============
Net asset value per share outstanding.......................       $      16.50
Maximum sales charge (5.50% of offering price)..............               0.96
                                                                   ------------
Maximum offering price per share outstanding................       $      17.46
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $222,904,495
                                                                   ============
Shares of beneficial interest outstanding...................         13,653,274
                                                                   ============
Net asset value and offering price per share outstanding....       $      16.33
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  7,132,821
                                                                   ============
Shares of beneficial interest outstanding...................            436,874
                                                                   ============
Net asset value and offering price per share outstanding....       $      16.33
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   974,643
  Interest..................................................      148,339
                                                              -----------
    Total income............................................    1,122,982
                                                              -----------
Expenses:
  Management................................................    1,522,623
  Distribution--Class B.....................................      858,372
  Distribution--Class C.....................................       15,977
  Transfer agent............................................      479,598
  Service--Class A..........................................       89,206
  Service--Class B..........................................      286,124
  Service--Class C..........................................        5,326
  Registration..............................................       68,923
  Shareholder communication.................................       53,218
  Recordkeeping.............................................       40,659
  Professional..............................................       37,044
  Custodian.................................................       28,517
  Amortization of organization expense......................       13,512
  Trustees..................................................        4,739
  Miscellaneous.............................................       45,778
                                                              -----------
    Total expenses..........................................    3,549,616
                                                              -----------
Net investment loss.........................................   (2,426,634)
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................    1,764,358
Net change in unrealized appreciation on investments........   65,187,327
                                                              -----------
Net realized and unrealized gain on investments.............   66,951,685
                                                              -----------
Net increase in net assets resulting from operations........  $64,525,051
                                                              ===========

----------
(a)  Dividends recorded net of foreign withholding taxes of $940.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                    June 1, 1998*
                                                                 Year ended            through
                                                              December 31, 1999   December 31, 1998
                                                              -----------------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................    $ (2,426,634)        $  (314,446)
  Net realized gain (loss) on investments...................       1,764,358          (1,041,385)
  Net change in unrealized appreciation on investments......      65,187,327           8,999,387
                                                                ------------         -----------
  Net increase in net assets resulting from operations......      64,525,051           7,643,556
                                                                ------------         -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      37,384,835          17,005,699
    Class B.................................................     156,652,762          35,664,242
    Class C.................................................       6,104,796             125,295
  Cost of shares redeemed:
    Class A.................................................      (5,530,974)           (302,462)
    Class B.................................................     (20,500,753)         (2,156,973)
    Class C.................................................        (230,860)            (20,782)
                                                                ------------         -----------
      Increase in net assets derived from capital share
        transactions........................................     173,879,806          50,315,019
                                                                ------------         -----------
      Net increase in net assets............................     238,404,857          57,958,575
NET ASSETS:
Beginning of period.........................................      57,958,575                  --
                                                                ------------         -----------
End of period...............................................    $296,363,432         $57,958,575
                                                                ============         ===========

-------
*  Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                  Class A                       Class B                       Class C
                        ---------------------------   ---------------------------   ----------------------------
                                         June 1*                       June 1*                     September 1**
                         Year ended      through       Year ended      through       Year ended       through
                        December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                            1999           1998           1999           1998           1999           1998
                        ------------   ------------   ------------   ------------   ------------   -------------
Net asset value at
 beginning of period..    $ 11.64        $ 10.00        $  11.60       $ 10.00         $11.60         $ 8.60
                          -------        -------        --------       -------         ------         ------
Net investment loss
 (a)..................      (0.13)         (0.07)          (0.23)        (0.10)         (0.23)         (0.06)
Net realized and
 unrealized gain on
 investments..........       4.99           1.71            4.96          1.70           4.96           3.06
                          -------        -------        --------       -------         ------         ------
Total from investment
 operations...........       4.86           1.64            4.73          1.60           4.73           3.00
                          -------        -------        --------       -------         ------         ------
Net asset value at end
 of period............    $ 16.50        $ 11.64        $  16.33       $ 11.60         $16.33         $11.60
                          =======        =======        ========       =======         ======         ======
Total investment
 return (b)...........      41.75%         16.40%          40.78%        16.00%         40.78%         34.88%
Ratios (to average net
 assets)/
 Supplemental Data:
   Net investment
     loss.............      (1.02%)        (1.66%)+        (1.77%)       (2.41%)+       (1.77%)        (2.41%)+
   Expenses...........       1.76%          2.34%+          2.51%         3.09%+         2.51%          3.09%+
Portfolio turnover
 rate.................         43%            21%             43%           21%            43%            21%
Net assets at end of
 period
 (in 000's)...........    $66,326        $19,361        $222,904       $38,478         $7,133         $  120

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Blue Chip Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Blue Chip Growth Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

Notes to Financial Statements

NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,553 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ

MainStay Blue Chip Growth Fund

from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $2,426,634 are decreases of both accumulated net investment loss and additional paid-in capital. These book-tax differences are due to net investment loss incurred by the Fund in 1999.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Gabelli Asset Management Company ("GAMCO") (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended December 31, 1999 the Manager earned $1,522,623.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and GAMCO, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.50% on assets up to $500 million, and 0.40% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $37,028 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $110,701 and $1,115, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999, amounted to $479,598.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1999, New York Life held shares of Class A with a net asset value of $14,850,000 which represents 22.4% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $3,087 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $40,659 for the year ended December 31, 1999.

MainStay Blue Chip Growth Fund

NOTE 4--FEDERAL INCOME TAX:

The Fund utilized $344,621 of capital loss carryforwards during the current year.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were $228,959 and $64,735, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED                JUNE 1, 1998* THROUGH
                                                    DECEMBER 31, 1999              DECEMBER 31, 1998
                                               ---------------------------   -----------------------------
                                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C**
                                               -------   -------   -------   -------   -------   ---------
Shares sold..................................   2,768    11,864      444      1,693     3,538       12
Shares redeemed..............................    (411)   (1,528)     (17)       (30)     (221)      (2)
                                                -----    ------      ---      -----     -----       --
Net increase.................................   2,357    10,336      427      1,663     3,317       10
                                                =====    ======      ===      =====     =====       ==

-------

 *   Commencement of operations.
**   First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Blue Chip Growth Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

Officers & Trustees*                                   [THE MAINSTAY FUNDS LOGO]

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee                      MAINSTAY
JOHN A. FLANAGAN          Chief Financial Officer      EQUITY INDEX FUND
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel

(*) As of December 31, 1999.


    MainStay                                           ANNUAL REPORT
    Blue Chip Growth Fund                              DECEMBER 31, 1999

NYLIFE DISTRIBUTORS INC.                               [MAINSTAY INVESTMENTS LOGO]
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Blue Chip Growth Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN19-02/00

[RECYCLED PAPER LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in the MainStay Equity
                                                              Income Fund versus Lipper Equity Income Fund
                                                              Index, Russell 1000 Value Index, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   16
                                                              Report of Independent Accountants               21
                                                              The MainStay Funds                              22

                       This page intentionally left blank












2|

President's Letter
The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2000

---------------
* Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.


                                                                              |3

$10,000 Invested in the MainStay Equity
Income Fund versus Lipper Equity Income
Fund Index, Russell 1000 Value Index,
and Inflation

CLASS A SHARES SEC Returns: 1 Year 18.23%, Since Inception 13.92%

                                          MAINSTAY EQUITY         LIPPER EQUITY        RUSSELL 1000 VALUE
                                            INCOME FUND         INCOME FUND INDEX*          INDEX(+)           INFLATION (CPI)(++)
                                          ---------------       ------------------     ------------------      ---------------
6/1/98                                         9450.00               10000.00               10000.00               10000.00
6/98                                           9478.00               10081.00               10128.00               10006.00
9/98                                           9057.00                9081.00                8955.00               10043.00
12/98                                          9829.00               10282.00               10442.00               10098.00
3/99                                          10528.00               10292.00               10591.00               10135.00
6/99                                          12520.00               11211.00               11786.00               10209.00
9/99                                          11844.00               10295.00               10631.00               10313.00
12/99                                         12296.00               10713.00               11208.00               10368.00

CLASS B SHARES SEC Returns: 1 Year 19.16%, Since Inception 14.86%

                                          MAINSTAY EQUITY         LIPPER EQUITY        RUSSELL 1000 VALUE
                                            INCOME FUND         INCOME FUND INDEX*           INDEX(+)         INFLATION (CPI)(++)
                                          ---------------       ------------------     ------------------     -----------------
6/1/98                                        10000.00               10000.00               10000.00               10000.00
6/98                                          10030.00               10081.00               10128.00               10006.00
9/98                                           9558.00                9081.00                8955.00               10043.00
12/98                                          9838.00               10282.00               10442.00               10098.00
3/99                                          10522.00               10292.00               10591.00               10135.00
6/99                                          12621.00               11211.00               11786.00               10209.00
9/99                                          11910.00               10295.00               10631.00               10313.00
12/99                                         12457.00               10713.00               11208.00               10368.00

CLASS C SHARES SEC Returns: 1 Year 23.16%, Since Inception 17.17%

                                          MAINSTAY EQUITY         LIPPER EQUITY        RUSSELL 1000 VALUE
                                            INCOME FUND         INCOME FUND INDEX(*)         INDEX(+)         INFLATION (CPI)(++)
                                          ---------------       ------------------     ------------------      ---------------
6/1/98                                        10000.00               10000.00               10000.00               10000.00
6/98                                          10030.00               10081.00               10128.00               10006.00
9/98                                           9558.00                9081.00                8955.00               10043.00
12/98                                         10356.00               10282.00               10442.00               10098.00
3/99                                          11076.00               10292.00               10591.00               10135.00
6/99                                          13146.00               11211.00               11786.00               10209.00
9/99                                          12406.00               10295.00               10631.00               10313.00
12/99                                         12857.00               10713.00               11208.00               10368.00



4|

-------
     Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Performance reflects a 4% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The Lipper Equity Income Fund Index is an unmanaged equally weighted index of the thirty largest funds in the Lipper equity income fund universe. Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. An investment cannot be made directly into an index.

(+) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(++) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.




                                                                              |5

Portfolio Management Discussion and Analysis

Value equity investors faced a variety of challenges in 1999. While commodity and industrial fundamentals strengthened, the market appeared indifferent to these developments. Strong earnings performance in traditional value sectors such as basic materials, energy, and utilities was largely overshadowed by the market's focus on technology stocks and large-cap growth companies.

PERFORMANCE REVIEW

For the year ended December 31, 1999, the MainStay Equity Income Fund returned 25.11% for Class A shares and 24.16% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 7.35% return of the Russell 1000(R) Value Index(1) for 1999. All share classes strongly outperformed the 3.34% return of the average Lipper(2) equity income fund, with Class A shares ranking in the top 1% and Class B and Class C shares ranking in the top 3% of a peer group consisting of 219 equity income funds. The Fund's outperformance was largely due to careful security selection and identification of key valuation drivers in energy and other market sectors throughout 1999.

Perhaps the most important decision that influenced the Fund's performance was made in the late winter months of 1999. Following a precipitous drop in crude-oil and natural-gas prices, OPEC members set aside differences and agreed to curtail supply. This event combined with reduced natural-gas drilling activity in the United States at a time when global monetary easing was helping to ensure that demand would strengthen. We decided to take advantage of lower energy-stock prices for the Fund, anticipating a dramatic turnaround. Our strong commitment to the energy sector proved beneficial, with Kerr-McGee, Columbia Energy, YPF Sociedad Anonima, Devon Energy, and Union Pacific Resources all contributing materially to the Fund's strong performance.

Another strong performer was Callaway Golf, a golf equipment manufacturer that we purchased for the Fund during the summer months as investors questioned the efficacy of the company's restructuring. Careful due diligence gave us confidence in the company's financial and operational outlook, and based on the stock's weighting and total return, the position was the strongest contributor to the Fund's positive performance in 1999.

Illinova Corporation is a Midwestern utility that agreed to merge with Dynegy Corp. in a synergistic transaction that combined strengths in energy marketing with excellent generation of assets. The Fund is receiving shares in the combined company and the position was the Fund's second-strongest performer in 1999 in light of its strong return and weighting in the portfolio.

Fluor Corporation's main business units in engineering, construction, and coal production were all poised to benefit from improving fundamentals, even as



-------
(1) See footnote on page 5 for more information on the Russell 1000(R) Value Index.
(2) See footnote and table on page 9 for more information on Lipper Inc.




6|

YEAR-BY-YEAR PERFORMANCE

                                                                          CLASS A                       CLASS B & CLASS C
[BAR GRAPH]                                                               -------                       -----------------
12/98                                                                       4.01                               3.56
12/99                                                                      25.11                              24.16

the price declined late in the first quarter and early in the second quarter of 1999. Recognizing the company's restructuring potential, we built a large position that was among the Fund's strongest-performing holdings when investors returned to the stock as the year progressed.

Of course, not all of the Fund's positions had positive results. Despite compelling valuations, Philip Morris continued to suffer from tobacco litigation concerns and was the Fund's worst-performing stock. The Fund has retained a small position and will monitor the situation before increasing exposure. Allstate Corporation faced an earnings shortfall that caused it to underperform the market, despite the stock's high yield and the company's strong asset value and active restructuring. We maintain a modest position in the stock, which detracted from the Fund's performance in 1999. The Fund also held various electric utilities and real estate investment trusts that underperformed the market in 1999, as many investors gravitated away from defensive issues and toward stocks with stronger growth potential.

WEIGHTED FOR THE FUTURE

Anticipating a robust worldwide economic environment in 2000, we continue to overweight the Fund in energy stocks, with oil and gas producers accounting for 17.6% of the Fund's portfolio as of December 31, 1999. Refining stocks, at 6.8% of the portfolio at year-end, are also poised to benefit from shifting supply-and-demand dynamics. Just as OPEC producers cut back production when profitability suffered, refiners have gradually reduced runs just as demand has accelerated around the world. As of late December 1999, inventories of refined products stood at five-year lows--even lower on a days-of-demand basis.



                                                                              |7

Barring another unseasonably warm winter, margins should improve substantially over the next several months, pushing the price of refining stocks higher.

We believe that stronger demand may be a key driver for three other groups in which the Fund is overweighted: chemicals (17%), capital goods (8.5%), and metals (4.5%). In each case, we have sought companies with a positive supply/demand outlook. Examples include Air Products and Chemicals, Phelps-Dodge (copper), and CNH Global NV (farm equipment). By focusing on companies with low valuations and high dividend yields, we seek to preserve capital if the expansion we anticipate fails to materialize.

The Fund has also strongly overweighted electric and gas utilities (17.2%) for their combination of low valuations and competitive dividend yields. The Fund's real estate investment trust holdings are primarily focused on health care and may benefit if investors seek more defensive names during the coming year.

High valuations and unfavorable fundamentals led us to underweight the Fund in consumer staples (3.3%) and health care products (1.4%). As valuations continued to drop, however, we have added positions in Heinz, Becton Dickinson, and ConAgra, all of which may benefit from leadership in their respective markets. We have also underweighted the Fund in financial stocks (2%), which have suffered in a rising rate environment. This proved beneficial for the Fund's performance throughout 1999.

LOOKING AHEAD

The Fund currently favors economically sensitive value sectors and out-of-favor mid-cap stocks. We continue to seek stocks at historically low valuations with strong dividend yields, focusing on issues that offer attractive total return potential and may provide a measure of downside protection in today's highly volatile market environment.

Perhaps the biggest risk to the portfolio would be a rapid decline in domestic or overseas economies in 2000. While we do not view this as likely, monetary policy decisions could derail economic growth if interest rates rise too far or too fast. Given the recent and dramatic rise in NASDAQ stocks, we believe a material sell-off could negatively impact the broader stock market.

No matter what the economy or the markets may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital appreciation and income.

Michael C. Sheridan
Richard A. Rosen
Portfolio Managers
MacKay Shields LLC


Past performance is
no guarantee of
future results.



8|

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                               LIFE OF FUND
                              1 YEAR         THROUGH 12/31/99
    Class A                   25.11%              18.05%
    Class B                   24.16%              17.17%
    Class C                   24.16%              17.17%

   FUND SEC RETURNS*

                                      LIFE OF FUND
                          1 YEAR    THROUGH 12/31/99
    Class A               18.23%         13.92%
    Class B               19.16%         14.86%
    Class C               23.16%         17.17%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                               LIFE OF FUND
                              1 YEAR         THROUGH 12/31/99
    Class A             2 out of 219 funds  4 out of 211 funds
    Class B             5 out of 219 funds  10 out of 211 funds
    Class C             5 out of 219 funds  11 out of 216 funds
    Average Lipper
    equity income fund        3.34%                3.50%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

             NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A     $11.81      $0.2209      $0.7443
    Class B     $11.78      $0.1463      $0.7443
    Class C     $11.78      $0.1463      $0.7443

-------
 *    Past performance is no guarantee of future results.
      Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower.
      The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

      Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance data for the two classes after this date vary based on differences in their loads.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/99. Lipper returns and rankings are unaudited.




                                                                              |9

MainStay Equity Income Fund

                                     SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (91.1%)+
CHEMICALS (16.8%)
Air Products and Chemicals,
 Inc. ...........................     44,000       $ 1,476,750
Arch Chemicals, Inc. ............     22,500           471,094
CK Witco Corp. ..................     70,000           936,250
Cytec Industries Inc. (a)........     43,000           994,375
Eastman Chemical Co. ............     38,000         1,812,125
Geon Co. (The)...................     12,000           390,000
Olin Corp. ......................     33,600           665,700
Solutia Inc. ....................     35,400           546,487
                                                   -----------
                                                     7,292,781
                                                   -----------
CONTAINERS (1.0%)
Owens-Illinois, Inc. (a).........     18,000           451,125
                                                   -----------

ELECTRIC POWER COMPANIES (14.5%)
Allegheny Energy, Inc. ..........     14,000           377,125
Cinergy Corp. ...................     27,600           665,850
DTE Energy Co. ..................     14,600           458,075
Energy East Corp. ...............     13,400           278,888
Illinova Corp. ..................     50,000         1,737,500
Niagara Mohawk Holdings, Inc.
 (a).............................     45,000           627,187
PECO Energy Co. .................     21,000           729,750
SCANA Corp. .....................     20,000           537,500
ScottishPower PLC ADR (b)........     15,080           422,240
Texas Utilities Co. .............     13,400           476,538
                                                   -----------
                                                     6,310,653
                                                   -----------
ENGINEERING & CONSTRUCTION (3.7%)
Fluor Corp. .....................     35,300         1,619,388
                                                   -----------
FINANCE (2.2%)
American General Corp. ..........      7,500           569,062
ASA Ltd. ........................     20,000           378,750
                                                   -----------
                                                       947,812
                                                   -----------
FOOD (2.2%)
ConAgra, Inc. ...................     25,000           564,062
Heinz (H.J.) Co. ................     10,000           398,125
                                                   -----------
                                                       962,187
                                                   -----------
HEALTH CARE--MEDICAL PRODUCTS (1.4%)
Becton, Dickinson & Co. .........     23,000           615,250
                                                   -----------
HEAVY DUTY TRUCKS (1.5%)
Dana Corp. ......................      6,300           188,606
Navistar International Corp.
 (a).............................     10,100           478,488
                                                   -----------
                                                       667,094
                                                   -----------
--------------------------------------------------------------


--------------------------------------------------------------
                                     SHARES           VALUE
INSURANCE (0.6%)
Allstate Corp. (The).............      9,800       $   235,200
                                                   -----------

LEISURE TIME (3.2%)
Callaway Golf Co. ...............     78,500         1,388,469
                                                   -----------

MACHINERY (3.6%)
AGCO Corp. ......................     44,000           591,250
Caterpillar Inc. ................     12,800           602,400
CNH Global N.V...................     28,500           379,406
                                                   -----------
                                                     1,573,056
                                                   -----------
MANUFACTURING (0.7%)
Hillenbrand Industries, Inc. ....     10,000           316,875
                                                   -----------

METALS--MINING (2.8%)
Phelps Dodge Corp. ..............     18,200         1,221,675
                                                   -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (3.6%)
Coastal Corp. (The)..............     13,000           460,688
Columbia Energy Group............     10,600           670,450
Equitable Resources, Inc. .......     12,600           420,525
                                                   -----------
                                                     1,551,663
                                                   -----------
OIL & GAS SERVICES (14.0%)
Burlington Resources Inc. .......     20,000           661,250
Devon Energy Corp. ..............     39,991         1,314,704
Union Pacific Resources Group
 Inc. ...........................    172,200         2,195,550
Valero Energy Corp. .............     95,300         1,894,088
                                                   -----------
                                                     6,065,592
                                                   -----------
OIL--INTEGRATED DOMESTIC (6.5%)
Ashland Inc. ....................     10,000           329,375
Conoco Inc.--Class B.............     23,000           572,125
Kerr-McGee Corp. ................     10,600           657,200
Sunoco, Inc. ....................     30,000           705,000
USX-Marathon Group...............     21,600           533,250
                                                   -----------
                                                     2,796,950
                                                   -----------
OIL--INTEGRATED INTERNATIONAL (2.7%)
ENI Spa PLC ADR (b)..............     14,000           771,750
Texaco Inc. .....................      7,200           391,050
                                                   -----------
                                                     1,162,800
                                                   -----------
PAPER & FOREST PRODUCTS (1.1%)
Georgia-Pacific Corp. ...........      9,700           492,275
                                                   -----------

RAILROADS (0.9%)
Burlington Northern Santa Fe
 Corp. ..........................     16,600           402,550
                                                   -----------



+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




10|

Portfolio of Investments December 31, 1999




                                     SHARES           VALUE
--------------------------------------------------------------
REAL ESTATE INVESTMENT/MANAGEMENT (3.7%)
Developers Diversified Realty
 Corp. ..........................     20,000       $   257,500
Health Care Property Investors,
 Inc. ...........................     15,500           370,062
Healthcare Realty Trust, Inc. ...     22,500           351,563
Highwoods Properties, Inc. ......     13,800           320,850
Nationwide Health Properties,
 Inc. ...........................     23,400           321,750
                                                   -----------
                                                     1,621,725
                                                   -----------
RETAIL (0.7%)
Payless ShoeSource, Inc. (a).....      6,000           282,000
                                                   -----------
STEEL (1.7%)
USX--U.S. Steel Group............     22,000           726,000
                                                   -----------

TOBACCO (1.1%)
Philip Morris Cos. Inc. .........     19,500           452,156
                                                   -----------

TOYS (0.9%)
Hasbro, Inc. ....................     20,000           381,250
                                                   -----------
Total Common Stocks (Cost
 $38,706,314)....................                   39,536,526
                                                   -----------

PREFERRED STOCKS (1.5%)

PAPER & FOREST PRODUCTS (0.8%)
International Paper Co.
 5.25%...........................      6,000           327,000
                                                   -----------

REAL ESTATE INVESTMENT/MANAGEMENT (0.7%)
General Growth Properties, Inc.
 7.25%, 7/15/08 (c)..............     16,000           320,000
                                                   -----------
Total Preferred Stocks
 (Cost $686,500).................                      647,000
                                                   -----------
                                   PRINCIPAL
                                     AMOUNT           VALUE
--------------------------------------------------------------
SHORT-TERM INVESTMENTS (8.9%)

COMMERCIAL PAPER (8.9%)
Associates Corp. of North America
 4.00%, due 1/3/00...............  $1,385,000      $ 1,384,692
Ford Motor Credit Co.
 4.50%, due 1/10/00..............   1,500,000        1,498,312
General Electric Capital Corp.
 5.25%, due 1/25/00..............   1,000,000          996,499
                                                   -----------
Total Short-Term Investments
 (Cost $3,879,503)...............                    3,879,503
                                                   -----------
Total Investments
 (Cost $43,272,317) (d)..........      101.5%       44,063,029(e)
Liabilities in Excess of Cash,
 and Other Assets................       (1.5)         (671,746)
                                       -----         ---------
Net Assets                             100.0%      $43,391,283
                                       =====         =========


-------
 (a) Non-income producing security.
 (b) ADR--American Depository Receipt.
 (c) PIERS--Preferred Income Equity Redeemable Stock.
 (d) The cost for Federal income tax purposes is $43,334,110.
 (e) At December 31, 1999, net unrealized appreciation was $728,919, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,425,629 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,696,710.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                             |11

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $43,272,317)..............................................       $44,063,029
Cash........................................................             4,804
Receivables:
  Fund shares sold..........................................           479,631
  Dividends and interest....................................           101,418
Unamortized organization expense............................            46,141
                                                                   -----------
        Total assets........................................        44,695,023
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,172,409
  MainStay Management.......................................            45,680
  NYLIFE Distributors.......................................            23,517
  Transfer agent............................................             9,374
  Custodian.................................................             6,258
  Fund shares redeemed......................................             5,098
  Trustees..................................................               303
Accrued expenses............................................            41,101
                                                                   -----------
        Total liabilities...................................         1,303,740
                                                                   -----------
Net assets..................................................       $43,391,283
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    15,883
  Class B...................................................            20,200
  Class C...................................................               699
Additional paid-in capital..................................        41,737,477
Accumulated undistributed net realized gain on
  investments...............................................           826,312
Net unrealized appreciation on investments..................           790,712
                                                                   -----------
Net assets..................................................       $43,391,283
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $18,764,395
                                                                   ===========
Shares of beneficial interest outstanding...................         1,588,299
                                                                   ===========
Net asset value per share outstanding.......................       $     11.81
Maximum sales charge (5.50% of offering price)..............              0.69
                                                                   -----------
Maximum offering price per share outstanding................       $     12.50
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $23,802,958
                                                                   ===========
Shares of beneficial interest outstanding...................         2,020,019
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.78
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   823,930
                                                                   ===========
Shares of beneficial interest outstanding...................            69,925
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.78
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



12|

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  821,328
  Interest..................................................     156,507
                                                              ----------
    Total income............................................     977,835
                                                              ----------
Expenses:
  Management................................................     190,667
  Distribution--Class B.....................................      96,393
  Distribution--Class C.....................................       2,169
  Transfer agent............................................      85,277
  Registration..............................................      36,911
  Service--Class A..........................................      35,241
  Service--Class B..........................................      32,131
  Service--Class C..........................................         723
  Professional..............................................      23,590
  Custodian.................................................      22,573
  Shareholder communication.................................      21,706
  Recordkeeping.............................................      13,643
  Amortization of organization expense......................      13,490
  Trustees..................................................         786
  Miscellaneous.............................................      18,492
                                                              ----------
    Total expenses before reimbursement.....................     593,792
Expense reimbursement by Manager............................     (45,799)
                                                              ----------
    Net expenses............................................     547,993
                                                              ----------
Net investment income.......................................     429,842
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   2,946,162
Net change in unrealized appreciation/depreciation on
  investments...............................................     795,505
                                                              ----------
Net realized and unrealized gain on investments.............   3,741,667
                                                              ----------
Net increase in net assets resulting from operations........  $4,171,509
                                                              ==========

-------


(a)  Dividends recorded net of foreign withholding taxes of $5,304.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                             |13

Statement of Changes in Net Assets

                                                                                    June 1, 1998*
                                                                 Year ended            through
                                                              December 31, 1999   December 31, 1998
                                                              -----------------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................     $   429,842         $    73,306
  Net realized gain on investments..........................       2,946,162             526,098
  Net change in unrealized appreciation/depreciation on
    investments.............................................         795,505              (4,793)
                                                                 -----------         -----------
  Net increase in net assets resulting from operations......       4,171,509             594,611
                                                                 -----------         -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................        (269,644)            (70,639)
    Class B.................................................        (171,600)            (14,420)
    Class C.................................................          (3,987)                 (1)
  From net realized gain on investments:
    Class A.................................................      (1,093,105)            (73,706)
    Class B.................................................      (1,397,249)            (28,837)
    Class C.................................................         (50,299)                 (2)
                                                                 -----------         -----------
      Total dividends and distributions to shareholders.....      (2,985,884)           (187,605)
                                                                 -----------         -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       7,269,510           9,963,096
    Class B.................................................      23,104,511           4,192,218
    Class C.................................................       1,014,522                 300
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       1,141,978              79,421
    Class B.................................................       1,489,350              38,060
    Class C.................................................          49,257                   3
                                                                 -----------         -----------
                                                                  34,069,128          14,273,098
  Cost of shares redeemed:
    Class A.................................................      (1,266,462)            (15,950)
    Class B.................................................      (4,859,157)           (207,914)
    Class C.................................................        (194,090)                 (1)
                                                                 -----------         -----------
      Increase in net assets derived from capital share
        transactions........................................      27,749,419          14,049,233
                                                                 -----------         -----------
      Net increase in net assets............................      28,935,044          14,456,239
NET ASSETS:
Beginning of period.........................................      14,456,239                  --
                                                                 -----------         -----------
End of period...............................................     $43,391,283         $14,456,239
                                                                 ===========         ===========
Accumulated undistributed net investment income at end of
  period....................................................     $        --         $     3,420
                                                                 ===========         ===========

-------

 *   Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




14|

Financial Highlights selected per share data and ratios

                                    Class A                          Class B                          Class C
                         -----------------------------    -----------------------------    -----------------------------
                                            June 1*                          June 1*                       September 1**
                          Year ended        through        Year ended        through        Year ended        through
                         December 31,    December 31,     December 31,    December 31,     December 31,    December 31,
                             1999            1998             1999            1998             1999            1998
                         ------------    -------------    ------------    -------------    ------------    -------------
Net asset value at
  beginning of
  period.............      $ 10.25          $ 10.00         $ 10.24          $ 10.00         $ 10.24          $  9.06
                           -------          -------         -------          -------         -------          -------
Net investment
  income.............         0.22             0.07            0.15             0.04            0.15             0.04
Net realized and
  unrealized gain on
  investments........         2.30             0.32            2.28             0.31            2.28             1.25
                           -------          -------         -------          -------         -------          -------
Total from investment
  operations.........         2.52             0.39            2.43             0.35            2.43             1.29
                           -------          -------         -------          -------         -------          -------
Less dividends and
  distributions:
From net investment
  income.............        (0.22)           (0.07)          (0.15)           (0.04)          (0.15)           (0.04)
From net realized
  gain on
  investments........        (0.74)           (0.07)          (0.74)           (0.07)          (0.74)           (0.07)
                           -------          -------         -------          -------         -------          -------
Total dividends and
  distributions......        (0.96)           (0.14)          (0.89)           (0.11)          (0.89)           (0.11)
                           -------          -------         -------          -------         -------          -------
Net asset value at
  end of period......      $ 11.81          $ 10.25         $ 11.78          $ 10.24         $ 11.78          $ 10.24
                           =======          =======         =======          =======         =======          =======
Total investment
  return (a).........        25.11%            4.01%          24.16%            3.56%          24.16%           14.30%
Ratios (to average
  net assets)
  Supplemental Data:
    Net investment
      income.........         1.94%            1.20%+          1.19%            0.45%+          1.19%            0.45%+
    Net expenses.....         1.65%            3.11%+          2.40%            3.86%+          2.40%            3.86%+
    Expenses (before
     reimbursement)..         1.82%            3.11%+          2.57%            3.86%+          2.57%            3.86%+
Portfolio turnover
  rate...............          193%             270%            193%             270%            193%             270%
Net assets at end of
  period (in
  000's).............      $18,764          $10,290         $23,803          $ 4,166         $   824          $    --(b)

-------

 *   Commencement of operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                                             |15

MainStay Equity Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal



16|

Notes to Financial Statements




exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ



                                                                             |17

MainStay Equity Income Fund




from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $11,969 and $13,490 are decreases to accumulated net investment loss and additional paid-in capital, respectively. In addition, accumulated undistributed net realized gain on investments has been increased by $1,521. These book-tax differences are due primarily to the tax treatment of income earned from Real Estate Investment Trusts.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 1999, the Manager earned $190,667 and reimbursed the Fund $45,799.



18|

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $6,265 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $18,309 and $514, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999 amounted to $85,277.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1999, New York Life held shares of Class A with a net asset value of $10,629,000, which represents 56.6% of the Class A net assets at year end.



                                                                             |19

MainStay Equity Income Fund




OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $590 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $13,643 for the year ended December 31, 1999.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than short-term securities, were $71,657 and $48,092, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    YEAR ENDED                JUNE 1, 1998* THROUGH
                                                 DECEMBER 31, 1999              DECEMBER 31, 1998
                                            ---------------------------   -----------------------------
                                            CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C**
                                            -------   -------   -------   -------   -------   ---------
Shares sold...............................    598      1,887       82        998      424        --
Shares issued in reinvestment of dividends
  and distributions.......................    101        132        4          8        4        --
                                             ----      -----      ---      -----      ---         --
                                              699      2,019       86      1,006      428        --
Shares redeemed...........................   (115)      (406)     (16)        (2)     (21)       --
                                             ----      -----      ---      -----      ---         --
Net increase..............................    584      1,613       70      1,004      407        --(a)
                                             ====      =====      ===      =====      ===         ==

-------

 *   Commencement of operations.
**   First offered on September 1, 1998.
(a)  Less than one thousand.


20|

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Equity Income Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000


                                                                             |21

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.


22|

Officers & Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel
* As of December 31, 1999.

[MAINSTAY INVESTMENTS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Equity Income Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN20-02/00

[RECYCLE.LOGO]

[MAINSTAY FUNDS LOGO]

    MainStay
    Equity Income Fund

    ANNUAL REPORT
    DECEMBER 31, 1999

    [MAINSTAY INVESTMENTS LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in the MainStay Global High
                                                              Yield Fund versus J.P. Morgan Emerging
                                                              Markets Bond Index--Class A, Class B, and
                                                              Class C Shares                                   3
                                                              Management Discussion and Analysis               5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   16
                                                              Report of Independent Accountants               25
                                                              The MainStay Funds                              26

President's Letter

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2000

---------------
* Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

+ Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
  Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.



2|

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in the MainStay Global High
Yield Fund versus J.P. Morgan Emerging
Markets Bond Index

CLASS A SHARES SEC Returns: 1 Year 12.84%, Since Inception -3.60%

                                                                                                   J.P.MORGAN EMERGING MARKETS
                                                                          CLASS A                          BOND INDEX*
                                                                          -------                  ---------------------------
6/1/98                                                                      9550                              10000
6/98                                                                        9273                               9711
9/98                                                                        7066                               7649
12/98                                                                       7986                               8408
3/99                                                                        8250                               8834
6/99                                                                        8429                               9297
9/99                                                                        8597                               9409
12/99                                                                       9435                              10593

CLASS B SHARES SEC Returns: 1 Year 12.01%, Since Inception -4.19%

                                                                                                   J.P.MORGAN EMERGING MARKETS
                                                                          CLASS B                          BOND INDEX*
                                                                          -------                  ---------------------------
6/1/98                                                                     10000                              10000
6/98                                                                        9700                               9711
9/98                                                                        7369                               7649
12/98                                                                       8318                               8408
3/99                                                                        8588                               8834
6/99                                                                        8359                               9297
9/99                                                                        8484                               9409
12/99                                                                       9344                              10593

 CLASS C SHARES SEC Returns: 1 Year 16.01%, Since Inception -1.69%

                                                                                                   J.P.MORGAN EMERGING MARKETS
                                                                          CLASS C                          BOND INDEX*
                                                                          -------                  ---------------------------
6/1/98                                                                     10000                              10000
6/98                                                                        9700                               9711
9/98                                                                        7369                               7649
12/98                                                                       8318                               8408
3/99                                                                        8588                               8834
6/99                                                                        8759                               9297
9/99                                                                        8884                               9409
12/99                                                                       9733                              10593


                                                                               3
                                                                               -

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 4.5% up-front sales charge, thereby reducing the amount of the investment to $9,550. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Performance reflects a 4% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The J.P. Morgan Emerging Markets Bond Index (EMBI) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds. As of 12/31/99, the EMBI included thirty issues with a total face value of $103.5 billion and a market capitalization of $74.6 billion. An investment cannot be made directly into an index.

Management Discussion and Analysis

Emerging markets entered 1999 still reeling from financial difficulties in Asia and the devaluation of the Russian ruble. In January 1999, global economic woes spread to Brazil, where the real was also devalued. Fortunately, quick action by the Brazilian government helped restore confidence, and initial concerns about economic collapse and hyperinflation were essentially put to rest. Brazil's 1999 inflation rate was below 10% and the economy has started to grow again.

The second and third quarters of 1999 were dominated by positive events in Asia and a recovery in Russian debt, despite a de facto default on Soviet-era loans. The South Korean economy started to show signs of a recovery in late 1998, and by mid-1999, improvements in the economy, the government's fiscal position, and the currency (the won) all helped return the country's debt rating to investment grade. After a shaky start, Russian debt as measured by the J.P. Morgan EMBI Index(1) returned 33.9% for 1999, making it the best-performing emerging debt market.

PERFORMANCE REVIEW

For the year ended December 31, 1999, the MainStay Global High Yield Fund returned 18.15% for Class A shares and 17.01% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 24.51% return of the average Lipper(2) emerging markets debt fund and the 25.97% return of the J.P. Morgan Emerging Markets Bond Index. The Fund's underperformance was largely due to being underweighted in Brazilian and Russian bonds, which made dramatic comebacks during the course of the year.

RECOVERING MARKETS

Following the difficulties Brazil faced in 1998, we intentionally underweighted the Fund in Brazilian bonds early in 1999. Armenio Fraga was appointed as head of the nation's central bank and strict measures were initiated to seek to improve the country's financial position. The market reacted quickly and positively to these developments. Because the Fund was underweighted in Brazil, the rapid turnaround had a negative impact on the Fund's performance, particularly in the first quarter of 1999. Even so, two of the Fund's Brazilian positions were stellar performers. Republic of Brazil FRN bonds, due April 15, 2014, returned 38.4% for the year, and Republic of Brazil 10 1/8% bonds, due May 15, 2027, returned 42.8% in 1999, helping to boost the Fund's performance.

Our strategy in Russia also carried a conservative bias. Focusing on the dire economic and political situation in the country following the ruble's devaluation and the government's decision to stop servicing Soviet-era debt, we shied away

-------
(1) See footnote on page 4 for more information on the J.P. Morgan EMBI Index.
(2) See footnote and table on page 9 for more information on Lipper Inc.


                                                                               5
                                                                               -

YEAR-BY-YEAR PERFORMANCE
[PERFORMANCE CHART]

                                                                          CLASS A                      CLASS B AND CLASS C
                                                                          -------                      -------------------
12/98                                                                      -16.38                             -16.82
12/99                                                                       18.15                              17.01

from Russian bonds in the Fund. With increasing foreign exchange reserves, rising oil prices, and improving political and economic conditions, the Fund reentered the Russian market in the fourth quarter of 1999. By year-end, Russian bonds were offering yields greater than 20%, making them extremely attractive relative to alternative investments. While Russian bonds contributed positively to the Fund's performance, the Fund's late reentry into this market hurt its performance relative to its peers.

The Fund's Korean debt exposure also contributed positively to performance as the country's fundamentals and debt rating improved. Based on the J.P. Morgan EMBI+,(3) Korean debt yield spreads contracted dramatically in 1999, with Korean bonds denominated in U.S. dollars declining from 362 basis points over U.S. Treasuries at the beginning of the year to just 142 basis points at year-end. This contraction was positive for investors, although we reduced the Fund's Korean position to pursue more attractive opportunities elsewhere in Asia and Latin America.

OTHER LATIN MARKETS

Argentina elected De La Rua, an opposition party candidate, but still has a long way to go in solving the country's financial problems, including a mounting budget deficit. We anticipate that the new administration may receive considerable assistance from the International Monetary Fund and are maintaining both corporate and government positions in the country at what we believe are attractive yields.

In Mexico, the first-ever Institutional Revolutionary Party (PRI) presidential primary was held without incident, signaling that the country's economic


-------
(3) The J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency- denominated Brady bonds, loans, and Eurobonds, as well as U.S.-dollar local markets instruments. The EMBI+ expands upon Morgan's original Emerging Markets Bond Index, which was introduced in 1992 and covers only Brady bonds. An investment cannot be made directly into an index.

reforms are increasing democracy and transparency in the political process. We believe these events are prerequisites for Mexico to achieve investment-grade status. Through much of 1999, the Fund remained overweighted in Mexican sovereign and corporate credits, both of which contributed positively to performance. Believing that utilities, media, and communications would be top performers, we bought and held the bonds of a Mexican direct TV company called Innova, which returned 47.5% for the year. Even with this gain, we believe there is more upside potential in this credit going into 2000.

Despite the negative impact of a natural disaster, Venezuela's economy has been strengthened by rising oil prices and the passage of a new constitution. Venezuela is also the only Latin country that has continued to retire debt instead of adding to it. For the year, Venezuelan debt rose 30% as measured by the J.P. Morgan EMBI Index.

OTHER FUND INVESTMENTS

Turkey suffered from devastating earthquakes in 1999, but the government has managed to stay the course of economic and fiscal reform. The Fund continues to hold Turkish bonds, anticipating progress in talks with the IMF and European Union membership.

In the second half of 1999, we added less-well-known emerging-market sovereign and corporate names to the Fund. In India, we added Reliance Industries, whose dominant position in petrochemicals and textiles makes it one of the strongest credits on the subcontinent. If India receives a credit upgrade in the coming year, which we believe is possible, the company's bonds may be upgraded as well.

With political and economic turmoil subsiding in Indonesia, we added two corporate credits to the Fund's portfolio. Indah Kiat, a paper and pulp company, should begin to generate substantial free cash flow, which it intends to use to retire debt. Although we only purchased the bonds in November, by year-end they had already returned 11%. Freeport McMoran is a U.S. company that operates the largest copper and gold mine in Indonesia, making it one of the nation's largest employers and taxpayers, which may help insulate the company from political instability. The company's bonds were purchased in December 1999 and we anticipate that they will make a positive contribution to Fund performance in 2000.

In Malaysia, we purchased Petronas bonds for the Fund. Petronas is an oil/commodities holding that should benefit from economic improvements in Japan and Korea. Although there are many risk factors involved with foreign investments, these bonds face little currency risk, as much of the company's balance sheet is in U.S. dollars.




                                                                               7
                                                                               -

LOOKING AHEAD

We expect positive performance from Brazil and believe the country may outperform its Latin peers in 2000. "Exotic" bonds (bonds of considerably less-developed markets) may perform well based on attractive yield spreads, but if new issuance is strong early in 2000, it could detract from the performance of more-established credits. Among corporate bonds, we continue to favor commodities companies, specifically oil and paper names that have been generating significant cash flows. We also see potential in media and communications, as this persistent established-market theme spills over into emerging economies.

While concerns over U.S. Federal Reserve rate hikes will affect emerging markets, we believe much of that has already been reflected in bond pricing. Whatever the global economy and individual markets may bring, the Fund will continue to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers, with capital appreciation as a secondary objective.

Joseph Portera
Maureen McFarland
Portfolio Managers
MacKay Shields LLC

   TARGETED DIVIDEND POLICY

   The MainStay Global High Yield Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected by its targeted dividend policy.

Past performance is
no guarantee of
future results.

8
-

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                1 YEAR    LIFE OF FUND THROUGH 12/31/99
    Class A                     18.15%               -0.76%
    Class B                     17.01%               -1.69%
    Class C                     17.01%               -1.69%

   FUND SEC RETURNS*

                                1 YEAR    LIFE OF FUND THROUGH 12/31/99
    Class A                     12.84%               -3.60%
    Class B                     12.01%               -4.19%
    Class C                     16.01%               -1.69%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                1 YEAR    LIFE OF FUND THROUGH 12/31/99
    Class A                    42 out of            26 out of
                               53 funds             51 funds
    Class B                    47 out of            28 out of
                               53 funds             51 funds
    Class C                    47 out of            42 out of
                               53 funds             52 funds
    Average Lipper emerging
    markets debt fund           24.51%               -2.37%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

             NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A     $8.58       $0.7878      $0.0000
    Class B     $8.54       $0.7238      $0.0000
    Class C     $8.54       $0.7238      $0.0000

-------
* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

  Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads.

+ Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/99. Lipper returns and rankings are unaudited.



                                                                               9
                                                                               -

MainStay Global High Yield Fund

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                ---------------------------
LONG-TERM BONDS (97.9%)+
BRADY BONDS (27.4%)

ARGENTINA (2.7%)
Republic of Argentina
 Series FRB
 6.8125%, due 3/31/05 (a).......  $ 352,000       $   320,320
                                                  -----------

BRAZIL (11.9%)
Republic of Brazil
 Series RG
 6.9375%, due 4/15/06 (a).......    629,800           553,437
 Series 20 year
 8.00%, due 4/15/14 (c).........  1,164,682           872,055
                                                  -----------
                                                    1,425,492
                                                  -----------
BULGARIA (3.3%)
Republic of Bulgaria
 Series A
 6.50%, due 7/28/24 (a).........    500,000           401,250
                                                  -----------

PERU (3.9%)
Republic of Peru
 Series 20 year
 3.75%, due 3/7/17 (d)..........    750,000           465,000
                                                  -----------

POLAND (2.9%)
Republic of Poland
 Series PDIB
 6.00%, due 10/27/14
 7.00%, beginning 10/27/02......    400,000           354,500
                                                  -----------

VENEZUELA (2.7%)
Republic of Venezuela
 Series DL
 7.00%, due 12/18/07 (a)........    404,762           319,762
                                                  -----------
Total Brady Bonds
 (Cost $2,928,634)..............                    3,286,324
                                                  -----------

CORPORATE BONDS (11.7%)

BRAZIL (4.0%)
Cia Energetica Minas Gerais
 9.125%, due 11/18/04 (b).......    100,000            94,000
Companhia Paranaense de Energia
 Series REGS
 9.75%, due 5/2/05..............    200,000           191,000
Trikem S.A.
 Series REGS
 10.625%, due 7/24/07...........    100,000            71,000

----------
 +  Percentages indicated are based on Fund net assets.
 *  Investments are grouped by country of issuance.


                                  PRINCIPAL
                                    AMOUNT           VALUE
                                ---------------------------
BRAZIL (CONTINUED)
Votorantim Celulose e Papel
 Series REGS
 8.50%, due 6/27/05.............  $ 130,000       $   123,500
                                                  -----------
                                                      479,500
                                                  -----------
INDIA (0.8%)
Reliance Industries Ltd.
 Series REGS
 10.50%, due 8/6/46.............    100,000            95,000
                                                  -----------

INDONESIA (0.5%)
Indah Kiat Pulp & Paper Corp.
 10.00%, due 7/1/07.............     88,000            65,120
                                                  -----------

MALAYSIA (2.4%)
Petroliam Nasional Berhad
 Series REGS
 7.125%, due 10/18/06...........    100,000            96,100
 Series REGS
 7.625%, due 10/15/26...........    100,000            88,500
 8.875%, due 8/1/04 (b).........    100,000           104,150
                                                  -----------
                                                      288,750
                                                  -----------
MEXICO (2.1%)
Conproca S.A.
 12.00%, due 6/16/10 (b)........    250,000           251,250
                                                  -----------

TURKEY (1.3%)
Cellco Finance N.V.
 12.75%, due 8/1/05 (b).........    150,000           155,437
                                                  -----------

UNITED STATES (0.6%)
Freeport - McMoRan Copper & Gold
 Inc.
 7.50%, due 11/15/06............    100,000            73,250
                                                  -----------
Total Corporate Bonds
 (Cost $1,363,541)..............                    1,408,307
                                                  -----------

GOVERNMENTS & FEDERAL AGENCIES (39.4%)

ARGENTINA (7.7%)
Republic of Argentina
 9.75%, due 9/19/27.............    805,000           724,500
 11.75%, due 4/7/09.............    200,000           200,000
                                                  -----------
                                                      924,500
                                                  -----------
BRAZIL (11.9%)
Republic of Brazil
 10.125%, due 5/15/27...........    450,000           387,000
 11.625%, due 4/15/04 (g).......  1,045,000         1,043,433
                                                  -----------
                                                    1,430,433
                                                  -----------
KOREA (0.9%)
Republic of Korea
 8.875%, due 4/15/08............    100,000           105,500
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



10
-

Portfolio of Investments* December 31, 1999

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                 -----------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)

MEXICO (7.5%)
United Mexican States
 Series XW
 10.375%, due 2/17/09...........  $ 850,000       $   905,250
                                                  -----------

PANAMA (2.1%)
Republic of Panama
 8.875%, due 9/30/27............    300,000           253,200
                                                  -----------

PHILIPPINES (0.8%)
Republic of Philippines
 8.875%, due 4/15/08............    100,000            97,875
                                                  -----------

RUSSIA (1.7%)
Russian Federation
 Series REGS
 12.75%, due 6/24/28............    300,000           200,250
                                                  -----------

TURKEY (1.3%)
Republic of Turkey
 12.375%, due 6/15/09...........    150,000           160,875
                                                  -----------

VENEZUELA (5.5%)
Republic of Venezuela
 9.25%, due 9/15/27.............    987,000           656,355
                                                  -----------
Total Governments & Federal
 Agencies
 (Cost $4,500,217)..............                    4,734,238
                                                  -----------
LOAN PARTICIPATIONS (2.1%)
ALGERIA (1.4%)
Algeria
 6.8125%, due 9/4/06 (a)(f).....    150,000           116,250
 Tranche A
 7.50%, due 3/4/00 (a)(f).......     50,000            49,500
                                                  -----------
                                                      165,750
                                                  -----------
MOROCCO (0.7%)
Morocco, Tranche A
 6.9375%, due 1/1/09 (a)(f).....    100,000            90,250
                                                  -----------
Total Loan Participations
 (Cost $242,087)................                      256,000
                                                  -----------

YANKEE BONDS (17.3%)

ARGENTINA (1.3%)
Acindar Industria Argentina de
 Aceros S.A.
 11.25%, due 2/15/04............    100,000            80,000
Mastellone Hermanos S.A.
 11.75%, due 4/1/08.............    100,000            82,000
                                                  -----------
                                                      162,000
                                                  -----------
CHILE (2.1%)
Empresa Nacional de Electridad
 S.A.
 8.50%, due 4/1/09..............  $ 250,000       $   248,750
                                                  -----------

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                 -----------------------------
LUXEMBOURG (1.4%)
Millicom International Cellular
 S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01.......    200,000           165,000
                                                  -----------

MEXICO (9.7%)
Azteca Holdings S.A.
 11.00%, due 6/15/02............    150,000           136,500
Grupo Elektra S.A. de C.V.
 12.75%, due 5/15/01............     80,000            79,200
Grupo Televisa S.A.
 11.875%, due 5/15/06...........    100,000           106,500
Innova S. de R.L.
 12.875%, due 4/1/07............    200,000           179,000
Petroleos Mexicanos
 Series P
 9.50%, due 9/15/27.............    350,000           350,000
Telefonos de Mexico S.A.
 4.25%, due 6/15/04 (e).........    150,000           195,562
TV Azteca S.A. de C.V.
 Series B
 10.50%, due 2/15/07............    145,000           125,788
                                                  -----------
                                                    1,172,550
                                                  -----------
PHILIPPINES (2.8%)
National Power Corp.
 9.625%, due 5/15/28............    370,000           333,925
                                                  -----------
Total Yankee Bonds
 (Cost $2,078,562)..............                    2,082,225
                                                  -----------
Total Investments
 (Cost $11,113,041) (h).........       97.9%       11,767,094(i)
Cash and Other Assets,
 Less Liabilities...............        2.1           254,498
                                      -----         ---------
Net Assets......................      100.0%      $12,021,592
                                      =====       ===========

-------

(a) Floating rate. Rate shown is the rate in effect at December 31, 1999.
(b)  May be sold to institutional investors only.
(c) CIK ("Cash in Kind") -- interest payment is made with cash or additional securities.
(d) FLIRB (Float Loaded Interest Rate Bond) carries a fixed, below market interest rate which rises incrementally over the initial 5 to 7 years of the life of the bond, and is then replaced by a floating rate coupon for the remaining life of the bond.
(e)  Convertible bond.
(f)  Restricted security.
(g)  Represents security of which a portion is out on loan.
     (See Note 2)
(h) The cost stated also represents the aggregate cost for Federal income tax purposes.
(i) At December 31, 1999 net unrealized appreciation for securities was $654,053, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $793,214 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $139,161.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                                              11
                                                                               -

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $11,113,041)..............................................       $11,767,094
Cash........................................................           157,355
Collateral held for securities loaned, at value (Note 2)....           520,958
Receivables:
  Interest..................................................           271,739
  Fund shares sold..........................................             2,251
Unamortized organization expense............................            46,141
                                                                   -----------
  Total assets..............................................        12,765,538
                                                                   -----------
LIABILITIES:
Securities lending collateral (Note 2)......................           520,958
Payables:
  Investment securities purchased...........................           150,000
  Mainstay Management.......................................            12,824
  Custodian.................................................             5,471
  NYLIFE Distributors.......................................             4,942
  Transfer agent............................................             4,489
  Trustees..................................................                91
Accrued expenses............................................            45,171
                                                                   -----------
  Total liabilities.........................................           743,946
                                                                   -----------
Net assets..................................................       $12,021,592
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     9,546
  Class B...................................................             4,399
  Class C...................................................                93
Additional paid-in capital..................................        13,374,351
Accumulated net realized loss on investments................        (2,020,850)
Net unrealized appreciation on investments..................           654,053
                                                                   -----------
Net assets..................................................       $12,021,592
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $ 8,186,038
                                                                   ===========
Shares of beneficial interest outstanding...................           954,639
                                                                   ===========
Net asset value per share outstanding.......................       $      8.58
Maximum sales charge (4.50% of offering price)..............              0.40
                                                                   -----------
Maximum offering price per share outstanding................       $      8.98
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 3,756,415
                                                                   ===========
Shares of beneficial interest outstanding...................           439,859
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.54
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $    79,139
                                                                   ===========
Shares of beneficial interest outstanding...................             9,267
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.54
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



12
-

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Interest..................................................  $1,211,400
                                                              ----------
Expenses:
  Management................................................      75,244
  Transfer agent............................................      50,287
  Shareholder communication.................................      33,409
  Registration..............................................      31,577
  Distribution--Class B.....................................      23,327
  Distribution--Class C.....................................         291
  Professional..............................................      22,840
  Custodian.................................................      21,135
  Service--Class A..........................................      19,001
  Service--Class B..........................................       7,776
  Service--Class C..........................................          97
  Amortization of organization expense......................      13,490
  Recordkeeping.............................................      12,001
  Trustees..................................................         200
  Miscellaneous.............................................      11,941
                                                              ----------
    Total expenses before waiver and reimbursement..........     322,616
Fees waived and reimbursed by Manager.......................    (116,251)
                                                              ----------
    Net expenses............................................     206,365
                                                              ----------
Net investment income.......................................   1,005,035
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................    (752,911)
  Foreign currency transactions.............................      12,863
                                                              ----------
Net realized loss on investments and foreign currency
  transactions..............................................    (740,048)
                                                              ----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   1,565,860
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......      (3,526)
                                                              ----------
Net unrealized gain on investments and foreign currency
  transactions..............................................   1,562,334
                                                              ----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................     822,286
                                                              ----------
Net increase in net assets resulting from operations........  $1,827,321
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




                                                                              13
                                                                               -

Statement of Changes in Net Assets

                                                                                    June 1, 1998*
                                                                 Year ended            through
                                                              December 31, 1999   December 31, 1998
                                                              -----------------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................     $ 1,005,035         $   413,053
  Net realized loss on investments..........................        (752,911)         (1,272,491)
  Net realized gain (loss) on foreign currency
    transactions............................................          12,863             (11,682)
  Net change in unrealized depreciation on investments......       1,565,860            (911,807)
  Net change in unrealized appreciation on translation of
    other assets and liabilities in foreign currencies and
    foreign currency forward contracts......................          (3,526)              3,526
                                                                 -----------         -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       1,827,321          (1,779,401)
                                                                 -----------         -----------
Dividends to shareholders:
  From net investment income:
    Class A.................................................        (739,975)           (321,589)
    Class B.................................................        (285,613)            (89,012)
    Class C.................................................          (3,998)               (142)
                                                                 -----------         -----------
      Total dividends to shareholders.......................      (1,029,586)           (410,743)
                                                                 -----------         -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................         437,798           9,504,312
    Class B.................................................       1,318,076           2,974,159
    Class C.................................................          86,821              19,635
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................          28,858              11,928
    Class B.................................................         121,870              32,959
    Class C.................................................           2,180                  11
                                                                 -----------         -----------
                                                                   1,995,603          12,543,004
  Cost of shares redeemed:
    Class A.................................................        (377,473)           (116,560)
    Class B.................................................        (459,094)           (136,060)
    Class C.................................................         (15,448)            (19,971)
                                                                 -----------         -----------
      Increase in net assets derived from capital share
        transactions........................................       1,143,588          12,270,413
                                                                 -----------         -----------
      Net increase in net assets............................       1,941,323          10,080,269
NET ASSETS:
Beginning of period.........................................      10,080,269                  --
                                                                 -----------         -----------
End of period...............................................     $12,021,592         $10,080,269
                                                                 ===========         ===========
Accumulated undistributed net investment income at end of
  period....................................................     $        --         $     1,284
                                                                 ===========         ===========

-------
 * Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




14
-

Financial Highlights selected per share data and ratios

                                        Class A                       Class B                        Class C
                              ---------------------------   ---------------------------   -----------------------------
                                               June 1*                       June 1*                     September 1**
                               Year ended      through       Year ended      through       Year ended       through
                              December 31,   December 31,   December 31,   December 31,   December 31,    December 31,
                                  1999           1998           1999           1998           1999            1998
                              ------------   ------------   ------------   ------------   ------------   -------------
Net asset value at beginning
 of period..................    $  8.00        $ 10.00        $  7.98        $ 10.00        $  7.98         $  7.18
                                -------        -------        -------        -------        -------         -------
Net investment income.......       0.78           0.34(a)        0.71           0.32(a)        0.71            0.27(a)
Net realized and unrealized
 gain (loss) on
 investments................       0.58          (1.99)          0.56          (2.01)          0.56            0.81
Net realized and unrealized
 gain (loss) on foreign
 currency transactions......       0.01          (0.01)          0.01          (0.01)          0.01           (0.01)
                                -------        -------        -------        -------        -------         -------
Total from investment
 operations.................       1.37          (1.66)          1.28          (1.70)          1.28            1.07
                                -------        -------        -------        -------        -------         -------
Less dividends from net
 investment income..........      (0.79)         (0.34)         (0.72)         (0.32)         (0.72)          (0.27)
                                -------        -------        -------        -------        -------         -------
Net asset value at end of
 period.....................    $  8.58        $  8.00        $  8.54        $  7.98        $  8.54         $  7.98
                                =======        =======        =======        =======        =======         =======
Total investment return
 (b)........................      18.15%        (16.38)%        17.01%        (16.82)%        17.01%          14.99%
Ratios (to average net
 assets)/
 Supplemental Data:
   Net investment income....       9.57%          7.40%+         8.82%          6.65%+         8.82%           6.65%+
   Net expenses.............       1.70%          3.39%+         2.45%          4.14%+         2.45%           4.14%+
   Expenses (before waiver
     and reimbursement).....       2.78%          3.59%+         3.53%          4.34%+         3.53%           4.34%+
Portfolio turnover rate.....        104%            96%           104%            96%           104%             96%
Net assets at end of period
 (in 000's).................    $ 8,186        $ 7,548        $ 3,756        $ 2,532        $    79         $    --(c)

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.
(c)  Less than one thousand dollars.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




                                                                              15
                                                                               -

MainStay Global High Yield Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Yield Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking




16
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

Notes to Financial Statements

the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at year-end to credit loss in the event of a counterparty's failure to perform its obligations.



                                                                              17
                                                                               -

MainStay Global High Yield Fund

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

At December 31, 1999, the Fund had portfolio securities with a fair market value of $499,250 on loan to broker-dealers.

Cash collateral received by the Fund is invested in investment grade commercial paper or other securities in accordance with the Fund's securities lending procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending amounted to $31, net of broker fees and rebates, for the year ended December 31, 1999, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at December 31, 1999:

                                                              SHARES     VALUE
                                                              ------    --------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................   958      $    958
REPURCHASE AGREEMENT
Morgan (J.P.) Securities Inc.
     5.50%, due 1/3/00
     (Collateralized by
     $543,935 First Chicago NBD
       6.1413%, due 9/5/00 Market Value $546,000)...........             520,000
                                                                        --------
Total investments made with cash collateral.................            $520,958
                                                                        ========

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.




18
-

The issuers of the securities will bear the costs involved in registration under the 1933 Act and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered.

                                                                                            PERCENT
                                           DATE(S) OF    PRINCIPAL              12/31/99       OF
                SECURITY                   ACQUISITION    AMOUNT       COST      VALUE     NET ASSETS
                --------                   -----------   ---------   --------   --------   ----------
Algeria
  6.8125%, due 9/4/06....................    8/13/99     $150,000    $103,497   $116,250      1.0%
  Tranche A
  7.50%, due 3/4/00......................    7/15/99       50,000      49,553     49,500      0.4
Morocco, Tranche A
  6.9375%, due 1/1/09....................   11/30/99      100,000      89,037     90,250      0.7
                                                                     --------   --------      ---
                                                                     $242,087   $256,000      2.1%
                                                                     ========   ========      ===

FINANCIAL INSTRUMENTS WITH CONCENTRATION OF CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation. The Fund may be considered to have a concentration of credit risk in the banking industry, since the Fund will only acquire Loan Participations if the Selling Participant and each Intermediate Participant is a financial institution.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ




                                                                              19
                                                                               -

MainStay Global High Yield Fund

from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. A permanent book/tax difference of $23,267 is an increase to accumulated undistributed net investment income. In addition, decreases of $4,552, $12,863 and $14,956 have been made to accumulated net realized loss on investments, accumulated undistributed net realized gain on foreign currency transactions, and additional paid-in capital, respectively. These book/tax differences are due to certain expenses being non-deductible for tax purposes and the tax treatment of foreign currency losses.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Premiums on securities purchased are not amortized for this Fund.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY INVESTING. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the year. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.



20
-

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds, purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

CONCENTRATION. As of December 31, 1999, the Fund invested approximately 27.8% of its net assets in issuers in Brazil. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

Substantially all of the Fund's net assets consist of securities which are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, certain securities may be subject to substantial governmental involvement in the economy and social, economic and political uncertainty.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reduce its fee payable to an annual percentage of 0.50% of the Fund's average daily net assets. In addition, the Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 1999, the Manager earned $75,244, which was waived, and reimbursed Fund expenses of $41,007. The fees waived and reimbursed by the Manager total $116,251.



                                                                              21
                                                                               -

MainStay Global High Yield Fund

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent that the Manager has agreed to voluntarily reduce its fee, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $182 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $2,637 and $119, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense amounted to $50,287 for the year ended December 31, 1999.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.



22
-

CAPITAL. At December 31, 1999, New York Life held shares of Class A and Class B with net asset values of $7,722,000 and $854,000, respectively. This represents 94.3% and 22.7%, respectively, of the net assets at year end for Class A and B shares.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $280 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,001 for the year ended December 31, 1999.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 1999, capital loss carryforwards of $954,715 and $1,058,635, which have been deferred for Federal income tax purposes, were available to the extent provided by regulations to offset future realized gains of the Fund through 2006 and 2007, respectively. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The Fund intends to elect to treat for Federal income tax purposes approximately $7,500 of qualifying realized capital losses that arose during the year after October 31, 1999 as if they arose on January 1, 2000.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than short-term securities, were $11,856 and $10,539, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There was no outstanding balance on this line of credit during the year ended December 31, 1999.




                                                                              23
                                                                               -

MainStay Global High Yield Fund

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                                     JUNE 1, 1998*
                                                    YEAR ENDED                          THROUGH
                                                 DECEMBER 31, 1999                 DECEMBER 31, 1998
                                            ---------------------------      -----------------------------
                                            CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C**
                                            -------   -------   -------      -------   -------   ---------
Shares sold...............................     55       163       11           957       331         3
Shares issued in reinvestment of
  dividends...............................      4        15       --(a)          2         4        --
                                              ---       ---       --           ---       ---         --
                                               59       178       11           959       335         3
Shares redeemed...........................    (48)      (55)      (2)          (15)      (18)       (3)
                                              ---       ---       --           ---       ---         --
Net increase..............................     11       123        9           944       317        --(a)
                                              ===       ===       ==           ===       ===         ==

-------

 *   Commencement of operations.
**   First offered on September 1, 1998.
(a)  Less than one thousand.




24
-

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Global High Yield Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000


                                                                              25
                                                                               -

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.




26
-

Officers & Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel
* As of December 31, 1999.

[MAINSTAY INVESTMENTS.LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Global High Yield Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN21-02/00

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay
    Global High Yield Fund

    ANNUAL REPORT

    DECEMBER 31, 1999

    [MAINSTAY INVESTMENTS.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in the MainStay Growth
                                                              Opportunities Fund versus Lipper Growth &
                                                              Income Funds Index, S&P 500 Index, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   17
                                                              Report of Independent Accountants               22
                                                              The MainStay Funds                              23

                       This page intentionally left blank








2|

President's Letter

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2000

---------------
  * Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

 (+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
     Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.




                                                                              |3

$10,000 Invested in the MainStay Growth
Opportunities Fund versus Lipper Growth &
Income Funds Index, S&P 500 Index, and Inflation

CLASS A SHARES SEC Returns: 1 Year 22.54%, Since Inception 26.57%

                                                                 LIPPER GROWTH &
                                           MAINSTAY GROWTH         INCOME FUNDS
PERIOD END                               OPPORTUNITIES FUND          INDEX*              INFLATION (CPI)(++)      S&P 500 INDEX(+)
----------                               ------------------      ---------------         -----------------        --------------
6/1/98                                         9450                   10000                    10000                  10000
6/98                                          10055                   10120                    10006                  10406
9/98                                           9308                    8858                    10043                   9371
12/98                                         11208                   10298                    10098                  11367
3/99                                          11765                   10517                    10135                  11934
6/99                                          12644                   11493                    10209                  12776
9/99                                          11907                   10584                    10313                  11978
12/99                                         14533                   11741                    10368                  13760

CLASS B SHARES SEC Returns: 1 Year 23.80%, Since Inception 28.03%

                                                                 LIPPER GROWTH &
                                           MAINSTAY GROWTH        INCOME FUNDS
PERIOD END                               OPPORTUNITIES FUND           INDEX*         INFLATION (CPI)(++)      S&P 500 INDEX(+)
----------                               ------------------      ---------------     ------------------       ---------------
6/1/98                                        10000                  10000                  10000                  10000
6/98                                          10630                  10120                  10006                  10406
9/98                                           9820                   8858                  10043                   9371
12/98                                         11800                  10298                  10098                  11367
3/99                                          12360                  10517                  10135                  11934
6/99                                          12730                  11493                  10209                  12776
9/99                                          11971                  10584                  10313                  11978
12/99                                         14799                  11741                  10368                  13760

CLASS C SHARES SEC Returns: 1 Year 27.80%, Since Inception 30.20%

                                                                 LIPPER GROWTH &
                                          MAINSTAY GROWTH         INCOME FUNDS
PERIOD END                               OPPORTUNITIES FUND          INDEX*             S&P 500 INDEX(+)     INFLATION (CPI)(++)
----------                               ------------------      ---------------        ---------------      ------------------
6/1/98                                        10000                  10000                  10000                  10000
6/98                                          10630                  10120                  10406                  10006
9/98                                           9820                   8858                   9371                  10043
12/98                                         11800                  10298                  11367                  10098
3/99                                          12360                  10517                  11934                  10135
6/99                                          13260                  11493                  12776                  10209
9/99                                          12470                  10584                  11978                  10313
12/99                                         15199                  11741                  13760                  10368


4|

-------
     Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Performance reflects a 4% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

 * The Lipper Growth & Income Funds Index is an equally weighted performance index, adjusted for capital gains and income dividends, of the thirty largest qualifying funds in the growth and income investment objective. An investment cannot be made directly into an index.

(+) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(++) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.




                                                                              |5

Portfolio Management Discussion and Analysis

The U.S. equity market experienced its fifth consecutive year of double-digit returns in 1999. Strong domestic economic growth and impressive corporate earnings gains combined with modest inflation to positively influence the market, sending equity valuations to historically high levels, despite rising interest rates.

In retrospect, we believe that 1999 will be remembered as a year in which momen-tum investing generated superior returns. Many investors continued to pay increasingly higher prices for future earnings growth potential, while virtually ignoring many relatively cheaper stocks with more stable earnings trends. This environment created a favorable backdrop for new equity issues, the majority of which came from the technology and Internet-related sectors. These new issues received a good deal of media attention, as investors placed extreme valuations on a small number of stocks with limited operating history.

PERFORMANCE REVIEW

For the twelve months ended December 31, 1999, the MainStay Growth Oppor-tunities Fund returned 29.67% for Class A shares and 28.80% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the average Lipper(1) large-cap core fund, which returned 22.31% during the same period. All share classes outperformed the 21.04% return of the S&P 500 Composite Stock Price Index(2) for the same period.

It is worth noting that Lipper began a new classification system for all mutual funds during the period. This Fund is now classified as a large-cap core fund instead of a growth and income fund. Given the Fund's ability to invest across both growth and value stocks, we believe such a reclassification provides more meaningful comparative results. Our ability to reposition the Fund's blend of value and growth stocks and shift the Fund's style emphasis during the year had a positive impact on the Fund's performance, while helping us manage volatility.

STRATEGIC STYLE AND SECTOR ALLOCATION

The Fund entered 1999 with a strong growth bias. Early in March, however, we began moving into some value-oriented stocks, as corporate earnings started to come in ahead of expectations. The market maintained its value bias through mid-June, when growth stocks, led by technology issues, reestablished their market leadership. We moved the Fund's holdings back toward more growth-oriented equities as soon as it became apparent that the market's move into traditional value stocks was going to be short-lived, despite continued strong earnings growth. While many investors may expect value stocks to outperform when earnings are accelerating, we believed that the underlying growth trend in the technology sector would enable that group to outpace traditional value stocks in this cycle.


-------

(1) See footnote and table on page 9 for more information on Lipper Inc.

(2) See footnote on page 5 for more information on the S&P 500(R) Index.



6|

YEAR-BY-YEAR PERFORMANCE
[BAR CHART]

Period End                                                                Total Return %
----------                                                                --------------
12/98                                                                            18.60
12/99                                                                            29.67
12/98                                                                            18.00
12/99                                                                            28.80

Given this view, we moderately overweighted the Fund in technology, the market's best-performing sector, through most of the year. Although Internet stocks gathered most of the headlines in 1999, the Fund profited by investing primarily in Internet-infrastructure companies that enabled the growth of this medium. We also added to the Fund's positions in the semiconductor industry, where we saw favorable supply/demand dynamics that we believe may remain in place throughout the year 2000.

One of the Fund's best-performing holdings was Nortel Networks (+304%)(3), a telecommunications equipment manufacturer that benefited from its ability to offer integrated network solutions spanning data and telephony. Another strong performer for the Fund was Sun Microsystems (+261%), a leading network integration company that has been a major beneficiary of the ongoing growth in servers. Texas Instruments (+126%) is a leading semiconductor manufacturer that capitalized on the growth in digitalization. Finally, two companies that we highlighted last year, EMC Corp. (+157%), the dominant provider of memory storage for computers, and Cisco Systems (+130%), the preeminent provider of networking and communications equipment, were once again among the Fund's strongest performers in 1999.

One of the most interesting purchases we made for the Fund during the year was Cendant, a franchisor and direct marketer. We bought the stock based upon the company's attractive relative valuation and our expectation that the company's well-publicized shareholder lawsuit would be favorably resolved. The Fund was rewarded with a 34% return from the stock, as the lawsuit ended positively for the company and Liberty Media made a $400 million investment in Cendant.


-------

(3) Returns reflect performance for the one-year period ended 12/31/99.


                                                                              |7

Two of the worst performers in the Fund's portfolio were Kroger and Safeway, both large supermarket operators, which suffered as investors turned their attention to faster-growing industries. We sold the Fund's position in Safeway in November. We continue to hold Kroger, believing that the market has undervalued its future earnings growth potential. Impacted by rising interest rates, Freddie Mac, the government-sponsored mortgage provider, was another poor performer, despite strong earnings. Our most significant sale of the year was Iridium World Communications, a satellite phone provider. Having sold the position in February at about $25 per share, the prudence of our action was proven when the company filed for bankruptcy later in 1999, rendering its stock virtually worthless.

LOOKING AHEAD

We maintain a positive outlook for the year 2000. At the same time, however, we believe that U.S. equity-market performance will likely be more moderate than in the last few years. First, although inflation at the consumer level has remained modest throughout the current economic expansion, any Federal Reserve action may impact the market. Second, while we continue to believe in the role of technology and the Internet over the long term, we are concerned about the valuation parameters attached to many of these stocks. Eventually, these companies will most likely be evaluated for their real earnings and profitability and not solely on potential revenue growth. We intend to seek companies that are early adapters of technology in all sectors, as we believe they will be the greatest beneficiaries of the information revolution. We also plan to remain attentive to valuations as we search for attractive growth stocks trading at discounts to their true potential. No matter where the markets may move, the Fund will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
Madison Square Advisors LLC


Past performance is no guarantee of future results.



8|

Returns and Lipper Rankings as of 12/31/99

      FUND AVERAGE ANNUAL TOTAL RETURNS*

                                 LIFE OF FUND
                      1 YEAR   THROUGH 12/31/99
Class A               29.67%        31.17%
Class B               28.80%        30.20%
Class C               28.80%        30.20%

   FUND SEC RETURNS*

                                 LIFE OF FUND
                      1 YEAR   THROUGH 12/31/99
Class A               22.54%        26.57%
Class B               23.80%        28.03%
Class C               27.80%        30.20%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                     LIFE OF FUND
                        1 YEAR     THROUGH 12/31/99
Class A               55 out of         27 out of
                      376 funds        324 funds
Class B               65 out of         30 out of
                      376 funds        324 funds
Class C               65 out of         97 out of
                      376 funds        351 funds
Average Lipper
large-cap core          22.31%           22.01%
fund(++)

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

             NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A     $15.37      $0.0000      $0.0085
    Class B     $15.19      $0.0000      $0.0085
    Class C     $15.19      $0.0000      $0.0085

-------
 * Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

      Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance figures for the two classes after this date vary based on differences in their loads.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/99. Lipper returns and rankings are unaudited.

(++) Lipper's new fund classification structure, effective September 1999, is reflected in this material.



|9

MainStay Growth Opportunities Fund

                                     SHARES            VALUE
                                   ----------------------------
COMMON STOCKS (87.0%)+

AEROSPACE/DEFENSE (1.1%)
United Technologies Corp. .......       15,000      $   975,000
                                                    -----------
ALUMINUM (0.9%)
Alcoa Inc. ......................        9,000          747,000
                                                    -----------

BANKS (2.2%)
Bank of New York Co., Inc.
 (The)...........................       16,000          640,000
Chase Manhattan Corp. (The)......       10,000          776,875
Mellon Financial Corp. ..........       14,000          476,875
                                                    -----------
                                                      1,893,750
                                                    -----------
BEVERAGES (0.7%)
Anheuser-Busch Cos., Inc. .......        9,000          637,875
                                                    -----------
BIOTECHNOLOGY (0.8%)
Genentech, Inc. (a)..............        5,000          672,500
                                                    -----------
BROADCAST/MEDIA (5.6%)
AMFM Inc. (a)....................        7,432          581,554
CBS Corp. (a)....................       17,000        1,086,937
Clear Channel Communications,
 Inc. (a)........................        4,000          357,000
Comcast Corp. Special Class A....       24,000        1,213,500
MediaOne Group, Inc. (a).........       10,000          768,125
USA Networks, Inc. (a)...........       15,000          828,750
                                                    -----------
                                                      4,835,866
                                                    -----------
CHEMICALS (1.3%)
Eastman Chemical Co. ............        7,500          357,656
Praxair Inc. ....................       10,000          503,125
Rohm and Haas Co. ...............        7,200          292,950
                                                    -----------
                                                      1,153,731
                                                    -----------
COMMUNICATIONS--EQUIPMENT (10.4%)
ADC Telecommunications, Inc.
 (a).............................       14,000        1,015,875
Cisco Systems, Inc. (a)..........       15,000        1,606,875
General Motors Corp. Class H
 (a).............................       10,000          960,000
Lucent Technologies Inc. ........        9,900          740,644
Nokia Corp. ADR (b)..............        8,000        1,520,000
Nortel Networks Corp. ...........       13,000        1,313,000
QUALCOMM Inc. (a)................        5,200          915,850
Tellabs, Inc. (a)................       14,000          898,625
                                                    -----------
                                                      8,970,869
                                                    -----------
COMPUTER SOFTWARE & SERVICES (5.0%)
ACNielsen Corp. (a)..............       20,000          492,500
America Online, Inc. (a).........       14,000        1,056,125
Mercury Interactive Corp. (a)....        6,000          647,625
Microsoft Corp. (a)..............        7,000          817,250
----------
+ Percentages indicated are based on Fund net assets.


                                     SHARES            VALUE
                                   --------------------------
COMPUTER SOFTWARE & SERVICES
 (CONTINUED)
Oracle Corp. (a).................        4,600      $   515,487
Quintus Corp. (a)................        5,000          229,375
Yahoo! Inc. (a)..................        1,200          519,225
                                                    -----------
                                                      4,277,587
                                                    -----------
COMPUTER SYSTEMS (3.6%)
Comdisco Inc. ...................       19,000          707,750
Compaq Computer Corp. ...........       16,000          433,000
EMC Corp. (a)....................        8,000          874,000
Sun Microsystems, Inc. (a).......       14,000        1,084,125
                                                    -----------
                                                      3,098,875
                                                    -----------
CONTAINERS (1.0%)
Smurfit-Stone Container Corp.
 (a).............................       35,000          857,500
                                                    -----------

COSMETICS/PERSONAL CARE (1.0%)
Avon Products, Inc. .............       25,000          825,000
                                                    -----------

ELECTRIC POWER COMPANIES (0.5%)
Duke Energy Corp. ...............        8,000          401,000
                                                    -----------

ELECTRICAL EQUIPMENT (3.2%)
General Electric Co. ............       10,000        1,547,500
SCI Systems, Inc. (a)............       10,000          821,875
SPX Corp. (a)....................        5,000          404,062
                                                    -----------
                                                      2,773,437
                                                    -----------
ELECTRONICS--SEMICONDUCTORS
 (8.2%)
Advanced Micro Devices, Inc. (a).       17,500          506,406
Applied Materials, Inc. (a)......        8,000        1,013,500
Intel Corp. .....................       10,000          823,125
Motorola, Inc. ..................        8,000        1,178,000
National Semiconductor Corp.(a)..       15,000          642,187
Novellus Systems, Inc. (a).......        6,000          735,188
Rambus Inc. (a)..................        2,500          168,594
Texas Instruments Inc. ..........       12,000        1,162,500
Vitesse Semiconductor Corp.(a)...       16,000          839,000
                                                    -----------
                                                      7,068,500
                                                    -----------
ENTERTAINMENT (1.3%)
Time Warner Inc. ................       15,000        1,086,563
                                                    -----------

FINANCE (3.5%)
American Express Co. ............        5,000          831,250
American General Corp. ..........       11,000          834,625
Citigroup Inc. ..................       16,000          889,000
Freddie Mac......................       10,000          470,625
                                                    -----------
                                                      3,025,500
                                                    -----------
FOOD (0.5%)
International Home Foods, Inc.
 (a).............................       24,000          417,000
                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




10|

Portfolio of Investments December 31, 1999




                                     SHARES            VALUE
                                   ----------------------------
COMMON STOCKS (CONTINUED)

FOOD & HEALTH CARE DISTRIBUTORS (0.9%)
Sysco Corp. .....................       20,000      $   791,250
                                                    -----------
HEALTH CARE -- DRUGS (2.4%)
Glaxo Wellcome PLC ADR (b).......       10,000          558,750
Lilly (Eli) & Co. ...............       13,000          864,500
SmithKline Beecham PLC ADR (b)...       10,000          644,375
                                                    -----------
                                                      2,067,625
                                                    -----------
HEALTH CARE--MEDICAL PRODUCTS (0.4%)
Guidant Corp. (a)................        8,000          376,000
                                                    -----------

HEALTH CARE--MISCELLANEOUS (3.5%)
Amgen Inc. (a)...................        8,000          480,500
Bristol-Myers Squibb Co. ........       11,000          706,063
Johnson & Johnson................        8,000          745,000
Warner-Lambert Co. ..............       12,750        1,044,703
                                                    -----------
                                                      2,976,266
                                                    -----------
HOUSEHOLD PRODUCTS (1.2%)
Proctor & Gamble Co. (The).......        9,000          986,063
                                                    -----------
INSURANCE (3.5%)
Allstate Corp. (The).............       30,000          720,000
American International Group,
 Inc. ...........................        5,250          567,656
Marsh & McLennan Cos., Inc. .....       11,000        1,052,563
ReliaStar Financial Corp. .......       18,000          705,375
                                                    -----------
                                                      3,045,594
                                                    -----------
LEISURE TIME (0.5%)
Mirage Resorts, Inc. (a).........       30,000          459,375
                                                    -----------

MANUFACTURING--DIVERSIFIED (0.8%)
Honeywell International Inc. ....       12,000          692,250
                                                    -----------
NATURAL GAS DISTRIBUTORS & PIPELINES (1.4%)
Coastal Corp. (The)..............       13,500          478,406
Enron Corp. .....................       16,000          710,000
                                                    -----------
                                                      1,188,406
                                                    -----------
OIL & GAS SERVICES (1.4%)
Halliburton Co. .................       14,000          563,500
Schlumberger Ltd. ...............       10,000          562,500
Transocean Sedco Forex Inc. .....        1,936           65,219
                                                    -----------
                                                      1,191,219
                                                    -----------


                                     SHARES            VALUE
                                   ----------------------------
OIL--INTEGRATED INTERNATIONAL (2.9%)
BP Amoco PLC ADR (b).............        5,292      $   313,882
Chevron Corp. ...................       12,000        1,039,500
Exxon Mobil Corp. ...............       13,820        1,113,373
                                                    -----------
                                                      2,466,755
                                                    -----------
PAPER & FOREST PRODUCTS (0.4%)
Boise Cascade Corp. .............        9,000          364,500
                                                    -----------

PUBLISHING (0.6%)
McGraw-Hill Cos., Inc. (The).....        9,000          554,625
                                                    -----------

REAL ESTATE INVESTMENT/MANAGEMENT (1.4%)
Duke-Weeks Realty Corp. .........       25,000          487,500
First Industrial Realty Trust
 Inc. ...........................       25,000          685,938
                                                    -----------
                                                      1,173,438
                                                    -----------
RETAIL (3.8%)
Circuit City Stores,
 Inc.--Circuit City Group........       20,000          901,250
Dayton Hudson Corp. .............       10,000          734,375
Kroger Co. (The) (a).............       30,000          566,250
Wal-Mart Stores, Inc. ...........       15,000        1,036,875
                                                    -----------
                                                      3,238,750
                                                    -----------
SPECIALIZED SERVICES (2.1%)
Cendant Corp. (a)................       35,000          929,688
Young & Rubicam Inc. ............       12,500          884,375
                                                    -----------
                                                      1,814,063
                                                    -----------
TELECOMMUNICATIONS (5.1%)
Allegiance Telecom, Inc. (a).....        6,500          599,625
Deltathree.com, Inc. Class A
 (a).............................        5,000          128,750
Loral Space & Communications Ltd.
 (a).............................       35,000          850,937
MCI WorldCom, Inc. (a)...........       12,000          636,750
Qwest Communications
 International Inc. (a)..........       25,000        1,075,000
Sprint Corp. (FON Group).........       12,000          807,750
Sprint Corp. (PCS Group) (a).....        1,250          128,125
Time Warner Telecom Inc. Class A
 (a).............................        2,500          124,844
                                                    -----------
                                                      4,351,781
                                                    -----------
TELEPHONE (3.2%)
ALLTEL Corp. ....................       10,000          826,875
Bell Atlantic Corp...............       12,000          738,750
GTE Corp.........................        4,000          282,250
SBC Communications Inc...........       17,792          867,360
                                                    -----------
                                                      2,715,235
                                                    -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




                                                                             |11

MainStay Growth Opportunities Fund




                                     SHARES            VALUE
                                   ----------------------------
COMMON STOCKS (CONTINUED)

TEXTILES--HOME FURNISHINGS (0.7%)
WestPoint Stevens Inc............       35,000      $   612,500
                                                    -----------
Total Common Stocks
 (Cost $56,180,169)..............                    74,783,248
                                                    -----------
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
SHORT-TERM INVESTMENT (12.7%)

COMMERCIAL PAPER (12.7%)
FMC Corp. 1.40%, due 1/3/00......  $10,930,000       10,929,150
                                                    -----------
Total Short-Term Investment
 (Cost $10,929,150)..............                    10,929,150
                                                    -----------
Total Investments
 (Cost $67,109,319) (c)..........         99.7%      85,712,398(d)
Cash and Other Assets,
 Less Liabilities................          0.3          245,163
                                         -----      -----------
Net Assets.......................        100.0%     $85,957,561
                                         =====      ===========


-------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) The cost for Federal income tax purposes is $67,107,128.
(d) At December 31, 1999, net unrealized appreciation was $18,605,270, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $19,968,614 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,363,344.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



12|

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $67,109,319)..............................................       $85,712,398
Cash........................................................             7,461
Receivables:
  Fund shares sold..........................................           360,244
  Dividends and interest....................................            41,501
Unamortized organization expense............................            46,141
                                                                   -----------
        Total assets........................................        86,167,745
                                                                   -----------
LIABILITIES:
Payables:
  NYLIFE Distributors.......................................            51,858
  MainStay Management.......................................            49,857
  Fund shares redeemed......................................            35,475
  Transfer agent............................................            20,026
  Custodian.................................................             6,221
  Trustees..................................................               541
Accrued expenses............................................            46,206
                                                                   -----------
        Total liabilities...................................           210,184
                                                                   -----------
Net assets..................................................       $85,957,561
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    17,053
  Class B...................................................            38,808
  Class C...................................................               531
Additional paid-in capital..................................        66,776,298
Accumulated undistributed net realized gain on
  investments...............................................           521,792
Net unrealized appreciation on investments..................        18,603,079
                                                                   -----------
Net assets..................................................       $85,957,561
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $26,214,174
                                                                   ===========
Shares of beneficial interest outstanding...................         1,705,266
                                                                   ===========
Net asset value per share outstanding.......................       $     15.37
Maximum sales charge (5.50% of offering price)..............              0.89
                                                                   -----------
Maximum offering price per share outstanding................       $     16.26
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $58,937,495
                                                                   ===========
Shares of beneficial interest outstanding...................         3,880,775
                                                                   ===========
Net asset value and offering price per share outstanding....       $     15.19
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   805,892
                                                                   ===========
Shares of beneficial interest outstanding...................            53,063
                                                                   ===========
Net asset value and offering price per share outstanding....       $     15.19
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                                             |13

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   418,988
  Interest..................................................      334,653
                                                              -----------
    Total income............................................      753,641
                                                              -----------
Expenses:
  Management................................................      369,633
  Distribution--Class B.....................................      255,673
  Distribution--Class C.....................................        1,699
  Transfer agent............................................      159,352
  Service--Class A..........................................       46,221
  Service--Class B..........................................       85,224
  Service--Class C..........................................          566
  Registration..............................................       41,421
  Professional..............................................       30,678
  Shareholder communication.................................       26,341
  Custodian.................................................       22,328
  Recordkeeping.............................................       20,936
  Amortization of organization expense......................       13,490
  Trustees..................................................        1,605
  Miscellaneous.............................................       21,669
                                                              -----------
    Total expenses..........................................    1,096,836
                                                              -----------
Net investment loss.........................................     (343,195)
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................    1,172,657
Net change in unrealized appreciation on investments........   14,864,752
                                                              -----------
Net realized and unrealized gain on investments.............   16,037,409
                                                              -----------
Net increase in net assets resulting from operations........  $15,694,214
                                                              ===========

-------
(a)  Dividends recorded net of foreign withholding taxes of $2,397.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



14|

Statement of Changes in Net Assets

                                                                                    June 1, 1998*
                                                                 Year ended            through
                                                              December 31, 1999   December 31, 1998
                                                              -----------------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................     $  (343,195)        $  (108,699)
  Net realized gain (loss) on investments...................       1,172,657            (276,582)
  Net change in unrealized appreciation on investments......      14,864,752           3,738,327
                                                                 -----------         -----------
  Net increase in net assets resulting from operations......      15,694,214           3,353,046
                                                                 -----------         -----------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................         (14,335)                 --
    Class B.................................................         (32,104)                 --
    Class C.................................................            (408)                 --
                                                                 -----------         -----------
      Total distributions to shareholders...................         (46,847)                 --
                                                                 -----------         -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       9,759,082          11,499,713
    Class B.................................................      42,863,447          12,537,474
    Class C.................................................         744,572                 310
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................          14,255                  --
    Class B.................................................          31,469                  --
    Class C.................................................             402                  --
                                                                 -----------         -----------
                                                                  53,413,227          24,037,497
  Cost of shares redeemed:
    Class A.................................................      (2,170,937)           (106,967)
    Class B.................................................      (6,533,286)         (1,639,458)
    Class C.................................................         (42,926)                 (2)
                                                                 -----------         -----------
      Increase in net assets derived from capital share
        transactions........................................      44,666,078          22,291,070
                                                                 -----------         -----------
      Net increase in net assets............................      60,313,445          25,644,116
NET ASSETS:
Beginning of period.........................................      25,644,116                  --
                                                                 -----------         -----------
End of period...............................................     $85,957,561         $25,644,116
                                                                 ===========         ===========

-------
 * Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                             |15

Financial Highlights selected per share data and ratios

                                  Class A                       Class B                       Class C
                        ---------------------------   ---------------------------   ----------------------------
                                         June 1*                       June 1*                     September 1**
                         Year ended      through       Year ended      through       Year ended       through
                        December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                            1999           1998           1999           1998           1999           1998
                        ------------   ------------   ------------   ------------   ------------   -------------
Net asset value at
 beginning of
 period...............    $ 11.86        $ 10.00        $ 11.80        $ 10.00         $11.80         $ 9.22
                          -------        -------        -------        -------         ------         ------
Net investment
 loss (a).............      (0.02)         (0.05)         (0.11)         (0.08)         (0.11)         (0.06)
Net realized and
 unrealized gain on
 investments..........       3.54           1.91           3.51           1.88           3.51           2.64
                          -------        -------        -------        -------         ------         ------
Total from investment
 operations...........       3.52           1.86           3.40           1.80           3.40           2.58
                          -------        -------        -------        -------         ------         ------
Less distributions:
 From net realized
   gain on
   investments........      (0.01)            --          (0.01)            --          (0.01)            --
                          -------        -------        -------        -------         ------         ------
Net asset value at end
 of period............    $ 15.37        $ 11.86        $ 15.19        $ 11.80         $15.19         $11.80
                          =======        =======        =======        =======         ======         ======
Total investment
 return (b)...........      29.67%         18.60%         28.80%         18.00%         28.80%         27.98%
Ratios (to average net
 assets)/
 Supplemental Data:
   Net investment
     loss.............      (0.16%)        (1.09%)+       (0.91%)        (1.84%)+       (0.91%)        (1.84%)+
   Expenses...........       1.59%          2.53%+         2.34%          3.28%+         2.34%          3.28%+
Portfolio turnover
 rate.................         72%            32%            72%            32%            72%            32%
Net assets at end of
 period (in 000's)....    $26,214        $13,293        $58,937        $12,351         $  806         $   --(c)

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



16|

Notes to Financial Statements

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Growth Opportunities Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices




                                                                             |17

MainStay Growth Opportunities Fund




supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $343,195, $329,705 and $13,490 are decreases to accumulated net investment loss, accumulated undistributed net realized gain on investments and additional paid-in capital, respectively. These differences are due to net investment loss incurred by the Fund for the year and the tax treatment of income earned from Real Estate Investment Trusts.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.





18|

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Madison Square Advisors LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 1999, the Manager earned $369,633. It was not necessary for the Manager to reimburse the Fund for expenses.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily




                                                                             |19

MainStay Growth Opportunities Fund




net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $10,507 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $37, $24,943 and $378, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999, amounted to $159,352.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1999, New York Life held shares of Class A with a net asset value of $13,833,000 which represents 52.8% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,141 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $20,936 for the year ended December 31, 1999.

NOTE 4--FEDERAL INCOME TAX:

The Fund utilized $227,903 of capital loss carryforwards during the current year.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than short-term securities, were $69,777 and $33,602, respectively.




20|

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        YEAR ENDED                JUNE 1, 1998* THROUGH
                                                     DECEMBER 31, 1999              DECEMBER 31, 1998
                                                ---------------------------   -----------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C**
                                                -------   -------   -------   -------   -------   ---------
Shares sold...................................     752     3,339      56       1,131     1,202       --
Shares issued in reinvestment of dividends and
  distributions...............................       1         2      --(a)       --        --       --
                                                 -----     -----      --       -----     -----       --
                                                   753     3,341      56       1,131     1,202       --
Shares redeemed...............................    (169)     (506)     (3)        (10)     (156)      --
                                                 -----     -----      --       -----     -----       --
Net increase..................................     584     2,835      53       1,121     1,046       --(a)
                                                 =====     =====      ==       =====     =====       ==

-------

 *   Commencement of operations.
**   First offered on September 1, 1998.
(a)  Less than one thousand.


                                                                             |21

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Growth Opportunities Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000




22|

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund
MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.



                                                                             |23

OFFICERS & TRUSTEES*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH McBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel
* As of December 31, 1999.

[MAINSTAY INVESTMENTS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Growth Opportunities Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN22-02/00

[RECYCLED PAPER LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MAINSTAY GROWTH
    OPPORTUNITIES FUND

    ANNUAL REPORT

    DECEMBER 31, 1999

    [MAINSTAY INVESTMENTS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in the MainStay Research
                                                              Value Fund versus S&P 500/BARRA Value Index,
                                                              Russell 1000 Value Index, and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   16
                                                              Report of Independent Accountants               21
                                                              The MainStay Funds                              22

                       This page intentionally left blank

President's Letter

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2000

---------------
* Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

$10,000 Invested in the MainStay
Research Value Fund versus S&P 500/BARRA Value Index, Russell 1000 Value Index, and Inflation

CLASS A SHARES SEC Returns: 1 Year 11.84%, Since Inception 9.33%

PERIOD                                   MAINSTAY RESEARCH         S&P500/BARRA                               RUSSELL 1000 VALUE
 END                                         VALUE FUND            VALUE INDEX*        INFLATION (CPI)(++)          INDEX(+)
------------                             -----------------         ------------        -----------------      ------------------
6/1/98                                         9450.00               10000.00               10000.00               10000.00
6/98                                           9327.00               10076.00               10006.00               10128.00
9/98                                           8203.00                8775.00               10043.00                8955.00
12/98                                          9734.00               10305.00               10098.00               10442.00
3/99                                          10074.00               10598.00               10135.00               10591.00
6/99                                          11227.00               11743.00               10209.00               11786.00
9/99                                          10499.00               10659.00               10313.00               10631.00
12/99                                         11520.00               11615.00               10368.00               11208.00

CLASS B SHARES SEC Returns: 1 Year 12.56%, Since Inception 10.11%

PERIOD                                   MAINSTAY RESEARCH         S&P500/BARRA                               RUSSELL 1000 VALUE
 END                                         VALUE FUND            VALUE INDEX*        INFLATION (CPI)(++)          INDEX(+)
------------                             -----------------         ------------        -----------------      ------------------
6/1/98                                        10000.00               10000.00               10000.00               10000.00
6/98                                           9870.00               10076.00               10006.00               10128.00
9/98                                           8660.00                8775.00               10043.00                8955.00
12/98                                         10250.00               10305.00               10098.00               10442.00
3/99                                          10590.00               10598.00               10135.00               10591.00
6/99                                          11309.00               11743.00               10209.00               11786.00
9/99                                          10560.00               10659.00               10313.00               10631.00
12/99                                         11650.00               11615.00               10368.00               11208.00

CLASS C SHARES SEC Returns: 1 Year 16.56%, Since Inception 12.47%

PERIOD                                   MAINSTAY RESEARCH         S&P500/BARRA                               RUSSELL 1000 VALUE
 END                                         VALUE FUND            VALUE INDEX*        INFLATION (CPI)(++)          INDEX(+)
------------                             -----------------         ------------        -----------------      ------------------
6/1/98                                        10000.00               10000.00               10000.00               10000.00
6/98                                           9870.00               10076.00               10006.00               10128.00
9/98                                           8660.00                8775.00               10043.00                8955.00
12/98                                         10250.00               10305.00               10098.00               10442.00
3/99                                          10590.00               10598.00               10135.00               10591.00
6/99                                          11780.00               11743.00               10209.00               11786.00
9/99                                          11000.00               10659.00               10313.00               10631.00
12/99                                         12050.00               11615.00               10368.00               11208.00

-------
     Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Performance reflects a 4% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500/BARRA Value Index is a capitalization-weighted index of approximately half of the companies in the S&P 500 Index, and consists of those companies with lower price-to-book ratios. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results for both the S&P 500 and the S&P 500/BARRA Value Index assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(+) The MainStay Research Value Fund, going forward, will measure its performance against the Russell 1000(R) Value Index. This index reflects the holdings of the Fund better than the S&P 500/BARRA Value Index, against which the Fund is currently measured, and the subadvisor believes that the Russell 1000 Value Index is, therefore, a better performance benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(++) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The broader U.S. equity market struggled and bond yields rose during the twelve months ended December 31, 1999, but technology stocks put on an extraordinary performance. Although more than 50% of the stocks in the S&P 500 Composite Stock Price Index(1) actually declined for the year, the technology sector rose approximately 75% over the same period. The result was both a narrow market and a wide divergence between growth and value stocks. Since technology stocks represented about 30% of the S&P 500 Index at year-end, this growth-oriented sector led the Index to a 21.04% annual return. In contrast, the Russell 1000(R) Value Index(2) was up only 7.35% for the year.

In our view, equity investors had many channels to choose from during 1999, but spent most of the year tuned in to three shows--the big show, the magic show, and the no-show. The big show was, of course, the astronomical performance of technology stocks trading at extremely high valuations. The magic show refers to the steady levitating act of long-term bond yields throughout the year. Investor preoccupation with faster-than-expected economic growth both domestically and overseas led the bond market to conclude that an upsurge in inflation must be just around the corner. Surprisingly, the U.S. equity market rose strongly in the face of this challenging yield environment, with long-duration equities performing strongest. Inflation remained low.

Finally, the no-show was Y2K. Not the year, naturally, but rather the global catastrophes alarmists were predicting. We may yet be slightly premature, but to date, critical resources such as electricity, gas, financial institutions, defense systems, airlines, and telecommunications have all been functioning smoothly and without interruption.

STRONG FUND PERFORMANCE

For the year ended December 31, 1999, the MainStay Research Value Fund returned 18.35% for Class A shares and 17.56% for Class B and Class C shares, excluding all sales charges. All share classes significantly outperformed the average Lipper(3) multi-cap value fund, which returned 7.78% for the same period and the Russell 1000 Value Index, which returned 7.35% for the year.

The Fund's performance was due primarily to strong stock selection, as we purchased and sold securities for the Fund's portfolio across a wide spectrum of industries. In managing the Fund's investments we focused our research on individual stock fundamentals rather than on the shifting macroeconomic backdrop. The Fund's positions in technology stocks, purchased within our valuation criteria some time ago, certainly bolstered Fund performance. Still, it must be noted that we do not deliberately over- or underweight sectors in the Fund, but rather construct the portfolio on a stock-by-stock basis in an effort to generate strong risk-adjusted returns over time.

-------

(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance.

(2) See footnote on page 5 for more information on the Russell 1000(R) Value Index.

(3) See footnote and table on page 9 for more information on Lipper Inc.

                              [PERFORMANCE GRAPH]

YEAR-BY-YEAR PERFORMANCE

YEAR END                                                                  CLASS A                      CLASS B AND CLASS C
----------                                                                -------                      -------------------
12/98                                                                       3.00                               2.50
12/99                                                                      18.35                              17.56

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares for periods 6/98 through 8/98. See footnote * on page 9 for more information on performance.

DIVERSIFIED, RESEARCH-INTENSIVE VALUE APPROACH

The Fund's technology and media stocks were among its best-performing securities for the year, including:

- Texas Instruments, a manufacturer of semiconductor products, which rose on improving growth prospects for digital signal processor end markets such as modems and cellular handsets;

- Tribune, a diversified media company, whose superior performance reflected ongoing strength in advertising markets and consolidation among television stations;

- Seagate Technology, a data storage, retrieval, and management systems company that rose on a pricing recovery and the rising value of its own investment portfolio; and

- News Corp., a global diversified media company, whose preferred stock rose on a generally strong advertising market, a recovery in several overseas markets, and investor recognition of the value of its affiliated companies.

Among the Fund's worst performers were interest-rate sensitive stocks, including Ace Ltd. and XL Capital, both Bermuda-based global providers of property, casualty, and liability insurance; Aetna, a leading name in insurance, health benefits, and financial services; Xerox, a document-processing product and service company; and Keyspan Energy, a distributor of natural gas and electricity in the greater New York region.

Past performance is no guarantee of future results.

LOOKING AHEAD

With such a wide divergence in the performance of growth and value sectors, the investment environment has been challenging for the Fund. While there is no doubt that technology is having a positive impact on the U.S. economy, most notably in terms of enhanced productivity, we believe that ultimately investors will sort out the worthy from the unworthy technology and Internet stocks, which may lead to more divergent trends within this sector.

Given the large number of declining stocks in 1999, their low absolute valuations, and even lower relative valuations, we see an expanding field of undervalued equities with strong fundamentals. We will continue to focus our research on these value opportunities, seeking securities we believe have the potential to outperform over time, while preserving capital on the downside. Whatever the markets may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

Jeffrey A. Kigner
G. Todd Silva
Portfolio Managers
John A. Levin & Co., Inc.

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                  1 YEAR         LIFE OF FUND THROUGH 12/31/99
    Class A                       18.35%                    13.30%
    Class B                       17.56%                    12.47%
    Class C                       17.56%                    12.47%

   FUND SEC RETURNS*

                                  1 YEAR         LIFE OF FUND THROUGH 12/31/99
    Class A                       11.84%                     9.33%
    Class B                       12.56%                    10.11%
    Class C                       16.56%                    12.47%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                  1 YEAR         LIFE OF FUND THROUGH 12/31/99
    Class A                62 out of 490 funds        52 out of 449 funds
    Class B                66 out of 490 funds        63 out of 449 funds
    Class C                66 out of 490 funds        69 out of 463 funds
    Average Lipper
    multi-cap value(++)
    fund                          7.78%                      4.92%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

             NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A     $11.62      $0.0000      $0.5511
    Class B     $11.48      $0.0000      $0.5511
    Class C     $11.48      $0.0000      $0.5511

-------

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/99. Lipper returns and rankings are unaudited.

(++) Lipper's new fund classification structure, effective September 1999, is reflected in this material.

MainStay Research Value Fund

                                   SHARES           VALUE
------------------------------------------------------------
COMMON STOCKS (94.1%)+
AEROSPACE/DEFENSE (3.4%)
Rockwell International Corp. ...     5,600       $   268,100
United Technologies Corp. ......     9,032           587,080
                                                 -----------
                                                     855,180
                                                 -----------
AIRLINES (2.4%)
AMR Corp. (a)...................     8,950           599,650
                                                 -----------

AUTOMOBILES (2.4%)
Ford Motor Co. .................    11,500           614,531
                                                 -----------

BANKS (6.9%)
Bank of New York Co., Inc.
 (The)..........................     8,800           352,000
First Union Corp................     7,600           249,375
Fleet Boston Financial Corp. ...     7,200           250,650
Mellon Financial Corp. .........    11,400           388,312
Northern Trust Corp. ...........     9,600           508,800
                                                 -----------
                                                   1,749,137
                                                 -----------
BEVERAGES (4.1%)
Anheuser-Busch Cos. Inc. .......     5,800           411,075
Coca-Cola Company (The).........     6,600           384,450
PepsiCo, Inc. ..................     6,700           236,175
                                                 -----------
                                                   1,031,700
                                                 -----------
BROADCAST/MEDIA (0.9%)
Fox Entertainment Group Inc.
 Class A (a)....................     8,900           221,944
                                                 -----------

CHEMICALS (2.7%)
Monsanto Co. ...................    19,500           694,687
                                                 -----------
COMPUTER SOFTWARE & SERVICES (2.6%)
First Data Corp.................    13,200           650,925
                                                 -----------

COMPUTER SYSTEMS (10.2%)
Compaq Computer Corp. ..........    24,800           671,150
Hewlett-Packard Co. ............     3,500           398,781
International Business Machines
 Corp. .........................     4,500           486,000
Seagate Technology Inc. (a).....    22,200         1,033,688
                                                 -----------
                                                   2,589,619
                                                 -----------
CONGLOMERATES (1.0%)
Textron Inc. ...................     3,200           245,400
                                                 -----------
CONTAINERS (0.7%)
Owens-Illinois, Inc. (a)........     6,700           167,919
                                                 -----------
------------------------------------------------------------
+  Percentages indicated are based on Fund net assets.

                                   SHARES           VALUE
------------------------------------------------------------

COSMETICS/PERSONAL CARE (1.4%)
Gillette Co. ...................     8,600       $   354,213
                                                 -----------

ELECTRICAL EQUIPMENT (5.4%)
General Electric Co. ...........     5,200           804,700
Koninklijke Philips
 Electronics....................     4,252           574,020
                                                 -----------
                                                   1,378,720
                                                 -----------
ELECTRONICS -- SEMICONDUCTORS
 (3.0%)
Texas Instruments Inc. .........     7,800           755,625
                                                 -----------

ENTERTAINMENT (3.9%)
Viacom Inc. Class B (a).........    12,100           731,294
Walt Disney Co. (The)...........     9,200           269,100
                                                 -----------
                                                   1,000,394
                                                 -----------
FOOD (2.1%)
Nabisco Holdings Corp. Class
 A..............................     9,900           313,087
Ralston Purina Co. .............     7,800           217,425
                                                 -----------
                                                     530,512
                                                 -----------
FOOD & HEALTH CARE DISTRIBUTORS (1.7%)
McKesson HBOC, Inc. ............    18,800           424,175
                                                 -----------

HARDWARE & TOOLS (2.2%)
Black & Decker Corp. (The)......    10,750           561,687
                                                 -----------

HEALTH CARE -- MISCELLANEOUS (7.4%)
Aetna Inc. .....................     6,000           334,875
American Home Products Corp. ...    11,500           453,531
Johnson & Johnson...............     5,900           549,438
Warner-Lambert Co. .............     6,700           548,981
                                                 -----------
                                                   1,886,825
                                                 -----------
INSURANCE (2.5%)
Ace, Ltd. ......................    14,800           246,975
Tokio Marine & Fire Insurance
 Co. Ltd. (The).................     3,500           206,937
XL Capital Limited..............     3,400           176,375
                                                 -----------
                                                     630,287
                                                 -----------
MANUFACTURING -- DIVERSIFIED
 (0.7%)
Tyco International Ltd. ........     4,800           186,600
                                                 -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (4.3%)
KeySpan Energy Corp.............    11,000           255,062
Williams Cos., Inc. (The).......    27,450           838,941
                                                 -----------
                                                   1,094,003
                                                 -----------
OFFICE EQUIPMENT & SUPPLIES
 (0.6%)
Xerox Corp. ....................     6,700           152,006
                                                 -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 1999

                                   SHARES           VALUE
------------------------------------------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS--SERVICES (3.4%)
Schlumberger Ltd. ..............     8,400       $   472,500
Transocean Sedco Forex, Inc. ...     1,626            54,784
Unocal Corp. ...................     9,600           322,200
                                                 -----------
                                                     849,484
                                                 -----------
OIL--INTEGRATED DOMESTIC (1.6%)
Conoco Inc. ....................    16,100           398,475
                                                 -----------

OIL--INTEGRATED INTERNATIONAL (1.1%)
Chevron Corp. ..................     3,300           285,863
                                                 -----------

PUBLISHING (3.7%)
Tribune Co. ....................    17,100           941,569
                                                 -----------

RETAIL (2.8%)
Dayton Hudson Corp. ............     5,400           396,563
Federated Department Stores
 (a)............................     6,000           303,375
                                                 -----------
                                                     699,938
                                                 -----------
TELECOMMUNICATIONS--LONG DISTANCE (3.1%)
Loral Space & Communications
 Ltd. (a).......................    32,300           785,294
                                                 -----------

TELEPHONE (5.9%)
Bell Atlantic Corp. ............    11,800           726,437
BellSouth Corp. ................    16,300           763,044
                                                 -----------
                                                   1,489,481
                                                 -----------
Total Common Stocks
 (Cost $20,791,542).............                  23,825,843
                                                 -----------

PREFERRED STOCK (4.1%)

BROADCAST/MEDIA (4.1%)
News Corp. Ltd.--Pfd ADR (b)....    30,800         1,029,875
                                                 -----------
Total Preferred Stock
 (Cost $813,072)................                   1,029,875
                                                 -----------
                                  PRINCIPAL
                                   AMOUNT           VALUE
------------------------------------------------------------
SHORT-TERM INVESTMENT (1.5%)
TIME DEPOSIT (1.5%)
Bank of New York Cayman
 3.00%, due 1/3/00..............  $383,000       $   383,000
                                                 -----------
Total Short-Term Investment
 (Cost $383,000)................                     383,000
                                                 -----------
Total Investments
 (Cost $21,987,614) (c).........      99.7%       25,238,718(d)
Cash and Other Assets,
 Less Liabilities...............       0.3            71,235
                                     -----        ----------
Net Assets......................     100.0%      $25,309,953
                                     =====        ==========

-------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) The cost for Federal income tax purposes is $22,119,220.
(d) At December 31, 1999, net unrealized appreciation was $3,119,498, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,292,055 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,172,557.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $21,987,614)..............................................       $25,238,718
Cash........................................................               324
Receivables:
  Fund shares sold..........................................           112,206
  Dividends and interest....................................            12,660
Unamortized organization expense............................            46,141
                                                                   -----------
        Total assets........................................        25,410,049
                                                                   -----------
LIABILITIES:
Payables:
  MainStay Management.......................................            28,799
  NYLIFE Distributors.......................................            12,048
  Transfer agent............................................             6,973
  Fund shares redeemed......................................             6,022
  Custodian.................................................             5,166
  Trustees..................................................               181
Accrued expenses............................................            40,907
                                                                   -----------
        Total liabilities...................................           100,096
                                                                   -----------
Net assets..................................................       $25,309,953
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    12,032
  Class B...................................................             8,862
  Class C...................................................               998
Additional paid-in capital..................................        22,409,477
Accumulated distribution in excess of net realized gain on
  investments...............................................          (372,520)
Net unrealized appreciation on investments..................         3,251,104
                                                                   -----------
Net assets..................................................       $25,309,953
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $13,987,354
                                                                   ===========
Shares of beneficial interest outstanding...................         1,203,214
                                                                   ===========
Net asset value per share outstanding.......................       $     11.62
Maximum sales charge (5.50% of offering price)..............              0.68
                                                                   -----------
Maximum offering price per share outstanding................       $     12.30
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $10,176,268
                                                                   ===========
Shares of beneficial interest outstanding...................           886,168
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.48
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 1,146,331
                                                                   ===========
Shares of beneficial interest outstanding...................            99,836
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.48
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  248,157
  Interest..................................................      46,578
                                                              ----------
    Total income............................................     294,735
                                                              ----------
Expenses:
  Management................................................     170,746
  Transfer agent............................................      68,566
  Distribution--Class B.....................................      54,900
  Distribution--Class C.....................................       4,823
  Registration..............................................      32,580
  Service--Class A..........................................      30,312
  Service--Class B..........................................      18,300
  Service--Class C..........................................       1,608
  Shareholder communication.................................      25,555
  Professional..............................................      23,274
  Custodian.................................................      18,222
  Amortization of organization expense......................      13,490
  Recordkeeping.............................................      12,000
  Trustees..................................................         546
  Miscellaneous.............................................      13,970
                                                              ----------
    Total expenses before reimbursement.....................     488,892
Expense reimbursement by Manager............................     (67,846)
                                                              ----------
    Net Expenses............................................     421,046
                                                              ----------
Net investment loss.........................................    (126,311)
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   1,343,606
Net change in unrealized appreciation on investments........   2,061,596
                                                              ----------
Net realized and unrealized gain on investments.............   3,405,202
                                                              ----------
Net increase in net assets resulting from operations........  $3,278,891
                                                              ==========

-------
(a) Dividends recorded net of foreign withholding taxes of $1,985.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                                    June 1, 1998*
                                                                 Year ended            through
                                                              December 31, 1999   December 31, 1998
                                                              -----------------   -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................     $  (126,311)        $  (107,527)
  Net realized gain (loss) on investments...................       1,343,606            (464,079)
  Net change in unrealized appreciation on investments......       2,061,596           1,189,508
                                                                 -----------         -----------
  Net increase in net assets resulting from operations......       3,278,891             617,902
                                                                 -----------         -----------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................        (422,405)                 --
    Class B.................................................        (310,298)                 --
    Class C.................................................         (34,003)                 --
  In excess of net realized gain on investments:
    Class A.................................................        (205,234)                 --
    Class B.................................................        (150,764)                 --
    Class C.................................................         (16,522)                 --
                                                                 -----------         -----------
      Total distributions to shareholders...................      (1,139,226)                 --
                                                                 -----------         -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       1,987,704          10,183,730
    Class B.................................................       5,412,093           4,678,889
    Class C.................................................         958,968             124,376
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................         611,941                  --
    Class B.................................................         421,185                  --
    Class C.................................................          39,085                  --
                                                                 -----------         -----------
                                                                   9,430,976          14,986,995
  Cost of shares redeemed:
    Class A.................................................        (391,083)           (123,065)
    Class B.................................................        (934,710)           (376,840)
    Class C.................................................         (39,885)                 (2)
                                                                 -----------         -----------
      Increase in net assets derived from capital share
        transactions........................................       8,065,298          14,487,088
                                                                 -----------         -----------
      Net increase in net assets............................      10,204,963          15,104,990
NET ASSETS:
Beginning of period.........................................      15,104,990                  --
                                                                 -----------         -----------
End of period...............................................     $25,309,953         $15,104,990
                                                                 ===========         ===========

-------
* Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                  Class A                       Class B                       Class C
                        ---------------------------   ---------------------------   ----------------------------
                                         June 1*                       June 1*                     September 1**
                         Year ended      through       Year ended      through       Year ended       through
                        December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                            1999           1998           1999           1998           1999           1998
                        ------------   ------------   ------------   ------------   ------------   -------------
Net asset value at
 beginning of period..    $ 10.30        $ 10.00        $ 10.25        $ 10.00        $ 10.25         $  8.30
                          -------        -------        -------        -------        -------         -------
Net investment
 loss (a).............      (0.03)         (0.07)         (0.09)         (0.10)         (0.09)          (0.06)
Net realized and
 unrealized gain on
 investments..........       1.90           0.37           1.87           0.35           1.87            2.01
                          -------        -------        -------        -------        -------         -------
Total from investment
 operations...........       1.87           0.30           1.78           0.25           1.78            1.95
                          -------        -------        -------        -------        -------         -------
Less distributions:
 From net realized
   gain on
   investments........      (0.37)            --          (0.37)            --          (0.37)             --
 In excess of net
   realized gain on
   investments........      (0.18)            --          (0.18)            --          (0.18)             --
                          -------        -------        -------        -------        -------         -------
Total Distributions...      (0.55)            --          (0.55)            --          (0.55)             --
                          -------        -------        -------        -------        -------         -------
Net asset value at end
 of period............    $ 11.62        $ 10.30        $ 11.48        $ 10.25        $ 11.48         $ 10.25
                          =======        =======        =======        =======        =======         =======
Total investment
 return (b)...........      18.35%          3.00%         17.56%          2.50%         17.56%          23.49%
Ratios (to average net
 assets)
 Supplemental Data:
   Net investment
     loss.............      (0.33%)        (1.48%)+       (1.08%)        (2.23%)+       (1.08%)         (2.23%)+
   Net expenses.......       1.80%          3.15%+         2.55%          3.90%+         2.55%           3.90%+
   Expenses (before
     reimbursement)...       2.14%          3.15%+         2.89%          3.90%+         2.89%           3.90%+
Portfolio turnover
 rate.................         63%            53%            63%            53%            63%             53%
Net assets at end of
 period (in 000's)....    $13,987        $10,378        $10,176        $ 4,589        $ 1,146         $   138

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Research Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Research Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

Notes to Financial Statements

NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for Federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. Permanent book-tax differences of $126,311 and $13,490 are decreases to accumulated net investment loss and additional paid-in capital, respectively. In addition, accumulated

MainStay Research Value Fund

net realized loss on investments has been increased by $112,821. These book-tax differences are due primarily to net investment loss incurred by the Fund in 1999 and the tax treatment of certain expenses.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to John A. Levin & Co., Inc., (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.85% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.80%, 2.55% and 2.55% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 1999, the Manager earned $170,746 and reimbursed the Fund $67,846.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.425% on assets up to $250 million, 0.3825% on assets from $250 million to $500 million and 0.34% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $3,915 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class B and Class C shares of $15,496 and $100, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999, amounted to $68,566.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1999, New York Life held shares of Class A and Class B with net asset values of $10,458,000 and $1,148,000, respectively. This represents 74.8% and 11.3%, respectively, of the net assets at year end for Class A and B.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $486 for the year ended December 31, 1999.

MainStay Research Value Fund

Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,000 for the year ended December 31, 1999.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect, to the extent provided by regulations, to treat $242,971 of qualifying capital losses that arose during the year as if they arose on January 1, 2000. In addition, the Fund utilized $410,996 of capital loss carryforwards during the current year.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than short-term securities, were $19,489 and $11,983, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                YEAR ENDED                            JUNE 1, 1998* THROUGH
                                             DECEMBER 31, 1999                          DECEMBER 31, 1998
                                    -----------------------------------       -------------------------------------
                                    CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C**
                                    -------       -------       -------       -------       -------       ---------
Shares sold.......................    175           485            86          1,021          488            13
Shares issued in reinvestment of
  distributions...................     55            38             4             --           --            --
                                      ---           ---           ---          -----          ---            --
                                      230           523            90          1,021          488            13
Shares redeemed...................    (35)          (85)           (3)           (13)         (40)           --
                                      ---           ---           ---          -----          ---            --
Net increase......................    195           438            87          1,008          448            13
                                      ===           ===           ===          =====          ===            ==

-------

 *   Commencement of operations.
**   First offered on September 1, 1998.

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Research Value Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund
MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.

Officers & Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel
* As of December 31, 1999.

[MAINSTAY INVESTMENTS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Research Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN23-02/00

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MAINSTAY
    RESEARCH VALUE FUND

    ANNUAL REPORT

    DECEMBER 31, 1999

    [MAINSTAY INVESTMENTS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in the MainStay Small Cap
                                                              Growth Fund versus Russell 2000 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Ratings                       9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   17
                                                              Report of Independent Accountants               22
                                                              The MainStay Funds                              23

                       This page intentionally left blank

2
-

President's Letter

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.(*)

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2000

---------------
(*) Source: "Trends in Mutual Fund Investing, December 1999," Investment Company
    Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

                                                                               3
                                                                               -

$10,000 Invested in the MainStay Small Cap
Growth Fund versus Russell 2000 Index
and Inflation

CLASS A SHARES SEC Returns: 1 Year 96.19%, Since Inception 57.81%

                                                         CLASS A               RUSSELL 2000 INDEX(*)         INFLATION (CPI)
                                                         -------               ---------------------         ---------------
6/1/98                                                     9450                       10000                       10000
6/98                                                      10272                       10021                       10006
9/98                                                       8505                        8002                       10043
12/98                                                      9932                        9307                       10098
3/99                                                      10159                        8802                       10135
6/99                                                      12200                       10136                       10209
9/99                                                      13428                        9495                       10313
12/99                                                     20620                       11246                       10368

CLASS B SHARES SEC Returns: 1 Year 101.02%, Since Inception 60.35%

                                                         CLASS B               RUSSELL 2000 INDEX(*)         INFLATION (CPI)
                                                         -------               ---------------------         ---------------
6/1/98                                                    10000                       10000                       10000
6/98                                                      10860                       10021                       10006
9/98                                                       8980                        8002                       10043
12/98                                                     10460                        9307                       10098
3/99                                                      10680                        8802                       10135
6/99                                                      12288                       10136                       10209
9/99                                                      13498                        9495                       10313
12/99                                                     21150                       11246                       10368

CLASS C SHARES SEC Returns: 1 Year 105.02%, Since Inception 62.26%

                                                         CLASS C               RUSSELL 2000 INDEX(*)        INFLATIONI (CPI)I
                                                         -------               ---------------------        -----------------
6/1/98                                                    10000                       10000                       10000
6/98                                                      10860                       10021                       10006
9/98                                                       8980                        8002                       10043
12/98                                                     10460                        9307                       10098
3/99                                                      10680                        8802                       10135
6/99                                                      12800                       10136                       10209
9/99                                                      14060                        9495                       10313
12/99                                                     21550                       11246                       10368


4
-

-------
  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Performance reflects a 4% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

+ Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

                                                                               5
                                                                               -

Portfolio Management Discussion and Analysis

During 1999, the stock market was volatile, but ended on a strong note for most major indices. The first half of the year brought mostly positive returns, with growth and value stock alternatively moving in and out of favor. Most indices declined in the third quarter, as two Federal Reserve tightening moves raised concerns about the impact of rising interest rates on stock market valuations and economic growth.

These concerns were allayed when the Federal Reserve decided to leave the target for the federal funds rate unchanged in early October. All major stock indices rose significantly in the fourth quarter, despite an additional tightening move on November 16, 1999. The stock market was buoyed by the combination of continued strong economic growth, high consumer confidence, and modest inflation.

Growth stocks dramatically outperformed value stocks during the latter part of 1999, resulting in an historically wide performance spread between the two investment styles. Most investors favored companies that are developing new technologies, products, and services for fast-growing markets such as the Internet, biotechnology, and telecommunications. In this environment, small-cap growth stocks were one of the best-performing asset classes, rising 43.09% for the year as measured by the Russell 2000(R) Growth Index,(1) which was more than twice the 21.04% return of the large-cap S&P 500 Index(2) for the year.

PERFORMANCE REVIEW

For the year ended December 31, 1999, the MainStay Small Cap Growth Fund returned 107.61% for Class A shares and 106.02% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 62.31% return of the average Lipper(3) small-cap growth fund, to rank among the top 15% of funds in their peer group. All share classes also outperformed the Fund's benchmarks, the Russell 2000(R) Index, which returned 21.26% for the year, and the Russell 2000 Growth Index, which returned 43.09% over the same period. The Fund's outperformance was largely due to careful security selection, tremendous strength in its technology and communications holdings, and significant profits and returns resulting from the Fund's investments in initial public offerings
(IPOs). It is impossible to predict whether future returns from IPOs will be as successful as those made during this period. Moreover, as the Fund grows in size, the effect of IPO investments on performance may decrease.

NEW STRATEGIC DIRECTIONS

In the first half of 1999, we made a critical investment decision to significantly increase the Fund's weightings in the technology and communications sectors. We began to invest in Internet and communications companies with strong business models in areas such as business-to-business e-commerce (Internet Capital Group, Vitria Technology), fiber-channel storage (Brocade, QLogic,

-------
(1) The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. See footnote on page 5 for more information on the Russell 2000 Index.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(3) See footnote and table on page 9 for more information on Lipper Inc.


6
-

YEAR-BY-YEAR PERFORMANCE

                                                                          CLASS A                       CLASS B & CLASS C
                                                                          -------                       -----------------
12/98                                                                        5.10                               4.60
12/99                                                                      107.61                             106.02

Emulex), and digital consumer electronics technology (SanDisk Corp.). Several of these investments were among the Fund's top-performing securities for the year. Although the Fund purchased Agile Software, a dynamic process and materials supply chain management software company, in the second half of 1999, the stock was the most significant contributor to the Fund's performance for the year.

In the latter part of the year, we increased the Fund's holdings in the biotechnology sector, focusing on companies with strong technology and product pipelines. One of the Fund's top-performing biotechnology stocks was Maxygen, a company that uses a novel DNA technology to rapidly create modified genes that exhibit desirable qualities. The Fund continues to hold this company, whose technology has applications not only in the pharmaceutical industry, but also in the agriculture and specialty-chemical industries.

Although many of these emerging companies do not have the near-term strong earnings prospects that we typically look for in the Fund's traditional holdings, we decided to focus more on discounted future cash flows to evaluate these companies. The decision to significantly increase the Fund's exposure to these areas had a strong positive impact on the Fund's performance.

MORE TRADITIONAL SECTORS

As 1999 progressed, we reduced the Fund's exposure to the financial sector, eliminating several traditional bank stocks such as Cullen/Frost Bankers and Southwest Bancorp, whose earnings prospects have been tempered by higher interest rates. We also sold the Fund's holdings in health services companies such as RehabCare Group and Total Renal Care, which were being constrained by changes in government regulations and reimbursement. Underweighting these groups contributed positively to performance.


                                                                               7
                                                                               -

Past performance is no guarantee of future results.

The performance of many companies in the more traditional sectors of the market lagged the results of the Fund's high-tech companies. In consumer services and other sectors, the Fund holds numerous companies that have continued to show strong revenue and earnings growth but have not yet appreciated in proportion to that growth. Maximus, Mettler Toledo, and Gildan Activewear are a few examples. We continue to hold many of these companies with strong management teams and solid growth prospects, believing that the market will eventually recognize their value and will reward them with higher stock prices.

The Fund's worst performers in 1999 included stocks in several different sectors. American Bank Note Holographics fell victim to gross mismanagement and the Fund sold the stock at a loss. NCO Group, a bad-debt collection company, declined sharply late in the year on concerns about slowing revenue trends from customers in the health care market. Arthrocare is a medical-device company that the Fund sold on concerns about revenue growth and possible delays in new-product approvals. Despite a negative impact on Fund performance, the proceeds from the sales of American Bank Note Holographics and Arthrocare were used to purchase stocks we believe have greater potential for price appreciation.

LOOKING AHEAD

As of year-end, the Fund remained significantly overweighted in the technology and communications sectors. Within the health care sector, the Fund is currently emphasizing biotechnology companies over health services companies. We believe that the Fund's holdings in these sectors will generate attractive performance in the year ahead. The Fund remains underweighted in financial stocks, which we believe are unlikely to deliver strong earnings results in the current interest-rate environment. Finally, the Fund continues to maintain a well-diversified portfolio of high-quality nontechnology names with strong earnings prospects.

During 1999, small-cap growth stocks outperformed their large-cap counterparts for the first time in many years. Despite the recent outperformance, small-cap stocks in many sectors still appear to be undervalued relative to large-cap names. We believe that the long-term outlook remains bright for small-cap companies with high revenue growth, strong management, and solid business models. Whatever the market or the economy may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

8
-

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                          1 YEAR          LIFE OF FUND THROUGH 12/31/99
    Class A               107.61%                    63.54%
    Class B               106.02%                    62.26%
    Class C               106.02%                    62.26%

   FUND SEC RETURNS*

                          1 YEAR          LIFE OF FUND THROUGH 12/31/99
    Class A                96.19%                    57.81%
    Class B               101.02%                    60.35%
    Class C               105.02%                    62.26%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                          1 YEAR          LIFE OF FUND THROUGH 12/31/99
    Class A         33 out of 267 funds        25 out of 227 funds
    Class B         37 out of 267 funds        27 out of 227 funds
    Class C         37 out of 267 funds        66 out of 243 funds
    Average Lipper
    small-cap
    growth
    fund(++)                     62.31%                     35.78%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

             NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A     $21.82      $0.0000      $0.0000
    Class B     $21.55      $0.0000      $0.0000
    Class C     $21.55      $0.0000      $0.0000

-------
(*) Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance figures for the two classes after this date vary based on differences in their loads.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/99. Lipper returns and rankings are unaudited.

(++) Lipper's new fund classification structure, effective September 1999, is reflected in this material.

                                                                               9
                                                                               -

MainStay Small Cap Growth Fund

                                    SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (94.9%)+
AEROSPACE/DEFENSE (0.4%)
HEICO Corp......................     20,000       $    436,250
HEICO Corp. Class A.............     21,000            443,625
                                                  ------------
                                                       879,875
                                                  ------------
BIOTECHNOLOGY (2.4%)
Alkermes, Inc.(a)...............     13,500            663,188
Protein Design Labs, Inc. (a)...     34,000          2,380,000
Techne Corp. (a)................     31,000          1,706,937
                                                  ------------
                                                     4,750,125
                                                  ------------

BROADCAST/MEDIA (3.3%)
Citadel Communications Corp.
 (a)............................     31,600          2,050,050
Classic Communications, Inc.
 Class A (a)....................     35,000          1,279,688
Emmis Communications Class A
 (a)............................     11,800          1,470,759
Macrovision Corp. (a)...........     23,000          1,702,000
                                                  ------------
                                                     6,502,497
                                                  ------------
CHEMICALS (0.5%)
MacDermid, Inc..................     26,000          1,067,625
                                                  ------------

COMMUNICATIONS EQUIPMENT (1.6%)
Finisar Corp. (a)...............     20,000          1,797,500
Orckit Communications Ltd.
 (a)............................     40,000          1,372,500
                                                  ------------
                                                     3,170,000
                                                  ------------
COMPUTER SOFTWARE & SERVICES (19.0%)
Advanced Digital Information
 Corp. (a)......................     28,000          1,361,500
Advent Software, Inc. (a).......     26,650          1,717,259
Clarify Inc. (a)................     18,000          2,268,000
Daleen Technologies, Inc. (a)...     71,600          1,566,250
Exchange Applications, Inc.
 (a)............................     42,500          2,374,687
Great Plains Software, Inc.
 (a)............................     25,000          1,868,750
Legato Systems, Inc. (a)........     22,000          1,513,875
Metamor Worldwide, Inc. (a).....     35,000          1,019,375
NVIDIA Corp. (a)................     40,600          1,905,663
Peregrine Systems, Inc. (a).....     29,000          2,441,437
Project Software & Development,
 Inc. (a).......................     32,000          1,776,000
QRS Corp. (a)...................     23,600          2,461,775
RAVISENT Technologies Inc.
 (a)............................     78,000          2,998,125
Sanchez Computer Associates,
 Inc. (a).......................     25,000          1,029,688
SilverStream Software, Inc.
 (a)............................     15,000          1,785,000
THQ Inc. (a)....................     36,000            834,750
TSI International Software Ltd.
 (a)............................     35,000          1,981,875
Verity, Inc. (a)................     31,400          1,336,463
Vitria Technology, Inc. (a).....     22,000          5,148,000
                                                  ------------
                                                    37,388,472
                                                  ------------
--------------------------------------------------------------
+ Percentages indicated are based on Fund net assets.

--------------------------------------------------------------
                                    SHARES           VALUE

COMPUTER SYSTEMS (1.9%)
SanDisk Corp. (a)...............     38,500       $  3,705,625
                                                  ------------

COMPUTERS--NETWORKING (4.5%)
Ancor Communications, Inc.
 (a)............................     39,500          2,681,062
Emulex Corp. (a)................     31,400          3,532,500
JNI Corp. (a)...................     22,500          1,485,000
Paradyne Networks, Inc. (a).....     40,000          1,090,000
                                                  ------------
                                                     8,788,562
                                                  ------------

COMPUTERS--PERIPHERAL (5.3%)
Crossroads Systems Inc. (a).....     30,000          2,535,000
Cybex Computer Products Corp.
 (a)............................     47,300          1,915,650
Immersion Corp. (a).............     40,000          1,535,000
SCM Microsystems, Inc. (a)......     41,000          2,621,437
SmartDisk Corp. (a).............     55,000          1,801,250
                                                  ------------
                                                    10,408,337
                                                  ------------

ELECTRIC POWER COMPANIES (2.4%)
Calpine Corp. (a)...............     43,000          2,752,000
Independent Energy Holdings PLC
 ADR (a)(b).....................     57,000          1,898,812
                                                  ------------
                                                     4,650,812
                                                  ------------

ELECTRICAL EQUIPMENT (1.5%)
Gilat Satellite Networks Ltd.
 (a)............................     25,600          3,040,000
                                                  ------------

ELECTRONICS--COMPONENTS (1.7%)
Audiovox Corp. Class A (a)......     43,500          1,321,313
Zoran Corp. (a).................     38,000          2,118,500
                                                  ------------
                                                     3,439,813
                                                  ------------

ELECTRONICS--INSTRUMENTATION
 (3.4%)
Mettler-Toledo International
 Inc. (a).......................     58,900          2,249,244
Optimal Robotics Corp. Class A
 (a)............................    103,000          3,836,750
Waters Corp. (a)................     11,400            604,200
                                                  ------------
                                                     6,690,194
                                                  ------------

ELECTRONICS--SEMICONDUCTORS
 (0.8%)
NETsilicon, Inc. (a)............      5,000            100,312
QLogic Corp. (a)................     10,000          1,598,750
                                                  ------------
                                                     1,699,062
                                                  ------------

ENGINEERING & CONSTRUCTION
 (0.7%)
Dycom Industries, Inc. (a)......     30,000          1,321,875
                                                  ------------

FINANCE (0.6%)
BlackRock, Inc. Class A (a).....     71,000          1,220,313
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

10
-

Portfolio of Investments December 31, 1999


                                    SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD (0.5%)
American Italian Pasta Co. Class
 A (a)..........................     30,000       $    922,500
                                                  ------------

FOOD & HEALTH CARE DISTRIBUTORS (0.7%)
Patterson Dental Co. (a)........     31,200          1,329,900
                                                  ------------

HEALTH CARE--DRUGS (3.5%)
Andrx Corp. (a).................     33,300          1,409,006
Celgene Corp. (a)...............     15,300          1,071,000
King Pharmaceuticals, Inc.
 (a)............................     49,650          2,783,503
Taro Pharmaceutical Industries
 Ltd. (a).......................    115,800          1,679,100
                                                  ------------
                                                     6,942,609
                                                  ------------

HEALTH CARE--MEDICAL PRODUCTS (2.1%)
CONMED Corp. (a)................     41,000          1,060,875
Datascope Corp..................     10,000            400,000
PolyMedica Corp. (a)............     75,000          1,734,375
Syncor International Corp.
 (a)............................     29,100            847,538
                                                  ------------
                                                     4,042,788
                                                  ------------
HOUSEHOLD--FURNISHINGS &
 APPLIANCES (1.0%)
Salton, Inc. (a)................     57,100          1,909,281
                                                  ------------
INTERNET SOFTWARE & SERVICES
 (16.0%)
Agile Software Corp. (a)........     25,000          5,430,860
C-bridge Internet Solutions,
 Inc. (a).......................     15,000            729,375
Engage Technologies, Inc. (a)...     39,300          2,358,000
InterVU Inc. (a)................     44,000          4,620,000
InterWorld Corp. (a)............     20,000          1,707,500
iXL Enterprises, Inc. (a).......     36,000          1,998,000
Media Metrix, Inc. (a)..........     35,000          1,251,250
National Information Consortium,
 Inc. (a).......................     43,000          1,376,000
RADWARE Ltd. (a)................     47,250          2,037,656
VerticalNet, Inc. (a)...........     14,000          2,296,000
Viador, Inc. (a)................     72,500          3,072,188
Viant Corp. (a).................     14,000          1,386,000
WorldGate Communications, Inc.
 (a)............................     40,000          1,902,500
Xpedior, Inc. (a)...............     47,300          1,359,875
                                                  ------------
                                                    31,525,204
                                                  ------------
INVESTMENT BANK/BROKERAGE (0.6%)
Wit Capital Group, Inc. (a).....     74,000          1,258,000
                                                  ------------
MACHINERY (0.5%)
Applied Power Inc. Class A......     28,300          1,040,025
                                                  ------------

--------------------------------------------------------------
                                    SHARES           VALUE

MANUFACTURING (0.7%)
Dionex Corp. (a)................     33,000       $  1,359,188
                                                  ------------

RETAIL (3.8%)
Cost Plus Inc. (a)..............     37,600          1,339,500
Duane Reade Inc. (a)............     16,300            449,269
Linens 'n Things, Inc. (a)......     32,900            974,662
Men's Wearhouse, Inc. (The)
 (a)............................     47,950          1,408,531
REX Stores Corp. (a)............     68,000          2,380,000
Talbots, Inc. (The).............     23,000          1,026,375
                                                  ------------
                                                     7,578,337
                                                  ------------

SCHOOLS (0.4%)
Edison Schools, Inc. (a)........     50,000            787,500
                                                  ------------

SPECIALIZED SERVICES (4.0%)
Corporate Executive Board Co.
 (The) (a)......................     26,000          1,452,750
Iron Mountain Inc. (a)..........     28,450          1,118,441
MAXIMUS, Inc. (a)...............     34,200          1,160,662
MedQuist Inc. (a)...............     41,000          1,058,313
NCO Group, Inc. (a).............     43,500          1,310,437
Profit Recovery Group
 International, Inc. (The)
 (a)............................     63,650          1,690,703
                                                  ------------
                                                     7,791,306
                                                  ------------

SPECIALTY PRINTING (0.8%)
Valassis Communications, Inc.
 (a)............................     36,700          1,550,575
                                                  ------------

STEEL (0.2%)
Gibraltar Steel Corp............     21,000            490,875
                                                  ------------

TECHNOLOGY (1.8%)
Maxygen, Inc. (a)...............     50,000          3,550,000
                                                  ------------

TELECOMMUNICATIONS (6.6%)
AirGate PCS, Inc. (a)...........     69,000          3,639,750
LCC International, Inc. Class A
 (a)............................    206,000          4,107,125
Primus Telecommunications Group,
 Inc. (a).......................     61,000          2,333,250
Terayon Communication Systems,
 Inc. (a).......................     18,000          1,130,625
Tut Systems, Inc. (a)...........     32,000          1,716,000
                                                  ------------
                                                    12,926,750
                                                  ------------

TEXTILES--APPAREL MANUFACTURERS (1.0%)
Gildan Activeware Inc. Class A
 (a)............................    105,000          1,903,125
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                                              11
                                                                               -

MainStay Small Cap Growth Fund


                                    SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)

TRANSPORTATION (0.7%)
Expeditors International of
 Washington, Inc. ..............     31,800       $  1,393,238
                                                  ------------
Total Common Stocks (Cost
 $118,789,821)..................                   187,024,388
                                                  ------------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS (8.6%)

COMMERCIAL PAPER (8.6%)
Associates Corp. of North
 America
 4.00%, due 1/3/00..............  $5,970,000         5,968,673
Ford Motor Credit Co.
 5.68%, due 1/12/00.............  3,000,000          2,994,791
 6.35%, due 1/7/00..............  2,000,000          1,997,877
General Electric Capital Corp.
 5.57%, due 1/11/00.............  3,000,000          2,995,356
Merrill Lynch & Co. Inc.
 5.80%, due 1/19/00.............  3,000,000          2,991,296
                                                  ------------
Total Short-Term Investments
 (Cost $16,947,993).............                    16,947,993
                                                  ------------
Total Investments
 (Cost $135,737,814) (c)........      103.5%       203,972,381(d)
Liabilities in Excess of Cash,
 and Other Assets...............       (3.5)        (6,982,767)
                                  ----------      ------------
Net Assets......................      100.0%      $196,989,614
                                  ==========      ============

-------
 (a) Non-income producing security.
 (b) ADR--American Depository Receipt.
 (c) The cost stated also represents the aggregate cost for Federal income tax purposes.
 (d) At December 31, 1999, net unrealized appreciation was $68,234,567, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $71,047,074 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,812,507.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


12
-

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $135,737,814).............................................       $203,972,381
Cash........................................................             10,325
Receivables:
  Fund shares sold..........................................          2,080,092
  MainStay Management.......................................            135,830
  Dividends.................................................                845
Unamortized organization expense............................             46,141
                                                                   ------------
        Total assets........................................        206,245,614
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          8,850,451
  MainStay Management.......................................            144,012
  NYLIFE Distributors.......................................            105,164
  Fund shares redeemed......................................             68,547
  Transfer agent............................................             33,085
  Custodian.................................................              6,781
  Trustees..................................................                943
Accrued expenses............................................             47,017
                                                                   ------------
        Total liabilities...................................          9,256,000
                                                                   ------------
Net assets..................................................       $196,989,614
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     29,543
  Class B...................................................             60,562
  Class C...................................................                943
Additional paid-in capital..................................        122,495,925
Accumulated net realized gain on investments................          6,168,074
Net unrealized appreciation on investments..................         68,234,567
                                                                   ------------
Net assets..................................................       $196,989,614
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 64,470,439
                                                                   ============
Shares of beneficial interest outstanding...................          2,954,347
                                                                   ============
Net asset value per share outstanding.......................       $      21.82
Maximum sales charge (5.50% of offering price)..............               1.27
                                                                   ------------
Maximum offering price per share outstanding................       $      23.09
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $130,487,049
                                                                   ============
Shares of beneficial interest outstanding...................          6,056,204
                                                                   ============
Net asset value and offering price per share outstanding....       $      21.55
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  2,032,126
                                                                   ============
Shares of beneficial interest outstanding...................             94,311
                                                                   ============
Net asset value and offering price per share outstanding....       $      21.55
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              13
                                                                               -

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Interest..................................................  $   269,980
  Dividends (a).............................................       31,251
                                                              -----------
    Total income............................................      301,231
                                                              -----------
Expenses:
  Management................................................      707,275
  Distribution--Class B.....................................      327,239
  Distribution--Class C.....................................        2,652
  Transfer agent............................................      255,827
  Service--Class A..........................................       66,855
  Service--Class B..........................................      109,080
  Service--Class C..........................................          884
  Registration..............................................       63,229
  Professional..............................................       31,634
  Custodian.................................................       28,255
  Recordkeeping.............................................       25,029
  Shareholder communication.................................       22,455
  Amortization of organization expense......................       13,490
  Trustees..................................................        2,172
  Miscellaneous.............................................       25,310
                                                              -----------
    Total expenses..........................................    1,681,386
                                                              -----------
Net investment loss.........................................   (1,380,155)
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................    9,165,533
Net change in unrealized appreciation on investments........   64,530,904
                                                              -----------
Net realized and unrealized gain on investments.............   73,696,437
                                                              -----------
Net increase in net assets resulting from operations........  $72,316,282
                                                              ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $201.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


14
-

Statement of Changes in Net Assets

                                                                              June 1, 1998(*)
                                                               Year ended        through
                                                              December 31,    December 31,
                                                                  1999            1998
                                                              ------------   ---------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $(1,380,155)     $  (290,244)
  Net realized gain (loss) on investments...................    9,165,533       (1,630,794)
  Net change in unrealized appreciation on investments......   64,530,904        3,703,663
                                                              ------------     -----------
  Net increase in net assets resulting from operations......   72,316,282        1,782,625
                                                              ------------     -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   45,801,102       15,576,522
    Class B.................................................   77,404,539       21,163,932
    Class C.................................................    1,625,927              577
  Cost of shares redeemed:
    Class A.................................................  (23,160,400)        (991,817)
    Class B.................................................  (12,976,606)      (1,464,204)
    Class C.................................................      (88,853)             (12)
                                                              ------------     -----------
      Increase in net assets derived from capital share
       transactions.........................................   88,605,709       34,284,998
                                                              ------------     -----------
      Net increase in net assets............................  160,921,991       36,067,623
NET ASSETS:
Beginning of period.........................................   36,067,623               --
                                                              ------------     -----------
End of period...............................................  $196,989,614     $36,067,623
                                                              ============     ===========

-------

 (*)   Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Financial Highlights selected per share data and ratios

                                 Class A                        Class B                        Class C
                       ----------------------------   ---------------------------   -------------------------------
                                        June 1(*)                      June 1(*)                    September 1(**)
                        Year ended       through       Year ended      through       Year ended       through
                       December 31,   December 31,    December 31,   December 31,   December 31,    December 31,
                           1999           1998            1999           1998           1999            1998
                       ------------   ------------    ------------   ------------   ------------   -------------
Net asset value at
 beginning of
 period..............    $ 10.51         $ 10.00        $  10.46       $ 10.00         $10.46          $ 8.43
                         -------         -------        --------       -------         ------          ------
Net investment loss
 (a).................      (0.20)         (0.10)           (0.29)       (0.12)          (0.29)          (0.09)
Net realized and
 unrealized gain on
 investments.........      11.51            0.61           11.38          0.58          11.38            2.12
                         -------         -------        --------       -------         ------          ------
Total from investment
 operations..........      11.31            0.51           11.09          0.46          11.09            2.03
                         -------         -------        --------       -------         ------          ------
Net asset value at
 end of
 period..............    $ 21.82         $ 10.51        $  21.55       $ 10.46         $21.55          $10.46
                         =======         =======        ========       =======         ======          ======
Total investment
 return (b)..........     107.61%           5.10%         106.02%         4.60%        106.02%          24.08%
Ratios (to average
 net assets)
 Supplemental Data:
   Net investment
     loss............      (1.48%)         (2.12%)(+)      (2.23%)       (2.87%)(+)     (2.23%)         (2.87%)(+)
   Expenses..........       1.91%           2.63%(+)        2.66%         3.38%(+)       2.66%           3.38%(+)
Portfolio turnover
 rate................         86%             32%             86%           32%            86%             32%
Net assets at end of
 period
 (in 000's)..........    $64,470         $15,319        $130,487       $20,748         $2,032          $    1

-------

 (*)  Commencement of Operations.
(**)  Class C shares were first offered on September 1, 1998.
 (+)  Annualized.
      Per share data based on average shares outstanding during
 (a)  the period.
      Total return is calculated exclusive of sales charges and is
 (b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Notes to Financial Statements

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and


                                                                              17
                                                                               -

MainStay Small Cap Growth Fund




preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $1,380,155,

18
-

$1,366,665 and $13,490 are decreases to accumulated net investment loss, accumulated undistributed net realized gain on investments and additional paid-in capital, respectively, due primarily from net investment loss incurred by the Fund in 1999.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended December 31, 1999, the Manager earned $707,275.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has

                                                                              19
                                                                               -

MainStay Small Cap Growth Fund


adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $14,800 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $933, $47,467 and $401, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999 amounted to $255,827.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1999, New York Life held shares of Class A with a net asset value of $19,638,000 which represents 30.5% of the net assets of Class A at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $1,376 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $25,029 for the year ended December 31, 1999.

20
-

NOTE 4--FEDERAL INCOME TAX:

The Fund utilized $1,410,209 of capital loss carryforwards during the current year.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were $138,370 and $59,923, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        YEAR ENDED                JUNE 1, 1998(*) THROUGH
                                                     DECEMBER 31, 1999              DECEMBER 31, 1998
                                                ---------------------------   -------------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C(**)
                                                -------   -------   -------   -------   -------   -----------
Shares sold...................................   2,911     5,003      100      1,563     2,140        1
Shares issued in reinvestment of dividends and
  distributions...............................      --        --       --         --        --       --
                                                ------     -----      ---      -----     -----        --
                                                 2,911     5,003      100      1,563     2,140        1
Shares redeemed...............................  (1,414)     (930)      (6)      (106)     (157)      --
                                                ------     -----      ---      -----     -----        --
Net increase..................................   1,497     4,073       94      1,457     1,983        1
                                                ======     =====      ===      =====     =====        ==

-------

 (*)   Commencement of operations.
(**)   First offered on September 1, 1998.


                                                                              21
                                                                               -

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Small Cap Growth Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000


22
-

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.


                                                                              23
                                                                               -

Officers & Trustees(*)

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel
(*) As of December 31, 1999.

[MAINSTAY INVESTMENTS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Small Cap Growth Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN24-02/00

[RECYCLE.LOGO]

[MAINSTAY FUNDS LOGO]

    MainStay
    Small Cap Growth Fund

    ANNUAL REPORT
    DECEMBER 31, 1999

    [MAINSTAY INVESTMENTS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in the MainStay Small Cap
                                                              Value Fund versus Russell 2000 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                      9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   16
                                                              Report of Independent Accountants               21
                                                              The MainStay Funds                              22

                       This page intentionally left blank

President's Letter
The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.(*)

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2000

---------------
(*) Source: "Trends in Mutual Fund Investing, December 1999," Investment Company
    Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.


                                                                               3
                                                                               -

$10,000 Invested in the MainStay
Small Cap Value Fund versus Russell 2000
Index and Inflation

CLASS A SHARES SEC Returns: 1 Year 0.27%, Since Inception -6.07%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP
                                                       VALUE FUND              RUSSELL 2000 INDEX(*)        INFLATION (CPI)(+)
                                                       --------------          -------------------          ----------------
6/1/98                                                    9450                        10000                       10000
6/98                                                      9119                        10021                       10006
9/98                                                      7532                         8002                       10043
12/98                                                     8533                         9307                       10098
3/99                                                      7749                         8802                       10135
6/99                                                      9119                        10136                       10209
9/99                                                      8600                         9495                       10313
12/99                                                     9055                        11246                       10368

CLASS B SHARES SEC Returns: 1 Year 0.35%, Since Inception -5.76%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP
                                                       VALUE FUND              RUSSELL 2000 INDEX(*)       INFLATION (CPI)(+)
                                                       --------------          ---------------------       ------------------
6/1/98                                                  10000.00                    10000.00                    10000.00
6/98                                                     9640.00                    10021.00                    10006.00
9/98                                                     7950.00                     8002.00                    10043.00
12/98                                                    9000.00                     9307.00                    10098.00
3/99                                                     8150.00                     8802.00                    10135.00
6/99                                                     9180.00                    10136.00                    10209.00
9/99                                                     8620.00                     9495.00                    10313.00
12/99                                                    9102.00                    11246.00                    10368.00

CLASS C SHARES SEC Returns: 1 Year 4.35%, Since Inception -3.30%
[LINE GRAPH]

                                                   MAINSTAY SMALL CAP
                                                       VALUE FUND              RUSSELL 2000 INDEX(*)       INFLATION (CPI)(+)
                                                       --------------          ---------------------       ------------------
6/1/98                                                    10000                       10000                       10000
6/98                                                       9640                       10021                       10006
9/98                                                       7950                        8002                       10043
12/98                                                      9000                        9307                       10098
3/99                                                       8150                        8802                       10135
6/99                                                       9580                       10136                       10209
9/99                                                       9020                        9495                       10313
12/99                                                      9481                       11246                       10368

-------
    Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The Class A graph assumes an initial investment of $10,000 made on 6/1/98 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/1/98. Performance reflects a 4% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/1/98 and includes the historical performance of Class B shares for periods from 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their loads. Performance does not reflect the CDSC--1% if redeemed within one year of purchase--as it would not apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

(*) The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(+) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.


                                                                              5
                                                                              -

-------

(1) See footnote on page 5 for more information on the Russell 2000(R) Index.
(2) The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
(3) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
(4) See footnote and table on page 9 for more information on Lipper Inc.
(5) Returns reflect performance for the one-year period ended 12/31/99.

Portfolio Management Discussion and Analysis

The small-cap equity market generally outperformed both large-cap and mid-cap stocks for the twelve months ended December 31, 1999. Yet within the small-cap sector there was an historically wide divergence between growth and value stocks, primarily as a result of the speculative nature of the market. Notably, at year-end 1999, in terms of market capitalization growth stocks represented 11% more of the Russell 2000(R) Index(1) than at the end of the previous year. In terms of market capitalization the technology sector comprised 30% of the Russell 2000 Index, 12% higher than at the end of 1998. Led by the momentum-driven technology sector, the Russell 2000(R) Growth Index(2) gained 43% for the twelve months ended December 31, 1999. Internet-related stocks alone contributed 7.8% to the 43% performance of that Index. On the other hand, the Russell 2000(R) Value Index(3) fell 1.5%, as traditional valuation and fundamental measures were largely ignored in the wake of the enthusiasm surrounding technology stocks.

Other stronger-performing small-cap sectors for the year included utilities and producer durables. Weaker-performing sectors included auto and transportation, financial services, and consumer staples.

PERFORMANCE REVIEW

For the twelve months ended December 31, 1999, the MainStay Small Cap Value Fund returned 6.11% for Class A shares and 5.35% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 6.33% return of the average Lipper(4) small-cap value fund over the same period. The primary reason for the Fund's shortfall was sticking to its discipline of seeking companies with true value characteristics, such as low price-to-earnings and price-to-book ratios, during a year when small-cap growth equities dramatically outperformed small-cap value stocks. Still, the Fund benefited from its diversified portfolio and its focus on well-managed companies that are growing but selling at valuation discounts. All share classes underperformed the Russell 2000 Index which returned 21.26% for the period.

Although we made no major shifts in industry weightings during the year, several new investments in the technology and energy sectors helped the Fund's performance. The Fund also benefited from the sale at significant premiums of stocks of companies that were takeover targets.

TECHNOLOGY SECTOR FOCUS AND OTHER CONTRIBUTORS

As expected, many of the Fund's biggest successes in 1999 were technology related. Hadco Corp., the largest domestic printed circuit-board manufacturer, was up 46%(5) during the year. C&D Technologies gained 55% on increasing

YEAR-BY-YEAR PERFORMANCE
[PERFORMANCE CHART; BAR GRAPH]

                                                                          CLASS A                      CLASS B AND CLASS C
                                                                          -------                      -------------------
12/98                                                                       -9.7                                -10
12/99                                                                       6.11                               5.35

demand for its wireless communications products, which resulted in strong earnings growth.

Several Fund purchases in the technology sector also resulted in significant gains. In April, the Fund bought the stock of Tekelec, a company that adds intelligence to communications networks for applications like caller-ID and 800-service, and by year-end the stock gained 142%. A June purchase of Clearnet Communications, a leading digital wireless company in Canada, proved timely as the stock subsequently appreciated 164%.

Other successful additions to the Fund's portfolio included Noble Drilling in the energy sector and Jones Intercable in the broadcast/media sector. Noble Drilling benefited from an improved outlook for offshore drilling as oil prices rose, and from the time we purchased the stock in March through year-end, the stock gained 91%. Jones Intercable, a leading cable TV company, moved up 95% during the year, as it offered subscribers digital services and Internet connections.

The Fund also benefited from external interest in several companies in its portfolio. Profitable sales were made during the year in Sbarro, Optek Technology, and Varlen after each received takeover proposals. The Fund also sold Giant Industries, when refining margins declined after oil prices rose.

The portfolio's worst performer was Norstan, a provider of communications products and services that reported disappointing earnings. The stock fell 64%. We continue to hold this stock as new management has been installed. ISB Financial, a bank in Louisiana, declined 28% on difficulties with merger integration and pressure from higher interest rates. American Medical Security Group, an insurance company, was down 58% on disappointing pricing trends


                                                                               7
                                                                               -

Past performance is
no guarantee of
future results.

in Florida medical insurance. Since the company has a strong balance sheet, however, we anticipate a steady recovery for this stock in the year 2000 as other regions grow.

LOOKING FORWARD

Due to the underperformance of many of the value-oriented sectors of the small-cap market, we firmly believe there will be significant opportunities to buy well-managed companies with strong potential at substantial valuation discounts in early 2000. Our research indicates that many of these stocks are in the industrial sector, but real estate investment trusts (REITs) and some financial stocks are also attractively priced. We anticipate that it will be difficult to find undervalued stocks in the technology sector, as these names continue to soar.

Our focus in 2000 will likely be on monitoring the Federal Reserve's efforts to decelerate the economy without driving it into a recession. The outcome of that effort could be critical to the Fund's ongoing investment strategy. Wherever the markets may move, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Timothy Dalton, Jr.
Kenneth Greiner
Portfolio Managers
Dalton, Greiner, Hartman, Maher & Co.

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS(*)

                               1 YEAR   LIFE OF FUND THROUGH 12/31/99
    Class A                    6.11 %              -2.66%
    Class B                    5.35 %              -3.30%
    Class C                    5.35 %              -3.30%

   FUND SEC RETURNS(*)

                               1 YEAR   LIFE OF FUND THROUGH 12/31/99
    Class A                    0.27 %              -6.07%
    Class B                    0.35 %              -5.76%
    Class C                    4.35 %              -3.30%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                 1 YEAR     LIFE OF FUND THROUGH 12/31/99
    Class A                    128 out of             89 out of
                               312 funds              275 funds
    Class B                    138 out of            102 out of
                               312 funds              275 funds
    Class C                    138 out of             96 out of
                               312 funds              285 funds
    Average Lipper small-cap
    value fund(++)               6.33%                 -4.15%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

             NAV 12/31/99   INCOME    CAPITAL GAINS
    Class A     $9.56       $0.0000      $0.0206
    Class B     $9.46       $0.0000      $0.0206
    Class C     $9.46       $0.0000      $0.0206

-------
(*) Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. All returns assume capital gain and dividend distributions are reinvested.

     Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares of the Fund are sold with no initial sales charge, but are subject to a maximum CDSC of up to 5% if shares are redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares, first offered to the public on 9/1/98, are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Performance figures for Class C shares include the historical performance of the Class B shares for periods from inception (6/1/98) up to 8/31/98. Performance figures for the two classes after this date vary based on differences in their loads.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Life of Fund return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/99. Lipper returns and rankings are unaudited.

(++) Lipper's new fund classification structure, effective September 1999, is reflected in this material.


                                                                               9
                                                                               -

MainStay Small Cap Value Fund

                                     SHARES           VALUE
                                ------------------------------
COMMON STOCKS (94.4%)(+)

AUTO PARTS & EQUIPMENT (3.0%)
Aftermarket Technology Corp.
 (a).............................     36,200       $   432,137
Borg-Warner Automotive, Inc. ....      5,500           222,750
Mark IV Industries, Inc. ........     15,600           275,925
                                                   -----------
                                                       930,812
                                                   -----------
BANKS (5.0%)
Colonial BancGroup, Inc. (The)...     27,000           280,125
ISB Financial Corp. .............     13,400           184,250
Local Financial Corp. (a)........     35,200           365,200
Peoples Heritage Financial Group,
 Inc. ...........................     22,050           332,128
Staten Island Bancorp, Inc. .....     23,700           426,600
                                                   -----------
                                                     1,588,303
                                                   -----------
BROADCAST/MEDIA (1.6%)
Jones Intercable, Inc. Class A
 (a).............................      7,200           499,050
                                                   -----------

BUILDING MATERIALS (3.2%)
NCI Building Systems, Inc. (a)...     23,400           432,900
Simpson Manufacturing Co., Inc.
 (a).............................     13,000           568,750
                                                   -----------
                                                     1,001,650
                                                   -----------
CHEMICALS (1.7%)
Schulman (A.), Inc. .............     32,200           525,262
                                                   -----------
COMMUNICATIONS--EQUIPMENT (6.0%)
EMS Technologies, Inc. (a).......     21,900           257,325
Plantronics, Inc. (a)............      7,300           522,406
Tekelec (a)......................     50,000         1,125,000
                                                   -----------
                                                     1,904,731
                                                   -----------
COMPUTER SOFTWARE & SERVICES
 (7.1%)
IMRglobal Corp. (a)..............     27,700           347,981
Mastech Corp. (a)................     17,800           440,550
Shared Medical Systems Corp. ....      8,900           453,344
Systems & Computer Technology
 Corp. (a).......................     21,700           352,625
THQ Inc. (a).....................     28,350           657,366
                                                   -----------
                                                     2,251,866
                                                   -----------
COSMETICS/PERSONAL CARE (2.7%)
Rexall Sundown, Inc. (a).........     34,600           356,812
Steiner Leisure Ltd. (a).........     29,000           483,938
                                                   -----------
                                                       840,750
                                                   -----------
ELECTRIC POWER COMPANIES (2.2%)
TNP Enterprises, Inc. ...........     16,600           684,750
                                                   -----------
--------------------------------------------------------------
(+) Percentages indicated are based on Fund net assets.

                                     SHARES           VALUE
                                 -----------------------------

ELECTRICAL EQUIPMENT (8.1%)
C&D Technologies, Inc. ..........     14,100       $   599,250
Hadco Corp. (a)..................     11,200           571,200
Harman International Industries,
 Inc. ...........................     14,100           791,362
Technitrol, Inc. ................     13,700           609,650
                                                   -----------
                                                     2,571,462
                                                   -----------
ELECTRONICS--SEMICONDUCTORS
 (2.5%)
Etec Systems, Inc. (a)...........     17,700           794,287
                                                   -----------

FOOD (1.3%)
Smithfield Foods, Inc. (a).......     16,600           398,400
                                                   -----------

HEALTH CARE--MEDICAL PRODUCTS
 (5.9%)
Arrow International, Inc. .......     14,600           423,400
Beckman Coulter, Inc. ...........     10,000           508,750
DENTSPLY International, Inc. ....     19,400           458,325
West Pharmaceutical Services,
 Inc. ...........................     15,400           476,438
                                                   -----------
                                                     1,866,913
                                                   -----------
HEALTH CARE--MISCELLANEOUS (4.0%)
Mallinckrodt Inc. ...............     13,600           432,650
Orthodontic Centers of America,
 Inc. (a)........................     37,800           451,237
US Oncology, Inc. (a)............     74,696           368,812
                                                   -----------
                                                     1,252,699
                                                   -----------
HOUSEWARES (0.9%)
Oneida Ltd. .....................     13,100           284,925
                                                   -----------

INSURANCE (2.0%)
American Medical Security Group,
 Inc. (a)........................     37,400           224,400
MIIX Group, Inc. (The)...........     27,000           394,875
                                                   -----------
                                                       619,275
                                                   -----------
MACHINERY--DIVERSIFIED (2.3%)
IDEX Corp. ......................     12,100           367,538
Specialty Equipment Cos., Inc.
 (a).............................     14,800           354,275
                                                   -----------
                                                       721,813
                                                   -----------
MANUFACTURING (6.3%)
Brady Corp. Class A..............     11,200           380,100
CLARCOR Inc. ....................     16,700           300,600
Harsco Corp. ....................      8,700           276,225
Hussmann International, Inc. ....     23,900           359,994
Lancaster Colony Corp. ..........     14,000           463,750
Matthews International Corp. ....      7,900           217,250
                                                   -----------
                                                     1,997,919
                                                   -----------
METALS--PROCESSING & FABRICATION
 (0.7%)
Hawk Corp. Class A (a)...........     38,400           223,200
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


10
-

Portfolio of Investments December 31, 1999




                                     SHARES           VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
OFFICE EQUIPMENT & SUPPLIES
 (1.7%)
Hunt Corp. ......................     12,700       $   120,650
Reynolds & Reynolds Co. (The)....     19,100           429,750
                                                   -----------
                                                       550,400
                                                   -----------
OIL & GAS SERVICES (2.7%)
Noble Drilling Corp. (a).........     26,400           864,600
                                                   -----------

PAPER & FOREST PRODUCTS (2.1%)
FiberMark, Inc. (a)..............     26,700           313,725
Wausau-Mosinee Paper Corp. ......     30,200           352,963
                                                   -----------
                                                       666,688
                                                   -----------
PUBLISHING (3.4%)
Hollinger International Inc. ....     32,300           417,881
R. H. Donnelley Corp. (a)........     33,800           637,975
                                                   -----------
                                                     1,055,856
                                                   -----------
REAL ESTATE INVESTMENT/
 MANAGEMENT (4.5%)
Bedford Property Investors,
 Inc. ...........................     16,800           286,650
JP Realty, Inc. .................     15,300           239,063
Koger Equity, Inc. ..............     22,200           374,625
LNR Property Corp. ..............     13,800           274,275
Pan Pacific Retail Properties,
 Inc. ...........................     15,700           256,106
                                                   -----------
                                                     1,430,719
                                                   -----------
RESTAURANTS (2.9%)
Buffets, Inc. (a)................     59,500           595,000
Landry's Seafood Restaurants,
 Inc. (a)........................     36,100           313,619
                                                   -----------
                                                       908,619
                                                   -----------
RETAIL (1.4%)
Payless ShoeSource, Inc. (a).....      9,500           446,500
                                                   -----------

SPECIALIZED SERVICES (1.0%)
Staff Leasing, Inc. (a)..........     34,200           324,900
                                                   -----------

SPECIALTY PRINTING (1.2%)
Banta Corp. .....................     16,500           372,281
                                                   -----------

                                     SHARES           VALUE
                                 -----------------------------

TELECOMMUNICATIONS--LONG DISTANCE
 (4.3%)
Clearnet Communications Inc.
 Class A (a).....................     35,100       $ 1,206,563
Norstan, Inc. (a)................     23,800           151,725
                                                   -----------
                                                     1,358,288
                                                   -----------
TRANSPORTATION (1.4%)
Arnold Industries, Inc. .........     30,700           431,719
                                                   -----------
TRUCKERS (1.3%)
Heartland Express, Inc. (a)......     26,600           418,950
                                                   -----------
Total Common Stocks (Cost
 $28,097,474)....................                   29,787,587
                                                   -----------
                                   PRINCIPAL
                                     AMOUNT
                                   ----------
SHORT-TERM INVESTMENT (4.9%)

TIME DEPOSIT (4.9%)
Bank of New York Cayman 3.00%,
 due 1/3/2000....................  $1,558,000        1,558,000
                                                   -----------
Total Short-Term Investment (Cost
 $1,558,000).....................                    1,558,000
                                                   -----------
Total Investments (Cost
 $29,655,474) (b)................       99.3%       31,345,587(c)
Cash and Other Assets, Less
 Liabilities.....................        0.7           215,874
                                   ----------      -----------
Net Assets.......................      100.0%      $31,561,461
                                   ==========      ===========

-------
 (a) Non-income producing security.
 (b) The cost for Federal income tax purposes is $29,672,012.
 (c) At December 31, 1999, net unrealized appreciation was $1,673,575, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $4,488,302 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,814,727.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              11
                                                                               -

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $29,655,474)..............................................       $31,345,587
Cash........................................................            30,645
Receivables:
  Investment securities sold................................           194,319
  Dividends and interest....................................            37,784
  Fund shares sold..........................................            36,153
Unamortized organization expense............................            46,141
                                                                   -----------
        Total assets........................................        31,690,629
                                                                   -----------
LIABILITIES:
Payables:
  MainStay Management.......................................            39,543
  NYLIFE Distributors.......................................            16,526
  Fund shares redeemed......................................            13,164
  Transfer agent............................................            10,092
  Custodian.................................................             6,583
  Trustees..................................................               237
Accrued expenses............................................            43,023
                                                                   -----------
        Total liabilities...................................           129,168
                                                                   -----------
Net assets..................................................       $31,561,461
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    15,900
  Class B...................................................            16,619
  Class C...................................................               670
Additional paid-in capital..................................        30,477,147
Accumulated undistributed net investment income.............             7,770
Accumulated net realized loss on investments................          (646,758)
Net unrealized appreciation on investments..................         1,690,113
                                                                   -----------
Net assets..................................................       $31,561,461
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $15,205,264
                                                                   ===========
Shares of beneficial interest outstanding...................         1,590,020
                                                                   ===========
Net asset value per share outstanding.......................       $      9.56
Maximum sales charge (5.50% of offering price)..............              0.56
                                                                   -----------
Maximum offering price per share outstanding................       $     10.12
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $15,722,400
                                                                   ===========
Shares of beneficial interest outstanding...................         1,661,928
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.46
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   633,797
                                                                   ===========
Shares of beneficial interest outstanding...................            67,005
                                                                   ===========
Net asset value and offering price per share outstanding....       $      9.46
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12
-

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Dividends.................................................  $  362,323
  Interest..................................................      64,435
                                                              ----------
    Total income............................................     426,758
                                                              ----------
Expenses:
  Management................................................     279,625
  Transfer agent............................................     115,074
  Distribution--Class B.....................................     103,154
  Distribution--Class C.....................................       3,334
  Registration..............................................      34,518
  Service--Class A..........................................      34,410
  Service--Class B..........................................      34,385
  Service--Class C..........................................       1,111
  Shareholder communication.................................      27,586
  Custodian.................................................      25,871
  Professional..............................................      23,655
  Amortization of organization expense......................      13,490
  Recordkeeping.............................................      13,044
  Trustees..................................................         820
  Miscellaneous.............................................      14,888
                                                              ----------
    Total expenses before reimbursement.....................     724,965
Expense reimbursement by Manager............................     (87,709)
                                                              ----------
    Net expenses............................................     637,256
                                                              ----------
Net investment loss.........................................    (210,498)
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................     174,014
Net change in unrealized depreciation on investments........   1,788,220
                                                              ----------
Net realized and unrealized gain on investments.............   1,962,234
                                                              ----------
Net increase in net assets resulting from operations........  $1,751,736
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Changes in Net Assets

                                                                                    June 1, 1998(*)
                                                                 Year ended            through
                                                              December 31, 1999   December 31, 1998
                                                              -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................     $  (210,498)        $  (145,914)
  Net realized gain (loss) on investments...................         174,014            (611,042)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................       1,788,220             (98,107)
                                                                 -----------         -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       1,751,736            (855,063)
                                                                 -----------         -----------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................         (32,590)                 --
    Class B.................................................         (34,208)                 --
    Class C.................................................          (1,376)                 --
                                                                 -----------         -----------
      Total distributions to shareholders...................         (68,174)                 --
                                                                 -----------         -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       3,577,142          13,399,780
    Class B.................................................       8,566,971          10,830,274
    Class C.................................................         540,308             183,607
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................          30,736                  --
    Class B.................................................          32,019                  --
    Class C.................................................             684                  --
                                                                 -----------         -----------
                                                                  12,747,860          24,413,661
  Cost of shares redeemed:
    Class A.................................................      (1,602,497)           (201,264)
    Class B.................................................      (3,817,385)           (676,513)
    Class C.................................................        (130,900)                 --
                                                                 -----------         -----------
      Increase in net assets derived from capital share
        transactions........................................       7,197,078          23,535,884
                                                                 -----------         -----------
      Net increase in net assets............................       8,880,640          22,680,821
NET ASSETS:
Beginning of period.........................................      22,680,821                  --
                                                                 -----------         -----------
End of period...............................................     $31,561,461         $22,680,821
                                                                 ===========         ===========
Accumulated undistributed net investment income at end of
  period....................................................     $     7,770         $     7,614
                                                                 ===========         ===========

-------

(*)  Commencement of Operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


14
-

Financial Highlights selected per share data and ratios

                                  Class A                       Class B                        Class C
                        ---------------------------   ---------------------------   ------------------------------
                                         June 1(*)                     June 1(*)                    September 1(**)
                         Year ended      through       Year ended      through       Year ended        through
                        December 31,   December 31,   December 31,   December 31,   December 31,    December 31,
                            1999           1998           1999           1998           1999            1998
                        ------------   ------------   ------------   ------------   ------------    -------------
Net asset value at
 beginning of period..    $  9.03        $ 10.00        $  9.00        $ 10.00         $ 9.00          $ 7.49
                          -------        -------        -------        -------         ------          ------
Net investment loss
 (a)..................      (0.03)         (0.06)         (0.10)         (0.09)         (0.10)          (0.06)
Net realized and
 unrealized gain
 (loss) on
 investments..........       0.58          (0.91)          0.58          (0.91)          0.58            1.57
                          -------        -------        -------        -------         ------          ------
Total from investment
 operations...........       0.55          (0.97)          0.48          (1.00)          0.48            1.51
                          -------        -------        -------        -------         ------          ------
Less distributions:
 From net realized
   gain on
   investments........      (0.02)            --          (0.02)            --          (0.02)             --
                          -------        -------        -------        -------         ------          ------
Net asset value at end
 of period............    $  9.56        $  9.03        $  9.46        $  9.00         $ 9.46          $ 9.00
                          =======        =======        =======        =======         ======          ======
Total investment
 return (b)...........       6.11%         (9.70%)         5.35%        (10.00%)         5.35%          20.16%
Ratios (to average net
 assets)/
 Supplemental Data:
   Net investment
     loss.............      (0.34%)        (1.53%)(+)     (1.09%)        (2.28%)(+)     (1.09%)         (2.28%)(+)
   Net expenses.......       1.90%          3.14%(+)       2.65%          3.89%(+)       2.65%           3.89%(+)
   Expenses (before
     reimbursement)...       2.21%          3.14%(+)       2.96%          3.89%(+)       2.96%           3.89%(+)
Portfolio turnover
 rate.................         42%            24%            42%            24%            42%             24%
Net assets at end of
 period (in 000's)....    $15,205        $12,339        $15,722        $10,145         $  634          $  196

-------

( *)   Commencement of Operations.
(**)   Class C shares were first offered on September 1, 1998.
( +)   Annualized.
       Per share data based on average shares outstanding during
(a)    the period.
       Total return is calculated exclusive of sales charges and is
(b)    not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              15
                                                                               -

MainStay Small Cap Value Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal


16
-

Notes to Financial Statements

exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $210,654, and $56,707 are decreases to accumulated net investment loss and additional paid-in capital, respectively. In addition, an increase of $153,947 has been made to accumulated net realized loss on investments. These permanent book-tax differences are due primarily to net investment loss incurred by the Fund in 1999 and the tax treatment of income earned from Real Estate Investment Trusts.

                                                                              17
                                                                               -

MainStay Small Cap Value Fund

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Dalton, Greiner, Hartman, Maher & Co. (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.90%, 2.65% and 2.65% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 1999, the Manager earned $279,625 and reimbursed the Fund $87,709.

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets on assets up to $250 million, 0.45% on assets from $250 million to $500 million and 0.40% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense



18
-
of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A shares was $5,914 for the year ended December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $21,039 and $576, respectively, for the year ended December 31, 1999.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense accrued for the year ended December 31, 1999, amounted to $115,074.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 1999, New York Life held shares of Class A and Class B with net asset values of $8,604,000 and $946,000, respectively. This represents 56.6% and 6.0%, respectively, of the net assets at year end for Class A and B.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $703 for the year ended December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $13,044 for the year ended December 31, 1999.

                                                                              19
                                                                               -

MainStay Small Cap Value Fund

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect, to the extent provided by regulations, to treat $642,742 of qualifying capital losses that arose during the year as if they arose on January 1, 2000. In addition, the Fund utilized $594,148 of capital loss carryforwards during the current year.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than short-term securities, were $17,723 and $11,137, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      YEAR ENDED                   JUNE 1, 1998(*) THROUGH
                                                   DECEMBER 31, 1999                 DECEMBER 31, 1998
                                              ---------------------------      ------------------------------
                                              CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C(**)
                                              -------   -------   -------      -------   -------   ----------
Shares sold.................................      398     960        60         1,390     1,207       22
Shares issued in reinvestment of dividends
  and distributions.........................        3       3        --(a)         --        --       --
                                                -----    ----       ---         -----     -----       --
                                                  401     963        60         1,390     1,207       22
Shares redeemed.............................     (177)   (428)      (15)          (24)      (80)      --
                                                -----    ----       ---         -----     -----       --
Net increase................................      224     535        45         1,366     1,127       22
                                                =====    ====       ===         =====     =====       ==

-------

 (*)  Commencement of operations.
(**)  First offered on September 1, 1998.
 (a)  Less than one thousand.

20
-

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Small Cap Value Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000

                                                                              21
                                                                               -

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.


22
-

Officers & Trustees(*)

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel
(*) As of December 31, 1999.

[MAINSTAY INVESTMENTS LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay Small Cap Value Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN25-02/00

[RECYCLE LOGO]

[MAINSTAY FUNDS LOGO]

    MainStay
    Small Cap Value Fund

    ANNUAL REPORT
    DECEMBER 31, 1999

    [MAINSTAY INVESTMENTS LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in the MainStay MAP Equity
                                                              Fund versus the S&P 500 Index, the Lipper
                                                              Growth & Income Fund Index, and Inflation--
                                                              Class A, B, C, and I Shares                      4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings                     10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               26
                                                              The MainStay Funds                              27

                       This page intentionally left blank

President's Letter

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, virtually eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, most investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6.8 trillion in assets under management as of December 31, 1999.*

MainStay(R) Funds is proud to be part of America's financial heritage and the growth of the mutual fund industry. At the dawn of a new millennium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to such unprecedented growth remain in place today, this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically meet with your investment professional to review your strategies and make sure they're consistent with your long-term goals.

At MainStay Funds, we seek to help you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Our Funds' portfolio managers continue to manage their portfolios according to investment strategies based on ongoing market or securities research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of the Funds' portfolio managers. This may help give you the consistency needed to pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay investment during the twelve months ended December 31, 1999. The portfolio manager commentary can tell you more about the Fund's investment strategies and performance results. If you have any questions, your investment professional will be pleased to assist you.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
January 2000

---------------
* Source: "Trends in Mutual Fund Investing, December 1999," Investment Company Institute.

(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C) 1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.




                                                                               3
                                                                               -

$10,000 Invested in the MainStay MAP Equity
Fund versus the S&P 500 Index, the Lipper Growth & Income Fund Index, and Inflation

CLASS I SHARES SEC Returns: 1 Year 6.85%, 5 Years 22.89%, 10 Years 15.41%

                                                                 LIPPER GROWTH &          MAINSTAY MAP
                                              S&P 500*          INCOME FUND INDEX+        EQUITY FUND         INFLATION (CPI)++
                                              --------          ------------------        ------------        -----------------
12/89                                         10000.00               10000.00                9525.00               10000.00
12/90                                          9690.00                9401.00                9032.00               10625.00
12/91                                         12636.00               12010.00               11534.00               10942.00
12/92                                         13597.00               13166.00               12760.00               11265.00
12/93                                         14943.00               15091.00               13862.00               11574.00
12/94                                         15160.00               15029.00               14250.00               11875.00
12/95                                         20851.00               19710.00               18898.00               12184.00
12/96                                         25634.00               23783.00               23438.00               12587.00
12/97                                         34186.00               30176.00               30082.00               12801.00
12/98                                         43956.00               34274.00               37392.00               13007.00
12/99                                         53205.00               38339.00               41929.00               13356.00

CLASS A SHARES SEC Return: Since Inception 1.61%

                                                                 LIPPER GROWTH &          MAINSTAY MAP
                                              S&P 500*          INCOME FUND INDEX+        EQUITY FUND         INFLATION (CPI)++
                                              --------          ------------------        ------------        -----------------
6/9/99                                        10000.00               10000.00                9550.00               10000.00
6/30/99                                       10544.00               10339.00                9858.00               10000.00
9/30/99                                        9885.00                9512.00                9119.00               10102.00
12/31/99                                      11356.00               10364.00               10161.00               10157.00

CLASS B SHARES SEC Return: Since Inception 2.23%

                                                                 LIPPER GROWTH &          MAINSTAY MAP
                                              S&P 500*          INCOME FUND INDEX+        EQUITY FUND         INFLATION (CPI)++
                                              --------          ------------------        ------------        -----------------
6/9/99                                        10000.00               10000.00               10000.00               10000.00
6/30/99                                       10544.00               10339.00                9909.00               10000.00
9/30/99                                        9885.00                9512.00                9151.00               10102.00
12/31/99                                      11356.00               10364.00               10223.00               10157.00

CLASS C SHARES SEC Return: Since Inception 6.23%

                                                                 LIPPER GROWTH &          MAINSTAY MAP
                                              S&P 500*          INCOME FUND INDEX+        EQUITY FUND         INFLATION (CPI)++
                                              --------          ------------------        ------------        -----------------
6/9/99                                        10000.00               10000.00               10000.00               10000.00
6/30/99                                       10544.00               10339.00               10326.00               10000.00
9/30/99                                        9885.00                9512.00                9536.00               10102.00
12/31/99                                      11356.00               10364.00               10623.00               10157.00

-------
  On 6/9/99, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund Class I shares.

  Past performance is no guarantee of future results. SEC returns shown assume capital gain and dividend distributions are reinvested, and in compliance with SEC guidelines, include the maximum sales charge (see below) and show the percentage change for each of the required periods. MainStay Management LLC has contractually agreed to limit total annual fund operating expenses to 1.00% for Class I shares, 1.25% for Class A shares and 2.00% for Class B and Class C shares through May 31, 2001, after which time MainStay Management LLC may discontinue the limitation. Without such expense limitations, performance may have been lower. Performance figures for the MainStay MAP Equity Fund Class I shares, first offered 6/9/99, include the performance of the MAP-Equity Fund from 12/31/89 through 6/8/99. Prior to reorganization, shares of the MAP-Equity Fund were subject to a maximum 4.75% sales charge, however, Class I shares are sold with no initial sales charge and no annual 12b-1 fee. The Class I graph assumes an initial investment of $10,000 made on 12/31/89 in Class I shares of the MainStay MAP Equity Fund. The growth chart reflects the effect of the 4.75% sales charge, applicable prior to the Fund's reorganization, thereby reducing the amount of the investment to $9,525. The Class A graph assumes an initial investment of $10,000 made on 6/9/99 reflecting the effect of the 5.5% up-front sales charge, thereby reducing the amount of the investment to $9,450. The Class B graph assumes an initial investment of $10,000 made on 6/9/99. Performance reflects a 5% Contingent Deferred Sales Charge (CDSC), as it would apply for the period shown. The Class C graph assumes an initial investment of $10,000 made on 6/9/99 and reflects the 1% CDSC, as it would apply for the period shown. All results include reinvestment of distributions at net asset value and change in share price for the stated period.

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all capital gain and dividend distributions. An investment cannot be made directly into an index.

(+) The Lipper Growth & Income Fund Index is an unmanaged equally weighted performance index of the thirty largest qualifying funds in the growth and income fund universe, based on year-end assets. Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total return with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. An investment cannot be made directly into an index.

(++) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.




                                                                               5
                                                                               -

Portfolio Management Discussion and Analysis

For the twelve months ended December 31, 1999, the S&P 500 Composite Stock Price Index(1) appreciated in excess of 20% for a record fifth consecutive year, and small-cap stocks outperformed both their large-cap and mid-cap counterparts for the first time in five years. Within each capitalization sector of the U.S. equity market, growth stocks were very much in favor during 1999, led by technology and Internet-related stocks. Except during the second quarter of 1999, value stocks were largely neglected. Over the course of the year, small-cap growth stocks outperformed small-cap value stocks by more than 40%.

Volatility within the U.S. equity markets remained high. The S&P 500 Index advanced as 1999 began, although sell-offs in large-cap technology stocks raised early concerns. April saw shifts into small- and mid-cap stocks as large-cap growth stocks underperformed their value counterparts for the first time in nearly one and a half years. Strength in energy-related stocks, positive earnings surprises, and a rotation into cyclicals led to the stronger returns in these long out-of-favor value sectors. By June, technology stocks pushed large-cap growth stocks back into the lead. Third-quarter equity returns were negative across small-, mid-, and large-capitalization indices. Large cap-stock performance soared for the year, but small-cap stocks outperformed for the fourth quarter, as many investors sought to take advantage of lower valuations among small-cap equities.

PERFORMANCE REVIEW

For the twelve months ended December 31, 1999, the MainStay MAP Equity Fund returned 12.18% for Class I shares, excluding all sales charges, underperforming the 22.49% return of the average Lipper(2) multi-cap core fund and the 21.04% return of the S&P 500 Index for the same period. For the period from June 9, 1999--date of initial offering--through December 31, 1999, Class A shares returned 7.53% and Class B and Class C shares returned 7.23%, excluding all sales charges.

The primary reason for the Fund's underperformance in 1999 was its value discipline, which seeks companies with low price to book value or price to cash flow ratios plus a catalyst, such as management changes, restructurings, or sales of underperforming assets, that may unlock a company's potential. Unlike some value managers who tried to improve returns by stepping into the growth arena, we remained focused on our value-oriented process.

Given our strict discipline, it is worth noting that the Fund outperformed the Russell 3000(R) Value Index,(3) which returned 6.65% for the year ended

--------
(1) See footnote on page 5 for more information on the S&P 500() Index.
(2) See footnote and table on page 10 for more information on Lipper Inc.
(3) The Russell 3000(R) Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. An investment cannot be made directly into an index.

YEAR-BY-YEAR PERFORMANCE
CLASS I SHARES

                                                                            CLASS I SHARES
                                                                            --------------
12/89                                                                            28.18
12/90                                                                            -5.09
12/91                                                                            27.69
12/92                                                                            10.53
12/93                                                                             8.67
12/94                                                                             2.76
12/95                                                                            32.50
12/96                                                                            23.82
12/97                                                                            27.99
12/98                                                                            24.23
12/99                                                                            12.18

CLASS A, B, AND C SHARES

------------------------------------------------------------  -------------------------------------------
12/99                                                                            7.53 Class A
12/99                                                                            7.23 Class B and Class C

December 31, 1999. Through most of the year, approximately two-thirds of the portfolio was invested in mid-cap and small-cap securities. Thus, it is also notable that the Fund outperformed the Russell Midcap(TM) Value Index,(4) which had a -0.11% return for 1999. Several of the Fund's holdings blossomed from value to growth stocks during the year.

It is also worth noting that Morningstar(5) rated the MainStay MAP Equity Fund Class I shares four stars overall as of December 31, 1999. The Fund's Class I shares received four stars for the three-, five-, and ten-year periods ended December 31, 1999, from among 3,469, 2,180, and 770 domestic equity funds, respectively.



-------
(4) The Russell Midcap(TM) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000() Index, which in turn, is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000() Index. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. An investment cannot be made directly into an index.

(5) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) to five
    (high) stars are based on a fund's three-, five-, and ten-year average annual returns (if applicable) with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Funds (or share classes) are not rated until they have three years of performance history.




                                                                               7
                                                                               -

The reorganization of the MAP-Equity Fund into the MainStay MAP Equity Fund on June 9, 1999, was a significant event for Fund shareholders. The Fund maintained its investment objective and policies, as well as two of its long-standing portfolio managers.

DIVERSIFIED VALUE APPROACH

The following were among the Fund's top performing securities during 1999.

- TriQuint Semiconductor rose more than 600% since we purchased it for the Fund in March 1999. The company's new semiconductor fab product surfaced without serious complications, its price-earnings multiple increased, gross margins expanded, volume surged, earnings exceeded expectations, and demand from its traditional customers, including Nokia, Ericsson, QUALCOMM, and Nortel strengthened in the accelerating pace of the communications revolution.

- Seagate Technology was up 51% for the year since the Fund's purchase. The stock rose on improved operations in its base disc-drive business and a subsidiary's merger with Veritas Software, which created several billion dollars of added value.

- Catalina Marketing stock had quadrupled from the Fund's initial purchase price a few years ago. The Fund added to its position in 1999 when we realized the company's coupon-distribution web site was attracting substantial traffic. The stock price rose substantially when the company's volume came in ahead of expectations and earnings surged.

- Titan Corp. appreciated more than 400% since we purchased it for the Fund during the year. Titan Corp. is a major supplier to the nation's security services. The first of its technology subsidiaries, an e-commerce software operation, is about to go public.

- American Express rose 62% for the year, as heavy Internet investments helped the company emerge as a leader in on-line banking.

Not all of the Fund's stocks performed as well. CVS was among the Fund's worst-performing stocks, as the company faced new competition from Internet drug stores and the ripple effect of a close competitor's near meltdown that raised questions about the drug-chain business overall. Louisiana-Pacific also performed poorly as the company, in the midst of a turnaround, was hurt by a price decline in oriented strand fiber board. Harte-Hanks suffered from Internet competition and lower-than-expected growth rates. Despite a negative impact on performance in 1999, we maintained the Fund's holdings in each of these stocks, as we continue to believe in their long-range potential.

RESHAPING THE PORTFOLIO

We made some significant purchases and sales for the Fund during 1999. Besides those already mentioned, we initiated positions in KN Energy (now Kinder Morgan), Clorox, Becton Dickinson, and PathoGenesis. Each of these stocks was bought after its price declined, as we sought to take advantage of attractive near-term prospects among companies that might benefit from management restructurings or insider buying. One major sale was Bankers Trust, which was acquired by Deutsche Bank. We tendered the Fund's shares with a positive impact on performance. We reduced the Fund's position in Motorola prior to the Iridium bankruptcy and in VICORP Restaurants, which held a cash tender at a premium price at year-end 1999.

LOOKING AHEAD

We believe that the U.S. economy still has substantial momentum and that the financial fundamentals for both households and businesses remain strong. We also feel that the Federal Reserve could continue to raise interest rates in the first half of 2000, as it seeks to slow real economic growth to a more sustainable pace. We will factor these considerations into our stock-selection process as the new year gets underway. We also anticipate selling certain stocks in the near term because they have reached hard-to-justify valuations.

We continue to search for off-the-beaten-path value situations with catalysts that may improve the company's prospects over time. Without capitalization constraints, we enjoy the flexibility to invest the Fund's assets in a diversified, eclectic selection of securities. Wherever the markets may move, the Fund will continue to seek long-term capital appreciation, with income as a secondary objective.

Michael Mullarkey
Roger Lob
Portfolio Managers
Markston International, LLC

Past performance is
no guarantee of
future results.




                                                                               9
                                                                               -

Returns and Lipper Rankings as of 12/31/99

   FUND AVERAGE ANNUAL TOTAL RETURNS*

                                                LIFE OF FUND
                1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/99
Class A            n/a      n/a        n/a          7.53%
Class B            n/a      n/a        n/a          7.23%
Class C            n/a      n/a        n/a          7.23%
Class I         12.18%   24.09%     15.98%         12.10%

   FUND SEC RETURNS*

                                                LIFE OF FUND
                1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/99
Class A            n/a      n/a        n/a          1.61%
Class B            n/a      n/a        n/a          2.23%
Class C            n/a      n/a        n/a          6.23%
Class I          6.85%   22.89%     15.41%         11.91%

   FUND LIPPER(+) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/99

                                                         LIFE OF FUND
                  1 YEAR      5 YEARS      10 YEARS    THROUGH 12/31/99
Class A         n/a          n/a          n/a              329 out of
                                                           446 funds
Class B         n/a          n/a          n/a              333 out of
                                                           446 funds
Class C         n/a          n/a          n/a              333 out of
                                                           446 funds
Class I         285 out of   44 out of    25 out of         14 out of
                387 funds    143 funds    68 funds          29 funds
Average Lipper
multi-cap
core fund(++)   22.49%       23.07%       15.51%           12.31%

   FUND PER SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/99

                NAV 12/31/99   INCOME    CAPITAL GAINS
Class A            $26.22      $0.0770      $0.9411
Class B            $26.15      $0.0720      $0.9411
Class C            $26.15      $0.0720      $0.9411
Class I            $26.25      $0.1093      $1.1411

-------
   On 6/9/99, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund Class I shares.

 * Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that upon redemption, shares may be worth more or less than their original cost. Total returns shown are based on NAV and assume no deduction for CDSC or applicable sales charges. In compliance with SEC guidelines, SEC returns include the maximum sales charge and show the percentage change for each of the required periods. MainStay Management LLC has contractually agreed to limit total annual fund operating expenses to 1.00% for Class I shares, 1.25% for Class A shares



10
-
   and 2.00% for Class B and Class C shares through May 31, 2001, after which time MainStay Management LLC may discontinue the limitation. Without such expense limitations, performance may have been lower. All returns assume capital gain and dividend distributions are reinvested. Performance figures for the MainStay MAP Equity Fund Class I shares, first offered 6/9/99, include the performance of the MAP-Equity Fund from inception (1/21/71) through 6/8/99. Prior to reorganization, shares of the MAP-Equity Fund were subject to a maximum 4.75% sales charge. Performance for Class A, Class B, and Class C shares will vary based on differences in their loads and expense structures.

   Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of up to 5% if redeemed within the first six years of purchase and an annual 12b-1 fee of 1%. Class C shares are sold with no initial sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase and an annual 12b-1 fee of 1%. Class I shares are sold with no initial sales charge and no annual 12b-1 fee.

 (+) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Life of Fund rankings reflect the performance of each share class from its initial offering date through 12/31/99. Class A, Class B, and Class C shares were first offered to the public on 6/9/99. Class I shares, first offered 6/9/99, include the performance of the MAP-Equity Fund from inception (1/21/71) through 6/8/99. Life of Fund return for the average Lipper peer fund is for the period from 1/21/71 through 12/31/99. Lipper averages are not class specific. Lipper returns and rankings are unaudited.

 (++) Lipper's new fund classification structure, effective September 1999, is reflected in this material.




                                                                              11
                                                                               -

MainStay MAP Equity Fund

                                     SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (97.0%)+
AEROSPACE/DEFENSE (2.5%)
Boeing Co. (The).................     16,148       $   671,151
Lockheed Martin Corp. ...........     67,000         1,465,625
                                                   -----------
                                                     2,136,776
                                                   -----------
BANKS (4.1%)
Northern Trust Corp. ............     28,010         1,484,530
Popular, Inc. ...................     20,940           585,011
State Street Corp. ..............     20,000         1,461,250
                                                   -----------
                                                     3,530,791
                                                   -----------
BEVERAGES (0.1%)
PepsiCo, Inc. ...................      3,597           126,794
                                                   -----------

BIOTECHNOLOGY (1.6%)
Biogen, Inc. (a).................     16,112         1,361,464
                                                   -----------

BROADCAST/MEDIA (0.5%)
MediaOne Group, Inc. (a).........      5,928           455,344
                                                   -----------

BUILDING MATERIALS (5.0%)
Martin Marietta Materials,
 Inc. ...........................     20,000           820,000
Valspar Corp. (The)..............      3,445           144,259
Vulcan Materials Co..............     84,478         3,373,840
                                                   -----------
                                                     4,338,099
                                                   -----------
CHEMICALS (1.5%)
IMC Global Inc. .................      5,850            95,794
Great Lakes Chemical Corp. ......     30,405         1,161,091
                                                   -----------
                                                     1,256,885
                                                   -----------
COMMUNICATIONS--EQUIPMENT (2.5%)
Cabletron Systems, Inc. (a)......     17,100           444,600
CommScope, Inc. (a)..............     28,318         1,141,569
Nortel Networks Corp. ...........      5,472           552,672
                                                   -----------
                                                     2,138,841
                                                   -----------
COMPUTER SOFTWARE & SERVICES (11.7%)
ACNielsen Corp. (a)..............     93,259         2,296,503
Ardent Software, Inc. (a)........     24,300           947,700
Avid Technology, Inc. (a)........     12,432           162,393
Electronic Data Systems Corp. ...     12,113           810,814
Informix Corp. (a)...............     70,000           800,625
National Computer Systems,
 Inc. ...........................     75,940         2,857,243
Shared Medical Systems Corp. ....      6,282           319,989
Titan Corp. (The) (a)............     40,000         1,885,000
                                                   -----------
                                                    10,080,267
                                                   -----------
COMPUTER SYSTEMS (5.1%)
Seagate Technology, Inc. (a).....     94,000         4,376,875
                                                   -----------
--------------------------------------------------------------
+  Percentages indicated are based on Fund net assets.

--------------------------------------------------------------
                                     SHARES           VALUE

COSMETICS/PERSONAL CARE (0.5%)
Gillette Co. (The)...............      9,823       $   404,585
                                                   -----------

ELECTRIC POWER COMPANIES (0.8%)
Reliant Energy, Inc. ............     31,622           723,353
                                                   -----------

ELECTRICAL EQUIPMENT (0.3%)
Checkpoint Systems, Inc. (a).....     23,203           236,381
                                                   -----------

ELECTRONICS--COMPONENTS (1.1%)
Arrow Electronics, Inc. (a)......     36,475           925,553
                                                   -----------

ELECTRONICS--SEMICONDUCTORS
 (2.9%)
Motorola, Inc. ..................      6,131           902,790
TriQuint Semiconductor, Inc.
 (a).............................     14,439         1,606,339
                                                   -----------
                                                     2,509,129
                                                   -----------
ENTERTAINMENT (3.2%)
Time Warner, Inc. ...............     38,702         2,803,476
                                                   -----------

FINANCE (2.3%)
American Express Co. ............     12,207         2,029,414
                                                   -----------

FOOD (2.0%)
Bestfoods........................      6,589           346,334
Quaker Oats Co. (The)............     14,349           941,653
Ralston Purina Co................     14,641           408,118
                                                   -----------
                                                     1,696,105
                                                   -----------
HEALTH CARE--DRUGS (5.8%)
PathoGenesis Corp. (a)...........    106,800         2,289,525
Pharmacia & Upjohn, Inc. ........     56,657         2,549,565
Schering-Plough Corp. ...........      4,584           193,388
                                                   -----------
                                                     5,032,478
                                                   -----------
HEALTH CARE--MEDICAL PRODUCTS (1.8%)
Becton, Dickinson & Co. .........     56,900         1,522,075
                                                   -----------

HEALTH CARE--MISCELLANEOUS (1.7%)
Caremark Rx, Inc. (a)............     47,942           242,706
Johnson & Johnson................     13,027         1,213,139
                                                   -----------
                                                     1,455,845
                                                   -----------
HOUSEHOLD PRODUCTS (2.7%)
Clorox Co. (The).................     45,500         2,292,063
                                                   -----------

HOUSEWARES (0.1%)
Tupperware Corp. ................      6,079           102,963
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



12
-

Portfolio of Investments December 31, 1999

                                     SHARES           VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)

INSURANCE (3.1%)
ALLmerica Financial Corp. .......     40,251       $ 2,238,962
SAFECO Corp. (The)...............     17,680           439,790
                                                   -----------
                                                     2,678,752
                                                   -----------
MANUFACTURING--DIVERSIFIED (2.0%)
Minnesota Mining and
 Manufacturing Co. ..............     10,790         1,056,071
Pentair, Inc. ...................      1,774            68,299
Tyco International Ltd. .........     15,032           584,369
                                                   -----------
                                                     1,708,739
                                                   -----------
NATURAL GAS DISTRIBUTORS &
 PIPELINES (3.7%)
Kinder Morgan, Inc. .............    156,900         3,167,419
                                                   -----------

OIL & GAS SERVICES (2.8%)
Apache Corp. ....................      5,661           209,103
Devon Energy Corp. ..............     18,242           599,706
Santa Fe Synder Corp. (a)........    200,000         1,600,000
                                                   -----------
                                                     2,408,809
                                                   -----------
OIL--INTEGRATED INTERNATIONAL
 (1.5%)
BP Amoco PLC ADR (b).............     14,736           874,029
Royal Dutch Petroleum Co. ADR
 (b).............................      6,415           387,707
                                                   -----------
                                                     1,261,736
                                                   -----------
PAPER & FOREST PRODUCTS (1.6%)
Louisiana-Pacific Corp. .........     97,863         1,394,548
                                                   -----------

PUBLISHING (1.1%)
Meredith Corp. ..................     15,400           641,988
R.H. Donnelley Inc. (a)..........      9,808           185,126
Thomas Nelson, Inc...............     10,082            93,258
Times Mirror Co. (The)...........         49             3,283
                                                   -----------
                                                       923,655
                                                   -----------
REAL ESTATE INVESTMENT/
 MANAGEMENT (0.6%)
Health Care Property Investors,
 Inc. ...........................     14,946           356,836
United Dominion Realty Trust,
 Inc. ...........................     21,339           210,723
                                                   -----------
                                                       567,559
                                                   -----------
RESTAURANTS (1.4%)
VICORP Restaurants, Inc. (a).....     73,135         1,179,302
                                                   -----------

--------------------------------------------------------------
                                     SHARES           VALUE

RETAIL (4.7%)
Burlington Coat Factory Warehouse
 Corp. ..........................     31,348       $   434,954
Charming Shoppes, Inc. (a).......     67,200           445,200
CVS Corp. .......................     45,776         1,828,179
Kroger Co. (The) (a).............     30,128           568,666
Mazel Stores, Inc. (a)...........     49,600           458,800
Penney (J.C.) Co., Inc. .........      6,242           124,450
Systemax Inc. (a)................     20,306           172,601
                                                   -----------
                                                     4,032,850
                                                   -----------
RETAIL--INTERNET (0.4%)
Webvan Group Inc. (a)............     19,500           321,750
                                                   -----------

SPECIALIZED SERVICES (8.7%)
Catalina Marketing Corp. (a).....     31,537         3,650,408
Cendant Corp. (a)................     13,000           345,312
Dun & Bradstreet Corp. (The).....     19,920           587,640
Gartner Group, Inc. (a)..........      2,178            30,084
Harte-Hanks, Inc. ...............     85,662         1,863,148
IMS Health Inc. .................     16,730           454,847
National Service Industries,
 Inc. ...........................     18,744           552,948
                                                   -----------
                                                     7,484,387
                                                   -----------
TELECOMMUNICATIONS--LONG DISTANCE
 (3.3%)
Qwest Communications
 International Inc. (a)..........     22,000           946,000
Sprint Corp. ....................     21,734         1,462,970
Sprint Corp. (PCS Group) (a).....      3,933           403,132
                                                   -----------
                                                     2,812,102
                                                   -----------
TELEPHONE (1.7%)
GTE Corp. .......................      5,237           369,536
US West, Inc. ...................     15,500         1,116,000
                                                   -----------
                                                     1,485,536
                                                   -----------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
Burlington Industries, Inc.
 (a).............................     14,286            57,144
                                                   -----------

TOYS (0.5%)
Mattel, Inc. ....................     31,700           416,063
                                                   -----------

TRANSPORTATION (0.0%)(c)
Petroleum Helicopters, Inc. .....      2,534            24,706
                                                   -----------

WASTE DISPOSAL (0.0%)(c)
Safety-Kleen Corp. (a)...........      3,500            39,594
                                                   -----------
Total Common Stocks
 (Cost $61,624,021)..............                   83,500,207
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




                                                                              13
                                                                               -

MainStay MAP Equity Fund

                                     SHARES           VALUE
--------------------------------------------------------------
PREFERRED STOCKS (0.3%)

BROADCAST/MEDIA (0.3%)
News Corp. Ltd., Pfd. ADR
 (a)(b)..........................      8,614       $   288,031
                                                   -----------

MISCELLANEOUS (0.0%)(c)
Craig Corp., Class A (a).........      3,242            20,262
                                                   -----------
Total Preferred Stocks
 (Cost $92,849)..................                      308,293
                                                   -----------
                                   PRINCIPAL
                                     AMOUNT
                                   ----------

SHORT-TERM INVESTMENT (3.3%)

TIME DEPOSIT (3.3%)
Bank of New York Cayman
 3.00%, due 1/3/00...............  $2,850,000        2,850,000
                                                   -----------
Total Short-Term Investment
 (Cost $2,850,000)...............                    2,850,000
                                                   -----------
Total Investments
 (Cost $64,566,870) (d)..........      100.6%       86,658,500(e)
Liabilities in Excess of Cash,
 and Other Assets................       (0.6)         (559,397)
                                   ----------      -----------
Net Assets.......................      100.0%      $86,099,103
                                   ==========      ===========

-------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) Less than one tenth of a percent.
(d) The cost for Federal income tax purposes is $64,552,738.
(e) At December 31, 1999, net unrealized appreciation was $22,105,762, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $25,759,586 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,653,824.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



14
-

Statement of Assets and Liabilities as of December 31, 1999

ASSETS:
Investment in securities, at value (identified cost
  $64,566,870)..............................................       $86,658,500
Cash........................................................            22,412
Receivables:
  Fund shares sold..........................................           230,213
  Dividends and interest....................................            37,334
  Investment securities sold................................            15,752
                                                                   -----------
        Total assets........................................        86,964,211
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           720,032
  MainStay Management.......................................            50,410
  Transfer agent............................................            30,421
  Fund shares redeemed......................................            17,912
  NYLIFE Distributors.......................................            12,124
  Custodian.................................................             6,738
  Trustees..................................................               612
Accrued expenses............................................            26,859
                                                                   -----------
        Total liabilities...................................           865,108
                                                                   -----------
Net assets..................................................       $86,099,103
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     3,299
  Class B...................................................             4,402
  Class C...................................................               948
  Class I...................................................            24,177
Additional paid-in capital..................................        62,874,856
Accumulated undistributed net realized gain on
  investments...............................................         1,099,791
Net unrealized appreciation on investments..................        22,091,630
                                                                   -----------
Net assets..................................................       $86,099,103
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $ 8,650,528
                                                                   ===========
Shares of beneficial interest outstanding...................           329,877
                                                                   ===========
Net asset value per share outstanding.......................       $     26.22
Maximum sales charge (5.50% of offering price)..............              1.53
                                                                   -----------
Maximum offering price per share outstanding................       $     27.75
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $11,510,516
                                                                   ===========
Shares of beneficial interest outstanding...................           440,249
                                                                   ===========
Net asset value and offering price per share outstanding....       $     26.15
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 2,478,166
                                                                   ===========
Shares of beneficial interest outstanding...................            94,785
                                                                   ===========
Net asset value and offering price per share outstanding....       $     26.15
                                                                   ===========
CLASS I
Net assets applicable to outstanding shares.................       $63,459,893
                                                                   ===========
Shares of beneficial interest outstanding...................         2,417,670
                                                                   ===========
Net asset value and offering price per share outstanding....       $     26.25
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




                                                                              15
                                                                               -

Statement of Operations for the year ended December 31, 1999

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  760,892
  Interest..................................................     187,056
                                                              ----------
    Total income............................................     947,948
                                                              ----------
Expenses:
  Management................................................     371,497
  Transfer agent............................................     130,889
  Professional..............................................      49,705
  Custodian.................................................      47,066
  Shareholder communication.................................      24,169
  Distribution--Class B.....................................      21,328
  Distribution--Class C.....................................       3,802
  Registration..............................................      17,891
  Recordkeeping.............................................      15,964
  Service--Class A..........................................       8,249
  Service--Class B..........................................       7,109
  Service--Class C..........................................       1,267
  Trustees..................................................       6,934
  Miscellaneous.............................................      47,757
                                                              ----------
    Total expenses before reimbursement.....................     753,627
                                                              ----------
Expense reimbursement by Manager............................     (65,954)
                                                              ----------
Net expenses................................................     687,673
                                                              ----------
Net investment income.......................................     260,275
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   4,098,524
Net change in unrealized appreciation on investments........   4,226,445
                                                              ----------
Net realized and unrealized gain on investments.............   8,324,969
                                                              ----------
Net increase in net assets resulting from operations........  $8,585,244
                                                              ==========

-------
(a) Dividends recorded net of foreign withholding taxes of $2,400.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




16
-

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  1999           1998
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $   260,275    $  1,056,936
  Net realized gain on investments..........................    4,098,524      24,437,046
  Net change in unrealized appreciation on investments......    4,226,445      (7,605,790)
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    8,585,244      17,888,192
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (11,898)             --
    Class B.................................................       (1,837)             --
    Class C.................................................         (222)             --
    Class I.................................................     (269,185)     (1,058,983)
  From net realized gain on investments:
    Class A.................................................     (310,408)             --
    Class B.................................................     (381,844)             --
    Class C.................................................      (81,020)             --
    Class I.................................................   (2,719,235)    (12,763,987)
                                                              ------------   ------------
      Total dividends and distributions to shareholders.....   (3,775,649)    (13,822,970)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    9,046,008              --
    Class B.................................................   11,149,210              --
    Class C.................................................    2,347,220              --
    Class I.................................................   13,782,334      10,253,237
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      264,532              --
    Class B.................................................      365,251              --
    Class C.................................................       79,366              --
    Class I.................................................    2,757,364      12,935,771
                                                              ------------   ------------
                                                               39,791,285      23,189,008
  Cost of shares redeemed:
    Class A.................................................     (900,257)             --
    Class B.................................................     (279,066)             --
    Class C.................................................      (28,635)             --
    Class I.................................................  (17,708,062)    (61,012,177)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   20,875,265     (37,823,169)
                                                              ------------   ------------
      Net increase (decrease) in net assets.................   25,684,860     (33,757,947)
NET ASSETS:
Beginning of year...........................................   60,414,243      94,172,190
                                                              ------------   ------------
End of year.................................................  $86,099,103    $ 60,414,243
                                                              ============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $        --    $     45,300
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.





                                                                              17
                                                                               -

Financial Highlights selected per share data and ratios

                                                                    Class A           Class B           Class C
                                                                  ------------      ------------      ------------
                                                                    June 9**          June 9**          June 9**
                                                                    through           through           through
                                                                  December 31,      December 31,      December 31,
                                                                      1999              1999              1999
                                                                  ------------      ------------      ------------
Net asset value at beginning of period......................         $25.38           $ 25.38            $25.38
                                                                     ------           -------            ------
Net investment income.......................................           0.05              0.02              0.02
Net realized and unrealized gain on investments.............           1.81              1.76              1.76
                                                                     ------           -------            ------
Total from investment operations............................           1.86              1.78              1.78
                                                                     ------           -------            ------
Less dividends and distributions:
  From net investment income................................          (0.08)            (0.07)            (0.07)
  From net realized gain on investments.....................          (0.94)            (0.94)            (0.94)
  Distribution in excess of net investment income...........             --                --                --
                                                                     ------           -------            ------
Total dividends and distributions...........................          (1.02)            (1.01)            (1.01)
                                                                     ------           -------            ------
Net asset value at end of period............................         $26.22           $ 26.15            $26.15
                                                                     ======           =======            ======
Total investment return (a).................................           7.53%             7.23%             7.23%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)............................           0.46%+          (0.29)%+          (0.29)%+
    Net expenses............................................           1.25%+            2.00%+            2.00%+
    Expenses (before reimbursement).........................           1.41%+            2.16%+            2.16%+
Portfolio turnover rate.....................................             32%               32%               32%
Net assets at end of period (in 000's)......................         $8,651           $11,511            $2,478

-------

 *   The financial information for the year ended December 31,
     1998 and prior relates to the MAP-Equity Fund shares, which were reorganized into Class I shares as of the close of
     business on June 8, 1999. Financial information for the year ending December 31, 1999 represents the combined results of operations of the MAP-Equity Fund and MainStay MAP Equity
     Fund.
**   Class A, B and C shares first offered on June 9, 1999.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




18
-

                             Class I*
    -----------------------------------------------------------
                      Year ended December 31,
    -----------------------------------------------------------
     1999         1998         1997         1996         1995
    -------      -------      -------      -------      -------
    $ 24.58      $ 22.73      $ 20.66      $ 19.36      $ 16.67
    -------      -------      -------      -------      -------
       0.11         0.33         0.28         0.36         0.43
       2.81         4.81         5.49         4.16         4.90
    -------      -------      -------      -------      -------
       2.92         5.14         5.77         4.52         5.33
    -------      -------      -------      -------      -------
      (0.11)       (0.33)       (0.29)       (0.36)       (0.43)
      (1.14)       (2.96)       (3.41)       (2.86)       (2.07)
         --           --           --           --        (0.14)
    -------      -------      -------      -------      -------
      (1.25)       (3.29)       (3.70)       (3.22)       (2.64)
    -------      -------      -------      -------      -------
    $ 26.25      $ 24.58      $ 22.73      $ 20.66      $ 19.36
    =======      =======      =======      =======      =======
      12.18%       24.23%       27.99%       23.82%       32.50%
       0.39%        1.10%        1.18%        1.82%        2.30%
       0.88%        0.70%        0.82%        0.74%        0.81%
       0.96%        0.77%        0.82%        0.74%        0.81%
         32%          41%          58%          53%          39%
    $63,460      $60,414      $94,172      $73,591      $60,467

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.




                                                                              19
                                                                               -

MainStay MAP Equity Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is comprised of twenty-three funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Equity Fund (the "Fund").

MainStay MAP Equity Fund commenced operations in 1970 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization ("Agreement") approved by MAP-Equity shareholders on June 3, 1999, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund. The acquisition was accomplished by a tax free exchange of Class I shares of MainStay MAP Equity Fund in the amount equal to the outstanding shares MAP-Equity Fund, effective on June 9, 1999. The financial statements of the MainStay MAP Equity Fund reflect the historical financial results of the MAP-Equity Fund prior to the reorganization. Prior to the reorganization, the MainStay MAP Equity Fund had not commenced operations and had no assets or liabilities. MainStay Management LLC agreed to bear all costs related to the reorganization.

The Fund currently offers four classes of shares, Class A shares, Class B shares, Class C shares and Class I shares. Distribution of the four classes commenced on June 9, 1999. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. Prior to reorganization Class I shares were subject to a sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee and may be sold to institutional investors and other individuals, as detailed in the prospectus.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.



20
-

Notes to Financial Statements

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment would be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no Federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.




                                                                              21
                                                                               -

MainStay MAP Equity Fund

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $12,146 and $10,287 are increases to additional paid-in capital and accumulated undistributed net realized gain on investments, respectively. In addition, a decrease of $22,433 has been made to accumulated undistributed net investment income. These book/tax differences are due primarily to the tax treatment of income earned from Real Estate Investment Trusts.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the Distribution Plan) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. MainStay Management, LLC (the "Manager"), an indirect wholly owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager pursuant to a management agreement and provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to Markston International, LLC (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the average daily net assets of the Fund. For the period June 9, 1999 through December 31, 1999, the Manager earned $316,850 and reimbursed the Fund



22
-

$65,954. The Manager has contractually agreed to limit total annual fund operating expenses to 1.00%, 1.25%, 2.00% and 2.00% for Class I, Class A, Class B and Class C shares, respectively, through May 30, 2001, after which time the Manager may discontinue the limitation. For a two-year period following expiration of the expense limitation, the Manager may be entitled to reimbursement for a portion of expenses paid pursuant to the expense limitation. At December 31, 1999, the amount of such expenses was $65,954.

Pursuant to the terms of a Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.45% on assets up to $250 million, 0.40% on assets from $250 million to $500 million and 0.35% on assets in excess of $500 million.

Prior to June 9, 1999, investment advisory and management services were provided by Markston Investment Management (the "Advisor") to MAP-Equity Fund ("MAP"), the predecessor to the Fund. Under investment advisory and service agreements, the Advisor was paid a fee at an annual rate of 0.50% of the first $200 million of MAP's net assets, 0.45% of the next $100 million of such value, 0.40% of the next $100 million of such value, and 0.35% of such value in excess of $400 million. This basic fee was adjusted by an amount determined according to a formula based on MAP's performance in relation to the Standard & Poor's 500 Index (the "Index"). The formula provided for a weekly increase or decrease in the basic fee by an amount equal to 0.05% of net assets per annum for each full two percentage points that the Fund's investment performance, over a 24-month period, was better or worse than that of the Index. The maximum adjustment was 0.30%. For the period January 1, 1999 through June 8, 1999, the basic advisory fee amounted to $132,901. The actual fee paid amounted to $54,647, which reflected a downward performance adjustment of $78,254.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. (the "Distributor"). The Fund, with respect to Class A, Class B and Class C shares, has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plan provides that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.





                                                                              23
                                                                               -

MainStay MAP Equity Fund

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charge retained on sales of Class A Fund shares was $10,715 for the period June 9, 1999 through December 31, 1999. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class B shares of $912 for the period ended December 31, 1999.

First Priority Investment Corporation ("First Priority") acted as distributor to MAP until April 30, 1999 pursuant to a Distributor's Agreement. In exchange for distribution services, First Priority retained sales charges paid by investors of $192,924 for the period January 1, 1999 through April 30, 1999. Effective as of the close of business on April 30, 1999, MAP closed to all new share purchases, including automatic purchases, pending the reorganization.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. Effective June 9, 1999, MainStay Shareholder Services Inc. ("MSS"), an indirect wholly owned subsidiary of New York Life, began serving as the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expense paid to MSS for the period June 9, 1999 through December 31, 1999 amounted to $97,554. Prior to June 9, 1999 State Street Bank & Trust Co. served as transfer agent for MAP-Equity Fund.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, MainStay Management or NYLIFE Distributors, currently are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Trust allocates this expense in proportion to the net assets of the respective Funds.

Prior to the reorganization of MAP-Equity Fund, disinterested directors were paid by MAP a fee at the rate of $400 per meeting attended, plus an annual retainer of $1,200.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $376 for the period June 9, 1999 through December 31, 1999.

Fees for recordkeeping services provided to the Fund by the Manager amounted to $15,964 for the period June 9, 1999 through December 31, 1999.




24
-

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 1999, purchases and sales of securities, other than short-term securities, were $39,232 and $20,746, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 1999.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                                        YEAR ENDED
                                              YEAR ENDED DECEMBER 31, 1999           DECEMBER 31, 1998
                                       -------------------------------------------   -----------------
                                       CLASS A*   CLASS B*   CLASS C*   CLASS I(a)        CLASS I
                                       --------   --------   --------   ----------   -----------------
Shares sold..........................    354        437         93          551              420
Shares issued in reinvestment of
  dividends and distributions........     11         14          3          110              569
                                         ---        ---         --         ----           ------
                                         365        451         96          661              989
Shares redeemed......................    (35)       (11)        (1)        (701)          (2,674)
                                         ---        ---         --         ----           ------
Net increase (decrease)..............    330        440         95          (40)          (1,685)
                                         ===        ===         ==         ====           ======

-------

 *   First offered on June 9, 1999.
(a) As a result of the reorganization of MAP-Equity Fund into MainStay MAP Equity Fund, effective June 9, 1999, shareholders of MAP-Equity Fund received Class I shares of MainStay MAP Equity Fund.




                                                                              25
                                                                               -

Report of Independent Accountants

To the Board of Trustees and Shareholders of The MainStay Funds

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay MAP Equity Fund (formerly MAP-Equity Fund, now one of the portfolios constituting The MainStay Funds and hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2000





26
-

THE MAINSTAY FUNDS

GROWTH FUNDS
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund

GROWTH AND INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay California Tax Free Fund
MainStay New York Tax Free Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

MAINSTAY'S FUND MANAGER

MAINSTAY MANAGEMENT LLC(1)
Parsippany, New Jersey

MAINSTAY'S
INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(1)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MADISON SQUARE ADVISORS LLC(1)
New York, New York

MONITOR CAPITAL ADVISORS LLC(1)
Princeton, New Jersey

MARKSTON INTERNATIONAL, LLC
White Plains, New York

-------
(1) An indirect wholly owned subsidiary of New York Life Insurance Company.




                                                                              27
                                                                               -

Officers & Trustees*

RICHARD M. KERNAN, JR.    Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
MARK GORDON               Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
NANCY MAGINNES KISSINGER  Trustee
TERRY L. LIERMAN          Trustee
JOHN B. McGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JOHN A. FLANAGAN          Chief Financial Officer
RICHARD W. ZUCCARO        Tax Vice President
JOSEPH MCBRIEN            Secretary

DECHERT PRICE & RHOADS
Legal Counsel
* As of December 31, 1999.

[MAINSTAY.LOGO]

NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway, Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds

www.mainstayinv.com

NYLIFE Distributors Inc., member NASD, is an indirect wholly owned subsidiary of New York Life Insurance Company.

This report is provided for the information of shareholders of the MainStay MAP Equity Fund. It may be given to others only when preceded or accompanied by an effective MainStay Funds prospectus. This report does not offer to sell any securities or solicit orders to buy them.

(C)2000. All rights reserved.                                       MSAN30-02/00

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay
    MAP Equity Fund

    ANNUAL REPORT

    DECEMBER 31, 1999

    [MAINSTAY.LOGO]